UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-7436

THE DFA INVESTMENT TRUST COMPANY

(Exact name of registrant as specified in charter)

6300 Bee Cave Road, Building One, Austin, TX 78746

(Address of principal executive offices)            (Zip code)

Catherine L. Newell, Esquire, President and General Counsel

The DFA Investment Trust Company,

6300 Bee Cave Road, Building One, Austin, TX 78746

(Name and address of agent for service)

Registrant’s telephone number, including area code: 512-306-7400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

Year Ended: October 31, 2020

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY

DFA Investment Dimensions Group Inc.

Enhanced U.S. Large Company Portfolio	U.S. Core Equity 1 Portfolio	U.S. Micro Cap Portfolio

U.S. Large Cap Equity Portfolio	U.S. Core Equity 2 Portfolio	U.S. High Relative Profitability Portfolio

U.S. Large Cap Value Portfolio	U.S. Vector Equity Portfolio	DFA Real Estate Securities Portfolio

U.S. Targeted Value Portfolio	U.S. Small Cap Portfolio	DFA Commodity Strategy Portfolio

U.S. Small Cap Value Portfolio

Dimensional Investment Group Inc.

U.S. Large Company Portfolio

The DFA Investment Trust Company

The U.S. Large Cap Value Series

See the inside front cover for important information about access to your fund’s annual and semi-annual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

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December 2020

Dear Fellow Shareholder,

As we come to the end of a year that saw an array of challenges, we want to thank you for the honor of serving you. We recognize that your financial assets play a vital role in your future, and we have tremendous gratitude for the faith you place in us by entrusting those assets with Dimensional.

Since the day our firm was founded nearly 40 years ago, we have focused on bringing the great ideas in finance to life for investors. We believe that a sensible, financial science-based approach offers people the best chance at a successful investment experience. With that as a guiding principle, we continue to innovate in the strategies we offer and how they are executed. We look forward to further work on these efforts—if there’s a better way to do something, we want to pursue it.

We also place great value on helping our clients understand what they can expect from us. We strive to be transparent about what we can deliver, and to then excel in our execution.

That’s how we help clients achieve their financial goals. And at Dimensional, we believe that when investors win, we all win. On behalf of over 1,400 employees, we send our deepest appreciation for letting us serve as the investment manager of your assets.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and CHIEF INVESTMENT OFFICER

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ANNUAL REPORT

i

TABLE OF CONTENTS

CONTINUED

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
P.L.C.	Public Limited Company
SA	Special Assessment
CAD	Canadian Dollars
EUR	Euro
GBP	British Pounds
USD	United States Dollar

Investment Footnotes
^	Denominated in USD, unless otherwise noted.
†	See Note B to Financial Statements.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
(r)	The adjustable rate shown is effective as of October 31, 2020. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
#	Total or Partial Securities on Loan.
«	Security pledged as collateral for Futures Contracts.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
~	Security pledged as collateral for Swap Agreements.

1

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Financial Highlights

**	The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net Assets includes the effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain (Loss) per share and the ratio of Net Investment Income to Average Net Assets would have been $0.92, $7.69 and 2.43%, respectively had the effect of this estimation not been considered.
(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s).
(C)	Non-Annualized
(D)	Annualized
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
u	Commencement of Operations.

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Enhanced U.S. Large Company Portfolio vs.

S&P 500® Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P DowJones Indices LLC, a division of S&P Global. All rights reserved.

U.S. Large Cap Equity Portfolio vs.

Russell 1000® Index

June 25, 2013-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russel Company is the source and owner of the trademarks, service marks, and copyrights related to the Russel Indexes.

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Large Cap Value Portfolio vs.

Russell 1000® Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russel Company is the source and owner of the trademarks, service marks, and copyrights related to the Russel Indexes.

U.S. Targeted Value Portfolio — Institutional Class vs.

Russell 2000® Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

4

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Targeted Value Portfolio — Class R1 vs.

Russell 2000® Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Targeted Value Portfolio — Class R2 vs.

Russell 2000® Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

5

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Small Cap Value Portfolio vs.

Russell 2000® Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Core Equity 1 Portfolio vs.

Russell 3000® Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

6

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Core Equity 2 Portfolio vs.

Russell 3000® Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Vector Equity Portfolio vs.

Russell 3000® Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

7

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Small Cap Portfolio vs.

Russell 2000® Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Micro Cap Portfolio vs.

Russell 2000® Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

8

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. High Relative Profitability Portfolio vs.

Russell 1000® Index

May 16, 2017-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

DFA Real Estate Securities Portfolio vs.

S&P 500® Index, Dow Jones U.S. Select REIT Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

© 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

9

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2020

U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 10.15% . As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2020

Russell 3000® Index	10.15%
Russell 1000® Index (large-cap stocks)	10.87%
Russell Midcap® Index (mid-cap stocks)	4.12%
Russell 2000® Index (small-cap stocks)	-0.14%
Russell Microcap® Index (micro-cap stocks)	3.15%
Dow Jones U.S. Select REIT Index SM	-25.14%

Total Return for 12 Months Ended October 31, 2020

Russell 1000® Value Index (large-cap value stocks)	-7.57%
Russell 1000® Growth Index (large-cap growth stocks)	29.22%
Russell 2000® Value Index (small-cap value stocks)	-13.92%
Russell 2000® Growth Index (small-cap growth stocks)	13.37%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to outperform the total return of the S&P 500® Index. This strategy uses S&P 500® Index futures contracts, swaps, and/or ETFs in conjunction with short-term investment grade fixed income instruments. As of October 31, 2020, 100% the equity exposure consisted of S&P 500® Index futures contracts. The behavior of S&P 500® Index futures contracts is determined principally by the performance of the S&P 500® Index.

For the 12 months ended October 31, 2020, total returns were 9.55% for the Portfolio and 9.71% for the S&P 500® Index, the Portfolio’s benchmark. The Portfolio’s underperformance relative to the benchmark was primarily due to the performance of the fixed income component of the Portfolio. The net return of the fixed income component was less than the financing cost of the S&P 500® Index futures contracts that the Portfolio purchased throughout the year. The financing cost for the S&P 500® Index futures contracts generally increased over the period while fixed income returns were generally limited due to low interest rates.

U.S. Large Cap Equity Portfolio

The U.S. Large Cap Equity Portfolio invests in a broadly diversified group of U.S. large-cap securities with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 620 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

10

For the 12 months ended October 31, 2020, total returns were 9.52% for the Portfolio and 10.87% for the Russell 1000® Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks detracted from performance relative to the benchmark. The Portfolio’s greater exposure to stocks with smaller market capitalizations within the large cap universe also detracted from relative performance, as these stocks underperformed their larger counterparts for the period. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.S.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio is designed to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2020, the Master Fund held approximately 340 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -11.56% for the Portfolio and -7.57% for the Russell 1000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Master Fund’s greater emphasis on value stocks had a negative impact on performance relative to the benchmark. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.S.

U.S. Targeted Value Portfolio

The U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 1,390 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -13.34% for the Portfolio’s Class R1 shares, -13.42% for the Portfolio’s Class R2 shares, -13.27% for the Portfolio’s Institutional Class shares, and -13.92% for the Russell 2000® Value Index, the Portfolio’s benchmark. The Portfolio’s exclusions of real estate investment trusts (REITs) and highly regulated utilities contributed positively to performance relative to the benchmark, as REITs and utilities generally underperformed in the U.S. Conversely, with low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks detracted from relative performance.

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio invests in a broadly diversified group of U.S. small-cap value stocks. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 970 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

11

For the 12 months ended October 31, 2020, total returns were -14.11% for the Portfolio and -13.92% for the Russell 2000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Portfolio’s greater emphasis on value stocks detracted from performance relative to the benchmark. Conversely, the Portfolio’s exclusions of real estate investment trusts (REITs) and highly regulated utilities had a positive impact on relative performance, as REITs and utilities generally underperformed in the U.S.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 2,590 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were 5.55% for the Portfolio and 10.15% for the Russell 3000® Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks detracted from performance relative to the benchmark. The Portfolio’s greater emphasis on small-cap stocks also detracted from relative performance, as small-caps underperformed large-caps for the period. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the U.S. Core Equity 1 Portfolio and the market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 2,630 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were 4.37% for the Portfolio and 10.15% for the Russell 3000® Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks detracted from performance relative to the benchmark. The Portfolio’s greater emphasis on small-cap stocks also detracted from relative performance, as small-caps underperformed large-caps for the period. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The Portfolio’s increased exposure to small-cap and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in the U.S. market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 2,380 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

12

For the 12 months ended October 31, 2020, total returns were -6.12% for the Portfolio and 10.15% for the Russell 3000® Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks detracted from performance relative to the benchmark. The Portfolio’s greater emphasis on small-cap stocks also detracted from relative performance, as small-caps underperformed large-caps for the period.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio invests in a broadly diversified group of U.S. small-cap stocks. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 1,980 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -5.08% for the Portfolio and -0.14% for the Russell 2000® Index, the Portfolio’s benchmark. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those stocks outperformed. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio invests in a broadly diversified group of U.S. micro-cap companies. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 1,650 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -9.87% for the Portfolio and -0.14% for the Russell 2000® Index, the Portfolio’s benchmark. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those stocks outperformed. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.S.

U.S. High Relative Profitability Portfolio

The U.S. High Relative Profitability Portfolio seeks to capture the returns of U.S. large-cap stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap high relative profitability segment of the U.S. market. As of October 31, 2020, the Portfolio held approximately 250 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were 9.90% for the Portfolio and 10.87% for the Russell 1000® Index, the Portfolio’s benchmark. Within the highest profitability stocks, the Portfolio’s greater emphasis on low relative price (value) stocks detracted from performance relative to

13

the benchmark. The Portfolio’s greater emphasis on stocks with smaller market capitalizations within the large cap universe also detracted from relative performance, as these stocks underperformed their larger counterparts for the period.

DFA Real Estate Securities Portfolio

The DFA Real Estate Securities Portfolio invests in a broadly diversified group of U.S. real estate securities. As of October 31, 2020, the Portfolio held approximately 160 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -16.27% for the Portfolio, 9.71% for the S&P 500® Index, and -25.14% for the Dow Jones U.S. Select REIT IndexSM, the Portfolio’s benchmarks. Differences in REIT eligibility between the Portfolio and the benchmark contributed positively to the Portfolio’s performance relative to the benchmark, most notably among tower and data center REITs. The Portfolio includes tower REITs, which are excluded by the benchmark, as well as data center REITs, which are held by the benchmark at a lower weight, and these securities generally outperformed.

14

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLES

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

Enhanced U.S. Large Company Portfolio
Actual Fund Return	$1,000.00	$1,145.90	0.15%	$0.81
Hypothetical 5% Annual Return	$1,000.00	$1,024.38	0.15%	$0.76

U.S. Large Cap Equity Portfolio
Actual Fund Return	$1,000.00	$1,151.90	0.16%	$0.87
Hypothetical 5% Annual Return	$1,000.00	$1,024.33	0.16%	$0.81

15

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

U.S. Large Cap Value Portfolio (2)
Actual Fund Return	$1,000.00	$1,069.40	0.27%	$1.40
Hypothetical 5% Annual Return	$1,000.00	$1,023.78	0.27%	$1.37

U.S. Targeted Value Portfolio
Actual Fund Return
Class R1 Shares	$1,000.00	$1,151.00	0.47%	$2.54
Class R2 Shares	$1,000.00	$1,150.50	0.62%	$3.35
Institutional Class Shares	$1,000.00	$1,151.70	0.37%	$2.00
Hypothetical 5% Annual Return
Class R1 Shares	$1,000.00	$1,022.77	0.47%	$2.39
Class R2 Shares	$1,000.00	$1,022.02	0.62%	$3.15
Institutional Class Shares	$1,000.00	$1,023.28	0.37%	$1.88

U.S. Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,134.50	0.52%	$2.79
Hypothetical 5% Annual Return	$1,000.00	$1,022.52	0.52%	$2.64

U.S. Core Equity 1 Portfolio
Actual Fund Return	$1,000.00	$1,148.20	0.18%	$0.97
Hypothetical 5% Annual Return	$1,000.00	$1,024.23	0.18%	$0.92

U.S. Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$1,151.30	0.21%	$1.14
Hypothetical 5% Annual Return	$1,000.00	$1,024.08	0.21%	$1.07

U.S. Vector Equity Portfolio
Actual Fund Return	$1,000.00	$1,139.10	0.32%	$1.72
Hypothetical 5% Annual Return	$1,000.00	$1,023.53	0.32%	$1.63

U.S. Small Cap Portfolio
Actual Fund Return	$1,000.00	$1,164.30	0.36%	$1.96
Hypothetical 5% Annual Return	$1,000.00	$1,023.33	0.36%	$1.83

U.S. Micro Cap Portfolio
Actual Fund Return	$1,000.00	$1,142.20	0.52%	$2.80
Hypothetical 5% Annual Return	$1,000.00	$1,022.52	0.52%	$2.64

U.S. High Relative Profitability Portfolio
Actual Fund Return	$1,000.00	$1,116.60	0.25%	$1.33
Hypothetical 5% Annual Return	$1,000.00	$1,023.88	0.25%	$1.27

16

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

DFA Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$1,011.30	0.18%	$0.91
Hypothetical 5% Annual Return	$1,000.00	$1,024.23	0.18%	$0.92

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

17

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the Affiliated Investment Company’s holdings, which reflect the investments by category or country.

FEEDER FUND

Affiliated Investment Company
U.S. Large Cap Value Portfolio	100.0%

ENHANCED DOMESTIC EQUITY PORTFOLIO

Enhanced U.S. Large Company Portfolio
Corporate	38.3%
Government	28.0%
Foreign Corporate	28.5%
Foreign Government	5.2%

100.0%

18

DOMESTIC EQUITY PORTFOLIOS

U.S. Large Cap Equity Portfolio
Communication Services	11.4%
Consumer Discretionary	12.0%
Consumer Staples	7.1%
Energy	2.0%
Financials	10.2%
Health Care	14.2%
Industrials	11.1%
Information Technology	25.7%
Materials	3.7%
Real Estate	0.1%
Utilities	2.5%

100.0%

U.S. Core Equity 1 Portfolio
Communication Services	8.8%
Consumer Discretionary	13.2%
Consumer Staples	6.6%
Energy	2.1%
Financials	12.3%
Health Care	12.8%
Industrials	12.3%
Information Technology	24.8%
Materials	4.1%
Real Estate	0.2%
Utilities	2.8%

100.0%

U.S. Small Cap Portfolio
Communication Services	2.5%
Consumer Discretionary	16.3%
Consumer Staples	4.9%
Energy	2.3%
Financials	19.5%
Health Care	10.5%
Industrials	21.0%
Information Technology	13.6%
Materials	5.5%
Real Estate	0.6%
Utilities	3.3%

100.0%

DFA Real Estate Securities Portfolio
Real Estate	100.0%

100.0%

U.S. Targeted Value Portfolio
Communication Services	2.9%
Consumer Discretionary	15.4%
Consumer Staples	4.7%
Energy	5.2%
Financials	25.6%
Health Care	4.7%
Industrials	22.3%
Information Technology	9.2%
Materials	9.2%
Real Estate	0.6%
Utilities	0.2%

100.0%

U.S. Core Equity 2 Portfolio
Communication Services	7.8%
Consumer Discretionary	12.7%
Consumer Staples	6.1%
Energy	2.0%
Financials	13.4%
Health Care	13.0%
Industrials	14.0%
Information Technology	24.2%
Materials	4.5%
Real Estate	0.3%
Utilities	2.0%

100.0%

U.S. Micro Cap Portfolio
Communication Services	2.3%
Consumer Discretionary	14.3%
Consumer Staples	4.2%
Energy	3.2%
Financials	21.7%
Health Care	11.6%
Industrials	20.5%
Information Technology	13.6%
Materials	5.8%
Real Estate	1.0%
Utilities	1.8%

100.0%

U.S. Small Cap Value Portfolio
Communication Services	2.8%
Consumer Discretionary	16.8%
Consumer Staples	5.2%
Energy	5.8%
Financials	27.8%
Health Care	3.9%
Industrials	21.5%
Information Technology	7.9%
Materials	7.3%
Real Estate	0.4%
Utilities	0.6%

100.0%

U.S. Vector Equity Portfolio
Communication Services	7.1%
Consumer Discretionary	12.9%
Consumer Staples	4.8%
Energy	3.5%
Financials	21.0%
Health Care	10.8%
Industrials	18.6%
Information Technology	12.9%
Materials	6.6%
Real Estate	0.5%
Utilities	1.3%

100.0%

U.S. High Relative Profitability Portfolio
Communication Services	4.9%
Consumer Discretionary	16.7%
Consumer Staples	11.0%
Energy	0.4%
Financials	2.6%
Health Care	14.5%
Industrials	13.1%
Information Technology	34.8%
Materials	1.9%
Utilities	0.1%

100.0%

19

ENHANCED U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

			Face Amount^	Value†
			(000)
BONDS — (66.9%)
AUSTRALIA — (0.7%)
Macquarie Group, Ltd.
Ω	6.250%, 01/14/21		400	$404,604
National Australia Bank, Ltd.
	2.500%, 01/12/21		2,500	2,509,800

TOTAL AUSTRALIA				2,914,404

CANADA — (11.9%)
Bank of Montreal Floating Rate Note
Bank of Montreal Floating Rate Note
(r)	0.007%, 09/28/21	EUR	406	474,726
(r)	0.012%, 03/14/22	EUR	2,000	2,340,131
Bank of Montreal
	0.250%, 11/17/21	EUR	2,494	2,925,069
Bank of Nova Scotia (The) Floating Rate Note
(r)	0.658%, 04/20/21		908	909,661
Canada Housing Trust No 1 Floating Rate Note
Canada Housing Trust No 1 Floating Rate Note
(r)Ω	0.665%, 03/15/22	CAD	5,000	3,773,512
(r)Ω	0.605%, 09/15/22	CAD	7,500	5,662,576
(r)Ω	0.505%, 03/15/23	CAD	5,000	3,770,285
National Bank of Canada
	2.100%, 02/01/23		1,000	1,033,675
Province of Manitoba Canada
	0.750%, 12/15/21	GBP	2,500	3,253,628
Province of Ontario Canada Floating Rate Note
(r)	0.655%, 06/27/22	CAD	16,500	12,460,763
Royal Bank of Canada Floating Rate Note
(r)	0.604%, 04/30/21		357	357,628
Royal Bank of Canada
	1.583%, 09/13/21	CAD	12,500	9,481,442
Suncor Energy, Inc.
	2.800%, 05/15/23		2,000	2,089,856
Toronto-Dominion Bank (The)
	0.625%, 03/08/21	EUR	3,500	4,091,194

TOTAL CANADA				52,624,146

DENMARK — (0.7%)
Danske Bank A.S.
Danske Bank A.S.
Ω	2.700%, 03/02/22		3,000	3,087,233

			Face Amount^	Value†
			(000)
FRANCE — (1.5%)
BNP Paribas SA
Ω	2.950%, 05/23/22		500	$518,650
BPCE SA
Ω	3.000%, 05/22/22		4,000	4,142,002
Credit Agricole SA
Ω	3.375%, 01/10/22		405	418,137
Sanofi
	0.000%, 03/21/22	EUR	1,000	1,169,921
Total Capital International SA
	2.250%, 12/17/20	GBP	375	486,947

TOTAL FRANCE				6,735,657

GERMANY — (3.2%)
BMW US Capital LLC Floating Rate Note
(r)Ω	0.754%, 08/13/21		1,640	1,643,182
Daimler Finance North America LLC
Ω	3.000%, 02/22/21		500	503,736
Deutsche Bahn Finance GMBH
Deutsche Bahn Finance GMBH
	1.750%, 11/06/20	EUR	3,910	4,553,836
	0.000%, 07/19/21	EUR	400	466,778
Deutsche Bank AG
Deutsche Bank AG
	3.150%, 01/22/21		2,900	2,914,123
	4.250%, 10/14/21		300	308,530
Siemens Financieringsmaatschappij NV
	2.900%, 05/27/22		500	519,851
Volkswagen Group of America Finance LLC
Ω	4.000%, 11/12/21		3,000	3,105,117

TOTAL GERMANY				14,015,153

JAPAN — (5.6%)
American Honda Finance Corp. Floating Rate Note
(r)	0.600%, 06/11/21		2,893	2,898,642
Mitsubishi UFJ Financial Group, Inc.
Mitsubishi UFJ Financial Group, Inc.
#	2.950%, 03/01/21		1,300	1,311,382
	2.190%, 09/13/21		500	507,617
	2.998%, 02/22/22		500	516,489

20

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
JAPAN — (Continued)
Mitsubishi UFJ Financial Group, Inc. Floating Rate Note
(r) 0.865%, 07/26/21		465	$466,895
(r) 1.309%, 09/13/21		500	504,106
Mizuho Financial Group, Inc. Floating Rate Note
(r) 1.389%, 09/13/21		800	807,057
Mizuho Financial Group, Inc.
2.601%, 09/11/22		3,000	3,115,916
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/21		139	141,241
Sumitomo Mitsui Financial Group, Inc. Floating Rate Note
Sumitomo Mitsui Financial Group, Inc. Floating Rate Note
(r) 1.922%, 03/09/21		2,500	2,513,537
(r) 1.358%, 10/19/21		381	384,670
Sumitomo Mitsui Financial Group, Inc.
3.102%, 01/17/23		500	527,892
Total Capital Canada, Ltd.
1.125%, 03/18/22	EUR	3,000	3,563,438
Toyota Credit Canada, Inc.
2.200%, 02/25/21	CAD	4,500	3,398,154
Toyota Finance Australia, Ltd.
0.000%, 04/09/21	EUR	1,700	1,982,962
Toyota Motor Credit Corp.
Toyota Motor Credit Corp.
1.000%, 09/10/21	EUR	869	1,022,878
0.750%, 07/21/22	EUR	210	248,645
Toyota Motor Finance Netherlands BV
0.250%, 01/10/22	EUR	500	585,708

TOTAL JAPAN			24,497,229

NETHERLANDS — (1.1%)
Shell International Finance BV
Shell International Finance BV
1.625%, 03/24/21	EUR	2,000	2,347,306
1.250%, 03/15/22	EUR	2,000	2,380,214

TOTAL NETHERLANDS			4,727,520

			Face Amount^	Value†
			(000)
	NORWAY — (1.3%)
	Equinor ASA
	Equinor ASA
	5.625%, 03/11/21	EUR	4,913	$5,842,429

	SINGAPORE — (0.1%)
	Temasek Financial I, Ltd.
	Temasek Financial I, Ltd.
	0.500%, 03/01/22	EUR	500	586,547

	SPAIN — (1.1%)
	Santander Holdings USA, Inc.
	3.400%, 01/18/23		1,500	1,574,745
	Santander UK Group Holdings P.L.C.
	2.875%, 08/05/21		800	814,322
	Telefonica Emisiones SA
	5.462%, 02/16/21		2,500	2,535,417

	TOTAL SPAIN			4,924,484

	SWITZERLAND — (2.2%)
	Nestle Finance International, Ltd.
	Nestle Finance International, Ltd.
	0.750%, 11/08/21	EUR	2,827	3,328,551
	1.750%, 09/12/22	EUR	2,000	2,422,239
	Novartis Finance SA
	0.750%, 11/09/21	EUR	1,000	1,177,454
	UBS Group AG
Ω	3.000%, 04/15/21		2,500	2,530,123

	TOTAL SWITZERLAND			9,458,367

	UNITED KINGDOM — (3.2%)
	Barclays P.L.C.
	3.200%, 08/10/21		3,000	3,062,406
	BP Capital Markets P.L.C. Floating Rate Note
(r)	1.107%, 09/16/21		500	502,988
	CNH Industrial Capital LLC
	CNH Industrial Capital LLC
	3.875%, 10/15/21		480	492,686
#	4.375%, 04/05/22		1,540	1,615,446
	HSBC Holdings P.L.C. Floating Rate Note
(r)	1.910%, 05/25/21		2,170	2,188,115
	HSBC Holdings P.L.C.
	4.000%, 03/30/22		1,500	1,575,711
	3.600%, 05/25/23		200	214,870
	Lloyds Banking Group P.L.C.
	3.000%, 01/11/22		3,300	3,391,311

21

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED KINGDOM — (Continued)
	Vodafone Group P.L.C.
#	2.500%,09/26/22		1,000	$1,035,749

TOTAL UNITED KINGDOM				14,079,282

UNITED STATES — (34.3%)
	AbbVie, Inc.
	2.900%, 11/06/22		2,000	2,094,200
	Aetna, Inc.
	2.750%, 11/15/22		221	229,323
	Air Lease Corp.
	2.250%, 01/15/23		1,610	1,622,329
	Altria Group, Inc.
	Altria Group, Inc.
	4.750%, 05/05/21		635	649,520
	2.850%, 08/09/22		2,000	2,082,214
	American Express Co.
	2.500%, 08/01/22		2,231	2,308,662
	Anthem, Inc.
	2.500%, 11/21/20		3,048	3,051,352
	Aon Corp.
	2.200%, 11/15/22		3,000	3,105,720
	Apple, Inc.
	1.000%, 11/10/22	EUR	4,000	4,785,510
	Bank of America Corp.
	3.300%, 01/11/23		3,000	3,181,170
	BMW US Capital LLC
Ω	3.100%, 04/12/21		500	505,915
	Booking Holdings, Inc.
	2.750%, 03/15/23		2,000	2,093,493
	Boston Scientific Corp.
	3.375%, 05/15/22		1,465	1,529,144
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
	3.000%, 01/15/22		2,900	2,978,203
	Bunge, Ltd. Finance Corp.
	3.000%, 09/25/22		200	207,956
Capital One Financial Corp.
	3.200%, 01/30/23		2,000	2,108,365
	Caterpillar Financial Services Corp. Floating Rate Note
(r)	0.528%, 09/07/21		1,115	1,117,228
	Cigna Corp.
#	3.750%, 07/15/23		2,000	2,164,575
	Citigroup, Inc.
	2.700%, 03/30/21		1,300	1,312,909
Citigroup, Inc. Floating Rate Note
(r)	1.404%, 08/02/21		1,600	1,613,013
	Citizens Bank NA
	2.650%, 05/26/22		1,000	1,032,111
CNH Industrial Capital LLC
	1.950%, 07/02/23		1,094	1,112,821

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
	Comcast Cable Communications Holdings, Inc.
	9.455%, 11/15/22	2,200	$2,605,738
	Constellation Brands, Inc.
	Constellation Brands, Inc.
	2.700%, 05/09/22	1,550	1,596,983
#	3.200%, 02/15/23	1,500	1,582,172
	Daimler Finance North America LLC
Ω	2.550%, 08/15/22	1,750	1,805,443
	Dollar Tree, Inc.
	3.700%, 05/15/23	2,689	2,883,334
	Dominion Energy Gas Holdings LLC Floating Rate Note
(r)	0.850%, 06/15/21	3,000	3,009,312
	DuPont de Nemours, Inc.
	2.169%, 05/01/23	3,400	3,436,925
	Eastman Chemical Co.
	3.500%, 12/01/21	200	205,973
	eBay, Inc.
	2.750%, 01/30/23	2,400	2,509,029
	EOG Resources, Inc.
	2.625%, 03/15/23	2,000	2,091,202
	FedEx Corp.
	2.625%, 08/01/22	2,500	2,590,230
	GE Capital International Funding Co., Unlimited Co.
	2.342%, 11/15/20	2,000	2,001,320
	General Mills, Inc. Floating Rate Note
(r)	0.770%, 04/16/21	1,325	1,327,160
	General Motors Financial Co., Inc.
	3.550%, 07/08/22	837	869,383
	Global Payments, Inc.
	3.750%, 06/01/23	1,000	1,069,902
	Goldman Sachs Group, Inc. (The)
	Goldman Sachs Group, Inc. (The)
	3.625%, 01/22/23	2,000	2,133,743
	3.200%, 02/23/23	1,500	1,587,228
	Hewlett Packard Enterprise Co. Floating Rate Note
#(r)	0.929%, 03/12/21	2,000	2,003,292
	John Deere Capital Corp. Floating Rate Note
(r)	0.510%, 09/10/21	2,022	2,026,409
	JPMorgan Chase & Co.
	3.250%, 09/23/22	2,243	2,366,454

22

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

			Face Amount^	Value†
			(000)
UNITED STATES — (Continued)
	KeyCorp
	5.100%, 03/24/21		450	$458,415
	Kinder Morgan Energy Partners L.P.
	3.950%, 09/01/22		707	742,950
	Kroger Co. (The)
#	2.800%, 08/01/22		1,500	1,556,218
	Laboratory Corp. of America Holdings
	3.750%, 08/23/22		3,000	3,151,351
	LyondellBasell Industries NV
	6.000%, 11/15/21		2,500	2,603,266
	Marathon Petroleum Corp.
	Marathon Petroleum Corp.
#	5.125%, 03/01/21		300	304,583
	4.500%, 05/01/23		2,500	2,687,122
	McKesson Corp.
	3.650%, 11/30/20		699	700,779
	Merck & Co., Inc.
	1.125%, 10/15/21	EUR	1,700	1,999,597
	Micron Technology, Inc.
	2.497%, 04/24/23		1,650	1,716,649
	Morgan Stanley
#	3.125%, 01/23/23		3,100	3,275,999
	Mylan, Inc.
Ω	3.125%, 01/15/23		2,650	2,783,409
	National Rural Utilities Cooperative Finance Corp. Floating Rate Note
(r)	0.595%, 06/30/21		3,000	3,007,110
	Newmont Corp.
	3.625%, 06/09/21		2,800	2,838,448
	Northrop Grumman Corp.
	2.550%, 10/15/22		1,600	1,663,675
	Omnicom Group, Inc. / Omnicom Capital, Inc.
	3.625%, 05/01/22		2,000	2,092,004
	Oracle Corp.
	2.500%, 10/15/22		2,500	2,605,330
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
Ω	4.125%, 08/01/23		578	627,294
	Pfizer, Inc.
	0.250%, 03/06/22	EUR	2,000	2,345,768
	Phillips 66
	4.300%, 04/01/22		515	540,958
	Procter & Gamble Co. (The)
	2.000%, 11/05/21	EUR	1,500	1,787,292
	Quest Diagnostics, Inc.
	4.700%, 04/01/21		1,000	1,014,241
	Raytheon Technologies Corp.
	8.750%, 03/01/21		2,000	2,054,688

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
	Regions Financial Corp.
	2.750%, 08/14/22	916	$951,487
	Ryder System, Inc.
	2.875%, 06/01/22	1,984	2,051,698
	Southwest Airlines Co.
	4.750%, 05/04/23	3,000	3,213,465
	Sysco Corp.
	2.600%, 06/12/22	500	515,650
	Total System Services, Inc.
	4.000%, 06/01/23	1,500	1,620,927
	Tyson Foods, Inc.
	4.500%, 06/15/22	500	527,384
	Valero Energy Corp.
	2.700%, 04/15/23	2,500	2,572,249
	VF Corp.
	2.050%, 04/23/22	3,500	3,581,390
	VMware, Inc.
	2.950%, 08/21/22	2,764	2,869,549
	Walgreens Boots Alliance, Inc.
	3.300%, 11/18/21	2,500	2,562,712
	Waste Management, Inc.
	2.400%, 05/15/23	900	938,536
	Wells Fargo & Co. Floating Rate Note
	Wells Fargo & Co. Floating Rate Note
(r)	1.591%, 03/04/21	696	699,110
(r)	1.240%, 07/26/21	2,272	2,286,700
	Williams Cos., Inc. (The)
	3.700%, 01/15/23	3,000	3,159,513
	Zoetis, Inc. Floating Rate Note
(r)	0.693%, 08/20/21	331	331,802

TOTAL UNITED STATES			151,026,283

	TOTAL BONDS		294,518,734

U.S. TREASURY OBLIGATIONS — (25.9%)
	U.S. Treasury Bills
	0.109%, 11/12/20	10,000	9,999,792
	0.097%, 01/05/21	17,000	16,997,280
	U.S. Treasury Notes
#(r)	0.239%, 04/30/21	32,000	32,021,438
(r)«	0.254%, 01/31/22	30,100	30,144,689
«	1.875%, 02/28/22	24,500	25,064,648

	TOTAL U.S. TREASURY OBLIGATIONS		114,227,847

	TOTAL INVESTMENT SECURITIES (Cost $404,048,260)		408,746,581

23

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
COMMERCIAL PAPER — (4.9%)
Banque Et Caisse d’Epargne de l’Etat	10,000	$9,998,967
0.300%, 12/09/20
Campbell Soup Company	2,500	2,496,848
0.850%, 03/01/21
Harley-Davidson Financial Services, Inc.
0.550%, 02/17/21	3,250	3,243,277
Natwest Market P.L.C.	2,500	2,499,109
1.150%, 01/07/21
Telstra Corporation Limited
0.550%, 12/21/20	3,000	2,999,081
Walt Disney Co. (The)
0.700%, 03/26/21	500	499,369

TOTAL COMMERCIAL PAPER (Cost $21,725,335)		21,736,651

	Shares	Value†
SECURITIES LENDING COLLATERAL — (2.3%)
@§ The DFA Short Term Investment Fund	870,342	$10,070,722

TOTAL INVESTMENTS — (100.0%) (Cost $435,844,298)		$440,553,954

As of October 31, 2020, Enhanced U.S. Large Company Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD 38,775,801	CAD	51,503,725	State Street Bank and Trust	01/06/21	$103,143
USD 42,266,117	EUR	35,888,403	State Street Bank and Trust	01/07/21	400,284
USD 11,346,842	EUR	9,608,300	Citibank, N.A.	01/12/21	137,005

Total Appreciation					$640,432
USD 3,718,482	GBP	2,896,953	State Street Bank and Trust	12/29/20	$(36,273)

Total (Depreciation)					$(36,273)

Total Appreciation (Depreciation)					$604,159

As of October 31, 2020, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	2,670	12/18/20	$452,719,939	$435,837,450	$(16,882,489)

Total Futures Contracts			$452,719,939	$435,837,450	$(16,882,489)

24

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$2,914,404	—	$2,914,404
Canada	—	52,624,146	—	52,624,146
Denmark	—	3,087,233	—	3,087,233
France	—	6,735,657	—	6,735,657
Germany	—	14,015,153	—	14,015,153
Japan	—	24,497,229	—	24,497,229
Netherlands	—	4,727,520	—	4,727,520
Norway	—	5,842,429	—	5,842,429
Singapore	—	586,547	—	586,547
Spain	—	4,924,484	—	4,924,484
Switzerland	—	9,458,367	—	9,458,367
United Kingdom	—	14,079,282	—	14,079,282
United States	—	151,026,283	—	151,026,283
U.S. Treasury Obligations	—	114,227,847	—	114,227,847
Commercial Paper	—	21,736,651	—	21,736,651
Securities Lending Collateral	—	10,070,722	—	10,070,722
Forward Currency Contracts**	—	604,159	—	604,159
Futures Contracts**	$(16,882,489)	—	—	(16,882,489)

TOTAL	$(16,882,489)	$441,158,113	—	$424,275,624

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

25

U.S. LARGE CAP EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.3%)
COMMUNICATION SERVICES — (11.3%)
* Alphabet, Inc., Class A	15,986	$25,835,135	1.5%
* Alphabet, Inc., Class C	16,118	26,127,439	1.5%
AT&T, Inc.	384,646	10,393,135	0.6%
Comcast Corp., Class A	288,127	12,170,485	0.7%
* Facebook, Inc., Class A	128,015	33,682,027	2.0%
* Netflix, Inc.	19,585	9,317,368	0.6%
Verizon Communications, Inc.	347,460	19,801,745	1.2%
Walt Disney Co. (The)	77,685	9,419,306	0.6%
Other Securities		44,693,690	2.6%

TOTAL COMMUNICATION SERVICES		191,440,330	11.3%

CONSUMER DISCRETIONARY — (11.9%)
* Amazon.com, Inc.	22,089	67,065,517	4.0%
Home Depot, Inc. (The)	47,402	12,642,587	0.7%
Lowe’s Cos., Inc.	42,805	6,767,471	0.4%
McDonald’s Corp.	33,112	7,052,856	0.4%
NIKE, Inc., Class B	64,496	7,744,680	0.5%
* Tesla, Inc.	27,427	10,642,773	0.6%
Other Securities		91,258,859	5.4%

TOTAL CONSUMER DISCRETIONARY		203,174,743	12.0%

CONSUMER STAPLES — (7.0%)
Coca-Cola Co. (The)	207,411	9,968,173	0.6%
Costco Wholesale Corp.	24,486	8,756,683	0.5%
PepsiCo, Inc.	79,820	10,639,208	0.6%
Procter & Gamble Co. (The)	137,350	18,830,685	1.1%
Walmart, Inc.	80,772	11,207,115	0.7%
Other Securities		59,602,195	3.5%

TOTAL CONSUMER STAPLES		119,004,059	7.0%

ENERGY — (2.0%)
Other Securities		34,281,529	2.0%

FINANCIALS — (10.1%)
Bank of America Corp.	340,025	8,058,593	0.5%
* Berkshire Hathaway, Inc., Class B	80,470	16,246,893	1.0%
JPMorgan Chase & Co.	159,111	15,599,243	0.9%
Other Securities		132,524,492	7.8%

TOTAL FINANCIALS		172,429,221	10.2%

HEALTH CARE — (14.1%)
Abbott Laboratories	80,712	8,483,638	0.5%
AbbVie, Inc.	94,749	8,063,140	0.5%
Amgen, Inc.	33,989	7,373,574	0.4%
Eli Lilly and Co.	49,736	6,488,559	0.4%
Johnson & Johnson	141,207	19,360,892	1.1%
Merck & Co., Inc.	146,955	11,052,486	0.7%
Pfizer, Inc.	305,630	10,843,752	0.6%
Thermo Fisher Scientific, Inc.	18,126	8,575,773	0.5%
UnitedHealth Group, Inc	52,791	16,108,646	1.0%

26

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Other Securities		$142,756,984	8.4%

TOTAL HEALTH CARE		239,107,444	14.1%

INDUSTRIALS — (11.0%)
Honeywell International, Inc.	38,767	6,394,617	0.4%
Union Pacific Corp.	43,769	7,755,429	0.5%
United Parcel Service, Inc., Class B	40,683	6,391,706	0.4%
Other Securities		166,412,229	9.7%

TOTAL INDUSTRIALS		186,953,981	11.0%

INFORMATION TECHNOLOGY — (25.6%)
Accenture P.L.C., Class A	40,421	8,767,719	0.5%
* Adobe, Inc.	20,154	9,010,853	0.5%
Apple, Inc.	815,140	88,736,140	5.2%
Broadcom, Inc.	22,163	7,748,850	0.5%
Cisco Systems, Inc.	232,302	8,339,642	0.5%
Intel Corp.	330,561	14,637,241	0.9%
International Business Machines Corp.	64,127	7,160,421	0.4%
Mastercard, Inc., Class A	51,638	14,904,792	0.9%
Microsoft Corp.	360,764	73,043,887	4.3%
NVIDIA Corp.	24,688	12,377,576	0.7%
Oracle Corp.	114,813	6,442,157	0.4%
* PayPal Holdings, Inc.	41,639	7,750,267	0.5%
QUALCOMM, Inc.	66,535	8,207,758	0.5%
* salesforce.com, Inc.	32,307	7,503,947	0.4%
Texas Instruments, Inc.	52,922	7,651,992	0.5%
Visa, Inc., Class A	85,752	15,581,996	0.9%
Other Securities		136,510,934	8.1%

TOTAL INFORMATION TECHNOLOGY		434,376,172	25.7%

MATERIALS — (3.7%)
Other Securities		62,347,832	3.7%

REAL ESTATE — (0.1%)
Other Security		1,850,184	0.1%

UTILITIES — (2.5%)
Other Securities		42,149,641	2.5%

TOTAL COMMON STOCKS (Cost $1,144,648,457)		1,687,115,136	99.6%

TEMPORARY CASH INVESTMENTS — (0.3%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	5,471,963	5,471,963	0.3%

SECURITIES LENDING COLLATERAL — (0.4%)
@§ The DFA Short Term Investment Fund	624,813	7,229,708	0.5%

TOTAL INVESTMENTS—(100.0%) (Cost $1,157,347,669)		$1,699,816,807	100.4%

27

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$191,440,330	—	—	$191,440,330
Consumer Discretionary	203,174,743	—	—	203,174,743
Consumer Staples	119,004,059	—	—	119,004,059
Energy	34,281,529	—	—	34,281,529
Financials	172,429,221	—	—	172,429,221
Health Care	239,107,444	—	—	239,107,444
Industrials	186,953,981	—	—	186,953,981
Information Technology	434,376,172	—	—	434,376,172
Materials	62,347,832	—	—	62,347,832
Real Estate	1,850,184	—	—	1,850,184
Utilities	42,149,641	—	—	42,149,641
Temporary Cash Investments	5,471,963	—	—	5,471,963
Securities Lending Collateral	—	$7,229,708	—	7,229,708

TOTAL	$1,692,587,099	$7,229,708	—	$1,699,816,807

See accompanying Notes to Financial Statements.

28

U.S. LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$18,721,211,482

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$18,721,211,482

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

29

U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (96.1%)
COMMUNICATION SERVICES — (2.8%)
Other Securities		$250,364,741	2.8%

CONSUMER DISCRETIONARY — (14.8%)
* AutoNation, Inc.	740,371	42,001,247	0.5%
BorgWarner, Inc.	1,508,481	52,766,665	0.6%
Dick’s Sporting Goods, Inc.	498,557	28,243,254	0.3%
Lear Corp.	265,233	32,042,799	0.4%
# Lithia Motors, Inc., Class A	214,234	49,181,699	0.6%
Marriott Vacations Worldwide Corp.	305,761	29,536,513	0.3%
# Penske Automotive Group, Inc.	627,334	32,094,407	0.4%
Toll Brothers, Inc.	1,210,493	51,179,644	0.6%
Other Securities		1,020,085,868	11.5%

TOTAL CONSUMER DISCRETIONARY		1,337,132,096	15.2%

CONSUMER STAPLES — (4.5%)
Bunge, Ltd.	593,952	33,694,897	0.4%
* Darling Ingredients, Inc.	1,386,164	59,605,052	0.7%
Ingredion, Inc.	420,000	29,773,800	0.4%
* Post Holdings, Inc.	577,758	49,629,412	0.6%
* US Foods Holding Corp.	1,350,470	28,224,823	0.3%
Other Securities		210,276,317	2.3%

TOTAL CONSUMER STAPLES		411,204,301	4.7%

ENERGY — (5.0%)
Other Securities		452,946,424	5.1%

FINANCIALS — (24.7%)
* Athene Holding, Ltd., Class A	1,493,862	47,923,093	0.6%
First Horizon National Corp.	4,300,039	44,763,406	0.5%
Invesco, Ltd.	3,205,024	42,017,865	0.5%
New York Community Bancorp, Inc.	3,850,378	31,996,641	0.4%
OneMain Holdings, Inc.	857,704	29,925,293	0.3%
People’s United Financial, Inc.	3,730,136	39,800,551	0.5%
Popular, Inc.	746,463	31,500,739	0.4%
# Santander Consumer USA Holdings, Inc.	2,169,069	44,118,863	0.5%
Unum Group	1,631,107	28,805,350	0.3%
# Voya Financial, Inc.	862,441	41,336,797	0.5%
Zions Bancorp NA	1,373,658	44,327,944	0.5%
Other Securities		1,804,169,634	20.4%

TOTAL FINANCIALS		2,230,686,176	25.4%

HEALTH CARE — (4.6%)
* Acadia Healthcare Co., Inc.	805,833	28,727,947	0.3%
Perrigo Co. P.L.C.	792,290	34,757,762	0.4%
Other Securities		349,529,107	4.0%

TOTAL HEALTH CARE		413,014,816	4.7%

INDUSTRIALS — (21.4%)
AGCO Corp	424,798	32,722,190	0.4%
Air Lease Corp	1,126,549	30,687,195	0.4%

30

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
AMERCO	94,083	$32,661,854	0.4%
* JetBlue Airways Corp.	2,577,887	30,857,307	0.4%
Knight-Swift Transportation Holdings, Inc.	1,518,270	57,679,077	0.7%
#* MasTec, Inc.	637,501	31,645,550	0.4%
Quanta Services, Inc.	631,556	39,428,041	0.5%
* Sensata Technologies Holding P.L.C.	686,278	29,997,211	0.3%
Snap-on, Inc.	230,571	36,321,850	0.4%
Timken Co. (The)	540,574	32,272,268	0.4%
Triton International, Ltd.	775,783	28,610,877	0.3%
#* XPO Logistics, Inc.	397,661	35,789,490	0.4%
Other Securities		1,515,443,469	17.0%

TOTAL INDUSTRIALS		1,934,116,379	22.0%

INFORMATION TECHNOLOGY — (8.8%)
* Arrow Electronics, Inc.	805,350	62,728,711	0.7%
* Flex, Ltd.	2,021,294	28,601,310	0.3%
Jabil, Inc.	1,027,905	34,064,772	0.4%
* ON Semiconductor Corp.	1,124,242	28,207,232	0.3%
SYNNEX Corp.	379,206	49,918,678	0.6%
Other Securities		592,597,155	6.7%

TOTAL INFORMATION TECHNOLOGY		796,117,858	9.0%

MATERIALS — (8.8%)
CF Industries Holdings, Inc.	1,166,747	32,213,885	0.4%
* Element Solutions, Inc.	2,579,492	30,231,646	0.4%
Huntsman Corp.	1,700,000	41,293,000	0.5%
Reliance Steel & Aluminum Co.	590,970	64,409,820	0.7%
Steel Dynamics, Inc.	1,689,581	53,188,010	0.6%
Westlake Chemical Corp.	652,862	44,146,528	0.5%
Other Securities		532,521,665	6.0%

TOTAL MATERIALS		798,004,554	9.1%

REAL ESTATE — (0.5%)
Other Securities		48,946,481	0.6%

UTILITIES — (0.2%)
Other Securities		16,775,391	0.2%

TOTAL COMMON STOCKS		8,689,309,217	98.8%

PREFERRED STOCKS — (0.1%)

COMMUNICATION SERVICES — (0.0%)
Other Security		504,941	0.0%

CONSUMER DISCRETIONARY — (0.1%)
Other Security		6,969,382	0.1%

INDUSTRIALS — (0.0%)
Other Security		5,191,390	0.0%

TOTAL PREFERRED STOCKS		12,665,713	0.1%

31

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
Other Security		$4,803	0.0%

TOTAL RIGHTS/WARRANTS		4,803	0.0%

TOTAL INVESTMENT SECURITIES (Cost $8,822,695,225)		8,701,979,733

TEMPORARY CASH INVESTMENTS — (0.9%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	75,312,431	75,312,431	0.9%

SECURITIES LENDING COLLATERAL — (2.9%)
@§ The DFA Short Term Investment Fund	22,890,168	264,862,130	3.0%

TOTAL INVESTMENTS—(100.0%) (Cost $9,162,816,473)		$9,042,154,294	102.8%

As of October 31, 2020, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	476	12/18/20	$80,581,032	$77,699,860	$(2,881,172)

Total Futures Contracts			$80,581,032	$77,699,860	$(2,881,172)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$250,364,741	—	—	$250,364,741
Consumer Discretionary	1,337,070,743	$61,353	—	1,337,132,096
Consumer Staples	411,204,301	—	—	411,204,301
Energy	452,946,424	—	—	452,946,424
Financials	2,230,656,755	29,421	—	2,230,686,176
Health Care	412,736,779	278,037	—	413,014,816
Industrials	1,934,116,379	—	—	1,934,116,379
Information Technology	796,108,612	9,246	—	796,117,858
Materials	798,004,554	—	—	798,004,554
Real Estate	48,946,481	—	—	48,946,481
Utilities	16,775,391	—	—	16,775,391
Preferred Stocks
Communication Services	504,941	—	—	504,941
Consumer Discretionary	6,969,382	—	—	6,969,382
Industrials	5,191,390	—	—	5,191,390
Rights/Warrants
Communication Services	—	4,803	—	4,803
Temporary Cash Investments	75,312,431	—	—	75,312,431

32

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$264,862,130	—	$264,862,130
Futures Contracts**	$(2,881,172)	—	—	(2,881,172)

TOTAL	$8,774,028,132	$265,244,990	—	$9,039,273,122

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

33

U.S. SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (95.5%)
COMMUNICATION SERVICES — (2.6%)
	Other Securities		$283,940,611	2.7%

CONSUMER DISCRETIONARY — (15.9%)
*	AutoNation, Inc.	1,780,777	101,023,479	1.0%
	Foot Locker, Inc.	1,302,002	48,017,834	0.5%
	Marriott Vacations Worldwide Corp.	518,686	50,105,068	0.5%
	MDC Holdings, Inc.	1,610,118	70,072,335	0.7%
*	Meritage Homes Corp.	1,426,415	124,226,482	1.2%
#	Penske Automotive Group, Inc.	1,234,089	63,135,993	0.6%
*	Taylor Morrison Home Corp.	3,749,834	80,996,414	0.8%
*	TRI Pointe Group, Inc.	2,946,842	48,416,614	0.5%
	Other Securities		1,141,713,641	10.7%

TOTAL CONSUMER DISCRETIONARY			1,727,707,860	16.5%

CONSUMER STAPLES — (5.0%)
*	Darling Ingredients, Inc.	3,990,950	171,610,850	1.6%
	Seaboard Corp.	16,755	57,720,975	0.5%
	Other Securities		312,788,417	3.1%

TOTAL CONSUMER STAPLES			542,120,242	5.2%

ENERGY — (5.6%)
*	CNX Resources Corp.	4,643,781	45,044,676	0.4%
	EQT Corp.	4,354,498	65,927,100	0.6%
	Other Securities		491,200,033	4.7%

TOTAL ENERGY			602,171,809	5.7%

FINANCIALS — (26.6%)
	American Equity Investment Life Holding Co.	2,970,459	73,726,792	0.7%
	Associated Banc-Corp.	3,798,022	51,994,921	0.5%
	Bank OZK	2,707,599	67,094,303	0.7%
	CNO Financial Group, Inc.	4,510,009	80,052,660	0.8%
	First Horizon National Corp.	5,817,099	60,556,001	0.6%
	FNB Corp.	6,298,275	47,614,959	0.5%
#	Independent Bank Group, Inc.	912,613	47,072,579	0.5%
	Nelnet, Inc., Class A	860,200	52,506,608	0.5%
	Old National Bancorp	4,659,312	65,137,182	0.6%
#	Pacific Premier Bancorp, Inc.	2,074,069	52,888,759	0.5%
	Popular, Inc.	1,328,298	56,054,176	0.5%
	Sterling Bancorp	3,335,554	44,629,713	0.4%
	Umpqua Holdings Corp.	3,872,543	48,639,140	0.5%
#	United Bankshares, Inc.	1,848,407	48,483,716	0.5%
	Valley National Bancorp	8,273,467	63,209,288	0.6%
	Washington Federal, Inc.	2,235,956	47,603,503	0.5%
	Other Securities		1,971,729,501	18.6%

TOTAL FINANCIALS			2,878,993,801	27.5%

HEALTH CARE — (3.8%)
#*	Acadia Healthcare Co., Inc.	2,211,861	78,852,845	0.8%
*	Magellan Health, Inc.	677,892	48,991,255	0.5%

34

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Other Securities		$280,373,705	2.6%

TOTAL HEALTH CARE		408,217,805	3.9%

INDUSTRIALS — (20.5%)
ABM Industries, Inc.	1,295,409	44,976,600	0.4%
AGCO Corp.	598,770	46,123,253	0.4%
Air Lease Corp.	1,983,887	54,041,082	0.5%
* Beacon Roofing Supply, Inc.	1,554,735	47,730,364	0.5%
#* Colfax Corp.	2,178,567	59,235,237	0.6%
# GATX Corp.	906,774	61,914,529	0.6%
Macquarie Infrastructure Corp.	1,918,757	49,503,931	0.5%
Regal Beloit Corp.	943,289	93,055,460	0.9%
Triton International, Ltd.	1,845,292	68,054,369	0.7%
* WillScot Mobile Mini Holdings Corp.	2,492,074	46,302,735	0.4%
Other Securities		1,651,256,875	15.7%

TOTAL INDUSTRIALS		2,222,194,435	21.2%

INFORMATION TECHNOLOGY — (7.6%)
* Amkor Technology, Inc.	5,973,850	70,790,122	0.7%
* CACI International, Inc., Class A	263,967	55,045,038	0.5%
Vishay Intertechnology, Inc.	3,227,981	52,357,852	0.5%
Other Securities		639,727,462	6.1%

TOTAL INFORMATION TECHNOLOGY		817,920,474	7.8%

MATERIALS — (7.0%)
# Commercial Metals Co.	3,104,385	64,105,550	0.6%
* Element Solutions, Inc.	6,517,914	76,389,952	0.7%
Hecla Mining Co.	10,380,528	47,542,818	0.5%
Huntsman Corp.	2,047,226	49,727,120	0.5%
# Olin Corp.	3,309,972	54,780,037	0.5%
Other Securities		468,378,250	4.5%

TOTAL MATERIALS		760,923,727	7.3%

REAL ESTATE — (0.3%)
Other Securities		37,017,869	0.3%

UTILITIES — (0.6%)
Brookfield Renewable Corp., Class A	772,960	51,610,539	0.5%
Other Securities		13,211,300	0.1%

TOTAL UTILITIES		64,821,839	0.6%

TOTAL COMMON STOCKS		10,346,030,472	98.7%

PREFERRED STOCKS — (0.2%)

COMMUNICATION SERVICES — (0.0%)
Other Security		383,748	0.0%

CONSUMER DISCRETIONARY — (0.1%)
Other Security		11,834,459	0.2%

35

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (0.1%)
Other Security		$11,345,525	0.1%

TOTAL PREFERRED STOCKS		23,563,732	0.3%

TOTAL INVESTMENT SECURITIES (Cost $9,549,247,775)		10,369,594,204

TEMPORARY CASH INVESTMENTS — (1.0%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	102,809,135	102,809,135	1.0%

SECURITIES LENDING COLLATERAL — (3.3%)
@§ The DFA Short Term Investment Fund	31,209,195	361,121,597	3.4%

TOTAL INVESTMENTS—(100.0%) (Cost $10,013,093,231)		$10,833,524,936	103.4%

As of October 31, 2020, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	590	12/18/20	$99,631,941	$96,308,650	$(3,323,291)

Total Futures Contracts			$99,631,941	$96,308,650	$(3,323,291)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$283,940,611	—	—	$283,940,611
Consumer Discretionary	1,727,654,937	$52,923	—	1,727,707,860
Consumer Staples	542,120,242	—	—	542,120,242
Energy	602,171,809	—	—	602,171,809
Financials	2,878,926,031	67,770	—	2,878,993,801
Health Care	408,217,805	—	—	408,217,805
Industrials	2,222,194,435	—	—	2,222,194,435
Information Technology	817,920,474	—	—	817,920,474
Materials	760,923,727	—	—	760,923,727
Real Estate	37,017,869	—	—	37,017,869
Utilities	64,821,839	—	—	64,821,839
Preferred Stocks
Communication Services	383,748	—	—	383,748
Consumer Discretionary	11,834,459	—	—	11,834,459
Industrials	11,345,525	—	—	11,345,525
Temporary Cash Investments	102,809,135	—	—	102,809,135

36

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$361,121,597	—	$361,121,597
Futures Contracts**	$(3,323,291)	—	—	(3,323,291)

TOTAL	$10,468,959,355	$361,242,290	—	$10,830,201,645

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

37

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (97.8%)
COMMUNICATION SERVICES — (8.6%)
* Alphabet, Inc., Class A	127,914	$206,723,095	0.9%
* Alphabet, Inc., Class C	127,904	207,333,663	0.9%
AT&T, Inc.	5,184,047	140,072,950	0.6%
Comcast Corp., Class A	3,435,836	145,129,713	0.6%
* Facebook, Inc., Class A	1,482,909	390,168,187	1.6%
Verizon Communications, Inc.	4,556,038	259,648,606	1.1%
Walt Disney Co. (The)	768,997	93,240,886	0.4%
Other Securities		674,397,536	2.6%

TOTAL COMMUNICATION SERVICES		2,116,714,636	8.7%

CONSUMER DISCRETIONARY — (12.9%)
* Amazon.com, Inc.	253,734	770,374,484	3.2%
Home Depot, Inc. (The)	621,181	165,675,185	0.7%
Lowe’s Cos., Inc.	561,375	88,753,387	0.4%
McDonald’s Corp.	422,272	89,943,936	0.4%
NIKE, Inc., Class B	747,119	89,714,050	0.4%
* Tesla, Inc.	209,330	81,228,413	0.3%
Other Securities		1,912,608,703	7.7%

TOTAL CONSUMER DISCRETIONARY		3,198,298,158	13.1%

CONSUMER STAPLES — (6.5%)
Coca-Cola Co. (The)	2,670,749	128,356,197	0.5%
Costco Wholesale Corp.	266,821	95,420,526	0.4%
PepsiCo, Inc.	1,155,131	153,967,411	0.6%
Procter & Gamble Co. (The)	1,579,025	216,484,327	0.9%
Walmart, Inc.	863,854	119,859,743	0.5%
Other Securities		890,299,133	3.7%

TOTAL CONSUMER STAPLES		1,604,387,337	6.6%

ENERGY — (2.1%)
Other Securities		510,956,675	2.1%

FINANCIALS — (12.0%)
Bank of America Corp.	4,711,985	111,674,045	0.5%
* Berkshire Hathaway, Inc., Class B	1,088,779	219,824,480	0.9%
JPMorgan Chase & Co.	2,201,688	215,853,492	0.9%
Other Securities		2,415,117,319	9.8%

TOTAL FINANCIALS		2,962,469,336	12.1%

HEALTH CARE — (12.5%)
Abbott Laboratories	747,210	78,539,243	0.3%
AbbVie, Inc.	1,141,380	97,131,438	0.4%
Amgen, Inc.	530,972	115,189,066	0.5%
Johnson & Johnson	1,801,538	247,008,875	1.0%
Merck & Co., Inc.	1,553,125	116,810,531	0.5%
Pfizer, Inc.	3,028,207	107,440,784	0.5%
Thermo Fisher Scientific, Inc.	168,163	79,561,279	0.3%
UnitedHealth Group, Inc.	577,060	176,084,088	0.7%
Other Securities		2,063,482,228	8.4%

TOTAL HEALTH CARE		3,081,247,532	12.6%

38

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (12.0%)
3M Co.	495,848	$79,315,846	0.3%
Caterpillar, Inc.	502,340	78,892,497	0.3%
Union Pacific Corp.	430,755	76,325,478	0.3%
United Parcel Service, Inc., Class B	506,541	79,582,656	0.3%
Other Securities		2,656,420,410	11.0%

TOTAL INDUSTRIALS		2,970,536,887	12.2%

INFORMATION TECHNOLOGY — (24.2%)
Accenture P.L.C., Class A	449,468	97,494,104	0.4%
* Adobe, Inc.	257,391	115,079,516	0.5%
Apple, Inc.	11,765,268	1,280,767,074	5.3%
Broadcom, Inc.	245,375	85,790,461	0.4%
Cisco Systems, Inc.	2,696,369	96,799,647	0.4%
Intel Corp.	3,811,595	168,777,427	0.7%
International Business Machines Corp.	768,190	85,776,095	0.4%
Mastercard, Inc., Class A	615,761	177,733,255	0.7%
Microsoft Corp.	4,555,132	922,277,576	3.8%
NVIDIA Corp.	284,649	142,711,623	0.6%
Oracle Corp.	1,938,764	108,784,048	0.5%
* PayPal Holdings, Inc.	444,579	82,749,489	0.4%
QUALCOMM, Inc.	829,776	102,361,167	0.4%
Texas Instruments, Inc.	750,861	108,566,992	0.5%
# Visa, Inc., Class A	1,085,673	197,277,641	0.8%
Other Securities		2,218,357,802	8.7%

TOTAL INFORMATION TECHNOLOGY		5,991,303,917	24.5%

MATERIALS — (4.0%)
Other Securities		997,173,891	4.1%

REAL ESTATE — (0.2%)
Other Securities		52,579,583	0.2%

UTILITIES — (2.8%)
NextEra Energy, Inc.	1,051,548	76,983,829	0.3%
Other Securities		605,989,533	2.5%

TOTAL UTILITIES		682,973,362	2.8%

TOTAL COMMON STOCKS		24,168,641,314	99.0%

PREFERRED STOCKS — (0.0%)

COMMUNICATION SERVICES — (0.0%)
Other Security		438,779	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		1,862,884	0.0%

INDUSTRIALS — (0.0%)
Other Securities		1,571,727	0.0%

TOTAL PREFERRED STOCKS		3,873,390	0.0%

TOTAL INVESTMENT SECURITIES (Cost $13,904,124,846)		24,172,514,704

39

U.S. CORE EQUITY 1PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
TEMPORARY CASH INVESTMENTS — (0.8%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	206,512,232	$206,512,232	0.8%

SECURITIES LENDING COLLATERAL — (1.4%)
@§ The DFA Short Term Investment Fund	29,712,176	343,799,592	1.4%

TOTAL INVESTMENTS—(100.0%) (Cost $14,454,375,650)		$24,722,826,528	101.2%

As of October 31, 2020, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	1,308	12/18/20	$219,258,470	$213,511,380	$(5,747,090)

Total Futures Contracts			$219,258,470	$213,511,380	$(5,747,090)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,116,713,213	$1,423	—	$2,116,714,636
Consumer Discretionary	3,198,294,702	3,456	—	3,198,298,158
Consumer Staples	1,604,387,337	—	—	1,604,387,337
Energy	510,956,675	—	—	510,956,675
Financials	2,962,462,027	7,309	—	2,962,469,336
Health Care	3,081,183,018	64,514	—	3,081,247,532
Industrials	2,970,536,887	—	—	2,970,536,887
Information Technology	5,991,301,762	2,155	—	5,991,303,917
Materials	997,173,891	—	—	997,173,891
Real Estate	52,579,583	—	—	52,579,583
Utilities	682,973,362	—	—	682,973,362
Preferred Stocks
Communication Services	438,779	—	—	438,779
Consumer Discretionary	1,862,884	—	—	1,862,884
Industrials	1,571,727	—	—	1,571,727
Temporary Cash Investments	206,512,232	—	—	206,512,232
Securities Lending Collateral	—	343,799,592	—	343,799,592
Futures Contracts**	(5,747,090)	—	—	(5,747,090)

TOTAL	$24,373,200,989	$343,878,449	—	$24,717,079,438

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

40

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.0%)
COMMUNICATION SERVICES — (7.7%)
* Alphabet, Inc., Class A	105,133	$169,906,493	0.7%
* Alphabet, Inc., Class C	108,129	175,278,190	0.7%
AT&T, Inc.	4,517,945	122,074,874	0.5%
* Charter Communications, Inc., Class A	149,545	90,298,262	0.4%
Comcast Corp., Class A	4,507,762	190,407,867	0.8%
* Facebook, Inc., Class A	1,185,222	311,843,760	1.2%
Verizon Communications, Inc.	3,906,941	222,656,568	0.9%
Walt Disney Co. (The)	673,109	81,614,466	0.3%
Other Securities		627,556,414	2.3%

TOTAL COMMUNICATION SERVICES		1,991,636,894	7.8%

CONSUMER DISCRETIONARY — (12.4%)
* Amazon.com, Inc.	200,627	609,133,666	2.4%
Best Buy Co., Inc.	589,142	65,718,790	0.3%
Home Depot, Inc. (The)	297,068	79,231,006	0.3%
Lowe’s Cos., Inc.	466,802	73,801,396	0.3%
NIKE, Inc., Class B	573,814	68,903,585	0.3%
Target Corp.	551,687	83,977,795	0.3%
Other Securities		2,243,665,825	8.7%

TOTAL CONSUMER DISCRETIONARY		3,224,432,063	12.6%

CONSUMER STAPLES — (6.0%)
Coca-Cola Co. (The)	2,307,647	110,905,515	0.4%
Costco Wholesale Corp.	192,512	68,846,141	0.3%
PepsiCo, Inc.	1,083,200	144,379,728	0.6%
Procter & Gamble Co. (The)	1,100,928	150,937,229	0.6%
Walmart, Inc.	754,200	104,645,250	0.4%
Other Securities		984,272,741	3.8%

TOTAL CONSUMER STAPLES		1,563,986,604	6.1%

ENERGY — (2.0%)
Other Securities		516,017,166	2.0%

FINANCIALS — (13.1%)
Bank of America Corp.	4,443,032	105,299,858	0.4%
* Berkshire Hathaway, Inc., Class B	840,748	169,747,021	0.7%
JPMorgan Chase & Co.	2,409,473	236,224,733	0.9%
Other Securities		2,899,310,940	11.3%

TOTAL FINANCIALS		3,410,582,552	13.3%

HEALTH CARE — (12.7%)
Abbott Laboratories	649,458	68,264,530	0.3%
AbbVie, Inc.	760,731	64,738,208	0.3%
Amgen, Inc.	480,932	104,333,388	0.4%
Eli Lilly and Co.	538,596	70,265,234	0.3%
Gilead Sciences, Inc.	1,115,047	64,839,983	0.3%
Johnson & Johnson	2,334,450	320,076,440	1.3%
Merck & Co., Inc.	1,813,335	136,380,925	0.5%
Pfizer, Inc.	3,366,832	119,455,199	0.5%
Thermo Fisher Scientific, Inc.	147,652	69,857,114	0.3%

41

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
UnitedHealth Group, Inc.	545,069	$166,322,355	0.7%
Other Securities		2,113,321,134	7.9%

TOTAL HEALTH CARE		3,297,854,510	12.8%

INDUSTRIALS — (13.7%)
3M Co.	456,981	73,098,681	0.3%
Caterpillar, Inc.	494,834	77,713,680	0.3%
Union Pacific Corp.	618,468	109,586,345	0.4%
United Parcel Service, Inc., Class B	446,131	70,091,641	0.3%
Other Securities		3,227,756,172	12.6%

TOTAL INDUSTRIALS		3,558,246,519	13.9%

INFORMATION TECHNOLOGY — (23.7%)
Accenture P.L.C., Class A	449,831	97,572,842	0.4%
Apple, Inc.	11,388,809	1,239,785,748	4.8%
Broadcom, Inc.	199,404	69,717,621	0.3%
Cisco Systems, Inc.	3,226,886	115,845,207	0.5%
Intel Corp.	4,980,279	220,526,754	0.9%
International Business Machines Corp.	704,432	78,656,877	0.3%
Mastercard, Inc., Class A	649,786	187,554,231	0.7%
Microsoft Corp.	4,772,363	966,260,337	3.8%
NVIDIA Corp.	199,887	100,215,346	0.4%
Oracle Corp.	1,776,895	99,701,578	0.4%
QUALCOMM, Inc.	817,724	100,874,433	0.4%
Texas Instruments, Inc.	673,110	97,324,975	0.4%
# Visa, Inc., Class A	1,052,889	191,320,460	0.8%
Other Securities		2,606,908,873	9.9%

TOTAL INFORMATION TECHNOLOGY		6,172,265,282	24.0%

MATERIALS — (4.4%)
Other Securities		1,150,048,963	4.5%

REAL ESTATE — (0.3%)
Other Securities		68,632,555	0.3%

UTILITIES — (2.0%)
Other Securities		517,121,560	2.0%

TOTAL COMMON STOCKS		25,470,824,668	99.3%

PREFERRED STOCKS — (0.0%)

COMMUNICATION SERVICES — (0.0%)
Other Security		680,175	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		2,022,820	0.0%

INDUSTRIALS — (0.0%)
Other Securities		2,144,677	0.0%

TOTAL PREFERRED STOCKS		4,847,672	0.0%

42

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
Other Security		$6,856	0.0%

TOTAL RIGHTS/WARRANTS		6,856	0.0%

TOTAL INVESTMENT SECURITIES (Cost $14,953,741,086)		25,475,679,196

TEMPORARY CASH INVESTMENTS — (0.4%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	96,900,789	96,900,789	0.4%

SECURITIES LENDING COLLATERAL — (1.6%)
@§ The DFA Short Term Investment Fund	36,660,714	424,201,119	1.6%

TOTAL INVESTMENTS—(100.0%) (Cost $15,474,756,980)		$25,996,781,104	101.3%

As of October 31, 2020, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	780	12/18/20	$131,017,171	$127,323,300	$(3,693,871)

Total Futures Contracts			$131,017,171	$127,323,300	$(3,693,871)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,991,636,894	—	—	$1,991,636,894
Consumer Discretionary	3,224,422,494	$9,569	—	3,224,432,063
Consumer Staples	1,563,986,604	—	—	1,563,986,604
Energy	516,017,166	—	—	516,017,166
Financials	3,410,570,299	12,253	—	3,410,582,552
Health Care	3,297,737,708	116,802	—	3,297,854,510
Industrials	3,558,246,519	—	—	3,558,246,519
Information Technology	6,172,259,450	5,832	—	6,172,265,282
Materials	1,150,048,963	—	—	1,150,048,963
Real Estate	68,632,555	—	—	68,632,555
Utilities	517,121,560	—	—	517,121,560
Preferred Stocks
Communication Services	680,175	—	—	680,175
Consumer Discretionary	2,022,820	—	—	2,022,820
Industrials	2,144,677	—	—	2,144,677
Rights/Warrants
Communication Services	—	6,856	—	6,856
Temporary Cash Investments	96,900,789	—	—	96,900,789

43

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$424,201,119	—	$424,201,119
Futures Contracts**	$(3,693,871)	—	—	(3,693,871)
TOTAL	$25,568,734,802	$424,352,431	—	$25,993,087,233

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

44

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value†	Percentage of Net Assets‡

COMMON STOCKS — (95.4%)
COMMUNICATION SERVICES — (6.8%)
*	Alphabet, Inc., Class A	10,216	$16,510,180	0.5%
*	Alphabet, Inc., Class C	10,616	17,208,642	0.5%
	AT&T, Inc.	639,414	17,276,966	0.5%
*	Charter Communications, Inc., Class A	13,399	8,090,584	0.2%
	Comcast Corp., Class A	417,271	17,625,527	0.5%
*	Facebook, Inc., Class A	76,954	20,247,367	0.6%
*	GCI Liberty, Inc., Class A	91,121	7,401,759	0.2%
*	T-Mobile US, Inc.	85,566	9,375,467	0.3%
	Verizon Communications, Inc.	422,159	24,058,841	0.7%
	Walt Disney Co. (The)	80,115	9,713,944	0.3%
	Other Securities		105,971,069	2.7%

TOTAL COMMUNICATION SERVICES			253,480,346	7.0%

CONSUMER DISCRETIONARY — (12.3%)
	BorgWarner, Inc.	217,822	7,619,414	0.2%
	DR Horton, Inc.	155,326	10,377,330	0.3%
	Ford Motor Co.	1,063,806	8,223,220	0.2%
	General Motors Co.	263,562	9,100,796	0.3%
#	Lithia Motors, Inc., Class A	37,932	8,708,049	0.2%
*	LKQ Corp.	249,592	7,984,448	0.2%
*	Meritage Homes Corp.	87,210	7,595,119	0.2%
	PulteGroup, Inc.	246,642	10,053,128	0.3%
	Other Securities		390,673,092	10.8%

TOTAL CONSUMER DISCRETIONARY			460,334,596	12.7%

CONSUMER STAPLES — (4.6%)
	Archer-Daniels-Midland Co.	157,835	7,298,290	0.2%
*	Darling Ingredients, Inc.	223,101	9,593,343	0.3%
	Procter & Gamble Co. (The)	90,151	12,359,702	0.3%
	Walmart, Inc.	66,928	9,286,260	0.3%
	Other Securities		133,407,501	3.7%

TOTAL CONSUMER STAPLES			171,945,096	4.8%

ENERGY — (3.3%)
	Chevron Corp.	122,332	8,502,074	0.3%
	ConocoPhillips	251,960	7,211,095	0.2%
	Exxon Mobil Corp.	246,853	8,052,345	0.2%
	Other Securities		102,107,450	2.8%

TOTAL ENERGY			125,872,964	3.5%

FINANCIALS — (20.1%)
	Bank of America Corp.	491,054	11,637,980	0.3%
*	Berkshire Hathaway, Inc., Class B	110,049	22,218,893	0.6%
	JPMorgan Chase & Co.	285,881	28,027,773	0.8%
	Morgan Stanley	177,657	8,554,185	0.2%
*	SVB Financial Group	28,630	8,322,741	0.2%
	Travelers Cos., Inc. (The)	72,615	8,765,357	0.3%
	Other Securities		666,122,649	18.5%

TOTAL FINANCIALS			753,649,578	20.9%

45

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

HEALTH CARE — (10.3%)
Abbott Laboratories	72,919	$7,664,516	0.2%
Danaher Corp.	32,906	7,553,243	0.2%
* Horizon Therapeutics P.L.C.	108,891	8,159,203	0.2%
Johnson & Johnson	103,374	14,173,609	0.4%
Pfizer, Inc.	341,124	12,103,079	0.3%
Thermo Fisher Scientific, Inc.	17,743	8,394,568	0.2%
UnitedHealth Group, Inc.	44,667	13,629,688	0.4%
Other Securities		316,456,739	8.8%

TOTAL HEALTH CARE		388,134,645	10.7%

INDUSTRIALS — (17.8%)
Johnson Controls International P.L.C.	226,449	9,558,412	0.3%
Quanta Services, Inc.	140,696	8,783,651	0.2%
#* Sunrun, Inc.	160,181	8,332,616	0.2%
Other Securities		639,925,337	17.8%

TOTAL INDUSTRIALS		666,600,016	18.5%

INFORMATION TECHNOLOGY — (12.3%)
Cisco Systems, Inc.	237,876	8,539,748	0.2%
#* First Solar, Inc.	83,806	7,294,893	0.2%
Intel Corp.	359,241	15,907,191	0.4%
Other Securities		429,335,250	12.0%

TOTAL INFORMATION TECHNOLOGY		461,077,082	12.8%

MATERIALS — (6.2%)
Corteva, Inc.	231,705	7,641,631	0.2%
Eastman Chemical Co.	101,626	8,215,446	0.2%
Freeport-McMoRan, Inc.	424,655	7,363,518	0.2%
International Paper Co.	200,992	8,793,400	0.2%
Reliance Steel & Aluminum Co.	74,876	8,160,735	0.2%
Other Securities		194,402,595	5.5%

TOTAL MATERIALS		234,577,325	6.5%

REAL ESTATE — (0.5%)
Other Securities		18,508,383	0.5%

UTILITIES — (1.2%)
Other Securities		45,154,496	1.2%

TOTAL COMMON STOCKS		3,579,334,527	99.1%

PREFERRED STOCKS — (0.1%)

COMMUNICATION SERVICES — (0.0%)
Other Security		423,185	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		485,187	0.0%

46

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

INDUSTRIALS — (0.1%)
Other Security		$855,721	0.0%

TOTAL PREFERRED STOCKS		1,764,093	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,339,391,957)		3,581,098,620

TEMPORARY CASH INVESTMENTS — (0.7%) State Street Institutional U.S. Government Money Market Fund, 0.026%	27,592,450	27,592,450	0.8%

SECURITIES LENDING COLLATERAL — (3.8%)
@§ The DFA Short Term Investment Fund	12,285,600	142,156,680	3.9%

TOTAL INVESTMENTS—(100.0%) (Cost $2,509,118,854)		$3,750,847,750	103.8%

As of October 31, 2020, U.S. Vector Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	172	12/18/20	$28,714,195	$28,076,420	$(637,775)

Total Futures Contracts			$28,714,195	$28,076,420	$(637,775)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$253,480,346	—	—	$253,480,346
Consumer Discretionary	460,330,954	$3,642	—	460,334,596
Consumer Staples	171,945,096	—	—	171,945,096
Energy	125,872,964	—	—	125,872,964
Financials	753,644,610	4,968	—	753,649,578
Health Care	388,087,919	46,726	—	388,134,645
Industrials	666,600,016	—	—	666,600,016
Information Technology	461,074,035	3,047	—	461,077,082
Materials	234,577,325	—	—	234,577,325
Real Estate	18,508,383	—	—	18,508,383
Utilities	45,154,496	—	—	45,154,496
Preferred Stocks
Communication Services	423,185	—	—	423,185
Consumer Discretionary	485,187	—	—	485,187
Industrials	855,721	—	—	855,721
Temporary Cash Investments	27,592,450	—	—	27,592,450

47

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$142,156,680	—	$142,156,680
Futures Contracts**	$(637,775)	—	—	(637,775)

TOTAL	$3,607,994,912	$142,215,063	—	$3,750,209,975

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

48

U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value†	Percentage of Net Assets‡

COMMON STOCKS — (94.6%)
COMMUNICATION SERVICES — (2.4%)
	Other Securities		$330,852,782	2.5%

CONSUMER DISCRETIONARY — (15.4%)
	Aaron’s Holdings Co., Inc.	654,362	34,196,958	0.3%
*	Crocs, Inc.	615,415	32,204,667	0.3%
*	Deckers Outdoor Corp.	179,339	45,439,122	0.4%
	Dick’s Sporting Goods, Inc.	634,928	35,968,671	0.3%
*	Fox Factory Holding Corp.	376,695	31,672,516	0.2%
#*	Helen of Troy, Ltd.	221,211	41,941,606	0.3%
#	Lithia Motors, Inc., Class A	240,862	55,294,689	0.4%
*	Murphy USA, Inc.	254,884	31,169,764	0.2%
*	Stamps.com, Inc.	136,039	30,369,346	0.2%
*	Tempur Sealy International, Inc.	369,517	32,887,013	0.3%
*	TopBuild Corp.	316,171	48,440,559	0.4%
	Wingstop, Inc.	278,289	32,373,359	0.3%
	Other Securities		1,680,028,444	12.6%

TOTAL CONSUMER DISCRETIONARY			2,131,986,714	16.2%

CONSUMER STAPLES — (4.6%)
#*	Boston Beer Co., Inc. (The), Class A	48,950	50,867,861	0.4%
*	Darling Ingredients, Inc.	1,398,818	60,149,174	0.5%
#	WD-40 Co.	128,503	31,275,060	0.2%
	Other Securities		496,176,440	3.7%

TOTAL CONSUMER STAPLES			638,468,535	4.8%

ENERGY — (2.2%)
	Other Securities		299,520,152	2.3%

FINANCIALS — (18.5%)
	Glacier Bancorp, Inc.	841,566	30,128,063	0.2%
#*	LendingTree, Inc.	108,432	35,087,511	0.3%
	RLI Corp.	396,985	34,418,599	0.3%
	South State Corp.	523,699	32,155,119	0.3%
	Stifel Financial Corp.	528,881	30,918,383	0.2%
	Other Securities		2,390,964,188	18.1%

TOTAL FINANCIALS			2,553,671,863	19.4%

HEALTH CARE — (10.0%)
*	Amedisys, Inc.	154,144	39,923,296	0.3%
	Ensign Group, Inc. (The)	513,642	30,222,695	0.2%
*	LHC Group, Inc.	229,071	49,605,325	0.4%
*	Quidel Corp.	277,897	74,556,986	0.6%
	Other Securities		1,181,174,305	8.9%

TOTAL HEALTH CARE			1,375,482,607	10.4%

INDUSTRIALS — (19.9%)
*	ASGN, Inc.	467,723	31,187,770	0.2%
*	Builders FirstSource, Inc.	995,625	30,167,438	0.2%
	CoreLogic, Inc.	390,066	30,007,777	0.2%
	Exponent, Inc.	475,762	33,108,278	0.3%

49

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

INDUSTRIALS — (Continued)
* FTI Consulting, Inc.	319,677	$31,475,397	0.2%
MSA Safety, Inc.	290,106	38,270,784	0.3%
* Navistar International Corp.	877,646	37,835,319	0.3%
Regal Beloit Corp.	325,233	32,084,235	0.3%
Rexnord Corp.	1,018,457	32,672,101	0.3%
* Saia, Inc.	228,425	33,729,235	0.3%
Simpson Manufacturing Co., Inc.	412,248	36,574,643	0.3%
Tetra Tech, Inc.	511,130	51,578,128	0.4%
Timken Co. (The)	646,734	38,610,020	0.3%
#* Trex Co., Inc.	615,713	42,816,682	0.3%
Other Securities		2,248,970,234	16.9%

TOTAL INDUSTRIALS		2,749,088,041	20.8%

INFORMATION TECHNOLOGY — (12.8%)
* ACI Worldwide, Inc.	1,016,727	29,657,927	0.2%
* Cirrus Logic, Inc.	510,226	35,139,265	0.3%
CMC Materials, Inc.	238,789	33,953,408	0.3%
* Globant SA	163,467	29,523,775	0.2%
* Lattice Semiconductor Corp.	1,301,787	45,432,366	0.4%
* LiveRamp Holdings, Inc.	556,093	36,752,186	0.3%
* Novanta, Inc.	333,917	36,303,456	0.3%
Power Integrations, Inc.	560,029	33,719,346	0.3%
#* Qualys, Inc.	370,476	32,546,317	0.3%
Other Securities		1,461,403,342	10.8%

TOTAL INFORMATION TECHNOLOGY		1,774,431,388	13.4%

MATERIALS — (5.2%)
Other Securities		717,959,808	5.4%

REAL ESTATE — (0.5%)
Other Securities		75,041,455	0.6%

UTILITIES — (3.1%)
# Ormat Technologies, Inc.	446,102	31,615,249	0.2%
# PNM Resources, Inc.	733,045	36,652,250	0.3%
Other Securities		363,188,534	2.8%

TOTAL UTILITIES		431,456,033	3.3%

TOTAL COMMON STOCKS		13,077,959,378	99.1%

PREFERRED STOCKS — (0.1%)

COMMUNICATION SERVICES — (0.0%)
Other Security		1,445,439	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		1,186,557	0.0%

INDUSTRIALS — (0.1%)
Other Security		6,249,914	0.1%

TOTAL PREFERRED STOCKS		8,881,910	0.1%

50

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

RIGHTS/WARRANTS — (0.0%)
CONSUMER DISCRETIONARY — (0.0%)
Other Security		$341	0.0%

HEALTH CARE — (0.0%)
Other Security		97	0.0%

COMMUNICATION SERVICES — (0.0%)
Other Security		18,400	0.0%

TOTAL RIGHTS/WARRANTS		18,838	0.0%

TOTAL INVESTMENT SECURITIES (Cost $10,541,516,903)		13,086,860,126

TEMPORARY CASH INVESTMENTS — (0.3%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	37,484,126	37,484,126	0.3%

SECURITIES LENDING COLLATERAL — (5.0%)
@§ The DFA Short Term Investment Fund	59,921,123	693,347,319	5.3%

TOTAL INVESTMENTS—(100.0%) (Cost $11,272,239,978)		$13,817,691,571	104.8%

As of October 31, 2020, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	663	12/18/20	$110,267,999	$108,224,805	$(2,043,194)

Total Futures Contracts			$110,267,999	$108,224,805	$(2,043,194)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$330,852,782	—	—	$330,852,782
Consumer Discretionary	2,131,957,369	$29,345	—	2,131,986,714
Consumer Staples	638,468,535	—	—	638,468,535
Energy	299,520,152	—	—	299,520,152
Financials	2,553,643,979	27,884	—	2,553,671,863
Health Care	1,375,004,485	478,122	—	1,375,482,607
Industrials	2,749,088,041	—	—	2,749,088,041
Information Technology	1,774,415,563	15,825	—	1,774,431,388
Materials	717,959,808	—	—	717,959,808
Real Estate	75,041,455	—	—	75,041,455
Utilities	431,456,033	—	—	431,456,033

51

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Preferred Stocks
Communication Services	$1,445,439	—	—	$1,445,439
Consumer Discretionary	1,186,557	—	—	1,186,557
Industrials	6,249,914	—	—	6,249,914
Rights/Warrants
Communication Services	—	$18,400	—	18,400
Consumer Discretionary	—	341	—	341
Health Care	—	97	—	97
Temporary Cash Investments	37,484,126	—	—	37,484,126
Securities Lending Collateral	—	693,347,319	—	693,347,319
Futures Contracts**	(2,043,194)	—	—	(2,043,194)

TOTAL	$13,121,731,044	$693,917,333	—	$13,815,648,377

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

52

U.S. MICRO CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (93.6%)
COMMUNICATION SERVICES — (2.2%)
	Shenandoah Telecommunications Co.	408,974	$17,839,446	0.4%
	Other Securities		101,748,092	1.9%

TOTAL COMMUNICATION SERVICES			119,587,538	2.3%

CONSUMER DISCRETIONARY — (13.4%)
#*	Asbury Automotive Group, Inc.	149,741	15,420,328	0.3%
	Cooper Tire & Rubber Co.	405,296	13,938,129	0.3%
*	Crocs, Inc.	491,030	25,695,600	0.5%
*	Fox Factory Holding Corp.	167,424	14,077,010	0.3%
	Group 1 Automotive, Inc.	130,500	13,843,440	0.3%
*	Installed Building Products, Inc.	202,656	18,348,474	0.4%
	MDC Holdings, Inc.	493,773	21,489,001	0.4%
#*	Sleep Number Corp.	235,950	14,949,792	0.3%
#*	Vista Outdoor, Inc.	702,214	13,882,771	0.3%
	Other Securities		579,090,897	11.2%

TOTAL CONSUMER DISCRETIONARY			730,735,442	14.3%

CONSUMER STAPLES — (3.9%)
	Medifast, Inc.	106,448	14,954,880	0.3%
#	WD-40 Co.	63,361	15,420,800	0.3%
	Other Securities		182,988,854	3.6%

TOTAL CONSUMER STAPLES			213,364,534	4.2%

ENERGY — (3.0%)
*	CNX Resources Corp.	1,455,476	14,118,117	0.3%
#*	Renewable Energy Group, Inc.	333,674	18,819,214	0.4%
	Other Securities		131,917,183	2.5%

TOTAL ENERGY.			164,854,514	3.2%

FINANCIALS — (20.3%)
	Kinsale Capital Group, Inc.	134,802	25,271,331	0.5%
*	NMI Holdings, Inc., Class A	684,258	14,704,704	0.3%
#	Pacific Premier Bancorp, Inc.	599,298	15,282,099	0.3%
	Walker & Dunlop, Inc.	257,239	16,175,188	0.3%
	Other Securities		1,034,684,346	20.2%

TOTAL FINANCIALS			1,106,117,668	21.6%

HEALTH CARE — (10.9%)
	CONMED Corp.	180,281	14,056,510	0.3%
*	CorVel Corp.	192,409	17,551,549	0.4%
	Ensign Group, Inc. (The)	448,680	26,400,331	0.5%
*	Providence Service Corp. (The)	126,723	14,896,289	0.3%
	Other Securities		516,700,472	10.0%

TOTAL HEALTH CARE			589,605,151	11.5%

INDUSTRIALS — (19.2%)
#	AAON, Inc.	354,757	20,721,356	0.4%
*	Aerovironment, Inc.	194,935	14,885,237	0.3%
*	BMC Stock Holdings, Inc.	381,526	15,104,614	0.3%

53

U.S. MICRO CAP PORTFOLIO

CONTINUED

		Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
*	Casella Waste Systems, Inc., Class A	391,551	$21,139,838	0.4%
#*	Chart Industries, Inc.	213,872	18,061,490	0.4%
	ESCO Technologies, Inc.	177,756	14,876,400	0.3%
	Federal Signal Corp.	502,287	14,405,591	0.3%
	Forward Air Corp.	224,420	14,131,727	0.3%
*	Gibraltar Industries, Inc.	266,724	15,323,294	0.3%
*	Hub Group, Inc., Class A	270,168	13,543,522	0.3%
*	Kratos Defense & Security Solutions, Inc.	788,288	14,890,760	0.3%
	Matson, Inc.	288,987	15,012,875	0.3%
#*	Meritor, Inc.	579,373	14,101,939	0.3%
#	Omega Flex, Inc.	95,094	14,235,572	0.3%
*	Saia, Inc.	217,568	32,126,091	0.6%
	Other Securities		789,690,101	15.3%

TOTAL INDUSTRIALS			1,042,250,407	20.4%

INFORMATION TECHNOLOGY — (12.7%)
#	Badger Meter, Inc.	232,956	17,084,993	0.3%
*	Diodes, Inc.	319,954	18,502,940	0.4%
*	ExlService Holdings, Inc.	233,261	17,667,188	0.4%
*	Fabrinet	294,825	17,695,396	0.4%
*	FormFactor, Inc.	615,392	17,446,363	0.3%
*	Insight Enterprises, Inc.	285,320	15,221,822	0.3%
*	Lattice Semiconductor Corp.	648,727	22,640,572	0.5%
*	Plexus Corp.	225,831	15,704,288	0.3%
#*	Synaptics, Inc.	242,741	18,610,952	0.4%
*	Virtusa Corp.	293,269	14,751,431	0.3%
	Other Securities		516,823,177	9.9%

TOTAL INFORMATION TECHNOLOGY			692,149,122	13.5%

MATERIALS — (5.4%)
	Stepan Co.	171,120	19,925,213	0.4%
	Other Securities		273,944,003	5.3%

TOTAL MATERIALS			293,869,216	5.7%

REAL ESTATE — (0.9%)
	Other Securities		48,902,210	1.0%

UTILITIES — (1.7%)
	California Water Service Group	337,112	15,025,082	0.3%
	Other Securities		76,764,480	1.5%

TOTAL UTILITIES			91,789,562	1.8%

TOTAL COMMON STOCKS			5,093,225,364	99.5%

PREFERRED STOCKS — (0.1%)

COMMUNICATION SERVICES — (0.0%)
	Other Security		533,981	0.0%

INDUSTRIALS — (0.1%)
	Other Security		1,614,476	0.0%

TOTAL PREFERRED STOCKS			2,148,457	0.0%

54

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

RIGHTS/WARRANTS — (0.0%)
CONSUMER DISCRETIONARY — (0.0%)
Other Security		$508	0.0%

COMMUNICATION SERVICES — (0.0%)
Other Security		9,117	0.0%

TOTAL RIGHTS/WARRANTS		9,625	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,806,894,455)		5,095,383,446

TEMPORARY CASH INVESTMENTS — (0.7%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	38,842,522	38,842,522	0.8%

SECURITIES LENDING COLLATERAL — (5.6%)
@§ The DFA Short Term Investment Fund	26,463,162	306,205,247	6.0%

TOTAL INVESTMENTS — (100.0%) (Cost $4,151,899,823)		$5,440,431,215	106.3%

As of October 31, 2020, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	245	12/18/20	$41,242,107	$39,992,575	$(1,249,532)

Total Futures Contracts			$41,242,107	$39,992,575	$(1,249,532)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$119,587,538	—	—	$119,587,538
Consumer Discretionary	730,723,963	$11,479	—	730,735,442
Consumer Staples	213,364,534	—	—	213,364,534
Energy	164,854,514	—	—	164,854,514
Financials	1,106,095,478	22,190	—	1,106,117,668
Health Care	589,411,044	194,107	—	589,605,151
Industrials	1,042,249,840	567	—	1,042,250,407
Information Technology	692,136,284	12,838	—	692,149,122
Materials	293,869,216	—	—	293,869,216
Real Estate	48,902,210	—	—	48,902,210
Utilities	91,789,562	—	—	91,789,562
Preferred Stocks
Communication Services	533,981	—	—	533,981
Industrials	1,614,476	—	—	1,614,476

55

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Rights/Warrants
Communication Services	—	$9,117	—	$9,117
Consumer Discretionary	—	508	—	508
Temporary Cash Investments	$38,842,522	—	—	38,842,522
Securities Lending Collateral	—	306,205,247	—	306,205,247
Futures Contracts**	(1,249,532)	—	—	(1,249,532)

TOTAL	$5,132,725,630	$306,456,053	—	$5,439,181,683

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

56

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.1%)
COMMUNICATION SERVICES — (4.8%)
Verizon Communications, Inc.	2,503,435	$142,670,761	3.9%
Other Securities		32,181,620	0.9%

TOTAL COMMUNICATION SERVICES		174,852,381	4.8%

CONSUMER DISCRETIONARY — (16.4%)
* Amazon.com, Inc.	55,442	168,330,228	4.6%
Best Buy Co., Inc.	244,687	27,294,835	0.8%
* Booking Holdings, Inc.	17,405	28,239,613	0.8%
eBay, Inc.	595,572	28,367,094	0.8%
Home Depot, Inc. (The)	123,001	32,805,597	0.9%
Lowe’s Cos., Inc.	274,603	43,414,734	1.2%
NIKE, Inc., Class B	511,510	61,422,121	1.7%
* O’Reilly Automotive, Inc.	41,256	18,012,370	0.5%
Target Corp.	272,381	41,461,836	1.1%
TJX Cos., Inc. (The)	564,832	28,693,466	0.8%
Other Securities		119,975,952	3.3%

TOTAL CONSUMER DISCRETIONARY		598,017,846	16.5%

CONSUMER STAPLES — (10.7%)
Altria Group, Inc.	940,393	33,929,379	0.9%
Coca-Cola Co. (The)	2,178,510	104,699,191	2.9%
Costco Wholesale Corp.	53,048	18,971,026	0.5%
Kroger Co. (The)	569,019	18,328,102	0.5%
PepsiCo, Inc.	708,342	94,414,905	2.6%
Other Securities		122,062,908	3.4%

TOTAL CONSUMER STAPLES		392,405,511	10.8%

ENERGY — (0.4%)
Other Securities		14,414,209	0.4%

FINANCIALS — (2.5%)
S&P Global, Inc.	77,507	25,013,834	0.7%
Other Securities		67,515,486	1.9%

TOTAL FINANCIALS		92,529,320	2.6%

HEALTH CARE — (14.3%)
AbbVie, Inc.	1,081,847	92,065,180	2.5%
Amgen, Inc.	324,244	70,341,493	1.9%
Bristol-Myers Squibb Co.	419,170	24,500,487	0.7%
Eli Lilly and Co.	314,591	41,041,542	1.1%
Johnson & Johnson	463,240	63,514,836	1.8%
Merck & Co., Inc.	1,532,728	115,276,473	3.2%
Zoetis, Inc.	180,844	28,672,816	0.8%
Other Securities		85,190,732	2.3%

TOTAL HEALTH CARE		520,603,559	14.3%

INDUSTRIALS — (12.8%)
3M Co.	323,601	51,763,216	1.4%
Caterpillar, Inc.	295,017	46,332,420	1.3%
Deere & Co.	80,414	18,166,327	0.5%

57

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
Illinois Tool Works, Inc.	102,317	$20,041,854	0.6%
Lockheed Martin Corp.	90,153	31,565,270	0.9%
Union Pacific Corp.	408,543	72,389,734	2.0%
United Parcel Service, Inc., Class B	255,744	40,179,940	1.1%
Waste Management, Inc.	187,185	20,199,133	0.6%
Other Securities		168,152,357	4.5%

TOTAL INDUSTRIALS		468,790,251	12.9%

INFORMATION TECHNOLOGY — (34.2%)
Accenture P.L.C., Class A	294,585	63,898,432	1.8%
Apple, Inc.	1,537,880	167,413,617	4.6%
* Autodesk, Inc.	94,223	22,193,285	0.6%
Automatic Data Processing, Inc.	214,036	33,809,127	0.9%
Cisco Systems, Inc.	1,033,920	37,117,728	1.0%
International Business Machines Corp.	516,074	57,624,823	1.6%
Intuit, Inc.	72,986	22,967,234	0.6%
KLA Corp.	146,032	28,794,590	0.8%
Lam Research Corp.	65,620	22,447,290	0.6%
Mastercard, Inc., Class A	369,835	106,749,174	2.9%
Microsoft Corp.	824,416	166,919,508	4.6%
Oracle Corp.	1,104,739	61,986,905	1.7%
Paychex, Inc.	331,639	27,277,308	0.8%
QUALCOMM, Inc.	417,906	51,552,884	1.4%
Texas Instruments, Inc.	441,205	63,793,831	1.8%
# Visa, Inc., Class A	763,323	138,703,422	3.8%
Other Securities		172,995,011	4.8%

TOTAL INFORMATION TECHNOLOGY		1,246,244,169	34.3%

MATERIALS — (1.9%)
Sherwin-Williams Co. (The)	28,835	19,837,903	0.6%
Other Securities		49,968,863	1.3%

TOTAL MATERIALS		69,806,766	1.9%

UTILITIES — (0.1%)
Other Security		2,914,668	0.1%

TOTAL COMMON STOCKS (Cost $3,169,191,558)		3,580,578,680	98.6%

TEMPORARY CASH INVESTMENTS — (1.3%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	48,363,851	48,363,851	1.3%

SECURITIES LENDING COLLATERAL — (0.6%)
@§ The DFA Short Term Investment Fund	1,686,760	19,517,500	0.6%

TOTAL INVESTMENTS — (100.0%) (Cost $3,237,072,518)		$3,648,460,031	100.5%

58

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

As of October 31, 2020, U.S. High Relative Profitability Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	147	12/18/20	$24,581,488	$23,995,545	$(585,943)

Total Futures Contracts			$24,581,488	$23,995,545	$(585,943)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$174,852,381	—	—	$174,852,381
Consumer Discretionary	598,017,846	—	—	598,017,846
Consumer Staples	392,405,511	—	—	392,405,511
Energy	14,414,209	—	—	14,414,209
Financials	92,529,320	—	—	92,529,320
Health Care	520,603,559	—	—	520,603,559
Industrials	468,790,251	—	—	468,790,251
Information Technology	1,246,244,169	—	—	1,246,244,169
Materials	69,806,766	—	—	69,806,766
Utilities	2,914,668	—	—	2,914,668
Temporary Cash Investments	48,363,851	—	—	48,363,851
Securities Lending Collateral	—	$19,517,500	—	19,517,500
Futures Contracts**	(585,943)	—	—	(585,943)

TOTAL	$3,628,356,588	$19,517,500	—	$3,647,874,088

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

59

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (96.9%)
REAL ESTATE — (96.9%)
#	Alexandria Real Estate Equities, Inc.	1,080,010	$163,643,115	2.0%
	American Campus Communities, Inc.	1,179,803	44,195,420	0.5%
	American Homes 4 Rent, Class A	2,370,859	67,024,184	0.8%
	American Tower Corp.	3,359,986	771,620,785	9.5%
	AvalonBay Communities, Inc.	1,206,043	167,796,763	2.1%
	Boston Properties, Inc.	1,267,448	91,775,910	1.1%
	Camden Property Trust	835,112	77,030,731	0.9%
	CoreSite Realty Corp.	354,067	42,261,437	0.5%
	Crown Castle International Corp.	3,456,391	539,888,274	6.6%
	CubeSmart	1,662,739	56,416,734	0.7%
	CyrusOne, Inc.	1,001,327	71,144,283	0.9%
	Digital Realty Trust, Inc.	2,281,940	329,283,942	4.0%
	Duke Realty Corp	3,180,064	120,810,631	1.5%
	EastGroup Properties, Inc.	337,444	44,907,047	0.6%
	Equinix, Inc.	512,115	374,478,973	4.6%
	Equity LifeStyle Properties, Inc.	1,468,537	86,922,705	1.1%
	Equity Residential	3,189,647	149,849,616	1.8%
	Essex Property Trust, Inc.	558,937	114,352,921	1.4%
	Extra Space Storage, Inc.	1,094,927	126,956,786	1.6%
#	Federal Realty Investment Trust	615,997	42,368,274	0.5%
	First Industrial Realty Trust, Inc.	1,090,085	43,396,284	0.5%
	Gaming and Leisure Properties, Inc.	1,775,668	64,545,532	0.8%
	Healthcare Trust of America, Inc., Class A	1,873,500	45,526,050	0.6%
	Healthpeak Properties, Inc.	4,615,724	124,486,076	1.5%
	Host Hotels & Resorts, Inc.	6,048,203	63,385,167	0.8%
	Invitation Homes, Inc.	4,801,529	130,889,681	1.6%
#	Iron Mountain, Inc.	2,468,760	64,335,886	0.8%
	Kilroy Realty Corp.	887,969	41,805,581	0.5%
	Lamar Advertising Co., Class A	741,088	45,917,812	0.6%
	Life Storage, Inc.	401,882	45,874,830	0.6%
	Medical Properties Trust, Inc.	4,525,713	80,648,206	1.0%
	Mid-America Apartment Communities, Inc.	980,539	114,360,264	1.4%
#	National Retail Properties, Inc.	1,486,585	47,585,586	0.6%
#	Omega Healthcare Investors, Inc.	1,950,642	56,197,996	0.7%
	Prologis, Inc.	6,102,407	605,358,774	7.4%
	Public Storage	1,334,600	305,716,822	3.8%
	Realty Income Corp.	2,954,748	170,961,719	2.1%
	Regency Centers Corp.	1,455,656	51,806,797	0.6%
	Rexford Industrial Realty, Inc.	1,029,867	47,847,621	0.6%
	SBA Communications Corp.	958,732	278,387,011	3.4%
#	Simon Property Group, Inc.	2,620,970	164,623,126	2.0%
#	STORE Capital Corp.	2,060,858	52,964,051	0.7%
	Sun Communities, Inc.	833,731	114,746,398	1.4%
	UDR, Inc.	2,527,452	78,957,600	1.0%
	Ventas, Inc.	3,197,471	126,204,180	1.6%
	VEREIT, Inc.	9,239,655	57,285,861	0.7%
#	Vornado Realty Trust	1,391,632	42,764,851	0.5%
	Welltower, Inc.	3,574,385	192,194,681	2.4%
	WP Carey, Inc.	1,492,600	93,451,686	1.2%
	Other Securities		1,248,681,367	15.3%

TOTAL COMMON STOCKS (Cost $6,198,466,873)			8,083,636,027	99.4%

60

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
TEMPORARY CASH INVESTMENTS — (0.6%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	51,245,277	$51,245,277	0.6%

SECURITIES LENDING COLLATERAL — (2.5%)
@§ The DFA Short Term Investment Fund	18,247,780	211,145,063	2.6%

TOTAL INVESTMENTS — (100.0%) (Cost $6,460,823,695)		$8,346,026,367	102.6%

As of October 31, 2020, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	301	12/18/20	$50,520,475	$49,133,735	$(1,386,740)

Total Futures Contracts			$50,520,475	$49,133,735	$(1,386,740)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate	$8,083,511,232	$124,795	—	$8,083,636,027
Temporary Cash Investments	51,245,277	—	—	51,245,277
Securities Lending Collateral	—	211,145,063	—	211,145,063
Futures Contracts**	(1,386,740)	—	—	(1,386,740)

TOTAL	$8,133,369,769	$211,269,858	—	$8,344,639,627

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

61

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Enhanced U.S. Large Company Portfolio*	U.S. Large Cap Equity Portfolio*	U.S. Large Cap Value Portfolio	U.S. Targeted Value Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	$18,721,211	—
Investment Securities at Value (including $9,865, $11,941, $0 and $532,003 of securities on loan, respectively)	$430,483	$1,687,115	—	$8,701,980
Temporary Cash Investments at Value & Cost.	—	5,472	—	75,312
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $10,071, $7,227, $0 and $264,809, respectively)	10,071	7,230	—	264,862
Segregated Cash for Futures Contracts	—	—	—	5,712
Foreign Currencies at Value	2	—	—	—
Cash	6,664	—	—	463
Receivables:
Investment Securities Sold	—	990	—	29,489
Dividends and Interest	2,585	1,684	—	4,303
Securities Lending Income	2	3	—	754
Fund Shares Sold	316	724	14,442	5,129
Unrealized Gain on Forward Currency Contracts	640	—	—	—
Prepaid Expenses and Other Assets	26	22	164	138

Total Assets	450,789	1,703,240	18,735,817	9,088,142

LIABILITIES:
Payables:
Upon Return of Securities Loaned	10,070	7,235	—	265,031
Investment Securities Purchased	—	910	—	10,841
Fund Shares Redeemed	2,230	1,251	17,027	10,801
Due to Advisor	18	180	2,160	2,561
Futures Margin Variation	5,020	—	—	895
Unrealized Loss on Forward Currency Contracts	36	—	—	—
Accrued Expenses and Other Liabilities	93	226	1,553	1,359

Total Liabilities	17,467	9,802	20,740	291,488

NET ASSETS.	$433,322	$1,693,438	$18,715,077	$8,796,654

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R1 Shares — based on net assets of $0; $0; $0 and $31,832 and shares outstanding of 0, 0, 0 and 1,714,202, respectively	N/A	N/A	N/A	$18.57

NUMBER OF SHARES AUTHORIZED	N/A	N/A	N/A	200,000,000

Class R2 Shares — based on net assets of $0; $0; $0 and $52,931 and shares outstanding of 0, 0, 0 and 2,864,920, respectively	N/A	N/A	N/A	$18.48

NUMBER OF SHARES AUTHORIZED	N/A	N/A	N/A	200,000,000

Institutional Class Shares — based on net assets of $433,322; $1,693,438; $18,715,077 and $8,711,891 and shares outstanding of 30,816,411, 84,642,177, 595,948,803 and 469,088,971, respectively	$14.06	$20.01	$31.40	$18.57

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	4,000,000,000	1,500,000,000

Investment Securities at Cost	$425,774	$1,144,648	N/A	$8,822,696

Foreign Currencies at Cost	$2	$—	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$400,913	$1,157,965	$15,579,829	$9,089,304
Total Distributable Earnings (Loss)	32,409	535,473	3,135,248	(292,650)

NET ASSETS	$433,322	$1,693,438	$18,715,077	$8,796,654

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

62

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Value Portfolio*	U.S. Core Equity 1 Portfolio*	U.S. Core Equity 2 Portfolio*	U.S. Vector Equity Portfolio*
ASSETS:
Investment Securities at Value (including $690,483, $730,353, $914,062 and $250,355 of securities on loan, respectively)	$10,369,594	$24,172,515	$25,475,679	$3,581,099
Temporary Cash Investments at Value & Cost	102,809	206,512	96,901	27,592
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $361,036, $343,739, $424,115 and $142,134, respectively)	361,122	343,800	424,201	142,157
Segregated Cash for Futures Contracts	7,080	15,696	9,360	2,064
Cash	—	1,423	1,467	210
Receivables:
Investment Securities Sold	29,489	21,268	70,446	4,355
Dividends and Interest	5,779	22,241	21,215	2,865
Securities Lending Income	1,266	285	439	121
Fund Shares Sold	7,009	12,547	18,508	1,679
Futures Margin Variation	—	—	4,333	—
Prepaid Expenses and Other Assets	133	252	287	62

Total Assets	10,884,281	24,796,539	26,122,836	3,762,204

LIABILITIES:
Payables:
Upon Return of Securities Loaned	361,021	344,060	424,431	142,186
Investment Securities Purchased	25,663	—	—	—
Fund Shares Redeemed	9,056	16,258	21,163	5,487
Due to Advisor	4,450	3,038	3,894	891
Futures Margin Variation	1,109	2,459	—	324
Accrued Expenses and Other Liabilities	1,925	2,790	3,043	600

Total Liabilities	403,224	368,605	452,531	149,488

NET ASSETS	$10,481,057	$24,427,934	$25,670,305	$3,612,716

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $10,481,057; $24,427,934; $25,670,305 and $3,612,716 and shares outstanding of 383,424,506, 967,696,451, 1,126,568,595 and 212,489,787, respectively	$27.34	$25.24	$22.79	$17.00

NUMBER OF SHARES AUTHORIZED	3,400,000,000	3,000,000,000	4,600,000,000	2,000,000,000

Investment Securities at Cost	$9,549,248	$13,904,125	$14,953,741	$2,339,393

NET ASSETS CONSIST OF:
Paid-In Capital	$10,191,695	$14,282,052	$15,273,995	$2,390,597
Total Distributable Earnings (Loss)	289,362	10,145,882	10,396,310	1,222,119

NET ASSETS	$10,481,057	$24,427,934	$25,670,305	$3,612,716

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

63

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Portfolio*	U.S. Micro Cap Portfolio*	U.S. High Relative Profitability Portfolio*	DFA Real Estate Securities Portfolio*
ASSETS:
Investment Securities at Value (including $1,210,774, $470,301, $86,134 and $270,990 of securities on loan, respectively)	$13,086,861	$5,095,383	$3,580,579	$8,083,636
Temporary Cash Investments at Value & Cost	37,484	38,843	48,364	51,245
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $693,239, $306,163, $19,517 and $211,112, respectively)	693,347	306,205	19,518	211,145
Segregated Cash for Futures Contracts	8,752	2,940	1,764	3,612
Cash	348	130	—	—
Receivables:
Investment Securities Sold	85,028	11,101	661	810
Dividends and Interest	4,144	2,415	5,063	5,016
Securities Lending Income	567	289	3	123
Fund Shares Sold	7,445	1,827	15,053	5,329
Prepaid Expenses and Other Assets	128	52	98	87

Total Assets	13,924,104	5,459,185	3,671,103	8,361,003

LIABILITIES:
Payables:
Upon Return of Securities Loaned	693,630	306,172	19,528	211,253
Investment Securities Purchased	—	10,342	19,000	—
Fund Shares Redeemed	29,665	18,928	2,231	9,334
Due to Advisor	3,857	2,173	629	1,094
Futures Margin Variation	5,262	461	277	566
Accrued Expenses and Other Liabilities	1,960	851	313	1,201

Total Liabilities	734,374	338,927	41,978	223,448

NET ASSETS	$13,189,730	$5,120,258	$3,629,125	$8,137,555

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $13,189,730; $5,120,258; $3,629,125 and $8,137,555 and shares outstanding of 425,517,417, 281,471,873, 248,480,597 and 237,888,973, respectively	$31.00	$18.19	$14.61	$34.21

NUMBER OF SHARES AUTHORIZED	2,000,000,000	3,000,000,000	500,000,000	1,700,000,000

Investment Securities at Cost	$10,541,517	$3,806,894	$3,169,192	$6,198,467

NET ASSETS CONSIST OF:
Paid-In Capital	$10,947,869	$3,856,229	$3,237,959	$6,265,551
Total Distributable Earnings (Loss)	2,241,861	1,264,029	391,166	1,872,004

NET ASSETS	$13,189,730	$5,120,258	$3,629,125	$8,137,555

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

64

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio#	U.S. Large Cap Equity Portfolio#	U.S. Large Cap Value Portfolio*	U.S. Targeted Value Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0 and $0, respectively)	—	—	$574,925	—
Income from Securities Lending	—	—	1,315	—
Expenses Allocated from Affiliated Investment Companies.	—	—	(24,053)	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	—	552,187	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0 and $211, respectively)	—	$31,202	—	$181,967
Interest	$4,163	—	—	—
Income from Securities Lending	4	87	—	6,746

Total Fund Investment Income	4,167	31,289	—	188,713

Fund Expenses
Investment Management Fees	589	2,197	51,858	31,689
Accounting & Transfer Agent Fees.	88	344	2,898	1,244
S&P 500® Fees	8	—	—	—
Custodian Fees	19	24	4	126
Shareholder Servicing Fees
Class R1 Shares	—	—	—	40
Class R2 Shares	—	—	—	130
Filing Fees	105	71	264	291
Shareholders’ Reports	38	44	664	456
Directors’/Trustees’ Fees & Expenses	3	14	170	74
Professional Fees	5	29	76	167
Previously Waived Fees Recovered by Advisor (Note C)	4	—	—	—
Other	10	52	114	247

Total Fund Expenses	869	2,775	56,048	34,464

Fees Waived, Expenses Reimbursed by Advisor (Note C)	265	—	21,796	—
Fees Paid Indirectly (Note C)	7	—	—	—

Net Expenses	597	2,775	34,252	34,464

Net Investment Income (Loss)	3,570	28,514	517,935	154,249

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(5,357)	(7,109)	—	(208,930)
Affiliated Investment Companies Shares Sold	—	(3)	—	(87)
Transactions Allocated from Affiliated Investment Company**	—	—	(475,431)	—
Futures	62,220	728	—	30,041
Foreign Currency Transactions	7	—	—	—
Forward Currency Contracts	(458)	—	—	—
In-Kind Redemptions	—	93,249	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	4,838	71,706	—	(1,239,691)
Affiliated Investment Companies Shares	—	1	—	(49)
Transactions Allocated from Affiliated Investment Company	—	—	(3,030,639)	—
Futures	(29,969)	—	—	(6,182)
Translation of Foreign Currency-Denominated Amounts	3	—	—	—
Forward Currency Contracts	3,144	—	—	—
Net Realized and Unrealized Gain (Loss)	34,428	158,572	(3,506,070)	(1,424,898)

Net Increase (Decrease) in Net Assets Resulting from Operations	$37,998	$187,086	$(2,988,135)	$(1,270,649)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

65

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	U.S. Small Cap Value Portfolio#	U.S. Core Equity 1 Portfolio#	U.S. Core Equity 2 Portfolio#	U.S. Vector Equity Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $408, $57, $85 and $33, respectively)	$232,307	$467,330	$478,513	$73,708
Income from Securities Lending	9,395	6,174	8,072	1,741

Total Investment Income	241,702	473,504	486,585	75,449

Expenses
Investment Management Fees	56,658	38,141	47,989	11,392
Accounting & Transfer Agent Fees	1,929	4,601	4,380	768
Custodian Fees	157	268	279	59
Filing Fees	271	418	447	79
Shareholders’ Reports	577	428	464	152
Directors’/Trustees’ Fees & Expenses	90	201	215	31
Professional Fees	240	419	442	74
Other	290	592	620	102

Total Expenses	60,212	45,068	54,836	12,657

Net Expenses	60,212	45,068	54,836	12,657

Net Investment Income (Loss)	181,490	428,436	431,749	62,792

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(549,806)	(205,702)	(219,209)	(33,632)
Affiliated Investment Companies Shares Sold	96	(198)	(245)	—
Futures	37,980	62,649	70,979	10,976
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,439,781)	888,856	884,643	(329,953)
Affiliated Investment Companies Shares	(46)	(77)	(60)	(10)
Futures	(3,779)	(7,658)	(5,919)	(835)

Net Realized and Unrealized Gain (Loss)	(1,955,336)	737,870	730,189	(353,454)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,773,846)	$1,166,306	$1,161,938	$(290,662)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

66

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	U.S. Small Cap Portfolio#	U.S. Micro Cap Portfolio#	U.S. High Relative Profitability Portfolio#	DFA Real Estate Securities Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $130, $73, $0 and $0, respectively)	$210,583	$79,801	$50,532	$269,527
Income from Securities Lending	11,520	4,230	58	1,661
Total Investment Income	222,103	84,031	50,590	271,188
Fund Expenses
Investment Management Fees	49,581	27,038	5,036	15,822
Accounting & Transfer Agent Fees	2,019	949	516	1,548
Custodian Fees	178	84	27	104
Filing Fees	242	128	256	145
Shareholders’ Reports	523	202	78	388
Directors’/Trustees’ Fees & Expenses	115	42	22	71
Professional Fees	261	103	37	159
Previously Waived Fees Recovered by Advisor (Note C)	—	—	156	89
Other	361	138	55	206

Total Fund Expenses	53,280	28,684	6,183	18,532

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	—	1,779

Net Expenses	53,280	28,684	6,183	16,753

Net Investment Income (Loss)	168,823	55,347	44,407	254,435

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(308,827)	(40,080)	(15,559)	(22,481)
Affiliated Investment Companies Shares Sold	(41)	43	(7)	(25)
Futures	46,362	18,436	2,286	23,323
In-Kind Redemptions	(35,598)	—	27,518	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(811,821)	(682,708)	227,487	(2,026,772)
Affiliated Investment Companies Shares	(100)	(28)	—	8
Futures	(7,408)	(2,304)	(586)	(2,293)

Net Realized and Unrealized Gain (Loss)	(1,117,433)	(706,641)	241,139	(2,028,240)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(948,610)	$(651,294)	$285,546	$(1,773,805)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

67

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio		U.S. Large Cap Equity Portfolio		U.S. Large Cap Value Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$3,570	$6,515	$28,514	$27,544	$517,935	$583,994
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(5,357)	(598)	(7,109)	7,768	—	—
Affiliated Investment Companies Shares Sold	—	—	(3)	(1)	—	—
Transactions Allocated from Affiliated Investment Company*,**	—	—	—	—	(475,431)	567,299
Futures	62,220	3,117	728	1,076	—	—
Foreign Currency Transactions	7	(22)	—	—	—	—
Forward Currency Contracts	(458)	4,580	—	—	—	—
In-Kind Redemptions	—	—	93,249	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	4,838	4,904	71,706	161,776	—	—
Affiliated Investment Companies Shares	—	—	1	1	—	—
Transactions Allocated from Affiliated Investment Company	—	—	—	—	(3,030,639)	520,416
Futures	(29,969)	32,621	—	—	—	—
Translation of Foreign Currency-Denominated Amounts	3	17	—	—	—	—
Forward Currency Contracts	3,144	(2,987)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	37,998	48,147	187,086	198,164	(2,988,135)	1,671,709

Distributions:
Institutional Class Shares	(34,948)	(20,957)	(30,188)	(27,532)	(1,034,667)	(1,739,287)
Capital Share Transactions (1):
Shares Issued	127,765	119,988	694,531	528,889	5,311,976	4,897,413
Shares Issued in Lieu of Cash Distributions	34,917	20,897	26,468	25,154	972,937	1,640,106
Shares Redeemed	(119,160)	(108,388)	(795,988)	(570,364)	(9,203,611)	(6,081,700)

Net Increase (Decrease) from Capital Share Transactions	43,522	32,497	(74,989)	(16,321)	(2,918,698)	455,819

Total Increase (Decrease) in Net Assets	46,572	59,687	81,909	154,311	(6,941,500)	388,241
Net Assets
Beginning of Year	386,750	327,063	1,611,529	1,457,218	25,656,577	25,268,336

End of Year	$433,322	$386,750	$1,693,438	$1,611,529	$18,715,077	$25,656,577

(1) Shares Issued and Redeemed:
Shares Issued	9,759	9,070	38,705	31,151	169,503	139,726
Shares Issued in Lieu of Cash Distributions	2,584	1,778	1,435	1,470	28,269	49,108
Shares Redeemed	(9,117)	(8,366)	(42,089)	(33,043)	(292,814)	(173,229)

Net Increase (Decrease) from Shares Issued and Redeemed	3,226	2,482	(1,949)	(422)	(95,042)	15,605

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

68

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Targeted Value Portfolio		U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$154,249	$152,032	$181,490	$176,818	$428,436	$428,002
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(208,930)	294,019	(549,806)	252,390	(205,702)	426,686
Affiliated Investment Companies Shares Sold	(87)	(25)	96	(15)	(198)	(10)
Futures	30,041	2,964	37,980	2,914	62,649	18,158
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,239,691)	(345,890)	(1,439,781)	(894,215)	888,856	1,821,725
Affiliated Investment Companies Shares	(49)	76	(46)	92	(77)	121
Futures	(6,182)	5,420	(3,779)	2,943	(7,658)	7,258

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,270,649)	108,596	(1,773,846)	(459,073)	1,166,306	2,701,940

Distributions:
Class R1 Shares	(1,803)	(2,513)	—	—	—	—
Class R2 Shares	(2,386)	(5,135)	—	—	—	—
Institutional Class Shares	(413,733)	(551,618)	(386,451)	(938,132)	(844,109)	(571,432)

Total Distributions	(417,922)	(559,266)	(386,451)	(938,132)	(844,109)	(571,432)

Capital Share Transactions (1):
Shares Issued	2,950,839	2,637,809	3,909,907	3,592,295	5,109,364	5,380,108
Shares Issued in Lieu of Cash Distributions	397,269	530,049	350,431	853,450	826,332	558,896
Shares Redeemed	(3,647,254)	(2,395,979)	(5,385,497)	(4,014,642)	(8,422,017)	(5,107,180)

Net Increase (Decrease) from Capital Share Transactions	(299,146)	771,879	(1,125,159)	431,103	(2,486,321)	831,824

Total Increase (Decrease) in Net Assets	(1,987,717)	321,209	(3,285,456)	(966,102)	(2,164,124)	2,962,332
Net Assets
Beginning of Year	10,784,371	10,463,162	13,766,513	14,732,615	26,592,058	23,629,726

End of Year	$8,796,654	$10,784,371	$10,481,057	$13,766,513	$24,427,934	$26,592,058

(1) Shares Issued and Redeemed:
Shares Issued	176,340	121,444	157,707	110,892	224,581	236,496
Shares Issued in Lieu of Cash Distributions	19,124	25,877	11,192	27,705	33,942	25,053
Shares Redeemed	(205,273)	(109,962)	(205,274)	(123,617)	(366,844)	(223,481)

Net Increase (Decrease) from Shares Issued and Redeemed	(9,809)	37,359	(36,375)	14,980	(108,321)	38,068

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

69

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Core Equity 2 Portfolio		U.S. Vector Equity Portfolio		U.S. Small Cap Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$431,749	$439,783	$62,792	$68,989	$168,823	$193,190
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(219,209)	599,875	(33,632)	79,679	(308,827)	442,056
Affiliated Investment Companies Shares Sold	(245)	(16)	—	(8)	(41)	19
Futures	70,979	12,596	10,976	5,143	46,362	6,738
In-Kind Redemptions	—	—	—	—	(35,598)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign
Currency	884,643	1,487,083	(329,953)	107,790	(811,821)	(403,731)
Affiliated Investment Companies
Shares	(60)	119	(10)	24	(100)	172
Futures	(5,919)	11,243	(835)	(433)	(7,408)	5,348

Net Increase (Decrease) in Net Assets Resulting from Operations	1,161,938	2,550,683	(290,662)	261,184	(948,610)	243,792

Distributions:
Institutional Class Shares	(1,009,996)	(706,196)	(138,844)	(171,794)	(566,104)	(770,283)
Capital Share Transactions (1):
Shares Issued	5,050,810	5,306,857	986,322	1,046,904	2,924,772	3,562,046
Shares Issued in Lieu of Cash Distributions	987,748	689,550	131,363	161,116	535,844	729,294
Shares Redeemed	(8,349,350)	(4,689,389)	(1,659,075)	(1,324,567)	(6,148,667)	(3,675,805)

Net Increase (Decrease) from Capital Share Transactions	(2,310,792)	1,307,018	(541,390)	(116,547)	(2,688,051)	615,535

Total Increase (Decrease) in Net Assets	(2,158,850)	3,151,505	(970,896)	(27,157)	(4,202,765)	89,044
Net Assets
Beginning of Year	27,829,155	24,677,650	4,583,612	4,610,769	17,392,495	17,303,451

End of Year	$25,670,305	$27,829,155	$3,612,716	$4,583,612	$13,189,730	$17,392,495

(1) Shares Issued and Redeemed:
Shares Issued.	251,003	253,504	65,693	59,429	104,186	109,061
Shares Issued in Lieu of Cash Distributions	44,273	33,907	7,398	9,622	16,348	23,700
Shares Redeemed	(396,679)	(220,975)	(105,588)	(74,594)	(209,613)	(112,260)

Net Increase (Decrease) from Shares Issued and Redeemed	(101,403)	66,436	(32,497)	(5,543)	(89,079)	20,501

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

70

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Micro Cap Portfolio		U.S. High Relative Profitability Portfolio		DFA Real Estate Securities Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$55,347	$62,058	$44,407	$20,045	$254,435	$131,211
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(40,080)	138,583	(15,559)	(7,380)	(22,481)	145,222
Affiliated Investment Companies Shares Sold	43	(10)	(7)	(1)	(25)	(19)
Futures	18,436	(1,815)	2,286	(52)	23,323	(1,177)
In-Kind Redemptions	—	—	27,518	—	—	50,622
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(682,708)	(192,068)	227,487	174,344	(2,026,772)	1,820,026
Affiliated Investment Companies Shares	(28)	55	—	1	8	20
Futures	(2,304)	3,769	(586)	—	(2,293)	1,373

Net Increase (Decrease) in Net Assets Resulting from Operations	(651,294)	10,572	285,546	186,957	(1,773,805)	2,147,278

Distributions:
Institutional Class Shares	(181,299)	(310,436)	(40,426)	(18,698)	(234,099)	(212,725)
Capital Share Transactions (1):
Shares Issued	1,188,177	1,191,565	2,358,261	1,044,168	2,195,792	2,154,389
Shares Issued in Lieu of Cash Distributions	167,021	286,363	39,951	18,687	201,446	176,698
Shares Redeemed	(1,753,646)	(1,305,081)	(717,509)	(250,540)	(2,923,216)	(2,171,861)

Net Increase (Decrease) from Capital Share Transactions	(398,448)	172,847	1,680,703	812,315	(525,978)	159,226

Total Increase (Decrease) in Net Assets	(1,231,041)	(127,017)	1,925,823	980,574	(2,533,882)	2,093,779
Net Assets
Beginning of Year	6,351,299	6,478,316	1,703,302	722,728	10,671,437	8,577,658

End of Year	$5,120,258	$6,351,299	$3,629,125	$1,703,302	$8,137,555	$10,671,437

(1) Shares Issued and Redeemed:
Shares Issued	71,569	59,202	171,069	84,124	61,450	57,187
Shares Issued in Lieu of Cash Distributions	8,253	15,096	2,876	1,503	5,475	4,909
Shares Redeemed	(103,964)	(64,786)	(51,527)	(20,561)	(83,732)	(58,685)

Net Increase (Decrease) from Shares Issued and Redeemed	(24,142)	9,512	122,418	65,066	(16,807)	3,411

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

71

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Enhanced U.S. Large Company Portfolio					U.S. Large Cap Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$14.02	$13.03	$14.54	$12.22	$12.54	$18.61	$16.75	$15.93	$13.06	$12.86

Income from Investment Operations (A)
Net Investment Income (Loss)	0.12	0.26	0.26	0.18	0.10	0.32	0.31	0.28	0.26	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	1.17	1.60	0.52	2.63	0.45	1.42	1.86	0.81	2.87	0.19

Total from Investment Operations	1.29	1.86	0.78	2.81	0.55	1.74	2.17	1.09	3.13	0.44

Less Distributions:
Net Investment Income	(0.11)	(0.30)	(0.25)	(0.13)	(0.08)	(0.31)	(0.31)	(0.27)	(0.26)	(0.24)
Net Realized Gains	(1.14)	(0.57)	(2.04)	(0.36)	(0.79)	(0.03)	—	—	—	—

Total Distributions	(1.25)	(0.87)	(2.29)	(0.49)	(0.87)	(0.34)	(0.31)	(0.27)	(0.26)	(0.24)

Net Asset Value, End of Year	$14.06	$14.02	$13.03	$14.54	$12.22	$20.01	$18.61	$16.75	$15.93	$13.06

Total Return	9.55%	15.67%	5.62%	23.53%	4.75%	9.52%	13.13%	6.82%	24.16%	3.51%

Net Assets, End of Year (thousands)	$433,322	$386,750	$327,063	$322,347	$238,413	$1,693,438	$1,611,529	$1,457,218	$1,212,883	$851,323
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.18%	0.23%	0.16%	0.19%	0.17%	0.17%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.22%	0.25%	0.23%	0.24%	0.24%	0.16%	0.19%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	0.89%	1.98%	1.94%	1.36%	0.80%	1.68%	1.77%	1.64%	1.74%	1.99%
Portfolio Turnover Rate	90%	109%	91%	122%	119%	20%	22%	7%	11%	12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

72

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Cap Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$37.13	$37.41	$38.84	$32.63	$33.27

Income from Investment Operations (A)
Net Investment Income (Loss)	0.79	0.83	0.78	0.74	0.70
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.98)	1.45	0.35	6.99	0.71

Total from Investment Operations	(4.19)	2.28	1.13	7.73	1.41

Less Distributions:
Net Investment Income	(0.73)	(0.76)	(0.73)	(0.70)	(0.70)
Net Realized Gains	(0.81)	(1.80)	(1.83)	(0.82)	(1.35)

Total Distributions	(1.54)	(2.56)	(2.56)	(1.52)	(2.05)

Net Asset Value, End of Year	$31.40	$37.13	$37.41	$38.84	$32.63

Total Return	(11.56%)	6.97%	2.79%	24.11%	4.58%

Net Assets, End of Year (thousands)	$18,715,077	$25,656,577	$25,268,336	$23,732,871	$17,673,253
Ratio of Expenses to Average Net Assets (B)	0.27%	0.28%	0.27%	0.27%	0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.37%	0.38%	0.37%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets	2.38%	2.33%	1.98%	2.03%	2.24%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

73

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio-Class R1 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$22.30	$23.45	$25.15	$21.26	$21.58

Income from Investment Operations (A)
Net Investment Income (Loss)	0.30	0.30	0.28	0.25	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.19)	(0.24)	(0.63)	4.66	0.60

Total from Investment Operations	(2.89)	0.06	(0.35)	4.91	0.84

Less Distributions:
Net Investment Income	(0.27)	(0.27)	(0.26)	(0.24)	(0.27)
Net Realized Gains	(0.57)	(0.94)	(1.09)	(0.78)	(0.89)

Total Distributions	(0.84)	(1.21)	(1.35)	(1.02)	(1.16)

Net Asset Value, End of Year	$18.57	$22.30	$23.45	$25.15	$21.26

Total Return	(13.34%)	0.78%	(1.61%)	23.32%	4.21%

Net Assets, End of Year (thousands)	$31,832	$56,378	$47,848	$54,960	$35,661
Ratio of Expenses to Average Net Assets	0.47%	0.48%	0.47%	0.47%	0.47%
Ratio of Net Investment Income to Average Net Assets	1.56%	1.34%	1.10%	1.03%	1.16%
Portfolio Turnover Rate	20%	16%	23%	23%	28%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

74

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio-Class R2 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$22.18	$23.32	$25.03	$21.16	$21.51

Income from Investment Operations (A)
Net Investment Income (Loss)	0.27	0.27	0.24	0.21	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.16)	(0.23)	(0.63)	4.65	0.60

Total from Investment Operations	(2.89)	0.04	(0.39)	4.86	0.80

Less Distributions:
Net Investment Income	(0.24)	(0.24)	(0.23)	(0.21)	(0.26)
Net Realized Gains	(0.57)	(0.94)	(1.09)	(0.78)	(0.89)

Total Distributions	(0.81)	(1.18)	(1.32)	(0.99)	(1.15)

Net Asset Value, End of Year	$18.48	$22.18	$23.32	$25.03	$21.16

Total Return	(13.42%)	0.64%	(1.79%)	23.17%	4.04%

Net Assets, End of Year (thousands)	$52,931	$72,669	$108,168	$156,809	$147,945
Ratio of Expenses to Average Net Assets	0.62%	0.63%	0.62%	0.62%	0.62%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.21%	0.95%	0.90%	1.00%
Portfolio Turnover Rate	20%	16%	23%	23%	28%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

75

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$22.31	$23.46	$25.16	$21.26	$21.56

Income (loss) from Investment Operations (A)
Net Investment Income (Loss)	0.31	0.32	0.30	0.27	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.19)	(0.23)	(0.63)	4.67	0.60

Total from Investment Operations	(2.88)	0.09	(0.33)	4.94	0.85

Less Distributions:
Net Investment Income	(0.29)	(0.30)	(0.28)	(0.26)	(0.26)
Net Realized Gains	(0.57)	(0.94)	(1.09)	(0.78)	(0.89)

Total Distributions	(0.86)	(1.24)	(1.37)	(1.04)	(1.15)

Net Asset Value, End of Year	$18.57	$22.31	$23.46	$25.16	$21.26

Total Return	(13.27%)	0.88%	(1.52%)	23.46%	4.29%

Net Assets, End of Year (thousands)	$8,711,891	$10,655,324	$10,307,146	$10,528,662	$7,884,683
Ratio of Expenses to Average Net Assets	0.37%	0.38%	0.37%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.45%	1.20%	1.13%	1.24%
Portfolio Turnover Rate	20%	16%	23%	23%	28%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

76

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Value Portfolio					U.S. Core Equity 1 Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$32.79	$36.39	$39.07	$32.75	$33.08	$24.71	$22.77	$22.01	$18.00	$17.90

Income from Investment Operations (A)
Net Investment Income (Loss)	0.44	0.42	0.39	0.31	0.32	0.41	0.40	0.36	0.33	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.95)	(1.69)	(0.90)	7.71	1.06	0.93	2.08	0.88	4.12	0.30

Total from Investment Operations	(4.51)	(1.27)	(0.51)	8.02	1.38	1.34	2.48	1.24	4.45	0.63

Less Distributions:
Net Investment Income	(0.38)	(0.38)	(0.37)	(0.30)	(0.33)	(0.39)	(0.40)	(0.35)	(0.35)	(0.32)
Net Realized Gains	(0.56)	(1.95)	(1.80)	(1.40)	(1.38)	(0.42)	(0.14)	(0.13)	(0.09)	(0.21)

Total Distributions	(0.94)	(2.33)	(2.17)	(1.70)	(1.71)	(0.81)	(0.54)	(0.48)	(0.44)	(0.53)

Net Asset Value, End of Year	$27.34	$32.79	$36.39	$39.07	$32.75	$25.24	$24.71	$22.77	$22.01	$18.00

Total Return	(14.11%)	(3.04%)	(1.48%)	24.67%	4.49%	5.55%	11.18%	5.59%	24.93%	3.68%

Net Assets, End of Year (thousands)	$10,481,057	$13,766,513	$14,732,615	$15,165,867	$12,613,185	$24,427,934	$26,592,058	$23,629,726	$20,762,742	$14,960,159
Ratio of Expenses to Average Net Assets	0.52%	0.53%	0.52%	0.52%	0.52%	0.18%	0.20%	0.19%	0.19%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.56%	1.26%	1.00%	0.83%	1.01%	1.69%	1.72%	1.55%	1.64%	1.88%
Portfolio Turnover Rate	18%	19%	27%	24%	19%	3%	5%	3%	3%	4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

77

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Core Equity 2 Portfolio					U.S. Vector Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$22.66	$21.25	$20.90	$17.19	$17.26	$18.71	$18.40	$19.16	$15.93	$16.22

Income from Investment Operations (A)
Net Investment Income (Loss)	0.36	0.36	0.34	0.31	0.31	0.27	0.28	0.26	0.24	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	0.60	1.65	0.53	3.83	0.25	(1.40)	0.72	(0.10)	3.65	0.24

Total from Investment Operations	0.96	2.01	0.87	4.14	0.56	(1.13)	1.00	0.16	3.89	0.49

Less Distributions:
Net Investment Income	(0.33)	(0.37)	(0.32)	(0.31)	(0.30)	(0.25)	(0.27)	(0.25)	(0.23)	(0.25)
Net Realized Gains	(0.50)	(0.23)	(0.20)	(0.12)	(0.33)	(0.33)	(0.42)	(0.67)	(0.43)	(0.53)

Total Distributions	(0.83)	(0.60)	(0.52)	(0.43)	(0.63)	(0.58)	(0.69)	(0.92)	(0.66)	(0.78)

Net Asset Value, End of Year	$22.79	$22.66	$21.25	$20.90	$17.19	$17.00	$18.71	$18.40	$19.16	$15.93

Total Return	4.37%	9.78%	4.16%	24.36%	3.47%	(6.12%)	5.92%	0.69%	24.73%	3.28%

Net Assets, End of Year (thousands)	$25,670,305	$27,829,155	$24,677,650	$22,515,418	$16,851,046	$3,612,716	$4,583,612	$4,610,769	$4,724,003	$3,822,647
Ratio of Expenses to Average Net Assets	0.21%	0.22%	0.22%	0.22%	0.22%	0.32%	0.33%	0.32%	0.32%	0.32%
Ratio of Net Investment Income to Average Net Assets	1.63%	1.69%	1.53%	1.59%	1.87%	1.59%	1.53%	1.35%	1.36%	1.64%
Portfolio Turnover Rate	3%	6%	5%	5%	4%	13%	6%	10%	10%	10%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

78

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Portfolio					U.S. Micro Cap Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$33.80	$35.02	$36.48	$30.14	$30.84	$20.78	$21.88	$22.76	$18.58	$19.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.35	0.38	0.39	0.35	0.34	0.18	0.20	0.17	0.16	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.02)	(0.05)	(0.08)	7.17	0.77	(2.18)	(0.26)	0.12	5.12	0.60

Total from Investment Operations	(1.67)	0.33	0.31	7.52	1.11	(2.00)	(0.06)	0.29	5.28	0.76

Less Distributions:
Net Investment Income	(0.32)	(0.35)	(0.37)	(0.35)	(0.35)	(0.16)	(0.18)	(0.16)	(0.16)	(0.16)
Net Realized Gains	(0.81)	(1.20)	(1.40)	(0.83)	(1.46)	(0.43)	(0.86)	(1.01)	(0.94)	(1.02)

Total Distributions	(1.13)	(1.55)	(1.77)	(1.18)	(1.81)	(0.59)	(1.04)	(1.17)	(1.10)	(1.18)

Net Asset Value, End of Year	$31.00	$33.80	$35.02	$36.48	$30.14	$18.19	$20.78	$21.88	$22.76	$18.58

Total Return	(5.08%)	1.41%	0.77%	25.21%	3.89%	(9.87%)	0.24%	1.29%	28.91%	4.32%

Net Assets, End of Year (thousands)	$13,189,730	$17,392,495	$17,303,451	$16,931,787	$12,977,199	$5,120,258	$6,351,299	$6,478,316	$6,306,730	$5,128,323
Ratio of Expenses to Average Net Assets	0.36%	0.37%	0.37%	0.37%	0.37%	0.52%	0.53%	0.52%	0.52%	0.52%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.13%	1.06%	1.04%	1.16%	1.00%	0.98%	0.74%	0.75%	0.88%
Portfolio Turnover Rate	3%	8%	13%	14%	10%	11%	15%	19%	15%	15%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

79

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. High Relative Profitability Portfolio					DFA Real Estate Securities Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Period May 16, 2017 u to Oct 31, 2017		Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$13.51	$11.85	$10.93	$10.00		$41.90	$34.14	$34.99	$34.32	$33.04

Income from Investment Operations (A)
Net Investment Income (Loss)	0.25	0.22	0.19	0.07		1.01	0.52 **	1.60	0.84	1.09
Net Gains (Losses) on Securities (Realized and Unrealized)	1.07	1.64	0.89	0.91		(7.77)	8.09 **	(0.69)	1.12	1.18

Total from Investment Operations	1.32	1.86	1.08	0.98		(6.76)	8.61	0.91	1.96	2.27

Less Distributions:
Net Investment Income	(0.22)	(0.20)	(0.16)	(0.05)		(0.87)	(0.85)	(1.65)	(0.98)	(0.99)
Net Realized Gains	—	—	—	—		(0.06)	—	(0.11)	(0.31)	—

Total Distributions	(0.22)	(0.20)	(0.16)	(0.05)		(0.93)	(0.85)	(1.76)	(1.29)	(0.99)

Net Asset Value, End of Period.	$14.61	$13.51	$11.85	$10.93		$34.21	$41.90	$34.14	$34.99	$34.32

Total Return	9.90%	15.88%	9.88%	9.84	%(C)	(16.27%)	25.64%	2.63%	5.86%	6.89%

Net Assets, End of Period (thousands)	$3,629,125	$1,703,302	$722,728	$141,073		$8,137,555	$10,671,437	$8,577,658	$8,281,176	$7,260,180
Ratio of Expenses to Average Net Assets	0.25%	0.25%	0.25%	0.23	%(D)(E)	0.18%	0.18%	0.18%	0.18%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.25%	0.25%	0.27%	0.35	%(D)(E)	0.20%	0.20%	0.19%	0.19%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.76%	1.73%	1.58%	1.45	%(D)(E)	2.73%	1.38%**	4.66%	2.43%	3.15%
Portfolio Turnover Rate	0%	4%	7%	0	%(C)	5%	3%	3%	1%	3%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

80

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and six operational portfolios, of which twelve (the “Portfolios”) are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

Of the Portfolios, one (the “Feeder Fund”) invests all of its assets in a corresponding series (the “Master Fund” which is treated as a partnership for federal income tax purposes) of The DFA Investment Trust Company (“DFAITC”). As of October 31, 2020, the Feeder Fund was the owner of record of the approximate percentage of the total outstanding shares of the Master Fund as detailed below:

Feeder Fund	Master Fund	Percentage Ownership at 10/31/20
U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	85%

To achieve its investment objective, the Feeder Fund invests substantially all of its assets in the Master Fund as indicated above. The Feeder Fund also invests in short-term temporary cash investments and futures.

The financial statements of the Master Fund is included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio and U.S. High Relative Profitability Portfolio (collectively, the “Domestic Equity Portfolios”) including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios value the securities within the range of the most recent quoted

81

bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Master Fund) are valued at their respective daily net asset values as reported by their administrator. The Feeder Fund’s investment in the Master Fund reflects its proportionate interest in the net assets of the Master Fund. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Fund). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

The Enhanced U.S. Large Company Portfolio isolates the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

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Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Enhanced U.S. Large Company Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The Feeder Fund recognizes its pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from its Master Fund within DFAITC, which is treated as a partnership for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

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C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2020, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio	0.15	%*
U.S. Large Cap Equity Portfolio	0.13	%*
U.S. Large Cap Value Portfolio	0.24	%*
U.S. Targeted Value Portfolio	0.34	%*
U.S. Small Cap Value Portfolio	0.49	%*
U.S. Core Equity 1 Portfolio	0.15	%*
U.S. Core Equity 2 Portfolio	0.18	%*
U.S. Vector Equity Portfolio	0.29	%*
U.S. Small Cap Portfolio	0.34	%*
U.S. Micro Cap Portfolio	0.49	%*
U.S. High Relative Profitability Portfolio	0.20%
DFA Real Estate Securities Portfolio	0.17%

*	Effective as of February 28, 2020, the management fees payable by the following Portfolios were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2020	Management Fee Effective February 28, 2020
Enhanced U.S. Large Company Portfolio	0.20%	0.12%
U.S. Large Cap Equity Portfolio	0.15%	0.12%
U.S. Large Cap Value Portfolio	0.25%	0.23%
U.S. Targeted Value Portfolio	0.35%	0.33%
U.S. Small Cap Value Portfolio	0.50%	0.48%
U.S. Core Equity 1 Portfolio	0.17%	0.14%
U.S. Core Equity 2 Portfolio	0.20%	0.17%
U.S. Vector Equity Portfolio	0.30%	0.28%
U.S. Small Cap Portfolio	0.35%	0.33%
U.S. Micro Cap Portfolio	0.50%	0.48%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-Feeder Funds will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Fund, as described in the notes below, will remain in effect permanently, unless terminated by the Feeder Fund. During the year ended October 31, 2020, the non-Feeder Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2020, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of a Portfolio are less than the applicable Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Advisor, however, will not be reimbursed by the

84

Feeder Portfolio in connection with its Permanent Fee Waiver (defined below). The Fund, on behalf of a Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Enhanced U.S. Large Company Portfolio (1)	0.15%	—	$4	$265	$885
U.S. Large Cap Equity Portfolio (1)	0.19%	—	—	—	—
U.S. Large Cap Value Portfolio (2)	—	0.23%	—	21,796	—
U.S. Targeted Value Portfolio (3)	0.50%	—	—	—	—
U.S. Core Equity 1 Portfolio (1)	0.23%	—	—	—	—
U.S. Core Equity 2 Portfolio (1)	0.26%	—	—	—	—
U.S. Vector Equity Portfolio (1)	0.36%	—	—	—	—
U.S. High Relative Profitability Portfolio (4)	0.25%	—	156	—	—
DFA Real Estate Securities Portfolio (1)	0.18%	—	89	1,779	4,048
Class R1 Shares
U.S. Targeted Value Portfolio (5)	0.62%	—	—	—	—
Class R2 Shares
U.S. Targeted Value Portfolio (5)	0.77%	—	—	—	—

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the Portfolio’s ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The Fee Waiver Agreement for the Enhanced U.S. Large Company Portfolio became effective on April 3, 2017.

(2)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.25%.

(3)

The Advisor has contractually agreed to waive its management fee and to assume the Portfolio’s Institutional Class Shares’ expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class Shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”).

(4)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(5)

The Advisor has contractually agreed to reduce all or a portion of its management fee and to assume the direct and indirect expenses of the Class R1 shares and Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R1 shares and Class R2 shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets (the “Expense Limitation Amount”).

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Earned Income Credit:

Additionally, the following Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio’s net assets. During the year ended October 31, 2020, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
Enhanced U.S. Large Company Portfolio	$7

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amount paid by the Fund to the CCO was $309 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$12
U.S. Large Cap Equity Portfolio	19
U.S. Large Cap Value Portfolio	577
U.S. Targeted Value Portfolio	215
U.S. Small Cap Value Portfolio	456
U.S. Core Equity 1 Portfolio	401
U.S. Core Equity 2 Portfolio	503
U.S. Vector Equity Portfolio	121
U.S. Small Cap Portfolio	346
U.S. Micro Cap Portfolio	211
U.S. High Relative Profitability Portfolio	12
DFA Real Estate Securities Portfolio	219

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Portfolios’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (with respect to the Equity Portfolios) (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Enhanced U.S. Large Company Portfolio	$77,030	$66,761	$223,828	$209,145
U.S. Large Cap Equity Portfolio	—	—	423,487	333,121
U.S. Targeted Value Portfolio	—	—	1,806,465	2,057,736
U.S. Small Cap Value Portfolio	—	—	2,054,539	3,026,993
U.S. Core Equity 1 Portfolio	—	—	746,852	3,372,874
U.S. Core Equity 2 Portfolio	—	—	817,037	3,332,453
U.S. Vector Equity Portfolio	—	—	507,258	1,057,570

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	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
U.S. Small Cap Portfolio	—	—	$487,572	$3,030,333
U.S. Micro Cap Portfolio	—	—	603,883	947,475
U.S. High Relative Profitability Portfolio	—	—	1,730,622	9,751
DFA Real Estate Securities Portfolio	—	—	475,508	837,996

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
Enhanced U.S. Large Company Portfolio
The DFA Short Term Investment Fund	$1,289	$56,273	$47,491	—	—	$10,071	870	$8	—

Total	$1,289	$56,273	$47,491	—	—	$10,071	870	$8	—

U.S. Large Cap Equity Portfolio
The DFA Short Term Investment Fund	$19,728	$125,535	$138,031	$(3)	$1	$7,230	625	$129	—

Total	$19,728	$125,535	$138,031	$(3)	$1	$7,230	625	$129	—

U.S. Targeted Value Portfolio
The DFA Short Term Investment Fund	$825,426	$2,228,633	$2,789,061	$(87)	$(49)	$264,862	22,890	$4,380	—

Total	$825,426	$2,228,633	$2,789,061	$(87)	$(49)	$264,862	22,890	$4,380	—

U.S. Small Cap Value Portfolio
The DFA Short Term Investment Fund	$1,062,351	$2,638,607	$3,339,886	$96	$(46)	$361,122	31,209	$5,603	—

Total	$1,062,351	$2,638,607	$3,339,886	$96	$(46)	$361,122	31,209	$5,603	—

U.S. Core Equity 1 Portfolio
The DFA Short Term Investment Fund	$1,249,641	$3,694,408	$4,599,974	$(198)	$(77)	$343,800	29,712	$6,193	—

Total	$1,249,641	$3,694,408	$4,599,974	$(198)	$(77)	$343,800	29,712	$6,193	—

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	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

U.S. Core Equity 2 Portfolio
The DFA Short Term Investment Fund	$1,381,742	$4,063,485	$5,020,721	$(245)	$(60)	$424,201	36,661	$7,440	—

Total	$1,381,742	$4,063,485	$5,020,721	$(245)	$(60)	$424,201	36,661	$7,440	—

U.S. Vector Equity Portfolio
The DFA Short Term Investment Fund	$287,323	$783,652	$928,808	—	$(10)	$142,157	12,286	$1,658	—

Total	$287,323	$783,652	$928,808	—	$(10)	$142,157	12,286	$1,658	—

U.S. Small Cap Portfolio
The DFA Short Term Investment Fund	$1,964,506	$3,409,700	$4,680,718	$(41)	$(100)	$693,347	59,921	$9,890	—

Total	$1,964,506	$3,409,700	$4,680,718	$(41)	$(100)	$693,347	59,921	$9,890	—

U.S. Micro Cap Portfolio
The DFA Short Term Investment Fund	$617,024	$1,559,392	$1,870,226	$43	$(28)	$306,205	26,463	$3,750	—

Total	$617,024	$1,559,392	$1,870,226	$43	$(28)	$306,205	26,463	$3,750	—

U.S. High Relative Profitability Portfolio
The DFA Short Term Investment Fund	$10,056	$126,783	$117,314	$(7)	—	$19,518	1,687	—	—

Total	$10,056	$126,783	$117,314	$(7)	—	$19,518	1,687	—	—

DFA Real Estate Securities Portfolio
The DFA Short Term Investment Fund	$317,149	$2,109,509	$2,215,496	$(25)	$8	$211,145	18,248	$2,074	—

Total	$317,149	$2,109,509	$2,215,496	$(25)	$8	$211,145	18,248	$2,074	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, tax equalization, non-deductible

88

90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Enhanced U.S. Large Company Portfolio
2019	$12,487	$8,470	—	$20,957
2020	16,363	18,585	—	34,948
U.S. Large Cap Equity Portfolio
2019	27,531	—	—	27,531
2020	27,356	2,832	—	30,188
U.S. Large Cap Value Portfolio
2019	527,139	1,212,148	—	1,739,287
2020	481,285	553,382	—	1,034,667
U.S. Targeted Value Portfolio
2019	165,860	393,406	—	559,266
2020	144,747	273,175	—	417,922
U.S. Small Cap Value Portfolio
2019	168,204	769,928	—	938,132
2020	154,869	231,582	—	386,451
U.S. Core Equity 1 Portfolio
2019	423,200	148,232	—	571,432
2020	396,684	447,425	—	844,109
U.S. Core Equity 2 Portfolio
2019	443,069	263,127	—	706,196
2020	404,026	605,970	—	1,009,996
U.S. Vector Equity Portfolio
2019	66,053	105,741	—	171,794
2020	58,715	80,129	—	138,844
U.S. Small Cap Portfolio
2019	215,050	555,233	—	770,283
2020	160,316	405,787	—	566,103
U.S. Micro Cap Portfolio
2019	56,095	254,341	—	310,436
2020	49,023	132,276	—	181,299
U.S. High Relative Profitability Portfolio
2019	18,698	—	—	18,698
2020	40,427	—	—	40,427
DFA Real Estate Securities Portfolio
2019	212,725	—	—	212,725
2020	219,888	14,211	—	234,099

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As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Enhanced U.S. Large Company Portfolio	$(1,605)	$(2,730)	$(4,335)
U.S. Large Cap Equity Portfolio	(1,602)	—	(1,602)
U.S. Large Cap Value Portfolio	(15,063)	—	(15,063)
U.S. Targeted Value Portfolio	(8,542)	—	(8,542)
U.S. Small Cap Value Portfolio	(28,295)	—	(28,295)
U.S. Core Equity 1 Portfolio	(10,460)	—	(10,460)
U.S. Core Equity 2 Portfolio	(9,019)	—	(9,019)
U.S. Vector Equity Portfolio	(1,714)	—	(1,714)
U.S. Small Cap Portfolio	(6,582)	—	(6,582)
U.S. Micro Cap Portfolio	(1,429)	—	(1,429)
U.S. High Relative Profitability Portfolio	(2,145)	—	(2,145)
DFA Real Estate Securities Portfolio	(16,123)	—	(16,123)

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Enhanced U.S. Large Company Portfolio	$13,383	$16,475	—	$2,567	$32,425
U.S. Large Cap Equity Portfolio	2,805	—	$(6,559)	539,241	535,487
U.S. Large Cap Value Portfolio	20,606	—	(505,367)	3,621,058	3,136,297
U.S. Targeted Value Portfolio	30,124	—	(195,592)	(126,967)	(292,435)
U.S. Small Cap Value Portfolio	118,093	—	(568,105)	739,802	289,790
U.S. Core Equity 1 Portfolio	19,210	—	(151,776)	10,278,822	10,146,256
U.S. Core Equity 2 Portfolio	17,721	—	(152,692)	10,531,785	10,396,814
U.S. Vector Equity Portfolio	3,123	—	(23,991)	1,243,100	1,222,232
U.S. Small Cap Portfolio	32,456	—	(295,987)	2,505,740	2,242,209
U.S. Micro Cap Portfolio	7,103	—	(27,761)	1,284,885	1,264,227
U.S. High Relative Profitability Portfolio	3,457	—	(22,636)	410,356	391,177
DFA Real Estate Securities Portfolio	88,449	11,540	—	1,772,235	1,872,224

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Enhanced U.S. Large Company Portfolio	—	—

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	Unlimited	Total
U.S. Large Cap Equity Portfolio	$6,559	$6,559
U.S. Large Cap Value Portfolio	505,367	505,367
U.S. Targeted Value Portfolio	195,592	195,592
U.S. Small Cap Value Portfolio	568,105	568,105
U.S. Core Equity 1 Portfolio	151,776	151,776
U.S. Core Equity 2 Portfolio	152,692	152,692
U.S. Vector Equity Portfolio	23,991	23,991
U.S. Small Cap Portfolio	295,987	295,987
U.S. Micro Cap Portfolio	27,761	27,761
U.S. High Relative Profitability Portfolio	22,636	22,636
DFA Real Estate Securities Portfolio	—	—

During the year ended October 31, 2020, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Enhanced U.S. Large Company Portfolio	$437,993	$2,890	$(329)	$2,561
U.S. Large Cap Equity Portfolio	1,160,576	604,302	(65,061)	539,241
U.S. Large Cap Value Portfolio	15,100,502	3,620,874	—	3,620,874
U.S. Targeted Value Portfolio	9,169,192	1,694,698	(1,821,736)	(127,038)
U.S. Small Cap Value Portfolio	10,093,834	2,415,181	(1,675,489)	739,692
U.S. Core Equity 1 Portfolio	14,444,140	11,862,084	(1,583,398)	10,278,686
U.S. Core Equity 2 Portfolio	15,465,145	12,195,292	(1,663,656)	10,531,636
U.S. Vector Equity Portfolio	2,507,759	1,512,103	(269,014)	1,243,089
U.S. Small Cap Portfolio	11,312,100	4,423,568	(1,917,977)	2,505,591
U.S. Micro Cap Portfolio	4,155,593	1,875,741	(590,903)	1,284,838
U.S. High Relative Profitability Portfolio	3,238,104	540,064	(129,708)	410,356
DFA Real Estate Securities Portfolio	6,573,845	2,624,045	(851,864)	1,772,181

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Amount	Shares	Amount	Shares
U.S. Targeted Value Portfolio
Class R1 Shares
Shares Issued	$10,059	547	$18,052	831
Shares Issued in Lieu of Cash Distributions	1,803	86	2,513	123
Shares Redeemed	(29,000)	(1,447)	(10,271)	(467)

Net Increase (Decrease) — Class R1 Shares	$(17,138)	(814)	$10,294	487

Class R2 Shares
Shares Issued	$20,468	1,154	$16,359	740
Shares Issued in Lieu of Cash Distributions	2,386	112	5,135	253
Shares Redeemed	(34,297)	(1,677)	(51,887)	(2,355)

Net Increase (Decrease) — Class R2 Shares	$(11,443)	(411)	$(30,393)	(1,362)

Institutional Class Shares
Shares Issued	$2,920,310	174,640	$2,603,398	119,873
Shares Issued in Lieu of Cash Distributions	393,081	18,926	522,401	25,501
Shares Redeemed	(3,583,956)	(202,150)	(2,333,821)	(107,140)

Net Increase (Decrease) — Institutional Class Shares	$(270,565)	(8,584)	$791,978	38,234

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in a corresponding Master Fund), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolios.

1. Forward Currency Contracts: The Enhanced U.S. Large Company Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Enhanced U.S. Large Company Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Enhanced U.S. Large Company Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. The Enhanced U.S. Large Company Portfolio typically hedges its foreign currency exposure. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

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2. Futures Contracts: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. The Enhanced U.S. Large Company Portfolio may also use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
Enhanced U.S. Large Company Portfolio	$179,202	$399,332
U.S. Targeted Value Portfolio	—	107,018
U.S. Small Cap Value Portfolio	—	131,559
U.S. Core Equity 1 Portfolio	—	244,891
U.S. Core Equity 2 Portfolio	—	248,775
U.S. Vector Equity Portfolio	—	34,539
U.S. Small Cap Portfolio	—	142,577
U.S. Micro Cap Portfolio	—	59,878
U.S. High Relative Profitability Portfolio	—	8,376
DFA Real Estate Securities Portfolio	—	95,498

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of contracts

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (1)
Enhanced U.S. Large Company Portfolio	$640	$640

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	Liability Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (2)	Equity Contracts (3)
Enhanced U.S. Large Company Portfolio	$(16,918)	$(36)	$(16,882)
U.S. Targeted Value Portfolio	(2,881)	—	(2,881)
U.S. Small Cap Value Portfolio	(3,323)	—	(3,323)
U.S. Core Equity 1 Portfolio	(5,747)	—	(5,747)
U.S. Core Equity 2 Portfolio	(3,694)	—	(3,694)
U.S. Vector Equity Portfolio	(638)	—	(638)
U.S. Small Cap Portfolio	(2,043)	—	(2,043)
U.S. Micro Cap Portfolio	(1,250)	—	(1,250)
U.S. High Relative Profitability Portfolio	(586)	—	(586)
DFA Real Estate Securities Portfolio	(1,387)	—	(1,387)

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(3)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Enhanced U.S. Large Company Portfolio	$61,762	$(458)	$62,220
U.S. Large Cap Equity Portfolio	728	—	728	*
U.S. Targeted Value Portfolio	30,041	—	30,041
U.S. Small Cap Value Portfolio	37,980	—	37,980
U.S. Core Equity 1 Portfolio	62,649	—	62,649
U.S. Core Equity 2 Portfolio	70,979	—	70,979
U.S. Vector Equity Portfolio	10,976	—	10,976
U.S. Small Cap Portfolio	46,362	—	46,362
U.S. Micro Cap Portfolio	18,436	—	18,436
U.S. High Relative Profitability Portfolio	2,286	—	2,286
DFA Real Estate Securities Portfolio	23,323	—	23,323

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
Enhanced U.S. Large Company Portfolio	$(26,825)	$3,144	$(29,969)
U.S. Targeted Value Portfolio	(6,182)	—	(6,182)
U.S. Small Cap Value Portfolio	(3,779)	—	(3,779)

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	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
U.S. Core Equity 1 Portfolio	$(7,658)	—	$(7,658)
U.S. Core Equity 2 Portfolio	(5,919)	—	(5,919)
U.S. Vector Equity Portfolio	(835)	—	(835)
U.S. Small Cap Portfolio	(7,408)	—	(7,408)
U.S. Micro Cap Portfolio	(2,304)	—	(2,304)
U.S. High Relative Profitability Portfolio	(586)	—	(586)
DFA Real Estate Securities Portfolio	(2,293)	—	(2,293)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2020, there were no futures contracts outstanding. During the year ended October 31, 2020, the Portfolio had limited activity in futures contracts.

Offsetting of Derivative Assets and Derivative Liabilities

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2020 (amounts in thousands):

Description	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (e)
			Financial Instruments (b)	Cash Collateral Received				Financial Instruments (d)	Cash Collateral Pledged

	Assets					Liabilities
Enhanced U.S. Large Company Portfolio
State Street Bank and Trust	$503	$503	$(36)	—	$467	$36	$36	$(36)	—	—
Citibank, N.A	137	137	—	—	137	—	—	—	—	—

Total	$640	$640	$(36)	—	$604	$36	$36	$(36)	—	—

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time.The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 1, 2021.

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For the year ended October 31, 2020, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
U.S. Large Cap Equity Portfolio	1.05%	$6,775	33	$10	$88,507	—
U.S. Small Cap Value Portfolio	0.84%	12,372	2	1	13,612	—
U.S. Vector Equity Portfolio	1.34%	3,901	2	—	4,342	—
U.S. Micro Cap Portfolio	0.84%	3,465	2	—	5,549	—
U.S. High Relative Profitability Portfolio	2.30%	706	1	—	706	—
DFA Real Estate Securities Portfolio	0.89%	14,124	2	1	24,107	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that each Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolios did not use the interfund lending program during the year ended October 31, 2020.

J. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers.At its regularly scheduled meetings, the CCO certifies to the Board that the17a-7 transactions entered into by the Portfolios complied with the Rule17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2020, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
U.S. Large Cap Equity Portfolio	$53,451	$46,956	$(12,365)
U.S. Targeted Value Portfolio	326,058	206,046	(70,548)
U.S. Small Cap Value Portfolio	280,809	296,826	(39,083)
U.S. Core Equity 1 Portfolio	89,230	344,263	(85,222)
U.S. Core Equity 2 Portfolio	60,309	232,354	(42,548)
U.S. Vector Equity Portfolio	40,754	218,155	(21,562)

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Portfolio	Purchases	Sales	Realized Gain (Loss)
U.S. Small Cap Portfolio	$75,730	$235,612	$(189,770)
U.S. Micro Cap Portfolio	207,442	51,443	(6,061)
U.S. High Relative Profitability Portfolio	135,773	2,624	(1,667)
DFA Real Estate Securities Portfolio	2,128	37,252	320

K. Securities Lending:

As of October 31, 2020, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the Portfolios received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
U.S. Large Cap Equity Portfolio	$5,025
U.S. Targeted Value Portfolio	285,666
U.S. Small Cap Value Portfolio	359,450
U.S. Core Equity 1 Portfolio	412,982
U.S. Core Equity 2 Portfolio	527,226
U.S. Vector Equity Portfolio	117,200
U.S. Small Cap Portfolio	568,297
U.S. Micro Cap Portfolio	185,406
U.S. High Relative Profitability Portfolio	68,559
DFA Real Estate Securities Portfolio	67,780

Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

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Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Enhanced U.S. Large Company Portfolio
Bonds	$10,070	—	—	—	$10,070
U.S. Large Cap Equity Portfolio
Common Stocks	7,235	—	—	—	7,235
U.S. Targeted Value Portfolio
Common Stocks, Preferred Stocks	265,031	—	—	—	265,031
U.S. Small Cap Value Portfolio
Common Stocks, Preferred Stocks	361,021	—	—	—	361,021
U.S. Core Equity 1 Portfolio
Common Stocks, Preferred Stocks	344,060	—	—	—	344,060
U.S. Core Equity 2 Portfolio
Common Stocks, Preferred Stocks	424,431	—	—	—	424,431
U.S. Vector Equity Portfolio
Common Stocks, Preferred Stocks	142,186	—	—	—	142,186
U.S. Small Cap Portfolio
Common Stocks, Preferred Stocks, Rights/Warrants	693,630	—	—	—	693,630
U.S. Micro Cap Portfolio
Common Stocks, Preferred Stocks, Rights/Warrants	306,172	—	—	—	306,172
U.S. High Relative Profitability Portfolio
Common Stocks	19,528	—	—	—	19,528
DFA Real Estate Securities Portfolio
Common Stocks	211,253	—	—	—	211,253

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L. Shareholder Servicing Fees:

The Class R1 Shares pay a shareholder servicing fee in an amount up to 0.10% and Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U.S. Targeted Value Portfolio Class R1 and Class R2 Shares.

M. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. In-Kind Redemptions:

During the year ended October 31, 2020, the Portfolios listed below realized net gains (losses) on in-kind redemptions as follows:

U.S. Large Cap Equity Portfolio	$93,249
U.S. Small Cap Portfolio	$(35,598)
U.S. High Relative Profitability Portfolio	$27,518

O. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

P. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for

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the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

Q. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Enhanced U.S. Large Company Portfolio-Institutional Class	3	68%
U.S. Large Cap Equity Portfolio-Institutional Class	4	81%
U.S. Large Cap Value Portfolio-Institutional Class	3	68%
U.S. Targeted Value Portfolio-Class R1	5	85%
U.S. Targeted Value Portfolio-Class R2	5	90%
U.S. Targeted Value Portfolio-Institutional Class	3	57%
U.S. Small Cap Value Portfolio-Institutional Class	4	73%
U.S. Core Equity 1 Portfolio-Institutional Class	5	79%
U.S. Core Equity 2 Portfolio-Institutional Class	5	82%
U.S. Vector Equity Portfolio-Institutional Class	5	87%
U.S. Small Cap Portfolio-Institutional Class	3	55%
U.S. Micro Cap Portfolio-Institutional Class	4	78%
U.S. High Relative Profitability Portfolio-Institutional Class	4	88%
DFA Real Estate Securities Portfolio-Institutional Class	4	69%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the “District Court”), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the “Tribune MDL”). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company (“Tribune”) (the “LBO”) and Tribune’s subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the “Individual Creditor Actions”) and a lawsuit brought by the trustee of a litigation trust (the “Trustee”) to whom Tribune’s committee of unsecured creditors assigned claims (the “Committee Action,” and with the Individual Creditor Actions, collectively referred to as the “Tribune Lawsuits”). The Tribune Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

On September 23, 2013, the District Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the District Court’s dismissal order to the United States Court of Appeals for the Second Circuit (the “Second Circuit”), and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the “Supreme Court”), seeking review of the Second Circuit’s ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court’s decision in MERIT MANAGEMENT

101

GROUP, LP v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) (“Merit Mgmt.”), which addressed the scope of the Bankruptcy Code’s safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs’ petition for certiorari. On December 19, 2019, the Second Circuit again affirmed the District Court’s dismissal of the Individual Creditor Actions on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs moved the Second Circuit for rehearing, which the Second Circuit denied. The individual creditor plaintiffs recently filed a second petition for certiorari with the Supreme Court, which is pending.

On January 6, 2017, the District Court granted the shareholder defendants’ motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee’s proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code’s safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the District Court’s dismissal order and order denying the Trustee’s motion for leave to amend to the Second Circuit. The Second Circuit held oral argument on August 24, 2020, and the parties await the Second Circuit’s ruling.

Litigation counsel to The U.S. Large Cap Value Series in the Tribune Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Tribune Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Tribune Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Tribune Lawsuits. However, even if the plaintiffs in the Tribune Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

The U.S. Large Cap Value Series also cannot quantify the cost of the Tribune Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Tribune Lawsuits. The attorneys’ fees and costs relating to the Tribune Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

R. Subsequent Event Evaluations:

As described in a November 2, 2020 Supplement to the Funds’ Prospectuses, effective February 28, 2021, the Advisor will reduce its investment management fees for certain Portfolios. Please refer to the Funds’ Prospectuses for additional information regarding fees and expenses of the Portfolios.

102

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio and DFA Real Estate Securities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Enhanced U.S. Large Company Portfolio and U.S. Large Cap Value Portfolio and summary schedules of portfolio holdings of U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio and DFA Real Estate Securities Portfolio (twelve of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO

RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio’s current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. A final determination of the tax character of distributions paid by the Fund will not be known until the completion of the fiscal year. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The final determination of the tax character of the distributions paid in 2020 will be reported to shareholders in early 2021 on Form 1099-DIV.

Portfolio Name	Total Distribution per Share	Net Investment Income	Proceeds from the sales of securities	Return of Capital
U.S. Small Cap Value Portfolio Institutional Class
Payable Date: June 30, 2020	$0.05976	$0.05378	$0.00000	$0.00598
U.S. Small Cap Portfolio Institutional Class
Payable Date: June 30, 2020	$0.07692	$0.07236	$0.00000	$0.00456
U.S. Micro Cap Portfolio Institutional Class
Payable Date: June 30, 2020	$0.03324	$0.03247	$0.00000	$0.00077

104

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Commodity Strategy Portfolio vs.

Bloomberg Commodity Total Return Index

November 9, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Data provided by Bloomberg Finance L.P.

105

MANAGEMENT’S DISCUSSION AND ANALYSIS

Commodity Market Review	12 Months Ended October 31, 2020

For the 12 months ended October 31, 2020, the Bloomberg Commodity Index Total Return returned -8.75%. Precious metals, agriculture, and industrial metals returned 21.97%, 5.01%, and 2.83% respectively. Sectors with negative returns included energy and livestock, which returned -41.96% and -26.59%, respectively.

DFA Commodity Strategy Portfolio

The DFA Commodity Strategy Portfolio seeks total return consisting of capital appreciation and current income. The Portfolio generally invests in commodity-linked derivative instruments and fixed income investments. The Portfolio, through its wholly owned subsidiary, Dimensional Cayman Commodity Fund I LTD, gains exposure to commodities markets by investing in derivative instruments such as commodity swap contracts, commodity futures, and other commodity-linked instruments. In pursuing the fixed income portion of the Portfolio’s investment strategy, Dimensional identifies a broadly diversified universe of eligible U.S. and foreign fixed income securities with defined maturity ranges and credit quality characteristics and then seeks to purchase a broad and diverse portfolio of securities meeting credit quality standards. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. For the period, the average duration of the Portfolio’s fixed income securities modestly increased to 0.63 years.

For the 12 months ended October 31, 2020, total returns were -7.41% for the Portfolio and -8.75% for the Bloomberg Commodity Index Total Return. The collateral component of the Portfolio had a longer duration than the three-month U.S. Treasury bill rate payable in the commodity swap contracts. As such, the Portfolio’s longer duration contributed positively to performance relative to the benchmark as term premiums were generally positive. The late rebalance, pre-roll, and varying the expirations of the individual commodity contracts also contributed positively to the Portfolio’s performance relative to the benchmark. Varying the commodity weights relative to the benchmark detracted from relative performance.

106

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table is meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

107

CONSOLIDATED DISCLOSURE OF FUND EXPENSES

CONTINUED

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

DFA Commodity Strategy Portfolio
Actual Fund Return	$1,000.00	$1,165.50	0.33%	$1.80
Hypothetical 5% Annual Return	$1,000.00	$1,023.48	0.33%	$1.68

(1)

DFA Commodity Strategy Portfolio wholly owns Dimensional Cayman Commodity Fund I, LTD. The expenses shown reflect the consolidated expenses of Dimensional Cayman Commodity Fund I, LTD. and DFA Commodity Strategy Portfolio. Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

108

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DFA Commodity Strategy Portfolio
Corporate	38.2%
Government	40.9%
Foreign Corporate	17.5%
Foreign Government	3.4%

100.0%

109

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED SCHEDULE OF INVESTMENTS

October 31, 2020

	Face Amount^		Value†
	(000)
BONDS — (52.8%)
AUSTRALIA — (1.0%)
Australia & New Zealand Banking Group, Ltd. Floating Rate Note
(r) 1.126%, 11/23/21		2,000	$2,016,920
Commonwealth Bank of Australia
2.400%, 11/02/20		1,746	1,746,000
Macquarie Group, Ltd.
Ω 6.250%, 01/14/21		4,842	4,897,731
Westpac Banking Corp.
2.100%, 05/13/21		1,000	1,009,654

TOTAL AUSTRALIA			9,670,305

BELGIUM — (1.9%)
Dexia Credit Local SA
Dexia Credit Local SA
0.200%, 03/16/21	EUR	16,250	18,974,354

CANADA — (3.9%)
Bank of Montreal Floating Rate Note
(r) 1.041%, 08/27/21		12,203	12,281,369
Canadian Natural Resources,
Ltd.
2.950%, 01/15/23		750	777,513
National Bank of Canada
2.100%, 02/01/23		2,500	2,584,187
Royal Bank of Canada
2.030%, 03/15/21	CAD	20,000	15,109,660
Suncor Energy, Inc.
2.800%, 05/15/23		7,000	7,314,495

TOTAL CANADA			38,067,224

DENMARK — (0.8%)
Danske Bank A.S.
Danske Bank A.S.
Ω 2.800%, 03/10/21		5,600	5,648,375
Ω 5.000%, 01/12/22		784	821,021
2.700%, 03/02/22		1,000	1,029,078

TOTAL DENMARK			7,498,474

FRANCE — (3.2%)
Agence Francaise de Developpement EPIC
0.125%, 03/31/21	EUR	18,000	21,014,224
BNP Paribas SA
Ω 2.950%, 05/23/22		2,000	2,074,600

	Face Amount^		Value†
	(000)
FRANCE — (Continued)
BPCE SA
2.650%, 02/03/21		330	$331,931
Credit Agricole SA
Ω 3.375%, 01/10/22		1,620	1,672,546
Sanofi
0.875%, 09/22/21	EUR	5,000	5,866,226

TOTAL FRANCE			30,959,527

GERMANY — (1.7%)
BMW US Capital LLC
Ω 2.000%, 04/11/21		3,000	3,018,111
Deutsche Bahn Finance GMBH
4.375%, 09/23/21	EUR	175	212,345
Deutsche Bank AG
Deutsche Bank AG
3.150%, 01/22/21		5,400	5,426,298
3.950%, 02/27/23		1,695	1,785,311
Siemens Financieringsmaatschappij NV
# 2.900%, 05/27/22		1,000	1,039,703
Volkswagen Group of America Finance LLC
Volkswagen Group of America Finance LLC
Ω 4.000%, 11/12/21		850	879,783
2.900%, 05/13/22		520	536,930
Ω 2.700%, 09/26/22		4,000	4,145,635

TOTAL GERMANY			17,044,116

JAPAN — (3.5%)
American Honda Finance Corp. Floating Rate Note
(r) 0.467%, 02/12/21		6,000	6,003,402
American Honda Finance Corp.
1.950%, 05/20/22		1,500	1,536,500
Mitsubishi UFJ Financial Group, Inc.
Mitsubishi UFJ Financial Group, Inc.
2.950%, 03/01/21		513	517,491
2.190%, 09/13/21		1,000	1,015,234
Mitsubishi UFJ Financial Group, Inc. Floating Rate Note
(r) 1.309%, 09/13/21		2,500	2,520,530

110

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
	JAPAN — (Continued)
	Mizuho Financial Group, Inc.
	Mizuho Financial Group, Inc.
	2.632%, 04/12/21		2,000	$2,020,520
	2.953%, 02/28/22		500	516,585
	2.601%, 09/11/22		2,173	2,256,962
	Mizuho Financial Group, Inc. Floating Rate Note
(r)	1.389%, 09/13/21		560	564,940
	Sumitomo Mitsui Financial Group, Inc. Floating Rate Note
(r)	1.358%, 10/19/21		3,520	3,553,906
	Toyota Finance Australia, Ltd.
	0.000%, 04/09/21	EUR	2,000	2,332,897
	Toyota Motor Credit Corp. Floating Rate Note
(r)	0.504%, 04/13/21		12,000	12,013,752

	TOTAL JAPAN			34,852,719

	NETHERLANDS — (0.8%)
	BNG Bank N.V.
	1.625%, 04/19/21		1,250	1,257,887
	Nederlandse Waterschapsbank NV Floating Rate Note
(r)Ω	0.320%, 12/15/21		5,000	5,002,765
	Shell International Finance BV
	1.875%, 05/10/21		1,263	1,273,018

	TOTAL NETHERLANDS			7,533,670

	SINGAPORE — (0.2%)
	Temasek Financial I, Ltd.
	Temasek Financial I, Ltd.
	0.500%, 03/01/22	EUR	2,000	2,346,188

	SPAIN — (1.2%)
	Santander Holdings USA, Inc.
	3.400%, 01/18/23		2,000	2,099,660
	Santander UK Group Holdings P.L.C.
	3.125%, 01/08/21		1,808	1,816,564
	Telefonica Emisiones SA
	5.462%, 02/16/21		8,000	8,113,336

	TOTAL SPAIN			12,029,560

	SWITZERLAND — (0.5%)
	Credit Suisse AG
	3.000%, 10/29/21		1,500	1,540,362

		Face Amount^		Value†
		(000)
	SWITZERLAND — (Continued)
	Nestle Finance International, Ltd.
	2.125%, 09/10/21	EUR	2,875	$3,418,350

	TOTAL SWITZERLAND			4,958,712

	UNITED KINGDOM — (2.0%)
	Barclays P.L.C.
	3.250%, 01/12/21		1,085	1,090,976
	CNH Industrial Capital LLC
	CNH Industrial Capital LLC
	3.875%, 10/15/21		430	441,365
	4.375%, 04/05/22		1,860	1,951,123
	HSBC Holdings P.L.C.
	HSBC Holdings P.L.C.
	4.000%, 03/30/22		2,053	2,156,623
	3.600%, 05/25/23		3,200	3,437,919
	Lloyds Banking Group P.L.C.
	Lloyds Banking Group P.L.C.
	3.100%, 07/06/21		1,000	1,018,573
	3.000%, 01/11/22		5,700	5,857,719
	NatWest Markets PLC
#Ω	2.375%,05/21/23		3,300	3,415,935

	TOTAL UNITED KINGDOM			19,370,233

	UNITED STATES — (32.1%)
	AbbVie, Inc.
	2.900%, 11/06/22		6,500	6,806,150
	Aetna, Inc.
	2.750%, 11/15/22		886	919,368
	Air Lease Corp.
	2.250%, 01/15/23		2,414	2,432,486
	Altria Group, Inc.
	Altria Group, Inc.
	2.850%, 08/09/22		2,800	2,915,099
	2.950%, 05/02/23		4,599	4,846,878
	American Express Co.
	2.500%, 08/01/22		3,569	3,693,239
	American International Group, Inc.
	6.400%, 12/15/20		7,000	7,048,860
	Anthem, Inc.
	2.500%, 11/21/20		11,352	11,364,484
	Aon P.L.C.
	2.800%, 03/15/21		3,380	3,404,004
	AutoZone, Inc.
	2.500%, 04/15/21		2,045	2,061,385
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
	2.773%, 12/15/22		6,000	6,271,575
	Bank of America Corp.
	3.300%, 01/11/23		5,000	5,301,950

111

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
	UNITED STATES — (Continued)
	Best Buy Co., Inc.
	5.500%, 03/15/21	6,000	$6,035,100
	BMW US Capital LLC
#Ω	3.800%, 04/06/23	7,000	7,521,939
	Boeing Co. (The)
	Boeing Co. (The)
#	2.200%, 10/30/22	3,500	3,536,907
	2.800%, 03/01/23	4,000	4,077,684
	Bristol-Myers Squibb Co.
	2.875%, 02/19/21	7,000	7,054,390
	Bunge, Ltd. Finance Corp.
	Bunge, Ltd. Finance Corp.
#	3.500%, 11/24/20	2,000	2,003,537
	3.000%, 09/25/22	2,000	2,079,556
	Capital One Financial Corp.
	4.750%, 07/15/21	4,110	4,237,121
	Cardinal Health, Inc.
	3.200%, 06/15/22	4,654	4,840,008
	Caterpillar Financial Services Corp. Floating Rate Note
	Caterpillar Financial Services Corp. Floating Rate Note
(r)	0.480%, 03/15/21	3,000	3,002,634
(r)	0.528%, 09/07/21	1,800	1,803,597
	Cigna Corp.
	3.750%, 07/15/23	2,147	2,323,671
	Citigroup, Inc.
	Citigroup, Inc.
	2.700%, 03/30/21	3,234	3,266,114
	4.500%, 01/14/22	195	204,430
	Citizens Bank NA
	2.550%, 05/13/21	8,000	8,079,804
	CNH Industrial Capital LLC
	1.950%, 07/02/23	4,000	4,068,817
	Daimler Finance North America LLC
Ω	2.550%, 08/15/22	1,100	1,134,850
	Dollar Tree, Inc.
	3.700%, 05/15/23	7,278	7,803,981
	Dominion Energy Gas Holdings LLC
	2.800%, 11/15/20	2,000	2,001,441
	DuPont de Nemours, Inc.
	2.169%, 05/01/23	8,500	8,592,312
	Eastman Chemical Co.
	Eastman Chemical Co.
	3.500%, 12/01/21	400	411,945
	3.600%, 08/15/22	1,725	1,802,900
	eBay, Inc.
	2.750%, 01/30/23	3,800	3,972,630
	Edison International
	Edison International
#	2.400%, 09/15/22	2,400	2,436,199

		Face Amount^	Value†
		(000)
	UNITED STATES — (Continued)
	2.950%, 03/15/23	1,522	$1,569,738
	Eversource Energy
	2.500%, 03/15/21	4,050	4,074,523
	GE Capital International Funding Co., Unlimited Co.
	2.342%, 11/15/20	3,000	3,001,980
	General Motors Financial Co., Inc.
	General Motors Financial Co., Inc.
	4.200%, 03/01/21	500	503,740
	3.550%, 07/08/22	1,507	1,565,306
	3.250%, 01/05/23	4,350	4,509,707
	General Motors Financial Co., Inc.
#	5.200%, 03/20/23	1,753	1,902,101
	Global Payments, Inc.
	3.750%, 06/01/23	4,000	4,279,607
	Goldman Sachs Group, Inc. (The)
	Goldman Sachs Group, Inc. (The)
	5.250%, 07/27/21	1,000	1,035,825
	5.750%, 01/24/22	1,000	1,064,476
	3.625%, 01/22/23	1,503	1,603,508
	3.200%, 02/23/23	4,500	4,761,683
	Harley-Davidson Financial Services, Inc.
	Harley-Davidson Financial Services, Inc.
Ω	2.850%, 01/15/21	6,000	6,014,536
	3.350%, 02/15/23	1,200	1,244,767
	Integrys Holding, Inc.
	4.170%, 11/01/20	4,060	4,060,000
	JPMorgan Chase & Co.
	3.250%, 09/23/22	4,112	4,338,324
	Keurig Dr Pepper, Inc.
	3.200%, 11/15/21	630	643,479
	Kinder Morgan Energy Partners L.P.
	3.950%, 09/01/22	2,120	2,227,798
	Kroger Co. (The)
#	2.950%, 11/01/21	2,334	2,388,516
	Laboratory Corp. of America Holdings
	3.750%, 08/23/22	3,118	3,275,304
	Liberty Mutual Group, Inc.
	5.000%, 06/01/21	980	1,006,004
	LyondellBasell Industries NV
	6.000%, 11/15/21	5,000	5,206,532
	Marathon Petroleum Corp.
	4.500%, 05/01/23	7,870	8,459,061

112

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CONTINUED

		Face Amount^		Value†
		(000)
	UNITED STATES — (Continued)
	Marriott International, Inc.
	2.875%, 03/01/21		600	$603,463
	Marsh & McLennan Cos. Inc.
	4.800%, 07/15/21		1,526	1,557,216
	Micron Technology, Inc.
	2.497%, 04/24/23		7,400	7,698,911
	Morgan Stanley
	3.125%, 01/23/23		7,700	8,137,159
	Mylan N.V.
	3.150%, 06/15/21		1,214	1,231,581
	Mylan, Inc.
Ω	3.125%, 01/15/23		5,000	5,251,715
	National Rural Utilities Cooperative Finance Corp. Floating Rate Note
(r)	0.595%, 06/30/21		1,800	1,804,266
	Omnicom Group, Inc. / Omnicom Capital, Inc.
	3.625%, 05/01/22		1,900	1,987,404
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
Ω	4.250%, 01/17/23		4,000	4,304,092
Ω	4.125%, 08/01/23		2,022	2,194,445
	Philip Morris International, Inc.
	2.900%, 11/15/21		5,159	5,294,947
	Phillips 66
#	3.700%, 04/06/23		1,000	1,069,997
Procter & Gamble Co. (The)
	2.000%, 11/05/21	EUR	1,153	1,373,832
	Raytheon Technologies Corp.
	8.750%, 03/01/21		2,000	2,054,688
	Roper Technologies, Inc.
	3.000%, 12/15/20		5,070	5,069,493
	Southwest Airlines Co.
	4.750%, 05/04/23		5,250	5,623,563
	Tyson Foods, Inc.
	4.500%, 06/15/22		500	527,384
	UnitedHealth Group, Inc.
	2.125%, 03/15/21		2,905	2,924,812
	Valero Energy Corp.
	2.700%, 04/15/23		6,000	6,173,397
	VMware, Inc.
	2.950%, 08/21/22		4,000	4,152,749
	Walgreen Co.
	3.100%, 09/15/22		5,296	5,556,872
	Waste Management, Inc.
	2.400%, 05/15/23		2,207	2,301,499
	Wells Fargo & Co.
	Wells Fargo & Co.
	2.550%, 12/07/20		1,450	1,453,248

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
	4.600%, 04/01/21	3,400	$3,460,290
Wells Fargo & Co. Floating Rate Note
(r)	1.240%, 07/26/21	3,000	3,019,410
Williams Cos., Inc. (The)
	3.700%, 01/15/23	7,000	7,372,197
Williams Partners LP
	3.350%, 08/15/22	995	1,031,069
Xcel Energy, Inc.
	2.400%, 03/15/21	2,622	2,637,570
Zoetis, Inc. Floating Rate Note
(r)	0.693%, 08/20/21	994	996,407

TOTAL UNITED STATES			314,957,236

TOTAL BONDS			518,262,318

U.S. TREASURY OBLIGATIONS — (36.5%)
U.S. Treasury Notes
(r)	0.239%, 04/30/21	106,000	106,071,013
(r)	0.254%, 01/31/22	10,000	10,014,847
(r)«	0.214%, 04/30/22	137,000	137,143,536
(r)~	0.155%, 07/31/22	105,000	104,995,364

TOTAL U.S. TREASURY OBLIGATIONS			358,224,760

TOTAL INVESTMENT SECURITIES (Cost $870,737,505)			876,487,078

COMMERCIAL PAPER — (10.4%)
Astrazeneca P.L.C.
Ω	1.900%, 12/11/20	6,000	5,997,452
BNG Bank N.V.
Ω	0.213%, 03/15/21	15,000	14,990,763
Erste Abwicklungsanstalt
Ω	0.233%, 02/03/21	25,000	24,990,733
FMS Wertmanagement
Ω	0.230%, 01/21/21	2,000	1,999,470
Ω	0.220%, 01/26/21	20,000	19,994,182
Ω	0.233%, 02/02/21	3,000	2,999,003
Harley-Davidson Financial Services, Inc.
	0.550%, 02/17/21	1,000	997,931
Natwest Market P.L.C.
Ω	1.150%, 01/07/21	5,000	4,998,218
Queensland Treasury Corp.
	0.210%, 02/02/21	8,475	8,472,495
Telstra Corporation Limited
Ω	0.550%, 12/21/20	7,000	6,997,857
Walgreens Boots Alliance, Inc.
Ω	1.430%, 11/09/20	1,500	1,499,934

113

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CONTINUED

		Face Amount^	Value†
		(000)
Walt Disney Co. (The)
Ω	0.700%, 03/26/21	5,000	$4,993,691
Ω	0.700%, 04/30/21	2,500	2,495,968

TOTAL COMMERCIAL PAPER
(Cost $101,376,656)			101,427,697

	Shares	Value†
SECURITIES LENDING COLLATERAL — (0.3%)
@§ The DFA Short Term
Investment Fund	283,910	$3,285,128

TOTAL INVESTMENTS — (100.0%)
(Cost $975,399,174)		$981,199,903

As of October 31, 2020, DFA Commodity Strategy Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying consolidated financial statements:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD 56,215,271	EUR 47,798,106	State Street Bank and Trust	01/15/21	$446,419

Total Appreciation				$446,419

USD 15,146,337	CAD 20,274,776	Barclays Capital	12/29/20	$(76,577)

Total (Depreciation)				$(76,577)

Total Appreciation (Depreciation)				$369,842

As of October 31, 2020, DFA Commodity Strategy Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
CBOT Corn Futures	249	03/12/21	$5,075,114	$5,020,462	$(54,652)
CBOT Soybean Futures	98	01/14/21	5,203,883	5,175,625	(28,258)
CBOT Soybean Meal Futures	90	01/14/21	3,350,588	3,344,400	(6,188)
CBOT Soybean Oil Futures	114	01/14/21	2,298,768	2,288,664	(10,104)
CBOT Wheat Futures	91	03/12/21	2,772,074	2,730,000	(42,074)
CME Lean Hogs Futures	53	02/12/21	1,402,066	1,389,661	(12,405)
CME Live Cattle Futures	65	02/26/21	2,792,147	2,870,400	78,253
COMEX Copper Futures	82	03/29/21	6,293,584	6,257,625	(35,959)
COMEX Silver Futures	34	03/29/21	4,027,502	4,045,830	18,328
Gasoline RBOB Futures	25	12/31/20	1,130,940	1,078,560	(52,380)
Gold 100 Oz. Futures	71	02/24/21	13,452,184	13,399,120	(53,064)
ICE Brent Crude Oil Futures	119	01/29/21	4,679,807	4,623,150	(56,657)
ICE Gasoil Futures	34	01/12/21	1,105,632	1,056,550	(49,082)
KCBT Hard Red Winter Wheat Futures	51	03/12/21	1,403,924	1,396,762	(7,162)
LME Nickel Futures	25	11/16/20	2,059,613	2,269,200	209,587
LME Nickel Futures	35	01/18/21	3,270,658	3,182,655	(88,003)
LME Primary Aluminium Futures	72	11/16/20	3,087,325	3,336,300	248,975
LME Primary Aluminium Futures	100	01/18/21	4,568,041	4,628,750	60,709
LME Zinc Futures	44	11/16/20	2,458,148	2,766,775	308,627
LME Zinc Futures	62	01/18/21	3,878,624	3,909,875	31,251
NYBOT CSC ’C’ Coffee Futures	48	03/19/21	1,935,928	1,923,300	(12,628)

114

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CONTINUED

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
NYBOT CSC No. 11 World Sugar Futures	162	02/26/21	$2,670,359	$2,605,478	$(64,881)
NYBOT CTN No. 2 Cotton Futures	35	03/09/21	1,252,570	1,221,150	(31,420)
NYMEX Henry Hub Natural Gas Futures	303	12/29/20	10,246,741	10,511,071	264,330
NYMEX NY Harbor ULSD Futures	20	12/31/20	949,262	919,464	(29,798)
WTI Crude Futures	105	12/21/20	4,010,547	3,795,750	(214,797)

Total			$95,376,029	$95,746,577	$370,548
Short Position contracts:
LME Nickel Futures	(8)	01/18/21	(741,660)	(727,464)	14,196
LME Nickel Futures	(25)	11/16/20	(2,221,369)	(2,269,200)	(47,831)
LME Primary Aluminium Futures	(22)	01/18/21	(1,019,642)	(1,018,325)	1,317
LME Primary Aluminium Futures	(72)	11/16/20	(3,240,879)	(3,336,300)	(95,421)
LME Zinc Futures	(14)	01/18/21	(855,779)	(882,875)	(27,096)
LME Zinc Futures	(44)	11/16/20	(2,671,185)	(2,766,775)	(95,590)

Total			$(10,750,514)	$(11,000,939)	$(250,425)

Total Futures Contracts			$84,625,515	$84,745,638	$120,123

As of October 31, 2020, DFA Commodity Strategy Portfolio had entered into the following outstanding Total Return Swaps:

Reference Entity*	Counterparty	Notional Amount		Payments received (paid) by the Fund**	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
BofA Merrill Lynch Commodity MLBXPPDM Total Return Index (1)	Bank of America Corp.	USD	137,314,111	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	12/25/20	—	—	$(2,574,574)	$(2,574,574)
BofA Merrill Lynch Total Return Index (2)	Bank of America Corp.	USD	150,216,843	3 Month USD UST 13-Week Bill High Discount Rate plus 0.19%	12/25/20	—	—	(2,431,808)	(2,431,808)
Citi Commodities Pre-Roll RS Total Return Index (3)	Citibank, N.A. .	USD	143,934,398	3 Month USD UST 13-Week Bill High Discount Rate plus 0.19%	12/23/20	—	—	(2,860,367)	(2,860,367)
Citi Custom CIVICS H Total Return Index (4)	Citibank, N.A	USD	86,089,085	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	12/23/20	—	—	(2,001,209)	(2,001,209)
Credit Suisse Custom 141 Total Return Index (5)	Credit Suisse	USD	154,535,568	3 Month USD UST 13-Week Bill High Discount Rate plus 0.18%	11/22/20	—	—	(2,977,127)	(2,977,127)
Credit Suisse Custom 57 Total Return Index (6)	Credit Suisse	USD	92,336,401	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	11/22/20	—	—	(2,172,113)	(2,172,113)

115

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CONTINUED

Reference Entity*	Counterparty	Notional Amount		Payments received (paid) by the Fund**	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
UBS UBSIB190 Custom Strategy (7)	UBS AG	USD	258,087,315	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	01/29/21	—	—	$(1,046,842)	$(1,046,842)

Total						—	—	$(16,064,040)	$(16,064,040)

*	Portfolio receives the price appreciation (depreciation) of the reference entity at maturity.
**	Payments received (paid) by the Fund are exchanged at maturity.
(1)	The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.74%	$3,769,564
CBOT Corn Futures	6.01%	8,261,926
NYMEX Light Sweet Crude Oil Futures	4.54%	6,240,818
ICE Brent Crude Oil Futures	3.92%	5,386,914
NYBOT CTN No. 2 Cotton Futures	1.47%	2,012,935
COMEX Gold 100 Troy Oz. Futures	16.06%	22,053,898
COMEX Copper Futures	7.48%	10,271,963
NYMEX NY Harbor ULSD Futures	1.12%	1,537,424
NYBOT CSC ’C’ Coffee Futures	2.33%	3,197,481
KCBT Hard Red Winter Wheat Futures	1.69%	2,314,184
LME Primary Aluminum Futures	4.35%	5,969,780
CME Live Cattle Futures	3.45%	4,737,318
CME Lean Hogs Futures	1.66%	2,273,687
LME Nickel Futures	2.94%	4,043,285
LME Zinc Futures	3.62%	4,964,745
NYMEX Henry Hub Natural Gas Futures	12.61%	17,321,344
ICE Gasoil Futures	1.29%	1,764,997
CBOT Soybean Futures	6.20%	8,517,755
NYBOT CSC No. 11 World Sugar Futures	3.13%	4,295,236
COMEX Silver Futures	4.81%	6,602,911
CBOT Soybean Meal Futures	4.00%	5,488,366
CBOT Wheat Futures	3.26%	4,480,094
NYMEX Reformulated Gasoline Blend Futures	1.32%	1,807,486

Total Notional Amount		$137,314,111

(2)	The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.70%	$4,073,706
CBOT Corn Futures	5.98%	8,995,387
NYMEX Light Sweet Crude Oil Futures	3.69%	5,536,151
ICE Brent Crude Oil Futures	3.11%	4,664,699
NYBOT CTN No. 2 Cotton Futures	1.15%	1,726,184

116

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CONTINUED

Futures Contract	% of Index	Notional Amount
COMEX Gold 100 Troy Oz. Futures	15.80%	23,729,683
COMEX Copper Futures	7.40%	11,109,655
NYMEX NY Harbor ULSD Futures	0.88%	1,327,530
NYBOT CSC ’C’ Coffee Futures	1.80%	2,701,344
KCBT Hard Red Winter Wheat Futures	1.32%	1,985,863
LME Primary Aluminum Futures	3.42%	5,142,881
CME Live Cattle Futures	3.99%	5,995,540
CME Lean Hogs Futures	1.64%	2,460,739
LME Nickel Futures	2.91%	4,369,391
LME Zinc Futures	3.57%	5,369,433
NYMEX Henry Hub Natural Gas Futures	14.81%	22,248,674
ICE Gasoil Futures	1.03%	1,540,864
CBOT Soybean Futures	7.39%	11,098,014
NYBOT CSC No. 11 World Sugar Futures	3.64%	5,464,760
COMEX Silver Futures	3.78%	5,672,733
CBOT Soybean Meal Futures	4.75%	7,135,739
CBOT Wheat Futures	3.91%	5,874,024
NYMEX Reformulated Gasoline Blend Futures	1.33%	1,993,849

Total Notional Amount		$150,216,843

(3)	The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.70%	$3,903,335
CBOT Corn Futures	5.98%	8,619,177
NYMEX Light Sweet Crude Oil Futures	3.69%	5,304,616
ICE Brent Crude Oil Futures	3.11%	4,469,609
NYBOT CTN No. 2 Cotton Futures	1.15%	1,653,991
COMEX Gold 100 Troy Oz. Futures	15.80%	22,737,248
COMEX Copper Futures	7.40%	10,645,021
NYMEX NY Harbor ULSD Futures	0.88%	1,272,009
NYBOT CSC ’C’ Coffee Futures	1.80%	2,588,367
KCBT Hard Red Winter Wheat Futures	1.32%	1,902,809
LME Primary Aluminum Futures	3.42%	4,927,793
CME Live Cattle Futures	3.99%	5,744,791
CME Lean Hogs Futures	1.64%	2,357,825
LME Nickel Futures	2.91%	4,186,652
LME Zinc Futures	3.57%	5,144,870
NYMEX Henry Hub Natural Gas Futures	14.81%	21,318,178
ICE Gasoil Futures	1.03%	1,476,421
CBOT Soybean Futures	7.39%	10,633,867
NYBOT CSC No. 11 World Sugar Futures	3.64%	5,236,210
COMEX Silver Futures	3.78%	5,435,485
CBOT Soybean Meal Futures	4.75%	6,837,305
CBOT Wheat Futures	3.91%	5,628,358
NYMEX Reformulated Gasoline Blend Futures	1.33%	1,910,461

Total Notional Amount		$143,934,398

117

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CONTINUED

(4)	The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.74%	$2,363,328
CBOT Corn Futures	6.01%	5,179,814
NYMEX Light Sweet Crude Oil Futures	4.54%	3,912,681
ICE Brent Crude Oil Futures	3.92%	3,377,326
NYBOT CTN No. 2 Cotton Futures	1.47%	1,262,009
COMEX Gold 100 Troy Oz. Futures	16.06%	13,826,692
COMEX Copper Futures	7.48%	6,440,007
NYMEX NY Harbor ULSD Futures	1.12%	963,888
NYBOT CSC ’C’ Coffee Futures	2.33%	2,004,661
KCBT Hard Red Winter Wheat Futures	1.69%	1,450,878
LME Primary Aluminum Futures	4.35%	3,742,754
CME Live Cattle Futures	3.45%	2,970,062
CME Lean Hogs Futures	1.66%	1,425,488
LME Nickel Futures	2.94%	2,534,938
LME Zinc Futures	3.62%	3,112,647
NYMEX Henry Hub Natural Gas Futures	12.61%	10,859,617
ICE Gasoil Futures	1.29%	1,106,565
CBOT Soybean Futures	6.20%	5,340,207
NYBOT CSC No. 11 World Sugar Futures	3.13%	2,692,899
COMEX Silver Futures	4.81%	4,139,695
CBOT Soybean Meal Futures	4.00%	3,440,931
CBOT Wheat Futures	3.26%	2,808,795
NYMEX Reformulated Gasoline Blend Futures	1.32%	1,133,203

Total Notional Amount		$86,089,085

(5)	The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.70%	$4,190,822
CBOT Corn Futures	5.98%	9,254,004
NYMEX Light Sweet Crude Oil Futures	3.69%	5,695,315
ICE Brent Crude Oil Futures	3.11%	4,798,809
NYBOT CTN No. 2 Cotton Futures	1.15%	1,775,812
COMEX Gold 100 Troy Oz. Futures	15.80%	24,411,910
COMEX Copper Futures	7.40%	11,429,057
NYMEX NY Harbor ULSD Futures	0.88%	1,365,697
NYBOT CSC ’C’ Coffee Futures	1.80%	2,779,008
KCBT Hard Red Winter Wheat Futures	1.32%	2,042,956
LME Primary Aluminum Futures	3.42%	5,290,739
CME Live Cattle Futures	3.99%	6,167,911
CME Lean Hogs Futures	1.64%	2,531,485
LME Nickel Futures	2.91%	4,495,010
LME Zinc Futures	3.57%	5,523,804
NYMEX Henry Hub Natural Gas Futures	14.81%	22,888,322
ICE Gasoil Futures	1.03%	1,585,164
CBOT Soybean Futures	7.39%	11,417,081
NYBOT CSC No. 11 World Sugar Futures	3.64%	5,621,872
COMEX Silver Futures	3.78%	5,835,824
CBOT Soybean Meal Futures	4.75%	7,340,892

118

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CONTINUED

Futures Contract	% of Index	Notional Amount
CBOT Wheat Futures	3.91%	6,042,902
NYMEX Reformulated Gasoline Blend Futures	1.33%	2,051,172

Total Notional Amount		$154,535,568

(6) The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.74%	$2,534,832
CBOT Corn Futures	6.01%	5,555,703
NYMEX Light Sweet Crude Oil Futures	4.54%	4,196,617
ICE Brent Crude Oil Futures	3.92%	3,622,412
NYBOT CTN No. 2 Cotton Futures	1.47%	1,353,591
COMEX Gold 100 Troy Oz. Futures	16.06%	14,830,068
COMEX Copper Futures	7.48%	6,907,346
NYMEX NY Harbor ULSD Futures	1.12%	1,033,835
NYBOT CSC ’C’ Coffee Futures	2.33%	2,150,135
KCBT Hard Red Winter Wheat Futures	1.69%	1,556,165
LME Primary Aluminum Futures	4.35%	4,014,358
CME Live Cattle Futures	3.45%	3,185,593
CME Lean Hogs Futures	1.66%	1,528,933
LME Nickel Futures	2.94%	2,718,893
LME Zinc Futures	3.62%	3,338,525
NYMEX Henry Hub Natural Gas Futures	12.61%	11,647,678
ICE Gasoil Futures	1.29%	1,186,866
CBOT Soybean Futures	6.20%	5,727,735
NYBOT CSC No. 11 World Sugar Futures	3.13%	2,888,317
COMEX Silver Futures	4.81%	4,440,104
CBOT Soybean Meal Futures	4.00%	3,690,633
CBOT Wheat Futures	3.26%	3,012,624
NYMEX Reformulated Gasoline Blend Futures	1.32%	1,215,438

Total Notional Amount		$92,336,401

(7) The following table represents the individual positions within the Total Return Swap as of October 31, 2020:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	2.74%	$7,085,048
CBOT Corn Futures	6.01%	15,528,615
NYMEX Light Sweet Crude Oil Futures	4.54%	11,729,865
ICE Brent Crude Oil Futures	3.92%	10,124,919
NYBOT CTN No. 2 Cotton Futures	1.47%	3,783,390
COMEX Gold 100 Troy Oz. Futures	16.06%	41,451,175
COMEX Copper Futures	7.48%	19,306,561
NYMEX NY Harbor ULSD Futures	1.12%	2,889,649
NYBOT CSC ’C’ Coffee Futures	2.33%	6,009,793
KCBT Hard Red Winter Wheat Futures	1.69%	4,349,601
LME Primary Aluminum Futures	4.35%	11,220,439
CME Live Cattle Futures	3.45%	8,903,977
CME Lean Hogs Futures	1.66%	4,273,485

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DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

Futures Contract	% of Index	Notional Amount
LME Nickel Futures	2.94%	7,599,514
LME Zinc Futures	3.62%	9,331,434
NYMEX Henry Hub Natural Gas Futures	12.61%	32,556,153
ICE Gasoil Futures	1.29%	3,317,382
CBOT Soybean Futures	6.20%	16,009,459
NYBOT CSC No. 11 World Sugar Futures	3.13%	8,073,067
COMEX Silver Futures	4.81%	12,410,432
CBOT Soybean Meal Futures	4.00%	10,315,601
CBOT Wheat Futures	3.26%	8,420,514
NYMEX Reformulated Gasoline Blend Futures	1.32%	3,397,242

Total Notional Amount		$258,087,315

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$9,670,305	—	$9,670,305
Belgium	—	18,974,354	—	18,974,354
Canada	—	38,067,224	—	38,067,224
Denmark	—	7,498,474	—	7,498,474
France	—	30,959,527	—	30,959,527
Germany	—	17,044,116	—	17,044,116
Japan	—	34,852,719	—	34,852,719
Netherlands	—	7,533,670	—	7,533,670
Singapore	—	2,346,188	—	2,346,188
Spain	—	12,029,560	—	12,029,560
Switzerland	—	4,958,712	—	4,958,712
United Kingdom	—	19,370,233	—	19,370,233
United States	—	314,957,236	—	314,957,236
U.S. Treasury Obligations	—	358,224,760	—	358,224,760
Commercial Paper	—	101,427,697	—	101,427,697
Securities Lending Collateral	—	3,285,128	—	3,285,128
Forward Currency Contracts**	—	369,842	—	369,842
Futures Contracts**	$120,123	—	—	120,123
Swap Agreements**	—	(16,064,040)	—	(16,064,040)

TOTAL	$120,123	$965,505,705	—	$965,625,828

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

DFA Commodity Strategy Portfolio*
ASSETS:
Investment Securities at Value (including $3,229 of securities on loan)	$977,915
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $3,285)	3,285
Foreign Currencies at Value	3
Segregated Cash for Swaps Contracts	37,374
Cash	91,670
Receivables:
Investment Securities Sold	782
Dividends and Interest	4,113
Fund Shares Sold	708
Futures Margin Variation	783
Unrealized Gain on Forward Currency Contracts	446
Prepaid Expenses and Other Assets	39

Total Assets	1,117,118

LIABILITIES:
Payables:
Upon Return of Securities Loaned	3,304
Fund Shares Redeemed	701
Due to Advisor	267
Unrealized Loss on Swap Contracts	16,064
Unrealized Loss on Forward Currency Contracts	77
Accrued Expenses and Other Liabilities	278

Total Liabilities	20,691

NET ASSETS	$1,096,427

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	219,312,967

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$5.00

Investment Securities at Cost	$972,114

Foreign Currencies at Cost	$3

NET ASSETS CONSIST OF:
Paid-In Capital	$1,112,703
Total Distributable Earnings (Loss)	(16,276)

NET ASSETS	$1,096,427

(1) NUMBER OF SHARES AUTHORIZED	1,800,000,000

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

DFA Commodity Strategy Portfolio#
Investment Income
Interest	$18,333
Income from Securities Lending	18

Total Investment Income	18,351

Expenses
Investment Management Fees	4,488
Accounting & Transfer Agent Fees	227
Custodian Fees	34
Filing Fees	101
Shareholders’ Reports	109
Directors’/Trustees’ Fees & Expenses	11
Professional Fees	35
Other	60

Total Expenses	5,065

Fees Waived, Expenses Reimbursed by Advisor (Note D)	930
Fees Paid Indirectly (Note D)	20

Net Expenses	4,115

Net Investment Income (Loss)	14,236

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(8,646)
Affiliated Investment Companies Shares Sold	8
Futures	(1,240)
Swap Contracts	(130,322)
Foreign Currency Transactions	20
Forward Currency Contracts	950
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	6,480
Affiliated Investment Companies Shares	(1)
Futures	(563)
Swap Contracts	(7,261)
Translation of Foreign Currency-Denominated Amounts	(6)
Forward Currency Contracts	2,997

Net Realized and Unrealized Gain (Loss)	(137,584)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(123,348)

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Commodity Strategy Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$14,236	$34,339
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(8,646)	(5,105)
Affiliated Investment Companies Shares Sold	8	1
Futures	(1,240)	(7,871)
Swap Contracts	(130,322)	(121,360)
Foreign Currency Transactions	20	22
Forward Currency Contracts	950	14,639
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	6,480	21,976
Affiliated Investment Companies Shares	(1)	—
Futures	(563)	4,368
Swap Contracts	(7,261)	19,967
Translation of Foreign Currency-Denominated Amounts	(6)	17
Forward Currency Contracts	2,997	(6,022)

Net Increase (Decrease) in Net Assets Resulting from Operations	(123,348)	(45,029)

Distributions:
Institutional Class Shares	(16,600)	(36,041)
Capital Share Transactions (1):
Shares Issued	438,853	637,187
Shares Issued in Lieu of Cash Distributions	15,097	32,129
Shares Redeemed	(796,619)	(1,005,190)

Net Increase (Decrease) from Capital Share Transactions	(342,669)	(335,874)

Total Increase (Decrease) in Net Assets	(482,617)	(416,944)
Net Assets
Beginning of Year	1,579,044	1,995,988

End of Year	$1,096,427	$1,579,044

(1) Shares Issued and Redeemed:
Shares Issued	92,161	116,397
Shares Issued in Lieu of Cash Distributions	2,780	5,930
Shares Redeemed	(165,027)	(184,535)

Net Increase (Decrease) from Shares Issued and Redeemed	(70,086)	(62,208)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Commodity Strategy Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$5.46	$5.68	$5.98	$5.88	$5.93

Income from Investment Operations (A)
Net Investment Income (Loss)	0.06	0.11	0.10	0.07	0.05
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.46)	(0.22)	(0.25)	0.11	(0.07)

Total from Investment Operations	(0.40)	(0.11)	(0.15)	0.18	(0.02)

Less Distributions:
Net Investment Income	(0.06)	(0.11)	(0.15)	(0.08)	(0.03)

Total Distributions	(0.06)	(0.11)	(0.15)	(0.08)	(0.03)

Net Asset Value, End of Year	$5.00	$5.46	$5.68	$5.98	$5.88

Total Return	(7.41%)	(1.99%)	(2.43%)	3.15%	(0.26%)

Net Assets, End of Year (thousands)	$1,096,427	$1,579,044	$1,995,988	$1,728,321	$1,598,097
Ratio of Expenses to Average Net Assets	0.33%	0.33%	0.32%	0.33%	0.33%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.41%	0.41%	0.39%	0.39%	0.40%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.99%	1.61%	1.17%	0.95%
Portfolio Turnover Rate	71%	38%	78%	102%	159%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act”), whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and six operational portfolios, one of which, DFA Commodity Strategy Portfolio (the “Portfolio”), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio wholly owns and controls Dimensional Cayman Commodity Fund I, LTD. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Debt securities held by the Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. These securities are generally categorized as Level 2 in the hierarchy. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is

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not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Portfolio enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts maybe treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its portfolios are allocated using methods approved by the Board, generally based on average net assets.

126

C. Basis for Consolidation:

The Subsidiary commenced operations on November 9, 2010. The Portfolio commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting principles relating to reporting of a wholly-owned subsidiary. The Portfolio will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Portfolio. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Portfolio) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Portfolio’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

As of October 31, 2020, the Portfolio held a $242,637,157 investment in the Subsidiary, representing 22.13% of the Portfolio’s total net assets. The accompanying consolidated financial statements include all assets, liabilities, revenues and expenses of the Portfolio and its wholly-owned Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

D. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2020, the investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

DFA Commodity Strategy Portfolio	0.29	%*

*	Effective as of February 28, 2020, the management fee payable by the Portfolio was reduced from 0.30% to 0.28% .

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses to no more than 0.55% of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount for the Portfolio. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2021, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement will continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. As of October 31, 2020, there were no previously waived fees/expenses assumed subject to future recovery by the Advisor.

127

The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor or its affiliates provide investment advisory and other services to the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary’s average net assets on an annualized basis; however, pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.

For the year ended October 31, 2020, approximately $930 (in thousands) of the Subsidiary’s management fees were waived pursuant to the Subsidiary fee waiver agreement.

Earned Income Credit:

Additionally, the Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio’s net assets. During the year ended October 31, 2020, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
DFA Commodity Strategy Portfolio	$20

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amount paid by the Fund to the CCO was $309 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Consolidated Statement of Operations.

E. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Consolidated Statement of Assets and Liabilities as follows (amount in thousands):

DFA Commodity Strategy Portfolio	$31

F. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Portfolio made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA Commodity Strategy Portfolio	$380,977	$463,721	$301,364	$606,869

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

128

The amounts presented below may differ from the respective amounts presented in the corresponding Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities or Consolidated Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
DFA Commodity Strategy Portfolio
The DFA Short Term Investment Fund	$5,035	$445,271	$447,028	$8	$(1)	$3,285	284	$68	—

Total	$5,035	$445,271	$447,028	$8	$(1)	$3,285	284	$68	—

G. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of financial and tax reporting related to the Subsidiary, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for tax purposes, reversal of book income/loss from controlled foreign corporation and net foreign currency gains/losses, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA Commodity Strategy Portfolio
2019	$36,041	—	—	$36,041
2020	16,600	—	—	16,600

As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Commodity Strategy Portfolio	$(379)	—	$(379)

129

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA Commodity Strategy Portfolio	$2,941	—	$(6,697)	$(12,444)	$(16,200)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA Commodity Strategy Portfolio	$6,697	$6,697

During the year ended October 31, 2020, the Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

DFA Commodity Strategy Portfolio	$664

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA Commodity Strategy Portfolio	$977,897	$3,690	$(16,681)	$(12,991)

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Financial Instruments:

In accordance with the Portfolio’s investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

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Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolio. The Portfolio may gain exposure to commodity markets by investing up to 25% of the Portfolio’s total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked notes, swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The accompanying consolidated schedule of investments includes investments of the Portfolio and its wholly-owned Subsidiary.

2. Forward Currency Contracts: The Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Consolidated Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Consolidated Statement of Operations as a net realized gain or loss on forward currency contracts.

3. Commodity-Linked Derivatives: The Portfolio and the Subsidiary invest in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

4. Swap Agreements: The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and, to the extent the Portfolio may invest in foreign-currency-denominated securities, the Portfolio may enter into swap agreements with respect to foreign currencies.

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap), while other swaps must be transacted through a futures commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap), and may be traded on swap execution facilities (exchanges). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In a cleared swap, the Portfolio’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution.

An investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. The Portfolio may also enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation (whether as a single debt instrument or as part of an index of debt instruments) has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

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Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio’s portfolio.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearinghouse, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Advisor’s Investment Committee. To the extent that the Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers.

Futures Activities:

The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.

5. Futures Contracts: A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses.

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At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). However, there is no assurance that an active market will exist at any particular time. Once the daily fluctuation limit has been reached in a particular contract, most futures exchanges restrict trades at a price beyond that limit or trading may be suspended for specified periods during the day. Such restrictions prevent prompt liquidation of futures positions at an advantageous price, potentially subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

The price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds, and there are a variety of factors associated with commodity futures contracts which may subject the Portfolio’s investments in the contracts to greater volatility than investments in traditional securities.

6. Options on Futures Contracts: The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option changes daily, and that change is reflected in the net asset value of the Portfolio.

The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.

The Subsidiary’s securities have been segregated as collateral for open futures contracts and open swaps contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**	Swap Contracts***
DFA Commodity Strategy Portfolio	$289,754	$72,717	$1,177,557

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of contracts
***	Average Notional Value of agreements

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The following is a summary of the Portfolio’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (1)	Commodity Futures Contracts*,(2)
DFA Commodity Strategy Portfolio	$1,682	$446	$1,236

	Liability Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (3)	Commodity Futures Contracts (4)	Swap Contracts (5)
DFA Commodity Strategy Portfolio	$(17,256)	$(77)	$(1,115)	$(16,064)

(1)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Consolidated Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
(3)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)	Presented on Consolidated Statement of Assets and Liabilities as Payables: Futures Margin Variation.
(5)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Loss on Swap Contracts.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Commodity Futures Contracts (2)	Swap Contracts (3)
DFA Commodity Strategy Portfolio	$(130,612)	$950	$(1,240)	$(130,322)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (4)	Commodity Futures Contracts (5)	Swap Contracts (6)
DFA Commodity Strategy Portfolio	$(4,827)	$2,997	$(563)	$(7,261)

(1)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Swap Contracts.
(4)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(5)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
(6)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

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Offsetting of Derivative Assets and Derivative Liabilities

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

The following table presents the Portfolio’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2020 (amounts in thousands):

Description	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities		Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities		Cash Collateral Pledged	Net Amount (e)
			Financial Instruments (b)	Cash Collateral Received				Financial Instruments (d)	Non-Cash Collateral Pledged
	Assets					Liabilities
DFA Commodity Strategy Portfolio
Barclays Capital	—	—	—	—	—	$77	$77	—	—	—	$77
Credit Suisse	—	—	—	—	—	5,149	5,149	—	—	$(5,149)	—
Bank of America Corp	—	—	—	—	—	5,006	5,006	—	$(5,006)	—	—
Citibank, N.A.	—	—	—	—	—	4,861	4,861	—	—	(4,861)	—
State Street Bank and Trust	$446	$446	—	—	$446	—	—	—	—	—	—
UBS AG	—	—	—	—	—	1,047	1,047	—	(1,047)	—	—

Total	$446	$446	—	—	$446	$16,140	$16,140	—	$(6,053)	$(10,010)	$77

(a)	No amounts have been netted against the gross amounts recognized in the Consolidated Statement of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the

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parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2020.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolio did not use the interfund lending program during the year ended October 31, 2020.

J. Securities Lending:

As of October 31, 2020, the Portfolio had a security on loan to brokers/dealers, for which the Portfolio received cash collateral. The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

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Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA Commodity Strategy Portfolio
Bonds	$3,304	—	—	—	$3,304

K. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio’s early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential

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accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

M. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

N. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA Commodity Strategy Portfolio-Institutional Class	3	62%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of DFA Commodity Strategy Portfolio

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of DFA Commodity Strategy Portfolio and its subsidiary (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2020, the related consolidated statement of operations for the year ended October 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers and transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS (Unaudited)

U.S. Large Company Portfolio vs.

S&P 500™ Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indeces LLC, a division of S&P Global. All rights reserved.

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MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2020

U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 10.15%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2020

Russell 3000® Index	10.15%
Russell 1000® Index (large-cap stocks)	10.87%
Russell Midcap® Index (mid-cap stocks)	4.12%
Russell 2000® Index (small-cap stocks)	-0.14%
Russell Microcap® Index (micro-cap stocks)	3.15%
Dow Jones U.S. Select REIT Index SM	-25.14%

Total Return for 12 Months Ended October 31, 2020

Russell 1000® Value Index (large-cap value stocks)	-7.57%
Russell 1000® Growth Index (large-cap growth stocks)	29.22%
Russell 2000® Value Index (small-cap value stocks)	-13.92%
Russell 2000® Growth Index (small-cap growth stocks)	13.37%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Company Portfolio

The U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500® Index by investing in S&P 500® Index securities in approximately the same proportions as they are represented in the Index. As of October 31, 2020, the Portfolio held approximately 510 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, the total return was 9.63% for the Portfolio and 9.71% for the S&P 500® Index, the Portfolio’s benchmark. The Portfolio performed in line with the benchmark before fees and expenses.

141

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

U.S. Large Company Portfolio
Actual Fund Return	$1,000.00	$1,133.10	0.08%	$0.43
Hypothetical 5% Annual Return	$1,000.00	$1,024.73	0.08%	$0.41

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

142

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512)306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512)306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

U.S. Large Company Portfolio

Communication Services	11.1%
Consumer Discretionary	11.6%
Consumer Staples	7.0%
Energy	2.0%
Financials	9.9%
Health Care	14.1%
Industrials	8.4%
Information Technology	27.4%
Materials	2.7%
Real Estate	2.6%
Utilities	3.2%

100.0%

143

U.S. LARGE COMPANY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.8%)
COMMUNICATION SERVICES — (11.1%)
* Alphabet, Inc., Class A	105,892	$171,133,120	1.8%
* Alphabet, Inc., Class C	103,468	167,722,663	1.8%
AT&T, Inc.	2,510,983	67,846,761	0.7%
Comcast Corp., Class A	1,606,556	67,860,925	0.7%
* Facebook, Inc., Class A	847,314	222,936,786	2.3%
* Netflix, Inc.	155,422	73,940,462	0.8%
Verizon Communications, Inc.	1,458,328	83,110,113	0.9%
Walt Disney Co. (The)	636,843	77,217,214	0.8%
Other Securities		134,518,590	1.3%

TOTAL COMMUNICATION SERVICES		1,066,286,634	11.1%

CONSUMER DISCRETIONARY — (11.5%)
* Amazon.com, Inc.	150,045	455,559,127	4.8%
Home Depot, Inc. (The)	379,363	101,179,906	1.1%
Lowe’s Cos., Inc.	266,586	42,147,247	0.4%
McDonald’s Corp.	262,236	55,856,268	0.6%
NIKE, Inc., Class B	438,692	52,678,135	0.6%
Other Securities		398,828,549	4.1%

TOTAL CONSUMER DISCRETIONARY		1,106,249,232	11.6%

CONSUMER STAPLES — (7.0%)
Coca-Cola Co. (The)	1,362,414	65,477,617	0.7%
Costco Wholesale Corp.	155,601	55,646,030	0.6%
PepsiCo, Inc.	487,971	65,041,655	0.7%
Procter & Gamble Co. (The)	877,389	120,290,032	1.3%
Walmart, Inc.	489,347	67,896,896	0.7%
Other Securities		294,807,984	3.0%

TOTAL CONSUMER STAPLES		669,160,214	7.0%

ENERGY — (2.0%)
Chevron Corp.	678,094	47,127,533	0.5%
Exxon Mobil Corp.	1,489,042	48,572,550	0.5%
Other Securities		96,922,202	1.0%

TOTAL ENERGY		192,622,285	2.0%

FINANCIALS — (9.9%)
Bank of America Corp.	2,686,983	63,681,497	0.7%
* Berkshire Hathaway, Inc., Class B	698,571	141,041,485	1.5%
JPMorgan Chase & Co.	1,074,033	105,298,195	1.1%
Other Securities		634,104,048	6.6%

TOTAL FINANCIALS		944,125,225	9.9%

HEALTH CARE — (14.0%)
Abbott Laboratories	623,968	65,585,276	0.7%
AbbVie, Inc.	621,667	52,903,862	0.6%
Amgen, Inc.	206,199	44,732,811	0.5%
Bristol-Myers Squibb Co.	793,543	46,382,588	0.5%
Danaher Corp.	222,347	51,037,530	0.5%
Johnson & Johnson	927,856	127,218,336	1.3%
Medtronic P.L.C.	473,452	47,615,068	0.5%

144

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Merck & Co., Inc.	891,352	$67,038,584	0.7%
Pfizer, Inc.	1,958,348	69,482,187	0.7%
Thermo Fisher Scientific, Inc.	139,413	65,959,079	0.7%
UnitedHealth Group, Inc.	334,916	102,196,268	1.1%
Other Securities		603,942,888	6.3%

TOTAL HEALTH CARE		1,344,094,477	14.1%

INDUSTRIALS — (8.4%)
Union Pacific Corp.	239,027	42,353,194	0.4%
Other Securities		758,328,227	8.0%

TOTAL INDUSTRIALS		800,681,421	8.4%

INFORMATION TECHNOLOGY — (27.4%)
Accenture P.L.C., Class A	224,077	48,604,542	0.5%
* Adobe, Inc.	169,043	75,579,125	0.8%
Apple, Inc.	5,665,617	616,759,175	6.4%
Broadcom, Inc.	141,684	49,536,977	0.5%
Cisco Systems, Inc.	1,491,938	53,560,574	0.6%
Intel Corp.	1,498,837	66,368,502	0.7%
Mastercard, Inc., Class A.	311,312	89,857,096	0.9%
Microsoft Corp.	2,666,982	539,983,846	5.6%
NVIDIA Corp.	217,442	109,016,721	1.1%
* PayPal Holdings, Inc.	413,493	76,963,452	0.8%
QUALCOMM, Inc.	397,381	49,020,920	0.5%
* salesforce.com, Inc.	320,701	74,489,221	0.8%
Texas Instruments, Inc.	322,490	46,628,829	0.5%
# Visa, Inc., Class A.	594,180	107,968,448	1.1%
Other Securities		618,938,376	6.6%

TOTAL INFORMATION TECHNOLOGY		2,623,275,804	27.4%

MATERIALS — (2.7%)
Other Securities		255,452,675	2.7%

REAL ESTATE — (2.6%)
Other Securities		250,438,613	2.6%

UTILITIES — (3.2%)
NextEra Energy, Inc.	689,856	50,504,358	0.5%
Other Securities		255,665,036	2.7%

TOTAL UTILITIES		306,169,394	3.2%

TOTAL COMMON STOCKS (Cost $3,414,367,019)		9,558,555,974	100.0%

TEMPORARY CASH INVESTMENTS — (0.0%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	2,390,876	2,390,876	0.0%

145

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (0.2%)
@§ The DFA Short Term Investment Fund	1,663,696	$19,250,624	0.2%

TOTAL INVESTMENTS—(100.0%) (Cost $3,436,001,210)		$9,580,197,474	100.2%

As of October 31, 2020, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	50	12/18/20	$8,567,664	$8,161,750	$(405,914)

Total Futures Contracts			$8,567,664	$8,161,750	$(405,914)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,066,286,634	—	—	$1,066,286,634
Consumer Discretionary	1,106,249,232	—	—	1,106,249,232
Consumer Staples	669,160,214	—	—	669,160,214
Energy	192,622,285	—	—	192,622,285
Financials	944,125,225	—	—	944,125,225
Health Care	1,344,094,477	—	—	1,344,094,477
Industrials	800,681,421	—	—	800,681,421
Information Technology	2,623,275,804	—	—	2,623,275,804
Materials	255,452,675	—	—	255,452,675
Real Estate	250,438,613	—	—	250,438,613
Utilities	306,169,394	—	—	306,169,394
Temporary Cash Investments	2,390,876	—	—	2,390,876
Securities Lending Collateral	—	$19,250,624	—	19,250,624
Futures Contracts**	(405,914)	—	—	(405,914)

TOTAL	$9,560,540,936	$19,250,624	—	$9,579,791,560

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

146

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

U.S. Large Company Portfolio*
ASSETS:
Investment Securities at Value (including $141,985 of securities on loan)	$9,558,556
Temporary Cash Investments at Value & Cost	2,391
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $19,243)	19,251
Segregated Cash for Futures Contracts	600
Receivables:
Dividends and Interest	9,580
Securities Lending Income	24
Fund Shares Sold	4,539
Futures Margin Variation	141
Prepaid Expenses and Other Assets	91

Total Assets	9,595,173

LIABILITIES:
Payables:
Upon Return of Securities Loaned	19,326
Fund Shares Redeemed	10,943
Due to Advisor	418
Accrued Expenses and Other Liabilities	1,725

Total Liabilities	32,412

NET ASSETS	$9,562,761

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $9,562,761 and shares outstanding of 380,999,749	$25.10

NUMBER OF SHARES AUTHORIZED	900,000,000

Investment Securities at Cost	$3,414,367

NET ASSETS CONSIST OF:
Paid-In Capital	$3,252,978
Total Distributable Earnings (Loss)	6,309,783

NET ASSETS	$9,562,761

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

147

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

U.S. Large Company Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0)	$183,643
Income from Securities Lending	393

Total Investment Income	184,036

Fund Expenses
Investment Management Fees	5,785
Accounting & Transfer Agent Fees	1,696
S&P 500® Fees	102
Custodian Fees	120
Filing Fees	168
Shareholders’ Reports	189
Directors’/Trustees’ Fees & Expenses	80
Professional Fees	186
Previously Waived Fees Recovered by Advisor (Note C)	95
Other	219

Total Fund Expenses	8,640

Fees Waived, Expenses Reimbursed by Advisor (Note C)	926

Net Expenses	7,714

Net Investment Income (Loss)	176,322

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	293,769
Affiliated Investment Companies Shares Sold	(79)
Futures	5,519
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	437,733
Affiliated Investment Companies Shares	(2)
Futures	(629)

Net Realized and Unrealized Gain (Loss)	736,311

Net Increase (Decrease) in Net Assets Resulting from Operations	$912,633

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

148

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Large Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$176,322	$183,642
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	293,769	71,790
Affiliated Investment Companies Shares Sold	(79)	(8)
Futures	5,519	(137)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	437,733	985,397
Affiliated Investment Companies Shares	(2)	6
Futures	(629)	147

Net Increase (Decrease) in Net Assets Resulting from Operations	912,633	1,240,837

Distributions:
Institutional Class Shares	(239,888)	(214,307)
Capital Share Transactions (1):
Shares Issued	1,829,642	1,678,907
Shares Issued in Lieu of Cash Distributions	221,900	198,444
Shares Redeemed	(2,947,917)	(1,634,559)

Net Increase (Decrease) from Capital Share Transactions	(896,375)	242,792

Total Increase (Decrease) in Net Assets	(223,630)	1,269,322
Net Assets
Beginning of Year	9,786,391	8,517,069

End of Year	$9,562,761	$9,786,391

(1) Shares Issued and Redeemed:
Shares Issued	80,394	78,503
Shares Issued in Lieu of Cash Distributions	9,448	9,441
Shares Redeemed	(125,721)	(75,490)

Net Increase (Decrease) from Shares Issued and Redeemed	(35,879)	12,454

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.

See accompanying Notes to Financial Statements.

149

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$23.48	$21.06	$20.05	$16.67	$16.42

Income from Investment Operations (A)
Net Investment Income (Loss)	0.44	0.44	0.41	0.37	0.35
Net Gains (Losses) on Securities (Realized and Unrealized)	1.77	2.50	1.05	3.50	0.38

Total from Investment Operations	2.21	2.94	1.46	3.87	0.73

Less Distributions:
Net Investment Income	(0.47)	(0.39)	(0.39)	(0.39)	(0.34)
Net Realized Gains	(0.12)	(0.13)	(0.06)	(0.10)	(0.14)

Total Distributions	(0.59)	(0.52)	(0.45)	(0.49)	(0.48)

Net Asset Value, End of Year.	$25.10	$23.48	$21.06	$20.05	$16.67

Total Return	9.63%	14.29%	7.25%	23.55%	4.54%

Net Assets, End of Year (thousands)	$9,562,761	$9,786,391	$8,517,069	$7,996,178	$6,365,936
Ratio of Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.09%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.83%	2.02%	1.90%	1.99%	2.17%
Portfolio Turnover Rate	3%	3%	5%	7%	9%
See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

150

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, one of which, the U.S. Large Company Portfolio (the “Portfolio”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Securities held by the Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

151

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

3. Other: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board of Directors, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2020, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

U.S. Large Company Portfolio	0.06%

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2020, the Portfolio had an expense limit based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2020, are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio (defined below) of the Portfolio is less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than

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the current Expense Limitation Amount for the Portfolio. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Large Company Portfolio (1)	0.08%	$95	$926	$1,802

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies) (“Portfolio Expenses”) of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of the Portfolio’s average net assets (the “Annualized Expense Ratio”).

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amounts paid by the Fund to the CCO were $30 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

U.S. Large Company Portfolio	$353

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Portfolio’s transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
U.S. Large Company Portfolio	$321,704	$1,221,740

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
U.S. Large Company Portfolio
The DFA Short Term Investment Fund	$82,786	$1,452,574	$1,516,028	$(79)	$(2)	$19,251	1,664	$686	—

Total	$82,786	$1,452,574	$1,516,028	$(79)	$(2)	$19,251	1,664	$686	—

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F. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies”, net foreign currency gains/losses, and foreign capital gains tax reclass, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
U.S. Large Company Portfolio
2019	$154,842	$59,465	—	$214,307
2020	190,450	49,437	—	239,887

As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Company Portfolio	$(19,942)	$(21,516)	$(41,458)

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
U.S. Large Company Portfolio	$17,253	$235,339	$6,057,514	$6,310,106

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolio did not have capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable.

During the year ended October 31, 2020, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

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As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Large Company Portfolio	$3,522,701	$6,273,349	$(215,852)	$6,057,497

The difference between GAAP-basis and tax-basis unrealized gains (losses) is can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Portfolio’s investment objectives and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolio.

1. Futures Contracts: The Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded to a broker. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolio to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

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The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amount in thousands):

Futures*
U.S. Large Company Portfolio	$45,556

*	Average Notional Value of contracts

The following is a summary of the Portfolio’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts *,(1)
U.S. Large Company Portfolio	$(406)	$(406)

(1)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolio’s direct investment in derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
U.S. Large Company Portfolio	$5,519	$5,519

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
U.S. Large Company Portfolio	$(629)	$(629)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

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The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
U.S. Large Company Portfolio	1.51%	$6,417	94	$21	$32,358	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that the Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolio did not use the interfund lending program during the year ended October 31, 2020.

I. Securities Lending:

As of October 31, 2020, the Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. In addition, the Portfolio received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
U.S. Large Company Portfolio	$126,072

The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned

157

securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
U.S. Large Company Portfolio
Common Stocks	$19,326	—	—	—	$19,326

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio’s early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

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On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

L. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

M. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
U.S. Large Company Portfolio-Institutional Class	3	66%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of U.S. Large Company Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of U.S. Large Company Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, broker and transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The U.S. Large Cap Value Series vs.

Russell 1000™ Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russel Company is the source and owner of the trademarks, service marks, and copyrights related to the Russel Indexes.

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MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2020

U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 10.15% . As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2020

Russell 3000® Index	10.15%
Russell 1000® Index (large-cap stocks)	10.87%
Russell Midcap® Index (mid-cap stocks)	4.12%
Russell 2000® Index (small-cap stocks)	-0.14%
Russell Microcap® Index (micro-cap stocks)	3.15%
Dow Jones U.S. Select REIT Index SM	-25.14%

Total Return for 12 Months Ended October 31, 2020

Russell 1000® Value Index (large-cap value stocks)	-7.57%
Russell 1000® Growth Index (large-cap growth stocks)	29.22%
Russell 2000® Value Index (small-cap value stocks)	-13.92%
Russell 2000® Growth Index (small-cap growth stocks)	13.37%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Series

The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2020, the Series held approximately 340 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -11.42% for the Series and -7.57% for the Russell 1000® Value Index, the Series’ benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Series’ greater emphasis on value stocks had a negative impact on performance relative to the benchmark. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.S.

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THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$1,070.40	0.11%	$0.57
Hypothetical 5% Annual Return	$1,000.00	$1,024.58	0.11%	$0.56

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

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THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

The U.S. Large Cap Value Series

Communication Services	12.4%
Consumer Discretionary	7.4%
Consumer Staples	5.4%
Energy	6.4%
Financials	19.2%
Health Care	18.4%
Industrials	13.2%
Information Technology	10.2%
Materials	6.8%
Real Estate	0.3%
Utilities	0.3%

100.0%

164

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.0%)
COMMUNICATION SERVICES — (12.2%)
AT&T, Inc	24,711,997	$667,718,159	3.0%
#* Charter Communications, Inc., Class A	891,570	538,347,797	2.4%
Comcast Corp., Class A	16,600,301	701,196,714	3.2%
* T-Mobile US, Inc.	1,353,820	148,338,057	0.7%
Walt Disney Co. (The)	2,459,943	298,268,089	1.3%
Other Securities		357,671,282	1.6%

TOTAL COMMUNICATION SERVICES		2,711,540,098	12.2%

CONSUMER DISCRETIONARY — (7.3%)
DR Horton, Inc.	3,067,017	204,907,406	0.9%
General Motors Co.	5,891,402	203,430,111	0.9%
Target Corp.	987,920	150,381,182	0.7%
Other Securities		1,063,310,893	4.8%

TOTAL CONSUMER DISCRETIONARY		1,622,029,592	7.3%

CONSUMER STAPLES — (5.4%)
Mondelez International, Inc., Class A	3,319,883	176,352,185	0.8%
Walmart, Inc.	2,527,593	350,703,529	1.6%
Other Securities		662,983,656	3.0%

TOTAL CONSUMER STAPLES		1,190,039,370	5.4%

ENERGY — (6.3%)
Chevron Corp.	5,532,109	384,481,575	1.7%
ConocoPhillips	5,021,111	143,704,197	0.7%
Exxon Mobil Corp.	11,469,927	374,149,019	1.7%
Other Securities		502,010,792	2.2%

TOTAL ENERGY		1,404,345,583	6.3%

FINANCIALS — (19.1%)
Bank of America Corp.	11,516,295	272,936,215	1.2%
Bank of New York Mellon Corp. (The)	3,558,490	122,269,716	0.6%
* Berkshire Hathaway, Inc., Class B	2,382,817	481,090,752	2.2%
Capital One Financial Corp.	1,607,170	117,451,984	0.5%
Citigroup, Inc.	6,244,483	258,646,486	1.2%
Goldman Sachs Group, Inc. (The)	1,149,360	217,275,014	1.0%
JPMorgan Chase & Co.	6,419,313	629,349,446	2.9%
Morgan Stanley	4,487,383	216,067,491	1.0%
PNC Financial Services Group, Inc. (The)	1,160,536	129,840,768	0.6%
Travelers Cos., Inc. (The)	1,133,690	136,847,720	0.6%
Truist Financial Corp.	2,913,713	122,725,592	0.6%
Wells Fargo & Co.	6,860,993	147,168,300	0.7%
Other Securities		1,369,718,762	6.0%

TOTAL FINANCIALS		4,221,388,246	19.1%

HEALTH CARE — (18.2%)
Anthem, Inc.	1,214,817	331,402,078	1.5%
Bristol-Myers Squibb Co.	2,042,046	119,357,589	0.5%
Cigna Corp.	1,527,633	255,068,882	1.1%
CVS Health Corp.	5,429,176	304,522,482	1.4%
Danaher Corp.	1,305,032	299,557,045	1.3%

165

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Humana, Inc.	517,327	$206,558,325	0.9%
* Laboratory Corp. of America Holdings	758,731	151,571,692	0.7%
Medtronic P.L.C.	2,765,500	278,126,335	1.3%
Pfizer, Inc.	19,158,608	679,747,412	3.1%
Quest Diagnostics, Inc.	971,775	118,692,598	0.5%
Thermo Fisher Scientific, Inc.	972,192	459,963,479	2.1%
Other Securities		831,973,850	3.8%

TOTAL HEALTH CARE		4,036,541,767	18.2%

INDUSTRIALS — (13.1%)
Eaton Corp. P.L.C.	1,799,024	186,720,701	0.8%
FedEx Corp.	1,020,334	264,746,063	1.2%
Kansas City Southern	679,296	119,651,197	0.5%
Norfolk Southern Corp.	1,309,901	273,926,497	1.2%
Raytheon Technologies Corp.	2,533,591	137,624,663	0.6%
Republic Services, Inc.	1,835,706	161,854,198	0.7%
Stanley Black & Decker, Inc.	768,993	127,806,637	0.6%
Other Securities		1,631,200,985	7.5%

TOTAL INDUSTRIALS		2,903,530,941	13.1%

INFORMATION TECHNOLOGY — (10.1%)
Corning, Inc.	3,975,481	127,096,128	0.6%
Fidelity National Information Services, Inc.	1,257,803	156,709,676	0.7%
HP, Inc.	9,358,742	168,083,006	0.8%
Intel Corp.	14,455,761	640,101,097	2.9%
* Micron Technology, Inc.	5,123,071	257,895,394	1.2%
Other Securities		893,925,025	3.9%

TOTAL INFORMATION TECHNOLOGY		2,243,810,326	10.1%

MATERIALS — (6.7%)
Linde P.L.C.	730,934	161,053,998	0.7%
Nucor Corp.	2,509,981	119,876,693	0.5%
Other Securities		1,199,231,605	5.5%

TOTAL MATERIALS		1,480,162,296	6.7%

REAL ESTATE — (0.3%)
Other Securities		62,240,689	0.3%

UTILITIES — (0.3%)
Other Securities		61,725,648	0.3%

TOTAL COMMON STOCKS		21,937,354,556	99.0%

PREFERRED STOCKS — (0.0%)

CONSUMER DISCRETIONARY — (0.0%)
Other Security		186,347	0.0%

TOTAL PREFERRED STOCKS		186,347	0.0%

166

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
ENERGY — (0.0%)
Other Security		$631,660	0.0%

TOTAL RIGHTS/WARRANTS		631,660	0.0%

TOTAL INVESTMENT SECURITIES (Cost $17,495,389,506)		21,938,172,563

TEMPORARY CASH INVESTMENTS — (0.5%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	105,448,025	105,448,025	0.5%

SECURITIES LENDING COLLATERAL — (0.5%)
@§ The DFA Short Term Investment Fund	10,482,747	121,295,861	0.5%

TOTAL INVESTMENTS—(100.0%) (Cost $17,722,105,628)		$22,164,916,449	100.0%

As of October 31, 2020, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	929	12/18/20	$155,725,134	$151,645,315	$(4,079,819)

Total Futures Contracts			$155,725,134	$151,645,315	$(4,079,819)

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,711,540,098	—	—	$2,711,540,098
Consumer Discretionary	1,622,029,592	—	—	1,622,029,592
Consumer Staples	1,190,039,370	—	—	1,190,039,370
Energy	1,404,345,583	—	—	1,404,345,583
Financials	4,221,388,246	—	—	4,221,388,246
Health Care	4,036,541,767	—	—	4,036,541,767
Industrials	2,903,530,941	—	—	2,903,530,941
Information Technology	2,243,810,326	—	—	2,243,810,326
Materials	1,480,162,296	—	—	1,480,162,296
Real Estate	62,240,689	—	—	62,240,689
Utilities	61,725,648	—	—	61,725,648
Preferred Stocks
Consumer Discretionary	186,347	—	—	186,347
Rights/Warrants
Energy	—	$631,660	—	631,660
Temporary Cash Investments	105,448,025	—	—	105,448,025

167

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$121,295,861	—	$121,295,861
Futures Contracts**	$(4,079,819)	—	—	(4,079,819)

TOTAL	$22,038,909,109	$121,927,521	—	$22,160,836,630

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

168

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

The U.S. Large Cap Value Series*
ASSETS:
Investment Securities at Value (including $381,072 of securities on loan)	$21,938,172
Temporary Cash Investments at Value & Cost	105,448
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $121,268)	121,296
Segregated Cash for Futures Contracts	11,148
Foreign Currencies at Value	5
Receivables:
Investment Securities Sold	66,772
Dividends and Interest	39,240
Securities Lending Income	60
Prepaid Expenses and Other Assets	1

Total Assets	22,282,142

LIABILITIES:
Payables:
Due to Custodian	3
Upon Return of Securities Loaned	121,608
Due to Advisor	1,964
Futures Margin Variation	1,746
Accrued Expenses and Other Liabilities	2,416

Total Liabilities	127,737

NET ASSETS	$22,154,405

Investment Securities at Cost	$17,495,390

Foreign Currencies at Cost	$5

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

169

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

The U.S. Large Cap Value Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0)	$674,187
Income from Securities Lending	1,543

Total Investment Income	675,730

Expenses
Investment Management Fees	25,565
Accounting & Transfer Agent Fees	1,159
Custodian Fees	278
Shareholders’ Reports	85
Directors’/Trustees’ Fees & Expenses	200
Professional Fees	343
Other	579

Total Expenses	28,209

Net Expenses	28,209

Net Investment Income (Loss)	647,521

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(556,816)
Affiliated Investment Companies Shares Sold	(345)
Futures	70,664
Foreign Currency Transactions	(1)
In-Kind Redemptions	32,114
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(3,555,408)
Affiliated Investment Companies Shares	(15)
Futures	(5,465)

Net Realized and Unrealized Gain (Loss)	(4,015,272)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,367,751)

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

170

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Cap Value Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$647,521	$725,339
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(556,816)	699,155
Affiliated Investment Companies Shares Sold	(345)	35
Futures	70,664	(1,255)
Foreign Currency Transactions	(1)	—
In-Kind Redemptions	32,114	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(3,555,408)	565,227
Affiliated Investment Companies Shares	(15)	21
Futures	(5,465)	15,103

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,367,751)	2,003,625

Transactions in Interest:
Contributions	715,292	1,481,953
Withdrawals	(5,122,814)	(2,798,695)

Net Increase (Decrease) from Transactions in Interest	(4,407,522)	(1,316,742)

Total Increase (Decrease) in Net Assets	(7,775,273)	686,883
Net Assets
Beginning of Year	29,929,678	29,242,795

End of Year	$22,154,405	$29,929,678

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.

See accompanying Notes to Financial Statements.

171

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Total Return	(11.42%)	7.15%	2.95%	24.31%	4.75%

Net Assets, End of Year (thousands)	$22,154,405	$29,929,678	$29,242,795	$27,676,546	$20,916,568
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	2.53%	2.50%	2.14%	2.19%	2.39%
Portfolio Turnover Rate	4%	10%	13%	15%	15%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

172

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven portfolios, one of which, The U.S. Large Cap Value Series (the “Series”), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

173

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2020, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

The U.S. Large Cap Value Series	0.10%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2020, the total related amounts paid by the Trust to the CCO were $63 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

174

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

The U.S. Large Cap Value Series.	$706

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
The U.S. Large Cap Value Series	$1,093,026	$4,660,576

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
The U.S. Large Cap Value Series
The DFA Short Term Investment Fund	$255,892	$3,283,521	$3,417,757	$(345)	$(15)	$121,296	10,483	$1,904	—

Total	$255,892	$3,283,521	$3,417,757	$(345)	$(15)	$121,296	10,483	$1,904	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Cap Value Series	$17,701,341	$7,289,185	$(2,825,608)	$4,463,577

The difference between GAAP-basis and tax-basis unrealized gains (losses) is can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’

175

financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

1. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amount in thousands):

Futures*
The U.S. Large Cap Value Series	$220,044

*	Average Notional Value of contracts

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts *,(1)
The U.S. Large Cap Value Series	$(4,080)	$(4,080)

(1)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

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The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The U.S. Large Cap Value Series	$70,664	$70,664

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The U.S. Large Cap Value Series	$(5,465)	$(5,465)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
The U.S. Large Cap Value Series	2.30%	$20,086	1	$1	$20,086	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that the Series’ available line of credit was used.

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Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2020.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2020, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The U.S. Large Cap Value Series	$165,206	$273,568	$(11,170)

J. Securities Lending:

As of October 31, 2020, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. In addition, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
The U.S. Large Cap Value Series	$269,299

The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay

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the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The U.S. Large Cap Value Series
Common Stocks	$121,608	—	—	—	$121,608

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. In-Kind Redemptions:

During the year ended October 31, 2020, the Series realized net gains (losses) on in-kind redemptions as follows:

The U.S. Large Cap Value Series	$32,114

M. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Trust’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

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In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

N. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

O. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the “District Court”), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the “Tribune MDL”). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company (“Tribune”) (the “LBO”) and Tribune’s subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the “Individual Creditor Actions”) and a lawsuit brought by the trustee of a litigation trust (the “Trustee”) to whom Tribune’s committee of unsecured creditors assigned claims (the “Committee Action,” and with the Individual Creditor Actions, collectively referred to as the “Tribune Lawsuits”). The Tribune Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

On September 23, 2013, the District Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the District Court’s dismissal order to the United States Court of Appeals for the Second Circuit (the “Second Circuit”), and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the “Supreme Court”), seeking review of the Second Circuit’s ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court’s decision in MERIT MANAGEMENT GROUP, LP v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) (“Merit Mgmt.”), which addressed the scope of the Bankruptcy Code’s safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with

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respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs’ petition for certiorari. On December 19, 2019, the Second Circuit again affirmed the District Court’s dismissal of the Individual Creditor Actions on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs moved the Second Circuit for rehearing, which the Second Circuit denied. The individual creditor plaintiffs recently filed a second petition for certiorari with the Supreme Court, which is pending.

On January 6, 2017, the District Court granted the shareholder defendants’ motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee’s proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code’s safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the District Court’s dismissal order and order denying the Trustee’s motion for leave to amend to the Second Circuit. The Second Circuit held oral argument on August 24, 2020, and the parties await the Second Circuit’s ruling.

Litigation counsel to The U.S. Large Cap Value Series in the Tribune Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Tribune Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Tribune Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Tribune Lawsuits. However, even if the plaintiffs in the Tribune Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

The U.S. Large Cap Value Series also cannot quantify the cost of the Tribune Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Tribune Lawsuits. The attorneys’ fees and costs relating to the Tribune Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

P. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The U.S. Large Cap Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The U.S. Large Cap Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, broker and transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2020.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee did not meet during the fiscal year ended October 31, 2020.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2020.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

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Disinterested Directors

Name Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG - Since 1983; DIG & DEM –Since 1993; DFAITC – Since 1992	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	132 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017 for the Funds	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Visiting Scholar, Federal Reserve Bank of Richmond (since 1990). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015 to 2016).	132 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since March 2019 for the Funds	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984).	132 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- April 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director	DFAIDG - Since 1981; DIG & DEM –Since 1993; DFAITC – Since 1992	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006 - 2016).	132 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	132 portfolios in 5 investment companies	Formerly, Adviser, Kuapay, Inc. (2013-2014). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980- 2014).

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Name Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000 for the Funds	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	132 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014-2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (19 portfolios) (since 2009).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since March 2019 for the Funds	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since January 2018). President, Western Finance Association (global association of academic researchers and practitioners in finance) (since June 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016).	132 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

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Interested Director

The following interested Director is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	DFAIDG - Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of “DEM, DFAIDG, “DIG and DFAITC. Executive Chairman, and formerly, President and Co- Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010- September 2017).	132 portfolios in 5 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

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Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since June 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since September 2019)

•  Dimensional ETF Trust (since June 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director (since 2017) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Japan Ltd.

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Ltd.

•  DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•  Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

187

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President (since 2016) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Randy Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since August 2020)

•  DFA Investment Dimensions Group Inc.

•  Dimensional Investment Group Inc.

•  The DFA Investment Trust Company

•  Dimensional Emerging Markets Value Fund

Chief Compliance Officer (since September 2020)

•  Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

Lisa M. Dallmer 1972	Vice President, Chief Financial Officer, and Treasurer	Since March 2020

Vice President, Chief Financial Officer, and Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Formerly, Interim Chief Financial Officer and Treasurer (April 2020 - September 2020)

•  Dimensional Fund Advisors Canada ULC

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•  all the DFA Entities

Vice President (since June 2020)

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017	Vice President (since 2015) of • all the DFA Entities Assistant Treasurer (since 2017) of • the DFA Fund Complex

188

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Vice President and Assistant Treasurer (since June 2020)
• Dimensional ETF Trust Formerly, Senior Tax Manager (2013 – 2015) for • Dimensional Fund Advisors LP
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional ETF Trust (since June 2020) • Dimensional Cayman Commodity Fund I Ltd. (since 2010)
Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  the DFA Fund Complex (since 2017)

•  Dimensional ETF Trust (since June 2020)

General Counsel (since 2001) of

•  all the DFA Entities (since 2001)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since 2017) and Secretary (since 2000) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  the DFA Fund Complex

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•  the DFA Fund Complex

Vice President and Secretary of

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

189

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Vice President of • DFA Securities LLC (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional Fund Advisors Canada ULC (since 2016)
Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

•  all the DFA Entities (since 2017)

•  Dimensional Fund Advisors Canada ULC (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•  DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017)

of

•  Dimensional Cayman Commodity Fund I Ltd.

Director of

•  Dimensional Funds plc (since 2014)

•  Dimensional Fund II plc (since 2014)

•  Dimensional Holdings Inc. (since 2017)

•  Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

•  Dimensional Japan Ltd. (2016 – 2017)

•  DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer

(2014 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Director (2017 – 2018) of

•  Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2016) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Accounting Manager (2015-2016)

•  Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors/Trustees and until his or her successor is elected and qualified.

190

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

191

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2019 to October 31, 2020, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
Enhanced U.S. Large Company Portfolio	9%	38%	53%	—	—	100%	—	—	100%	—	—	100%	2%
U.S. Large Cap Equity Portfolio	91%	—	9%	—	—	100%	85%	100%	—	—	4%	—	—
U.S. Large Cap Value Portfolio	46%	—	54%	—	—	100%	79%	100%	—	—	5%	—	—
U.S. Targeted Value Portfolio	35%	—	65%	—	—	100%	64%	100%	—	—	8%	1%	—
U.S. Small Cap Value Portfolio	40%	—	60%	—	—	100%	78%	100%	—	—	6%	1%	—
U.S. Core Equity 1 Portfolio	47%	—	53%	—	—	100%	75%	99%	—	—	4%	1%	—
U.S. Core Equity 2 Portfolio	40%	—	60%	—	—	100%	75%	100%	—	—	4%	1%	—
U.S. Vector Equity Portfolio	41%	—	59%	—	—	100%	75%	100%	—	—	6%	—	—
U.S. Small Cap Portfolio	27%	—	73%	—	—	100%	88%	100%	—	—	4%	1%	—
U.S. Micro Cap Portfolio	27%	—	73%	—	—	100%	89%	100%	—	—	6%	1%	—
U.S. High Relative Profitability Portfolio	100%	—	—	—	—	100%	80%	100%	—	—	3%	—	—
DFA Real Estate Securities Portfolio	94%	—	6%	—	—	100%	—	—	—	—	—	1%	—
DFA Commodity Strategy Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—
Dimensional Investment Group Inc.
U.S. Large Company Portfolio	79%	—	21%	—	—	100%	74%	100%	—	—	3%	—	—

(1)

Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)	“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

See accompanying Notes to Financial Statements.

192

DFA103120-001AD 00253042

Annual Report

Year Ended: October 31, 2020

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY / DIMENSIONAL EMERGING MARKETS VALUE FUND

DFA Investment Dimensions Group Inc.

Large Cap International Portfolio	DFA International Real Estate Securities Portfolio	World Core Equity Portfolio

International Core Equity Portfolio	DFA Global Real Estate Securities Portfolio	Selectively Hedged Global Equity Portfolio

Global Small Company Portfolio	DFA International Small Cap Value Portfolio	Emerging Markets Portfolio

International Small Company Portfolio	International Vector Equity Portfolio	Emerging Markets Small Cap Portfolio

Japanese Small Company Portfolio	International High Relative Profitability Portfolio	Emerging Markets Value Portfolio

Asia Pacific Small Company Portfolio	World ex U.S. Value Portfolio	Emerging Markets Core Equity Portfolio

United Kingdom Small Company Portfolio	World ex U.S. Core Equity Portfolio	Emerging Markets Targeted Value Portfolio

Continental Small Company Portfolio

Dimensional Investment Group Inc.

DFA International Value Portfolio

The DFA Investment Trust Company

The DFA International Value Series	The Continental Small Company Series

The Japanese Small Company Series	The Canadian Small Company Series

The Asia Pacific Small Company Series	The Emerging Markets Series

The United Kingdom Small Company Series	The Emerging Markets Small Cap Series

Dimensional Emerging Markets Value Fund

See the inside front cover for important information about access to your fund’s annual and semi-annual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

[THIS PAGE INTENTIONALLY LEFT BLANK]

December 2020

Dear Fellow Shareholder,

As we come to the end of a year that saw an array of challenges, we want to thank you for the honor of serving you. We recognize that your financial assets play a vital role in your future, and we have tremendous gratitude for the faith you place in us by entrusting those assets with Dimensional.

Since the day our firm was founded nearly 40 years ago, we have focused on bringing the great ideas in finance to life for investors. We believe that a sensible, financial science-based approach offers people the best chance at a successful investment experience. With that as a guiding principle, we continue to innovate in the strategies we offer and how they are executed. We look forward to further work on these efforts—if there’s a better way to do something, we want to pursue it.

We also place great value on helping our clients understand what they can expect from us. We strive to be transparent about what we can deliver, and to then excel in our execution.

That’s how we help clients achieve their financial goals. And at Dimensional, we believe that when investors win, we all win. On behalf of over 1,400 employees, we send our deepest appreciation for letting us serve as the investment manager of your assets.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

i

TABLE OF CONTENTS

CONTINUED

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
P.L.C.	Public Limited Company
SA	Special Assessment
REIT	Real Estate Investment Trust
GDR	Global Depositary Receipt
AUD	Australian Dollars
CAD	Canadian Dollars
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pounds
ILS	Israeli New Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

Investment Footnotes
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Financial Highlights

**	The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net Assets includes the current year effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain (Loss) per share and the ratio of Net Investment Income to Average Net Assets would have been $0.39, $2.11 and 3.39%, respectively had the current year effect of this estimation not been considered.
(A)	Computed using average shares outstanding.
(B)	Non-Annualized
(C)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s) and/or Underlying Fund(s).
(D)	Annualized
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(F)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s).

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
u	Commencement of Operations.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Large Cap International Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

International Core Equity Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Small Company Portfolio vs.

MSCI All Country World Small Cap Index (net dividends)

January 18, 2017-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

International Small Company Portfolio vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Japanese Small Company Portfolio vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Asia Pacific Small Company Portfolio vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

United Kingdom Small Company Portfolio vs.

MSCI United Kingdom Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Continental Small Company Portfolio vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Real Estate Securities Portfolio vs.

S&P Global ex U.S. REIT Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA Global Real Estate Securities Portfolio vs.

S&P Global REIT Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Copyright 2020 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Small Cap Value Portfolio vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

International Vector Equity Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

International High Relative Profitability Portfolio vs.

MSCI World ex USA Index (net dividends)

May 16, 2017-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

World Ex U.S. Value Portfolio vs.

MSCI All Country World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

World Ex U.S. Core Equity Portfolio vs.

MSCI All Country World ex USA Index (net dividends)

April 9, 2013-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

World Core Equity Portfolio vs.

MSCI All Country World Index (net dividends)

March 7, 2012-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Selectively Hedged Global Equity Portfolio vs.

MSCI All Country World Index (net dividends)

November 14, 2011-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Emerging Markets Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Small Cap Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Emerging Markets Value Portfolio — Institutional Class vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Value Portfolio — Class R2 vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

Emerging Markets Core Equity Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Targeted Value Portfolio vs.

MSCI Emerging Markets Index (net dividends)

November 14, 2018-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

Large Cap International Portfolio

The Large Cap International Portfolio invests in developed ex U.S. large company stocks. The investment strategy is process driven, emphasizing broad diversification. with increased exposure to stocks with smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the large-cap segment of developed ex U.S. markets. As of October 31, 2020, the Portfolio held approximately 1,330 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -6.05% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on higher-profitability stocks contributed positively to performance relative to the benchmark, as these stocks generally outperformed lower-profitability stocks. Additionally, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in developed ex U.S. markets.

International Core Equity Portfolio

The International Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 5,040 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -6.32% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With small-cap stocks outperforming large-cap stocks in developed ex U.S. markets for the period, the Portfolio’s inclusion of and emphasis on small-caps had a positive impact on performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. The Portfolio’s greater emphasis on higher-profitability stocks contributed positively to relative performance, as higher-profitability stocks generally outperformed lower-profitability stocks. Additionally, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in developed ex U.S. markets.

Global Small Company Portfolio

The Global Small Company Portfolio is designed to capture the returns of global small company stocks by purchasing shares of seven funds (which shall be collectively referred to below as the “Underlying Funds”) managed by Dimensional that individually invest in Canada, the United States, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, the Asia Pacific region (ex Japan), and emerging markets. The Underlying Funds generally exclude stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Underlying Funds collectively held approximately 10,730 securities in 44 eligible developed and emerging markets.

For the 12 months ended October 31, 2020, total returns were -3.75% for the Portfolio and 0.27% for the MSCI All Country World Small Cap Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Underlying Fund’s exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those stocks outperformed. Conversely, the Underlying Funds’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed globally.

International Small Company Portfolio

The International Small Company Portfolio invests in developed ex U.S. small company stocks by purchasing shares of five Master Funds managed by Dimensional that invest individually in Canada, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, and the Asia Pacific region (ex Japan). The Portfolio generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Funds collectively held approximately 4,200 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -3.64% for the Portfolio and -0.65% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Funds’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those stocks outperformed. Conversely, the Master Funds’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in developed ex U.S. markets.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio invests in Japanese small company stocks by purchasing shares of the Japanese Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 1,710 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -2.32% for the Portfolio and -1.46% for the MSCI Japan Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those stocks outperformed. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in Japan.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore by purchasing shares of the Asia Pacific Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund’s greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 750 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -0.23% for the Portfolio and 3.00% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those securities outperformed. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in Asia Pacific (ex Japan) markets.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio invests in small company stocks in the U.K. by purchasing shares of The United Kingdom Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 330 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -15.27% for the Portfolio and -14.04% for the MSCI United Kingdom Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those securities outperformed for the period. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.K.

Continental Small Company Portfolio

The Continental Small Company Portfolio invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel by purchasing shares of the Continental Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 1,090 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -2.63% for the Portfolio and 3.14% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Master Fund relative to the benchmark, which in turn led to differences in holdings between the Master Fund and the benchmark. These holdings differences detracted from the Master Fund’s performance relative to the benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those securities outperformed for the year. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in eligible markets.

Global Real Estate Market Review	12 Months Ended October 31, 2020

Publicly traded global real estate investment trusts (REITs) had negative returns for the period. REITs underperformed U.S., developed non-U.S., and emerging markets equities. The U.S. REIT market, the world’s largest, had negative performance for the period and underperformed non-U.S. REITs. Among non-U.S. REIT markets, Saudi Arabia, New Zealand, and Turkey were among the strongest performers, while Taiwan, South Africa, and France lagged. At the REIT industry level, industrial and specialized REITs generally outperformed, while hotel and resort REITs and retail REITs generally underperformed.

12 Months Ended October 31, 2020

Return in U.S. Dollars

Dow Jones U.S. Select REIT IndexSM	-25.14%
S&P Global ex U.S. REIT Index	-24.67%
S&P Global REIT Index	-22.87%

Source: Returns are of Standard and Poor’s (S&P) indices net of foreign withholding taxes on dividends. Copyright S&P, 2020. All rights reserved. Dow Jones and S&P have different REIT eligibility criteria which can result in performance differences across different indices representing the same region.

For Portfolios investing in non-U.S. REITs and REIT-like securities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences did not have material overall impact on the Portfolios’ relative performance.

DFA International Real Estate Securities Portfolio

The DFA International Real Estate Securities Portfolio invests in a broadly diversified portfolio of real estate securities in developed ex U.S. and emerging markets. As of October 31, 2020, the Portfolio held approximately 290 securities in 21 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -23.98% for the Portfolio and -24.67% for the S&P Global ex US REIT Index (net dividends), the Portfolio’s benchmark. Withholding tax rate differences between the Portfolio and the benchmark had a positive impact on performance relative to the benchmark as the Portfolio’s actual tax rate was lower than the assumed tax rates of the benchmark. Additionally, Thailand is not an eligible market for the Portfolio but the benchmark holds Thai securities, which had a positive impact on relative performance as those securities underperformed.

DFA Global Real Estate Securities Portfolio

The DFA Global Real Estate Securities Portfolio invests in a broadly diversified group of real estate securities in domestic and international markets, including emerging markets. As of the date of this report, the Portfolio’s investments included the DFA International Real Estate Securities Portfolio, the DFA Real Estate Securities Portfolio, and individual securities. As of October 31, 2020, the Portfolio held, either directly or through the underlying portfolios, approximately 450 securities in 22 eligible developed and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -19.28% for the Portfolio and -22.87% for the S&P Global REIT Index (net dividends), the Portfolio’s benchmark. The Portfolio’s broader inclusion of specialized REITs had a positive impact on performance relative to the benchmark as did withholding tax rate differences between the Portfolio and the benchmark.

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%

Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio invests in small-cap value stocks in developed ex U.S. markets, with an emphasis on those with higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 1,990 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -13.03% for the Portfolio and -0.65% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s focus on value stocks detracted from performance relative to the style-neutral benchmark. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in developed ex U.S. markets.

International Vector Equity Portfolio

The International Vector Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio’s increased exposure to small capitalization and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in developed ex U.S. markets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 4,700 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -8.41% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on low relative price (value) stocks detracted from performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks.

International High Relative Profitability Portfolio

The International High Relative Profitability Portfolio invests in developed ex U.S. large-cap stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher profitability within the large cap high relative profitability segment of developed ex U.S. markets. As of October 31, 2020, the Portfolio held approximately 530 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were 0.80% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s focus on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed lower profitability stocks for the period. The Portfolio’s exclusion of real estate investment trusts (REITs) also had a positive impact on relative performance, as REITs generally underperformed in developed ex U.S. markets.

World ex U.S. Value Portfolio

The World ex U.S. Value Portfolio is designed to capture the returns of value stocks across all market capitalizations in developed ex U.S. and emerging markets. The Portfolio may pursue its objective by holding direct securities; by purchasing shares of funds managed by Dimensional: the DFA International Value Series, the DFA International Small Cap Value Portfolio, and the Dimensional Emerging Markets Value Fund (the “Underlying Funds”); or by a combination of securities and Underlying Funds. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio, directly and through the Underlying Funds, held approximately 5,320 securities in 44 eligible developed ex U.S. and emerging markets.

For the 12 months ended October 31, 2020, total returns were -15.76% for the Portfolio and -2.61% for the MSCI All Country World ex USA Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks globally.

World ex U.S. Core Equity Portfolio

The World ex U.S. Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. and emerging markets with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 9,820 securities in 46 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -4.42% for the Portfolio and -2.61% for the MSCI All Country World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on low relative price (value) stocks detracted from performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in developed ex U.S. and emerging markets. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to performance, as REITs generally underperformed in developed ex U.S. and emerging markets.

World Core Equity Portfolio

The World Core Equity Portfolio seeks long-term capital appreciation generally by investing in a combination of mutual funds managed by Dimensional. As of the date of this report, the Portfolio’s investments included the U.S. Core Equity 1 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the “Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Underlying Funds collectively held more than 13,230 equity securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2020, total returns were 1.25% for the Portfolio and 4.89% for the MSCI All Country World Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks globally, the Underlying Funds’ greater emphasis on value stocks had a negative impact on performance relative to the benchmark. With small-caps underperforming large-caps globally for the period, the Underlying Funds’ inclusion of and emphasis on small-cap stocks also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. Conversely, the Underlying Funds’ exclusion of real estate investment trusts (REITs) contributed positively to performance, as REITs generally underperformed.

Selectively Hedged Global Equity Portfolio

The Selectively Hedged Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of other mutual funds managed by Dimensional. As of the date of this report, the Portfolio invests in the U.S. Core Equity 2 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (the “Underlying Funds”). The Portfolio hedges foreign currency exposure on a selective basis to capture positive forward currency premiums. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Underlying Funds collectively held approximately 13,270 securities in 47 eligible developed and emerging markets.

For the 12 months ended October 31, 2020, total returns were 0.47% for the Portfolio and 4.89% for the MSCI All Country World Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks generally underperforming high relative price (growth) stocks globally, the Underlying Funds’ greater emphasis on value stocks had a negative impact on performance relative to the benchmark. With small-caps underperforming large-caps globally for the period, the Underlying Funds’ inclusion of and emphasis on small-cap stocks also detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). The Portfolio’s strategy of selectively hedging foreign currency exposure detracted from performance relative to the benchmark (which does not hedge currency exposure), as the U.S. dollar generally weakened against the currencies to which the Portfolio had hedged its exposure.

Emerging Markets Portfolio

The Emerging Markets Portfolio invests in large-cap stocks in emerging markets by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2020, the Master Fund held approximately 1,610 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were 2.36% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. The Master Fund’s greater allocation to stocks with smaller market capitalizations within the large cap universe also detracted from relative performance, as these stocks underperformed their larger counterparts for the period.

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio invests in small company stocks in emerging markets by purchasing shares of The Emerging Markets Small Cap Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. The Master Fund’s investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 4,550 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were 0.81% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. With small-cap stocks underperforming large-cap stocks in emerging markets, the Master Fund’s inclusion of stocks with smaller market capitalizations detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Emerging Markets Value Portfolio

The Emerging Markets Value Portfolio invests in value stocks of large and small companies in emerging markets by purchasing shares of the Dimensional Emerging Markets Value Fund, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the value segment of emerging markets. As of October 31, 2020, the Master Fund held approximately 2,870 securities in 22 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -9.98% for the Portfolio’s Class R2 shares, -9.75% for the Portfolio’s Institutional Class shares, and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. With small-cap stocks underperforming large-cap stocks, the Master Fund’s inclusion of small-caps also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio invests in a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 5,600 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were 1.13% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis value stocks detracted from performance relative to the benchmark. With small-cap stocks underperforming large-cap stocks in emerging markets for the period, the Portfolio’s inclusion of and emphasis on small-caps also had a negative impact on relative performance, which is composed primarily of large- and mid-cap stocks.

Emerging Markets Targeted Value Portfolio

The Emerging Markets Targeted Value Portfolio invests in value stocks of small- and mid-cap companies in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the small- and mid-cap value segment of emerging markets. As of October 31, 2020, the Portfolio held approximately 2,180 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -3.89% for the Portfolio and 8.25% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Portfolio’s focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. With small-cap and mid-cap stocks underperforming large-cap stocks, the Portfolio’s focus on small- and mid-cap stocks also detracted from relative performance, which is composed primarily of large- and mid-cap stocks.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLES

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

Large Cap International Portfolio
Actual Fund Return	$1,000.00	$1,104.70	0.22%	$1.16
Hypothetical 5% Annual Return	$1,000.00	$1,024.03	0.22%	$1.12

International Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,126.60	0.30%	$1.60
Hypothetical 5% Annual Return	$1,000.00	$1,023.63	0.30%	$1.53

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

Global Small Company Portfolio (2)
Actual Fund Return	$1,000.00	$1,168.00	0.47%	$2.56
Hypothetical 5% Annual Return	$1,000.00	$1,022.77	0.47%	$2.39

International Small Company Portfolio (2)
Actual Fund Return	$1,000.00	$1,151.90	0.53%	$2.87
Hypothetical 5% Annual Return	$1,000.00	$1,022.47	0.53%	$2.69

Japanese Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,136.50	0.54%	$2.90
Hypothetical 5% Annual Return	$1,000.00	$1,022.42	0.54%	$2.75

Asia Pacific Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,219.30	0.54%	$3.01
Hypothetical 5% Annual Return	$1,000.00	$1,022.42	0.54%	$2.75

United Kingdom Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,075.60	0.59%	$3.08
Hypothetical 5% Annual Return	$1,000.00	$1,022.17	0.59%	$3.00

Continental Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$1,157.80	0.54%	$2.93
Hypothetical 5% Annual Return	$1,000.00	$1,022.42	0.54%	$2.75

DFA International Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$1,056.00	0.26%	$1.34
Hypothetical 5% Annual Return	$1,000.00	$1,023.83	0.26%	$1.32

DFA Global Real Estate Securities Portfolio (4)
Actual Fund Return	$1,000.00	$1,025.70	0.24%	$1.22
Hypothetical 5% Annual Return	$1,000.00	$1,023.93	0.24%	$1.22

DFA International Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,100.90	0.65%	$3.43
Hypothetical 5% Annual Return	$1,000.00	$1,021.87	0.65%	$3.30

International Vector Equity Portfolio
Actual Fund Return	$1,000.00	$1,126.60	0.47%	$2.51
Hypothetical 5% Annual Return	$1,000.00	$1,022.77	0.47%	$2.39

International High Relative Profitability Portfolio
Actual Fund Return	$1,000.00	$1,129.50	0.30%	$1.61
Hypothetical 5% Annual Return	$1,000.00	$1,023.63	0.30%	$1.53

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

World ex U.S. Value Portfolio (2)
Actual Fund Return	$1,000.00	$1,088.70	0.40%	$2.10
Hypothetical 5% Annual Return	$1,000.00	$1,023.13	0.40%	$2.03

World ex U.S. Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,143.60	0.35%	$1.89
Hypothetical 5% Annual Return	$1,000.00	$1,023.38	0.35%	$1.78

World Core Equity Portfolio (2)
Actual Fund Return	$1,000.00	$1,147.60	0.32%	$1.73
Hypothetical 5% Annual Return	$1,000.00	$1,023.53	0.32%	$1.63

Selectively Hedged Global Equity Portfolio (2)
Actual Fund Return	$1,000.00	$1,140.70	0.36%	$1.94
Hypothetical 5% Annual Return	$1,000.00	$1,023.33	0.36%	$1.83

Emerging Markets Portfolio (3)
Actual Fund Return	$1,000.00	$1,194.00	0.44%	$2.43
Hypothetical 5% Annual Return	$1,000.00	$1,022.93	0.44%	$2.24

Emerging Markets Small Cap Portfolio (3)
Actual Fund Return	$1,000.00	$1,220.00	0.69%	$3.85
Hypothetical 5% Annual Return	$1,000.00	$1,021.67	0.69%	$3.51

Emerging Markets Value Portfolio (3)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,116.60	0.77%	$4.10
Institutional Class Shares	$1,000.00	$1,117.90	0.52%	$2.77
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.27	0.77%	$3.91
Institutional Class Shares	$1,000.00	$1,022.52	0.52%	$2.64

Emerging Markets Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,196.90	0.49%	$2.71
Hypothetical 5% Annual Return	$1,000.00	$1,022.67	0.49%	$2.49

Emerging Markets Targeted Value Portfolio
Actual Fund Return	$1,000.00	$1,191.40	0.84%	$4.63
Hypothetical 5% Annual Return	$1,000.00	$1,020.91	0.84%	$4.27

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

DISCLOSURE OF FUND EXPENSES

CONTINUED

(2)

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds’ portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

(3)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

(4)

The Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the fund and the fund’s portion of the expenses of its Master and/or Underlying Funds (Affiliated Investment Companies).

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request,, without charge, by calling collect: (512) 306- 7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512)306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere in the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company’s holdings, which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%
Emerging Markets Value Portfolio	100.0%

FUNDS OF FUNDS

Affiliated Investment Companies
Global Small Company Portfolio	100.0%
International Small Company Portfolio	100.0%
World ex U.S. Value Portfolio	100.0%
World Core Equity Portfolio	100.0%
Selectively Hedged Global Equity Portfolio	100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

INTERNATIONAL EQUITY PORTFOLIOS

Large Cap International Portfolio
Communication Services	6.5%
Consumer Discretionary	12.9%
Consumer Staples	11.2%
Energy	3.6%
Financials	14.4%
Health Care	11.7%
Industrials	16.1%
Information Technology	7.8%
Materials	10.2%
Real Estate	1.8%
Utilities	3.8%

100.0%

DFA Global Real Estate Securities Portfolio
Affiliated Investment Companies	45.9%
Real Estate	54.1%

100.0%

International High Relative Profitability Portfolio
Communication Services	10.2%
Consumer Discretionary	15.4%
Consumer Staples	14.3%
Energy	1.4%
Financials	4.7%
Health Care	14.4%
Industrials	18.4%
Information Technology	8.8%
Materials	9.4%
Real Estate	0.7%
Utilities	2.3%

100.0%

Emerging Markets Targeted Value Portfolio
Communication Services	4.2%
Consumer Discretionary	11.6%
Consumer Staples	4.4%
Energy	2.8%
Financials	14.6%
Health Care	4.8%
Industrials	17.0%
Information Technology	13.2%
Materials	17.2%
Real Estate	8.4%
Utilities	1.8%

100.0%

International Core Equity Portfolio
Communication Services	6.2%
Consumer Discretionary	14.4%
Consumer Staples	8.5%
Energy	3.6%
Financials	13.8%
Health Care	7.8%
Industrials	18.7%
Information Technology	7.7%
Materials	13.1%
Real Estate	2.7%
Utilities	3.5%

100.0%

DFA International Small Cap Value Portfolio
Communication Services	2.7%
Consumer Discretionary	14.4%
Consumer Staples	4.8%
Energy	5.0%
Financials	20.3%
Health Care	2.7%
Industrials	24.1%
Information Technology	3.7%
Materials	17.2%
Real Estate	3.7%
Utilities	1.4%

100.0%

World ex U.S. Core Equity Portfolio
Communication Services	6.9%
Consumer Discretionary	13.9%
Consumer Staples	8.1%
Energy	4.1%
Financials	14.3%
Health Care	6.8%
Industrials	15.8%
Information Technology	11.2%
Materials	12.0%
Real Estate	3.7%
Utilities	3.2%

100.0%

DFA International Real Estate Securities Portfolio
Real Estate	100.0%

100.0%

International Vector Equity Portfolio
Communication Services	5.1%
Consumer Discretionary	14.2%
Consumer Staples	6.5%
Energy	4.5%
Financials	16.9%
Health Care	5.6%
Industrials	21.1%
Information Technology	7.2%
Materials	13.7%
Real Estate	2.9%
Utilities	2.3%

100.0%

Emerging Markets Core Equity Portfolio
Communication Services	10.6%
Consumer Discretionary	13.8%
Consumer Staples	6.5%
Energy	4.8%
Financials	15.2%
Health Care	4.0%
Industrials	7.7%
Information Technology	20.2%
Materials	10.2%
Real Estate	4.2%
Utilities	2.8%

100.0%

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.9%)
AUSTRALIA — (5.9%)
BHP Group, Ltd.	842,811	$20,203,550	0.4%
Commonwealth Bank of Australia	470,347	22,836,066	0.5%
CSL, Ltd.	137,898	27,918,453	0.6%
Other Securities		212,542,899	4.5%

TOTAL AUSTRALIA		283,500,968	6.0%

AUSTRIA — (0.1%)
Other Securities		4,826,219	0.1%

BELGIUM — (0.9%)
Anheuser-Busch InBev SA	265,831	13,750,419	0.3%
Other Securities		27,813,601	0.6%

TOTAL BELGIUM		41,564,020	0.9%

CANADA — (8.9%)
Canadian National Railway Co.	149,760	14,877,082	0.3%
# Royal Bank of Canada	335,579	23,465,090	0.5%
Royal Bank of Canada	216,240	15,134,638	0.3%
Other Securities		378,134,979	8.1%

TOTAL CANADA		431,611,789	9.2%

DENMARK — (2.5%)
Novo Nordisk A.S., Class B	541,515	34,530,047	0.7%
Other Securities		86,377,814	1.9%

TOTAL DENMARK		120,907,861	2.6%

FINLAND — (1.3%)
Other Securities		61,160,733	1.3%

FRANCE — (9.0%)
Air Liquide SA	137,694	20,136,133	0.4%
* Airbus SE	183,285	13,410,237	0.3%
Kering SA	22,325	13,491,357	0.3%
L’Oreal SA	53,362	17,245,813	0.4%
LVMH Moet Hennessy Louis Vuitton SE	92,526	43,371,349	0.9%
Sanofi	214,267	19,346,883	0.4%
Schneider Electric SE	136,443	16,578,700	0.4%
Total SE	608,182	18,425,913	0.4%
Vinci SA	172,107	13,593,883	0.3%
Other Securities		260,675,632	5.5%

TOTAL FRANCE		436,275,900	9.3%

GERMANY — (6.7%)
* Adidas AG	48,528	14,417,905	0.3%
Daimler AG	270,117	13,961,939	0.3%
Deutsche Post AG	337,563	14,966,861	0.3%
Deutsche Telekom AG	1,271,712	19,328,430	0.4%
SAP SE	248,559	26,517,412	0.6%
Siemens AG	130,592	15,320,535	0.3%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$217,140,799	4.6%

TOTAL GERMANY		321,653,881	6.8%

HONG KONG — (2.6%)
AIA Group, Ltd.	3,249,000	30,921,296	0.7%
Hong Kong Exchanges & Clearing, Ltd.	349,451	16,745,240	0.4%
Other Securities		75,698,724	1.5%

TOTAL HONG KONG		123,365,260	2.6%

IRELAND — (0.8%)
Other Securities		40,195,468	0.9%

ISRAEL — (0.4%)
Other Securities		21,843,158	0.5%

ITALY — (2.0%)
Enel SpA	2,271,536	18,059,853	0.4%
Other Securities		77,883,513	1.6%

TOTAL ITALY		95,943,366	2.0%

JAPAN — (23.9%)
Daikin Industries, Ltd.	74,200	13,885,285	0.3%
KDDI Corp.	742,300	20,082,919	0.4%
Keyence Corp.	32,904	14,932,575	0.3%
Nintendo Co., Ltd.	30,500	16,491,007	0.4%
NTT DOCOMO, Inc.	481,328	17,922,340	0.4%
Recruit Holdings Co., Ltd.	399,800	15,212,648	0.3%
SoftBank Group Corp.	306,176	19,942,398	0.4%
Sony Corp.	401,800	33,496,629	0.7%
Toyota Motor Corp.	608,523	39,947,641	0.9%
# Toyota Motor Corp., Sponsored ADR	65,041	8,539,233	0.2%
Other Securities		953,957,225	20.3%

TOTAL JAPAN		1,154,409,900	24.6%

NETHERLANDS — (3.7%)
ASML Holding NV	72,895	26,330,403	0.6%
Koninklijke Ahold Delhaize NV	597,549	16,382,264	0.3%
# Unilever NV	268,265	15,123,100	0.3%
Wolters Kluwer NV	167,575	13,567,988	0.3%
Other Securities		107,630,980	2.3%

TOTAL NETHERLANDS		179,034,735	3.8%

NEW ZEALAND — (0.4%)
Other Securities		21,045,262	0.4%

NORWAY — (0.6%)
Other Securities		29,464,155	0.6%

PORTUGAL — (0.2%)
Other Securities		7,487,329	0.2%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SINGAPORE — (0.7%)
Other Securities		$35,939,775	0.8%

SPAIN — (2.0%)
Iberdrola SA	2,077,556	24,530,901	0.5%
Other Securities		70,289,852	1.5%

TOTAL SPAIN		94,820,753	2.0%

SWEDEN — (3.0%)
Other Securities		144,946,428	3.1%

SWITZERLAND — (8.2%)
Nestle SA	915,482	102,971,482	2.2%
Novartis AG	448,358	34,937,212	0.7%
Roche Holding AG	8,668	2,792,840	0.1%
Roche Holding AG	227,381	73,064,642	1.6%
Other Securities		182,878,074	3.8%

TOTAL SWITZERLAND		396,644,250	8.4%

UNITED KINGDOM — (12.1%)
AstraZeneca P.L.C.	141,555	14,212,896	0.3%
AstraZeneca P.L.C., Sponsored ADR	570,883	28,635,491	0.6%
Diageo P.L.C., Sponsored ADR	105,239	13,700,013	0.3%
Reckitt Benckiser Group P.L.C.	172,565	15,200,993	0.3%
# Rio Tinto P.L.C., Sponsored ADR	267,962	15,212,203	0.3%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	837,467	20,224,828	0.4%
# Unilever P.L.C., Sponsored ADR	274,641	15,607,848	0.3%
Other Securities		460,143,761	9.9%

TOTAL UNITED KINGDOM		582,938,033	12.4%

TOTAL COMMON STOCKS		4,629,579,243	98.5%

PREFERRED STOCKS — (0.5%)

GERMANY — (0.5%)
Other Securities		22,490,733	0.5%

RIGHTS/WARRANTS — (0.0%)

UNITED KINGDOM — (0.0%)
Other Security		588,083	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,983,423,495)		4,652,658,059

		Value†

SECURITIES LENDING COLLATERAL — (3.6%)
@§ The DFA Short Term Investment Fund	15,069,216	174,365,896	3.7%

TOTAL INVESTMENTS—(100.0%) (Cost $4,157,749,800)		$4,827,023,955	102.7%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

As of October 31, 2020, Large Cap International Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	267	12/18/20	$44,330,250	$43,583,745	$(746,505)

Total Futures Contracts			$44,330,250	$43,583,745	$(746,505)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$5,609,966	$277,891,002	—	$283,500,968
Austria	—	4,826,219	—	4,826,219
Belgium	606,184	40,957,836	—	41,564,020
Canada	427,847,340	3,764,449	—	431,611,789
Denmark	3,864,514	117,043,347	—	120,907,861
Finland	46,937	61,113,796	—	61,160,733
France	4,836,531	431,439,369	—	436,275,900
Germany	14,457,718	307,196,163	—	321,653,881
Hong Kong	550,272	122,814,988	—	123,365,260
Ireland	13,125,467	27,070,001	—	40,195,468
Israel	6,403,851	15,439,307	—	21,843,158
Italy	6,104,440	89,838,926	—	95,943,366
Japan	21,314,917	1,133,094,983	—	1,154,409,900
Netherlands	48,313,641	130,721,094	—	179,034,735
New Zealand	—	21,045,262	—	21,045,262
Norway	52,140	29,412,015	—	29,464,155
Portugal	—	7,487,329	—	7,487,329
Singapore	—	35,939,775	—	35,939,775
Spain	2,514,115	92,306,638	—	94,820,753
Sweden	—	144,946,428	—	144,946,428
Switzerland	28,278,388	368,365,862	—	396,644,250
United Kingdom	167,773,824	415,164,209	—	582,938,033
Preferred Stocks
Germany	—	22,490,733	—	22,490,733
Rights/Warrants
United Kingdom	—	588,083	—	588,083
Securities Lending Collateral	—	174,365,896	—	174,365,896
Futures Contracts**	(746,505)	—	—	(746,505)

TOTAL	$750,953,740	$4,075,323,710	—	$4,826,277,450

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.1%)
AUSTRALIA — (6.5%)
BHP Group, Ltd.	4,074,214	$97,665,537	0.4%
Commonwealth Bank of Australia	1,042,706	50,624,971	0.2%
CSL, Ltd.	345,823	70,014,383	0.3%
Fortescue Metals Group, Ltd.	5,968,860	73,019,990	0.3%
Rio Tinto, Ltd.	692,143	45,026,569	0.2%
Other Securities		1,338,836,051	5.3%

TOTAL AUSTRALIA		1,675,187,501	6.7%

AUSTRIA — (0.4%)
Other Securities		113,638,061	0.5%

BELGIUM — (1.1%)
# Anheuser-BuschInBev SA	913,054	47,228,786	0.2%
Other Securities		241,815,922	1.0%

TOTAL BELGIUM		289,044,708	1.2%

CANADA — (9.1%)
# Bankof Montreal	835,441	49,683,676	0.2%
Canadian Natural Resources, Ltd.	2,874,569	45,849,376	0.2%
Kinross Gold Corp.	8,338,438	66,341,997	0.3%
# KirklandLake Gold, Ltd.	1,396,348	63,618,056	0.3%
# NationalBank of Canada	1,008,670	48,408,286	0.2%
Royal Bank of Canada	858,381	60,021,597	0.3%
Royal Bank of Canada	1,068,243	74,766,328	0.3%
Other Securities		1,950,972,681	7.7%

TOTAL CANADA		2,359,661,997	9.5%

CHINA — (0.0%)
Other Securities		243,369	0.0%

DENMARK — (2.2%)
Novo Nordisk A.S., Class B	891,477	56,845,596	0.2%
Other Securities		510,565,789	2.1%

TOTAL DENMARK		567,411,385	2.3%

FINLAND — (1.7%)
Other Securities		442,698,184	1.8%

FRANCE — (7.4%)
Cie Generale des Etablissements Michelin SCA	610,972	65,985,567	0.3%
#* IngenicoGroup SA	328,454	47,223,576	0.2%
LVMH Moet Hennessy Louis Vuitton SE	248,440	116,455,677	0.5%
Orange SA	4,330,858	48,633,895	0.2%
* PeugeotSA	3,367,636	60,496,910	0.3%
Teleperformance	180,912	54,306,679	0.2%
Total SE	2,092,369	63,391,894	0.3%
Vinci SA	563,434	44,502,872	0.2%
Other Securities		1,422,100,701	5.5%

TOTAL FRANCE		1,923,097,771	7.7%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (6.2%)
Allianz SE	283,403	$49,922,740	0.2%
Bayerische Motoren Werke AG	951,135	64,999,355	0.3%
Daimler AG	1,555,981	80,426,303	0.3%
Deutsche Telekom AG	5,414,362	82,291,521	0.3%
Other Securities		1,318,734,586	5.3%

TOTAL GERMANY		1,596,374,505	6.4%

HONG KONG — (2.6%)
AIA Group, Ltd.	7,285,200	69,334,512	0.3%
Other Securities		591,695,012	2.3%

TOTAL HONG KONG		661,029,524	2.6%

IRELAND — (0.9%)
* KingspanGroup P.L.C.	619,289	54,044,888	0.2%
Other Securities		172,489,751	0.7%

TOTAL IRELAND		226,534,639	0.9%

ISRAEL — (0.7%)
Other Securities		179,073,078	0.7%

ITALY — (2.3%)
Other Securities		582,554,463	2.3%

JAPAN — (24.2%)
KDDI Corp.	2,158,400	58,395,489	0.3%
NTT DOCOMO, Inc.	1,433,300	53,369,200	0.2%
SoftBank Group Corp.	2,506,763	163,274,904	0.7%
Sony Corp.	1,141,000	95,121,089	0.4%
Toyota Motor Corp.	2,411,895	158,333,397	0.7%
Other Securities		5,723,037,846	22.7%

TOTAL JAPAN		6,251,531,925	25.0%

NETHERLANDS — (3.4%)
ASML Holding NV	180,590	65,230,914	0.3%
Koninklijke Ahold Delhaize NV	3,769,401	103,341,020	0.4%
# UnileverNV	796,683	44,911,995	0.2%
Wolters Kluwer NV	580,125	46,970,784	0.2%
Other Securities		622,506,743	2.4%

TOTAL NETHERLANDS.		882,961,456	3.5%

NEW ZEALAND — (0.6%)
Other Securities		142,882,517	0.6%

NORWAY — (0.8%)
Other Securities		198,746,127	0.8%

PORTUGAL — (0.2%)
Other Securities		55,136,064	0.2%

SINGAPORE — (0.8%)
Other Securities		218,169,590	0.9%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (1.8%)
Iberdrola SA	8,110,077	$95,760,355	0.4%
Other Securities		368,610,393	1.5%

TOTAL SPAIN		464,370,748	1.9%

SWEDEN — (3.0%)
* VolvoAB, Class B	2,990,796	58,132,667	0.2%
Other Securities		721,724,686	2.9%

TOTAL SWEDEN		779,857,353	3.1%

SWITZERLAND — (7.2%)
Nestle SA	2,748,677	309,165,386	1.2%
Novartis AG, Sponsored ADR	953,193	74,425,309	0.3%
Roche Holding AG	634,350	203,836,537	0.8%
Sika AG	258,120	63,498,747	0.3%
Swisscom AG	97,290	49,481,777	0.2%
Other Securities		1,165,742,631	4.7%

TOTAL SWITZERLAND		1,866,150,387	7.5%

UNITED KINGDOM — (12.0%)
AstraZeneca P.L.C., Sponsored ADR	1,444,584	72,460,333	0.3%
# BP P.L.C., Sponsored ADR	3,919,514	60,674,077	0.3%
# HSBC Holdings P.L.C., Sponsored ADR	3,163,564	66,371,573	0.3%
# Rio Tinto P.L.C., Sponsored ADR	1,793,636	101,824,716	0.4%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	3,281,476	79,247,645	0.3%
Other Securities		2,726,170,961	10.8%

TOTAL UNITED KINGDOM		3,106,749,305	12.4%

UNITED STATES — (0.0%)
Other Security		117,462	0.0%

TOTAL COMMON STOCKS		24,583,222,119	98.5%

PREFERRED STOCKS — (0.6%)

GERMANY — (0.6%)
Volkswagen AG	486,012	70,794,485	0.3%
Other Securities		89,603,134	0.3%

TOTAL GERMANY		160,397,619	0.6%

UNITED KINGDOM — (0.0%)
Other Security		12,071	0.0%

TOTAL PREFERRED STOCKS		160,409,690	0.6%

RIGHTS/WARRANTS — (0.1%)

CANADA — (0.0%)
Other Securities		2,385,955	0.0%

SPAIN — (0.0%)
Other Security		290,076	0.0%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
UNITED KINGDOM — (0.1%)
Other Security		$2,836,103	0.0%

TOTAL RIGHTS/WARRANTS		5,512,134	0.0%

TOTAL INVESTMENT SECURITIES (Cost $23,838,375,268)		24,749,143,943

		Value†
SECURITIES LENDING COLLATERAL — (4.2%)
@§ The DFA Short Term Investment Fund	94,632,109	1,094,988,135	4.4%

TOTAL INVESTMENTS—(100.0%) (Cost $24,933,131,946)		$25,844,132,078	103.5%

As of October 31, 2020, International Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	652	12/18/20	$108,289,939	$106,429,220	$(1,860,719)

Total Futures Contracts			$108,289,939	$106,429,220	$(1,860,719)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$38,590,121	$1,636,597,380	—	$1,675,187,501
Austria	55,818	113,582,243	—	113,638,061
Belgium	9,045,156	279,999,552	—	289,044,708
Canada	2,348,574,831	11,087,166	—	2,359,661,997
China	—	243,369	—	243,369
Denmark	38,032,631	529,378,754	—	567,411,385
Finland	—	442,698,184	—	442,698,184
France	45,130,248	1,877,967,523	—	1,923,097,771
Germany	54,985,991	1,541,388,514	—	1,596,374,505
Hong Kong	964,267	660,065,257	—	661,029,524
Ireland	34,909,293	191,625,346	—	226,534,639
Israel	22,365,640	156,707,438	—	179,073,078
Italy	15,229,693	567,324,770	—	582,554,463
Japan	111,709,398	6,139,822,527	—	6,251,531,925
Netherlands	129,788,011	753,173,445	—	882,961,456
New Zealand	293,531	142,588,986	—	142,882,517
Norway	7,664,119	191,082,008	—	198,746,127
Portugal	357,219	54,778,845	—	55,136,064
Singapore	6,849	218,162,741	—	218,169,590
Spain	3,884,358	460,486,390	—	464,370,748
Sweden	2,457,196	777,400,157	—	779,857,353
Switzerland	142,178,837	1,723,971,550	—	1,866,150,387

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
United Kingdom	$599,111,609	$2,507,637,696	—	$3,106,749,305
United States	—	117,462	—	117,462
Preferred Stocks
Germany	—	160,397,619	—	160,397,619
United Kingdom	—	12,071	—	12,071
Rights/Warrants
Canada	—	2,385,955	—	2,385,955
Spain	—	290,076	—	290,076
United Kingdom	—	2,836,103	—	2,836,103
Securities Lending Collateral	—	1,094,988,135	—	1,094,988,135
Futures Contracts**	(1,860,719)	—	—	(1,860,719)

TOTAL	$3,603,474,097	$22,238,797,262	—	$25,842,271,359

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

GLOBAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Small Cap Portfolio of DFA Investment Dimensions Group Inc	803,093	$24,895,890
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company		5,733,151
Investment in The Continental Small Company Series of The DFA Investment Trust Company		5,130,613
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		3,180,392
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		1,853,536
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		1,503,122
Investment in The Canadian Small Company Series of The DFA Investment Trust Company		1,417,491

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $43,969,799)		$43,714,195

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$43,714,195	—	—	$43,714,195

TOTAL	$43,714,195	—	—	$43,714,195

See accompanying Notes to Financial Statements.

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$4,057,689,728
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	2,472,938,534
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	1,457,035,142
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	1,146,647,138
Investment in The Canadian Small Company Series of The DFA Investment Trust Company	946,466,202

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$10,080,776,744

As of October 31, 2020, International Small Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	475	12/18/20	$78,811,800	$77,536,625	$(1,275,175)

Total Futures Contracts			$78,811,800	$77,536,625	$(1,275,175)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$10,080,776,744	—	—	$10,080,776,744
Futures Contracts**	(1,275,175)	—	—	(1,275,175)

TOTAL	$10,079,501,569	—	—	$10,079,501,569

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

JAPANESE SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$467,034,485

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$467,034,485

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

ASIA PACIFIC SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	$378,863,871

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$378,863,871

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

UNITED KINGDOM SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$16,892,837

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$16,892,837

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

CONTINENTAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$539,124,853

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$539,124,853

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (92.3%)
AUSTRALIA — (18.0%)
Charter Hall Group	5,431,397	$47,093,077	1.0%
Dexus	12,475,576	75,477,814	1.6%
Goodman Group	19,072,383	246,856,800	5.3%
GPT Group (The)	22,487,604	63,690,549	1.4%
Mirvac Group	44,833,141	66,486,256	1.4%
Scentre Group	58,622,741	86,510,715	1.9%
Stockland	26,589,291	71,899,618	1.6%
Vicinity Centres	46,119,137	39,192,370	0.8%
Other Securities		197,503,160	4.3%

TOTAL AUSTRALIA		894,710,359	19.3%

BELGIUM — (3.7%)
Aedifica SA	385,213	38,821,693	0.8%
Cofinimmo SA	312,909	42,526,465	0.9%
Warehouses De Pauw CVA	1,641,998	55,012,302	1.2%
Other Securities		46,259,727	1.0%

TOTAL BELGIUM		182,620,187	3.9%

CANADA — (4.7%)
# Canadian Apartment Properties REIT	1,000,265	32,155,933	0.7%
Other Securities		201,961,130	4.3%

TOTAL CANADA		234,117,063	5.0%

CHINA — (0.2%)
Other Securities		10,478,775	0.2%

FRANCE — (3.4%)
Covivio	614,468	36,591,953	0.8%
# Gecina SA	554,553	68,843,877	1.5%
# Klepierre SA	2,404,190	30,461,301	0.7%
Other Securities		33,470,881	0.6%

TOTAL FRANCE		169,368,012	3.6%

GERMANY — (0.7%)
Other Securities		34,754,830	0.8%

HONG KONG — (4.6%)
Link REIT	24,676,105	188,324,513	4.1%
Other Securities		38,806,166	0.8%

TOTAL HONG KONG		227,130,679	4.9%

IRELAND — (0.4%)
Other Securities		17,847,444	0.4%

ITALY — (0.1%)
Other Securities		3,271,953	0.1%

JAPAN — (26.1%)
Activia Properties, Inc.	7,953	28,734,326	0.6%
Advance Residence Investment Corp.	16,113	47,048,322	1.0%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
JAPAN — (Continued)
Daiwa House REIT Investment Corp.	23,269	$53,827,278	1.2%
GLP J-Reit	44,121	68,019,045	1.5%
# Industrial & Infrastructure Fund Investment Corp.	21,049	35,831,429	0.8%
Japan Logistics Fund, Inc.	10,199	28,661,990	0.6%
Japan Real Estate Investment Corp.	15,460	75,764,897	1.6%
Japan Retail Fund Investment Corp.	31,459	45,345,204	1.0%
# Kenedix Office Investment Corp.	5,187	30,000,322	0.6%
Nippon Accommodations Fund, Inc.	5,146	29,479,726	0.6%
# Nippon Building Fund, Inc.	14,206	71,751,675	1.5%
Nippon Prologis REIT, Inc.	24,608	80,995,726	1.7%
Nomura Real Estate Master Fund, Inc.	48,860	58,346,279	1.3%
Orix JREIT, Inc.	30,319	42,610,604	0.9%
# Sekisui House Reit, Inc.	50,069	35,012,877	0.8%
United Urban Investment Corp.	35,700	38,115,816	0.8%
Other Securities		524,375,951	11.3%

TOTAL JAPAN		1,293,921,467	27.8%

MALAYSIA — (0.5%)
Other Securities		27,612,423	0.6%

MEXICO — (1.5%)
# Fibra Uno Administracion S.A. de C.V.	38,682,934	29,415,917	0.6%
Other Securities		45,487,151	1.0%

TOTAL MEXICO		74,903,068	1.6%

NETHERLANDS — (1.9%)
# Unibail-Rodamco-Westfield (BFYM460)	1,213,572	49,126,483	1.1%
Other Securities		43,179,323	0.9%

TOTAL NETHERLANDS		92,305,806	2.0%

NEW ZEALAND — (1.5%)
Other Securities		74,989,759	1.6%

SINGAPORE — (9.6%)
Ascendas Real Estate Investment Trust	33,186,192	70,026,837	1.5%
# CapitaLand Mall Trust	50,660,711	64,215,358	1.4%
Keppel DC REIT	14,296,483	30,354,502	0.7%
# Mapletree Commercial Trust	23,754,206	29,951,116	0.6%
Mapletree Industrial Trust	17,439,758	38,867,124	0.8%
Mapletree Logistics Trust	28,607,456	40,865,530	0.9%
Other Securities		201,333,614	4.3%

TOTAL SINGAPORE		475,614,081	10.2%

SOUTH AFRICA — (1.2%)
Other Securities		58,603,546	1.3%

SPAIN — (1.1%)
Merlin Properties Socimi SA	4,381,606	29,492,762	0.6%
Other Securities		26,534,857	0.6%

TOTAL SPAIN		56,027,619	1.2%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (0.3%)
Other Securities		$16,159,929	0.4%

TURKEY — (0.2%)
Other Securities		9,552,032	0.2%

UNITED KINGDOM — (12.6%)
Big Yellow Group P.L.C.	2,186,308	31,156,906	0.7%
British Land Co. P.L.C. (The)	11,080,454	50,038,355	1.1%
Derwent London P.L.C.	1,341,890	46,209,966	1.0%
# Land Securities Group P.L.C.	8,773,483	57,887,599	1.2%
LondonMetric Property P.L.C.	11,773,255	32,917,139	0.7%
Safestore Holdings P.L.C.	3,114,018	32,416,846	0.7%
Segro P.L.C.	14,094,509	164,690,007	3.5%
Tritax Big Box REIT P.L.C.	20,913,266	42,432,659	0.9%
* UNITE Group P.L.C. (The)	3,260,016	35,181,129	0.8%
Other Securities		131,617,397	2.8%

TOTAL UNITED KINGDOM		624,548,003	13.4%

TOTAL COMMON STOCKS		4,578,537,035	98.5%

TOTAL INVESTMENT SECURITIES (Cost $5,115,107,005)		4,578,537,035

		Value†
SECURITIES LENDING COLLATERAL — (7.7%)
@§ The DFA Short Term Investment Fund	32,784,321	379,347,377	8.2%

TOTAL INVESTMENTS—(100.0%) (Cost $5,494,423,502)		$4,957,884,412	106.7%

As of October 31, 2020, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	187	12/18/20	$32,202,344	$30,524,945	$(1,677,399)

Total Futures Contracts			$32,202,344	$30,524,945	$(1,677,399)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$458,066	$894,252,293	—	$894,710,359
Belgium	—	182,620,187	—	182,620,187
Canada	234,117,063	—	—	234,117,063
China	—	10,478,775	—	10,478,775
France	—	169,368,012	—	169,368,012

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Germany	—	$34,754,830	—	$34,754,830
Hong Kong	—	227,130,679	—	227,130,679
Ireland	—	17,847,444	—	17,847,444
Italy	—	3,271,953	—	3,271,953
Japan	—	1,293,921,467	—	1,293,921,467
Malaysia	—	27,612,423	—	27,612,423
Mexico	$74,903,068	—	—	74,903,068
Netherlands	—	92,305,806	—	92,305,806
New Zealand	—	74,989,759	—	74,989,759
Singapore	—	475,614,081	—	475,614,081
South Africa	—	58,603,546	—	58,603,546
Spain	—	56,027,619	—	56,027,619
Taiwan	—	16,159,929	—	16,159,929
Turkey	—	9,552,032	—	9,552,032
United Kingdom	—	624,548,003	—	624,548,003
Securities Lending Collateral	—	379,347,377	—	379,347,377
Futures Contracts**	(1,677,399)	—	—	(1,677,399)

TOTAL	$307,800,798	$4,648,406,215	—	$4,956,207,013

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (53.6%)
UNITED STATES — (53.6%)
	Alexandria Real Estate Equities, Inc.	502,810	$76,185,771	1.1%
	American Campus Communities, Inc.	557,058	20,867,393	0.3%
	American Homes 4 Rent, Class A	1,151,985	32,566,627	0.4%
	American Tower Corp.	1,735,168	398,481,331	5.5%
#	AvalonBay Communities, Inc.	561,134	78,070,573	1.1%
	Boston Properties, Inc.	579,858	41,987,518	0.6%
	Camden Property Trust	395,058	36,440,150	0.5%
	CoreSite Realty Corp.	172,151	20,547,943	0.3%
	Crown Castle International Corp.	1,634,939	255,377,472	3.5%
	CubeSmart	784,180	26,607,227	0.4%
	CyrusOne, Inc.	474,061	33,682,034	0.5%
	Digital Realty Trust, Inc.	885,428	127,767,232	1.8%
	Duke Realty Corp.	1,477,396	56,126,274	0.8%
	EastGroup Properties, Inc.	159,200	21,186,336	0.3%
	Equinix, Inc.	336,500	246,062,260	3.4%
	Equity LifeStyle Properties, Inc.	692,628	40,996,651	0.6%
	Equity Residential	1,483,968	69,716,817	1.0%
	Essex Property Trust, Inc.	259,989	53,191,150	0.7%
	Extra Space Storage, Inc.	519,649	60,253,302	0.8%
	First Industrial Realty Trust, Inc.	522,323	20,793,679	0.3%
	Gaming and Leisure Properties, Inc.	840,012	30,534,436	0.4%
	Healthcare Trust of America, Inc., Class A	884,544	21,494,419	0.3%
	Healthpeak Properties, Inc.	2,146,229	57,883,796	0.8%
	Host Hotels & Resorts, Inc.	2,798,309	29,326,278	0.4%
	Invitation Homes, Inc.	2,234,793	60,920,453	0.8%
#	Iron Mountain, Inc.	1,168,783	30,458,485	0.4%
	Kilroy Realty Corp.	423,624	19,944,218	0.3%
	Lamar Advertising Co., Class A	349,659	21,664,872	0.3%
	Life Storage, Inc.	189,902	21,677,313	0.3%
	Medical Properties Trust, Inc.	2,145,028	38,224,399	0.5%
	Mid-America Apartment Communities, Inc.	455,808	53,160,831	0.7%
#	National Retail Properties, Inc.	702,392	22,483,568	0.3%
	Omega Healthcare Investors, Inc.	918,650	26,466,311	0.4%
	Prologis, Inc.	2,885,094	286,201,283	4.0%
	Public Storage	614,993	140,876,447	1.9%
	Realty Income Corp.	1,375,641	79,594,588	1.1%
	Regency Centers Corp.	686,719	24,440,315	0.3%
	Rexford Industrial Realty, Inc.	501,030	23,277,854	0.3%
	SBA Communications Corp.	443,093	128,660,914	1.8%
	Simon Property Group, Inc.	1,219,545	76,599,621	1.1%
	STORE Capital Corp.	974,506	25,044,804	0.3%
	Sun Communities, Inc.	392,316	53,994,451	0.7%
	UDR, Inc.	1,196,845	37,389,438	0.5%
	Ventas, Inc.	1,487,025	58,692,877	0.8%
	VEREIT, Inc.	4,362,883	27,049,875	0.4%
	Vornado Realty Trust	634,192	19,488,720	0.3%
	Welltower, Inc.	1,608,880	86,509,478	1.2%
	WP Carey, Inc.	693,357	43,411,082	0.6%
	Other Securities		643,304,224	8.9%

TOTAL UNITED STATES			3,905,683,090	54.0%

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
AFFILIATED INVESTMENT COMPANIES — (45.4%)
DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc	686,418,396	$2,587,797,354	35.8%
DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc	21,075,018	720,976,350	10.0%

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES		3,308,773,704	45.8%

TOTAL INVESTMENT SECURITIES (Cost $7,526,353,654)		7,214,456,794

SECURITIES LENDING COLLATERAL — (1.0%)
@§ The DFA Short Term Investment Fund	6,235,899	72,155,584	1.0%

TOTAL INVESTMENTS—(100.0%) (Cost $7,598,493,388)		$7,286,612,378	100.8%

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$3,905,630,308	$52,782	—	$3,905,683,090
Affiliated Investment Companies	3,308,773,704	—	—	3,308,773,704
Securities Lending Collateral	—	72,155,584	—	72,155,584

TOTAL	$7,214,404,012	$72,208,366	—	$7,286,612,378

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.6%)
AUSTRALIA — (7.6%)
Cleanaway Waste Management, Ltd.	35,410,403	$51,048,380	0.5%
Downer EDI, Ltd.	10,342,407	31,977,826	0.3%
IGO, Ltd.	9,546,016	29,836,362	0.3%
Nine Entertainment Co. Holdings, Ltd.	22,352,125	32,674,128	0.3%
OZ Minerals, Ltd.	6,865,911	71,723,927	0.7%
Other Securities		552,601,412	5.7%

TOTAL AUSTRALIA		769,862,035	7.8%

AUSTRIA — (0.8%)
Other Securities		82,094,265	0.8%

BELGIUM — (1.5%)
* Ackermans & van Haaren NV	364,335	44,847,246	0.5%
Other Securities		109,842,071	1.1%

TOTAL BELGIUM		154,689,317	1.6%

CANADA — (9.8%)
Alamos Gold, Inc., Class A	7,335,819	67,009,621	0.7%
# Canadian Western Bank	1,872,110	34,426,702	0.4%
Centerra Gold, Inc.	4,954,470	43,286,070	0.4%
# Genworth MI Canada, Inc.	1,030,214	34,178,082	0.4%
* IAMGOLD Corp.	9,868,177	36,145,541	0.4%
# Linamar Corp.	950,360	31,065,209	0.3%
#* SSR Mining, Inc.	2,011,450	37,230,629	0.4%
Tourmaline Oil Corp.	2,345,001	30,379,582	0.3%
# TransAlta Corp.	6,330,384	37,536,616	0.4%
Yamana Gold, Inc.	13,241,356	73,645,912	0.8%
Other Securities		567,695,063	5.5%

TOTAL CANADA		992,599,027	10.0%

DENMARK — (2.1%)
* Jyske Bank A.S.	1,162,241	34,632,590	0.4%
Schouw & Co., A.S.	346,020	30,132,091	0.3%
Other Securities		145,937,350	1.4%

TOTAL DENMARK		210,702,031	2.1%

FINLAND — (2.6%)
Kemira Oyj	2,792,209	34,494,696	0.3%
Konecranes Oyj	1,066,526	33,558,057	0.3%
Metsa Board Oyj	4,187,145	35,131,495	0.4%
# Nokian Renkaat Oyj	1,439,643	44,237,239	0.4%
Other Securities		112,551,093	1.2%

TOTAL FINLAND		259,972,580	2.6%

FRANCE — (3.6%)
* Elis SA	2,927,943	32,113,144	0.3%
* Rexel SA	5,590,516	58,860,670	0.6%
Other Securities		271,856,928	2.8%

TOTAL FRANCE		362,830,742	3.7%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	GERMANY — (5.8%)
	Aurubis AG	1,173,538	$75,075,288	0.8%
#*	Commerzbank AG	12,261,026	58,035,255	0.6%
	Lanxess AG	1,090,963	55,331,196	0.6%
	Other Securities		400,594,456	4.0%

	TOTAL GERMANY		589,036,195	6.0%

	GREECE — (0.0%)
	Other Securities		2,001	0.0%

	HONG KONG — (2.8%)
	Other Securities		285,818,677	2.9%

	IRELAND — (0.0%)
	Other Securities		4,436,586	0.0%

	ISRAEL — (0.8%)
	Other Securities		81,988,726	0.8%

	ITALY — (3.4%)
#	Buzzi Unicem SpA	1,485,793	32,149,274	0.3%
*	Unipol Gruppo SpA	10,098,772	36,835,847	0.4%
	Other Securities		272,163,182	2.8%

	TOTAL ITALY		341,148,303	3.5%

	JAPAN — (25.5%)
	Shimachu Co., Ltd.	1,004,300	53,084,409	0.5%
	Other Securities		2,531,480,535	25.6%

	TOTAL JAPAN		2,584,564,944	26.1%

	NETHERLANDS — (3.1%)
	APERAM SA	1,236,551	33,184,896	0.3%
	ASR Nederland NV	2,674,123	81,147,541	0.8%
	SBM Offshore NV	4,667,578	75,428,907	0.8%
*Ω	Signify NV	1,786,371	63,407,820	0.6%
	Other Securities		59,372,445	0.7%

	TOTAL NETHERLANDS		312,541,609	3.2%

	NEW ZEALAND — (0.5%)
	Other Securities		51,892,870	0.5%

	NORWAY — (0.8%)
	Other Securities		76,032,619	0.8%

	PORTUGAL — (0.2%)
	Other Securities		20,345,934	0.2%

	SINGAPORE — (1.0%)
	Other Securities		105,174,732	1.1%

	SPAIN — (2.2%)
	Ebro Foods SA	1,792,345	40,130,428	0.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (Continued)
Other Securities		$181,501,057	1.8%

TOTAL SPAIN		221,631,485	2.2%

SWEDEN — (3.4%)
Other Securities		343,011,307	3.5%

SWITZERLAND — (5.2%)
Allreal Holding AG	281,115	59,539,946	0.6%
Helvetia Holding AG	625,301	49,031,829	0.5%
Siegfried Holding AG	64,976	41,136,871	0.4%
Other Securities		374,010,161	3.8%

TOTAL SWITZERLAND		523,718,807	5.3%

UNITED KINGDOM — (12.9%)
Aggreko P.L.C.	5,413,669	30,855,816	0.3%
Bellway P.L.C.	2,773,677	83,918,089	0.9%
Centamin P.L.C.	31,245,884	50,251,152	0.5%
Close Brothers Group P.L.C.	3,168,810	44,186,390	0.5%
* Grafton Group P.L.C.	5,538,784	48,151,335	0.5%
* Meggitt P.L.C.	8,865,721	31,415,610	0.3%
Pets at Home Group P.L.C.	6,666,241	33,477,768	0.3%
* Redrow P.L.C.	7,039,369	37,953,578	0.4%
Royal Mail P.L.C.	11,498,732	33,845,542	0.4%
* Travis Perkins P.L.C.	5,527,930	75,922,117	0.8%
Vesuvius P.L.C.	7,161,691	37,044,382	0.4%
* Vistry Group P.L.C.	6,680,942	47,140,748	0.5%
Other Securities		751,735,413	7.4%

TOTAL UNITED KINGDOM		1,305,897,940	13.2%

TOTAL COMMON STOCKS		9,679,992,732	97.9%

PREFERRED STOCKS — (0.3%)

GERMANY — (0.3%)
Other Securities		26,152,984	0.3%

RIGHTS/WARRANTS — (0.0%)

CANADA — (0.0%)
Other Security		1,195,196	0.0%

GERMANY — (0.0%)
Other Security		2,884	0.0%

SINGAPORE — (0.0%)
Other Securities		40,190	0.0%

TOTAL RIGHTS/WARRANTS		1,238,270	0.0%

TOTAL INVESTMENT SECURITIES (Cost $10,743,878,713)		9,707,383,986

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value»†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (4.1%)
@§ The DFA Short Term Investment Fund	36,277,073	$419,762,013	4.2%

TOTAL INVESTMENTS—(100.0%) (Cost $11,163,569,033)		$10,127,145,999	102.4%

As of October 31, 2020, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	716	12/18/20	$122,069,615	$116,876,260	$(5,193,355)

Total Futures Contracts			$122,069,615	$116,876,260	$(5,193,355)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$439,644	$769,422,391	—	$769,862,035
Austria	—	82,094,265	—	82,094,265
Belgium	575,905	154,113,412	—	154,689,317
Canada	991,973,745	625,282	—	992,599,027
Denmark	—	210,702,031	—	210,702,031
Finland	—	259,972,580	—	259,972,580
France	—	362,830,742	—	362,830,742
Germany	—	589,036,195	—	589,036,195
Greece	—	2,001	—	2,001
Hong Kong	370,503	285,448,174	—	285,818,677
Ireland	—	4,436,586	—	4,436,586
Israel	221,762	81,766,964	—	81,988,726
Italy	—	341,148,303	—	341,148,303
Japan	—	2,584,564,944	—	2,584,564,944
Netherlands	797,313	311,744,296	—	312,541,609
New Zealand	—	51,892,870	—	51,892,870
Norway	113,842	75,918,777	—	76,032,619
Portugal	—	20,345,934	—	20,345,934
Singapore	—	105,174,732	—	105,174,732
Spain	—	221,631,485	—	221,631,485
Sweden	4,556,994	338,454,313	—	343,011,307
Switzerland	—	523,718,807	—	523,718,807
United Kingdom	—	1,305,897,940	—	1,305,897,940
Preferred Stocks
Germany	—	26,152,984	—	26,152,984
Rights/Warrants
Canada	—	1,195,196	—	1,195,196
Germany	—	2,884	—	2,884
Singapore	—	40,190	—	40,190

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$419,762,013	—	$419,762,013
Futures Contracts**	$(5,193,355)	—	—	(5,193,355)

TOTAL	$993,856,353	$9,128,096,291	—	$10,121,952,644

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.1%)
AUSTRALIA — (6.2%)
BHP Group, Ltd.	178,389	$4,276,275	0.2%
Commonwealth Bank of Australia	93,348	4,532,188	0.2%
Westpac Banking Corp.	360,411	4,561,672	0.2%
Other Securities		161,498,347	5.8%

TOTAL AUSTRALIA		174,868,482	6.4%

AUSTRIA — (0.5%)
Other Securities		15,159,229	0.6%

BELGIUM — (1.1%)
Other Securities		30,931,706	1.1%

CANADA — (9.6%)
Canadian Natural Resources, Ltd.	515,271	8,218,572	0.3%
Kinross Gold Corp.	607,485	4,833,251	0.2%
Magna International, Inc.	136,215	6,961,949	0.3%
Nutrien, Ltd.	126,234	5,135,210	0.2%
Royal Bank of Canada	73,948	5,170,754	0.2%
Other Securities		241,183,244	8.8%

TOTAL CANADA		271,502,980	10.0%

DENMARK — (2.5%)
GN Store Nord A.S.	68,341	4,920,346	0.2%
Pandora A.S.	115,658	9,175,083	0.3%
Other Securities		55,606,024	2.1%

TOTAL DENMARK		69,701,453	2.6%

FINLAND — (1.7%)
Other Securities		47,432,170	1.7%

FRANCE — (6.9%)
Arkema SA	66,054	6,469,312	0.2%
* Atos SE	67,753	4,628,604	0.2%
* Cie de Saint-Gobain	157,949	6,152,668	0.2%
Cie Generale des Etablissements Michelin SCA	86,287	9,319,080	0.4%
Iliad SA	25,004	4,834,066	0.2%
#* Ingenico Group SA	33,176	4,769,890	0.2%
Orange SA	418,182	4,696,025	0.2%
* Peugeot SA	392,822	7,056,736	0.3%
Total SE	308,861	9,357,472	0.4%
Other Securities		136,765,488	4.8%

TOTAL FRANCE		194,049,341	7.1%

GERMANY — (5.9%)
Allianz SE	39,330	6,928,160	0.3%
Brenntag AG	67,385	4,307,005	0.2%
* Commerzbank AG	941,728	4,457,491	0.2%
Daimler AG	115,128	5,950,792	0.2%
# KION Group AG	63,587	4,954,755	0.2%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$141,036,143	5.0%

TOTAL GERMANY		167,634,346	6.1%

HONG KONG — (2.2%)
Other Securities		63,764,591	2.3%

IRELAND — (1.0%)
# CRH P.L.C., Sponsored ADR	318,075	11,180,336	0.4%
* Flutter Entertainment P.L.C.	32,269	5,590,631	0.2%
Other Securities		11,291,292	0.4%

TOTAL IRELAND		28,062,259	1.0%

ISRAEL — (0.8%)
Other Securities		23,850,910	0.9%

ITALY — (2.7%)
* Intesa Sanpaolo SpA	3,029,136	5,028,680	0.2%
Other Securities		70,614,967	2.6%

TOTAL ITALY		75,643,647	2.8%

JAPAN — (24.2%)
Mitsubishi UFJ Financial Group, Inc.	1,117,000	4,403,108	0.2%
SoftBank Group Corp.	82,100	5,347,483	0.2%
Sony Corp., Sponsored ADR	54,920	4,594,607	0.2%
Toyota Motor Corp.	86,018	5,646,814	0.2%
Toyota Motor Corp., Sponsored ADR	34,806	4,569,680	0.2%
Other Securities		659,697,179	24.1%

TOTAL JAPAN		684,258,871	25.1%

NETHERLANDS — (3.3%)
ASM International NV	34,931	4,989,223	0.2%
ASR Nederland NV	149,446	4,535,010	0.2%
Koninklijke Ahold Delhaize NV	437,995	12,007,969	0.4%
* Randstad NV	117,015	5,838,642	0.2%
*Ω Signify NV	139,981	4,968,671	0.2%
Other Securities		62,388,129	2.3%

TOTAL NETHERLANDS		94,727,644	3.5%

NEW ZEALAND — (0.6%)
Other Securities		15,777,833	0.6%

NORWAY — (0.8%)
Other Securities		21,616,450	0.8%

PORTUGAL — (0.2%)
Other Securities		4,791,030	0.2%

SINGAPORE — (0.8%)
Other Securities		22,673,568	0.8%

SPAIN — (1.8%)
Other Securities		50,925,093	1.9%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (3.2%)
Other Securities		$91,291,717	3.3%

SWITZERLAND — (7.0%)
Adecco Group AG	88,563	4,342,592	0.2%
Julius Baer Group, Ltd.	99,709	4,437,572	0.2%
Nestle SA	126,847	14,267,483	0.5%
Novartis AG, Sponsored ADR	70,669	5,517,836	0.2%
Swisscom AG	8,588	4,367,864	0.2%
Zurich Insurance Group AG	14,535	4,827,736	0.2%
Other Securities		160,095,814	5.8%

TOTAL SWITZERLAND		197,856,897	7.3%

UNITED KINGDOM — (12.1%)
BP P.L.C.	2,171,504	5,538,819	0.2%
British American Tobacco P.L.C.	154,373	4,892,909	0.2%
BT Group P.L.C.	3,746,165	4,920,022	0.2%
# HSBC Holdings P.L.C., Sponsored ADR	320,826	6,730,929	0.3%
* Kingfisher P.L.C	1,314,662	4,889,207	0.2%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	293,891	7,097,468	0.3%
Other Securities		308,491,427	11.2%

TOTAL UNITED KINGDOM		342,560,781	12.6%

TOTAL COMMON STOCKS		2,689,080,998	98.7%

PREFERRED STOCKS — (0.5%)

GERMANY — (0.5%)
Volkswagen AG	37,294	5,432,396	0.2%
Other Securities		9,930,309	0.4%

TOTAL GERMANY		15,362,705	0.6%

UNITED KINGDOM — (0.0%)
Other Security		2,216	0.0%

TOTAL PREFERRED STOCKS		15,364,921	0.6%

RIGHTS/WARRANTS — (0.0%)

CANADA — (0.0%)
Other Securities		241,843	0.0%

SPAIN — (0.0%)
Other Security		44,174	0.0%

UNITED KINGDOM — (0.0%)
Other Security		166,096	0.0%

TOTAL RIGHTS/WARRANTS		452,113	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,586,114,073)		2,704,898,032

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (4.4%)
@§ The DFA Short Term Investment Fund	10,697,191	$123,777,192	4.6%

TOTAL INVESTMENTS—(100.0%) (Cost $2,709,863,371)		$2,828,675,224	103.9%

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$483,095	$174,385,387	—	$174,868,482
Austria	—	15,159,229	—	15,159,229
Belgium	723,527	30,208,179	—	30,931,706
Canada	270,200,371	1,302,609	—	271,502,980
Denmark	—	69,701,453	—	69,701,453
Finland	—	47,432,170	—	47,432,170
France	194,617	193,854,724	—	194,049,341
Germany	7,480,574	160,153,772	—	167,634,346
Hong Kong	248,755	63,515,836	—	63,764,591
Ireland	11,180,336	16,881,923	—	28,062,259
Israel	1,963,112	21,887,798	—	23,850,910
Italy	4,235,945	71,407,702	—	75,643,647
Japan	11,522,140	672,736,731	—	684,258,871
Netherlands	7,747,969	86,979,675	—	94,727,644
New Zealand	12,931	15,764,902	—	15,777,833
Norway	65,633	21,550,817	—	21,616,450
Portugal	—	4,791,030	—	4,791,030
Singapore	4,248	22,669,320	—	22,673,568
Spain	1,664,071	49,261,022	—	50,925,093
Sweden	327,130	90,964,587	—	91,291,717
Switzerland	14,340,761	183,516,136	—	197,856,897
United Kingdom	34,161,329	308,399,452	—	342,560,781
Preferred Stocks
Germany	—	15,362,705	—	15,362,705
United Kingdom	—	2,216	—	2,216
Rights/Warrants
Canada	—	241,843	—	241,843
Spain	—	44,174	—	44,174
United Kingdom	—	166,096	—	166,096
Securities Lending Collateral	—	123,777,192	—	123,777,192

TOTAL	$366,556,544	$2,462,118,680	—	$2,828,675,224

See accompanying Notes to Financial Statements.

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (96.1%)
AUSTRALIA — (5.9%)
BHP Group, Ltd.	250,101	$5,995,328	0.4%
# BHP Group, Ltd., Sponsored ADR	234,341	11,274,146	0.8%
CSL, Ltd.	77,414	15,673,028	1.1%
Woolworths Group, Ltd.	253,239	6,812,205	0.5%
Other Securities		49,777,922	3.3%

TOTAL AUSTRALIA		89,532,629	6.1%

AUSTRIA — (0.0%)
Other Security		736,303	0.0%

BELGIUM — (0.8%)
Other Securities		12,301,441	0.8%

CANADA — (8.2%)
Canadian National Railway Co.	81,933	8,139,182	0.6%
Canadian Natural Resources, Ltd.	457,803	7,284,713	0.5%
National Bank of Canada	138,986	6,670,243	0.5%
Other Securities		101,441,246	6.8%

TOTAL CANADA		123,535,384	8.4%

DENMARK — (2.3%)
Novo Nordisk A.S., Class B	460,979	29,394,618	2.0%
Other Securities		4,736,817	0.3%

TOTAL DENMARK		34,131,435	2.3%

FINLAND — (1.1%)
Other Securities		16,948,580	1.1%

FRANCE — (9.6%)
Air Liquide SA	47,519	6,949,097	0.5%
Capgemini SE	56,846	6,563,882	0.4%
Kering SA	14,579	8,810,325	0.6%
Legrand SA	92,541	6,849,820	0.5%
LVMH Moet Hennessy Louis Vuitton SE	59,150	27,726,426	1.9%
Orange SA	658,647	7,396,356	0.5%
Vinci SA	108,246	8,549,818	0.6%
Other Securities		72,370,197	4.8%

TOTAL FRANCE		145,215,921	9.8%

GERMANY — (7.4%)
* Adidas AG	32,418	9,631,545	0.6%
Deutsche Post AG	218,448	9,685,543	0.7%
Deutsche Telekom AG	803,082	12,205,841	0.8%
# E.ON SE	886,740	9,234,657	0.6%
SAP SE	91,993	9,814,234	0.7%
Other Securities		60,336,139	4.1%

TOTAL GERMANY		110,907,959	7.5%

HONG KONG — (2.6%)
Hong Kong Exchanges & Clearing, Ltd.	248,737	11,919,156	0.8%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HONG KONG — (Continued)
Other Securities		$26,858,445	1.8%

TOTAL HONG KONG		38,777,601	2.6%

IRELAND — (0.6%)
Other Securities		8,441,899	0.6%

ISRAEL — (0.3%)
Other Securities		5,200,119	0.4%

ITALY — (1.7%)
Other Securities		25,297,731	1.7%

JAPAN — (24.1%)
Daikin Industries, Ltd.	49,600	9,281,808	0.6%
Fast Retailing Co., Ltd.	10,400	7,254,433	0.5%
Hoya Corp.	74,600	8,419,124	0.6%
Kao Corp.	103,100	7,340,585	0.5%
KDDI Corp.	413,300	11,181,827	0.8%
Murata Manufacturing Co., Ltd.	102,400	7,181,174	0.5%
Nintendo Co., Ltd.	23,900	12,922,461	0.9%
NTT DOCOMO, Inc.	247,500	9,215,710	0.6%
Recruit Holdings Co., Ltd.	220,700	8,397,778	0.6%
Softbank Corp.	604,400	7,033,683	0.5%
SoftBank Group Corp.	216,000	14,068,895	1.0%
Sony Corp.	299,100	24,934,897	1.7%
Tokyo Electron, Ltd.	31,900	8,562,305	0.6%
Other Securities		227,641,781	15.2%

TOTAL JAPAN		363,436,461	24.6%

NETHERLANDS — (3.7%)
Koninklijke Ahold Delhaize NV	293,223	8,038,933	0.5%
Unilever NV	277,189	15,677,810	1.1%
# Unilever NV	62,170	3,504,755	0.2%
Wolters Kluwer NV	127,654	10,335,718	0.7%
Other Securities		17,678,333	1.2%

TOTAL NETHERLANDS		55,235,549	3.7%

NEW ZEALAND — (0.3%)
Other Securities		4,257,784	0.3%

NORWAY — (0.6%)
Other Securities		8,622,661	0.6%

PORTUGAL — (0.1%)
Other Security		999,578	0.1%

SINGAPORE — (0.8%)
Other Securities		12,708,741	0.9%

SPAIN — (1.7%)
Other Securities		25,466,495	1.7%

SWEDEN — (2.7%)
Other Securities		41,167,374	2.8%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWITZERLAND — (9.7%)
Geberit AG	13,431	$7,644,513	0.5%
Nestle SA	279,289	31,413,837	2.1%
Partners Group Holding AG	7,244	6,521,815	0.5%
Roche Holding AG	6,863	2,211,266	0.2%
Roche Holding AG	181,530	58,331,278	4.0%
Sika AG	36,778	9,047,563	0.6%
Swisscom AG	12,782	6,500,936	0.4%
Other Securities		23,752,413	1.6%

TOTAL SWITZERLAND		145,423,621	9.9%

UNITED KINGDOM — (11.9%)
Ashtead Group P.L.C.	208,344	7,528,991	0.5%
AstraZeneca P.L.C.	67,346	6,761,907	0.5%
AstraZeneca P.L.C., Sponsored ADR	352,883	17,700,611	1.2%
Compass Group P.L.C.	680,403	9,313,173	0.6%
Diageo P.L.C.	80,730	2,609,020	0.2%
# Diageo P.L.C., Sponsored ADR	104,919	13,658,355	0.9%
# Rio Tinto P.L.C., Sponsored ADR	245,564	13,940,668	1.0%
SSE P.L.C.	438,250	7,187,072	0.5%
Unilever P.L.C.	48,760	2,778,775	0.2%
# Unilever P.L.C., Sponsored ADR	217,630	12,367,913	0.8%
Other Securities		85,655,303	5.8%

TOTAL UNITED KINGDOM		179,501,788	12.2%

TOTAL COMMON STOCKS		1,447,847,054	98.1%

PREFERRED STOCKS — (0.7%)

GERMANY — (0.7%)
Other Securities		11,085,920	0.8%

TOTAL INVESTMENT SECURITIES (Cost $1,366,850,188)		1,458,932,974

		Value†
SECURITIES LENDING COLLATERAL — (3.2%)
@§ The DFA Short Term Investment Fund	4,156,702	48,097,198	3.2%

TOTAL INVESTMENTS—(100.0%) (Cost $1,414,940,426)		$1,507,030,172	102.1%

As of October 31, 2020, International High Relative Profitability Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	70	12/18/20	$11,571,298	$11,426,450	$(144,848)

Total Futures Contracts			$11,571,298	$11,426,450	$(144,848)

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$11,274,146	$78,258,483	—	$89,532,629
Austria	—	736,303	—	736,303
Belgium	—	12,301,441	—	12,301,441
Canada	123,535,384	—	—	123,535,384
Denmark	—	34,131,435	—	34,131,435
Finland	—	16,948,580	—	16,948,580
France	626,498	144,589,423	—	145,215,921
Germany	—	110,907,959	—	110,907,959
Hong Kong	—	38,777,601	—	38,777,601
Ireland	2,526,512	5,915,387	—	8,441,899
Israel	2,502,718	2,697,401	—	5,200,119
Italy	2,842,409	22,455,322	—	25,297,731
Japan	—	363,436,461	—	363,436,461
Netherlands	16,721,707	38,513,842	—	55,235,549
New Zealand	—	4,257,784	—	4,257,784
Norway	—	8,622,661	—	8,622,661
Portugal	—	999,578	—	999,578
Singapore	—	12,708,741	—	12,708,741
Spain	—	25,466,495	—	25,466,495
Sweden	—	41,167,374	—	41,167,374
Switzerland	77,370	145,346,251	—	145,423,621
United Kingdom	65,310,004	114,191,784	—	179,501,788
Preferred Stocks
Germany	—	11,085,920	—	11,085,920
Securities Lending Collateral	—	48,097,198	—	48,097,198
Futures Contracts**	(144,848)	—	—	(144,848)

TOTAL	$225,271,900	$1,281,613,424	—	$1,506,885,324

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

WORLD EX U.S. VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company		$122,844,811
Investment in Dimensional Emerging Markets Value Fund		65,121,466
Investment in DFA International Small Cap Value Portfolio of DFA Investment Dimensions Group Inc.	1,207,732	18,901,004

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $233,102,688)		$206,867,281

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$206,867,281	—	—	$206,867,281

TOTAL	$206,867,281	—	—	$206,867,281

See accompanying Notes to Financial Statements.

WORLD EX U.S. CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.7%)
AUSTRALIA — (4.2%)
BHP Group, Ltd.	352,621	$8,452,899	0.3%
Commonwealth Bank of Australia	97,789	4,747,806	0.2%
CSL, Ltd.	28,867	5,844,334	0.2%
Other Securities		119,597,074	3.6%

TOTAL AUSTRALIA		138,642,113	4.3%

AUSTRIA — (0.3%)
Other Securities		9,801,387	0.3%

BELGIUM — (0.7%)
Other Securities		24,066,061	0.8%

BRAZIL — (1.2%)
Vale SA	628,010	6,627,106	0.2%
Other Securities		31,630,097	1.0%

TOTAL BRAZIL		38,257,203	1.2%

CANADA — (6.4%)
Canadian National Railway Co.	47,248	4,698,814	0.2%
Royal Bank of Canada	120,786	8,445,863	0.3%
Royal Bank of Canada	97,598	6,830,884	0.2%
Other Securities		191,649,764	5.9%

TOTAL CANADA		211,625,325	6.6%

CHILE — (0.2%)
Other Securities		5,207,103	0.2%

CHINA — (11.5%)
* Alibaba Group Holding, Ltd., Sponsored ADR	44,024	13,413,673	0.4%
China Construction Bank Corp., Class H	10,450,000	7,201,231	0.2%
China Mobile, Ltd.	1,070,500	6,547,755	0.2%
CNOOC, Ltd.	5,213,000	4,769,664	0.2%
Industrial & Commercial Bank of China, Ltd., Class H	8,614,000	4,891,581	0.2%
Ping An Insurance Group Co. of China, Ltd., Class H	878,500	9,083,403	0.3%
Tencent Holdings, Ltd.	442,200	33,786,560	1.1%
Other Securities		298,807,712	9.2%

TOTAL CHINA		378,501,579	11.8%

COLOMBIA — (0.1%)
Other Securities		1,952,422	0.1%

CZECH REPUBLIC — (0.0%)
Other Securities		853,212	0.0%

DENMARK — (1.5%)
Novo Nordisk A.S., Class B	144,089	9,187,926	0.3%
Other Securities		40,304,594	1.2%

TOTAL DENMARK		49,492,520	1.5%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
EGYPT — (0.0%)
Other Securities		$241,882	0.0%

FINLAND — (1.1%)
Other Securities		36,701,588	1.1%

FRANCE — (5.0%)
LVMH Moet Hennessy Louis Vuitton SE	21,810	10,223,387	0.3%
Orange SA	433,198	4,864,649	0.2%
* Peugeot SA	268,680	4,826,623	0.2%
Total SE	225,223	6,823,516	0.2%
Vinci SA	66,251	5,232,840	0.2%
Other Securities		133,991,725	4.1%

TOTAL FRANCE		165,962,740	5.2%

GERMANY — (4.2%)
Allianz SE	28,309	4,986,760	0.2%
Bayerische Motoren Werke AG	72,976	4,987,087	0.2%
Daimler AG	102,531	5,299,672	0.2%
Deutsche Telekom AG	336,042	5,107,417	0.2%
Other Securities		117,456,782	3.5%

TOTAL GERMANY		137,837,718	4.3%

GREECE — (0.0%)
Other Securities		1,427,401	0.0%

HONG KONG — (1.8%)
AIA Group, Ltd.	562,200	5,350,555	0.2%
Other Securities		55,370,749	1.7%

TOTAL HONG KONG		60,721,304	1.9%

HUNGARY — (0.1%)
Other Securities		2,051,402	0.1%

INDIA — (3.4%)
Infosys, Ltd.	347,300	4,974,878	0.2%
Reliance Industries, Ltd.	297,354	8,283,595	0.3%
Other Securities		98,935,713	3.0%

TOTAL INDIA		112,194,186	3.5%

INDONESIA — (0.5%)
Other Securities		14,730,945	0.5%

IRELAND — (0.7%)
# CRH P.L.C., Sponsored ADR	228,603	8,035,395	0.3%
Other Securities		15,892,371	0.4%

TOTAL IRELAND		23,927,766	0.7%

ISRAEL — (0.5%)
Other Securities		16,875,750	0.5%

ITALY — (1.5%)
Other Securities		50,755,952	1.6%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
JAPAN — (16.1%)
NTT DOCOMO, Inc.	181,600	$6,761,911	0.2%
SoftBank Group Corp.	138,244	9,004,353	0.3%
Sony Corp.	104,000	8,670,108	0.3%
Toyota Motor Corp.	226,064	14,840,365	0.5%
Other Securities		491,517,983	15.2%

TOTAL JAPAN		530,794,720	16.5%

MALAYSIA — (0.6%)
Other Securities		20,309,018	0.6%

MEXICO — (0.7%)
Other Securities		22,426,915	0.7%

NETHERLANDS — (2.2%)
ASML Holding NV	20,610	7,444,538	0.2%
Koninklijke Ahold Delhaize NV	261,210	7,161,265	0.2%
Other Securities		57,668,093	1.9%

TOTAL NETHERLANDS		72,273,896	2.3%

NEW ZEALAND — (0.4%)
Other Securities		12,970,022	0.4%

NORWAY — (0.5%)
Other Securities		16,996,291	0.5%

PERU — (0.0%)
Other Securities		262,369	0.0%

PHILIPPINES — (0.3%)
Other Securities		8,364,575	0.3%

POLAND — (0.2%)
Other Securities		7,043,506	0.2%

PORTUGAL — (0.1%)
Other Securities		4,071,244	0.1%

QATAR — (0.2%)
Other Securities		5,021,658	0.2%

RUSSIA — (0.2%)
Other Securities		7,471,392	0.2%

SAUDI ARABIA — (0.6%)
Other Securities		20,349,595	0.6%

SINGAPORE — (0.6%)
Other Securities		19,873,284	0.6%

SOUTH AFRICA — (1.4%)
Gold Fields, Ltd., Sponsored ADR	439,903	4,808,140	0.2%
Other Securities		42,406,543	1.3%

TOTAL SOUTH AFRICA		47,214,683	1.5%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (4.1%)
Samsung Electronics Co., Ltd.	661,530	$33,252,208	1.1%
SK Hynix, Inc.	79,671	5,652,088	0.2%
Other Securities		97,105,766	2.9%

TOTAL SOUTH KOREA		136,010,062	4.2%

SPAIN — (1.3%)
Iberdrola SA	559,782	6,609,669	0.2%
Other Securities		35,027,868	1.1%

TOTAL SPAIN		41,637,537	1.3%

SWEDEN — (2.2%)
* Volvo AB, Class B	272,897	5,304,350	0.2%
Other Securities		66,215,784	2.0%

TOTAL SWEDEN		71,520,134	2.2%

SWITZERLAND — (5.1%)
Nestle SA	285,492	32,111,537	1.0%
Novartis AG	100,236	7,810,648	0.3%
Roche Holding AG	58,789	18,890,748	0.6%
Sika AG	19,260	4,738,052	0.2%
Other Securities		103,550,816	3.1%

TOTAL SWITZERLAND		167,101,801	5.2%

TAIWAN — (4.9%)
Taiwan Semiconductor Manufacturing Co., Ltd.	1,170,000	17,701,718	0.6%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	129,369	10,850,178	0.4%
Other Securities		133,439,713	4.0%

TOTAL TAIWAN		161,991,609	5.0%

THAILAND — (0.6%)
Other Securities		21,113,427	0.7%

TURKEY — (0.2%)
Other Securities		5,799,476	0.2%

UNITED ARAB EMIRATES — (0.1%)
Other Securities		3,658,919	0.1%

UNITED KINGDOM — (8.2%)
AstraZeneca P.L.C., Sponsored ADR	149,455	7,496,663	0.3%
BP P.L.C., Sponsored ADR	317,435	4,913,894	0.2%
# HSBC Holdings P.L.C., Sponsored ADR	263,052	5,518,831	0.2%
# Rio Tinto P.L.C., Sponsored ADR	172,914	9,816,328	0.3%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	345,386	8,341,072	0.3%
Other Securities		235,104,354	7.2%

TOTAL UNITED KINGDOM		271,191,142	8.5%

UNITED STATES — (0.0%)
Other Security		21,081	0.0%

TOTAL COMMON STOCKS		3,157,315,915	98.3%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
PREFERRED STOCKS — (0.7%)
BRAZIL — (0.3%)
Other Securities		$9,053,801	0.3%

CHILE — (0.0%)
Other Securities		200,088	0.0%

COLOMBIA — (0.0%)
Other Securities		223,562	0.0%

GERMANY — (0.4%)
Other Securities		11,787,766	0.4%

SOUTH KOREA — (0.0%)
Other Security		1,160	0.0%

UNITED KINGDOM — (0.0%)
Other Security		1,240	0.0%

TOTAL PREFERRED STOCKS		21,267,617	0.7%

RIGHTS/WARRANTS — (0.0%)

BRAZIL — (0.0%)
Other Security		2,608	0.0%

CANADA — (0.0%)
Other Securities		64,111	0.0%

FRANCE — (0.0%)
Other Security		204	0.0%

GERMANY — (0.0%)
Other Security		468	0.0%

MALAYSIA — (0.0%)
Other Securities		24,292	0.0%

SOUTH KOREA — (0.0%)
Other Securities		90,036	0.0%

SPAIN — (0.0%)
Other Security		41,758	0.0%

TAIWAN — (0.0%)
Other Securities		2,547	0.0%

THAILAND — (0.0%)
Other Securities		4,523	0.0%

UNITED KINGDOM — (0.0%)
Other Security		294,275	0.0%

TOTAL RIGHTS/WARRANTS		524,822	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,168,410,046)		3,179,108,354

WORLD EX U.S CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

SECURITIES LENDING COLLATERAL — (3.6%)
@§ The DFA Short Term Investment Fund	10,292,665	$119,096,422	3.7%

TOTAL INVESTMENTS—(100.0%) (Cost $3,287,477,314)		$3,298,204,776	102.7%

As of October 31, 2020, World ex U.S. Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	103	12/18/20	$17,411,351	$16,813,205	$(598,146)

Total Futures Contracts			$17,411,351	$16,813,205	$(598,146)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,022,772	$137,619,341	—	$138,642,113
Austria	—	9,801,387	—	9,801,387
Belgium	616,194	23,449,867	—	24,066,061
Brazil	38,257,203	—	—	38,257,203
Canada	210,649,893	975,432	—	211,625,325
Chile	1,004,156	4,202,947	—	5,207,103
China	53,902,024	324,599,555	—	378,501,579
Colombia	1,952,422	—	—	1,952,422
Czech Republic	—	853,212	—	853,212
Denmark	—	49,492,520	—	49,492,520
Egypt	112,131	129,751	—	241,882
Finland	—	36,701,588	—	36,701,588
France	732,593	165,230,147	—	165,962,740
Germany	1,993,363	135,844,355	—	137,837,718
Greece	1,813	1,425,588	—	1,427,401
Hong Kong	327,079	60,394,225	—	60,721,304
Hungary	—	2,051,402	—	2,051,402
India	2,315,340	109,878,846	—	112,194,186
Indonesia	135,238	14,595,707	—	14,730,945
Ireland	8,035,395	15,892,371	—	23,927,766
Israel	2,017,654	14,858,096	—	16,875,750
Italy	115,467	50,640,485	—	50,755,952
Japan	2,600,152	528,194,568	—	530,794,720
Malaysia	—	20,309,018	—	20,309,018
Mexico	22,426,736	179	—	22,426,915
Netherlands	11,547,279	60,726,617	—	72,273,896
New Zealand	—	12,970,022	—	12,970,022
Norway	123,861	16,872,430	—	16,996,291
Peru	262,369	—	—	262,369
Philippines	22,611	8,341,964	—	8,364,575
Poland	—	7,043,506	—	7,043,506

WORLD EX U.S CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Portugal	—	$4,071,244	—	$4,071,244
Qatar	—	5,021,658	—	5,021,658
Russia	$3,790,808	3,680,584	—	7,471,392
Saudi Arabia	43,693	20,305,902	—	20,349,595
Singapore	—	19,873,284	—	19,873,284
South Africa	7,715,667	39,499,016	—	47,214,683
South Korea	1,184,602	134,825,460	—	136,010,062
Spain	316,443	41,321,094	—	41,637,537
Sweden	186,836	71,333,298	—	71,520,134
Switzerland	9,488,876	157,612,925	—	167,101,801
Taiwan	11,017,475	150,974,134	—	161,991,609
Thailand	21,113,427	—	—	21,113,427
Turkey	—	5,799,476	—	5,799,476
United Arab Emirates	—	3,658,919	—	3,658,919
United Kingdom	57,828,104	213,363,038	—	271,191,142
United States	—	21,081	—	21,081
Preferred Stocks
Brazil	9,053,801	—	—	9,053,801
Chile	—	200,088	—	200,088
Colombia	223,562	—	—	223,562
Germany	—	11,787,766	—	11,787,766
South Korea	—	1,160	—	1,160
United Kingdom	—	1,240	—	1,240
Rights/Warrants
Brazil	—	2,608	—	2,608
Canada	—	64,111	—	64,111
France	—	204	—	204
Germany	—	468	—	468
Malaysia	—	24,292	—	24,292
South Korea	—	90,036	—	90,036
Spain	—	41,758	—	41,758
Taiwan	—	2,547	—	2,547
Thailand	—	4,523	—	4,523
United Kingdom	—	294,275	—	294,275
Securities Lending Collateral	—	119,096,422	—	119,096,422
Futures Contracts**	(598,146)	—	—	(598,146)

TOTAL	$481,538,893	$2,816,067,737	—	$3,297,606,630

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

WORLD CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.9%)
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.	17,279,785	$436,141,765
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	19,096,191	230,681,992
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	5,023,803	102,184,162

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $645,866,189)		$769,007,919

TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund, 0.026% (Cost $671,264)	671,264	671,264

TOTAL INVESTMENTS — (100.0%) (Cost $646,537,453)		$769,679,183

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$769,007,919	—	—	$769,007,919
Temporary Cash Investments	671,264	—	—	671,264

TOTAL	$769,679,183	—	—	$769,679,183

See accompanying Notes to Financial Statements.

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc.	6,484,693	$147,786,159
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	6,603,003	79,764,273
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	2,838,422	57,733,511

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $220,790,573)		$285,283,943

As of October 31, 2020, Selectively Hedged Global Equity Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
GBP	359,386	USD	464,855	Barclays Capital	11/03/20	$729
USD	485,430	GBP	372,150	Citibank, N.A.	11/03/20	3,310
GBP	381,644	USD	489,168	Goldman Sachs International	11/03/20	5,252
USD	523,152	ILS	1,777,000	JP Morgan	11/17/20	2,295
USD	1,705,475	DKK	10,569,891	Bank of America Corp.	11/30/20	50,876
USD	115,190	DKK	725,092	Citibank, N.A.	11/30/20	1,685
USD	614,250	NOK	5,713,661	Goldman Sachs International	12/30/20	15,848
USD	20,709,985	EUR	17,611,927	Barclays Capital	01/07/21	164,685
USD	5,094,786	AUD	7,169,000	Citibank, N.A.	01/20/21	53,630
SEK	1,607,347	USD	180,564	Citibank, N.A.	01/21/21	263
USD	7,499,794	SEK	28,066,048	JP Morgan	01/21/21	99,892
CAD	406,357	USD	304,003	State Street Bank and Trust	01/21/21	1,124

Total Appreciation						$399,589

USD	9,559,808	GBP	7,415,912	Citibank, N.A.	11/03/20	$(47,502)
GBP	7,047,032	USD	9,129,994	State Street Bank and Trust	11/03/20	(567)
ILS	132,239	USD	39,258	Citibank, N.A.	11/17/20	(498)
DKK	671,463	USD	106,894	Citibank, N.A.	11/30/20	(1,784)
NOK	5,713,661	USD	618,315	UBS AG	12/30/20	(19,913)
USD	8,929,588	GBP	6,890,000	State Street Bank and Trust	12/31/20	(770)
CHF	345,383	USD	379,261	Bank of America Corp.	01/07/21	(1,785)
USD	5,607,366	CHF	5,139,880	Bank of New York Mellon Corp.	01/07/21	(10,106)
EUR	928,491	USD	1,090,523	Societe Generale	01/07/21	(7,386)
USD	18,742,922	JPY	1,968,857,758	Bank of America Corp.	01/13/21	(83,128)

Total (Depreciation)						$(173,439)

Total Appreciation (Depreciation)						$226,150

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

CONTINUED

As of October 31, 2020, Selectively Hedged Global Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	21	12/18/20	$3,521,889	$3,427,935	$(93,954)

Total Futures Contracts			$3,521,889	$3,427,935	$(93,954)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$285,283,943	—	—	$285,283,943
Forward Currency Contracts**	—	$226,150	—	226,150
Futures Contracts**	(93,954)	—	—	(93,954)

TOTAL	$285,189,989	$226,150	—	$285,416,139

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$5,657,882,166

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$5,657,882,166

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

EMERGING MARKETS SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$4,901,220,721

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$4,901,220,721

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

EMERGING MARKETS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in Dimensional Emerging Markets Value Fund	$12,662,141,783

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$12,662,141,783

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.2%)
BRAZIL — (3.8%)
	Magazine Luiza SA	13,113,688	$56,290,162	0.2%
	Petroleo Brasileiro SA	19,448,656	64,400,084	0.3%
	Vale SA	17,407,141	183,689,715	0.8%
	Other Securities		648,589,058	2.5%

TOTAL BRAZIL			952,969,019	3.8%

CHILE — (0.7%)
	Other Securities		167,274,845	0.7%

CHINA — (34.5%)
*	Alibaba Group Holding, Ltd., Sponsored ADR	2,528,930	770,539,682	3.1%
*	Baidu, Inc., Sponsored ADR	630,238	83,853,166	0.4%
#	Bank of China, Ltd., Class H	203,461,702	64,265,632	0.3%
	BYD Co., Ltd., Class H	3,243,300	65,562,658	0.3%
	China Construction Bank Corp., Class H	333,485,302	229,809,077	0.9%
	China Merchants Bank Co., Ltd., Class H	19,361,646	100,853,514	0.4%
	China Mobile, Ltd.	14,262,500	87,237,144	0.4%
	China Mobile, Ltd., Sponsored ADR	2,903,118	89,212,816	0.4%
	China Overseas Land & Investment, Ltd.	22,770,033	57,193,544	0.2%
	China Petroleum & Chemical Corp., Class H	144,228,400	56,317,000	0.2%
	China Resources Land, Ltd.	14,146,610	57,854,901	0.3%
	China Shenhua Energy Co., Ltd., Class H	28,497,000	49,375,051	0.2%
	CNOOC, Ltd.	66,903,000	61,213,281	0.3%
	Geely Automobile Holdings, Ltd.	29,475,000	60,566,869	0.3%
	Industrial & Commercial Bank of China, Ltd., Class H	260,523,725	147,942,056	0.6%
*	JD.com, Inc., ADR	933,460	76,095,659	0.3%
*	Meituan Dianping, Class B	1,960,500	73,085,789	0.3%
#	NetEase, Inc., ADR	1,143,858	99,275,436	0.4%
*	New Oriental Education & Technology Group, Inc., Sponsored ADR	336,236	53,925,530	0.2%
*	NIO, Inc., ADR	2,486,207	76,028,210	0.3%
#	Ping An Insurance Group Co. of China, Ltd., Class H	30,207,000	312,330,514	1.3%
	Sino Biopharmaceutical, Ltd.	48,739,495	49,372,810	0.2%
	Sunac China Holdings, Ltd.	15,572,000	57,712,174	0.3%
	Tencent Holdings, Ltd.	17,216,900	1,315,467,717	5.3%
*	Vipshop Holdings, Ltd., ADR	3,141,441	67,226,837	0.3%
	Xinyi Solar Holdings, Ltd.	28,249,834	51,608,076	0.2%
	Yum China Holdings, Inc.	1,301,003	69,252,390	0.3%
	Other Securities		4,368,043,258	17.2%

TOTAL CHINA			8,651,220,791	34.9%

COLOMBIA — (0.2%)
	Other Securities		41,789,900	0.2%

CZECH REPUBLIC — (0.1%)
	Other Securities		28,040,143	0.1%

EGYPT — (0.1%)
	Other Securities		16,427,844	0.1%

GREECE — (0.2%)
	Other Securities		45,306,234	0.2%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HONG KONG — (0.2%)
Other Securities		$58,580,878	0.2%

HUNGARY — (0.2%)
Other Securities		54,622,576	0.2%

INDIA — (11.0%)
HCL Technologies, Ltd.	4,417,982	50,433,219	0.2%
* HDFC Bank, Ltd.	5,989,118	95,552,894	0.4%
Hindustan Unilever, Ltd.	2,248,958	62,994,011	0.3%
Housing Development Finance Corp., Ltd.	2,926,564	75,823,884	0.3%
Infosys, Ltd.	8,238,838	118,016,738	0.5%
Infosys, Ltd., Sponsored ADR	7,138,068	101,860,230	0.4%
Reliance Industries, Ltd.	9,603,552	267,532,744	1.1%
Tata Consultancy Services, Ltd.	2,426,638	87,414,434	0.4%
Other Securities		1,893,212,711	7.5%

TOTAL INDIA		2,752,840,865	11.1%

INDONESIA — (1.8%)
Other Securities		456,971,964	1.8%

MALAYSIA — (2.1%)
Other Securities		517,680,915	2.1%

MEXICO — (2.2%)
# Grupo Mexico S.A.B. de C.V., Class B	18,002,447	51,330,080	0.2%
Other Securities		500,834,854	2.0%

TOTAL MEXICO		552,164,934	2.2%

PERU — (0.1%)
Other Securities		21,130,689	0.1%

PHILIPPINES — (0.9%)
Other Securities		235,788,762	1.0%

POLAND — (0.7%)
Other Securities		170,267,118	0.7%

QATAR — (0.1%)
Other Securities		36,282,054	0.1%

RUSSIA — (0.8%)
Other Securities		206,152,309	0.8%

SAUDI ARABIA — (1.3%)
Other Securities		320,899,770	1.3%

SOUTH AFRICA — (4.2%)
Gold Fields, Ltd., Sponsored ADR	7,820,734	85,480,623	0.4%
# MTN Group, Ltd.	14,341,540	51,206,615	0.2%
Naspers, Ltd., Class N	463,620	90,511,338	0.4%
Standard Bank Group, Ltd.	8,280,680	54,146,469	0.2%
Other Securities		783,662,597	3.1%

TOTAL SOUTH AFRICA		1,065,007,642	4.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (13.4%)
LG Electronics, Inc.	869,500	$64,638,147	0.3%
Samsung Electronics Co., Ltd.	19,583,730	984,388,104	4.0%
SK Hynix, Inc.	2,287,099	162,253,318	0.7%
Other Securities		2,136,945,062	8.5%

TOTAL SOUTH KOREA		3,348,224,631	13.5%

TAIWAN — (16.0%)
Hon Hai Precision Industry Co., Ltd.	26,398,403	71,595,904	0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	41,439,652	626,968,405	2.5%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	5,081,623	426,195,721	1.7%
Other Securities		2,890,791,773	11.7%

TOTAL TAIWAN		4,015,551,803	16.2%

THAILAND — (1.9%)
Other Securities		485,085,248	2.0%

TURKEY — (0.6%)
Other Securities		139,725,670	0.6%

UNITED ARAB EMIRATES — (0.1%)
Other Securities		26,871,155	0.1%

UNITED STATES — (0.0%)
Other Security		172,039	0.0%

TOTAL COMMON STOCKS		24,367,049,798	98.3%

PREFERRED STOCKS — (1.0%)

BRAZIL — (0.9%)
Petroleo Brasileiro SA	28,735,931	94,852,436	0.4%
Other Securities		133,823,726	0.5%

TOTAL BRAZIL		228,676,162	0.9%

CHILE — (0.0%)
Other Securities		4,036,441	0.0%

COLOMBIA — (0.1%)
Other Securities		8,361,863	0.1%

SOUTH KOREA — (0.0%)
Other Security		189,077	0.0%

TOTAL PREFERRED STOCKS		241,263,543	1.0%

RIGHTS/WARRANTS — (0.0%)

BRAZIL — (0.0%)
Other Securities		64,192	0.0%

MALAYSIA — (0.0%)
Other Securities		463,989	0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (0.0%)
Other Securities		$1,544,775	0.0%

TAIWAN — (0.0%)
Other Securities		56,874	0.0%

THAILAND — (0.0%)
Other Securities		112,853	0.0%

TOTAL RIGHTS/WARRANTS		2,242,683	0.0%

TOTAL INVESTMENT SECURITIES (Cost $20,614,695,802)		24,610,556,024

		Value†
SECURITIES LENDING COLLATERAL — (1.8%)
@§ The DFA Short Term Investment Fund	38,661,524	447,352,497	1.8%

TOTAL INVESTMENTS—(100.0%) (Cost $21,061,939,395)		$25,057,908,521	101.1%

As of October 31, 2020, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index.	905	12/18/20	$155,623,087	$147,727,675	$(7,895,412)

Total Futures Contracts			$155,623,087	$147,727,675	$(7,895,412)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$952,969,019	—	—	$952,969,019
Chile	46,377,839	$120,897,006	—	167,274,845
China	1,757,353,830	6,893,866,961	—	8,651,220,791
Colombia	41,789,900	—	—	41,789,900
Czech Republic	—	28,040,143	—	28,040,143
Egypt	1,630,684	14,797,160	—	16,427,844
Greece	6,737	45,299,497	—	45,306,234
Hong Kong	6,792,380	51,788,498	—	58,580,878
Hungary	88,352	54,534,224	—	54,622,576
India	174,449,847	2,578,391,018	—	2,752,840,865
Indonesia	13,748,358	443,223,606	—	456,971,964
Malaysia	—	517,680,915	—	517,680,915
Mexico	552,145,140	19,794	—	552,164,934
Peru	21,130,688	1	—	21,130,689
Philippines	5,318,933	230,469,829	—	235,788,762
Poland	—	170,267,118	—	170,267,118
Qatar	—	36,282,054	—	36,282,054

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Russia	$20,862,520	$185,289,789	—	$206,152,309
Saudi Arabia	474,305	320,425,465	—	320,899,770
South Africa	170,766,397	894,241,245	—	1,065,007,642
South Korea	63,879,327	3,284,345,304	—	3,348,224,631
Taiwan	440,790,265	3,574,761,538	—	4,015,551,803
Thailand	485,085,248	—	—	485,085,248
Turkey	624,108	139,101,562	—	139,725,670
United Arab Emirates	—	26,871,155	—	26,871,155
United States	—	172,039	—	172,039
Preferred Stocks
Brazil	228,676,162	—	—	228,676,162
Chile	—	4,036,441	—	4,036,441
Colombia	8,361,863	—	—	8,361,863
South Korea	—	189,077	—	189,077
Rights/Warrants
Brazil	—	64,192	—	64,192
Malaysia	—	463,989	—	463,989
South Korea	—	1,544,775	—	1,544,775
Taiwan.	—	56,874	—	56,874
Thailand	—	112,853	—	112,853
Securities Lending Collateral	—	447,352,497	—	447,352,497
Futures Contracts**	(7,895,412)	—	—	(7,895,412)

TOTAL	$4,985,426,490	$20,064,586,619	—	$25,050,013,109

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

EMERGING MARKETS TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (98.1%)
	BRAZIL — (3.0%)
	Sul America SA	82,071	$571,985	0.3%
	Other Securities		4,589,349	2.7%

	TOTAL BRAZIL		5,161,334	3.0%

	CHILE — (0.5%)
	Other Securities		768,684	0.5%

	CHINA — (29.1%)
	China Conch Venture Holdings, Ltd.	148,000	659,015	0.4%
*Ω	China International Capital Corp., Ltd., Class H	328,400	767,335	0.5%
	China Jinmao Holdings Group, Ltd.	1,102,000	558,331	0.3%
	China National Building Material Co., Ltd., Class H	998,000	1,148,759	0.7%
	China Resources Cement Holdings, Ltd.	382,000	500,202	0.3%
	China Taiping Insurance Holdings Co., Ltd.	397,600	600,434	0.4%
	China Unicom Hong Kong, Ltd.	780,000	480,784	0.3%
	Fosun International, Ltd.	652,500	787,915	0.5%
	Great Wall Motor Co., Ltd., Class H	330,000	534,293	0.3%
#*	JinkoSolar Holding Co., Ltd., ADR	9,125	531,987	0.3%
#	JOYY, Inc., ADR	8,665	791,808	0.5%
	Kingboard Holdings, Ltd.	158,500	536,847	0.3%
	Kunlun Energy Co., Ltd.	730,000	472,604	0.3%
	Minth Group, Ltd.	156,000	645,527	0.4%
	Nine Dragons Paper Holdings, Ltd.	436,000	581,551	0.4%
	PICC Property & Casualty Co., Ltd., Class H	844,000	572,834	0.4%
	Shimao Group Holdings, Ltd.	149,500	529,576	0.3%
*	SINA Corp.	10,908	467,408	0.3%
	Sinopharm Group Co., Ltd., Class H	350,400	805,024	0.5%
	Sinotruk Hong Kong, Ltd.	174,000	445,066	0.3%
*	Trip.com Group, Ltd., ADR	52,226	1,502,020	0.9%
	Other Securities		35,608,633	20.5%

	TOTAL CHINA		49,527,953	29.1%

	COLOMBIA — (0.2%)
	Other Securities		289,843	0.2%

	GREECE — (0.2%)
	Other Securities		323,777	0.2%

	HONG KONG — (0.2%)
	Other Securities		384,083	0.2%

	INDIA — (11.3%)
	Aurobindo Pharma, Ltd.	51,632	538,669	0.3%
	Cipla, Ltd.	54,009	550,639	0.3%
	Dr Reddy’s Laboratories, Ltd.	7,033	463,026	0.3%
	Grasim Industries, Ltd.	62,073	652,733	0.4%
	Hindalco Industries, Ltd.	206,621	478,009	0.3%
	Tata Consumer Products, Ltd.	67,382	448,775	0.3%
	Tech Mahindra, Ltd.	48,500	532,656	0.3%
	UPL, Ltd.	75,705	462,278	0.3%

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
Other Securities		$15,095,644	8.8%

TOTAL INDIA		19,222,429	11.3%

INDONESIA — (1.5%)
Other Securities		2,620,907	1.5%

MALAYSIA — (2.1%)
Other Securities		3,545,043	2.1%

MEXICO — (2.5%)
Cemex S.A.B. de C.V.	2,836,629	1,171,481	0.7%
* Grupo Televisa S.A.B.	404,268	514,591	0.3%
Other Securities		2,469,707	1.5%

TOTAL MEXICO		4,155,779	2.5%

PHILIPPINES — (0.8%)
Other Securities		1,384,232	0.8%

POLAND — (0.7%)
Other Securities		1,161,459	0.7%

QATAR — (0.9%)
Other Securities		1,556,675	0.9%

RUSSIA — (0.7%)
Other Securities		1,109,459	0.7%

SAUDI ARABIA — (2.5%)
* Etihad Etisalat Co.	63,225	470,475	0.3%
Other Securities		3,762,553	2.2%

TOTAL SAUDI ARABIA		4,233,028	2.5%

SOUTH AFRICA — (3.6%)
Sibanye Stillwater, Ltd.	256,549	756,491	0.5%
Other Securities		5,414,026	3.1%

TOTAL SOUTH AFRICA		6,170,517	3.6%

SOUTH KOREA — (16.2%)
DB Insurance Co., Ltd.	11,991	468,801	0.3%
E-MART, Inc.	5,089	640,695	0.4%
Hankook Tire & Technology Co., Ltd.	18,185	509,439	0.3%
Hanwha Solutions Corp.	17,310	672,868	0.4%
Kumho Petrochemical Co., Ltd.	4,146	490,422	0.3%
* Samsung Heavy Industries Co., Ltd.	107,772	484,432	0.3%
Woori Financial Group, Inc.	71,172	561,946	0.3%
Other Securities		23,788,590	13.9%

TOTAL SOUTH KOREA		27,617,193	16.2%

TAIWAN — (18.3%)
* AU Optronics Corp.	1,763,000	712,046	0.4%
Compal Electronics, Inc.	981,000	639,120	0.4%
Innolux Corp.	1,677,000	582,067	0.4%

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (Continued)
Lite-On Technology Corp.	420,000	$684,145	0.4%
Pou Chen Corp.	514,000	454,163	0.3%
Shin Kong Financial Holding Co., Ltd.	1,821,137	507,267	0.3%
Synnex Technology International Corp.	296,000	439,913	0.3%
Wistron Corp.	629,000	628,837	0.4%
Other Securities		26,540,020	15.4%

TOTAL TAIWAN		31,187,578	18.3%

THAILAND — (2.4%)
Other Securities		4,110,112	2.4%

TURKEY — (0.8%)
Other Securities		1,378,822	0.8%

UNITED ARAB EMIRATES — (0.6%)
Other Securities		1,000,223	0.6%

TOTAL COMMON STOCKS		166,909,130	98.1%

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
Gerdau SA	158,000	600,559	0.4%
Other Securities		512,598	0.3%

TOTAL BRAZIL		1,113,157	0.7%

RIGHTS/WARRANTS — (0.0%)

MALAYSIA — (0.0%)
Other Security		10,032	0.0%

SOUTH KOREA — (0.0%)
Other Securities		37,820	0.0%

TAIWAN — (0.0%)
Other Securities		236	0.0%

THAILAND — (0.0%)
Other Security		1,380	0.0%

TOTAL RIGHTS/WARRANTS		49,468	0.0%

TOTAL INVESTMENT SECURITIES (Cost $164,920,616)		168,071,755

		Value†

SECURITIES LENDING COLLATERAL — (1.2%)
@§ The DFA Short Term Investment Fund	176,015	2,036,669	1.2%

TOTAL INVESTMENTS—(100.0%) (Cost $166,957,154)		$170,108,424	100.0%

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

As of October 31, 2020, Emerging Markets Targeted Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	8	12/18/20	$1,318,841	$1,305,880	$(12,961)

Total Futures Contracts			$1,318,841	$1,305,880	$(12,961)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$5,161,334	—	—	$5,161,334
Chile	4,572	$764,112	—	768,684
China	4,263,802	45,264,151	—	49,527,953
Colombia	289,843	—	—	289,843
Greece	—	323,777	—	323,777
Hong Kong	90,440	293,643	—	384,083
India	—	19,222,429	—	19,222,429
Indonesia	—	2,620,907	—	2,620,907
Malaysia	—	3,545,043	—	3,545,043
Mexico	4,155,779	—	—	4,155,779
Philippines	—	1,384,232	—	1,384,232
Poland	—	1,161,459	—	1,161,459
Qatar	—	1,556,675	—	1,556,675
Russia	990,167	119,292	—	1,109,459
Saudi Arabia	—	4,233,028	—	4,233,028
South Africa	444,141	5,726,376	—	6,170,517
South Korea	234,645	27,382,548	—	27,617,193
Taiwan	—	31,187,578	—	31,187,578
Thailand	4,110,112	—	—	4,110,112
Turkey	—	1,378,822	—	1,378,822
United Arab Emirates	—	1,000,223	—	1,000,223
Preferred Stocks
Brazil	1,113,157	—	—	1,113,157
Rights/Warrants
Malaysia	—	10,032	—	10,032
South Korea	—	37,820	—	37,820
Taiwan	—	236	—	236
Thailand	—	1,380	—	1,380
Securities Lending Collateral	—	2,036,669	—	2,036,669
Futures Contracts**	(12,961)	—	—	(12,961)

TOTAL	$20,845,031	$149,250,432	—	$170,095,463

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Large Cap International Portfolio*	International Core Equity Portfolio*	Global Small Company Portfolio	International Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	$43,714	$10,080,777
Investment Securities at Value (including $180,359, $1,243,693, $0 and $0 of securities on loan, respectively)	$4,652,658	$24,749,144	—	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of
$174,326, $1,094,757, $0 and $0, respectively)	174,366	1,094,988	—	—
Segregated Cash for Futures Contracts	3,204	7,824	—	5,700
Foreign Currencies at Value	18,966	38,325	—	—
Cash	—	47,030	28	73,447
Receivables:
Investment Securities Sold	35,585	52,599	—	—
Dividends, Interest and Tax Reclaims	16,574	81,077	—	—
Securities Lending Income	66	1,650	—	—
Fund Shares Sold	3,879	16,182	2	3,735
Due from Advisor	—	—	2	—
Futures Margin Variation	—	5,794	—	—
Unrealized Gain on Foreign Currency Contracts	23	56	—	—
Prepaid Expenses and Other Assets	65	330	12	109

Total Assets	4,905,386	26,094,999	43,758	10,163,768

LIABILITIES:
Payables:
Due to Custodian	64	—	—	—
Upon Return of Securities Loaned	174,377	1,094,979	—	—
Investment Securities Purchased	—	119	—	—
Fund Shares Redeemed	22,776	25,069	166	10,268
Due to Advisor	765	5,954	—	3,448
Line of Credit	4,045	—	—	—
Futures Margin Variation	2,100	—	—	893
Accrued Expenses and Other Liabilities	771	3,317	24	1,027

Total Liabilities	204,898	1,129,438	190	15,636

NET ASSETS	$4,700,488	$24,965,561	$43,568	$10,148,132

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $4,700,488; $24,965,561; $43,568 and $10,148,132 and shares outstanding of 224,874,880, 2,066,025,729, 4,149,085 and 602,694,748, respectively	$20.90	$12.08	$10.50	$16.84

NUMBER OF SHARES AUTHORIZED	1,500,000,000	7,000,000,000	100,000,000	3,000,000,000

Investments in Affiliated Investment Companies at Cost	$—	$—	$43,970	N/A

Investment Securities at Cost	$3,983,423	$23,838,375	N/A	N/A

Foreign Currencies at Cost	$19,269	$38,291	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$4,518,548	$25,612,369	$43,731	$10,259,277
Total Distributable Earnings (Loss)	181,940	(646,808)	(163)	(111,145)

NET ASSETS	$4,700,488	$24,965,561	$43,568	$10,148,132

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio	Continental Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$467,034	$378,864	$16,893	$539,125
Receivables:
Fund Shares Sold	—	—	—	1
Due from Advisor	—	—	2	—
Prepaid Expenses and Other Assets	10	10	8	10

Total Assets	467,044	378,874	16,903	539,136

LIABILITIES:
Payables:
Fund Shares Redeemed	139	19	8	1,137
Due to Advisor	150	123	—	181
Accrued Expenses and Other Liabilities	59	50	28	74

Total Liabilities	348	192	36	1,392

NET ASSETS	$466,696	$378,682	$16,867	$537,744

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $466,696; $378,682; $16,867 and $537,744 and shares outstanding of 19,948,861, 18,810,861, 789,972 and 22,576,468, respectively	$23.39	$20.13	$21.35	$23.82

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000

NET ASSETS CONSIST OF:
Paid-In Capital	$421,285	$412,169	$19,287	$543,778
Total Distributable Earnings (Loss)	45,411	(33,487)	(2,420)	(6,034)

NET ASSETS	$466,696	$378,682	$16,867	$537,744

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	DFA International Real Estate Securities Portfolio*	DFA Global Real Estate Securities Portfolio*	DFA International Small Cap Value Portfolio*	International Vector Equity Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$3,308,774	—	—
Investment Securities at Value (including $481,790, $70,201, $478,832 and $142,360 of securities on loan, respectively)	$4,578,537	3,905,683	$9,707,384	$2,704,898
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $379,316, $72,140, $419,690 and $123,749, respectively)	379,347	72,156	419,762	123,777
Segregated Cash for Futures Contracts	2,244	—	9,451	—
Foreign Currencies at Value	34,663	—	89,069	5,177
Cash	237	7,863	41,083	2,194
Receivables:
Investment Securities Sold	7,754	3,828	19,219	404
Dividends, Interest and Tax Reclaims	27,086	2,389	47,944	9,741
Securities Lending Income	628	176	1,315	237
Fund Shares Sold	1,217	9,548	3,486	4,615
Unrealized Gain on Foreign Currency Contracts	57	—	5	2
Prepaid Expenses and Other Assets	23	78	157	94

Total Assets	5,031,793	7,310,495	10,338,875	2,851,139

LIABILITIES:
Payables:
Upon Return of Securities Loaned	379,377	72,198	419,715	123,757
Investment Securities Purchased	152	5,611	9,010	1,432
Fund Shares Redeemed	3,417	5,766	13,843	1,601
Due to Advisor	998	670	5,290	1,017
Futures Margin Variation	351	—	1,346	—
Unrealized Loss on Foreign Currency Contracts	—	—	23	1
Accrued Expenses and Other Liabilities	650	425	1,720	472

Total Liabilities	384,945	84,670	450,947	128,280

NET ASSETS	$4,646,848	$7,225,825	$9,887,928	$2,722,859

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $4,646,848; $7,225,825; $9,887,928 and $2,722,859 and shares outstanding of 1,231,582,504, 755,186,998, 631,709,141 and 261,255,076, respectively	$3.77	$9.57	$15.65	$10.42

NUMBER OF SHARES AUTHORIZED	4,000,000,000	3,000,000,000	4,600,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$3,643,637	$—	$—

Investment Securities at Cost	$5,115,107	$3,882,717	$10,743,879	$2,586,114

Foreign Currencies at Cost	$34,867	$—	$89,522	$5,210

NET ASSETS CONSIST OF:
Paid-In Capital	$6,240,332	$7,551,934	$11,377,832	$2,723,191
Total Distributable Earnings (Loss)	(1,593,484)	(326,109)	(1,489,904)	(332)

NET ASSETS	$4,646,848	$7,225,825	$9,887,928	$2,722,859

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	International High Relative Profitability Portfolio*	World ex U.S. Value Portfolio	World ex U.S. Core Equity Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$206,867	—
Investment Securities at Value (including $56,196, $0 and $149,396 of securities on loan, respectively)	$1,458,933	—	$3,179,109
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $48,090, $0 and $119,067, respectively)	48,097	—	119,096
Segregated Cash for Futures Contracts	840	—	1,236
Foreign Currencies at Value	471	—	24,251
Cash	10,512	107	54
Receivables:
Investment Securities Sold	2,975	—	8,486
Dividends, Interest and Tax Reclaims	3,489	—	8,984
Securities Lending Income	18	—	202
Fund Shares Sold	4,899	17	1,337
Futures Margin Variation	—	—	370
Unrealized Gain on Foreign Currency Contracts	5	—	9
Prepaid Expenses and Other Assets	52	16	70

Total Assets	1,530,291	207,007	3,343,204

LIABILITIES:
Payables:
Upon Return of Securities Loaned	48,092	—	119,101
Investment Securities Purchased	5,388	—	39
Fund Shares Redeemed	591	3	12,390
Due to Advisor	319	56	828
Futures Margin Variation	402	—	—
Unrealized Loss on Foreign Currency Contracts	5	—	2
Accrued Expenses and Other Liabilities	149	33	607

Total Liabilities	54,946	92	132,967

NET ASSETS.	$1,475,345	$206,915	$3,210,237

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,475,345; $206,915 and $3,210,237 and shares outstanding of 138,693,765, 23,012,639 and 307,414,469, respectively	$10.64	$8.99	$10.44

NUMBER OF SHARES AUTHORIZED	500,000,000	1,000,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$233,103	$—

Investment Securities at Cost	$1,366,850	N/A	$3,168,410

Foreign Currencies at Cost	$474	$—	$24,155

NET ASSETS CONSIST OF:
Paid-In Capital	$1,407,883	$252,952	$3,327,399
Total Distributable Earnings (Loss)	67,462	(46,037)	(117,162)

NET ASSETS	$1,475,345	$206,915	$3,210,237

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$769,008	$285,284	$5,657,882	$4,901,221
Temporary Cash Investments at Value & Cost	671	—	—	—
Segregated Cash for Futures Contracts	—	252	—	—
Cash	—	3,208	—	—
Receivables:
Fund Shares Sold	268	59	4,172	1,053
Unrealized Gain on Forward Currency Contracts	—	400	—	—
Prepaid Expenses and Other Assets	38	17	95	32

Total Assets	769,985	289,220	5,662,149	4,902,306

LIABILITIES:
Payables:
Fund Shares Redeemed	293	443	8,034	20,378
Due to Advisor	26	9	1,323	1,714
Futures Margin Variation	—	40	—	—
Unrealized Loss on Forward Currency Contracts	—	173	—	—
Accrued Expenses and Other Liabilities	64	46	434	481

Total Liabilities	383	711	9,791	22,573

NET ASSETS	$769,602	$288,509	$5,652,358	$4,879,733

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $769,602; $288,509; $5,652,358 and $4,879,733 and shares outstanding of 47,252,450, 17,797,160, 204,524,442 and 248,118,362, respectively	$16.29	$16.21	$27.64	$19.67

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,500,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$645,866	$220,791	N/A	N/A

NET ASSETS CONSIST OF:
Paid-In Capital	$669,688	$223,786	$4,033,669	$5,073,491
Total Distributable Earnings (Loss)	99,914	64,723	1,618,689	(193,758)

NET ASSETS	$769,602	$288,509	$5,652,358	$4,879,733

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Emerging Markets Value Portfolio	Emerging Markets Core Equity Portfolio*	Emerging Markets Targeted Value Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	$12,662,142	—	—
Investment Securities at Value (including $0, $966,030 and $3,055 of securities on loan, respectively)	—	$24,610,556	$168,072
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0, $447,244 and $2,037, respectively)	—	447,352	2,037
Segregated Cash for Futures Contracts	—	10,860	96
Foreign Currencies at Value	—	102,117	1,091
Cash	—	33,001	816
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	30,723	262
Dividends and Interest	—	29,511	145
Securities Lending Income	—	2,088	7
Fund Shares Sold	2,383	14,262	81
Prepaid Expenses and Other Assets	80	182	23

Total Assets	12,664,605	25,280,652	172,630

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	447,327	2,037
Investment Securities/Affiliated Investment Companies Purchased	—	2,919	219
Fund Shares Redeemed	50,035	18,851	30
Due to Advisor	3,864	9,064	54
Futures Margin Variation	—	—	14
Unrealized Loss on Foreign Currency Contracts	—	36	—
Deferred Taxes Payable	—	17,448	—
Accrued Expenses and Other Liabilities	1,217	4,307	113

Total Liabilities	55,116	499,952	2,467

NET ASSETS	$12,609,489	$24,780,700	$170,163

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $12,587; $0 and $0 and shares outstanding of 529,311, 0 and 0, respectively	$23.78	N/A	N/A

NUMBER OF SHARES AUTHORIZED	200,000,000	N/A	N/A

Institutional Class Shares — based on net assets of $12,596,902; $24,780,700 and $170,163 and shares outstanding of 526,429,836, 1,218,268,057 and 17,519,628, respectively	$23.93	$20.34	$9.71

NUMBER OF SHARES AUTHORIZED	3,000,000,000	5,000,000,000	500,000,000

Investment Securities at Cost	N/A	$20,614,696	$164,921

Foreign Currencies at Cost	$—	$102,149	$1,076

NET ASSETS CONSIST OF:
Paid-In Capital	$15,407,034	$23,617,832	$164,016
Total Distributable Earnings (Loss)	(2,797,545)	1,162,868	6,147

NET ASSETS	$12,609,489	$24,780,700	$170,163

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Large Cap International Portfolio#	International Core Equity Portfolio#	Global Small Company Portfolio*	International Small Company Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $44 and $23,526, respectively)	—	—	$440	$258,942
Income from Securities Lending	—	—	45	20,089
Expenses Allocated from Affiliated Investment Companies	—	—	(29)	(13,509)

Income Distributions Received from Affiliated Investment Companies	—	—	244	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	—	700	265,522

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $12,483, $62,878, $0 and $0, respectively)	$126,806	$663,032	—	—
Income from Securities Lending	2,393	26,012	—	—

Total Fund Investment Income	129,199	689,044	—	—

Fund Expenses
Investment Management Fees	9,541	68,181	180	43,408
Accounting & Transfer Agent Fees	913	4,754	19	1,452
Custodian Fees	377	1,492	2	2
Filing Fees	140	712	23	177
Shareholders’ Reports	208	754	13	528
Directors’/Trustees’ Fees & Expenses	42	215	—	88
Professional Fees	117	706	—	51
Previously Waived Fees Recovered by Advisor (Note C)	—	3,676	—	—
Other	202	1,085	2	76

Total Fund Expenses	11,540	81,575	239	45,782

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	183	155	—
Fees Paid Indirectly (Note C)	277	1,078	—	—

Net Expenses	11,263	80,314	84	45,782

Net Investment Income (Loss)	117,936	608,730	616	219,740

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	—	535	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(380,110)	(1,030,907)	—	—
Affiliated Investment Companies Shares Sold	(71)	(170)	(712)	—
Transactions Allocated from Affiliated Investment Company**	—	—	(193)	(279,498)
Futures	16,935	86,315	18	13,320
Foreign Currency Transactions	4,070	5,368	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(141,807)	(1,938,314)	9	—
Affiliated Investment Companies Shares	27	97	(202)	—
Transactions Allocated from Affiliated Investment Company	—	—	(79)	(573,955)
Futures	(1,346)	(6,655)	—	(2,575)
Translation of Foreign Currency-Denominated Amounts	207	640	—	—

Net Realized and Unrealized Gain (Loss)	(502,095)	(2,883,626)	(624)	(842,708)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(384,159)	$(2,274,896)	$(8)	$(622,968)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Japanese Small Company Portfolio*	Asia Pacific Small Company Portfolio*	United Kingdom Small Company Portfolio*	Continental Small Company Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $1,221, $152, $5 and $1,610, respectively)	$11,002	$13,793	$487	$11,560
Income from Securities Lending	687	904	7	1,319
Expenses Allocated from Affiliated Investment Companies	(641)	(413)	(23)	(702)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	11,048	14,284	471	12,177

Fund Expenses
Investment Management Fees	2,467	1,578	97	2,791
Accounting & Transfer Agent Fees	103	77	16	126
Filing Fees	28	29	18	53
Shareholders’ Reports	15	13	12	17
Directors’/Trustees’ Fees & Expenses	6	3	—	4
Professional Fees	2	1	3	3
Previously Waived Fees Recovered by Advisor (Note C)	—	—	2	—
Other	4	3	1	7

Total Fund Expenses	2,625	1,704	149	3,001

Fees Waived, Expenses Reimbursed by Advisor (Note C)	513	329	55	580

Net Expenses	2,112	1,375	94	2,421

Net Investment Income (Loss)	8,936	12,909	377	9,756

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	(2,944)	(3,570)	78	(23,161)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(15,236)	1,830	(3,815)	(31,479)

Net Realized and Unrealized Gain (Loss)	(18,180)	(1,740)	(3,737)	(54,640)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,244)	$11,169	$(3,360)	$(44,884)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	DFA International Real Estate Securities Portfolio#	DFA Global Real Estate Securities Portfolio#	DFA International Small Cap Value Portfolio#	International Vector Equity Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Income Distributions Received from Affiliated Investment Companies	—	$399,313	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	399,313	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $25,562, $0, $24,799 and $6,812, respectively)	$199,050	123,152	$286,462	$68,720
Income from Securities Lending	4,895	1,046	14,772	3,560

Total Fund Investment Income	203,945	124,198	301,234	72,280

Fund Expenses
Investment Management Fees	12,837	15,944	69,790	11,621
Accounting & Transfer Agent Fees	653	1,037	1,972	585
Custodian Fees	408	34	730	341
Filing Fees	60	182	196	120
Shareholders’ Reports	162	432	522	119
Directors’/Trustees’ Fees & Expenses	41	62	90	23
Professional Fees	118	61	293	78
Previously Waived Fees Recovered by Advisor (Note C)	—	104	—	—
Other	135	83	506	124

Total Fund Expenses	14,414	17,939	74,099	13,011

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	8,120	—	—
Fees Paid Indirectly (Note C)	500	7	925	197

Net Expenses	13,914	9,812	73,174	12,814

Net Investment Income (Loss)	190,031	513,699	228,060	59,466

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	1,750	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(107,519)	(42,440)	(411,850)	(76,225)
Affiliated Investment Companies Shares Sold	(33)	22,534	(2)	(7)
Futures	21,374	(362)	35,047	(8,170)
Foreign Currency Transactions	1,329	—	6,447	296
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,553,230)	(868,809)	(1,526,362)	(125,231)
Affiliated Investment Companies Shares	14	(1,432,797)	(8)	15
Futures	(2,070)	—	(7,947)	—
Translation of Foreign Currency-Denominated Amounts	310	—	(289)	132

Net Realized and Unrealized Gain (Loss)	(1,639,825)	(2,320,124)	(1,904,964)	(209,190)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,449,794)	$(1,806,425)	$(1,676,904)	$(149,724)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	International High Relative Profitability Portfolio#	World ex U.S. Value Portfolio*	World ex U.S. Core Equity Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $793 and $0, respectively)	—	$6,655	—
Income from Securities Lending	—	128	—
Expenses Allocated from Affiliated Investment Companies	—	(418)	—

Income Distributions Received from Affiliated Investment Companies	—	465	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	6,830	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $2,175, $0 and $9,075, respectively)	$22,430	—	$86,930
Income from Securities Lending	348	—	3,106

Total Fund Investment Income	22,778	—	90,036

Fund Expenses
Investment Management Fees	2,503	1,076	10,369
Accounting & Transfer Agent Fees	222	29	663
Custodian Fees	93	—	658
Filing Fees	135	35	163
Shareholders’ Reports	61	16	139
Directors’/Trustees’ Fees & Expenses	9	2	28
Professional Fees	20	4	117
Previously Waived Fees Recovered by Advisor (Note C)	25	—	—
Other	33	4	217

Total Fund Expenses	3,101	1,166	12,354

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	504	—
Fees Paid Indirectly (Note C)	95	—	144

Net Expenses	3,006	662	12,210

Net Investment Income (Loss)	19,772	6,168	77,826

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	440	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(18,047)	—	(110,980)
Affiliated Investment Companies Shares Sold	(1)	(1,457)	(23)
Transactions Allocated from Affiliated Investment Company**	—	(14,842)	—
Futures	3,996	100	13,484
Foreign Currency Transactions	(53)	—	1,255
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	56,853	(42)	(169,554)
Affiliated Investment Companies Shares	5	(3,499)	17
Transactions Allocated from Affiliated Investment Company	—	(36,036)	—
Futures	(145)	—	(598)
Translation of Foreign Currency-Denominated Amounts	60	—	101

Net Realized and Unrealized Gain (Loss)	42,668	(55,336)	(266,298)

Net Increase (Decrease) in Net Assets Resulting from Operations	$62,440	$(49,168)	$(188,472)

**	Net of foreign capital gain taxes withheld of $0, $2 and $2, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio*	Emerging Markets Small Cap Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $19,214 and $15,943, respectively)	—	$37	$140,906	$135,517
Interest	—	—	75	105
Income from Securities Lending	—	—	3,277	23,638
Expenses Allocated from Affiliated Investment Companies	—	—	(7,908)	(14,242)

Income Distributions Received from Affiliated Investment Companies	$15,451	6,007	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	15,451	6,044	136,350	145,018

Fund Expenses
Investment Management Fees	2,307	935	22,191	33,995
Accounting & Transfer Agent Fees	123	76	594	583
Custodian Fees	2	4	—	—
Filing Fees	52	29	111	148
Shareholders’ Reports	19	21	242	202
Directors’/Trustees’ Fees & Expenses	6	2	48	43
Professional Fees	6	3	20	21
Previously Waived Fees Recovered by Advisor (Note C)	28	—	—	—
Other	9	3	28	30

Total Fund Expenses	2,552	1,073	23,234	35,022

Fees Waived, Expenses Reimbursed by Advisor (Note C)	2,008	818	5,732	10,976
Fees Paid Indirectly (Note C)	—	1	—	—

Net Expenses	544	254	17,502	24,046

Net Investment Income (Loss)	14,907	5,790	118,848	120,972

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	8,146	4,097	—	—
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	(19,813)	(689)	—	—
Transactions Allocated from Affiliated Investment Company**	—	—	62,124	(377,221)
Futures	(122)	460	—	—
Forward Currency Contracts	—	(1,961)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	3,079	(13,537)	—	—
Transactions Allocated from Affiliated Investment Company	—	—	28,554	126,768
Futures	—	(146)	—	—
Forward Currency Contracts	—	710	—	—

Net Realized and Unrealized Gain (Loss)	(8,710)	(11,066)	90,678	(250,453)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,197	$(5,276)	$209,526	$(129,481)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $162, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Emerging Markets Value Portfolio*	Emerging Markets Core Equity Portfolio#	Emerging Markets Targeted Value Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $70,047, $0 and $0, respectively)	$486,364	—	—
Interest	180	—	—
Income from Securities Lending	10,339	—	—
Expenses Allocated from Affiliated Investment Companies	(21,766)	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	475,117	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $84,124 and $483, respectively)	—	$656,963	$4,260
Income from Securities Lending	1	32,055	66

Total Fund Investment Income	1	689,018	4,326

Fund Expenses
Investment Management Fees	68,528	112,638	923
Accounting & Transfer Agent Fees	1,116	4,061	41
Custodian Fees	—	6,823	132
Shareholder Servicing Fees
Class R2 Shares	55	—	—
Filing Fees	213	490	54
Shareholders’ Reports	386	886	38
Directors’/Trustees’ Fees & Expenses	120	202	2
Professional Fees	71	682	14
Organizational & Offering Costs	—	—	3
Previously Waived Fees Recovered by Advisor (Note C)	—	—	32
Other	78	2,451	23

Total Fund Expenses	70,567	128,233	1,262

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	62
Class R2 Shares	22	—	—
Institutional Class Shares	14,579	—	—
Fees Paid Indirectly (Note C)	—	1,167	15

Net Expenses	55,966	127,066	1,185

Net Investment Income (Loss)	419,152	561,952	3,141

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	—	(1,673,803)	1,473
Affiliated Investment Companies Shares Sold	—	(9)	—
Transactions Allocated from Affiliated Investment Company**	(1,030,841)	—	—
Futures	—	69,434	(609)
Foreign Currency Transactions	—	(17,720)	36
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	760,317	3,387
Affiliated Investment Companies Shares	—	17	—
Transactions Allocated from Affiliated Investment Company	(1,128,949)	—	—
Futures	—	(12,657)	(13)
Translation of Foreign Currency-Denominated Amounts	—	(579)	(4)

Net Realized and Unrealized Gain (Loss)	(2,159,790)	(875,000)	4,270

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,740,638)	$(313,048)	$7,411

**	Net of foreign capital gain taxes withheld of $365, $72 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Large Cap International Portfolio		International Core Equity Portfolio		Global Small Company Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$117,936	$161,397	$608,730	$913,682	$616	$596
Capital Gain Distributions Received from Investment Securities	—	—	—	—	535	587
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(380,110)	(116,656)	(1,030,907)	(348,700)	—	—
Affiliated Investment Companies Shares Sold	(71)	(11)	(170)	(2)	(712)	(342)
Transactions Allocated from Affiliated Investment Company*,**	—	—	—	—	(193)	(416)
Futures	16,935	815	86,315	12,437	18	7
Foreign Currency Transactions	4,070	(892)	5,368	(5,912)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(141,807)	461,700	(1,938,314)	1,567,492	9	(357)
Affiliated Investment Companies Shares	27	25	97	111	(202)	271
Transactions Allocated from Affiliated Investment Company	—	—	—	—	(79)	1,280
Futures	(1,346)	3,123	(6,655)	13,424	—	—
Translation of Foreign Currency-Denominated Amounts	207	193	640	1,383	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(384,159)	509,694	(2,274,896)	2,153,915	(8)	1,626

Distributions:
Institutional Class Shares	(119,035)	(155,698)	(616,813)	(907,539)	(627)	(308)
Capital Share Transactions (1):
Shares Issued	1,926,246	1,454,715	8,116,550	8,662,646	15,132	16,512
Shares Issued in Lieu of Cash Distributions	109,607	138,823	589,210	864,811	627	308
Shares Redeemed	(2,188,646)	(1,178,465)	(11,407,917)	(7,388,995)	(12,842)	(8,232)

Net Increase (Decrease) from Capital Share Transactions	(152,793)	415,073	(2,702,157)	2,138,462	2,917	8,588

Total Increase (Decrease) in Net Assets	(655,987)	769,069	(5,593,866)	3,384,838	2,282	9,906
Net Assets
Beginning of Year	5,356,475	4,587,406	30,559,427	27,174,589	41,286	31,380

End of Year	$4,700,488	$5,356,475	$24,965,561	$30,559,427	$43,568	$41,286

(1) Shares Issued and Redeemed:
Shares Issued	94,221	68,558	716,205	693,417	1,667	1,564
Shares Issued in Lieu of Cash Distributions	5,201	6,394	47,443	68,976	54	31
Shares Redeemed	(109,723)	(55,298)	(1,014,855)	(593,959)	(1,300)	(793)

Net Increase (Decrease) from Shares Issued and Redeemed	(10,301)	19,654	(251,207)	168,434	421	802

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International Small Company Portfolio***		Japanese Small Company Portfolio***		Asia Pacific Small Company Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$219,740	$300,037	$8,936	$11,135	$12,909	$12,680
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(279,498)	313,315	(2,944)	10,446	(3,570)	5,261
Futures	13,320	(626)	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(573,955)	135,389	(15,236)	2,052	1,830	(501)
Futures	(2,575)	7,881	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(622,968)	755,996	(9,244)	23,633	11,169	17,440

Distributions:
Institutional Class Shares	(529,962)	(857,472)	(23,243)	(39,387)	(14,178)	(11,260)
Capital Share Transactions (1):
Shares Issued	2,566,857	2,921,274	67,280	72,402	71,668	38,624
Shares Issued in Lieu of Cash Distributions	511,580	824,335	23,242	36,290	14,174	10,374
Shares Redeemed	(4,527,485)	(3,550,227)	(231,407)	(75,520)	(44,800)	(60,864)

Net Increase (Decrease) from Capital Share Transactions	(1,449,048)	195,382	(140,885)	33,172	41,042	(11,866)

Total Increase (Decrease) in Net Assets	(2,601,978)	93,906	(173,372)	17,418	38,033	(5,686)
Net Assets
Beginning of Year	12,750,110	12,656,204	640,068	622,650	340,649	346,335

End of Year	$10,148,132	$12,750,110	$466,696	$640,068	$378,682	$340,649

(1) Shares Issued and Redeemed:
Shares Issued	166,813	170,065	3,412	3,098	4,296	1,859
Shares Issued in Lieu of Cash Distributions	27,715	51,059	928	1,637	681	522
Shares Redeemed	(292,110)	(206,414)	(10,105)	(3,248)	(2,301)	(2,869)

Net Increase (Decrease) from Shares Issued and Redeemed	(97,582)	14,710	(5,765)	1,487	2,676	(488)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	United Kingdom Small Company Portfolio***		Continental Small Company Portfolio***		DFA International Real Estate Securities Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$377	$866	$9,756	$14,356	$190,031	$228,481
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	—	—	—	—	(107,519)	(121,318)
Affiliated Investment Companies Shares Sold	—	—	—	—	(33)	(4)
Transactions Allocated from Affiliated Investment Company*,**	78	1,418	(23,161)	(1,860)	—	—
Futures	—	—	—	—	21,374	1,553
Foreign Currency Transactions	—	—	—	—	1,329	221
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	—	—	—	(1,553,230)	1,036,222
Affiliated Investment Companies Shares	—	—	—	—	14	16
Transactions Allocated from Affiliated Investment Company	(3,815)	(372)	(31,479)	38,034	—	—
Futures	—	—	—	—	(2,070)	1,373
Translation of Foreign Currency-Denominated Amounts	—	—	—	—	310	136

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,360)	1,912	(44,884)	50,530	(1,449,794)	1,146,680

Distributions:
Institutional Class Shares	(2,447)	(1,977)	(8,902)	(33,215)	(717,271)	(302,662)
Capital Share Transactions (1):
Shares Issued	3,517	2,122	73,968	117,898	1,196,937	913,489
Shares Issued in Lieu of Cash Distributions	2,447	1,763	8,888	31,461	707,587	297,390
Shares Redeemed	(9,830)	(13,631)	(148,431)	(155,220)	(1,388,574)	(1,199,441)

Net Increase (Decrease) from Capital Share Transactions	(3,866)	(9,746)	(65,575)	(5,861)	515,950	11,438

Total Increase (Decrease) in Net Assets	(9,673)	(9,811)	(119,361)	11,454	(1,651,115)	855,456
Net Assets
Beginning of Year	26,540	36,351	657,105	645,651	6,297,963	5,442,507

End of Year	$16,867	$26,540	$537,744	$657,105	$4,646,848	$6,297,963

(1) Shares Issued and Redeemed:
Shares Issued	153	82	2,953	5,188	304,948	182,042
Shares Issued in Lieu of Cash Distributions	88	75	361	1,395	144,701	64,510
Shares Redeemed	(404)	(553)	(7,187)	(6,632)	(341,397)	(245,929)

Net Increase (Decrease) from Shares Issued and Redeemed	(163)	(396)	(3,873)	(49)	108,252	623

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Global Real Estate Securities Portfolio		DFA International Small Cap Value Portfolio		International Vector Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$513,699	$243,121	$228,060	$325,454	$59,466	$72,736
Capital Gain Distributions Received from Investment Securities	1,750	—	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(42,440)	73,513	(411,850)	238,307	(76,225)	(25,195)
Affiliated Investment Companies Shares Sold	22,534	37,097	(2)	—	(7)	—
Futures	(362)	(135)	35,047	1,976	(8,170)	(2,728)
Foreign Currency Transactions	—	—	6,447	(1,093)	296	(429)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(868,809)	795,754	(1,526,362)	(233,259)	(125,231)	93,366
Affiliated Investment Companies Shares	(1,432,797)	641,678	(8)	70	15	12
Futures	—	—	(7,947)	4,434	—	—
Translation of Foreign Currency-Denominated Amounts	—	—	(289)	1,343	132	106

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,806,425)	1,791,028	(1,676,904)	337,232	(149,724)	137,868

Distributions:
Institutional Class Shares	(599,021)	(351,905)	(430,950)	(776,069)	(57,640)	(147,900)
Capital Share Transactions (1):
Shares Issued	2,435,290	1,973,793	2,667,860	3,086,382	1,704,392	1,111,287
Shares Issued in Lieu of Cash Distributions	567,176	335,724	385,828	699,165	56,357	140,703
Shares Redeemed	(2,640,206)	(1,955,553)	(4,485,990)	(3,706,321)	(1,408,660)	(1,105,041)

Net Increase (Decrease) from Capital Share Transactions	362,260	353,964	(1,432,302)	79,226	352,089	146,949

Total Increase (Decrease) in Net Assets	(2,043,186)	1,793,087	(3,540,156)	(359,611)	144,725	136,917
Net Assets
Beginning of Year	9,269,011	7,475,924	13,428,084	13,787,695	2,578,134	2,441,217

End of Year	$7,225,825	$9,269,011	$9,887,928	$13,428,084	$2,722,859	$2,578,134

(1) Shares Issued and Redeemed:
Shares Issued	243,141	173,132	181,563	174,997	184,973	101,269
Shares Issued in Lieu of Cash Distributions	49,884	32,690	20,438	41,425	5,172	13,131
Shares Redeemed	(267,327)	(174,212)	(292,999)	(210,444)	(150,794)	(100,463)

Net Increase (Decrease) from Shares Issued and Redeemed	25,698	31,610	(90,998)	5,978	39,351	13,937

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International High Relative Profitability Portfolio		World ex U.S. Value Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$19,772	$11,989	$6,168	$8,768
Capital Gain Distributions Received from Investment Securities	—	—	440	766
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(18,047)	(10,724)	—	—
Affiliated Investment Companies Shares Sold	(1)	—	(1,457)	(802)
Transactions Allocated from Affiliated Investment Company*,**	—	—	(14,842)	(1,780)
Futures	3,996	155	100	(109)
Foreign Currency Transactions	(53)	(32)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	56,853	58,944	(42)	384
Affiliated Investment Companies Shares	5	2	(3,499)	95
Transactions Allocated from Affiliated Investment Company	—	—	(36,036)	4,725
Futures	(145)	—	—	—
Translation of Foreign Currency-Denominated Amounts	60	6	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	62,440	60,340	(49,168)	12,047

Distributions:
Institutional Class Shares	(18,018)	(11,023)	(6,579)	(13,716)
Capital Share Transactions (1):
Shares Issued	1,014,049	416,587	54,277	110,720
Shares Issued in Lieu of Cash Distributions	17,687	11,018	6,573	13,703
Shares Redeemed	(259,261)	(85,342)	(100,557)	(61,053)

Net Increase (Decrease) from Capital Share Transactions	772,475	342,263	(39,707)	63,370

Total Increase (Decrease) in Net Assets	816,897	391,580	(95,454)	61,701
Net Assets
Beginning of Year	658,448	266,868	302,369	240,668

End of Year	$1,475,345	$658,448	$206,915	$302,369

(1) Shares Issued and Redeemed:
Shares Issued	101,501	41,376	6,299	10,308
Shares Issued in Lieu of Cash Distributions	1,705	1,078	672	1,293
Shares Redeemed	(25,836)	(8,617)	(11,524)	(5,597)

Net Increase (Decrease) from Shares Issued and Redeemed	77,370	33,837	(4,553)	6,004

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0 and $2, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	World ex U.S. Core Equity Portfolio		World Core Equity Portfolio		Selectively Hedged Global Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$77,826	$103,743	$14,907	$18,204	$5,790	$9,052
Capital Gain Distributions Received from Investment Securities	—	—	8,146	2,509	4,097	1,971
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(110,980)	(27,918)	—	—	—	—
Affiliated Investment Companies Shares Sold	(23)	—	(19,813)	(5,618)	(689)	(4,770)
Futures	13,484	(1,060)	(122)	(62)	460	(1,126)
Foreign Currency Transactions	1,255	(4,961)	—	—	—	—
Forward Currency Contracts	—	—	—	—	(1,961)	4,438
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(169,554)	222,436	—	—	—	—
Affiliated Investment Companies Shares	17	10	3,079	67,131	(13,537)	27,375
Futures	(598)	—	—	—	(146)	1,674
Translation of Foreign Currency-Denominated Amounts	101	116	—	—	—	—
Forward Currency Contracts	—	—	—	—	710	(2,086)

Net Increase (Decrease) in Net Assets Resulting from Operations.	(188,472)	292,366	6,197	82,164	(5,276)	36,528

Distributions:
Institutional Class Shares	(75,535)	(116,666)	(16,437)	(23,511)	(9,635)	(16,864)
Capital Share Transactions (1):
Shares Issued	1,273,174	1,271,493	198,881	192,373	64,436	78,038
Shares Issued in Lieu of Cash Distributions	74,685	113,738	15,264	23,302	9,598	16,808
Shares Redeemed	(1,592,928)	(971,409)	(313,856)	(136,287)	(146,446)	(141,873)

Net Increase (Decrease) from Capital Share Transactions	(245,069)	413,822	(99,711)	79,388	(72,412)	(47,027)

Total Increase (Decrease) in Net Assets	(509,076)	589,522	(109,951)	138,041	(87,323)	(27,363)
Net Assets
Beginning of Year	3,719,313	3,129,791	879,553	741,512	375,832	403,195

End of Year	$3,210,237	$3,719,313	$769,602	$879,553	$288,509	$375,832

(1) Shares Issued and Redeemed:
Shares Issued	135,315	119,518	13,724	12,674	4,300	5,128
Shares Issued in Lieu of Cash Distributions	7,310	10,760	969	1,534	564	1,185
Shares Redeemed	(168,321)	(91,013)	(20,996)	(8,795)	(9,787)	(9,256)

Net Increase (Decrease) from Shares Issued and Redeemed	(25,696)	39,265	(6,303)	5,413	(4,923)	(2,943)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $2, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio***		Emerging Markets Small Cap Portfolio***		Emerging Markets Value Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$118,848	$156,390	$120,972	$161,559	$419,152	$442,266
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	—	(1)	—	—	—	—
Transactions Allocated from Affiliated Investment Company*,**	62,124	(72,191)	(377,221)	57,552	(1,030,841)	(172,477)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	28,554	516,007	126,768	568,138	(1,128,949)	477,901

Net Increase (Decrease) in Net Assets Resulting from Operations	209,526	600,205	(129,481)	787,249	(1,740,638)	747,690

Distributions:
Class R2 Shares	—	—	—	—	(569)	(687)
Institutional Class Shares	(118,156)	(145,647)	(170,927)	(327,074)	(441,483)	(458,693)

Total Distributions	(118,156)	(145,647)	(170,927)	(327,074)	(442,052)	(459,380)

Capital Share Transactions (1):
Shares Issued	1,949,203	1,392,119	767,311	1,086,305	3,023,264	3,101,990
Shares Issued in Lieu of Cash Distributions	110,017	131,384	161,476	306,500	425,730	437,294
Shares Redeemed	(2,466,550)	(1,403,931)	(2,172,505)	(1,733,527)	(5,847,897)	(3,093,072)

Net Increase (Decrease) from Capital Share Transactions	(407,330)	119,572	(1,243,718)	(340,722)	(2,398,903)	446,212

Total Increase (Decrease) in Net Assets	(315,960)	574,130	(1,544,126)	119,453	(4,581,593)	734,522
Net Assets
Beginning of Year	5,968,318	5,394,188	6,423,859	6,304,406	17,191,082	16,456,560

End of Year	$5,652,358	$5,968,318	$4,879,733	$6,423,859	$12,609,489	$17,191,082

(1) Shares Issued and Redeemed:
Shares Issued	81,083	51,928	43,649	54,991	131,688	111,222
Shares Issued in Lieu of Cash Distributions	4,148	4,954	8,071	16,347	16,867	16,392
Shares Redeemed	(97,296)	(52,162)	(123,692)	(88,031)	(250,369)	(112,571)

Net Increase (Decrease) from Shares Issued and Redeemed	(12,065)	4,720	(71,972)	(16,693)	(101,814)	15,043

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $162 and $365, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Core Equity Portfolio		Emerging Markets Targeted Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Period Nov 14, 2018 u to Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$561,952	$723,412	$3,141	$2,379
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(1,673,803)	(319,383)	1,473	1,412
Affiliated Investment Companies Shares Sold	(9)	(3)	—	—
Futures	69,434	14,341	(609)	35
Foreign Currency Transactions.	(17,720)	(779)	36	(33)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	760,317	2,502,146	3,387	(221)
Affiliated Investment Companies Shares	17	58	—	—
Futures	(12,657)	13,038	(13)	—
Translation of Foreign Currency-Denominated Amounts	(579)	433	(4)	1

Net Increase (Decrease) in Net Assets Resulting from Operations	(313,048)	2,933,263	7,411	3,573

Distributions:
Institutional Class Shares	(585,760)	(730,829)	(3,875)	(64)
Capital Share Transactions (1):
Shares Issued	6,136,399	6,077,361	116,272	128,579
Shares Issued in Lieu of Cash Distributions	555,504	690,137	3,875	64
Shares Redeemed	(9,635,005)	(5,720,081)	(67,880)	(17,792)

Net Increase (Decrease) from Capital Share Transactions	(2,943,102)	1,047,417	52,267	110,851

Total Increase (Decrease) in Net Assets	(3,841,910)	3,249,851	55,803	114,360
Net Assets
Beginning of Year	28,622,610	25,372,759	114,360	—

End of Year	$24,780,700	$28,622,610	$170,163	$114,360

(1) Shares Issued and Redeemed:
Shares Issued	329,136	303,000	14,050	12,691
Shares Issued in Lieu of Cash Distributions	28,643	34,717	366	6
Shares Redeemed	(529,560)	(286,918)	(7,864)	(1,729)

Net Increase (Decrease) from Shares Issued and Redeemed	(171,781)	50,799	6,552	10,968

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $72 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $(1) and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Large Cap International Portfolio					International Core Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$22.78	$21.29	$23.52	$19.52	$20.36	$13.19	$12.65	$14.23	$11.58	$11.69

Income from Investment Operations (A)
Net Investment Income (Loss)	0.49	0.70	0.66	0.58	0.57	0.28	0.41	0.38	0.34	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.87)	1.47	(2.25)	4.00	(0.86)	(1.11)	0.53	(1.60)	2.63	(0.15)

Total from Investment Operations	(1.38)	2.17	(1.59)	4.58	(0.29)	(0.83)	0.94	(1.22)	2.97	0.17

Less Distributions:
Net Investment Income	(0.50)	(0.68)	(0.64)	(0.58)	(0.55)	(0.28)	(0.40)	(0.36)	(0.32)	(0.28)

Total Distributions	(0.50)	(0.68)	(0.64)	(0.58)	(0.55)	(0.28)	(0.40)	(0.36)	(0.32)	(0.28)

Net Asset Value, End of Year	$20.90	$22.78	$21.29	$23.52	$19.52	$12.08 $	13.19	$12.65	$14.23	$11.58

Total Return	(6.05%)	10.38%	(6.97%)	23.79%	(1.30%)	(6.32%)	7.67%	(8.79%)	26.02%	1.62%

Net Assets, End of Year (thousands)	$4,700,488	$5,356,475	$4,587,406	$4,723,090	$3,527,775	$24,965,561	$30,559,427	$27,174,589	$25,443,968	$16,983,011
Ratio of Expenses to Average Net Assets	0.22%	0.23%	0.23%	0.25%	0.28%	0.30%	0.29%	0.30%	0.30%	0.38%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.23%	0.24%	0.23%	0.25%	0.28%	0.30%	0.31%	0.30%	0.32%	0.38%
Ratio of Net Investment Income to Average Net Assets	2.31%	3.22%	2.78%	2.72%	2.95%	2.24%	3.21%	2.67%	2.62%	2.83%
Portfolio Turnover Rate	19%	7%	8%	10%	10%	4%	6%	4%	6%	2%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Small Company Portfolio					International Small Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Period Jan 18, 2017 u to Oct 31, 2017		Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$11.07	$10.73	$11.53	$10.00		$18.21	$18.46	$21.52	$17.78	$17.78

Income from Investment Operations (A)
Net Investment Income (Loss)	0.15	0.18	0.19	0.14		0.33	0.43	0.46	0.41	0.43
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.55)	0.27	(0.75)	1.39		(0.93)	0.58	(2.41)	4.13	0.48

Total from Investment Operations	(0.40)	0.45	(0.56)	1.53		(0.60)	1.01	(1.95)	4.54	0.91

Less Distributions:
Net Investment Income	(0.17)	(0.11)	(0.17)	—		(0.37)	(0.44)	(0.44)	(0.34)	(0.51)
Net Realized Gains	—	—	(0.07)	—		(0.40)	(0.82)	(0.67)	(0.46)	(0.40)

Total Distributions	(0.17)	(0.11)	(0.24)	—		(0.77)	(1.26)	(1.11)	(0.80)	(0.91)

Net Asset Value, End of Period	$10.50	$11.07	$10.73	$11.53		$16.84	$18.21	$18.46	$21.52	$17.78

Total Return	(3.75%)	4.29%	(5.02%)	15.30	%(B)	(3.64%)	6.44%	(9.54%)	26.54%	5.43%

Net Assets, End of Period (thousands)	$43,568	$41,286	$31,380	$15,021		$10,148,132	$12,750,110	$12,656,204	$13,490,290	$10,387,361
Ratio of Expenses to Average Net Assets *(C)	0.47%	0.49%	0.49%	0.42	%(D)(E)	0.53%	0.54%	0.53%	0.53%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(C)	0.85%	0.93%	0.90%	1.14	%(D)(E)	0.53%	0.54%	0.53%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.50%	1.69%	1.58%	1.74	%(D)(E)	1.96%	2.44%	2.18%	2.14%	2.47%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.27%	0.27%	0.26%	0.27%		0.12%	0.12%	0.12%	0.12%	0.13%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Japanese Small Company Portfolio					Asia Pacific Small Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$24.89	$25.70	$28.56	$23.01	$20.46	$21.11	$20.83	$23.71	$21.27	$19.06

Income from Investment Operations (A)
Net Investment Income (Loss)	0.40	0.45	0.43	0.37	0.32	0.75	0.77	0.84	0.74	0.71
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.91)	0.37	(2.59)	5.61	2.51	(0.77)	0.19	(2.76)	2.45	2.24

Total from Investment Operations	(0.51)	0.82	(2.16)	5.98	2.83	(0.02)	0.96	(1.92)	3.19	2.95

Less Distributions:
Net Investment Income	(0.61)	(0.28)	(0.70)	(0.43)	(0.28)	(0.96)	(0.68)	(0.96)	(0.75)	(0.74)
Net Realized Gains	(0.38)	(1.35)	—	—	—	—	—	—	—	—

Total Distributions	(0.99)	(1.63)	(0.70)	(0.43)	(0.28)	(0.96)	(0.68)	(0.96)	(0.75)	(0.74)

Net Asset Value, End of Year	$23.39	$24.89	$25.70	$28.56	$23.01	$20.13	$21.11	$20.83	$23.71	$21.27

Total Return	(2.32%)	4.01%	(7.82%)	26.56%	14.04%	(0.23%)	4.81%	(8.51%)	15.70%	16.18%

Net Assets, End of Year (thousands)	$466,696	$640,068	$622,650	$647,978	$509,413	$378,682	$340,649	$346,335	$332,153	$251,575
Ratio of Expenses to Average Net Assets (F)	0.54%	0.55%	0.53%	0.54%	0.54%	0.54%	0.57%	0.54%	0.54%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.64%	0.65%	0.63%	0.64%	0.64%	0.64%	0.67%	0.64%	0.64%	0.64%
Ratio of Net Investment Income to Average Net Assets	1.74%	1.91%	1.49%	1.50%	1.57%	3.92%	3.65%	3.57%	3.41%	3.57%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	United Kingdom Small Company Portfolio					Continental Small Company Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$27.85	$26.95	$32.67	$27.21	$35.50	$24.84	$24.37	$28.24	$21.48	$20.74

Income from Investment Operations (A)
Net Investment Income (Loss)	0.43	0.76	0.85	0.87	1.18	0.40	0.55	0.61	0.45	0.43
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.00)	1.68	(3.65)	6.67	(6.55)	(1.04)	1.23	(3.68)	6.73	0.72

Total from Investment Operations	(3.57)	2.44	(2.80)	7.54	(5.37)	(0.64)	1.78	(3.07)	7.18	1.15

Less Distributions:
Net Investment Income	(0.68)	(0.47)	(0.79)	(0.93)	(1.29)	(0.38)	(0.51)	(0.59)	(0.42)	(0.41)
Net Realized Gains	(2.25)	(1.07)	(2.13)	(1.15)	(1.63)	—	(0.80)	(0.21)	—	—

Total Distributions	(2.93)	(1.54)	(2.92)	(2.08)	(2.92)	(0.38)	(1.31)	(0.80)	(0.42)	(0.41)

Net Asset Value, End of Year	$21.35	$27.85	$26.95	$32.67	$27.21	$23.82	$24.84	$24.37	$28.24	$21.48

Total Return	(15.27%)	10.14%	(9.34%)	29.28%	(16.20%)	(2.63%)	7.94%	(11.14%)	33.68%	5.70%

Net Assets, End of Year (thousands)	$16,867	$26,540	$36,351	$45,177	$32,323	$537,744	$657,105	$645,651	$592,347	$292,117
Ratio of Expenses to Average Net Assets (F)	0.59%	0.59%	0.58%	0.59%	0.59%	0.54%	0.56%	0.54%	0.56%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.86%	0.82%	0.68%	0.71%	0.71%	0.64%	0.66%	0.64%	0.66%	0.64%
Ratio of Net Investment Income to Average Net Assets	1.89%	2.92%	2.75%	2.93%	3.87%	1.68%	2.30%	2.16%	1.78%	2.08%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Real Estate Securities Portfolio					DFA Global Real Estate Securities Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020		Year Ended Oct 31, 2019		Year Ended Oct 31, 2018		Year Ended Oct 31, 2017		Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$5.61	$4.85	$5.07	$5.23	$5.27	$12.71		$10.71		$10.90		$10.84		$10.59

Income from Investment Operations (A)
Net Investment Income (Loss)	0.15	0.20	0.22	0.21	0.20	0.68		0.34	**	0.48		0.43		0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.35)	0.83	(0.22)	0.04	(0.15)	(3.00)		2.16	**	(0.26)		0.15		0.23

Total from Investment Operations	(1.20)	1.03	—	0.25	0.05	(2.32)		2.50		0.22		0.58		0.50

Less Distributions:
Net Investment Income	(0.64)	(0.27)	(0.22)	(0.41)	(0.09)	(0.70)		(0.50)		(0.34)		(0.49)		(0.25)
Net Realized Gains	—	—	—	—	—	(0.12)		(—)		(0.07)		(0.03)		—

Total Distributions	(0.64)	(0.27)	(0.22)	(0.41)	(0.09)	(0.82)		(0.50)		(0.41)		(0.52)		(0.25)

Net Asset Value, End of Year	$3.77	$5.61	$4.85	$5.07	$5.23	$9.57		$12.71		$10.71		$10.90		$10.84

Total Return	(23.98%)	22.54%	(0.24%)	5.46%	1.05%	(19.28%)		24.55%		1.91%		5.82%		4.87%

Net Assets, End of Year (thousands)	$4,646,848	$6,297,963	$5,442,507	$5,497,753	$4,181,623	$7,225,825		$9,269,011		$7,475,924		$6,753,782		$4,888,955
Ratio of Expenses to Average Net Assets *	0.26%	0.27%	0.28%	0.28%	0.28%	0.24	%(C)	0.24	%(C)	0.24	%(C)	0.24	%(C)	0.24	%(C)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.27%	0.28%	0.28%	0.28%	0.28%	0.34	%(C)	0.35	%(C)	0.35	%(C)	0.37	%(C)	0.38	%(C)
Ratio of Net Investment Income to Average Net Assets	3.61%	4.01%	4.27%	4.19%	3.71%	6.44%		2.95	%**	4.42%		4.03%		2.45%
Portfolio Turnover Rate	12%	8%	5%	1%	1%	0%		0%		3%		2%		2%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	N/A	N/A	N/A	0.12%		0.13%		0.13%		0.15%		0.16%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Small Cap Value Portfolio					International Vector Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$18.58	$19.24	$23.51	$19.31	$19.44	$11.62	$11.74	$13.33	$10.78	$10.76

Income from Investment Operations (A)
Net Investment Income (Loss)	0.33	0.45	0.47	0.39	0.44	0.23	0.33	0.32	0.28	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.65)	(0.01)	(3.44)	4.72	0.29	(1.20)	0.24	(1.56)	2.57	0.05

Total from Investment Operations	(2.32)	0.44	(2.97)	5.11	0.73	(0.97)	0.57	(1.24)	2.85	0.33

Less Distributions:
Net Investment Income	(0.32)	(0.48)	(0.56)	(0.29)	(0.58)	(0.23)	(0.34)	(0.30)	(0.28)	(0.27)
Net Realized Gains	(0.29)	(0.62)	(0.74)	(0.62)	(0.28)	—	(0.35)	(0.05)	(0.02)	(0.04)

Total Distributions	(0.61)	(1.10)	(1.30)	(0.91)	(0.86)	(0.23)	(0.69)	(0.35)	(0.30)	(0.31)

Net Asset Value, End of Year	$15.65	$18.58	$19.24	$23.51	$19.31	$10.42	$11.62	$11.74	$13.33	$10.78

Total Return	(13.03%)	2.94%	(13.37%)	27.49%	4.09%	(8.41%)	5.49%	(9.52%)	26.83%	3.21%

Net Assets, End of Year (thousands)	$9,887,928	$13,428,084	$13,787,695	$16,162,471	$13,009,729	$2,722,859	$2,578,134	$2,441,217	$2,529,852	$1,856,474
Ratio of Expenses to Average Net Assets	0.65%	0.68%	0.68%	0.68%	0.68%	0.47%	0.50%	0.48%	0.49%	0.49%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.66%	0.69%	0.68%	0.68%	0.68%	0.48%	0.50%	0.48%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.48%	2.10%	1.85%	2.38%	2.20%	2.94%	2.40%	2.36%	2.73%
Portfolio Turnover Rate	14%	18%	23%	21%	19%	18%	17%	12%	5%	4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International High Relative Profitability Portfolio					World Ex U.S. Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Period May 16, 2017 u to Oct 31, 2017		Year Ended Oct 31, 2020		Year Ended Oct 31, 2019		Year Ended Oct 31, 2018		Year Ended Oct 31, 2017		Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$10.74	$9.71	$10.68	$10.00		$10.97		$11.16		$12.71		$10.31		$10.28

Income from Investment Operations (A)
Net Investment Income (Loss)	0.21	0.27	0.26	0.08		0.25		0.35		0.34		0.31		0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.13)	1.00	(1.01)	0.66		(1.96)		0.04		(1.48)		2.33		0.03

Total from Investment Operations	0.08	1.27	(0.75)	0.74		(1.71)		0.39		(1.14)		2.64		0.34

Less Distributions:
Net Investment Income	(0.18)	(0.24)	(0.22)	(0.06)		(0.27)		(0.35)		(0.41)		(0.24)		(0.31)
Net Realized Gains	—	—	—	—		—		(0.23)		—		—		—

Total Distributions	(0.18)	(0.24)	(0.22)	(0.06)		(0.27)		(0.58)		(0.41)		(0.24)		(0.31)

Net Asset Value, End of Period	$10.64	$10.74	$9.71	$10.68		$8.99		$10.97		$11.16		$12.71		$10.31

Total Return	0.80%	13.19%	(7.20%)	7.38	%(B)	(15.76%)		3.75%		(9.22%)		25.97%		3.54%

Net Assets, End of Period (thousands)	$1,475,345	$658,448	$266,868	$67,793		$206,915		$302,369		$240,668		$246,551		$188,154
Ratio of Expenses to Average Net Assets *	0.30%	0.33%	0.35%	0.31	%(D)(E)	0.50	%(C)	0.54	%(C)	0.52	%(C)	0.52	%(C)	0.53	%(C)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.31%	0.34%	0.35%	0.65	%(D)(E)	0.71	%(C)	0.76	%(C)	0.74	%(C)	0.75	%(C)	0.76	%(C)
Ratio of Net Investment Income to Average Net Assets	1.97%	2.69%	2.41%	1.76	%(D)(E)	2.56%		3.25%		2.72%		2.69%		3.20%
Portfolio Turnover Rate	15%	9%	9%	2	%(B)	N/A		N/A		N/A		N/A		N/A

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	N/A	N/A		0.23%		0.24%		0.24%		0.25%		0.26%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Ex U.S. Core Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Period	$11.17	$10.65	$12.15	$9.93	$9.83

Income from Investment Operations (A)
Net Investment Income (Loss)	0.24	0.33	0.31	0.27	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.74)	0.56	(1.52)	2.21	0.08

Total from Investment Operations	(0.50)	0.89	(1.21)	2.48	0.34

Less Distributions:
Net Investment Income	(0.23)	(0.32)	(0.29)	(0.26)	(0.24)
Net Realized Gains	—	(0.05)	—	—	—

Total Distributions	(0.23)	(0.37)	(0.29)	(0.26)	(0.24)

Net Asset Value, End of Period	$10.44	$11.17	$10.65	$12.15	$9.93

Total Return	(4.42%)	8.64%	(10.22%)	25.33%	3.58%

Net Assets, End of Period (thousands)	$3,210,237	$3,719,313	$3,129,791	$2,805,367	$1,656,445
Ratio of Expenses to Average Net Assets	0.35%	0.37%	0.39%	0.40%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.36%	0.38%	0.37%	0.40%	0.47%
Ratio of Net Investment Income to Average Net Assets	2.26%	3.02%	2.56%	2.48%	2.67%
Portfolio Turnover Rate	13%	8%	4%	4%	1%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Core Equity Portfolio					Selectively Hedged Global Equity Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Net Asset Value, Beginning of Year	$16.42	$15.40	$16.06	$13.14	$12.94	$16.54	$15.71	$16.52	$13.67	$13.50

Income from Investment Operations (A)
Net Investment Income (Loss)	0.29	0.35	0.31	0.29	0.27	0.28	0.35	0.31	0.29	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.10)	1.13	(0.64)	2.98	0.20	(0.18)	1.12	(0.66)	2.98	0.30

Total from Investment Operations	0.19	1.48	(0.33)	3.27	0.47	0.10	1.47	(0.35)	3.27	0.56

Less Distributions:

Net Investment Income	(0.29)	(0.35)	(0.30)	(0.30)	(0.26)	(0.43)	(0.44)	(0.27)	(0.30)	(0.35)
Net Realized Gains	(0.03)	(0.11)	(0.03)	(0.05)	(0.01)	—	(0.20)	(0.19)	(0.12)	(0.04)

Total Distributions	(0.32)	(0.46)	(0.33)	(0.35)	(0.27)	(0.43)	(0.64)	(0.46)	(0.42)	(0.39)

Net Asset Value, End of Year	$16.29	$16.42	$15.40	$16.06	$13.14	$16.21	$16.54	$15.71	$16.52	$13.67

Total Return	1.25%	9.94%	(2.16%)	25.14%	3.73%	0.47%	10.10%	(2.28%)	24.54%	4.32%

Net Assets, End of Year (thousands)	$769,602	$879,553	$741,512	$546,891	$370,229	$288,509	$375,832	$403,195	$402,204	$289,904
Ratio of Expenses to Average Net Assets *(C)	0.32%	0.33%	0.35%	0.35%	0.35%	0.36%	0.37%	0.34%	0.35%	0.35%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(C)	0.56%	0.60%	0.59%	0.60%	0.64%	0.61%	0.63%	0.60%	0.62%	0.64%
Ratio of Net Investment Income to Average Net Assets	1.81%	2.23%	1.89%	1.95%	2.14%	1.78%	2.25%	1.87%	1.90%	2.03%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.25%	0.27%	0.27%	0.28%	0.31%	0.28%	0.30%	0.29%	0.29%	0.32%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Portfolio					Emerging Markets Small Cap Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Net Asset Value, Beginning of Year	$27.56	$25.46	$29.55	$24.12	$22.17	$20.07	$18.72	$23.49	$20.39	$18.51

Income from Investment Operations (A)
Net Investment Income (Loss)	0.55	0.73	0.61	0.49	0.45	0.41	0.48	0.53	0.49	0.45
Net Gains (Losses) on Securities (Realized and Unrealized)	0.07	2.05	(4.14)	5.43	1.95	(0.24)	1.87	(4.22)	3.58	2.04

Total from Investment Operations	0.62	2.78	(3.53)	5.92	2.40	0.17	2.35	(3.69)	4.07	2.49

Less Distributions:
Net Investment Income	(0.54)	(0.68)	(0.56)	(0.49)	(0.45)	(0.44)	(0.46)	(0.53)	(0.51)	(0.47)
Net Realized Gains	—	—	—	—	—	(0.13)	(0.54)	(0.55)	(0.46)	(0.14)

Total Distributions	(0.54)	(0.68)	(0.56)	(0.49)	(0.45)	(0.57)	(1.00)	(1.08)	(0.97)	(0.61)

Net Asset Value, End of Year	$27.64	$27.56	$25.46	$29.55	$24.12	$19.67	$20.07	$18.72	$23.49	$20.39

Total Return	2.36%	11.06%	(12.14%)	24.83%	11.01%	0.81%	12.96%	(16.45%)	21.00%	13.96%

Net Assets, End of Year (thousands)	$5,652,358	$5,968,318	$5,394,188	$6,632,914	$4,915,400	$4,879,733	$6,423,859	$6,304,406	$7,249,717	$5,459,509
Ratio of Expenses to Average Net Assets (F)	0.44%	0.48%	0.47%	0.50%	0.56%	0.69%	0.72%	0.70%	0.73%	0.72%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.54%	0.58%	0.57%	0.60%	0.66%	0.89%	0.92%	0.90%	0.93%	0.92%
Ratio of Net Investment Income to Average Net Assets	2.07%	2.70%	2.08%	1.88%	2.04%	2.20%	2.44%	2.31%	2.32%	2.43%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Value Portfolio-Class R2 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$27.16	$26.64	$30.13	$24.71	$22.18

Income from Investment Operations (A)
Net Investment Income (Loss)	0.59	0.63	0.63	0.31	0.46
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.27)	0.56	(3.48)	5.60	2.75

Total from Investment Operations	(2.68)	1.19	(2.85)	5.91	3.21

Less Distributions:
Net Investment Income	(0.70)	(0.67)	(0.64)	(0.49)	(0.68)

Total Distributions	(0.70)	(0.67)	(0.64)	(0.49)	(0.68)

Net Asset Value, End of Year	$23.78	$27.16	$26.64	$30.13	$24.71

Total Return	(9.98%)	4.57%	(9.66%)	24.11%	14.98%

Net Assets, End of Year (thousands)	$12,587	$29,146	$25,150	$31,198	$97,923
Ratio of Expenses to Average Net Assets (F)	0.77%	0.81%	0.80%	0.81%	0.81%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.87%	0.91%	0.90%	0.91%	0.91%
Ratio of Net Investment Income to Average Net Assets	2.41%	2.29%	2.07%	1.19%	2.08%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Value Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$27.34	$26.81	$30.32	$24.84	$22.22

Income (loss) from Investment Operations (A)
Net Investment Income (Loss)	0.71	0.70	0.73	0.61	0.51
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.35)	0.57	(3.53)	5.40	2.77

Total from Investment Operations	(2.64)	1.27	(2.80)	6.01	3.28

Less Distributions:
Net Investment Income	(0.77)	(0.74)	(0.71)	(0.53)	(0.66)

Total Distributions	(0.77)	(0.74)	(0.71)	(0.53)	(0.66)

Net Asset Value, End of Year	$23.93	$27.34	$26.81	$30.32	$24.84

Total Return	(9.75%)	4.83%	(9.45%)	24.41%	15.23%

Net Assets, End of Year (thousands)	$12,596,902	$17,161,936	$16,431,410	$19,383,230	$16,304,321
Ratio of Expenses to Average Net Assets (F)	0.52%	0.56%	0.54%	0.57%	0.56%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.62%	0.66%	0.64%	0.67%	0.66%
Ratio of Net Investment Income to Average Net Assets	2.87%	2.54%	2.37%	2.23%	2.31%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Core Equity Portfolio					Emerging Markets Targeted Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Period Nov 14, 2018 u to Oct 31, 2019
Net Asset Value, Beginning of Year	$20.59	$18.95	$22.38	$18.40	$16.81	$10.43	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.43	0.53	0.50	0.42	0.37	0.21	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.22)	1.64	(3.47)	3.95	1.59	(0.59)	0.20

Total from Investment Operations	0.21	2.17	(2.97)	4.37	1.96	(0.38)	0.44

Less Distributions:
Net Investment Income	(0.46)	(0.53)	(0.46)	(0.39)	(0.37)	(0.23)	(0.01)
Net Realized Gains	—	—	—	—	—	(0.11)	—

Total Distributions	(0.46)	(0.53)	(0.46)	(0.39)	(0.37)	(0.34)	(0.01)

Net Asset Value, End of Year.	$20.34	$20.59	$18.95	$22.38	$18.40	$9.71	$10.43

Total Return	1.13%	11.61%	(13.48%)	24.02%	11.87%	(3.89%)	4.38	%(B)

Net Assets, End of Year (thousands)	$24,780,700	$28,622,610	$25,372,759	$27,085,722	$18,712,966	$170,163	$114,360
Ratio of Expenses to Average Net Assets	0.49%	0.52%	0.52%	0.55%	0.61%	0.84%	0.85	%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.50%	0.53%	0.52%	0.56%	0.61%	0.87%	0.95	%(D)(E)
Ratio of Net Investment Income to Average Net Assets	2.19%	2.62%	2.25%	2.08%	2.20%	2.26%	2.30	%(D)(E)
Portfolio Turnover Rate	15%	4%	4%	4%	3%	34%	12	%(B)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and six operational portfolios, of which twenty-two (the “Portfolios”) are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

Of the Portfolios, seven invest all of their assets in a corresponding series or fund (each such Portfolio, a “Feeder Fund”). Of the Feeder Funds, six invest all of their assets in a corresponding series of The DFA Investment Trust Company (“DFAITC”) and one invests all of its assets in the Dimensional Emerging Markets Value Fund (“DEM”) (each such series within DFAITC and DEM, a “Master Fund”, treated as partnerships for federal income tax purposes). Six of the Portfolios generally allocate their assets among other funds managed by Dimensional Fund Advisors LP (each such Portfolio, a “Fund of Funds”). The Fund of Funds may also invest in affiliated and unaffiliated registered and unregistered money market funds. The International Small Company Portfolio invests in five Master Funds within DFAITC. The Global Small Company Portfolio invests in six Master Funds within DFAITC and one underlying fund within the Fund (each such underlying fund within the Fund, an “Underlying Fund”). The DFA Global Real Estate Securities Portfolio invests in two Underlying Funds within the Fund and directly in securities. The World ex U.S. Value Portfolio invests in three Master/Underlying Funds within the Fund, DFAITC, and DEM. The World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio each invest in three Underlying Funds within the Fund. As of October 31, 2020, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Master/Underlying Funds as detailed below:

Feeder Funds	Master/Underlying Funds	Percentage Ownership at 10/31/20
Japanese Small Company Portfolio	The Japanese Small Company Series	—
Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	25%
United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	—
Continental Small Company Portfolio	The Continental Small Company Series	—
Emerging Markets Portfolio	The Emerging Markets Series	99%
Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	99%
Emerging Markets Value Portfolio	Dimensional Emerging Markets Value Fund	98%

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/20
International Small Company Portfolio	The Continental Small Company Series	88%
	The Japanese Small Company Series	84%
	The United Kingdom Small Company Series	99%
	The Asia Pacific Small Company Series	75%
	The Canadian Small Company Series	97%

Global Small Company Portfolio	U.S. Small Cap Portfolio	—
	The Continental Small Company Series	—
	The Japanese Small Company Series	—
	The Asia Pacific Small Company Series	—

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/20
	The Canadian Small Company Series	—
	The Emerging Markets Small Cap Series	—
	The United Kingdom Small Company Series	—

DFA Global Real Estate Securities Portfolio*	DFA Real Estate Securities Portfolio	9%
	DFA International Real Estate Securities Portfolio	56%

World ex U.S. Value Portfolio	Dimensional Emerging Markets Value Fund	—
	DFA International Small Cap Value Portfolio	—
	The DFA International Value Series	—

World Core Equity Portfolio	U.S. Core Equity 1 Portfolio	2%
	International Core Equity Portfolio	1%
	Emerging Markets Core Equity Portfolio	—

Selectively Hedged Global Equity Portfolio	U.S. Core Equity 2 Portfolio	1%
	International Core Equity Portfolio	—
	Emerging Markets Core Equity Portfolio	—

*	DFA Global Real Estate Securities Portfolio invests in two Underlying Funds as indicated and securities listed on its Summary Schedule of Investments.

To achieve its investment objective, each Feeder Fund and Fund of Funds invests substantially all of its assets in corresponding Master and/or Underlying Funds as indicated above. The DFA Global Real Estate Securities Portfolio may pursue its investment objective by investing its assets in its Underlying Funds and/or directly in securities of companies in the real estate industry. Each Feeder Fund and Fund of Funds also invests in short-term temporary cash investments and futures. In addition, each Fund of Funds may engage in forward currency contracts.

The financial statements of the Feeder Funds’ Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, World ex U.S. Core Equity Portfolio, Emerging Markets Core Equity Portfolio, International High Relative Profitability Portfolio and Emerging Markets Targeted Value Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios’ shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Master/Underlying Funds) are valued at their respective daily net asset values as reported by their administrator. The Feeder Funds’, International Small Company Portfolio’s, Global Small Company Portfolio’s and World ex U.S. Value Portfolio’s investments in series of either DFAITC or DEM reflect their proportionate interest in the net assets of such corresponding Master Fund(s). These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Funds). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized. However, the Selectively Hedged Global Equity Portfolio does isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and Selectively Hedged Global Equity Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The Feeder Funds, International Small Company Portfolio, Global Small Company Portfolio, and World ex U.S. Value Portfolio recognize their pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund(s) within DFAITC or DEM, which are treated as partnerships for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, World ex U.S. Core Portfolio, Emerging Markets Core Equity Portfolio and Emerging Markets Targeted Value Portfolio are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2020, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Large Cap International Portfolio	0.19	%*
International Core Equity Portfolio	0.25	%*
Global Small Company Portfolio	0.44	%*
International Small Company Portfolio	0.39	%*
Japanese Small Company Portfolio	0.48	%*
Asia Pacific Small Company Portfolio	0.48	%*
United Kingdom Small Company Portfolio	0.48	%*
Continental Small Company Portfolio	0.48	%*
DFA International Real Estate Securities Portfolio	0.24	%*
DFA Global Real Estate Securities Portfolio	0.20%

DFA International Small Cap Value Portfolio	0.62	%*
International Vector Equity Portfolio	0.43	%*
International High Relative Profitability Portfolio	0.25%
World ex U.S. Value Portfolio	0.45	%*
World ex U.S. Core Equity Portfolio	0.30	%*
World Core Equity Portfolio	0.28	%*
Selectively Hedged Global Equity Portfolio	0.29	%*
Emerging Markets Portfolio	0.39	%*
Emerging Markets Small Cap Portfolio	0.62	%*
Emerging Markets Value Portfolio	0.47	%*
Emerging Markets Core Equity Portfolio	0.44	%*
Emerging Markets Targeted Value Portfolio	0.66	%*

*	Effective as of February 28, 2020, the management fees payable by the following Portfolios were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2020	Management Fee Effective February 28, 2020
Large Cap International Portfolio	0.20%	0.18%
International Core Equity Portfolio	0.27%	0.24%
Global Small Company Portfolio	0.45%	0.43%
International Small Company Portfolio	0.40%	0.38%
Japanese Small Company Portfolio	0.50%	0.47%
Asia Pacific Small Company Portfolio	0.50%	0.47%
United Kingdom Small Company Portfolio	0.50%	0.47%
Continental Small Company Portfolio	0.50%	0.47%
DFA International Real Estate Securities Portfolio	0.25%	0.24%
DFA International Small Cap Value Portfolio	0.65%	0.60%
International Vector Equity Portfolio	0.45%	0.42%
World ex U.S. Value Portfolio	0.47%	0.43%
World ex U.S. Core Equity Portfolio	0.32%	0.29%
World Core Equity Portfolio	0.30%	0.27%
Selectively Hedged Global Equity Portfolio	0.30%	0.28%
Emerging Markets Portfolio	0.42%	0.37%
Emerging Markets Small Cap Portfolio	0.65%	0.60%
Emerging Markets Value Portfolio	0.50%	0.45%
Emerging Markets Core Equity Portfolio	0.47%	0.42%
Emerging Markets Targeted Value Portfolio	0.70%	0.65%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-Feeder Funds, and a portion of the Fee Waiver Agreement for certain Feeder Funds below, will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Funds, as described in the notes below, will remain in effect permanently, unless terminated by a Feeder Fund. During the year ended October 31, 2020, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2020, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of a Portfolio are less than the applicable Expense Limitation Amount/Total Management Fee Limit listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount/Total Management Fee Limit that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount/Total Management Fee Limit in place for the Portfolio. The Advisor, however, will not be reimbursed by a Feeder Portfolio in connection with its Permanent Fee Waiver. The Fund, on behalf of a Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the World ex U.S. Value Portfolio, World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset a Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Large Cap International Portfolio (1)	0.24%	—	—	—	—
International Core Equity Portfolio (1)	0.30%	—	$3,676	$183	$183
Global Small Company Portfolio (2)	0.47%	—	—	155	413
International Small Company Portfolio (3)	0.45%	—	—	—	—
Japanese Small Company Portfolio (4)	0.47%	0.47%	—	513	—
Asia Pacific Small Company Portfolio (4)	0.47%	0.47%	—	329	—
United Kingdom Small Company Portfolio (4)	0.47%	0.47%	2	55	79
Continental Small Company Portfolio (4)	0.47%	0.47%	—	580	—
DFA International Real Estate Securities Portfolio (1)	0.29%	—	—	—	—
DFA Global Real Estate Securities Portfolio (5)	0.24%	—	104	8,120	25,028
International Vector Equity Portfolio (1)	0.60%	—	—	—	—
International High Relative Profitability Portfolio (2)	0.35%	—	25	—	—
World ex U.S. Value Portfolio (6)	0.60%	0.43%	—	504	—
World ex U.S. Core Equity Portfolio (7)	0.39%	—	—	—	—
World Core Equity Portfolio (8)	0.32%	0.27%	28	2,008	497
Selectively Hedged Global Equity Portfolio (9)	0.40%	0.28%	—	818	—
Emerging Markets Portfolio (10)	0.49%	0.37%	—	5,732	—
Emerging Markets Small Cap Portfolio (11)	—	0.60%	—	10,976	—
Emerging Markets Value Portfolio (12)	—	0.45%	—	14,579	—

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Emerging Markets Core Equity Portfolio (1)	0.54%	—	—	—	—
Emerging Markets Targeted Value Portfolio (2)	0.85%	—	$32	$62	$135

Class R2 Shares
Emerging Markets Value Portfolio (12)	0.96%	0.45%	—	22	—

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The Fee Waiver Agreement for the Large Cap International Portfolio became effective on January 1, 2017. In addition, prior to January 1, 2017, the Advisor had contractually agreed to waive all or a portion of its management fee and assume each of the International Core Equity Portfolio’s and Emerging Markets Core Equity Portfolio’s Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of each such Portfolio to 0.49% and 0.85%, respectively, as a percentage of average net assets on an annualized basis.

(2)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(3)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(4)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by each Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.47% of the average net assets of a class of a Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the permanent Fee Waiver Limit was 0.50%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of each Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of a Portfolio to the rates listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis (the “Expense Limitation Amount”).

(5)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”).

(6)

Effective February 28, 2020, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.43% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying _ Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). Prior to February 28, 2020, the Total Management Fee Limit was 0.47%. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the management fee that remains payable by the Portfolio (i.e., the management fee remaining after the proportionate share of the Master/Underlying Funds’ management fees have been offset (the “Remaining Management Fee”)) to the extent necessary to reduce the Portfolio’s ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) to the rate listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee.

(7)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/ Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(8)

Effective February 28, 2020, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.27% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (including the Portfolio’s proportionate share of any management fees that a Master/Underlying Fund paid through its investment in an affiliated cash management fund) (the “Total Management Fee Limit”). Prior to February 28, 2020, the Total Management Fee Limit was 0.30%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) of a class of the Portfolio so that such Portfolio Expenses do not exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). From June 27, 2014 to February 27, 2019, the Expense Limitation Amount was 0.35% of the average net assets of such class of the Portfolio on an annualized basis.
(9)

Effective February 28, 2020, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.28% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). Prior to February 28, 2020, the Total Management Fee Limit was 0.30%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(10)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.37% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.42%. Effective January 1, 2017, in addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(11)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limits for the Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio were 0.65% and 0.50%, respectively.

(12)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.45% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.50%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to (including for the period prior to July 21, 2015) assume the direct expenses of the Class R2 shares of the Portfolio (excluding management fees and custodian fees) to the extent necessary to limit the annualized expenses of the Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above as a percentage of the average net assets of the Class R2 shares of the Portfolio (the “Annualized Expense Ratio”).

Earned Income Credit:

Additionally, Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio’s net assets. During the year ended October 31, 2020, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
Large Cap International Portfolio	$277
International Core Equity Portfolio	1,078
DFA International Real Estate Securities Portfolio	500
DFA Global Real Estate Securities Portfolio	7
DFA International Small Cap Value Portfolio	925
International Vector Equity Portfolio	197
International High Relative Profitability Portfolio	95
World ex U.S. Core Equity Portfolio	144
Selectively Hedged Global Equity Portfolio	1

Fees Paid Indirectly
Emerging Markets Core Equity Portfolio	$1,167
Emerging Markets Targeted Value Portfolio	15

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amount paid by the Fund to the CCO was $309 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Large Cap International Portfolio	$128
International Core Equity Portfolio	490
Global Small Company Portfolio	—
International Small Company Portfolio	361
Japanese Small Company Portfolio	16
Asia Pacific Small Company Portfolio	10
United Kingdom Small Company Portfolio	2
Continental Small Company Portfolio	10
DFA International Real Estate Securities Portfolio	106
DFA Global Real Estate Securities Portfolio	113
DFA International Small Cap Value Portfolio	487
International Vector Equity Portfolio	49
International High Relative Profitability Portfolio	5
World ex U.S. Value Portfolio	4
World ex U.S. Core Equity Portfolio	34
World Core Equity Portfolio	7
Selectively Hedged Global Equity Portfolio	5
Emerging Markets Portfolio	172
Emerging Markets Small Cap Portfolio	153
Emerging Markets Value Portfolio	638
Emerging Markets Core Equity Portfolio	502
Emerging Markets Targeted Value Portfolio	1

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Portfolios’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

	Purchases	Sales
Large Cap International Portfolio	$932,813	$1,045,067
International Core Equity Portfolio	$1,110,068	$3,490,110
DFA International Real Estate Securities Portfolio	$699,493	$635,176
DFA Global Real Estate Securities Portfolio	$230,225	$19,979

	Purchases	Sales
DFA International Small Cap Value Portfolio	$1,526,349	$2,896,135
International Vector Equity Portfolio	$852,734	$491,970
International High Relative Profitability Portfolio	$911,403	$145,135
World ex U.S. Core Equity Portfolio	$423,799	$663,937
Emerging Markets Core Equity Portfolio	$3,751,823	$6,540,110
Emerging Markets Targeted Value Portfolio	$96,597	$46,013

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

Large Cap International Portfolio
The DFA Short Term Investment Fund	$181,249	$1,584,607	$1,591,446	$(71)	$27	$174,366	15,069	$1,620	—

Total	$181,249	$1,584,607	$1,591,446	$(71)	$27	$174,366	15,069	$1,620	—

International Core Equity Portfolio
The DFA Short Term Investment Fund	$1,353,511	$5,227,358	$5,485,808	$(170)	$97	$1,094,988	94,632	$10,799	—

Total	$1,353,511	$5,227,358	$5,485,808	$(170)	$97	$1,094,988	94,632	$10,799	—

Global Small Company Portfolio
U.S. Small Cap Portfolio	$22,484	$7,439	$4,122	$(712)	$(193)	$24,896	803	$244	$535

Total	$22,484	$7,439	$4,122	$(712)	$(193)	$24,896	803	$244	$535

DFA International Real Estate Securities Portfolio
The DFA Short Term Investment Fund	$186,393	$2,567,353	$2,374,380	$(33)	$14	$379,347	32,784	$1,487	—

Total	$186,393	$2,567,353	$2,374,380	$(33)	$14	$379,347	32,784	$1,487	—

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

DFA Global Real Estate Securities Portfolio
DFA International Real Estate Securities Portfolio	$3,297,599	$729,753	$288,110	$(56,133)	$(1,095,312)	$2,587,797	686,418	$375,229	—
DFA Real Estate Securities Portfolio	1,315,269	—	335,800	78,695	(337,188)	720,976	21,075	24,084	$1,750
The DFA Short Term Investment Fund	111,152	1,000,753	1,039,724	(28)	3	72,156	6,236	1,036	—

Total	$4,724,020	$1,730,506	$1,663,634	$22,534	$(1,432,497)	$3,380,929	713,729	$400,349	$1,750

DFA International Small Cap Value Portfolio
The DFA Short Term Investment Fund	$793,359	$1,464,715	$1,838,302	$(2)	$(8)	$419,762	36,277	$5,102	—

Total	$793,359	$1,464,715	$1,838,302	$(2)	$(8)	$419,762	36,277	$5,102	—

International Vector Equity Portfolio
The DFA Short Term Investment Fund	$132,707	$524,907	$533,845	$(7)	$15	$123,777	10,697	$1,082	—

Total	$132,707	$524,907	$533,845	$(7)	$15	$123,777	10,697	$1,082	—

International High Relative Profitability Portfolio
The DFA Short Term Investment Fund	$25,970	$389,603	$367,480	$(1)	$5	$48,097	4,157	—	—

Total	$25,970	$389,603	$367,480	$(1)	$5	$48,097	4,157	—	—

World ex U.S. Value Portfolio
DFA International Small Cap Value Portfolio	$29,086	$1,863	$7,050	$(1,457)	$(3,541)	$18,901	1,208	$465	$440

Total	$29,086	$1,863	$7,050	$(1,457)	$(3,541)	$18,901	1,208	$465	$440

World ex U.S. Core Equity Portfolio
The DFA Short Term Investment Fund	$109,135	$551,261	$541,294	$(23)	$17	$119,096	10,293	$964	—

Total	$109,135	$551,261	$541,294	$(23)	$17	$119,096	10,293	$964	—

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

World Core Equity Portfolio
U.S. Core Equity 1 Portfolio	$480,857	$61,045	$115,322	$(2,039)	$11,601	$436,142	17,280	$7,219	$8,146
International Core Equity Portfolio	298,575	27,394	69,724	(13,781)	(11,782)	230,682	19,096	5,952	—
Emerging Markets Core Equity Portfolio	100,081	25,017	22,181	(3,993)	3,260	102,184	5,024	2,275	—

Total	$879,513	$113,456	$207,227	$(19,813)	$3,079	$769,008	41,400	$15,446	$8,146

Selectively Hedged Global Equity Portfolio
U.S. Core Equity 2 Portfolio	$186,668	$17,659	$54,652	$3,445	$(5,334)	$147,786	6,485	$2,463	$4,097
International Core Equity Portfolio	119,342	8,230	36,871	(2,519)	(8,418)	79,764	6,603	2,210	—
Emerging Markets Core Equity Portfolio	64,065	9,312	14,243	(1,615)	215	57,734	2,838	1,334	—

Total	$370,075	$35,201	$105,766	$(689)	$(13,537)	$285,284	15,926	$6,007	$4,097

Emerging Markets Core Equity Portfolio
The DFA Short Term Investment Fund	$673,477	$2,162,419	$2,388,552	$(9)	$17	$447,352	38,662	$4,888	—

Total	$673,477	$2,162,419	$2,388,552	$(9)	$17	$447,352	38,662	$4,888	—

Emerging Markets Targeted Value Portfolio
The DFA Short Term Investment Fund	$659	$15,914	$14,536	—	—	$2,037	176	—	—

Total	$659	$15,914	$14,536	—	—	$2,037	176	—	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, tax equalization, non-deductible

90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Large Cap International Portfolio
2019	$155,698	—	—	$155,698
2020	119,035	—	—	119,035
International Core Equity Portfolio
2019	907,539	—	—	907,539
2020	616,813	—	—	616,813
Global Small Company Portfolio
2019	308	—	—	308
2020	627	—	—	627
International Small Company Portfolio
2019	339,853	$517,619	—	857,472
2020	251,539	278,423	—	529,962
Japanese Small Company Portfolio
2019	6,623	32,764	—	39,387
2020	14,224	9,019	—	23,243
Asia Pacific Small Company Portfolio
2019	11,260	—	—	11,260
2020	14,178	—	—	14,178
United Kingdom Small Company Portfolio
2019	540	1,437	—	1,977
2020	969	1,478	—	2,447
Continental Small Company Portfolio
2019	14,187	19,027	—	33,214
2020	8,902	—	—	8,902
DFA International Real Estate Securities Portfolio
2019	302,662	—	—	302,662
2020	717,271	—	—	717,271
DFA Global Real Estate Securities Portfolio
2019	311,682	40,223	—	351,905
2020	509,001	90,019	—	599,020
DFA International Small Cap Value Portfolio
2019	346,113	429,956	—	776,069
2020	224,481	206,468	—	430,949
International Vector Equity Portfolio
2019	75,474	72,426	—	147,900
2020	57,641	—	—	57,641
International High Relative Profitability Portfolio
2019	11,023	—	—	11,023
2020	18,018	—	—	18,018

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
World ex U.S. Value Portfolio
2019	$8,654	$5,062	—	$13,716
2020	6,579	—	—	6,579
World ex U.S. Core Equity Portfolio
2019	100,766	15,900	—	116,666
2020	75,535	—	—	75,535
World Core Equity Portfolio
2019	18,739	4,773	—	23,512
2020	14,888	1,549	—	16,437
Selectively Hedged Global Equity Portfolio
2019	12,345	4,519	—	16,864
2020	9,635	—	—	9,635
Emerging Markets Portfolio
2019	145,647	—	—	145,647
2020	118,156	—	—	118,156
Emerging Markets Small Cap Portfolio
2019	153,182	173,892	—	327,074
2020	129,179	41,749	—	170,928
Emerging Markets Value Portfolio
2019	459,380	—	—	459,380
2020	442,052	—	—	442,052
Emerging Markets Core Equity Portfolio
2019	730,829	—	—	730,829
2020	585,760	—	—	585,760
Emerging Markets Targeted Value Portfolio
2019	64	—	—	64
2020	3,854	21	—	3,875

As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Large Cap International Portfolio	$(8,871)	—	$(8,871)
International Core Equity Portfolio	(53,934)	—	(53,934)
Global Small Company Portfolio	(71)	—	(71)
International Small Company Portfolio	(23,983)	—	(23,983)
Japanese Small Company Portfolio	—	—	—
Asia Pacific Small Company Portfolio	—	—	—
United Kingdom Small Company Portfolio	(19)	—	(19)
Continental Small Company Portfolio	(799)	—	(799)
DFA International Real Estate Securities Portfolio	—	—	—

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Global Real Estate Securities Portfolio	$(3,747)	—	$(3,747)
DFA International Small Cap Value Portfolio	(26,367)	—	(26,367)
International Vector Equity Portfolio	(6,596)	—	(6,596)
International High Relative Profitability Portfolio	(1,186)	—	(1,186)
World ex U.S. Value Portfolio	—	—	—
World ex U.S. Core Equity Portfolio	(7,309)	—	(7,309)
World Core Equity Portfolio	(61)	—	(61)
Selectively Hedged Global Equity Portfolio	(473)	$(465)	(938)
Emerging Markets Portfolio	(11,704)	—	(11,704)
Emerging Markets Small Cap Portfolio	(14,465)	—	(14,465)
Emerging Markets Value Portfolio	(43,191)	—	(43,191)
Emerging Markets Core Equity Portfolio	(55,165)	—	(55,165)
Emerging Markets Targeted Value Portfolio	(502)	—	(502)

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Large Cap International Portfolio	$13,767	—	$(485,857)	$654,159	$182,069
International Core Equity Portfolio	109,223	—	(1,538,697)	783,156	(646,318)
Global Small Company Portfolio	540	—	(258)	(441)	(159)
International Small Company Portfolio	136,707	—	(313,125)	65,923	(110,495)
Japanese Small Company Portfolio	9,860	—	(4,708)	40,289	45,441
Asia Pacific Small Company Portfolio	11,401	—	(17,821)	(27,049)	(33,469)
United Kingdom Small Company Portfolio	197	—	(55)	(2,560)	(2,418)
Continental Small Company Portfolio	3,703	—	(27,023)	17,304	(6,016)
DFA International Real Estate Securities Portfolio	—	—	(431,697)	(1,161,693)	(1,593,390)
DFA Global Real Estate Securities Portfolio	86,211	$23,742	—	(435,949)	(325,996)
DFA International Small Cap Value Portfolio	164,422	—	(427,253)	(1,226,585)	(1,489,416)
International Vector Equity Portfolio	18,174	—	(117,363)	98,905	(284)
International High Relative Profitability Portfolio	1,731	—	(26,305)	92,038	67,464
World ex U.S. Value Portfolio	1,190	—	(17,769)	(29,442)	(46,021)
World ex U.S. Core Equity Portfolio	11,477	—	(129,730)	1,126	(117,127)
World Core Equity Portfolio	—	—	(1,459)	101,380	99,921
Selectively Hedged Global Equity Portfolio	2,378	3,266	—	59,081	64,725
Emerging Markets Portfolio	13,176	—	(149,587)	1,755,403	1,618,992
Emerging Markets Small Cap Portfolio	76,220	—	(395,156)	125,442	(193,494)

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Emerging Markets Value Portfolio	$98,175	—	$(2,347,944)	$(559,050)	$(2,808,819)
Emerging Markets Core Equity Portfolio	63,708	—	(2,739,997)	3,839,613	1,163,324
Emerging Markets Targeted Value Portfolio	4,286	—	—	1,899	6,185

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Large Cap International Portfolio	$485,857	$485,857
International Core Equity Portfolio	1,538,697	1,538,697
Global Small Company Portfolio	258	258
International Small Company Portfolio	313,125	313,125
Japanese Small Company Portfolio	4,708	4,708
Asia Pacific Small Company Portfolio	17,821	17,821
United Kingdom Small Company Portfolio	55	55
Continental Small Company Portfolio	27,023	27,023
DFA International Real Estate Securities Portfolio	431,697	431,697
DFA Global Real Estate Securities Portfolio	—	—
DFA International Small Cap Value Portfolio	427,253	427,253
International Vector Equity Portfolio	117,363	117,363
International High Relative Profitability Portfolio	26,305	26,305
World ex U.S. Value Portfolio	17,769	17,769
World ex U.S. Core Equity Portfolio	129,730	129,730
World Core Equity Portfolio	1,459	1,459
Selectively Hedged Global Equity Portfolio	—	—
Emerging Markets Portfolio	149,587	149,587
Emerging Markets Small Cap Portfolio	395,156	395,156
Emerging Markets Value Portfolio	2,347,944	2,347,944
Emerging Markets Core Equity Portfolio	2,739,997	2,739,997
Emerging Markets Targeted Value Portfolio	—	—

During the year ended October 31, 2020, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Global Small Company Portfolio	$245
Emerging Markets Portfolio	59,952

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap International Portfolio	$4,172,789	$1,236,476	$(582,218)	$654,258
International Core Equity Portfolio	25,062,273	5,943,496	(5,161,581)	781,915
Global Small Company Portfolio	44,163	—	(450)	(450)
International Small Company Portfolio	10,014,881	65,923	—	65,923
Japanese Small Company Portfolio	426,756	40,279	—	40,279
Asia Pacific Small Company Portfolio	406,429	—	(27,049)	(27,049)
United Kingdom Small Company Portfolio	19,458	—	(2,565)	(2,565)
Continental Small Company Portfolio	521,797	17,304	—	17,304
DFA International Real Estate Securities Portfolio	6,117,825	791,309	(1,952,870)	(1,161,561)
DFA Global Real Estate Securities Portfolio	7,722,562	1,228,710	(1,664,659)	(435,949)
DFA International Small Cap Value Portfolio	11,348,667	1,605,837	(2,832,568)	(1,226,731)
International Vector Equity Portfolio	2,729,895	585,477	(486,688)	98,789
International High Relative Profitability Portfolio	1,415,048	170,650	(78,670)	91,980
World ex U.S. Value Portfolio	236,342	—	(29,421)	(29,421)
World ex U.S. Core Equity Portfolio	3,301,842	666,751	(670,173)	(3,422)
World Core Equity Portfolio	668,300	101,380	—	101,380
Selectively Hedged Global Equity Portfolio	226,272	59,062	—	59,062
Emerging Markets Portfolio	3,890,070	1,767,776	—	1,767,776
Emerging Markets Small Cap Portfolio	4,775,629	125,592	—	125,592
Emerging Markets Value Portfolio	13,221,426	—	(559,273)	(559,273)
Emerging Markets Core Equity Portfolio	21,200,633	8,214,465	(4,357,188)	3,857,277
Emerging Markets Targeted Value Portfolio	168,225	23,036	(21,152)	1,884

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Amount	Shares	Amount	Shares
Emerging Markets Value Portfolio

Class R2 Shares
Shares Issued	$3,669	151	$7,880	286
Shares Issued in Lieu of Cash Distributions	570	22	687	26
Shares Redeemed	(16,724)	(717)	(5,088)	(183)

Net Increase (Decrease) — Class R2 Shares	$(12,485)	(544)	$3,479	129

Institutional Class Shares
Shares Issued	$3,019,595	131,537	$3,094,110	110,936
Shares Issued in Lieu of Cash Distributions	425,160	16,845	436,607	16,366
Shares Redeemed	(5,831,173)	(249,652)	(3,087,983)	(112,388)

Net Increase (Decrease) — Institutional Class Shares	$(2,386,418)	(101,270)	$442,734	14,914

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in corresponding Master/Underlying Funds), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Portfolios that have significant exposure to certain countries, such as The United Kingdom Small Company Portfolio’s Master Fund that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s (UK) exit from the EU (referred to as “Brexit”). Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Portfolios, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Portfolios’ investments.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolios.

2. Forward Currency Contracts: The Portfolios listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Selectively Hedged Global Equity Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Selectively Hedged Global Equity Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3. Futures Contracts: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. The Selectively Hedged Global Equity Portfolio may also use futures contracts to hedge some or all of the currency exposure of its foreign securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
Large Cap International Portfolio	$—	$51,172
International Core Equity Portfolio	—	251,263
International Small Company Portfolio	—	81,937
DFA International Real Estate Securities Portfolio	—	52,089
DFA International Small Cap Value Portfolio	—	114,253
International Vector Equity Portfolio	—	5,577
International High Relative Profitability Portfolio	—	7,296
World ex U.S. Core Equity Portfolio	—	18,959
Selectively Hedged Global Equity Portfolio	93,147	4,008
Emerging Markets Core Equity Portfolio	—	199,231
Emerging Markets Targeted Value Portfolio	—	2,102

*	Average amount of Currency Purchased/Sold in USD
**	Average Notional Value of contracts

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (1)
Selectively Hedged Global Equity Portfolio	$400	$400

	Liability Derivatives Value
	Total Value at October 31, 2020	Forward Currency Contracts (2)	Equity Contracts (3)
Large Cap International Portfolio	$(747)	—	$(747)
International Core Equity Portfolio	(1,861)	—	(1,861)
International Small Company Portfolio	(1,275)	—	(1,275)
DFA International Real Estate Securities Portfolio	(1,677)	—	(1,677)
DFA International Small Cap Value Portfolio	(5,193)	—	(5,193)
International High Relative Profitability Portfolio	(145)	—	(145)
World ex U.S. Core Equity Portfolio	(598)	—	(598)
Selectively Hedged Global Equity Portfolio	(267)	$(173)	(94)
Emerging Markets Core Equity Portfolio	(7,895)	—	(7,895)
Emerging Markets Targeted Value Portfolio	(13)	—	(13)

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(3)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Large Cap International Portfolio	$16,935	—	$16,935
International Core Equity Portfolio	86,315	—	86,315
Global Small Company Portfolio	18	—	18	*
International Small Company Portfolio	13,320	—	13,320
DFA International Real Estate Securities Portfolio	21,374	—	21,374
DFA Global Real Estate Securities Portfolio	(362)	—	(362	)*
DFA International Small Cap Value Portfolio	35,047	—	35,047
International Vector Equity Portfolio	(8,170)	—	(8,170	)*
International High Relative Profitability Portfolio	3,996	—	3,996
World ex U.S. Value Portfolio	100	—	100	*
World ex U.S. Core Equity Portfolio	13,484	—	13,484
World Core Equity Portfolio	(122)	—	(122)

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Selectively Hedged Global Equity Portfolio	$(1,501)	$(1,961)	$460
Emerging Markets Core Equity Portfolio	69,434	—	69,434
Emerging Markets Targeted Value Portfolio	(609)	—	(609)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
Large Cap International Portfolio	$(1,346)	—	$(1,346)
International Core Equity Portfolio	(6,655)	—	(6,655)
International Small Company Portfolio	(2,575)	—	(2,575)
DFA International Real Estate Securities Portfolio	(2,070)	—	(2,070)
DFA International Small Cap Value Portfolio	(7,947)	—	(7,947)
International High Relative Profitability Portfolio	(145)	—	(145)
World ex U.S. Core Equity Portfolio	(598)	—	(598)
Selectively Hedged Global Equity Portfolio	564	$710	(146)
Emerging Markets Core Equity Portfolio	(12,657)	—	(12,657)
Emerging Markets Targeted Value Portfolio	(13)	—	(13)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2020, there were no futures contracts outstanding. During the year ended October 31, 2020, the Portfolio had limited activity in futures contracts.

Offsetting of Derivative Assets and Derivative Liabilities

In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, the Fund on behalf of applicable Portfolios entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund, on behalf of a Portfolio, and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, a Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2020 (amounts in thousands):

Description	Gross Amounts of Recognized Assets (a)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (c)		Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount (e)
			Financial Instruments (b)	Cash Collateral Received		Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Cash Collateral Pledged
	Assets					Liabilities
Selectively Hedged Global Equity Portfolio
JP Morgan	$102	$102	—	—	$102	—	—	—	—	—
Bank of America Corp.	51	51	$(51)	—	—	$85	$85	$(51)	—	$34
Citibank, N.A.	59	59	(50)	—	9	50	50	(50)	—	—
Goldman Sachs International	21	21	—	—	21	—	—	—	—	—
Bank of New York Mellon Corp.	—	—	—	—	—	10	10	—	—	10
Barclays Capital	165	165	—	—	165	—	—	—	—	—
UBS AG	—	—	—	—	—	20	20	—	—	20
Societe Generale	—	—	—	—	—	7	7	—	—	7
State Street Bank and Trust	1	1	(1)	—	—	1	1	(1)	—	—

Total	$399	$399	$(102)	—	$297	$173	$173	$(102)	—	$71

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
Large Cap International Portfolio	0.97%	$9,946	12	$3	$25,463	$4,045
International Core Equity Portfolio	1.34%	19,892	6	5	79,001	—
Global Small Company Portfolio	1.34%	122	83	—	972	—
International Small Company Portfolio	0.85%	11,561	7	2	24,436	—
DFA International Real Estate Securities Portfolio	1.08%	3,124	6	1	6,670	—
DFA Global Real Estate Securities Portfolio	0.96%	4,312	47	7	30,384	—
DFA International Small Cap Value Portfolio	1.19%	7,969	21	6	44,630	—
International Vector Equity Portfolio	1.20%	6,265	69	10	43,388	—
World ex U.S. Value Portfolio	1.27%	680	93	2	14,256	—
World ex U.S. Core Equity Portfolio	1.29%	6,802	36	8	44,717	—
World Core Equity Portfolio	1.30%	1,256	74	4	17,666	—
Selectively Hedged Global Equity Portfolio	0.87%	1,410	2	—	2,211	—
Emerging Markets Core Equity Portfolio	1.54%	21,264	12	21	53,464	—
Emerging Markets Targeted Value Portfolio	1.75%	1,846	21	2	8,922	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that each Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2020, activity by the Portfolios under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2020
Emerging Markets Core Equity Portfolio	Borrower	0.47%	$81,907	11	$11	$108,542	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020 that the Portfolio utilized the interfund lending program.

J. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2020, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Large Cap International Portfolio	$70,870	$67,043	$(37,989)
International Core Equity Portfolio	27,829	115,477	(52,835)
DFA Global Real Estate Securities Portfolio	11,373	391	(434)
DFA International Small Cap Value Portfolio	171,870	103,486	(2,411)
International Vector Equity Portfolio	24,945	28,410	(8,167)
International High Relative Profitability Portfolio	64,993	20,552	(5,280)
World ex U.S. Core Equity Portfolio	8,745	35,441	(8,764)
Emerging Markets Core Equity Portfolio	532	6,753	(728)
Emerging Markets Targeted Value Portfolio	238	109	(10)

K. Securities Lending:

As of October 31, 2020, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The Portfolios also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
Large Cap International Portfolio	$30,293
International Core Equity Portfolio	271,148

Non-Cash Collateral Market Value
DFA International Real Estate Securities Portfolio	$129,526
DFA International Small Cap Value Portfolio	103,655
International Vector Equity Portfolio	28,092
International High Relative Profitability Portfolio	10,630
World ex U.S. Core Equity Portfolio	42,544
Emerging Markets Core Equity Portfolio	613,389
Emerging Markets Targeted Value Portfolio	1,200

Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Large Cap International Portfolio
Common Stocks	$174,377	—	—	—	$174,377

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions International Core Equity Portfolio
Common Stocks, Rights/Warrants	$1,094,979	—	—	—	$1,094,979
DFA International Real Estate Securities Portfolio
Common Stocks	379,377	—	—	—	379,377
DFA Global Real Estate Securities Portfolio
Common Stocks	72,198	—	—	—	72,198
DFA International Small Cap Value Portfolio
Common Stocks	419,715	—	—	—	419,715
International Vector Equity Portfolio
Common Stocks, Rights/Warrants	123,757	—	—	—	123,757
International High Relative Profitability Portfolio
Common Stocks	48,092	—	—	—	48,092
World ex U.S. Core Equity Portfolio
Common Stocks	119,101	—	—	—	119,101
Emerging Markets Core Equity Portfolio
Common Stocks	447,327	—	—	—	447,327
Emerging Markets Targeted Value Portfolio
Common Stocks	2,037	—	—	—	2,037

L. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in Emerging Markets Value Portfolio Class R2 Shares.

M. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

O. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

P. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Large Cap International Portfolio-Institutional Class	4	73%
International Core Equity Portfolio-Institutional Class	4	71%
Global Small Company Portfolio-Institutional Class	5	97%
International Small Company Portfolio-Institutional Class	3	65%
Japanese Small Company Portfolio-Institutional Class	3	91%
Asia Pacific Small Company Portfolio-Institutional Class	2	95%
United Kingdom Small Company Portfolio-Institutional Class	3	92%
Continental Small Company Portfolio-Institutional Class	2	95%
DFA International Real Estate Securities Portfolio-Institutional Class	4	90%
DFA Global Real Estate Securities Portfolio-Institutional Class	3	67%
DFA International Small Cap Value Portfolio-Institutional Class	4	72%
International Vector Equity Portfolio-Institutional Class	3	81%
International High Relative Profitability Portfolio-Institutional Class	3	87%
World ex U.S. Value Portfolio-Institutional Class	6	90%
World ex U.S. Core Equity Portfolio-Institutional Class	3	74%
World Core Equity Portfolio-Institutional Class	5	82%
Selectively Hedged Global Equity Portfolio-Institutional Class	3	94%
Emerging Markets Portfolio-Institutional Class	3	59%

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Emerging Markets Small Cap Portfolio-Institutional Class	5	63%
Emerging Markets Value Portfolio-Class R2	1	93%
Emerging Markets Value Portfolio-Institutional Class	2	36%
Emerging Markets Core Equity Portfolio-Institutional Class	3	61%
Emerging Markets Targeted Value Portfolio-Institutional Class	3	91%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

Q. Subsequent Event Evaluations:

On November 12, 2020, President Trump issued an Executive Order titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Beginning January 11, 2021, the Order will prohibit U.S. entities from participating in certain types of transactions involving securities of Chinese companies known to be associated with the Chinese military. Management is currently evaluating the Order’s effect on the Funds.

As described in a November 2, 2020 Supplement to the Funds’ Prospectuses, effective February 28, 2021, the Advisor will reduce its investment management fees for certain Portfolios. Please refer to the Funds’ Prospectuses for additional information regarding fees and expenses of the Portfolios.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the twenty-two portfolios listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of portfolio holdings, of each of the portfolios indicated in the table below (twenty-two of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statement of operations	Statement of changes in net assets	Financial highlights

Large Cap International Portfolio (1)

International Core Equity Portfolio (1)

Global Small Company Portfolio (2)

International Small Company Portfolio (2)

Japanese Small Company Portfolio (2)

Asia Pacific Small Company Portfolio (2)

United Kingdom Small Company Portfolio

Continental Small Company Portfolio (2)

DFA International Real Estate Securities Portfolio (1)

DFA Global Real Estate Securities Portfolio (1)

DFA International Small Cap Value Portfolio (1)

International Vector Equity Portfolio (1)

International High Relative Profitability Portfolio (1)

World ex U.S. Value Portfolio (2)

World ex U.S. Core Equity Portfolio (1)

World Core Equity Portfolio (2)

Selectively Hedged Global Equity Portfolio (2)

Emerging Markets Portfolio (2)

Emerging Markets Small Cap Portfolio (2)

Emerging Markets Value Portfolio (2)

Emerging Markets Core Equity Portfolio (1)

	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For each of the periods indicated therein

Emerging Markets Targeted Value Portfolio (1)	For the year ended October 31, 2020	For the year ended October 31, 2020 and the period November 14, 2018 (commencement of operations) to October 31, 2019

(1)	Summary schedule of portfolio holdings
(2)	Schedule of investments

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO

RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio’s current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. A final determination of the tax character of distributions paid by the Fund will not be known until the completion of the fiscal year. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The final determination of the tax character of the distributions paid in 2020 will be reported to shareholders in early 2021 on Form 1099-DIV.

Portfolio Name	Total Distribution per Share	Net Investment Income	Proceeds from the sales of securities	Return of Capital
International Small Company Portfolio Institutional Class
Payable Date: June 30, 2020	$0.03918	$0.00000	$0.00000	$0.03918
Continental Small Company Portfolio Institutional Class
Payable Date: June 30, 2020	$0.13135	$0.11321	$0.00000	$0.01814
DFA International Small Cap Value Portfolio Institutional Class
Payable Date: June 30, 2020	$0.03699	$0.00758	$0.00000	$0.02941
International Vector Equity Portfolio Institutional Class
Payable Date: June 30, 2020	$0.09401	$0.09103	$0.00000	$0.00298
Emerging Markets Small Cap Portfolio Institutional Class
Payable Date: June 30, 2020	$0.05412	$0.00019	$0.00000	$0.05393

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Value Portfolio — Class R2 vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

DFA International Value Portfolio — Institutional Class vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

DFA International Value Portfolio

The DFA International Value Portfolio invests in developed ex U.S. large company value stocks by purchasing shares of the DFA International Value Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2020, the Master Fund held approximately 540 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -19.08% for the Portfolio’s Class R2 shares, -18.87% for the Portfolio’s Institutional Class shares, and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Master Fund’s focus on value stocks detracted from performance relative to the style-neutral benchmark.

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

DISCLOSURE OF FUND EXPENSES

CONTINUED

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA International Value Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$1,071.30	0.65%	$3.38
Institutional Class Shares	$1,000.00	$1,072.40	0.40%	$2.08
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.87	0.65%	$3.30
Institutional Class Shares	$1,000.00	$1,023.13	0.40%	$2.03

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

FEEDER FUND

Affiliated Investment Company
DFA International Value Portfolio	100.0%

DFA INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$6,563,439,183

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$6,563,439,183

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

DFA International Value Portfolio
ASSETS:
Investments in Affiliated Investment Company at Value	$6,563,439
Receivables:
Fund Shares Sold	7,083
Prepaid Expenses and Other Assets	120

Total Assets	6,570,642

LIABILITIES:
Payables:
Fund Shares Redeemed	10,620
Due to Advisor	878
Accrued Expenses and Other Liabilities	821

Total Liabilities	12,319

NET ASSETS	$6,558,323

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $835 and shares outstanding of 61,878	$13.50

NUMBER OF SHARES AUTHORIZED	100,000,000

Institutional Class Shares — based on net assets of $6,557,488 and shares outstanding of 484,348,842	$13.54

NUMBER OF SHARES AUTHORIZED	1,500,000,000

NET ASSETS CONSIST OF:
Paid-In Capital	$8,357,374
Total Distributable Earnings (Loss)	(1,799,051)

NET ASSETS	$6,558,323

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

DFA International Value Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $23,861)	$225,098
Income from Securities Lending	4,110
Expenses Allocated from Affiliated Investment Companies	(16,196)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	213,012

Fund Expenses
Investment Management Fees	28,521
Accounting & Transfer Agent Fees	1,061
Shareholder Servicing Fees
Class R2 Shares	3
Filing Fees	215
Shareholders’ Reports	400
Directors’/Trustees’ Fees & Expenses	61
Professional Fees	87
Other	49

Total Fund Expenses	30,397

Fees Waived, Expenses Reimbursed by Advisor (Note C)
Class R2 Shares	2
Institutional Class Shares	15,435

Net Expenses	14,960

Net Investment Income (Loss)	198,052

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	(316,959)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(1,563,162)

Net Realized and Unrealized Gain (Loss)	(1,880,121)

Net Increase (Decrease) in Net Assets Resulting from Operations.	$(1,682,069)

**	Net of foreign capital gain taxes withheld of $0.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio***
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$198,052	$339,362
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(316,959)	(12,764)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(1,563,162)	(37,240)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,682,069)	289,358

Distributions:
Class R2 Shares	(29)	(83)
Institutional Class Shares	(226,414)	(576,705)

Total Distributions	(226,443)	(576,788)

Capital Share Transactions (1):
Shares Issued	2,636,246	2,071,367
Shares Issued in Lieu of Cash Distributions	222,167	562,384
Shares Redeemed	(3,566,247)	(2,595,094)

Net Increase (Decrease) from Capital Share Transactions	(707,834)	38,657

Total Increase (Decrease) in Net Assets	(2,616,346)	(248,773)
Net Assets
Beginning of Year	9,174,669	9,423,442

End of Year	$6,558,323	$9,174,669

(1) Shares Issued and Redeemed:
Shares Issued	194,702	123,536
Shares Issued in Lieu of Cash Distributions	14,542	34,167
Shares Redeemed	(258,909)	(154,773)

Net Increase (Decrease) from Shares Issued and Redeemed	(49,665)	2,930

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio-Class R2 Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$17.13	$17.68	$19.89	$16.27	$16.93

Income from Investment Operations (A)
Net Investment Income (Loss)	0.38	0.58	0.54	0.55	0.53
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.61)	(0.10)	(2.21)	3.61	(0.65)

Total from Investment Operations	(3.23)	0.48	(1.67)	4.16	(0.12)

Less Distributions:
Net Investment Income	(0.40)	(0.51)	(0.54)	(0.54)	(0.54)
Net Realized Gains	—	(0.52)	—	—	—

Total Distributions	(0.40)	(1.03)	(0.54)	(0.54)	(0.54)

Net Asset Value, End of Year	$13.50	$17.13	$17.68	$19.89	$16.27

Total Return	(19.08%)	3.13%	(8.59%)	25.99%	(0.43%)

Net Assets, End of Year (thousands)	$835	$1,191	$1,477	$3,508	$3,308
Ratio of Expenses to Average Net Assets (F)	0.65%	0.69%	0.68%	0.68%	0.68%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.85%	0.89%	0.88%	0.88%	0.88%
Ratio of Net Investment Income to Average Net Assets	2.56%	3.43%	2.72%	3.07%	3.4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$17.18	$17.74	$19.94	$16.30	$16.92

Income (loss) from Investment Operations (A)
Net Investment Income (Loss)	0.38	0.63	0.60	0.56	0.55
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.58)	(0.11)	(2.21)	3.66	(0.63)

Total from Investment Operations	(3.20)	0.52	(1.61)	4.22	(0.08)

Less Distributions:
Net Investment Income	(0.44)	(0.56)	(0.59)	(0.58)	(0.54)
Net Realized Gains	—	(0.52)	—	—	—

Total Distributions	(0.44)	(1.08)	(0.59)	(0.58)	(0.54)

Net Asset Value, End of Year	$13.54	$17.18	$17.74	$19.94	$16.30

168 Total Return	(18.87%)	3.37%	(8.32%)	26.36%	(0.20%)

Net Assets, End of Year (thousands)	$6,557,488	$9,173,478	$9,421,965	$9,837,631	$7,270,665
Ratio of Expenses to Average Net Assets (F)	0.40%	0.44%	0.43%	0.43%	0.43%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (F)	0.60%	0.64%	0.63%	0.63%	0.63%
Ratio of Net Investment Income to Average Net Assets	2.57%	3.70%	3.01%	3.12%	3.51%

See page 1-2 for the Definitions of Abbreviations and Footnotes

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of eleven portfolios, one of which, the DFA International Value Portfolio (the “Portfolio”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio invests substantially all of its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. As of October 31, 2020, the Portfolio owned 69% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s investment reflects its proportionate interests in the net assets of the Series. The valuation is classified as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board of Directors, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2020, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA International Value Portfolio	0.37	%*

*	Effective as of February 28, 2020, the management fee payable by the Portfolio was reduced from 0.40% to 0.35%.

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. A portion of the Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Portfolio, as described in the notes below, will remain in effect permanently, unless terminated by the Portfolio. During the year ended October 31, 2020, the Portfolio had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the

Advisor as of October 31, 2020, are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio (defined below) of the Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount for the Portfolio. The Advisor, however, will not be reimbursed by the Portfolio in connection with its Permanent Fee Waiver. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA International Value Portfolio (1)	—	0.35%	—	$15,435	—

Class R2 Shares
DFA International Value Portfolio (2)	0.79%	0.35%	—	2	—

(1)

The Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the DFA Short Term Investment Fund, to the rate listed above as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis.

(2)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the DFA International Value Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to 0.35% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.40%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed (including for the time period prior to July 21, 2015) to assume the direct expenses of Class R2 shares of the Portfolio (excluding management fees and custodian fees), to the extent necessary to limit the annualized expenses of Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above (the “Annualized Expense Ratio”).

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amounts paid by the Fund to the CCO were $30 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

DFA International Value Portfolio	$306

E. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies”, net foreign currency gains/losses, and foreign capital gains tax reclass, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA International Value Portfolio
2019	$302,955	$273,833	—	$576,788
2020	226,443	—	—	226,443

As of October 31, 2020, the Portfolios did not have any net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares.

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA International Value Portfolio	$32,903	—	$(349,326)	$(1,482,114)	$(1,798,537)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA International Value Portfolio	$349,326	$349,326

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio	$8,046,971	—	$(1,483,144)	$(1,483,144)

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Amount	Shares	Amount	Shares
DFA International Value Portfolio
Class R2 Shares
Shares Issued	$354	23	$409	25
Shares Issued in Lieu of Cash Distributions	29	2	83	5
Shares Redeemed	(473)	(32)	(766)	(44)

Net Increase (Decrease) — Class R2 Shares	$(90)	(7)	$(274)	(14)

Institutional Class Shares
Shares Issued	$2,635,892	194,679	$2,070,958	123,511
Shares Issued in Lieu of Cash Distributions	222,138	14,540	562,301	34,162
Shares Redeemed	(3,565,774)	(258,877)	(2,594,328)	(154,729)

Net Increase (Decrease) — Institutional Class Shares	$(707,744)	(49,658)	$38,931	2,944

G. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio’s Class R2 Shares.

H. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio’s early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

J. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

K. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA International Value Portfolio-Class R2	5	95%
DFA International Value Portfolio-Institutional Class	3	67%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

L. Subsequent Event Evaluations:

As described in a November 2, 2020 Supplement to the Funds’ Prospectuses, effective February 28, 2021, the Advisor will reduce its investment management fees for certain Portfolios. Please refer to the Funds’ Prospectuses for additional information regarding fees and expenses of the Portfolios.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA International Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DFA International Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of the security owned as of October 31, 2020 by correspondence with the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

The Japanese Small Company Series vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Asia Pacific Small Company Series vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

The United Kingdom Small Company Series vs.

MSCI United Kingdom Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Continental Small Company Series vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

The Canadian Small Company Series vs.

MSCI Canada Small Cap Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Emerging Markets Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

The Emerging Markets Small Cap Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

The DFA International Value Series

The DFA International Value Series invests in developed ex U.S. large company value stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2020, the Series held approximately 540 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -18.68% for the Series and -6.79% for the MSCI World ex USA Index (net dividends), the Series’ benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Series’ focus on value stocks detracted from performance relative to the style-neutral benchmark.

The Japanese Small Company Series

The Japanese Small Company Series invests in Japanese small company stocks. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 1,710 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -1.93% for the Series and -1.46% for the MSCI Japan Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those stocks outperformed. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in Japan.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 750 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 0.14% for the Series and 3.00% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price had a negative impact on performance relative to the benchmark, as those securities outperformed. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed to relative performance, as REITs generally underperformed in Asia Pacific (ex Japan) markets.

The United Kingdom Small Company Series

The United Kingdom Small Company Series invests in small company stocks in the U.K. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 330 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -14.87% for the Series and - 14.04% for the MSCI United Kingdom Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those securities outperformed for the period. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in the U.K.

The Continental Small Company Series

The Continental Small Company Series invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 1,090 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -2.23% for the Series and 3.14% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Series’ benchmark. The Series and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country-by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Series relative to the benchmark, which in turn led to differences in holdings between the Series and the benchmark. These holdings differences detracted from the Series’ performance relative to the benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those securities outperformed for the period. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in eligible markets.

The Canadian Small Company Series

The Canadian Small Company Series invests in small company stocks in Canada. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process-driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 320 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 6.02% for the Series and 7.61% for the MSCI Canada Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those securities outperformed for the period. Conversely, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in Canada.

The Emerging Markets Series

The Emerging Markets Series invests in large-cap stocks in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2020, the Series held approximately 1,610 securities in 24 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 2.67% for the Series and 8.25% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. The Series’ greater allocation to stocks with smaller market capitalizations within the large cap universe also detracted from relative performance, as these stocks underperformed their larger counterparts for the period.

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series invests in small company stocks in emerging markets. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 4,550 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were 1.25% for the Series and 8.25% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. With small-cap stocks underperforming large-cap stocks in emerging markets, the Series’ inclusion of stocks with smaller market capitalizations detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLES

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,073.80	0.21%	$1.09
Hypothetical 5% Annual Return	$1,000.00	$1,024.08	0.21%	$1.07

The Japanese Small Company Series
Actual Fund Return	$1,000.00	$1,138.60	0.13%	$0.70
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)

The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,221.40	0.13%	$0.73
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,077.90	0.12%	$0.63
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61

The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,160.00	0.12%	$0.65
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61

The Canadian Small Company Series
Actual Fund Return	$1,000.00	$1,239.90	0.12%	$0.68
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61

The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,195.80	0.13%	$0.72
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$1,222.50	0.25%	$1.40
Hypothetical 5% Annual Return	$1,000.00	$1,023.88	0.25%	$1.27

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIOS

The DFA International Value Series
Communication Services	4.4%
Consumer Discretionary	17.6%
Consumer Staples	4.9%
Energy	8.8%
Financials	27.2%
Health Care	5.8%
Industrials	11.9%
Information Technology	2.0%
Materials	13.3%
Real Estate	2.8%
Utilities	1.3%

100.0%

The Japanese Small Company Series
Communication Services	2.9%
Consumer Discretionary	16.6%
Consumer Staples	8.0%
Energy	1.3%
Financials	8.8%
Health Care	4.5%
Industrials	29.7%
Information Technology	13.7%
Materials	10.8%
Real Estate	2.0%
Utilities	1.7%

100.0%

The Asia Pacific Small Company Series
Communication Services	8.3%
Consumer Discretionary	18.1%
Consumer Staples	7.6%
Energy	1.9%
Financials	11.6%
Health Care	5.7%
Industrials	13.1%
Information Technology	8.2%
Materials	15.9%
Real Estate	6.6%
Utilities	3.0%

100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

The United Kingdom Small Company Series
Communication Services	2.5%
Consumer Discretionary	19.2%
Consumer Staples	6.6%
Energy	1.9%
Financials	14.7%
Health Care	3.7%
Industrials	30.4%
Information Technology	8.1%
Materials	7.2%
Real Estate	4.2%
Utilities	1.5%

100.0%

The Emerging Markets Series
Communication Services	11.9%
Consumer Discretionary	15.6%
Consumer Staples	7.3%
Energy	4.7%
Financials	16.8%
Health Care	3.7%
Industrials	5.9%
Information Technology	19.7%
Materials	8.9%
Real Estate	3.2%
Utilities	2.3%

100.0%

The Continental Small Company Series
Communication Services	5.7%
Consumer Discretionary	9.8%
Consumer Staples	5.0%
Energy	2.2%
Financials	13.1%
Health Care	6.2%
Industrials	26.6%
Information Technology	11.9%
Materials	8.3%
Real Estate	6.9%
Utilities	4.3%

100.0%

The Emerging Markets Small Cap Series
Communication Services	4.0%
Consumer Discretionary	13.5%
Consumer Staples	6.6%
Energy	1.6%
Financials	7.0%
Health Care	8.6%
Industrials	15.3%
Information Technology	17.9%
Materials	13.5%
Real Estate	7.5%
Utilities	4.5%

100.0%

The Canadian Small Company Series
Communication Services	1.3%
Consumer Discretionary	6.3%
Consumer Staples	6.0%
Energy	13.1%
Financials	10.5%
Health Care	1.1%
Industrials	13.1%
Information Technology	6.2%
Materials	29.8%
Real Estate	4.2%
Utilities	8.4%

100.0%

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (95.9%)
AUSTRALIA — (5.9%)
Australia & New Zealand Banking Group, Ltd.	6,888,410	$91,413,550	1.0%
Fortescue Metals Group, Ltd.	3,858,031	47,197,184	0.5%
National Australia Bank, Ltd.	6,504,106	85,093,076	0.9%
Westpac Banking Corp.	7,945,749	100,568,235	1.1%
Other Securities		244,177,886	2.5%

TOTAL AUSTRALIA		568,449,931	6.0%

AUSTRIA — (0.0%)
Other Security		100,701	0.0%

BELGIUM — (0.8%)
Other Securities		74,612,067	0.8%

CANADA — (7.9%)
# Bank of Montreal	351,836	20,949,598	0.2%
Bank of Montreal	1,441,562	85,729,692	0.9%
# Bank of Nova Scotia (The)	1,681,875	69,898,725	0.7%
# Canadian Imperial Bank of Commerce	811,294	60,516,699	0.6%
Canadian Natural Resources, Ltd.	3,417,479	54,508,790	0.6%
Magna International, Inc.	1,443,051	73,754,337	0.8%
Other Securities		389,247,461	4.2%

TOTAL CANADA		754,605,302	8.0%

DENMARK — (2.9%)
DSV Panalpina A.S.	300,849	48,810,172	0.5%
# Vestas Wind Systems A.S.	648,241	111,214,830	1.2%
Other Securities		117,828,228	1.2%

TOTAL DENMARK		277,853,230	2.9%

FINLAND — (1.0%)
Other Securities		96,376,631	1.0%

FRANCE — (9.1%)
* BNP Paribas SA	1,948,140	67,940,925	0.7%
* Cie de Saint-Gobain	2,006,077	78,143,737	0.8%
Cie Generale des Etablissements Michelin SCA	664,554	71,772,475	0.8%
Orange SA	5,978,647	67,137,941	0.7%
* Peugeot SA	3,133,702	56,294,471	0.6%
Total SE	6,874,996	208,289,750	2.2%
Other Securities		325,344,909	3.4%

TOTAL FRANCE		874,924,208	9.2%

GERMANY — (6.7%)
Allianz SE	415,799	73,244,904	0.8%
BASF SE	1,039,248	56,907,335	0.6%
Bayer AG	1,103,211	51,840,454	0.5%
Bayerische Motoren Werke AG	1,138,372	77,794,893	0.8%
Daimler AG	3,237,994	167,367,009	1.8%
Volkswagen AG	125,075	19,456,967	0.2%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$197,549,481	2.1%

TOTAL GERMANY		644,161,043	6.8%

HONG KONG — (2.5%)
Other Securities		242,062,056	2.6%

IRELAND — (0.5%)
Other Securities		51,864,566	0.5%

ISRAEL — (0.4%)
Other Securities		35,298,492	0.4%

ITALY — (1.8%)
Other Securities		171,182,101	1.8%

JAPAN — (23.3%)
Hitachi, Ltd.	1,579,000	53,219,083	0.6%
Honda Motor Co., Ltd.	4,590,300	108,574,060	1.1%
Honda Motor Co., Ltd., Sponsored ADR	26,040	615,065	0.0%
Mitsubishi UFJ Financial Group, Inc.	11,934,650	47,045,252	0.5%
Sumitomo Mitsui Financial Group, Inc.	1,921,900	53,201,841	0.6%
Toyota Motor Corp.	3,715,890	243,936,611	2.6%
# Toyota Motor Corp., Sponsored ADR	208,099	27,321,318	0.3%
Other Securities		1,702,340,630	17.9%

TOTAL JAPAN		2,236,253,860	23.6%

NETHERLANDS — (4.5%)
Koninklijke Ahold Delhaize NV	4,984,523	136,654,529	1.4%
Koninklijke DSM NV	596,336	95,370,511	1.0%
Other Securities		199,416,701	2.2%

TOTAL NETHERLANDS		431,441,741	4.6%

NEW ZEALAND — (0.2%)
Other Securities		22,507,812	0.2%

NORWAY — (0.8%)
Other Securities		76,530,313	0.8%

PORTUGAL — (0.1%)
Other Securities		11,536,966	0.1%

SINGAPORE — (1.0%)
Other Securities		93,149,536	1.0%

SPAIN — (1.3%)
#* Banco Santander SA	40,951,091	82,006,822	0.9%
Other Securities		42,258,088	0.4%

TOTAL SPAIN		124,264,910	1.3%

SWEDEN — (3.1%)
* Volvo AB, Class B	2,416,322	46,966,507	0.5%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (Continued)
Other Securities		$247,271,384	2.6%

TOTAL SWEDEN		294,237,891	3.1%

SWITZERLAND — (10.4%)
ABB, Ltd	3,432,303	83,284,859	0.9%
# Cie Financiere Richemont SA	1,165,784	72,865,902	0.8%
Lonza Group AG	145,001	87,857,559	0.9%
Novartis AG	1,817,557	141,628,729	1.5%
Novartis AG, Sponsored ADR	723,453	56,487,210	0.6%
UBS Group AG	6,275,625	73,060,635	0.8%
Zurich Insurance Group AG	444,872	147,762,264	1.6%
Other Securities		334,120,482	3.4%

TOTAL SWITZERLAND		997,067,640	10.5%

UNITED KINGDOM — (11.7%)
Anglo American P.L.C.	2,846,495	66,787,802	0.7%
Aviva P.L.C.	16,319,347	54,434,377	0.6%
BP P.L.C., Sponsored ADR	5,009,282	77,543,685	0.8%
British American Tobacco P.L.C.	3,024,009	95,847,087	1.0%
# British American Tobacco P.L.C., Sponsored ADR	838,885	26,743,654	0.3%
* Glencore P.L.C.	26,692,936	53,845,933	0.6%
HSBC Holdings P.L.C.	13,949,143	58,455,175	0.6%
# HSBC Holdings P.L.C., Sponsored ADR	2,590,482	54,348,312	0.6%
* Lloyds Banking Group P.L.C.	181,694,609	66,156,212	0.7%
Royal Dutch Shell P.L.C., Class B.	283,225	3,415,504	0.0%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	7,267,547	175,511,260	1.9%
Vodafone Group P.L.C.	58,351,986	77,839,689	0.8%
# Vodafone Group P.L.C., Sponsored ADR	4,011,201	54,191,329	0.6%
Other Securities		256,528,572	2.6%

TOTAL UNITED KINGDOM		1,121,648,591	11.8%

TOTAL COMMON STOCKS		9,200,129,588	97.0%

PREFERRED STOCKS — (1.3%)

GERMANY — (1.3%)
Volkswagen AG	701,336	102,159,454	1.1%
Other Securities		25,125,926	0.3%

TOTAL GERMANY		127,285,380	1.4%

TOTAL INVESTMENT SECURITIES (Cost $11,119,510,563)		9,327,414,968

		Value†

SECURITIES LENDING COLLATERAL — (2.8%)
@§ The DFA Short Term Investment Fund	22,816,650	264,011,461	2.8%

TOTAL INVESTMENTS—(100.0%) (Cost $11,383,404,927)		$9,591,426,429	101.2%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2020, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	526	12/18/20	$88,097,893	$85,861,610	$(2,236,283)

Total Futures Contracts			$88,097,893	$85,861,610	$(2,236,283)

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$568,449,931	—	$568,449,931
Austria	—	100,701	—	100,701
Belgium	—	74,612,067	—	74,612,067
Canada	$754,605,302	—	—	754,605,302
Denmark	—	277,853,230	—	277,853,230
Finland	—	96,376,631	—	96,376,631
France	—	874,924,208	—	874,924,208
Germany	15,533,044	628,627,999	—	644,161,043
Hong Kong	—	242,062,056	—	242,062,056
Ireland	14,317,368	37,547,198	—	51,864,566
Israel	6,943,405	28,355,087	—	35,298,492
Italy	27,912,392	143,269,709	—	171,182,101
Japan	47,057,395	2,189,196,465	—	2,236,253,860
Netherlands	15,884,061	415,557,680	—	431,441,741
New Zealand	—	22,507,812	—	22,507,812
Norway	—	76,530,313	—	76,530,313
Portugal	—	11,536,966	—	11,536,966
Singapore	—	93,149,536	—	93,149,536
Spain	2,776,007	121,488,903	—	124,264,910
Sweden	—	294,237,891	—	294,237,891
Switzerland	84,409,679	912,657,961	—	997,067,640
United Kingdom	446,924,683	674,723,908	—	1,121,648,591
Preferred Stocks
Germany	—	127,285,380	—	127,285,380
Securities Lending Collateral	—	264,011,461	—	264,011,461
Futures Contracts**	(2,236,283)	—	—	(2,236,283)

TOTAL	$1,414,127,053	$8,175,063,093	—	$9,589,190,146

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.1%)
COMMUNICATION SERVICES — (2.9%)
Other Securities		$86,241,533	2.9%

CONSUMER DISCRETIONARY — (16.2%)
DCM Holdings Co., Ltd.	713,300	8,838,267	0.3%
Shimachu Co., Ltd.	256,900	13,578,995	0.5%
Other Securities		460,985,971	15.6%

TOTAL CONSUMER DISCRETIONARY		483,403,233	16.4%

CONSUMER STAPLES — (7.8%)
cocokara fine, Inc.	128,360	8,432,779	0.3%
Milbon Co., Ltd.	154,752	7,939,785	0.3%
Nippon Suisan Kaisha, Ltd.	1,794,300	6,911,990	0.2%
Other Securities		208,970,547	7.1%

TOTAL CONSUMER STAPLES		232,255,101	7.9%

ENERGY — (1.3%)
Iwatani Corp.	222,900	10,113,538	0.4%
Other Securities		27,369,276	0.9%

TOTAL ENERGY		37,482,814	1.3%

FINANCIALS — (8.6%)
Fuyo General Lease Co., Ltd.	116,000	6,660,495	0.2%
Hirogin Holdings, Inc.	1,301,600	7,084,132	0.2%
Hokuhoku Financial Group, Inc.	834,800	7,921,727	0.3%
Jafco Group Co., Ltd.	204,100	9,230,625	0.3%
Shiga Bank, Ltd. (The)	307,600	6,642,879	0.2%
Yamaguchi Financial Group, Inc.	1,109,872	7,219,681	0.3%
Other Securities		211,870,416	7.2%

TOTAL FINANCIALS		256,629,955	8.7%

HEALTH CARE — (4.4%)
# H.U. Group Holdings, Inc.	336,700	8,566,416	0.3%
Jeol, Ltd.	243,000	7,744,954	0.3%
Other Securities		113,901,457	3.8%

TOTAL HEALTH CARE		130,212,827	4.4%

INDUSTRIALS — (29.1%)
BayCurrent Consulting, Inc.	61,500	7,957,504	0.3%
# DMG Mori Co., Ltd.	673,200	9,000,973	0.3%
Duskin Co., Ltd.	289,200	7,382,247	0.3%
# Fuji Corp.	422,100	8,485,887	0.3%
Furukawa Electric Co., Ltd.	401,200	10,054,193	0.3%
GS Yuasa Corp.	390,883	6,822,713	0.2%
Hazama Ando Corp.	1,302,400	8,091,329	0.3%
Inaba Denki Sangyo Co., Ltd.	353,300	8,505,149	0.3%
# Japan Steel Works, Ltd. (The)	389,300	8,322,588	0.3%
Meitec Corp.	169,000	8,378,202	0.3%
Mirait Holdings Corp.	524,835	7,471,621	0.3%
Nichias Corp.	392,400	8,498,721	0.3%
# Nikkon Holdings Co., Ltd.	385,300	7,374,127	0.3%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
Nishimatsu Construction Co., Ltd.	345,000	$6,701,641	0.2%
OKUMA Corp.	137,100	6,654,537	0.2%
Outsourcing, Inc.	732,300	6,791,351	0.2%
Penta-Ocean Construction Co., Ltd.	1,716,400	10,884,002	0.4%
Ushio, Inc.	660,300	7,375,978	0.3%
Other Securities		722,986,204	24.4%

TOTAL INDUSTRIALS		867,738,967	29.5%

INFORMATION TECHNOLOGY — (13.5%)
Daiwabo Holdings Co., Ltd.	117,500	7,692,034	0.3%
Nippon Electric Glass Co., Ltd.	431,236	8,481,534	0.3%
NSD Co., Ltd.	513,760	9,024,017	0.3%
Systena Corp.	402,100	7,296,298	0.3%
Tokyo Seimitsu Co., Ltd.	257,200	8,678,304	0.3%
Topcon Corp.	691,700	6,895,912	0.2%
Ulvac, Inc.	264,700	9,695,804	0.3%
Other Securities		343,510,881	11.7%

TOTAL INFORMATION TECHNOLOGY		401,274,784	13.7%

MATERIALS — (10.6%)
ADEKA Corp.	607,100	7,850,888	0.3%
Asahi Holdings, Inc.	227,850	7,430,158	0.3%
* Kobe Steel, Ltd.	1,878,500	7,334,448	0.3%
Mitsui Mining & Smelting Co., Ltd.	379,600	9,582,034	0.3%
Sumitomo Osaka Cement Co., Ltd.	234,099	7,119,777	0.3%
Toagosei Co., Ltd.	758,400	8,029,619	0.3%
Tokuyama Corp.	385,498	8,591,460	0.3%
Toyobo Co., Ltd.	531,900	7,091,528	0.2%
Other Securities		252,544,871	8.4%

TOTAL MATERIALS		315,574,783	10.7%

REAL ESTATE — (2.0%)
Heiwa Real Estate Co., Ltd.	229,900	6,711,838	0.2%
Kenedix, Inc.	1,442,000	7,472,555	0.3%
Other Securities		45,146,783	1.5%

TOTAL REAL ESTATE		59,331,176	2.0%

UTILITIES — (1.7%)
Nippon Gas Co., Ltd.	210,300	10,030,620	0.3%
Other Securities		39,127,903	1.4%

TOTAL UTILITIES		49,158,523	1.7%

TOTAL COMMON STOCKS (Cost $2,621,667,169)		2,919,303,696	99.2%

		Value†
SECURITIES LENDING COLLATERAL — (1.9%)
@§ The DFA Short Term Investment Fund	4,999,517	57,849,414	2.0%

TOTAL INVESTMENTS—(100.0%) (Cost $2,679,495,864)		$2,977,153,110	101.2%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	—	$86,241,533	—	$86,241,533
Consumer Discretionary	—	483,403,233	—	483,403,233
Consumer Staples	—	232,255,101	—	232,255,101
Energy	—	37,482,814	—	37,482,814
Financials	—	256,629,955	—	256,629,955
Health Care	—	130,212,827	—	130,212,827
Industrials	—	867,738,967	—	867,738,967
Information Technology	—	401,274,784	—	401,274,784
Materials	—	315,574,783	—	315,574,783
Real Estate	—	59,331,176	—	59,331,176
Utilities	—	49,158,523	—	49,158,523
Securities Lending Collateral	—	57,849,414	—	57,849,414

TOTAL	—	$2,977,153,110	—	$2,977,153,110

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.3%)
AUSTRALIA — (56.7%)
	ALS, Ltd.	1,761,709	$11,657,630	0.8%
	Ansell, Ltd.	524,737	14,838,028	1.0%
	ARB Corp., Ltd.	533,754	11,561,661	0.8%
#	Bank of Queensland, Ltd.	2,458,045	11,089,381	0.7%
	Bapcor, Ltd.	2,252,217	12,138,948	0.8%
	Breville Group, Ltd.	821,653	15,223,025	1.0%
	Carsales.com, Ltd.	1,200,481	17,538,761	1.2%
	CSR, Ltd.	3,273,096	10,132,649	0.7%
	Downer EDI, Ltd.	2,594,034	8,020,528	0.5%
	Elders, Ltd.	1,232,076	9,714,962	0.6%
	Healius, Ltd.	4,144,191	9,821,402	0.7%
	IGO, Ltd.	3,070,006	9,595,397	0.6%
	IRESS, Ltd.	1,225,060	7,926,997	0.5%
	JB Hi-Fi, Ltd.	237,242	7,927,553	0.5%
#*	Lynas Corp., Ltd.	6,066,989	12,070,586	0.8%
	Metcash, Ltd.	7,963,936	16,519,341	1.1%
	Mineral Resources, Ltd.	951,983	16,716,625	1.1%
*	NEXTDC, Ltd.	1,796,439	16,085,040	1.1%
	nib holdings, Ltd.	3,098,293	9,066,675	0.6%
	Nine Entertainment Co. Holdings, Ltd.	9,297,395	13,590,846	0.9%
	Orora, Ltd.	6,339,374	11,488,974	0.8%
	OZ Minerals, Ltd.	2,218,981	23,180,326	1.5%
	Pendal Group, Ltd.	1,950,282	8,872,828	0.6%
*	Perseus Mining, Ltd.	9,066,296	7,841,297	0.5%
	Premier Investments, Ltd.	622,552	9,337,094	0.6%
	Regis Resources, Ltd.	3,239,807	9,509,237	0.6%
	Reliance Worldwide Corp., Ltd.	4,342,033	12,534,300	0.8%
*	Saracen Mineral Holdings, Ltd.	5,077,306	20,291,051	1.3%
*	Silver Lake Resources, Ltd.	6,142,732	9,198,884	0.6%
	Spark Infrastructure Group	11,558,934	16,130,112	1.1%
	St Barbara, Ltd.	5,221,239	9,818,297	0.7%
	Star Entertainment Grp, Ltd. (The)	3,693,648	8,511,988	0.6%
	Steadfast Group, Ltd.	5,683,479	14,249,839	0.9%
	Super Retail Group, Ltd.	1,139,326	8,966,593	0.6%
	Technology One, Ltd.	1,748,272	11,036,395	0.7%
*	Vocus Group, Ltd.	4,091,642	9,909,009	0.7%
	Other Securities		451,602,563	29.3%

TOTAL AUSTRALIA			883,714,822	57.9%

HONG KONG — (22.5%)
#	IGG, Inc.	9,421,000	10,198,134	0.7%
	Kerry Logistics Network, Ltd.	4,063,500	8,486,558	0.6%
	Luk Fook Holdings International, Ltd.	3,704,000	9,056,888	0.6%
	Man Wah Holdings, Ltd.	12,205,200	17,034,026	1.1%
	SITC International Holdings Co., Ltd.	6,142,000	9,487,271	0.6%
#	Vitasoy International Holdings, Ltd.	2,143,000	8,668,231	0.6%
	VTech Holdings, Ltd.	1,438,200	9,542,489	0.6%
	Other Securities		278,624,321	18.2%

TOTAL HONG KONG			351,097,918	23.0%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
NEW ZEALAND — (7.1%)
Chorus, Ltd.	3,152,349	$17,529,495	1.2%
Infratil, Ltd.	3,949,779	14,144,121	0.9%
Mainfreight, Ltd.	289,611	10,326,649	0.7%
SKYCITY Entertainment Group, Ltd.	5,101,527	9,439,519	0.6%
Summerset Group Holdings, Ltd.	1,378,955	9,475,546	0.6%
Other Securities		49,527,979	3.2%

TOTAL NEW ZEALAND		110,443,309	7.2%

SINGAPORE — (11.0%)
ComfortDelGro Corp., Ltd.	8,950,800	8,852,888	0.6%
Sembcorp Industries, Ltd.	7,106,600	8,225,582	0.5%
Other Securities		154,789,717	10.2%

TOTAL SINGAPORE		171,868,187	11.3%

TOTAL COMMON STOCKS		1,517,124,236	99.4%

RIGHTS/WARRANTS — (0.0%)
SINGAPORE — (0.0%)
Other Securities		26,083	0.0%

TOTAL INVESTMENT SECURITIES (Cost $1,623,607,351)		1,517,150,319

		Value†
SECURITIES LENDING COLLATERAL — (2.7%)
@§ The DFA Short Term Investment Fund	3,633,899	42,047,846	2.7%

TOTAL INVESTMENTS—(100.0%) (Cost $1,665,649,023)		$1,559,198,165	102.1%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$4,882,708	$878,832,114	—	$883,714,822
Hong Kong	740,917	350,357,001	—	351,097,918
New Zealand	—	110,443,309	—	110,443,309
Singapore	—	171,868,187	—	171,868,187
Rights/Warrants
Singapore	—	26,083	—	26,083
Securities Lending Collateral	—	42,047,846	—	42,047,846

TOTAL	$5,623,625	$1,553,574,540	—	$1,559,198,165

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.9%)
COMMUNICATION SERVICES — (2.4%)
Other Securities		$36,178,617	2.5%

CONSUMER DISCRETIONARY — (18.8%)
Bellway P.L.C.	514,084	15,553,702	1.1%
Countryside Properties P.L.C.	2,813,575	12,288,663	0.8%
Domino’s Pizza Group P.L.C.	3,580,555	15,373,097	1.0%
Dunelm Group P.L.C.	685,419	11,587,636	0.8%
Games Workshop Group P.L.C.	205,563	27,635,151	1.9%
* Inchcape P.L.C.	2,472,981	15,863,472	1.1%
Moneysupermarket.com Group P.L.C.	3,466,544	10,948,861	0.7%
Pets at Home Group P.L.C.	3,218,903	16,165,286	1.1%
William Hill P.L.C.	5,240,138	18,610,224	1.3%
Other Securities		138,358,373	9.3%

TOTAL CONSUMER DISCRETIONARY		282,384,465	19.1%

CONSUMER STAPLES — (6.4%)
Britvic P.L.C.	1,585,438	15,149,864	1.0%
Cranswick P.L.C.	379,748	15,829,814	1.1%
Fevertree Drinks P.L.C.	610,255	15,921,225	1.1%
Tate & Lyle P.L.C.	2,442,033	18,825,087	1.3%
Other Securities		31,238,431	2.1%

TOTAL CONSUMER STAPLES		96,964,421	6.6%

ENERGY — (1.8%)
Other Securities		27,319,053	1.9%

FINANCIALS — (14.4%)
Beazley P.L.C.	2,964,842	11,302,783	0.8%
Close Brothers Group P.L.C.	1,007,674	14,051,166	1.0%
* Hiscox, Ltd.	1,268,750	13,560,668	0.9%
IG Group Holdings P.L.C.	2,561,656	25,279,706	1.7%
Lancashire Holdings, Ltd.	1,430,682	11,806,704	0.8%
Man Group P.L.C.	10,338,145	14,426,511	1.0%
Quilter P.L.C.	10,292,590	16,341,140	1.1%
Other Securities		109,440,649	7.3%

TOTAL FINANCIALS		216,209,327	14.6%

HEALTH CARE — (3.6%)
Other Securities		54,517,955	3.7%

INDUSTRIALS — (29.8%)
Avon Rubber P.L.C.	210,277	10,711,700	0.7%
* Balfour Beatty P.L.C.	4,677,048	12,925,786	0.9%
Bodycote P.L.C.	1,288,277	10,863,830	0.7%
Diploma P.L.C.	775,767	22,338,566	1.5%
Electrocomponents P.L.C.	2,625,523	23,051,598	1.6%
* G4S P.L.C.	9,287,044	24,489,186	1.7%
* Grafton Group P.L.C.	1,582,491	13,757,361	0.9%
* Hays P.L.C.	9,080,700	12,539,176	0.9%
* Howden Joinery Group P.L.C.	1,721,333	14,211,059	1.0%
IMI P.L.C.	1,740,984	23,344,076	1.6%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
QinetiQ Group P.L.C.	3,957,841	$12,122,109	0.8%
Rotork P.L.C.	5,397,898	19,667,000	1.3%
Royal Mail P.L.C.	5,277,907	15,535,071	1.1%
Signature Aviation P.L.C.	5,602,723	17,156,548	1.2%
* Travis Perkins P.L.C.	1,545,039	21,219,992	1.4%
Ultra Electronics Holdings P.L.C.	588,864	14,367,628	1.0%
* Weir Group P.L.C (The)	852,580	15,839,014	1.1%
Other Securities		162,848,813	10.9%

TOTAL INDUSTRIALS		446,988,513	30.3%

INFORMATION TECHNOLOGY — (7.9%)
Computacenter P.L.C.	542,204	16,015,027	1.1%
* Renishaw P.L.C.	149,386	10,838,164	0.7%
Softcat P.L.C.	810,023	11,808,219	0.8%
Spectris P.L.C.	668,518	21,456,266	1.5%
Spirent Communications P.L.C.	4,124,361	15,483,840	1.0%
Other Securities		42,857,076	2.9%

TOTAL INFORMATION TECHNOLOGY		118,458,592	8.0%

MATERIALS — (7.1%)
Centamin P.L.C.	8,142,932	13,095,860	0.9%
# KAZ Minerals P.L.C.	1,557,504	12,707,831	0.9%
* Marshalls P.L.C.	1,446,763	12,534,531	0.8%
Synthomer P.L.C.	2,272,816	11,106,463	0.8%
Victrex P.L.C.	601,744	14,378,852	1.0%
Other Securities		42,534,863	2.8%

TOTAL MATERIALS		106,358,400	7.2%

REAL ESTATE — (4.2%)
Grainger P.L.C.	4,445,647	16,105,781	1.1%
* IWG P.L.C.	4,189,134	13,741,153	0.9%
St. Modwen Properties P.L.C.	2,715,246	11,661,984	0.8%
Other Securities		21,024,004	1.4%

TOTAL REAL ESTATE		62,532,922	4.2%

UTILITIES — (1.5%)
Other Securities		21,934,035	1.5%

TOTAL COMMON STOCKS		1,469,846,300	99.6%

PREFERRED STOCKS — (0.0%)

CONSUMER STAPLES — (0.0%)
Other Security		11,081	0.0%

TOTAL PREFERRED STOCKS		11,081	0.0%

TOTAL INVESTMENT SECURITIES (Cost $1,646,994,406)		1,469,857,381

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (2.1%)
@§ The DFA Short Term Investment Fund	2,700,372	$31,246,001	2.1%

TOTAL INVESTMENTS—(100.0%) (Cost $1,678,233,510)		$1,501,103,382	101.7%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	—	$36,178,617	—	$36,178,617
Consumer Discretionary	—	282,384,465	—	282,384,465
Consumer Staples	—	96,964,421	—	96,964,421
Energy	—	27,319,053	—	27,319,053
Financials	—	216,209,327	—	216,209,327
Health Care	—	54,517,955	—	54,517,955
Industrials	—	446,988,513	—	446,988,513
Information Technology	—	118,458,592	—	118,458,592
Materials	—	106,358,400	—	106,358,400
Real Estate	—	62,532,922	—	62,532,922
Utilities	—	21,934,035	—	21,934,035
Preferred Stocks
Consumer Staples	—	11,081	—	11,081
Securities Lending Collateral	—	31,246,001	—	31,246,001

TOTAL	—	$1,501,103,382	—	$1,501,103,382

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (92.5%)
	AUSTRIA — (3.1%)
	voestalpine AG	640,995	$17,824,068	0.4%
	Other Securities		133,545,143	2.9%

	TOTAL AUSTRIA		151,369,211	3.3%

	BELGIUM — (3.1%)
*	Ackermans & van Haaren NV	171,330	21,089,598	0.5%
	Other Securities		131,799,418	2.8%

	TOTAL BELGIUM		152,889,016	3.3%

	DENMARK — (5.8%)
	Pandora A.S.	469,106	37,213,911	0.8%
	Royal Unibrew A.S.	345,044	33,644,924	0.7%
	SimCorp A.S.	278,224	33,184,785	0.7%
	Topdanmark A.S.	464,847	18,203,120	0.4%
	Other Securities		161,749,400	3.6%

	TOTAL DENMARK		283,996,140	6.2%

	FINLAND — (6.5%)
	Huhtamaki Oyj	684,659	33,443,893	0.7%
	Metso Outotec Oyj	3,973,290	28,009,583	0.6%
#	Nokian Renkaat Oyj	542,115	16,658,068	0.4%
	Orion Oyj, Class B	515,971	22,083,355	0.5%
	Valmet Oyj	889,683	21,233,990	0.5%
	Other Securities		197,584,214	4.2%

	TOTAL FINLAND		319,013,103	6.9%

	FRANCE — (10.1%)
Ω	Euronext NV	256,149	26,670,617	0.6%
#*	Ingenico Group SA	410,246	58,983,247	1.3%
*	Rexel SA	2,168,743	22,833,968	0.5%
	Rubis SCA	510,543	16,786,552	0.4%
*	SOITEC	131,953	18,718,831	0.4%
	Other Securities		352,308,189	7.6%

	TOTAL FRANCE		496,301,404	10.8%

	GERMANY — (14.0%)
	Aurubis AG	296,684	18,979,902	0.4%
#*	CTS Eventim AG & Co. KGaA	411,788	18,253,469	0.4%
*	Dialog Semiconductor P.L.C.	601,965	22,949,251	0.5%
	GEA Group AG	847,030	28,209,232	0.6%
	Gerresheimer AG	254,880	25,621,653	0.6%
	Grand City Properties SA	803,479	18,237,829	0.4%
	Lanxess AG	597,294	30,293,412	0.7%
	Rheinmetall AG	313,337	22,899,837	0.5%
#	TAG Immobilien AG	954,559	28,130,494	0.6%
	Other Securities		475,069,955	10.3%

	TOTAL GERMANY		688,645,034	15.0%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	IRELAND — (0.5%)
	Other Securities		$25,606,129	0.6%

	ISRAEL — (3.2%)
	Other Securities		157,034,907	3.4%

	ITALY — (7.9%)
#*	Banco BPM SpA	9,217,317	16,697,140	0.4%
	Italgas SpA	3,402,703	19,663,311	0.4%
	Prysmian SpA	614,980	16,735,081	0.4%
	Other Securities		334,298,213	7.2%

	TOTAL ITALY		387,393,745	8.4%

	NETHERLANDS — (6.6%)
	Aalberts NV	714,897	23,984,157	0.5%
#*	Altice Europe NV	3,929,414	19,319,574	0.4%
	ASR Nederland NV	873,857	26,517,609	0.6%
	BE Semiconductor Industries NV	529,783	21,346,926	0.5%
	Corbion NV	416,939	18,936,387	0.4%
	IMCD NV	357,089	41,329,836	0.9%
	SBM Offshore NV	1,312,499	21,210,222	0.5%
*Ω	Signify NV	780,137	27,691,217	0.6%
	Other Securities		121,329,142	2.6%

	TOTAL NETHERLANDS		321,665,070	7.0%

	NORWAY — (2.0%)
	Other Securities		100,529,778	2.2%

	PORTUGAL — (0.7%)
	Other Securities		32,924,492	0.7%

	SPAIN — (5.2%)
	Acciona SA	173,951	17,575,410	0.4%
	Viscofan SA	280,336	18,926,325	0.4%
	Other Securities		216,653,904	4.7%

	TOTAL SPAIN		253,155,639	5.5%

	SWEDEN — (8.6%)
	Other Securities		419,952,966	9.1%

	SWITZERLAND — (15.2%)
	Allreal Holding AG	113,917	24,127,535	0.5%
*	ams AG	1,516,165	32,463,632	0.7%
	Belimo Holding AG	3,028	22,518,341	0.5%
	Bucher Industries AG	54,197	20,894,138	0.5%
	Cembra Money Bank AG	187,433	20,824,503	0.5%
*	Flughafen Zurich AG	126,351	17,051,491	0.4%
	Georg Fischer AG	31,470	31,786,184	0.7%
	Helvetia Holding AG	218,900	17,164,641	0.4%
	PSP Swiss Property AG	326,804	39,519,077	0.9%
	Siegfried Holding AG	30,001	18,993,894	0.4%
*	Sunrise Communications Group AG	271,523	32,543,081	0.7%
Ω	VAT Group AG	205,035	38,467,620	0.8%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWITZERLAND — (Continued)
Other Securities		$427,003,922	9.1%

TOTAL SWITZERLAND		743,358,059	16.1%

TOTAL COMMON STOCKS		4,533,834,693	98.5%

PREFERRED STOCKS — (0.9%)

GERMANY — (0.9%)
Other Securities		43,263,406	1.0%

RIGHTS/WARRANTS — (0.0%)

FRANCE — (0.0%)
Other Security		4,394	0.0%

SPAIN — (0.0%)
Other Security		560,562	0.0%

TOTAL RIGHTS/WARRANTS		564,956	0.0%

TOTAL INVESTMENT SECURITIES (Cost $4,362,167,478)		4,577,663,055

		Value†
SECURITIES LENDING COLLATERAL — (6.6%)
@§ The DFA Short Term Investment Fund	28,037,153	324,417,899	7.0%

TOTAL INVESTMENTS—(100.0%) (Cost $4,686,535,113)		$4,902,080,954	106.5%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	—	$151,369,211	—	$151,369,211
Belgium	—	152,889,016	—	152,889,016
Denmark	—	283,996,140	—	283,996,140
Finland	—	319,013,103	—	319,013,103
France	—	496,301,404	—	496,301,404
Germany	$10,245,361	678,399,673	—	688,645,034
Ireland	—	25,606,129	—	25,606,129
Israel	588,399	156,446,508	—	157,034,907
Italy	—	387,393,745	—	387,393,745
Netherlands	—	321,665,070	—	321,665,070
Norway	82,679	100,447,099	—	100,529,778
Portugal	—	32,924,492	—	32,924,492
Spain	—	253,155,639	—	253,155,639
Sweden	1,529,715	418,423,251	—	419,952,966
Switzerland	32,543,081	710,814,978	—	743,358,059

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Preferred Stocks
Germany	—	$43,263,406	—	$43,263,406
Rights/Warrants
France	—	4,394	—	4,394
Spain	—	560,562	—	560,562
Securities Lending Collateral	—	324,417,899	—	324,417,899

TOTAL	$44,989,235	$4,857,091,719	—	$4,902,080,954

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡

COMMON STOCKS — (86.8%)
COMMUNICATION SERVICES — (1.1%)
	Other Securities		$12,808,291	1.3%

CONSUMER DISCRETIONARY — (5.5%)
*	Aritzia, Inc.	427,638	6,458,062	0.7%
#	BRP, Inc.	133,511	7,211,177	0.7%
#*	Great Canadian Gaming Corp.	428,062	7,309,473	0.8%
	Linamar Corp.	216,634	7,081,296	0.7%
	Other Securities		33,270,140	3.4%

TOTAL CONSUMER DISCRETIONARY			61,330,148	6.3%

CONSUMER STAPLES — (5.2%)
#	Jamieson Wellness, Inc.	275,646	7,973,727	0.8%
#	Maple Leaf Foods, Inc.	355,793	6,478,675	0.7%
#	North West Co., Inc. (The)	319,480	7,877,293	0.8%
#	Premium Brands Holdings Corp.	182,482	13,017,405	1.3%
	Primo Water Corp.	96,682	1,211,426	0.1%
	Primo Water Corp.	813,424	10,196,038	1.1%
	Other Securities		11,076,713	1.2%

TOTAL CONSUMER STAPLES			57,831,277	6.0%

ENERGY — (11.4%)
	ARC Resources, Ltd.	2,215,726	10,909,827	1.1%
#	Cameco Corp.	682,775	6,493,190	0.7%
#	Gibson Energy, Inc.	940,791	13,854,477	1.4%
*	Parex Resources, Inc.	786,291	7,654,578	0.8%
	Tourmaline Oil Corp.	1,090,347	14,125,489	1.5%
	Other Securities		73,459,246	7.5%

TOTAL ENERGY			126,496,807	13.0%

FINANCIALS — (9.1%)
#	Canadian Western Bank	456,902	8,402,086	0.9%
	CI Financial Corp.	672,201	7,835,534	0.8%
	ECN Capital Corp.	2,488,693	9,862,868	1.0%
#	Element Fleet Management Corp.	1,490,738	14,042,454	1.5%
	Genworth MI Canada, Inc.	234,684	7,785,809	0.8%
	iA Financial Corp., Inc.	234,884	8,183,829	0.8%
#	Laurentian Bank of Canada	412,090	8,106,942	0.8%
	Other Securities		37,425,337	3.9%

TOTAL FINANCIALS			101,644,859	10.5%

HEALTH CARE — (0.9%)
	Other Securities		10,336,878	1.1%

INDUSTRIALS — (11.4%)
#	Finning International, Inc.	885,513	13,465,806	1.4%
#	Morneau Shepell, Inc.	401,948	8,034,133	0.8%
#	Richelieu Hardware, Ltd.	361,973	9,731,947	1.0%
#	Stantec, Inc.	507,094	14,562,348	1.5%
#	TFI International, Inc.	481,820	21,452,798	2.2%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
	Other Securities		$59,373,391	6.1%

TOTAL INDUSTRIALS			126,620,423	13.0%

INFORMATION TECHNOLOGY — (5.4%)
#*	BlackBerry, Ltd.	977,994	4,389,705	0.5%
#*	BlackBerry, Ltd.	1,540,551	6,917,074	0.7%
	Enghouse Systems, Ltd.	263,395	13,069,912	1.3%
#*	Kinaxis, Inc.	141,544	21,607,160	2.2%
	Other Securities		13,953,819	1.5%

TOTAL INFORMATION TECHNOLOGY			59,937,670	6.2%

MATERIALS — (25.8%)
#	Alamos Gold, Inc., Class A	2,003,290	18,299,207	1.9%
	Centerra Gold, Inc.	1,270,606	11,100,996	1.1%
*	Eldorado Gold Corp.	664,263	8,326,345	0.9%
*	Eldorado Gold Corp.	74,100	928,473	0.1%
#*	Endeavour Mining Corp.	675,295	16,564,312	1.7%
*	IAMGOLD Corp.	2,197,656	8,049,659	0.8%
*	IAMGOLD Corp.	599,837	2,201,402	0.2%
#*	Ivanhoe Mines, Ltd., Class A	2,965,148	11,662,070	1.2%
*	New Gold, Inc.	3,469,405	7,030,994	0.7%
	Pan American Silver Corp.	274,369	8,719,342	0.9%
#*	Pretium Resources, Inc.	293,903	3,579,739	0.4%
#*	Pretium Resources, Inc.	455,178	5,551,785	0.6%
#*	SSR Mining, Inc.	1,130,996	20,933,991	2.2%
	Stella-Jones, Inc.	207,304	6,746,755	0.7%
*	Teranga Gold Corp.	618,863	6,438,069	0.7%
#	West Fraser Timber Co., Ltd.	221,992	10,295,643	1.1%
	Yamana Gold, Inc.	3,304,447	18,378,708	1.9%
	Other Securities		122,108,748	12.4%

TOTAL MATERIALS			286,916,238	29.5%

REAL ESTATE — (3.7%)
#	Altus Group, Ltd.	261,893	10,715,145	1.1%
#	Colliers International Group, Inc.	165,544	11,724,635	1.2%
	Colliers International Group, Inc.	4,163	295,073	0.0%
	Other Securities		18,263,649	1.9%

TOTAL REAL ESTATE			40,998,502	4.2%

UTILITIES — (7.3%)
#	Boralex, Inc., Class A	549,954	15,995,435	1.6%
#	Capital Power Corp.	771,649	17,004,890	1.8%
#	Innergex Renewable Energy, Inc.	800,557	14,433,219	1.5%
#	Superior Plus Corp.	781,510	6,951,057	0.7%
	TransAlta Corp.	1,784,708	10,582,596	1.1%
	TransAlta Corp.	16,789	99,559	0.0%
#	TransAlta Renewables, Inc.	614,934	7,708,022	0.8%
	Other Securities		8,651,855	0.9%

TOTAL UTILITIES			81,426,633	8.4%

TOTAL COMMON STOCKS			966,347,726	99.5%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.1%)
MATERIALS — (0.1%)
Other Security		$1,351,019	0.1%

TOTAL RIGHTS/WARRANTS		1,351,019	0.1%

TOTAL INVESTMENT SECURITIES (Cost $979,047,177)		967,698,745

		Value†

SECURITIES LENDING COLLATERAL — (13.1%)
@§ The DFA Short Term Investment Fund	12,646,413	146,331,640	15.1%

TOTAL INVESTMENTS—(100.0%) (Cost $1,125,355,991)		$1,114,030,385	114.7%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$12,808,291	—	—	$12,808,291
Consumer Discretionary	60,698,059	$632,089	—	61,330,148
Consumer Staple	57,831,277	—	—	57,831,277
Energy	126,496,807	—	—	126,496,807
Financials	101,644,859	—	—	101,644,859
Health Care	10,336,878	—	—	10,336,878
Industrials	126,620,423	—	—	126,620,423
Information Technology	59,937,670	—	—	59,937,670
Materials	286,883,757	32,481	—	286,916,238
Real Estate	40,998,502	—	—	40,998,502
Utilities	81,426,633	—	—	81,426,633
Rights/Warrants
Materials	—	1,351,019	—	1,351,019
Securities Lending Collateral	—	146,331,640	—	146,331,640

TOTAL	$965,683,156	$148,347,229	—	$1,114,030,385

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (97.8%)
	BRAZIL — (3.5%)
	Vale SA	3,260,013	$34,401,443	0.6%
	Other Securities		167,323,796	2.9%

	TOTAL BRAZIL		201,725,239	3.5%

	CHILE — (0.6%)
	Other Securities		34,802,860	0.6%

	CHINA — (37.9%)
*	Alibaba Group Holding Ltd.	531,400	20,136,789	0.4%
*	Alibaba Group Holding, Ltd., Sponsored ADR	929,746	283,284,309	5.0%
*	Baidu, Inc., Sponsored ADR	256,028	34,064,525	0.6%
	BYD Co., Ltd., Class H	1,095,886	22,153,115	0.4%
	China Construction Bank Corp., Class H	90,026,590	62,038,499	1.1%
	China Mengniu Dairy Co., Ltd.	3,900,000	18,385,826	0.3%
	China Merchants Bank Co., Ltd., Class H	3,814,554	19,869,756	0.4%
	China Mobile, Ltd., Sponsored ADR	985,751	30,292,128	0.5%
	China Overseas Land & Investment, Ltd.	8,252,500	20,728,548	0.4%
	China Pacific Insurance Group Co., Ltd., Class H	4,718,600	14,766,684	0.3%
	China Resources Land, Ltd.	5,456,666	22,315,938	0.4%
	CNOOC, Ltd.	21,810,000	19,955,184	0.4%
	Country Garden Holdings Co., Ltd.	14,905,519	18,421,149	0.3%
	CSPC Pharmaceutical Group, Ltd.	15,713,200	16,686,241	0.3%
	Geely Automobile Holdings, Ltd.	10,164,000	20,885,552	0.4%
	Industrial & Commercial Bank of China, Ltd., Class H	53,639,185	30,459,764	0.5%
*	JD.com, Inc., ADR	375,265	30,591,603	0.5%
	Li Ning Co., Ltd.	2,852,000	14,864,451	0.3%
Ω	Longfor Group Holdings, Ltd.	3,028,500	16,593,483	0.3%
*	Meituan Dianping, Class B	1,349,300	50,300,768	0.9%
	NetEase, Inc., ADR	334,090	28,995,671	0.5%
*	New Oriental Education & Technology Group, Inc., Sponsored ADR	93,806	15,044,606	0.3%
	Ping An Insurance Group Co. of China, Ltd., Class H	5,805,000	60,021,804	1.1%
	Sino Biopharmaceutical, Ltd.	20,119,500	20,380,930	0.4%
#	Sunac China Holdings, Ltd.	5,686,000	21,073,171	0.4%
	Sunny Optical Technology Group Co., Ltd.	983,200	16,324,179	0.3%
	Tencent Holdings, Ltd.	4,259,000	325,411,486	5.7%
*	Vipshop Holdings, Ltd., ADR	978,073	20,930,762	0.4%
	Yum China Holdings, Inc.	495,373	26,368,705	0.5%
	Other Securities		884,618,737	14.9%

	TOTAL CHINA		2,185,964,363	38.2%

	COLOMBIA — (0.2%)
	Other Securities		12,542,296	0.2%

	CZECH REPUBLIC — (0.1%)
	Other Securities		4,863,295	0.1%

	EGYPT — (0.1%)
	Other Securities		4,967,481	0.1%

	GREECE — (0.2%)
	Other Securities		11,392,080	0.2%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡

HONG KONG — (0.3%)
Shenzhou International Group Holdings, Ltd.	1,090,300	$18,970,528	0.3%

HUNGARY — (0.3%)
Other Securities		16,303,330	0.3%

INDIA — (10.2%)
* HDFC Bank, Ltd.	2,413,140	38,500,245	0.7%
Hindustan Unilever, Ltd.	707,479	19,816,710	0.4%
Housing Development Finance Corp., Ltd.	751,775	19,477,620	0.4%
Infosys, Ltd.	2,138,472	30,632,413	0.5%
Infosys, Ltd., Sponsored ADR	1,345,607	19,201,812	0.3%
Reliance Industries, Ltd.	2,124,250	59,176,691	1.0%
Tata Consultancy Services, Ltd.	789,149	28,427,406	0.5%
Other Securities		372,127,710	6.5%

TOTAL INDIA		587,360,607	10.3%

INDONESIA — (1.6%)
Other Securities		93,889,203	1.7%

MALAYSIA — (2.0%)
Other Securities		114,863,184	2.0%

MEXICO — (2.3%)
# America Movil S.A.B. de C.V.	30,206,745	18,356,313	0.3%
* Grupo Financiero Banorte S.A.B. de C.V., Class O	3,719,595	16,588,817	0.3%
Other Securities		97,357,142	1.7%

TOTAL MEXICO		132,302,272	2.3%

PERU — (0.1%)
Other Securities		7,481,034	0.1%

PHILIPPINES — (0.9%)
Other Securities		52,952,150	0.9%

POLAND — (0.6%)
Other Securities		34,538,730	0.6%

QATAR — (0.2%)
Other Securities		12,874,411	0.2%

RUSSIA — (1.1%)
Other Securities		59,468,156	1.0%

SAUDI ARABIA — (1.7%)
Other Securities		99,441,875	1.7%

SOUTH AFRICA — (4.2%)
Gold Fields, Ltd., Sponsored ADR	2,253,137	24,626,787	0.4%
Naspers, Ltd., Class N	149,803	29,245,654	0.5%
Other Securities		186,680,460	3.3%

TOTAL SOUTH AFRICA		240,552,901	4.2%

SOUTH KOREA — (13.5%)
Kia Motors Corp.	342,300	15,351,859	0.3%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (Continued)
LG Electronics, Inc.	320,927	$23,857,535	0.4%
Samsung Electronics Co., Ltd.	4,886,904	245,643,203	4.3%
Samsung Electronics Co., Ltd., GDR	15,174	19,143,068	0.3%
SK Hynix, Inc.	649,088	46,048,152	0.8%
Other Securities		426,339,230	7.5%

TOTAL SOUTH KOREA		776,383,047	13.6%

TAIWAN — (13.8%)
E.Sun Financial Holding Co., Ltd.	17,382,049	14,778,493	0.3%
Hon Hai Precision Industry Co., Ltd.	6,081,322	16,493,336	0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	18,986,808	287,264,205	5.0%
Other Securities		475,431,205	8.3%

TOTAL TAIWAN		793,967,239	13.9%

THAILAND — (1.8%)
Other Securities		102,358,960	1.8%

TURKEY — (0.4%)
Other Securities		23,041,102	0.4%

UNITED ARAB EMIRATES — (0.2%)
Other Securities		10,706,415	0.2%

TOTAL COMMON STOCKS		5,633,712,758	98.4%

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
Other Securities		39,615,119	0.7%

CHILE — (0.0%)
Other Security		898,604	0.0%

COLOMBIA — (0.0%)
Other Securities		2,129,608	0.1%

SOUTH KOREA — (0.0%)
Other Security		34,939	0.0%

TOTAL PREFERRED STOCKS		42,678,270	0.8%

RIGHTS/WARRANTS — (0.0%)

SOUTH KOREA — (0.0%)
Other Securities		542,505	0.0%

THAILAND — (0.0%)
Other Security		19,192	0.0%

TOTAL RIGHTS/WARRANTS		561,697	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,825,169,035)		5,676,952,725

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

SECURITIES LENDING COLLATERAL — (1.5%)
@§ The DFA Short Term Investment Fund	7,504,709	$86,836,989	1.5%

TOTAL INVESTMENTS—(100.0%) (Cost $3,911,982,853)		$5,763,789,714	100.7%

As of October 31, 2020, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/18/20	$35,489,791	$35,811,750	$321,959
S&P 500® Emini Index	25	12/18/20	4,365,618	4,080,875	(284,743)

Total Futures Contracts			$39,855,409	$39,892,625	$37,216

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$201,725,239	—	—	$201,725,239
Chile	18,460,290	$16,342,570	—	34,802,860
China	565,124,620	1,620,839,743	—	2,185,964,363
Colombia	12,542,296	—	—	12,542,296
Czech Republic	—	4,863,295	—	4,863,295
Egypt	2,976	4,964,505	—	4,967,481
Greece	16,925	11,375,155	—	11,392,080
Hong Kong	—	18,970,528	—	18,970,528
Hungary	—	16,303,330	—	16,303,330
India	37,978,024	549,382,583	—	587,360,607
Indonesia	1,480,028	92,409,175	—	93,889,203
Malaysia	—	114,863,184	—	114,863,184
Mexico	132,302,272	—	—	132,302,272
Peru	7,481,034	—	—	7,481,034
Philippines	2,416,364	50,535,786	—	52,952,150
Poland	—	34,538,730	—	34,538,730
Qatar	—	12,874,411	—	12,874,411
Russia	11,010,692	48,457,464	—	59,468,156
Saudi Arabia	—	99,441,875	—	99,441,875
South Africa	44,310,917	196,241,984	—	240,552,901
South Korea	11,623,692	764,759,355	—	776,383,047
Taiwan	6,455,067	787,512,172	—	793,967,239
Thailand	102,358,960	—	—	102,358,960
Turkey	—	23,041,102	—	23,041,102
United Arab Emirates	—	10,706,415	—	10,706,415
Preferred Stocks
Brazil	39,615,119	—	—	39,615,119
Chile	—	898,604	—	898,604
Colombia	2,129,608	—	—	2,129,608
South Korea	—	34,939	—	34,939

THE EMERGING MARKETS SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Rights/Warrants
South Korea	—	$542,505	—	$542,505
Thailand	—	19,192	—	19,192
Securities Lending Collateral	—	86,836,989	—	86,836,989
Futures Contracts**	$37,216	—	—	37,216

TOTAL	$1,197,071,339	$4,566,755,591	—	$5,763,826,930

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (96.8%)
BRAZIL — (4.1%)
	Cia Siderurgica Nacional SA	2,655,451	$9,505,653	0.2%
	Transmissora Alianca de Energia Eletrica SA	1,819,323	8,925,477	0.2%
*	Via Varejo SA	3,476,519	10,396,930	0.2%
	Other Securities		174,253,501	3.5%

TOTAL BRAZIL			203,081,561	4.1%

CHILE — (0.9%)
	Other Securities		46,095,554	0.9%

CHINA — (25.7%)
*	51job, Inc., ADR	134,562	9,432,796	0.2%
	AAC Technologies Holdings, Inc.	1,838,000	9,661,225	0.2%
Ω	A-Living Services Co., Ltd., Class H	2,091,000	8,805,784	0.2%
	AviChina Industry & Technology Co., Ltd., Class H	15,708,000	8,103,387	0.2%
#*	Baozun, Inc., Sponsored ADR	283,293	10,365,691	0.2%
	China Communications Services Corp., Ltd., Class H	15,760,000	9,182,659	0.2%
	China Everbright, Ltd.	6,592,000	8,721,824	0.2%
	China Lesso Group Holdings, Ltd.	7,027,000	11,392,353	0.3%
	China Longyuan Power Group Corp., Ltd., Class H	13,255,000	9,085,111	0.2%
	China Medical System Holdings, Ltd.	8,971,500	9,434,232	0.2%
	China Meidong Auto Holdings, Ltd.	2,816,000	11,531,433	0.3%
	China Taiping Insurance Holdings Co., Ltd.	5,606,600	8,466,786	0.2%
#	Chinasoft International, Ltd.	13,960,000	10,134,099	0.2%
	Far East Horizon, Ltd.	13,190,000	13,009,803	0.3%
	Greentown China Holdings, Ltd.	5,068,148	8,236,836	0.2%
	Greentown Service Group Co., Ltd.	7,644,000	8,391,637	0.2%
	Haitian International Holdings, Ltd.	4,178,000	10,355,412	0.2%
	Hopson Development Holdings, Ltd.	4,368,000	11,174,533	0.2%
#*Ω	Hua Hong Semiconductor, Ltd.	2,940,000	10,831,253	0.2%
#*	JinkoSolar Holding Co., Ltd., ADR	245,329	14,302,681	0.3%
	JOYY, Inc., ADR	129,276	11,813,241	0.3%
	Kingboard Holdings, Ltd.	4,656,921	15,773,212	0.3%
	Kingboard Laminates Holdings, Ltd.	7,133,000	11,400,647	0.3%
	KWG Group Holdings, Ltd.	7,630,450	10,118,660	0.2%
	Minth Group, Ltd.	4,765,000	19,717,546	0.4%
	Nine Dragons Paper Holdings, Ltd.	10,794,000	14,397,393	0.3%
	Shenzhen International Holdings, Ltd.	7,166,552	11,159,477	0.2%
*	SINA Corp.	269,727	11,557,802	0.3%
Ω	Yadea Group Holdings, Ltd.	6,576,000	9,415,748	0.2%
	Yuexiu Property Co., Ltd.	49,556,284	9,621,398	0.2%
	Other Securities		953,354,290	19.0%

TOTAL CHINA			1,278,948,949	26.1%

COLOMBIA — (0.2%)
	Other Securities		7,789,489	0.2%

GREECE — (0.4%)
	Other Securities		19,440,598	0.4%

HONG KONG — (0.3%)
	Other Securities		15,768,756	0.3%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HUNGARY — (0.1%)
Other Securities		$4,787,201	0.1%

INDIA — (11.9%)
* Adani Green Energy, Ltd.	797,969	9,216,821	0.2%
Apollo Hospitals Enterprise, Ltd.	394,040	11,280,248	0.2%
* Crompton Greaves Consumer Electricals, Ltd.	2,653,591	10,680,053	0.2%
Ipca Laboratories, Ltd.	297,184	9,360,780	0.2%
Jubilant Foodworks, Ltd.	334,741	9,840,938	0.2%
Mphasis, Ltd.	542,471	10,152,916	0.2%
PI Industries, Ltd.	382,902	11,353,576	0.2%
Tata Consumer Products, Ltd.	2,082,187	13,867,642	0.3%
Other Securities		505,418,376	10.4%

TOTAL INDIA		591,171,350	12.1%

INDONESIA — (1.7%)
Other Securities		83,714,683	1.7%

MALAYSIA — (2.2%)
Other Securities		107,591,478	2.2%

MEXICO — (2.5%)
#* Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	1,882,745	8,503,263	0.2%
Megacable Holdings S.A.B. de C.V.	2,955,539	9,363,422	0.2%
Other Securities		105,017,997	2.1%

TOTAL MEXICO		122,884,682	2.5%

PHILIPPINES — (1.1%)
Other Securities		55,570,858	1.1%

POLAND — (0.9%)
Other Securities		45,068,775	0.9%

QATAR — (0.4%)
Other Securities		18,794,492	0.4%

RUSSIA — (0.3%)
Other Securities		16,905,276	0.3%

SAUDI ARABIA — (1.1%)
Other Securities		55,924,923	1.1%

SOUTH AFRICA — (3.8%)
Gold Fields, Ltd., Sponsored ADR	1,266,996	13,848,266	0.3%
#* Harmony Gold Mining Co., Ltd., Sponsored ADR	1,937,941	9,515,290	0.2%
# Impala Platinum Holdings, Ltd.	1,297,780	11,550,658	0.2%
* Northam Platinum, Ltd.	1,057,434	10,159,750	0.2%
Sibanye Stillwater, Ltd.	3,593,907	10,597,423	0.2%
SPAR Group, Ltd. (The)	830,715	8,806,484	0.2%
Other Securities		122,568,067	2.5%

TOTAL SOUTH AFRICA		187,045,938	3.8%

SOUTH KOREA — (15.1%)
Seegene, Inc.	65,372	14,970,889	0.3%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (Continued)
Other Securities		$734,033,610	15.0%

TOTAL SOUTH KOREA		749,004,499	15.3%

TAIWAN — (19.7%)
Other Securities		980,232,112	20.0%

THAILAND — (3.0%)
Other Securities		150,837,256	3.1%

TURKEY — (1.2%)
Other Securities		60,971,820	1.2%

UNITED ARAB EMIRATES — (0.2%)
Other Securities		9,004,400	0.2%

UNITED STATES — (0.0%)
Other Security		23,524	0.0%

TOTAL COMMON STOCKS		4,810,658,174	98.0%

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
Other Securities		35,939,297	0.8%

CHILE — (0.0%)
Other Security		799,564	0.0%

COLOMBIA — (0.0%)
Other Security		19,862	0.0%

TOTAL PREFERRED STOCKS		36,758,723	0.8%

RIGHTS/WARRANTS — (0.0%)

BRAZIL — (0.0%)
Other Securities		15,562	0.0%

MALAYSIA — (0.0%)
Other Securities		230,564	0.0%

SOUTH KOREA — (0.0%)
Other Security		1,824	0.0%

TAIWAN — (0.0%)
Other Securities		58,128	0.0%

THAILAND — (0.0%)
Other Securities		56,475	0.0%

TOTAL RIGHTS/WARRANTS		362,553	0.0%

TOTAL INVESTMENT SECURITIES (Cost $4,637,948,288)		4,847,779,450

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

SECURITIES LENDING COLLATERAL — (2.5%)
@§ The DFA Short Term Investment Fund	10,596,378	$122,610,691	2.5%

TOTAL INVESTMENTS—(100.0%) (Cost $4,760,537,239)		$4,970,390,141	101.3%

As of October 31, 2020, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	282	12/18/20	$15,350,175	$15,536,790	$186,615
S&P 500® Emini Index	53	12/18/20	8,592,769	8,651,455	58,686

Total Futures Contracts			$23,942,944	$24,188,245	$245,301

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$203,081,561	—	—	$203,081,561
Chile	92,526	$46,003,028	—	46,095,554
China	101,370,733	1,177,578,216	—	1,278,948,949
Colombia	7,789,489	—	—	7,789,489
Greece	—	19,440,598	—	19,440,598
Hong Kong	4,820,053	10,948,703	—	15,768,756
Hungary	—	4,787,201	—	4,787,201
India	1,522,030	589,649,320	—	591,171,350
Indonesia	838,960	82,875,723	—	83,714,683
Malaysia	—	107,591,478	—	107,591,478
Mexico	122,868,785	15,897	—	122,884,682
Philippines	—	55,570,858	—	55,570,858
Poland	—	45,068,775	—	45,068,775
Qatar	—	18,794,492	—	18,794,492
Russia	16,905,276	—	—	16,905,276
Saudi Arabia	638,560	55,286,363	—	55,924,923
South Africa	23,596,920	163,449,018	—	187,045,938
South Korea	5,519,634	743,484,865	—	749,004,499
Taiwan	69,564	980,162,548	—	980,232,112
Thailand	150,837,256	—	—	150,837,256
Turkey	—	60,971,820	—	60,971,820
United Arab Emirates	—	9,004,400	—	9,004,400
United States	—	23,524	—	23,524
Preferred Stocks
Brazil	35,939,297	—	—	35,939,297
Chile	—	799,564	—	799,564
Colombia	19,862	—	—	19,862
Rights/Warrants
Brazil	—	15,562	—	15,562
Malaysia	—	230,564	—	230,564

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
South Korea	—	$1,824	—	$1,824
Taiwan	—	58,128	—	58,128
Thailand	—	56,475	—	56,475
Securities Lending Collateral	—	122,610,691	—	122,610,691
Futures Contracts**	$245,301	—	—	245,301

TOTAL	$676,155,807	$4,294,479,635	—	$4,970,635,442

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

	The DFA International Value Series*	The Japanese Small Company Series*	The Asia Pacific Small Company Series*	The United Kingdom Small Company Series*
ASSETS:
Investment Securities at Value (including $255,131, $123,065, $117,829 and $29,285 of securities on loan, respectively)	$9,327,415	$2,919,304	$1,517,150	$1,469,857
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $263,894, $57,829, $42,042 and $31,239, respectively)	264,011	57,849	42,048	31,246
Segregated Cash for Futures Contracts	6,312	—	—	—
Foreign Currencies at Value	78,986	903	5,766	47
Cash	3,081	1,309	201	608
Receivables:
Investment Securities Sold	15,422	2,619	2,354	2,741
Dividends, Interest and Tax Reclaims	59,766	19,483	3,861	2,834
Securities Lending Income	100	261	281	28
Unrealized Gain on Foreign Currency Contracts	18	5	1	1
Prepaid Expenses and Other Assets	1	—	—	1

Total Assets	9,755,112	3,001,733	1,571,662	1,507,363

LIABILITIES:
Payables:
Upon Return of Securities Loaned	263,837	57,878	42,044	31,244
Investment Securities Purchased	5,880	—	2,257	—
Due to Advisor	1,689	259	134	131
Futures Margin Variation	989	—	—	—
Unrealized Loss on Foreign Currency Contracts	5	—	—	—
Accrued Expenses and Other Liabilities	1,162	443	213	206

Total Liabilities	273,562	58,580	44,648	31,581

NET ASSETS	$9,481,550	$2,943,153	$1,527,014	$1,475,782

Investment Securities at Cost	$11,119,511	$2,621,667	$1,623,607	$1,646,994

Foreign Currencies at Cost	$79,598	$905	$5,771	$47

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

	The Continental Small Company Series*	The Canadian Small Company Series*	The Emerging Markets Series*	The Emerging Markets Small Cap Series*
ASSETS:
Investment Securities at Value (including $311,792, $168,651, $143,862 and $408,590 of securities on loan, respectively)	$4,577,663	$967,699	$5,676,953	$4,847,779
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $324,368, $146,309, $86,814 and $122,589, respectively)	324,418	146,332	86,837	122,611
Segregated Cash for Futures Contracts	—	—	3,400	1,981
Foreign Currencies at Value	—	1,204	21,390	27,927
Cash	1,156	2	13,853	729
Receivables:
Investment Securities Sold	6,885	1,592	23,006	28,920
Dividends, Interest and Tax Reclaims	16,682	383	5,438	4,757
Securities Lending Income	914	197	188	1,347
Futures Margin Variation	—	—	—	408
Unrealized Gain on Foreign Currency Contracts	13	—	11	40

Total Assets	4,927,731	1,117,409	5,831,076	5,036,499

LIABILITIES:
Payables:
Due to Custodian	253	—	—	—
Upon Return of Securities Loaned	324,448	146,315	86,841	122,565
Investment Securities Purchased	104	—	5,592	5,049
Due to Advisor	420	86	496	858
Futures Margin Variation	—	—	495	—
Unrealized Loss on Foreign Currency Contracts	—	—	3	—
Deferred Taxes Payable	—	—	12,536	—
Accrued Expenses and Other Liabilities	561	125	788	1,073

Total Liabilities	325,786	146,526	106,751	129,545

NET ASSETS	$4,601,945	$970,883	$5,724,325	$4,906,954

Investment Securities at Cost	$4,362,167	$979,047	$3,825,169	$4,637,948

Foreign Currencies at Cost	$(249)	$1,203	$20,836	$27,823

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	The DFA International Value Series#	The Japanese Small Company Series#	The Asia Pacific Small Company Series#	The United Kingdom Small Company Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $33,423, $7,633, $703 and $419, respectively)	$314,389	$68,798	$60,440	$43,863
Income from Securities Lending	5,774	4,338	4,128	613

Total Investment Income	320,163	73,136	64,568	44,476

Expenses
Investment Management Fees	21,518	3,240	1,488	1,781
Accounting & Transfer Agent Fees	491	151	79	89
Custodian Fees	610	465	208	65
Shareholders’ Reports	44	31	29	29
Directors’/Trustees’ Fees & Expenses	87	29	12	13
Professional Fees	215	57	28	34
Other	428	138	58	73

Total Expenses	23,393	4,111	1,902	2,084

Fees Paid Indirectly (Note C)	815	55	33	15

Net Expenses	22,578	4,056	1,869	2,069

Net Investment Income (Loss)	297,585	69,080	62,699	42,407

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(566,996)	(64,936)	(77,003)	(34,350)
Affiliated Investment Companies Shares Sold	72	(9)	(11)	(1)
Futures	40,717	—	608	(394)
Foreign Currency Transactions	3,123	228	(267)	(444)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,004,930)	(116,647)	(1,299)	(329,338)
Affiliated Investment Companies Shares	85	9	1	4
Futures	(3,281)	—	—	—
Translation of Foreign Currency-Denominated Amounts	1,379	182	1	(381)

Net Realized and Unrealized Gain (Loss)	(2,529,831)	(181,173)	(77,970)	(364,904)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,232,246)	$(112,093)	$(15,271)	$(322,497)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	The Continental Small Company Series#	The Canadian Small Company Series#	The Emerging Markets Series#	The Emerging Markets Small Cap Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $14,486, $3,388, $19,423 and $15,959, respectively)	$103,850	$19,653	$142,518	$135,751
Income from Securities Lending	11,592	2,427	3,313	23,661

Total Investment Income	115,442	22,080	145,831	159,412

Expenses
Investment Management Fees	5,081	1,004	5,796	10,989
Accounting & Transfer Agent Fees	234	52	264	252
Custodian Fees	545	60	1,438	2,540
Shareholders’ Reports	35	28	37	37
Directors’/Trustees’ Fees & Expenses	39	8	50	43
Professional Fees	111	17	311	195
Other	208	35	556	477

Total Expenses	6,253	1,204	8,452	14,533

Fees Paid Indirectly (Note C)	87	6	456	276

Net Expenses	6,166	1,198	7,996	14,257

Net Investment Income (Loss)	109,276	20,882	137,835	145,155

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	92,887	(221,703)	52,822	(389,082)
Affiliated Investment Companies Shares Sold	(26)	(8)	(9)	(5)
Futures	(260)	—	20,410	16,698
Foreign Currency Transactions	1,299	(151)	(3,976)	(4,808)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(384,869)	206,814	21,823	127,570
Affiliated Investment Companies Shares	(9)	3	3	(2)
Futures	—	—	(366)	(512)
Translation of Foreign Currency-Denominated Amounts	825	(2)	(16)	(103)

Net Realized and Unrealized Gain (Loss)	(290,153)	(15,047)	90,691	(250,244)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(180,877)	$5,835	$228,526	$(105,089)

**	Net of foreign capital gain taxes withheld of $0, $0, $163 and $163, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International Value Series		The Japanese Small Company Series		The Asia Pacific Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$297,585	$472,464	$69,080	$81,603	$62,699	$68,215
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(566,996)	(46,440)	(64,936)	63,546	(77,003)	28,597
Affiliated Investment Companies Shares Sold	72	14	(9)	—	(11)	3
Futures	40,717	3,070	—	—	608	(97)
Foreign Currency Transactions	3,123	928	228	893	(267)	(572)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,004,930)	(6,446)	(116,647)	2,479	(1,299)	(10,141)
Affiliated Investment Companies Shares	85	(10)	9	10	1	4
Futures	(3,281)	7,836	—	—	—	—
Translation of Foreign Currency-Denominated Amounts	1,379	652	182	9	1	16

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,232,246)	432,068	(112,093)	148,540	(15,271)	86,025

Transactions in Interest:
Contributions	1,038,679	903,879	71,736	105,276	82,954	84,771
Withdrawals	(1,745,733)	(1,068,437)	(764,667)	(339,736)	(182,512)	(259,324)

Net Increase (Decrease) from Transactions in Interest	(707,054)	(164,558)	(692,931)	(234,460)	(99,558)	(174,553)

Total Increase (Decrease) in Net Assets	(2,939,300)	267,510	(805,024)	(85,920)	(114,829)	(88,528)
Net Assets
Beginning of Year	12,420,850	12,153,340	3,748,177	3,834,097	1,641,843	1,730,371

End of Year	$9,481,550	$12,420,850	$2,943,153	$3,748,177	$1,527,014	$1,641,843

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The United Kingdom Small Company Series		The Continental Small Company Series		The Canadian Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$42,407	$76,252	$109,276	$146,906	$20,882	$26,482
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(34,350)	45,398	92,887	271,616	(221,703)	(81,417)
Affiliated Investment Companies Shares Sold	(1)	2	(26)	7	(8)	(6)
Futures	(394)	—	(260)	—	—	—
Foreign Currency Transactions	(444)	(1,016)	1,299	(101)	(151)	172
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(329,338)	105,943	(384,869)	20,336	206,814	60,948
Affiliated Investment Companies Shares	4	1	(9)	46	3	16
Translation of Foreign Currency-Denominated Amounts	(381)	552	825	63	(2)	6

Net Increase (Decrease) in Net Assets Resulting from Operations	(322,497)	227,132	(180,877)	438,873	5,835	6,201

Transactions in Interest:
Contributions	5,810	92,887	135,156	223,410	6,817	99,460
Withdrawals	(484,982)	(231,393)	(959,829)	(477,048)	(190,384)	(103,857)

Net Increase (Decrease) from Transactions in Interest	(479,172)	(138,506)	(824,673)	(253,638)	(183,567)	(4,397)

Total Increase (Decrease) in Net Assets	(801,669)	88,626	(1,005,550)	185,235	(177,732)	1,804
Net Assets
Beginning of Year	2,277,451	2,188,825	5,607,495	5,422,260	1,148,615	1,146,811

End of Year	$1,475,782	$2,277,451	$4,601,945	$5,607,495	$970,883	$1,148,615

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Emerging Markets Series		The Emerging Markets Small Cap Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$137,835	$177,871	$145,155	$192,591
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	52,822	(58,802)	(389,082)	60,673
Affiliated Investment Companies Shares Sold	(9)	(6)	(5)	3
Futures	20,410	1,845	16,698	(614)
Foreign Currency Transactions	(3,976)	(438)	(4,808)	(2,493)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	21,823	502,945	127,570	564,555
Affiliated Investment Companies Shares	3	9	(2)	19
Futures	(366)	3,110	(512)	3,854
Translation of Foreign Currency-Denominated Amounts	(16)	21	(103)	42

Net Increase (Decrease) in Net Assets Resulting from Operations	228,526	626,555	(105,089)	818,630

Transactions in Interest:
Contributions	607,207	437,177	184,927	324,046
Withdrawals	(1,145,570)	(499,219)	(1,603,251)	(1,018,611)

Net Increase (Decrease) from Transactions in Interest	(538,363)	(62,042)	(1,418,324)	(694,565)

Total Increase (Decrease) in Net Assets	(309,837)	564,513	(1,523,413)	124,065
Net Assets
Beginning of Year	6,034,162	5,469,649	6,430,367	6,306,302

End of Year	$5,724,325	$6,034,162	$4,906,954	$6,430,367

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $163 and $163, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series					The Japanese Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	(18.68%)	3.60%	(8.10%)	26.53%	(0.10%)	(1.93%)	4.47%	(7.46%)	27.10%	14.53%

Net Assets, End of Year (thousands)	$9,481,550	$12,420,850	$12,153,340	$12,732,150	$9,729,540	$2,943,153	$3,748,177	$3,834,097	$3,989,049	$3,132,594
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.22%	0.22%	0.22%	0.13%	0.12%	0.12%	0.13%	0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.22%	0.22%	0.22%	0.22%	0.22%	0.13%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	2.77%	3.92%	3.21%	3.33%	3.72%	2.13%	2.32%	1.90%	1.90%	1.99%
Portfolio Turnover Rate	12%	16%	20%	17%	17%	5%	12%	17%	13%	10%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Asia Pacific Small Company Series					The United Kingdom Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	0.14%	5.27%	(8.14%)	16.21%	16.69%	(14.87%)	10.67%	(8.90%)	29.87%	(15.82%)

Net Assets, End of Year (thousands)	$1,527,014	$1,641,843	$1,730,371	$1,815,705	$1,555,736	$1,475,782	$2,277,451	$2,188,825	$2,329,912	$1,683,465
Ratio of Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%	0.12%	0.11%	0.11%	0.12%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.13%	0.13%	0.13%	0.13%	0.13%	0.12%	0.12%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	4.21%	4.11%	3.96%	3.82%	4.00%	2.38%	3.43%	3.23%	3.40%	4.36%
Portfolio Turnover Rate	18%	18%	18%	14%	10%	9%	18%	14%	9%	15%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Continental Small Company Series					The Canadian Small Company Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	(2.23%)	8.43%	(10.78%)	34.27%	6.10%	6.02%	1.00%	(10.44%)	12.10%	20.77%

Net Assets, End of Year (thousands)	$4,601,945	$5,607,495	$5,422,260	$5,751,059	$4,147,925	$970,883	$1,148,615	$1,146,811	$1,190,222	$933,264
Ratio of Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.13%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.12%	0.13%	0.12%	0.13%	0.13%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.15%	2.74%	2.51%	2.33%	2.49%	2.08%	2.37%	2.11%	2.14%	2.52%
Portfolio Turnover Rate	8%	17%	15%	13%	9%	18%	12%	14%	22%	8%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Series					The Emerging Markets Small Cap Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	2.67%	11.40%	(11.83%)	25.26%	11.44%	1.25%	13.47%	(16.06%)	21.55%	14.45%

Net Assets, End of Year (thousands)	$5,724,325	$6,034,162	$5,469,649	$6,723,207	$4,997,731	$4,906,954	$6,430,367	$6,306,302	$7,253,457	$5,515,647
Ratio of Expenses to Average Net Assets	0.13%	0.14%	0.14%	0.15%	0.15%	0.25%	0.24%	0.24%	0.27%	0.26%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.14%	0.15%	0.14%	0.15%	0.15%	0.26%	0.25%	0.24%	0.27%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.38%	3.04%	2.40%	2.23%	2.45%	2.64%	2.90%	2.77%	2.78%	2.89%
Portfolio Turnover Rate	22%	9%	12%	8%	5%	18%	12%	12%	15%	18%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of eleven portfolios, eight of which, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series are included in this section of the report (collectively, the “Series”). The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The Series will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m.

ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the Series are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series price their shares at the close of the NYSE, the Series will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Series uses fair value pricing, the values assigned to the Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Series enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series do not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i)

the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2020, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The DFA International Value Series	0.20%
The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%
The Emerging Markets Series	0.10%
The Emerging Markets Small Cap Series	0.20%

Earned Income Credit:

Additionally, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Series’ net assets. During the year ended October 31, 2020, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
The DFA International Value Series	$815
The Japanese Small Company Series	55
The Asia Pacific Small Company Series	33
The United Kingdom Small Company Series	15
The Continental Small Company Series	87
The Canadian Small Company Series	6
The Emerging Markets Series	456
The Emerging Markets Small Cap Series	276

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2020, the total related amounts paid by the Trust to the CCO were $63 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

The DFA International Value Series	$418
The Japanese Small Company Series	108
The Asia Pacific Small Company Series	54
The United Kingdom Small Company Series	66
The Continental Small Company Series	139
The Canadian Small Company Series	32
The Emerging Markets Series	179
The Emerging Markets Small Cap Series	155

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
The DFA International Value Series	$1,238,662	$1,565,966
The Japanese Small Company Series	$159,950	$767,401
The Asia Pacific Small Company Series	$265,357	$285,151
The United Kingdom Small Company Series	$166,368	$438,701
The Continental Small Company Series	$391,305	$1,070,561
The Canadian Small Company Series	$184,348	$341,667

	Purchases	Sales
The Emerging Markets Series	$1,257,893	$1,636,494
The Emerging Markets Small Cap Series	$945,108	$2,159,526

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions

The DFA International Value Series
The DFA Short Term Investment Fund	$257,592	$4,172,345	$4,166,083	$72	$85	$264,011	22,817	$3,330	—

Total	$257,592	$4,172,345	$4,166,083	$72	$85	$264,011	22,817	$3,330	—

The Japanese Small Company Series
The DFA Short Term Investment Fund	$91,203	$476,281	$509,635	$(9)	$9	$57,849	5,000	$636	—

Total	$91,203	$476,281	$509,635	$(9)	$9	$57,849	5,000	$636	—

The Asia Pacific Small Company Series
The DFA Short Term Investment Fund	$48,848	$244,129	$250,919	$(11)	$1	$42,048	3,634	$581	—

Total	$48,848	$244,129	$250,919	$(11)	$1	$42,048	3,634	$581	—

The United Kingdom Small Company Series
The DFA Short Term Investment Fund	$18,814	$169,994	$157,565	$(1)	$4	$31,246	2,700	$230	—

Total	$18,814	$169,994	$157,565	$(1)	$4	$31,246	2,700	$230	—

The Continental Small Company Series
The DFA Short Term Investment Fund	$514,886	$1,149,359	$1,339,792	$(26)	$(9)	$324,418	28,037	$3,554	—

Total	$514,886	$1,149,359	$1,339,792	$(26)	$(9)	$324,418	28,037	$3,554	—

The Canadian Small Company Series
The DFA Short Term Investment Fund	$181,292	$677,886	$712,841	$(8)	$3	$146,332	12,646	$1,201	—

Total	$181,292	$677,886	$712,841	$(8)	$3	$146,332	12,646	$1,201	—

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
The Emerging Markets Series
The DFA Short Term Investment Fund	$133,344	$643,133	$689,634	$(9)	$3	$86,837	7,505	$998	—

Total	$133,344	$643,133	$689,634	$(9)	$3	$86,837	7,505	$998	—

The Emerging Markets Small Cap Series
The DFA Short Term Investment Fund	$226,780	$545,784	$649,946	$(5)	$(2)	$122,611	10,596	$1,791	—

Total	$226,780	$545,784	$649,946	$(5)	$(2)	$122,611	10,596	$1,791	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The DFA International Value Series	$11,412,254	$988,071	$(2,808,885)	$(1,820,814)
The Japanese Small Company Series	2,746,556	657,118	(426,516)	230,602
The Asia Pacific Small Company Series	1,697,873	345,260	(483,934)	(138,674)
The United Kingdom Small Company Series	1,697,627	308,178	(504,701)	(196,523)
The Continental Small Company Series	4,718,799	1,262,762	(1,079,467)	183,295
The Canadian Small Company Series	1,151,361	251,770	(289,101)	(37,331)
The Emerging Markets Series	3,937,373	2,325,868	(499,442)	1,826,426
The Emerging Markets Small Cap Series	4,852,942	1,222,216	(1,104,728)	117,488

The difference between GAAP-basis and tax-basis unrealized gains (losses) is can occur as a result of wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in any Series’ financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Series that have significant exposure to certain countries, such as The United Kingdom Small Company Series that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s (UK) exit from the EU (referred to as “Brexit”). Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Series, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Series’ investments.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts: The Series listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, a Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

Futures*
The DFA International Value Series	$109,918
The Asia Pacific Small Company Series	1,427
The United Kingdom Small Company Series	465

Futures*
The Emerging Markets Series	$54,034
The Emerging Markets Small Cap Series	38,684

*	Average Notional Value of contracts

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Equity Contracts*,(1)
The Emerging Markets Series	$322	$322
The Emerging Markets Small Cap Series	245	245

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts (2)
The DFA International Value Series	$(2,236)	$(2,236)
The Emerging Markets Series	(285)	(285)

(1)	Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
(2)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The DFA International Value Series	$40,717	$40,717
The Asia Pacific Small Company Series	608	608	*
The United Kingdom Small Company Series	(394)	(394	)*
The Continental Small Company Series	(260)	(260	)*
The Emerging Markets Series	20,410	20,410
The Emerging Markets Small Cap Series	16,698	16,698

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The DFA International Value Series	$(3,281)	$(3,281)
The Emerging Markets Series	(366)	(366)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The Emerging Markets Small Cap Series	$(512)	$(512)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2020, there were no futures contracts outstanding. During the year ended October 31, 2020, the Series had limited activity in futures contracts.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the following Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
The DFA International Value Series	1.05%	$5,051	27	$4	$26,672	—
The Japanese Small Company Series	1.29%	10,351	25	9	39,665	—
The Asia Pacific Small Company Series	1.18%	120	37	—	1,588	—
The United Kingdom Small Company Series	1.88%	117	12	—	278	—
The Continental Small Company Series	1.22%	5,962	8	1	36,080	—
The Canadian Small Company Series	1.22%	243	19	—	2,070	—

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
The Emerging Markets Series	1.00%	$6,009	9	$1	$23,073	—
The Emerging Markets Small Cap Series	1.18%	9,458	37	10	39,369	—

*	Number of Days Outstanding represents the total single or consecutive days during the year ended October 31, 2020, that each Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2020.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2020, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The DFA International Value Series	$74,530	$141,663	$(89,237)
The Japanese Small Company Series	28,652	26,969	802
The Asia Pacific Small Company Series	30,308	33,449	3,587
The United Kingdom Small Company Series	14,591	13,013	(11,437)
The Continental Small Company Series	24,868	51,077	(2,895)
The Canadian Small Company Series	38,671	17,745	(12,151)
The Emerging Markets Series	1,169	2,421	(1,126)
The Emerging Markets Small Cap Series	3,427	3,807	(751)

J. Securities Lending:

As of October 31, 2020, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. The Series also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
The DFA International Value Series	$9,145
The Japanese Small Company Series	76,030
The Asia Pacific Small Company Series	88,424
The United Kingdom Small Company Series	105
The Continental Small Company Series	12,013
The Canadian Small Company Series	31,442
The Emerging Markets Series	67,242
The Emerging Markets Small Cap Series	321,403

Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The DFA International Value Series
Common Stocks	$263,837	—	—	—	$263,837
The Japanese Small Company Series
Common Stocks	57,878	—	—	—	57,878
The Asia Pacific Small Company Series
Common Stocks	42,044	—	—	—	42,044
The United Kingdom Small Company Series
Common Stocks	31,244	—	—	—	31,244
The Continental Small Company Series
Common Stocks, Rights/Warrants	324,448	—	—	—	324,448
The Canadian Small Company Series
Common Stocks, Rights/Warrants	146,315	—	—	—	146,315
The Emerging Markets Series
Common Stocks	86,841	—	—	—	86,841
The Emerging Markets Small Cap Series
Common Stocks	122,565	—	—	—	122,565

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Trust’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

M. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

On November 12, 2020, President Trump issued an Executive Order titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Beginning January 11, 2021, the Order will prohibit U.S. entities from participating in certain types of transactions involving securities of Chinese companies known to be associated with the Chinese military. Management is currently evaluating the Order’s effect on the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (eight of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020, and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

DIMENSIONAL EMERGING MARKETS VALUE FUND

PERFORMANCE CHARTS

(Unaudited)

Dimensional Emerging Markets Value Fund vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

Dimensional Emerging Markets Value Fund

The Dimensional Emerging Markets Value Fund invests in value stocks of large and small companies in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the value segment of emerging markets. As of October 31, 2020, the Fund held approximately 2,870 securities in 22 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -9.41% for the Fund and 8.25% for the MSCI Emerging Markets Index (net dividends), the Fund’s benchmark. The Fund’s focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. With small-cap stocks underperforming large-cap stocks, the Fund’s inclusion of small-caps also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

DISCLOSURE OF FUND EXPENSES

CONTINUED

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Dimensional Emerging Markets Value Fund
Actual Fund Return Institutional Class Shares	$1,000.00	$1,119.80	0.14%	$0.75
Hypothetical 5% Annual Return Institutional Class Shares	$1,000.00	$1,024.43	0.14%	$0.71

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For the Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; by visiting the SEC’s website at http://www.sec.gov; or by visiting the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Dimensional Emerging Markets Value Fund
Communication Services	6.1%
Consumer Discretionary	8.3%
Consumer Staples	2.5%
Energy	11.8%
Financials	26.8%
Health Care	2.2%
Industrials	9.0%
Information Technology	10.6%
Materials	14.2%
Real Estate	7.0%
Utilities	1.5%

100.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.7%)
BRAZIL — (3.8%)
Petroleo Brasileiro SA	13,010,994	$43,083,137	0.3%
# Petroleo Brasileiro SA, Sponsored ADR	10,919,479	72,177,756	0.6%
# Petroleo Brasileiro SA, Sponsored ADR	7,354,006	48,757,060	0.4%
Vale SA	19,189,949	202,502,886	1.6%
Other Securities		120,277,212	0.9%

TOTAL BRAZIL		486,798,051	3.8%

CHILE — (0.8%)
Other Securities		105,259,000	0.8%

CHINA — (34.1%)
Agricultural Bank of China, Ltd., Class H	168,975,000	57,488,052	0.5%
* Baidu, Inc., Sponsored ADR	850,256	113,126,561	0.9%
Bank of China, Ltd., Class H	429,401,817	135,631,320	1.1%
China Construction Bank Corp., Class H	536,266,101	369,547,974	2.9%
China Merchants Bank Co., Ltd., Class H	9,899,500	51,565,831	0.4%
China Mobile, Ltd.	47,016,500	287,578,277	2.3%
# China Mobile, Ltd., Sponsored ADR	1,828,857	56,200,776	0.5%
China National Building Material Co., Ltd., Class H	39,005,250	44,897,440	0.4%
China Overseas Land & Investment, Ltd.	35,908,000	90,193,360	0.7%
China Resources Land, Ltd.	27,684,000	113,218,297	0.9%
China Shenhua Energy Co., Ltd., Class H	30,249,000	52,410,637	0.4%
CNOOC, Ltd.	135,780,000	124,232,684	1.0%
# CNOOC, Ltd., Sponsored ADR	251,574	23,174,997	0.2%
Industrial & Commercial Bank of China, Ltd., Class H	388,008,996	220,336,358	1.7%
PetroChina Co., Ltd., Class H	176,780,000	49,646,414	0.4%
* Trip.com Group, Ltd., ADR	2,378,359	68,401,605	0.5%
Other Securities		2,553,703,914	19.5%

TOTAL CHINA		4,411,354,497	34.3%

COLOMBIA — (0.1%)
Other Securities		13,754,828	0.1%

CZECH REPUBLIC — (0.2%)
Other Security		21,954,944	0.2%

GREECE — (0.2%)
Other Securities		19,330,083	0.2%

HONG KONG — (0.1%)
Other Securities		11,047,184	0.1%

HUNGARY — (0.2%)
Other Securities		22,221,112	0.2%

INDIA — (11.2%)
* Axis Bank, Ltd.	8,523,857	56,329,366	0.5%
Bharti Airtel, Ltd.	8,859,463	51,682,131	0.4%
#* ICICI Bank, Ltd., Sponsored ADR	5,868,831	61,916,166	0.5%
Reliance Industries, Ltd.	17,062,685	475,326,938	3.7%
Wipro, Ltd.	9,688,471	44,470,377	0.4%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
Other Securities		$765,601,726	5.8%

TOTAL INDIA		1,455,326,704	11.3%

INDONESIA — (1.7%)
Other Securities		222,498,298	1.7%

MALAYSIA — (2.0%)
Other Securities		263,749,256	2.0%

MEXICO — (2.6%)
* Grupo Financiero Banorte S.A.B. de C.V., Class O	13,470,783	60,077,605	0.5%
# Grupo Mexico S.A.B. de C.V., Class B	26,674,348	76,056,128	0.6%
Other Securities		202,392,250	1.5%

TOTAL MEXICO		338,525,983	2.6%

PHILIPPINES — (1.1%)
Other Securities		137,610,706	1.1%

POLAND — (0.6%)
Other Securities		83,612,237	0.6%

QATAR — (0.1%)
Other Securities		18,397,840	0.1%

RUSSIA — (1.2%)
Gazprom PJSC, Sponsored ADR	13,197,152	50,559,042	0.4%
Lukoil PJSC, Sponsored ADR	1,567,520	80,199,247	0.6%
Other Securities		22,795,935	0.2%

TOTAL RUSSIA		153,554,224	1.2%

SAUDI ARABIA — (1.4%)
Other Securities		181,979,535	1.4%

SOUTH AFRICA — (3.6%)
Gold Fields, Ltd., Sponsored ADR	4,043,915	44,199,991	0.4%
# MTN Group, Ltd.	17,362,155	61,991,752	0.5%
# Standard Bank Group, Ltd.	8,692,029	56,836,235	0.5%
Other Securities		309,122,180	2.3%

TOTAL SOUTH AFRICA		472,150,158	3.7%

SOUTH KOREA — (13.3%)
Hana Financial Group, Inc.	2,258,552	61,009,048	0.5%
Hyundai Mobis Co., Ltd.	283,243	56,751,564	0.5%
Hyundai Motor Co.	625,316	91,531,258	0.7%
# KB Financial Group, Inc., ADR	2,791,178	99,728,790	0.8%
Kia Motors Corp.	1,464,704	65,690,709	0.5%
LG Electronics, Inc.	1,110,054	82,520,798	0.7%
# POSCO, Sponsored ADR	1,001,387	46,374,232	0.4%
Samsung Electronics Co., Ltd.	1,859,363	93,462,013	0.7%
Other Securities		1,129,694,320	8.6%

TOTAL SOUTH KOREA		1,726,762,732	13.4%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (16.8%)
Cathay Financial Holding Co., Ltd.	60,483,459	$81,273,650	0.7%
China Steel Corp.	95,778,320	68,037,274	0.5%
CTBC Financial Holding Co., Ltd.	128,423,073	81,100,440	0.6%
E.Sun Financial Holding Co., Ltd.	77,915,310	66,244,829	0.5%
First Financial Holding Co., Ltd.	71,961,241	50,493,024	0.4%
Fubon Financial Holding Co., Ltd.	44,449,471	63,320,705	0.5%
Hon Hai Precision Industry Co., Ltd.	53,136,192	144,112,269	1.1%
Taiwan Cement Corp.	57,812,948	82,046,639	0.7%
# United Microelectronics Corp.	78,777,681	84,666,360	0.7%
Yuanta Financial Holding Co., Ltd.	80,471,994	50,031,701	0.4%
Other Securities		1,403,433,958	10.8%

TOTAL TAIWAN		2,174,760,849	16.9%

THAILAND — (2.0%)
PTT PCL	66,812,900	66,453,835	0.5%
Other Securities		191,493,648	1.5%

TOTAL THAILAND		257,947,483	2.0%

TURKEY — (0.5%)
Other Securities		65,394,133	0.5%

UNITED ARAB EMIRATES — (0.1%)
Other Securities		14,562,437	0.1%

UNITED STATES — (0.0%)
Other Security		98,855	0.0%

TOTAL COMMON STOCKS		12,658,651,129	98.3%

PREFERRED STOCKS — (0.5%)

BRAZIL — (0.5%)
Petroleo Brasileiro SA	13,455,005	44,412,690	0.4%
Other Securities		15,282,263	0.1%

TOTAL BRAZIL		59,694,953	0.5%

COLOMBIA — (0.0%)
Other Securities		4,904,924	0.0%

TOTAL PREFERRED STOCKS		64,599,877	0.5%

RIGHTS/WARRANTS — (0.0%)

MALAYSIA — (0.0%)
Other Securities		405,349	0.0%

SOUTH KOREA — (0.0%)
Other Security		254,155	0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (0.0%)
Other Securities		$2,313	0.0%

TOTAL RIGHTS/WARRANTS		661,817	0.0%

TOTAL INVESTMENT SECURITIES (Cost $13,107,440,251)		12,723,912,823

		Value†

SECURITIES LENDING COLLATERAL — (1.8%)
@§ The DFA Short Term Investment Fund	19,810,381	229,225,917	1.8%

TOTAL INVESTMENTS—(100.0%) (Cost $13,336,594,488)		$12,953,138,740	100.6%

As of October 31, 2020, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/18/20	$35,377,256	$35,811,750	$434,494
S&P 500® Emini Index	341	12/18/20	56,486,741	55,663,135	(823,606)

Total Futures Contracts			$91,863,997	$91,474,885	$(389,112)

Summary of the Fund’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$486,798,051	—	—	$486,798,051
Chile	22,773,370	$82,485,630	—	105,259,000
China	441,920,900	3,969,433,597	—	4,411,354,497
Colombia	13,754,828	—	—	13,754,828
Czech Republic	—	21,954,944	—	21,954,944
Greece	42,454	19,287,629	—	19,330,083
Hong Kong	6,516,246	4,530,938	—	11,047,184
Hungary	—	22,221,112	—	22,221,112
India	74,865,280	1,380,461,424	—	1,455,326,704
Indonesia	923,002	221,575,296	—	222,498,298
Malaysia	—	263,749,256	—	263,749,256
Mexico	338,525,983	—	—	338,525,983
Philippines	—	137,610,706	—	137,610,706
Poland	—	83,612,237	—	83,612,237
Qatar	—	18,397,840	—	18,397,840
Russia	16,978,168	136,576,056	—	153,554,224
Saudi Arabia	—	181,979,535	—	181,979,535
South Africa	96,169,700	375,980,458	—	472,150,158
South Korea	210,985,568	1,515,777,164	—	1,726,762,732
Taiwan	16,381,437	2,158,379,412	—	2,174,760,849
Thailand	257,947,483	—	—	257,947,483
Turkey	—	65,394,133	—	65,394,133

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
United Arab Emirates	—	$14,562,437	—	$14,562,437
United States	—	98,855	—	98,855
Preferred Stocks
Brazil	$59,694,953	—	—	59,694,953
Colombia	4,904,924	—	—	4,904,924
Rights/Warrants
Malaysia	—	405,349	—	405,349
South Korea	—	254,155	—	254,155
Taiwan	—	2,313	—	2,313
Securities Lending Collateral	—	229,225,917	—	229,225,917
Futures Contracts**	(389,112)	—	—	(389,112)

TOTAL	$2,048,793,235	$10,903,956,393	—	$12,952,749,628

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

Dimensional Emerging Markets Value Fund
ASSETS:
Investment Securities at Value (including $458,438 of securities on loan)*	$12,723,913
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $229,154)	229,226
Segregated Cash for Futures Contracts	7,192
Foreign Currencies at Value	70,818
Cash	13,826
Receivables:
Investment Securities Sold	60,270
Dividends, Interest and Tax Reclaims	7,777
Securities Lending Income	880
Unrealized Gain on Foreign Currency Contracts	39

Total Assets	13,113,941

LIABILITIES:
Payables:
Upon Return of Securities Loaned	229,200
Investment Securities Purchased	5,039
Due to Advisor	1,122
Futures Margin Variation	1,090
Unrealized Loss on Foreign Currency Contracts	18
Deferred Taxes Payable	4,533
Accrued Expenses and Other Liabilities	2,684

Total Liabilities	243,686

NET ASSETS	$12,870,255

Investment Securities at Cost	$13,107,440

Foreign Currencies at Cost	$70,646

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

Dimensional Emerging Markets Value Fund#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $71,099)	$493,809
Income from Securities Lending	10,493

Total Investment Income	504,302

Expenses
Investment Management Fees	14,821
Accounting & Transfer Agent Fees	716
Custodian Fees	4,267
Shareholders’ Reports	79
Directors’/Trustees’ Fees & Expenses	122
Professional Fees	516
Other	2,677

Total Expenses	23,198

Fees Paid Indirectly (Note C)	1,109

Net Expenses	22,089

Net Investment Income (Loss)	482,213

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(1,060,455)
Futures	32,312
Foreign Currency Transactions	(13,373)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,145,339)
Affiliated Investment Companies Shares	14
Futures	(3,697)
Translation of Foreign Currency-Denominated Amounts	(40)

Net Realized and Unrealized Gain (Loss)	(2,190,578)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,708,365)

**	Net of foreign capital gain taxes withheld of $370.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Dimensional Emerging Markets Value Fund
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$482,213	$520,823
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(1,060,455)	(179,248)
Affiliated Investment Companies Shares Sold	—	(19)
Futures	32,312	5,514
Foreign Currency Transactions	(13,373)	(3,145)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,145,339)	474,939
Affiliated Investment Companies Shares	14	35
Futures	(3,697)	12,212
Translation of Foreign Currency-Denominated Amounts	(40)	(50)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,708,365)	831,061

Transactions in Interest:
Contributions	916,139	1,538,030
Withdrawals	(3,763,616)	(1,627,901)

Net Increase (Decrease) from Transactions in Interest	(2,847,477)	(89,871)

Total Increase (Decrease) in Net Assets	(4,555,842)	741,190
Net Assets
Beginning of Year	17,426,097	16,684,907

End of Year	$12,870,255	$17,426,097

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $370.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $1.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

FINANCIAL HIGHLIGHTS

	Dimensional Emerging Markets Value Fund
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Total Return	(9.41%)	5.24%	(9.06%)	24.89%	15.80%

Net Assets, End of Year (thousands)	$12,870,255	$17,426,097	$16,684,907	$19,612,211	$16,647,507
Ratio of Expenses to Average Net Assets	0.14%	0.13%	0.14%	0.16%	0.16%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.14%	0.15%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	3.25%	2.95%	2.78%	2.64%	2.72%
Portfolio Turnover Rate	20%	14%	13%	14%	12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Emerging Markets Value Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The Fund consists of one series.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Fund uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities held by the Fund, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note.

Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Fund values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Fund is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The Fund will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the Fund’s shares (at the close of the NYSE), the Fund will fair-value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Fund enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Fund does not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Fund and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses. As of October 31, 2020, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $656 (in thousands).

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Fund are directly charged. The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund’s investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned. The Fund is subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Fund.

For the year ended October 31, 2020, the Fund’s investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

Dimensional Emerging Markets Value Fund	0.10%

Earned Income Credit:

Additionally, the Fund has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Fund’s custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Fund’s net assets. During the year ended October 31, 2020, expenses reduced were the following (amount in thousands):

Fees Paid Indirectly
Dimensional Emerging Markets Value Fund	$1,109

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Fund; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amounts paid by the Fund to the CCO were $12 (in thousands) and are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Fund’s transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
Dimensional Emerging Markets Value Fund	$2,830,349	$5,121,116

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

1. The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
Dimensional Emerging Markets Value Fund
The DFA Short Term Investment Fund	$398,290	$1,877,609	$2,046,687	—	$14	$229,226	19,810	$2,913	—

Total	$398,290	$1,877,609	$2,046,687	—	$14	$229,226	19,810	$2,913	—

E. Federal Income Taxes:

No provision for federal income taxes is required since the Fund is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Dimensional Emerging Markets Value Fund	$13,449,306	$2,557,581	$(3,053,725)	$(496,144)

The difference between GAAP-basis and tax basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark--to-market gains (losses) on foreign currency contracts, and differences in tax treatment of passive foreign investment company instruments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no additional provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Financial Instruments:

In accordance with the Fund’s investment objective and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Fund may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Fund.

2. Futures Contracts: The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. Entering into stock index futures subjects the Fund to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amount in thousands):

Futures*
Dimensional Emerging Markets Value Fund	$119,847

*	Average Notional Value of contracts

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2020	Equity Contracts *,(1)
Dimensional Emerging Markets Value Fund	$434	$434

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts (2)
Dimensional Emerging Markets Value Fund.	$(824)	$(824)

(1)	Presented on Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
(2)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Fund’s derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
Dimensional Emerging Markets Value Fund.	$32,312	$32,312

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
Dimensional Emerging Markets Value Fund.	$(3,697)	$(3,697)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

G. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

For the year ended October 31, 2020, borrowings by the Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
Dimensional Emerging Markets Value Fund	1.06%	$19,685	19	$9	$82,821	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that the Fund’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Fund did not use the interfund lending program during the year ended October 31, 2020.

H. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Fund complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Fund.

For the year ended October 31, 2020, cross trades by the Fund under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Dimensional Emerging Markets Value Fund	$1,000	$5,517	$270

I. Securities Lending:

As of October 31, 2020, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The Fund also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
Dimensional Emerging Markets Value Fund.	$324,063

The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Fund’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Dimensional Emerging Markets Value Fund
Common Stocks.	$229,200	—	—	—	$229,200

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund’s early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

L. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

M. Other:

The Fund is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against the Fund, individually or in aggregate, will not have a material adverse impact on the Fund’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

On November 12, 2020, President Trump issued an Executive Order titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Beginning January 11, 2021, the Order will prohibit U.S. entities from participating in certain types of transactions involving securities of Chinese companies known to be associated with the Chinese military. Management is currently evaluating the Order’s effect on the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of Dimensional Emerging Markets Value Fund (the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2020.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee did not meet during the fiscal year ended October 31, 2020.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2020.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG - Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	132 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017 for the Funds	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Visiting Scholar, Federal Reserve Bank of Richmond (since 1990). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015 to 2016).	132 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since March 2019 for the Funds	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984).	132 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-April 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006 - 2016).	132 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	132 portfolios in 5 investment companies	Formerly, Adviser, Kuapay, Inc. (2013-2014). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980-2014).

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000 for the Funds	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	132 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (19 portfolios) (since 2009).
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since March 2019 for the Funds	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since January 2018). President, Western Finance Association (global association of academic researchers and practitioners in finance) (since June 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016).	132 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Director

The following interested Director is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	DFAIDG - Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of “DEM, DFAIDG, “DIG and DFAITC. Executive Chairman, and formerly, President and Co- Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).	132 portfolios in 5 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since June 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since September 2019)

•  Dimensional ETF Trust (since June 2020)

Vice President (since January 2018) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director (since 2017) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Japan Ltd.

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Ltd.

•  DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•  Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA entities (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President (since 2016) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Randy Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since August 2020)

•  DFA Investment Dimensions Group Inc.

•  Dimensional Investment Group Inc.

•  The DFA Investment Trust Company

•  Dimensional Emerging Markets Value Fund

Chief Compliance Officer (since September 2020)

•  Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

Lisa M. Dallmer 1972	Vice President, Chief Financial Officer, and Treasurer	Since March 2020

Vice President, Chief Financial Officer, and Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investments LLC

•  DFA Securities LLC

Formerly, Interim Chief Financial Officer and Treasurer (April 2020 - September 2020)

•  Dimensional Fund Advisors Canada ULC

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•  all the DFA Entities

Vice President (since June 2020)

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017	Vice President (since 2015) of • all the DFA Entities Assistant Treasurer (since 2017) of • the DFA Fund Complex Vice President and Assistant Treasurer (since June 2020)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional ETF Trust Formerly, Senior Tax Manager (2013 – 2015) for • Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional ETF Trust (since June 2020) • Dimensional Cayman Commodity Fund I Ltd. (since 2010)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  the DFA Fund Complex (since 2017)

•  Dimensional ETF Trust (since June 2020)

General Counsel (since 2001) of

•  all the DFA Entities (since 2001)

•  Dimensional ETF Trust (since June 2020)

Executive Vice President (since 2017) and Secretary (since 2000) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  the DFA Fund Complex

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•  the DFA Fund Complex

Vice President and Secretary of

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Vice President of • DFA Securities LLC (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

•  all the DFA Entities (since 2017)

•  Dimensional Fund Advisors Canada ULC (since 2017)

•  Dimensional ETF Trust (since June 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•  DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

•  Dimensional Cayman Commodity Fund I Ltd.

Director of

•  Dimensional Funds plc (since 2014)

•  Dimensional Fund II plc (since 2014)

•  Dimensional Holdings Inc. (since 2017)

•  Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

•  Dimensional Japan Ltd. (2016 – 2017)

•  DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2007 – 2017) of

•  all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Director (2017 – 2018) of

•  Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer of

•  the DFA Fund Complex (since March 2020)

•  Dimensional ETF Trust (since June 2020)

Vice President (since 2016) of

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Formerly, Accounting Manager (2015-2016)

•  Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors/Trustees and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2019 to October 31, 2020, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
Large Cap International Portfolio	100%	—	—	—	—	100%	—	94%	—	7%	100%	—	—
International Core Equity Portfolio	100%	—	—	—	—	100%	—	100%	—	7%	100%	—	—
Global Small Company Portfolio	100%	—	—	—	—	100%	—	48%	—	4%	53%	—	—
International Small Company Portfolio	47%	—	53%	—	—	100%	—	100%	—	7%	88%	—	—
Japanese Small Company Portfolio	61%	—	39%	—	—	100%	—	90%	—	8%	94%	—	—
Asia Pacific Small Company Portfolio	100%	—	—	—	—	100%	—	28%	—	1%	78%	—	—
United Kingdom Small Company Portfolio	23%	16%	61%	—	—	100%	—	100%	—	—	97%	—	—
Continental Small Company Portfolio	100%	—	—	—	—	100%	—	100%	—	14%	93%	—	—
DFA International Real Estate Securities Portfolio	100%	—	—	—	—	100%	—	—	—	2%	(95%)	—	—
DFA Global Real Estate Securities Portfolio	85%	—	15%	—	—	100%	—	—	—	—	—	—	—
DFA International Small Cap Value Portfolio	52%	—	48%	—	—	100%	—	100%	—	9%	91%	—	—
International Vector Equity Portfolio	100%	—	—	—	—	100%	—	100%	—	9%	92%	—	—
International High Relative Profitability Portfolio	100%	—	—	—	—	100%	—	89%	—	8%	100%	—	—
World ex U.S. Value Portfolio	100%	—	—	—	—	100%	—	100%	—	8%	90%	—	—
World ex U.S. Core Equity Portfolio	100%	—	—	—	—	100%	—	92%	—	8%	97%	—	—
World Core Equity Portfolio	91%	—	9%	—	—	100%	—	57%	—	—	—	—	—
Selectively Hedged Global Equity Portfolio	100%	—	—	—	—	100%	—	55%	—	—	—	—	—
Emerging Markets Portfolio	100%	—	—	—	—	100%	—	92%	—	8%	94%	—	—
Emerging Markets Small Cap Portfolio	76%	—	24%	—	—	100%	—	96%	—	4%	69%	—	—
Emerging Markets Value Portfolio	100%	—	24%	—	—	100%	—	100%	—	8%	94%	—	—
Emerging Markets Core Equity Portfolio	100%	—	—	—	—	100%	—	80%	—	7%	96%	—	—

See accompanying Notes to Financial Statements.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
Emerging Markets Targeted Value Portfolio	67%	33%	—	—	—	100%	—	31%	—	5%	71%	—	—
Dimensional Investment Group Inc.
DFA International Value Portfolio	100%	—	—	—	—	100%	—	100%	—	7%	97%	—	—

(1)

Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income. (6) The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

See accompanying Notes to Financial Statements.

DFA103120-001AI 00253043

Annual Report

Year Ended: October 31, 2020

DFA INVESTMENT DIMENSIONS GROUP INC. / THE DFA INVESTMENT TRUST COMPANY

DFA Investment Dimensions Group Inc.

Tax-Managed U.S. Marketwide Value Portfolio

Tax-Managed U.S. Equity Portfolio

Tax-Managed U.S. Targeted Value Portfolio

Tax-Managed U.S. Small Cap Portfolio

T.A. U.S. Core Equity 2 Portfolio

Tax-Managed DFA International Value Portfolio

T.A. World ex U.S. Core Equity Portfolio

World ex U.S. Targeted Value Portfolio

The DFA Investment Trust Company

The Tax-Managed U.S. Marketwide Value Series

See the inside front cover for important information about access to your fund’s annual and semi-annual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

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December 2020

Dear Fellow Shareholder,

As we come to the end of a year that saw an array of challenges, we want to thank you for the honor of serving you. We recognize that your financial assets play a vital role in your future, and we have tremendous gratitude for the faith you place in us by entrusting those assets with Dimensional.

Since the day our firm was founded nearly 40 years ago, we have focused on bringing the great ideas in finance to life for investors. We believe that a sensible, financial science-based approach offers people the best chance at a successful investment experience. With that as a guiding principle, we continue to innovate in the strategies we offer and how they are executed. We look forward to further work on these efforts—if there’s a better way to do something, we want to pursue it.

We also place great value on helping our clients understand what they can expect from us. We strive to be transparent about what we can deliver, and to then excel in our execution.

That’s how we help clients achieve their financial goals. And at Dimensional, we believe that when investors win, we all win. On behalf of over 1,400 employees, we send our deepest appreciation for letting us serve as the investment manager of your assets.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

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DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

ANNUAL REPORT

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
P.L.C.	Public Limited Company
ADR	American Depositary Receipt
SA	Special Assessment
GDR	Global Depositary Receipt

Investment Footnotes
†	See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
#	Total or Partial Securities on Loan.
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Tax-Managed U.S. Marketwide Value Portfolio vs. Russell 3000® Value Index October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Tax-Managed U.S. Equity Portfolio vs. Russell 3000® Index October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Tax-Managed U.S. Targeted Value Portfolio vs. Russell 2000® Value Index October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Tax-Managed U.S. Small Cap Portfolio vs. Russell 2000® Index October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

T.A. U.S. Core Equity 2 Portfolio vs. Russell 3000® Index October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Tax-Managed DFA International Value Portfolio vs. MSCI World ex USA Index (net dividends) October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

4

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

T.A. World ex U.S. Core Equity Portfolio vs. MSCI All Country World ex USA Index (net dividends) October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

World ex U.S. Targeted Value Portfolio vs. MSCI All Country World ex USA Small Cap Index (net dividends) November 1, 2012-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2020, all rights reserved.

5

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2020

U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 10.15%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2020

Russell 3000® Index	10.15%
Russell 1000® Index (large-cap stocks)	10.87%
Russell Midcap® Index (mid-cap stocks)	4.12%
Russell 2000® Index (small-cap stocks)	-0.14%
Russell Microcap® Index (micro-cap stocks)	3.15%
Dow Jones U.S. Select REIT Index SM	-25.14%

Total Return for 12 Months Ended October 31, 2020

Russell 1000® Value Index (large-cap value stocks)	-7.57%
Russell 1000® Growth Index (large-cap growth stocks)	29.22%
Russell 2000® Value Index (small-cap value stocks)	-13.92%
Russell 2000® Growth Index (small-cap growth stocks)	13.37%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Tax-Managed U.S. Marketwide Value Portfolio

The Tax-Managed U.S. Marketwide Value Portfolio invests in a broadly diversified group of U.S. low relative price (value) stocks by purchasing shares of The Tax-Managed U.S. Marketwide Value Series, a Master Fund managed by Dimensional that invests in such stocks while considering the federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Master Fund held approximately 1,090 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2020, total returns were -9.54% for the Portfolio and -8.00% for the Russell 3000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Master Fund’s greater emphasis on value stocks detracted from performance relative to the benchmark. Additionally, the Portfolio’s greater emphasis on stocks with smaller market capitalizations detracted from relative performance as small-cap stocks underperformed large-cap stocks. Conversely, the Master Fund’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

6

Tax-Managed U.S. Equity Portfolio

The Tax-Managed U.S. Equity Portfolio invests in a broadly diversified group of U.S. securities while considering the federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 1,960 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were 10.47% for the Portfolio and 10.15% for the Russell 3000® Index, the Portfolio’s benchmark. The Portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to performance relative to the benchmark, as REITs generally underperformed in the U.S.

Tax Managed U.S. Targeted Value Portfolio

The Tax-Managed U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and midcap value stocks. The tax management strategies employed by the Portfolio are designed to maximize the after-tax value of a shareholder’s investment. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 1,360 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -13.70% for the Portfolio and -13.92% for the Russell 2000® Value Index, the Portfolio’s benchmark. The Portfolio’s exclusions of real estate investment trusts (REITs) and highly regulated utilities contributed positively to performance relative to the benchmark, as REITs and utilities generally underperformed in the U.S. Conversely, with low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks detracted from relative performance.

Tax-Managed U.S. Small Cap Portfolio

The Tax-Managed U.S. Small Cap Portfolio invests in a broadly diversified group of U.S. small-cap stocks. The tax management strategies employed by the Portfolio are designed to maximize the after-tax value of a shareholder’s investment. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 1,860 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -5.68% for the Portfolio and -0.14% for the Russell 2000® Index, the Portfolio’s benchmark. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those stocks outperformed. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

T.A. U.S. Core Equity 2 Portfolio

The T.A. U.S. Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market while considering federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 2,460 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

7

For the 12 months ended October 31, 2020, total returns were 4.31% for the Portfolio and 10.15% for the Russell 3000® Index, the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks detracted from performance relative to the benchmark. The Portfolio’s greater emphasis on small-cap stocks also detracted from relative performance, as small-caps underperformed large-caps for the period. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

International Equity Market Review	12 Months Ended October 31, 2020

Performance of non-U.S. developed markets was mostly negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI World ex USA Index	-6.79%
MSCI World ex USA Mid Cap Index	-3.83%
MSCI World ex USA Small Cap Index	-0.65%
MSCI World ex USA Value Index	-18.72%
MSCI World ex USA Growth Index	5.65%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against most non-U.S. developed markets currencies. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

12 Months Ended October 31, 2020

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-2.97%	0.33%
United Kingdom	-22.19%	-22.25%
France	-17.43%	-13.79%
Switzerland	-4.37%	2.95%
Canada	-4.70%	-6.05%
Germany	-10.77%	-6.84%
Australia	-11.01%	-9.29%
Netherlands	4.14%	8.62%
Hong Kong	-8.06%	-7.15%
Sweden	0.79%	9.10%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

8

Emerging markets had mostly positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI Emerging Markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks and small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

12 Months Ended October 31, 2020

Return in U.S. Dollars
MSCI Emerging Markets Index	8.25%
MSCI Emerging Markets Mid Cap Index	-3.22%
MSCI Emerging Markets Small Cap Index	2.39%
MSCI Emerging Markets Value Index	-8.47%
MSCI Emerging Markets Growth Index	25.97%

For the 12 Months Ended October 31, 2020, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

12 Months Ended October 31, 2020

Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	33.57%	35.19%
Taiwan	18.86%	26.49%
Korea	11.33%	14.15%
India	1.83%	-2.54%
Brazil	-11.13%	-38.13%
South Africa	-6.49%	-13.31%
Saudi Arabia	-0.90%	-0.90%
Russia	-14.17%	-29.27%
Thailand	-28.54%	-30.77%
Malaysia	-6.02%	-5.49%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2020, all rights reserved.

9

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2020, these differences generally contributed positively to the Portfolios’ relative performance.

Tax-Managed DFA International Value Portfolio

The Tax-Managed DFA International Value Portfolio invests in a broadly diversified group of developed ex U.S. large company value stocks. The tax-managed strategies employed by the Portfolio are designed to maximize the after-tax value of a shareholder’s investment. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2020, the Portfolio held approximately 490 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -17.77% for the Portfolio and -6.79% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Portfolio’s focus on value stocks detracted from performance relative to the style-neutral benchmark.

T.A. World ex U.S. Core Equity Portfolio

The T.A. World ex U.S. Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. and emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price, and higher profitability, while considering potential federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 8,810 securities in 46 eligible developed and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2020, total returns were -4.69% for the Portfolio and -2.61% for the MSCI All Country World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on low relative price (value) stocks detracted from relative performance, as value stocks underperformed high relative price (growth) stocks in developed ex U.S. and emerging markets. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to performance, as REITs generally underperformed in developed ex U.S. and emerging markets.

World ex U.S. Targeted Value Portfolio

The World ex U.S. Targeted Value Portfolio invests in small- and mid-cap value stocks in developed ex U.S. and emerging markets, with an emphasis on those with higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Portfolio held approximately 4,500 securities in 43 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

10

For the 12 months ended October 31, 2020, total returns were -9.96% for the Portfolio and 0.07% for the MSCI All Country World ex USA Small Cap Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks in developed ex U.S. and emerging markets, the Portfolio’s focus on value stocks detracted from performance relative to the style-neutral benchmark. Conversely, the Portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed in developed ex U.S. and emerging markets.

11

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLES

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Tax-Managed U.S. Marketwide Value Portfolio (2)
Actual Fund Return	$1,000.00	$1,077.40	0.37%	$1.93
Hypothetical 5% Annual Return	$1,000.00	$1,023.28	0.37%	$1.88

Tax-Managed U.S. Equity Portfolio
Actual Fund Return	$1,000.00	$1,151.70	0.22%	$1.19
Hypothetical 5% Annual Return	$1,000.00	$1,024.03	0.22%	$1.12

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DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Tax-Managed U.S. Targeted Value Portfolio
Actual Fund Return	$1,000.00	$1,146.40	0.45%	$2.43
Hypothetical 5% Annual Return	$1,000.00	$1,022.87	0.45%	$2.29

Tax-Managed U.S. Small Cap Portfolio
Actual Fund Return	$1,000.00	$1,160.30	0.46%	$2.50
Hypothetical 5% Annual Return	$1,000.00	$1,022.82	0.46%	$2.34

T.A. U.S. Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$1,151.70	0.24%	$1.30
Hypothetical 5% Annual Return	$1,000.00	$1,023.93	0.24%	$1.22

Tax-Managed DFA International Value Portfolio
Actual Fund Return	$1,000.00	$1,078.20	0.52%	$2.72
Hypothetical 5% Annual Return	$1,000.00	$1,022.52	0.52%	$2.64

T.A. World ex U.S. Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,141.20	0.36%	$1.94
Hypothetical 5% Annual Return	$1,000.00	$1,023.33	0.36%	$1.83

World ex U.S. Targeted Value Portfolio
Actual Fund Return	$1,000.00	$1,137.50	0.64%	$3.44
Hypothetical 5% Annual Return	$1,000.00	$1,021.92	0.64%	$3.25

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

13

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

FEEDER FUND

Affiliated Investment Company
Tax-Managed U.S. Marketwide Value Portfolio	100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

Tax-Managed U.S. Equity Portfolio
Communication Services	10.6%
Consumer Discretionary	12.9%
Consumer Staples	6.7%
Energy	1.8%
Financials	10.4%
Health Care	14.1%
Industrials	9.2%
Information Technology	28.1%
Materials	2.9%
Real Estate	0.1%
Utilities	3.2%

100.0%

Tax-Managed U.S. Targeted Value Portfolio
Communication Services	2.9%
Consumer Discretionary	16.1%
Consumer Staples	5.0%
Energy	3.4%
Financials	27.0%
Health Care	5.0%
Industrials	22.8%
Information Technology	9.5%
Materials	7.6%
Real Estate	0.4%
Utilities	0.3%

100.0%

Tax-Managed U.S. Small Cap Portfolio
Communication Services	2.3%
Consumer Discretionary	15.5%
Consumer Staples	4.8%
Energy	1.9%
Financials	19.9%
Health Care	11.6%
Industrials	20.7%
Information Technology	14.1%
Materials	5.5%
Real Estate	0.5%
Utilities	3.2%

100.0%

14

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

T.A. U.S. Core Equity 2 Portfolio
Communication Services	7.7%
Consumer Discretionary	13.0%
Consumer Staples	6.2%
Energy	2.0%
Financials	13.7%
Health Care	12.8%
Industrials	13.8%
Information Technology	24.2%
Materials	4.4%
Real Estate	0.3%
Utilities	1.9%

100.0%

Tax-Managed DFA International Value Portfolio
Communication Services	5.0%
Consumer Discretionary	16.6%
Consumer Staples	5.1%
Energy	8.7%
Financials	24.7%
Health Care	6.6%
Industrials	12.6%
Information Technology	2.5%
Materials	13.9%
Real Estate	2.6%
Utilities	1.7%

100.0%

T.A. World ex U.S. Core Equity Portfolio
Communication Services	7.0%
Consumer Discretionary	13.9%
Consumer Staples	8.2%
Energy	4.3%
Financials	14.1%
Health Care	6.5%
Industrials	16.0%
Information Technology	11.3%
Materials	12.0%
Real Estate	3.5%
Utilities	3.2%

100.0%

World ex U.S. Targeted Value Portfolio
Communication Services	4.2%
Consumer Discretionary	14.4%
Consumer Staples	4.5%
Energy	4.1%
Financials	17.9%
Health Care	2.9%
Industrials	20.0%
Information Technology	7.1%
Materials	17.6%
Real Estate	5.4%
Utilities	1.9%

100.0%

15

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2020

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Tax-Managed U.S. Marketwide Value Series of The DFA Investment Trust Company	$4,138,943,299

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$4,138,943,299

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2020, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

16

TAX-MANAGED U.S. EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.8%)
COMMUNICATION SERVICES — (10.5%)
* Alphabet, Inc., Class A	41,538	$67,129,977	1.6%
* Alphabet, Inc., Class C	41,510	67,288,125	1.6%
AT&T, Inc.	917,562	24,792,525	0.6%
Comcast Corp., Class A	630,207	26,619,944	0.7%
* Facebook, Inc., Class A	332,377	87,451,712	2.1%
* Netflix, Inc.	60,917	28,980,654	0.7%
Verizon Communications, Inc.	571,822	32,588,136	0.8%
Walt Disney Co. (The)	249,816	30,290,190	0.7%
Other Securities		77,536,311	1.7%

TOTAL COMMUNICATION SERVICES		442,677,574	10.5%

CONSUMER DISCRETIONARY — (12.8%)
* Amazon.com, Inc.	60,985	185,159,608	4.4%
Home Depot, Inc. (The)	149,134	39,775,529	1.0%
McDonald’s Corp.	103,073	21,954,549	0.5%
NIKE, Inc., Class B	172,541	20,718,723	0.5%
* Tesla, Inc.	98,845	38,355,814	0.9%
Other Securities		235,042,840	5.6%

TOTAL CONSUMER DISCRETIONARY		541,007,063	12.9%

CONSUMER STAPLES — (6.7%)
Coca-Cola Co. (The)	565,775	27,191,146	0.7%
Costco Wholesale Corp.	62,548	22,368,416	0.5%
PepsiCo, Inc.	198,284	26,429,274	0.6%
Procter & Gamble Co. (The)	343,686	47,119,351	1.1%
Walmart, Inc.	195,586	27,137,557	0.7%
Other Securities		131,449,441	3.1%

TOTAL CONSUMER STAPLES		281,695,185	6.7%

ENERGY — (1.8%)
Chevron Corp.	246,367	17,122,506	0.4%
Exxon Mobil Corp.	544,362	17,757,088	0.4%
Other Securities		41,196,707	1.0%

TOTAL ENERGY		76,076,301	1.8%

FINANCIALS — (10.2%)
Bank of America Corp.	1,077,983	25,548,197	0.6%
* Berkshire Hathaway, Inc., Class B	269,160	54,343,404	1.3%
JPMorgan Chase & Co.	421,313	41,305,527	1.0%
Other Securities		312,528,490	7.4%

TOTAL FINANCIALS		433,725,618	10.3%

HEALTH CARE — (14.0%)
Abbott Laboratories	241,711	25,406,243	0.6%
AbbVie, Inc.	243,277	20,702,873	0.5%
Amgen, Inc.	81,428	17,664,990	0.4%
Danaher Corp.	81,280	18,657,011	0.5%
Johnson & Johnson	364,757	50,011,832	1.2%
Medtronic P.L.C.	185,933	18,699,282	0.5%
Merck & Co., Inc.	349,652	26,297,327	0.6%

17

TAX-MANAGED U.S. EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

HEALTH CARE — (Continued)
Pfizer, Inc.	770,017	$27,320,203	0.7%
Thermo Fisher Scientific, Inc.	54,688	25,873,987	0.6%
UnitedHealth Group, Inc.	131,466	40,115,535	1.0%
Other Securities		321,210,541	7.5%

TOTAL HEALTH CARE		591,959,824	14.1%

INDUSTRIALS — (9.0%)
Union Pacific Corp.	94,443	16,734,355	0.4%
Other Securities		366,123,183	8.7%

TOTAL INDUSTRIALS		382,857,538	9.1%

INFORMATION TECHNOLOGY — (27.8%)
Accenture P.L.C., Class A	87,186	18,911,515	0.5%
* Adobe, Inc.	67,212	30,050,485	0.7%
Apple, Inc.	2,411,332	262,497,602	6.3%
Broadcom, Inc.	55,793	19,506,907	0.5%
Cisco Systems, Inc.	583,707	20,955,081	0.5%
Intel Corp.	589,556	26,105,540	0.6%
Mastercard, Inc., Class A	123,751	35,719,489	0.9%
Microsoft Corp.	995,967	201,653,438	4.8%
NVIDIA Corp.	83,317	41,771,811	1.0%
Oracle Corp.	297,125	16,671,684	0.4%
* PayPal Holdings, Inc.	159,367	29,662,980	0.7%
QUALCOMM, Inc.	156,365	19,289,186	0.5%
* salesforce.com, Inc.	118,653	27,559,532	0.7%
Texas Instruments, Inc.	126,624	18,308,564	0.4%
Visa, Inc., Class A	233,571	42,442,186	1.0%
Other Securities		364,550,620	8.5%

TOTAL INFORMATION TECHNOLOGY		1,175,656,620	28.0%

MATERIALS — (2.8%)
Other Securities		120,066,012	2.9%

REAL ESTATE — (0.1%)
Other Securities		4,218,334	0.1%

UTILITIES — (3.1%)
NextEra Energy, Inc.	271,504	19,876,808	0.5%
Other Securities		112,474,743	2.7%

TOTAL UTILITIES		132,351,551	3.2%

TOTAL COMMON STOCKS		4,182,291,620	99.6%

PREFERRED STOCKS — (0.0%)

CONSUMER DISCRETIONARY — (0.0%)
Other Security		179,696	0.0%

18

TAX-MANAGED U.S. EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

INDUSTRIALS — (0.0%)
Other Security		$89,693	0.0%

TOTAL PREFERRED STOCKS		269,389	0.0%

TOTAL INVESTMENT SECURITIES (Cost $1,685,226,719)		4,182,561,009

TEMPORARY CASH INVESTMENTS — (0.3%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	12,583,092	12,583,092	0.3%

SECURITIES LENDING COLLATERAL — (0.9%)
@§ The DFA Short Term Investment Fund	3,417,493	39,543,812	1.0%

TOTAL INVESTMENTS—(100.0%) (Cost $1,737,347,514)		$4,234,687,913	100.9%

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$442,677,574	—	—	$442,677,574
Consumer Discretionary	541,006,709	$354	—	541,007,063
Consumer Staples	281,695,185	—	—	281,695,185
Energy	76,076,301	—	—	76,076,301
Financials	433,725,228	390	—	433,725,618
Health Care	591,959,514	310	—	591,959,824
Industrials	382,857,538	—	—	382,857,538
Information Technology	1,175,656,620	—	—	1,175,656,620
Materials	120,066,012	—	—	120,066,012
Real Estate	4,218,334	—	—	4,218,334
Utilities	132,351,551	—	—	132,351,551
Preferred Stocks
Consumer Discretionary	179,696	—	—	179,696
Industrials	89,693	—	—	89,693
Temporary Cash Investments	12,583,092	—	—	12,583,092
Securities Lending Collateral	—	39,543,812	—	39,543,812

TOTAL	$4,195,143,047	$39,544,866	—	$4,234,687,913

See accompanying Notes to Financial Statements.

19

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (96.4%)
COMMUNICATION SERVICES — (2.8%)
News Corp., Class A	1,329,513	$17,456,506	0.5%
Other Securities		94,351,812	2.4%

TOTAL COMMUNICATION SERVICES		111,808,318	2.9%

CONSUMER DISCRETIONARY — (15.5%)
* AutoNation, Inc.	339,119	19,238,221	0.5%
BorgWarner, Inc.	525,917	18,396,577	0.5%
# Dick’s Sporting Goods, Inc.	245,711	13,919,528	0.4%
Lithia Motors, Inc., Class A	85,067	19,528,831	0.5%
Marriott Vacations Worldwide Corp.	175,049	16,909,733	0.4%
Newell Brands, Inc.	747,371	13,198,572	0.3%
# Penske Automotive Group, Inc.	294,235	15,053,063	0.4%
PulteGroup, Inc.	692,549	28,228,297	0.7%
Toll Brothers, Inc.	607,942	25,703,788	0.7%
Other Securities		450,052,837	11.6%

TOTAL CONSUMER DISCRETIONARY		620,229,447	16.0%

CONSUMER STAPLES — (4.8%)
Bunge, Ltd.	460,827	26,142,716	0.7%
* Darling Ingredients, Inc.	704,265	30,283,395	0.8%
* Post Holdings, Inc.	247,824	21,288,082	0.6%
Other Securities		114,470,260	2.9%

TOTAL CONSUMER STAPLES		192,184,453	5.0%

ENERGY — (3.3%)
Other Securities		132,894,674	3.4%

FINANCIALS — (26.1%)
Assurant, Inc.	119,360	14,844,803	0.4%
* Athene Holding, Ltd., Class A	596,647	19,140,436	0.5%
CNO Financial Group, Inc.	1,201,584	21,328,116	0.6%
First Horizon National Corp.	1,658,878	17,268,920	0.5%
# Invesco, Ltd.	1,242,398	16,287,838	0.4%
# Janus Henderson Group P.L.C.	576,515	14,009,314	0.4%
New York Community Bancorp, Inc.	1,674,366	13,913,981	0.4%
People’s United Financial, Inc.	1,723,032	18,384,751	0.5%
Popular, Inc.	345,889	14,596,516	0.4%
Prosperity Bancshares, Inc.	241,735	13,322,016	0.4%
Reinsurance Group of America, Inc.	173,013	17,477,773	0.5%
# Santander Consumer USA Holdings, Inc.	714,918	14,541,432	0.4%
Voya Financial, Inc.	459,861	22,041,138	0.6%
Zions Bancorp NA	464,919	15,002,936	0.4%
Other Securities		807,462,288	20.5%

TOTAL FINANCIALS		1,039,622,258	26.9%

HEALTH CARE — (4.8%)
Perrigo Co. P.L.C.	401,917	17,632,099	0.5%
Other Securities		173,273,751	4.4%

TOTAL HEALTH CARE		190,905,850	4.9%

20

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

CONTINUED

		Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (22.0%)
	AGCO Corp.	273,209	$21,045,289	0.5%
	AMERCO	43,390	15,063,272	0.4%
*	Chart Industries, Inc.	165,790	14,000,965	0.4%
#*	Colfax Corp.	494,489	13,445,156	0.4%
#	GATX Corp.	190,739	13,023,659	0.3%
*	JetBlue Airways Corp.	1,133,626	13,569,503	0.4%
	Knight-Swift Transportation Holdings, Inc.	663,046	25,189,118	0.7%
	Owens Corning	440,100	28,813,347	0.8%
	Quanta Services, Inc.	632,156	39,465,499	1.0%
	Regal Beloit Corp.	149,228	14,721,342	0.4%
*	Saia, Inc.	91,245	13,473,237	0.4%
	UFP Industries, Inc.	262,158	13,084,306	0.3%
#*	XPO Logistics, Inc.	160,328	14,429,520	0.4%
	Other Securities		637,514,102	16.3%

TOTAL INDUSTRIALS			876,838,315	22.7%

INFORMATION TECHNOLOGY — (9.1%)
*	Arrow Electronics, Inc.	366,807	28,570,597	0.8%
*	CACI International, Inc., Class A	72,603	15,139,904	0.4%
*	ON Semiconductor Corp.	583,143	14,631,058	0.4%
	SYNNEX Corp.	210,135	27,662,171	0.7%
	Other Securities		278,895,111	7.1%

TOTAL INFORMATION TECHNOLOGY			364,898,841	9.4%

MATERIALS — (7.3%)
	Huntsman Corp.	621,188	15,088,657	0.4%
	Reliance Steel & Aluminum Co.	288,850	31,481,761	0.8%
	Steel Dynamics, Inc.	480,716	15,132,940	0.4%
	Westlake Chemical Corp.	222,915	15,073,512	0.4%
	Other Securities		214,273,590	5.5%

TOTAL MATERIALS			291,050,460	7.5%

REAL ESTATE — (0.4%)
	Other Securities		16,806,961	0.4%

UTILITIES — (0.3%)
	Other Securities		10,293,073	0.3%

TOTAL COMMON STOCKS			3,847,532,650	99.4%

PREFERRED STOCKS — (0.1%)

COMMUNICATION SERVICES — (0.0%)
	Other Security		387,364	0.0%

CONSUMER DISCRETIONARY — (0.0%)
	Other Security		1,189,296	0.0%

21

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (0.1%)
Other Security		$1,916,911	0.1%

TOTAL PREFERRED STOCKS		3,493,571	0.1%

TOTAL INVESTMENT SECURITIES (Cost $2,838,261,018)		3,851,026,221

TEMPORARY CASH INVESTMENTS — (0.3%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	13,307,525	13,307,525	0.4%

SECURITIES LENDING COLLATERAL — (3.2%)

@§ The DFA Short Term Investment Fund	10,809,259	125,073,933	3.2%

TOTAL INVESTMENTS—(100.0%) (Cost $2,976,626,621)		$3,989,407,679	103.1%

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$111,808,318	—	—	$111,808,318
Consumer Discretionary	620,219,189	$10,258	—	620,229,447
Consumer Staples	192,184,453	—	—	192,184,453
Energy	132,894,674	—	—	132,894,674
Financials	1,039,606,032	16,226	—	1,039,622,258
Health Care	190,886,362	19,488	—	190,905,850
Industrials	876,838,315	—	—	876,838,315
Information Technology	364,893,356	5,485	—	364,898,841
Materials	291,050,460	—	—	291,050,460
Real Estate	16,806,961	—	—	16,806,961
Utilities	10,293,073	—	—	10,293,073
Preferred Stocks
Communication Services	387,364	—	—	387,364
Consumer Discretionary	1,189,296	—	—	1,189,296
Industrials	1,916,911	—	—	1,916,911
Temporary Cash Investments	13,307,525	—	—	13,307,525
Securities Lending Collateral	—	125,073,933	—	125,073,933

TOTAL	$3,864,282,289	$125,125,390	—	$3,989,407,679

See accompanying Notes to Financial Statements.

22

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (94.6%)
COMMUNICATION SERVICES — (2.2%)
Other Securities			$61,910,492	2.3%

CONSUMER DISCRETIONARY — (14.7%)
	Aaron’s Holdings Co., Inc.	120,809	6,313,478	0.2%
*	Crocs, Inc.	125,337	6,558,885	0.3%
*	Deckers Outdoor Corp.	34,618	8,771,163	0.3%
*	Fox Factory Holding Corp.	72,945	6,133,216	0.2%
#*	Helen of Troy, Ltd.	49,830	9,447,768	0.4%
	Lithia Motors, Inc., Class A	51,358	11,790,256	0.4%
*	Murphy USA, Inc.	57,155	6,989,485	0.3%
*	Stamps.com, Inc.	27,448	6,127,492	0.2%
#	Texas Roadhouse, Inc.	88,757	6,215,653	0.2%
*	TopBuild Corp.	64,007	9,806,512	0.4%
	Other Securities		342,744,401	12.6%

TOTAL CONSUMER DISCRETIONARY			420,898,309	15.5%

CONSUMER STAPLES — (4.5%)
*	Boston Beer Co., Inc. (The), Class A	10,541	10,953,996	0.4%
*	Darling Ingredients, Inc.	292,864	12,593,152	0.5%
	Lancaster Colony Corp.	38,138	6,336,247	0.2%
	Sanderson Farms, Inc.	46,425	5,941,007	0.2%
	Other Securities		93,515,835	3.5%

TOTAL CONSUMER STAPLES			129,340,237	4.8%

ENERGY — (1.8%)
	Other Securities		51,789,535	1.9%

FINANCIALS — (18.8%)
	CNO Financial Group, Inc.	336,171	5,967,035	0.2%
	Primerica, Inc.	56,551	6,234,182	0.2%
	RLI Corp.	73,080	6,336,036	0.2%
	TCF Financial Corp.	220,233	5,992,540	0.2%
	Other Securities		514,019,539	19.0%

TOTAL FINANCIALS			538,549,332	19.8%

HEALTH CARE — (11.0%)
*	Amedisys, Inc.	40,287	10,434,333	0.4%
*	Emergent BioSolutions, Inc.	71,414	6,425,118	0.2%
*	Horizon Therapeutics P.L.C.	187,383	14,040,608	0.5%
*	LHC Group, Inc.	44,079	9,545,307	0.4%
#*	Omnicell, Inc.	94,491	8,178,196	0.3%
*	Quidel Corp.	56,818	15,243,701	0.6%
	Other Securities		250,518,216	9.2%

TOTAL HEALTH CARE			314,385,479	11.6%

INDUSTRIALS — (19.5%)
*	ASGN, Inc.	100,499	6,701,273	0.3%
*	Builders FirstSource, Inc.	217,363	6,586,099	0.2%
*	Casella Waste Systems, Inc., Class A	107,984	5,830,056	0.2%
	CoreLogic, Inc.	82,327	6,333,416	0.2%

23

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
* FTI Consulting, Inc.	70,273	$6,919,080	0.3%
* Generac Holdings, Inc.	42,393	8,908,889	0.3%
#* MasTec, Inc.	126,820	6,295,345	0.2%
MSA Safety, Inc.	44,387	5,855,533	0.2%
Regal Beloit Corp.	82,244	8,113,371	0.3%
* Saia, Inc.	59,127	8,730,693	0.3%
Simpson Manufacturing Co., Inc.	82,536	7,322,594	0.3%
Tetra Tech, Inc.	100,776	10,169,306	0.4%
Timken Co. (The)	121,901	7,277,490	0.3%
#* Trex Co., Inc.	121,194	8,427,831	0.3%
Other Securities		455,897,314	16.8%

TOTAL INDUSTRIALS		559,368,290	20.6%

INFORMATION TECHNOLOGY — (13.4%)
* Cirrus Logic, Inc.	122,783	8,456,065	0.3%
CMC Materials, Inc.	44,906	6,385,184	0.2%
* Lattice Semiconductor Corp.	258,740	9,030,026	0.3%
* LiveRamp Holdings, Inc.	132,416	8,751,373	0.3%
* Novanta, Inc.	66,003	7,175,846	0.3%
Power Integrations, Inc.	106,382	6,405,260	0.2%
* Silicon Laboratories, Inc.	58,269	5,970,242	0.2%
* SolarEdge Technologies, Inc.	23,692	6,105,192	0.2%
SYNNEX Corp.	46,340	6,100,198	0.2%
Other Securities		319,046,382	11.9%

TOTAL INFORMATION TECHNOLOGY		383,425,768	14.1%

MATERIALS — (5.2%)
Louisiana-Pacific Corp.	206,881	5,912,659	0.2%
Other Securities		142,554,747	5.3%

TOTAL MATERIALS		148,467,406	5.5%

REAL ESTATE — (0.5%)
Other Securities		14,839,575	0.5%

UTILITIES — (3.0%)
PNM Resources, Inc.	135,652	6,782,600	0.3%
Other Securities		78,993,519	2.8%

TOTAL UTILITIES		85,776,119	3.1%

TOTAL COMMON STOCKS		2,708,750,542	99.7%

PREFERRED STOCKS — (0.1%)

COMMUNICATION SERVICES — (0.0%)
Other Security		251,538	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		526,858	0.0%

INDUSTRIALS — (0.1%)
Other Security		1,173,429	0.1%

TOTAL PREFERRED STOCKS		1,951,825	0.1%

24

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
CONSUMER DISCRETIONARY — (0.0%)
Other Security		$310	0.0%

HEALTH CARE — (0.0%)
Other Security		311	0.0%

TOTAL RIGHTS/WARRANTS		621	0.0%

TOTAL INVESTMENT SECURITIES (Cost $1,614,850,667)		2,710,702,988

TEMPORARY CASH INVESTMENTS — (0.2%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	6,766,868	6,766,868	0.3%

SECURITIES LENDING COLLATERAL — (5.1%)
@§ The DFA Short Term Investment Fund	12,535,930	145,053,247	5.3%

TOTAL INVESTMENTS — (100.0%) (Cost $1,766,646,362)		$2,862,523,103	105.4%

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$61,910,492	—	—	$61,910,492
Consumer Discretionary	420,892,239	$6,070	—	420,898,309
Consumer Staples	129,340,237	—	—	129,340,237
Energy	51,789,535	—	—	51,789,535
Financials	538,537,861	11,471	—	538,549,332
Health Care	314,305,991	79,488	—	314,385,479
Industrials	559,368,290	—	—	559,368,290
Information Technology	383,424,239	1,529	—	383,425,768
Materials	148,467,406	—	—	148,467,406
Real Estate	14,839,575	—	—	14,839,575
Utilities	85,776,119	—	—	85,776,119
Preferred Stocks
Communication Services	251,538	—	—	251,538
Consumer Discretionary	526,858	—	—	526,858
Industrials	1,173,429	—	—	1,173,429
Rights/Warrants
Consumer Discretionary	—	310	—	310
Health Care	—	311	—	311
Temporary Cash Investments	6,766,868	—	—	6,766,868
Securities Lending Collateral	—	145,053,247	—	145,053,247

TOTAL	$2,717,370,677	$145,152,426	—	$2,862,523,103

See accompanying Notes to Financial Statements.

25

T.A. U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.0%)
COMMUNICATION SERVICES — (7.6%)
* Alphabet,Inc., Class A	41,205	$66,591,813	0.7%
* Alphabet,Inc., Class C	42,114	68,267,215	0.7%
AT&T, Inc.	1,788,149	48,315,786	0.5%
* CharterCommunications, Inc., Class A	59,771	36,090,925	0.4%
Comcast Corp., Class A	1,664,911	70,325,841	0.7%
* Facebook, Inc., Class A	392,789	103,346,714	1.1%
Verizon Communications, Inc.	1,431,638	81,589,050	0.9%
Walt Disney Co. (The)	279,758	33,920,657	0.4%
Other Securities		224,734,763	2.3%

TOTAL COMMUNICATION SERVICES		733,182,764	7.7%

CONSUMER DISCRETIONARY — (12.7%)
* Amazon.com,Inc.	77,547	235,444,324	2.5%
Best Buy Co., Inc.	256,123	28,570,521	0.3%
Home Depot, Inc. (The)	122,083	32,560,757	0.4%
Lowe’s Cos., Inc.	216,161	34,175,054	0.4%
NIKE, Inc., Class B	250,218	30,046,177	0.3%
Target Corp.	206,306	31,403,899	0.3%
Other Securities		842,134,885	8.8%

TOTAL CONSUMER DISCRETIONARY		1,234,335,617	13.0%

CONSUMER STAPLES — (6.0%)
Coca-Cola Co. (The)	900,750	43,290,045	0.5%
Costco Wholesale Corp.	80,474	28,779,112	0.3%
PepsiCo, Inc.	354,730	47,281,962	0.5%
Procter & Gamble Co. (The)	458,732	62,892,157	0.7%
Walmart, Inc.	361,393	50,143,279	0.5%
Other Securities		353,336,823	3.6%

TOTAL CONSUMER STAPLES		585,723,378	6.1%

ENERGY — (2.0%)
Chevron Corp.	386,863	26,886,978	0.3%
Other Securities		163,770,458	1.7%

TOTAL ENERGY		190,657,436	2.0%

FINANCIALS — (13.4%)
American Express Co.	272,571	24,869,378	0.3%
Bank of America Corp.	1,804,342	42,762,905	0.5%
* Berkshire Hathaway, Inc., Class B	359,350	72,552,765	0.8%
JPMorgan Chase & Co.	932,352	91,407,790	1.0%
Other Securities		1,066,544,596	11.0%

TOTAL FINANCIALS		1,298,137,434	13.6%

HEALTH CARE — (12.6%)
AbbVie, Inc.	318,855	27,134,561	0.3%
Amgen, Inc.	156,585	33,969,550	0.4%
Johnson & Johnson	811,788	111,304,253	1.2%
Merck & Co., Inc.	627,369	47,184,423	0.5%
Pfizer, Inc.	1,174,988	41,688,574	0.5%
Thermo Fisher Scientific, Inc.	65,980	31,216,458	0.3%

26

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
UnitedHealth Group, Inc.	228,707	$69,787,654	0.7%
Other Securities		857,873,274	8.9%

TOTAL HEALTH CARE		1,220,158,747	12.8%

INDUSTRIALS — (13.6%)
3M Co.	156,943	25,104,602	0.3%
Caterpillar, Inc.	169,510	26,621,545	0.3%
CSX Corp.	311,864	24,618,544	0.3%
Union Pacific Corp.	237,535	42,088,827	0.5%
United Parcel Service, Inc., Class B	159,290	25,026,052	0.3%
Other Securities		1,170,138,125	12.1%

TOTAL INDUSTRIALS		1,313,597,695	13.8%

INFORMATION TECHNOLOGY — (23.7%)
Accenture P.L.C., Class A	148,259	32,158,860	0.3%
Apple, Inc.	4,294,225	467,469,334	4.9%
Cisco Systems, Inc.	1,202,069	43,154,277	0.5%
Intel Corp.	1,824,849	80,804,314	0.9%
International Business Machines Corp.	253,782	28,337,298	0.3%
Lam Research Corp.	72,514	24,805,589	0.3%
Mastercard, Inc., Class A	216,100	62,375,104	0.7%
Microsoft Corp.	1,706,556	345,526,393	3.6%
NVIDIA Corp.	71,917	36,056,307	0.4%
Oracle Corp.	657,349	36,883,852	0.4%
QUALCOMM, Inc.	406,118	50,098,716	0.5%
Texas Instruments, Inc.	256,744	37,122,615	0.4%
Visa, Inc., Class A	398,435	72,399,624	0.8%
Other Securities		980,532,448	10.1%

TOTAL INFORMATION TECHNOLOGY		2,297,724,731	24.1%

MATERIALS — (4.3%)
Other Securities		416,194,465	4.4%

REAL ESTATE — (0.2%)
Other Securities		24,050,651	0.2%

UTILITIES — (1.9%)
Other Securities		180,565,538	1.9%

TOTAL COMMON STOCKS		9,494,328,456	99.6%

PREFERRED STOCKS — (0.0%)

COMMUNICATION SERVICES — (0.0%)
Other Security		266,963	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		871,772	0.0%

INDUSTRIALS — (0.0%)
Other Securities		757,514	0.0%

TOTAL PREFERRED STOCKS		1,896,249	0.0%

27

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
HEALTH CARE — (0.0%)
Other Security		$362	0.0%

COMMUNICATION SERVICES — (0.0%)
Other Security		3,445	0.0%

TOTAL RIGHTS/WARRANTS		3,807	0.0%

TOTAL INVESTMENT SECURITIES
(Cost $5,051,485,698)		9,496,228,512

TEMPORARY CASH INVESTMENTS — (0.3%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	28,980,583	28,980,583	0.3%

SECURITIES LENDING COLLATERAL — (1.7%)
@§ The DFA Short Term Investment Fund	14,535,168	168,186,434	1.8%

TOTAL INVESTMENTS—(100.0%)
(Cost $5,248,621,697)		$9,693,395,529	101.7%

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$733,182,764	—	—	$733,182,764
Consumer Discretionary	1,234,331,990	$3,627	—	1,234,335,617
Consumer Staples	585,723,378	—	—	585,723,378
Energy	190,657,436	—	—	190,657,436
Financials	1,298,133,089	4,345	—	1,298,137,434
Health Care	1,220,116,537	42,210	—	1,220,158,747
Industrials	1,313,597,695	—	—	1,313,597,695
Information Technology	2,297,724,731	—	—	2,297,724,731
Materials	416,194,465	—	—	416,194,465
Real Estate	24,050,651	—	—	24,050,651
Utilities	180,565,538	—	—	180,565,538
Preferred Stocks
Communication Services	266,963	—	—	266,963
Consumer Discretionary	871,772	—	—	871,772
Industrials	757,514	—	—	757,514
Rights/Warrants
Communication Services	—	3,445	—	3,445
Health Care	—	362	—	362
Temporary Cash Investments	28,980,583	—	—	28,980,583
Securities Lending Collateral	—	168,186,434	—	168,186,434

TOTAL	$9,525,155,106	$168,240,423	—	$9,693,395,529

See accompanying Notes to Financial Statements.

28

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.5%)
AUSTRALIA — (5.6%)
Australia & New Zealand Banking Group, Ltd.	1,352,690	$17,951,050	0.8%
Fortescue Metals Group, Ltd.	958,842	11,729,984	0.5%
National Australia Bank, Ltd.	1,786,496	23,372,688	1.0%
Westpac Banking Corp.	2,029,506	25,687,174	1.1%
Other Securities		53,113,776	2.1%

TOTAL AUSTRALIA		131,854,672	5.5%

AUSTRIA — (0.0%)
Other Security		571,195	0.0%

BELGIUM — (0.9%)
Other Securities		20,215,435	0.8%

CANADA — (7.9%)
Bank of Montreal	108,688	6,471,680	0.3%
Bank of Montreal	423,189	25,167,050	1.1%
Bank of Nova Scotia (The)	247,496	10,282,146	0.4%
Bank of Nova Scotia (The)	367,600	15,277,456	0.6%
Canadian Natural Resources, Ltd.	1,047,969	16,715,106	0.7%
Kinross Gold Corp.	1,460,002	11,616,018	0.5%
Magna International, Inc.	353,662	18,075,665	0.8%
Nutrien, Ltd.	289,789	11,788,625	0.5%
Other Securities		70,430,843	2.9%

TOTAL CANADA		185,824,589	7.8%

DENMARK — (3.7%)
DSV Panalpina A.S.	136,198	22,096,958	0.9%
Vestas Wind Systems A.S.	199,669	34,256,016	1.4%
Other Securities		30,982,167	1.3%

TOTAL DENMARK		87,335,141	3.6%

FINLAND — (1.3%)
Other Securities		30,542,557	1.3%

FRANCE — (9.3%)
* BNP Paribas SA	448,190	15,630,521	0.7%
Carrefour SA	722,566	11,230,043	0.5%
* Cie de Saint-Gobain	424,318	16,528,675	0.7%
Cie Generale des Etablissements Michelin SCA	189,836	20,502,472	0.9%
Orange SA	1,278,708	14,359,406	0.6%
* Peugeot SA	747,108	13,421,203	0.6%
Total SE	1,487,320	45,060,901	1.9%
Other Securities		83,328,924	3.3%

TOTAL FRANCE		220,062,145	9.2%

GERMANY — (6.5%)
Allianz SE	129,195	22,758,293	1.0%
BASF SE	268,643	14,710,403	0.6%
Bayerische Motoren Werke AG	244,086	16,680,527	0.7%
Daimler AG	643,382	33,255,442	1.4%

29

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Volkswagen AG	26,325	$4,095,180	0.2%
Other Securities		62,809,720	2.5%

TOTAL GERMANY		154,309,565	6.4%

HONG KONG — (2.4%)
Other Securities		56,808,235	2.4%

IRELAND — (0.7%)
Other Securities		16,712,223	0.7%

ISRAEL — (0.4%)
Other Securities		8,635,635	0.4%

ITALY — (1.7%)
Other Securities		40,676,896	1.7%

JAPAN — (24.6%)
Hitachi, Ltd.	630,200	21,240,447	0.9%
Honda Motor Co., Ltd.	1,051,388	24,868,410	1.0%
SoftBank Group Corp.	392,800	25,584,546	1.1%
Toyota Motor Corp.	952,988	62,560,695	2.6%
Toyota Motor Corp., Sponsored ADR	380	49,890	0.0%
Other Securities		446,682,170	18.7%

TOTAL JAPAN		580,986,158	24.3%

NETHERLANDS — (5.0%)
Koninklijke Ahold Delhaize NV	1,331,698	36,509,519	1.5%
Koninklijke DSM NV	162,235	25,945,834	1.1%
* Koninklijke Philips NV	262,535	12,159,768	0.5%
Other Securities		44,028,101	1.9%

TOTAL NETHERLANDS		118,643,222	5.0%

NEW ZEALAND — (0.3%)
Other Securities		7,718,341	0.3%

NORWAY — (0.6%)
Other Securities		13,559,382	0.6%

PORTUGAL — (0.2%)
Other Securities		3,596,957	0.2%

SINGAPORE — (1.0%)
Other Securities		24,508,719	1.0%

SPAIN — (1.0%)
Other Securities		24,520,629	1.0%

SWEDEN — (3.2%)
* Volvo AB, Class B	655,469	12,740,475	0.5%
Other Securities		62,214,994	2.6%

TOTAL SWEDEN		74,955,469	3.1%

30

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWITZERLAND — (10.6%)
ABB, Ltd.	780,013	$18,927,022	0.8%
Cie Financiere Richemont SA	222,510	13,907,715	0.6%
Lonza Group AG	36,785	22,288,400	0.9%
Novartis AG	411,267	32,046,985	1.3%
Novartis AG, Sponsored ADR	313,624	24,487,762	1.0%
Swiss Re AG	155,792	11,179,726	0.5%
Swisscom AG	22,419	11,402,322	0.5%
UBS Group AG	1,132,754	13,187,488	0.6%
Zurich Insurance Group AG	112,309	37,302,937	1.6%
Other Securities		65,969,005	2.7%

TOTAL SWITZERLAND		250,699,362	10.5%

UNITED KINGDOM — (11.6%)
Anglo American P.L.C.	668,695	15,689,706	0.7%
Aviva P.L.C.	3,292,404	10,982,055	0.5%
BP P.L.C.	946,098	2,413,196	0.1%
BP P.L.C., Sponsored ADR	1,508,370	23,349,572	1.0%
British American Tobacco P.L.C.	755,252	23,937,992	1.0%
* Glencore P.L.C.	5,958,088	12,018,865	0.5%
HSBC Holdings P.L.C., Sponsored ADR	819,721	17,197,747	0.7%
* Lloyds Banking Group P.L.C.	40,325,085	14,682,631	0.6%
Royal Dutch Shell P.L.C., Class B	273,088	3,293,259	0.1%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	2,270,927	54,842,887	2.3%
Vodafone Group P.L.C.	16,742,038	22,333,344	0.9%
Vodafone Group P.L.C., Sponsored ADR	364,865	4,929,321	0.2%
Other Securities		68,238,810	2.8%

TOTAL UNITED KINGDOM		273,909,385	11.4%

TOTAL COMMON STOCKS		2,326,645,912	97.2%

PREFERRED STOCKS — (1.2%)

GERMANY — (1.2%)
Volkswagen AG	149,301	21,747,791	0.9%
Other Securities		6,074,560	0.3%

TOTAL GERMANY		27,822,351	1.2%

TOTAL INVESTMENT SECURITIES
(Cost $2,545,847,569)		2,354,468,263

		Value†
SECURITIES LENDING COLLATERAL — (0.3%)
@§ The DFA Short Term Investment Fund	549,553	6,358,878	0.3%

TOTAL INVESTMENTS—(100.0%)
(Cost $2,552,203,874)		$2,360,827,141	98.7%

31

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

As of October 31, 2020, Tax-Managed DFA International Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	148	12/18/20	$24,814,735	$24,158,780	$(655,955)

Total Futures Contracts			$24,814,735	$24,158,780	$(655,955)

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$131,854,672	—	$131,854,672
Austria	—	571,195	—	571,195
Belgium	—	20,215,435	—	20,215,435
Canada	$185,824,589	—	—	185,824,589
Denmark	—	87,335,141	—	87,335,141
Finland	—	30,542,557	—	30,542,557
France	—	220,062,145	—	220,062,145
Germany	3,573,414	150,736,151	—	154,309,565
Hong Kong	—	56,808,235	—	56,808,235
Ireland	6,521,169	10,191,054	—	16,712,223
Israel	2,778,427	5,857,208	—	8,635,635
Italy	5,596,645	35,080,251	—	40,676,896
Japan	2,249,694	578,736,464	—	580,986,158
Netherlands	3,901,867	114,741,355	—	118,643,222
New Zealand	—	7,718,341	—	7,718,341
Norway	537,307	13,022,075	—	13,559,382
Portugal	—	3,596,957	—	3,596,957
Singapore	—	24,508,719	—	24,508,719
Spain	1,141,825	23,378,804	—	24,520,629
Sweden	—	74,955,469	—	74,955,469
Switzerland	33,263,403	217,435,959	—	250,699,362
United Kingdom	112,161,873	161,747,512	—	273,909,385
Preferred Stocks
Germany	—	27,822,351	—	27,822,351
Securities Lending Collateral	—	6,358,878	—	6,358,878
Futures Contracts**	(655,955)	—	—	(655,955)

TOTAL	$356,894,258	$2,003,276,928	—	$2,360,171,186

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

32

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.5%)
AUSTRALIA — (4.3%)
BHP Group, Ltd.	329,587	$7,900,737	0.3%
CSL, Ltd.	29,256	5,923,090	0.2%
Other Securities		122,642,753	3.8%

TOTAL AUSTRALIA		136,466,580	4.3%

AUSTRIA — (0.3%)
Other Securities		10,052,455	0.3%

BELGIUM — (0.8%)
Other Securities		24,847,189	0.8%

BRAZIL — (1.3%)
Vale SA	622,420	6,568,116	0.2%
Other Securities		34,739,844	1.1%

TOTAL BRAZIL		41,307,960	1.3%

CANADA — (6.4%)
Canadian National Railway Co.	46,957	4,669,874	0.2%
Royal Bank of Canada	73,553	5,143,134	0.2%
Royal Bank of Canada	133,402	9,336,806	0.3%
Other Securities		186,918,531	5.8%

TOTAL CANADA		206,068,345	6.5%

CHILE — (0.2%)
Other Securities		5,547,287	0.2%

CHINA — (11.5%)
* Alibaba Group Holding, Ltd., Sponsored ADR	43,175	13,154,991	0.4%
China Construction Bank Corp., Class H	14,243,200	9,815,175	0.3%
China Mobile, Ltd.	798,000	4,880,998	0.2%
Industrial & Commercial Bank of China, Ltd., Class H	9,774,460	5,550,564	0.2%
Ping An Insurance Group Co. of China, Ltd., Class H	883,500	9,135,101	0.3%
Tencent Holdings, Ltd.	421,000	32,166,761	1.0%
Other Securities		293,094,679	9.1%

TOTAL CHINA		367,798,269	11.5%

COLOMBIA — (0.1%)
Other Securities		1,716,548	0.1%

CZECH REPUBLIC — (0.0%)
Other Securities		973,893	0.0%

DENMARK — (1.6%)
DSV Panalpina A.S	32,648	5,296,858	0.2%
Novo Nordisk A.S., Class B	132,667	8,459,595	0.3%
Other Securities		38,718,736	1.1%

TOTAL DENMARK		52,475,189	1.6%

EGYPT — (0.0%)
Other Securities		368,754	0.0%

33

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
FINLAND — (1.1%)
Other Securities		$36,696,410	1.2%

FRANCE — (5.2%)
Cie Generale des Etablissements Michelin SCA	50,834	5,490,121	0.2%
* Ingenico Group SA	32,074	4,611,449	0.2%
LVMH Moet Hennessy Louis Vuitton SE	19,841	9,300,423	0.3%
Total SE	251,331	7,614,502	0.2%
Vinci SA	60,804	4,802,608	0.2%
Other Securities		133,310,872	4.1%

TOTAL FRANCE		165,129,975	5.2%

GERMANY — (4.3%)
Daimler AG	137,707	7,117,866	0.2%
Deutsche Post AG	112,278	4,978,180	0.2%
Other Securities		125,062,060	3.9%

TOTAL GERMANY		137,158,106	4.3%

GREECE — (0.1%)
Other Securities		2,025,340	0.1%

HONG KONG — (2.0%)
AIA Group, Ltd	643,800	6,127,156	0.2%
Other Securities		58,471,091	1.8%

TOTAL HONG KONG		64,598,247	2.0%

HUNGARY — (0.1%)
Other Securities		2,015,070	0.1%

INDIA — (3.5%)
Infosys, Ltd	384,314	5,505,083	0.2%
Reliance Industries, Ltd	246,575	6,869,009	0.2%
Other Securities		99,556,612	3.1%

TOTAL INDIA		111,930,704	3.5%

INDONESIA — (0.5%)
Other Securities		17,051,557	0.5%

IRELAND — (0.6%)
CRH P.L.C., Sponsored ADR	186,326	6,549,359	0.2%
Other Securities		13,761,506	0.4%

TOTAL IRELAND		20,310,865	0.6%

ISRAEL — (0.5%)
Other Securities		17,146,477	0.5%

ITALY — (1.6%)
Other Securities		51,969,579	1.6%

JAPAN — (17.1%)
KDDI Corp.	186,100	5,034,934	0.2%
NTT DOCOMO, Inc.	138,800	5,168,245	0.2%
SoftBank Group Corp.	304,192	19,813,172	0.6%

34

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
JAPAN — (Continued)
Sony Corp.	88,100	$7,344,582	0.3%
Toyota Motor Corp.	196,920	12,927,218	0.4%
Toyota Motor Corp., Sponsored ADR	38,395	5,040,880	0.2%
Other Securities		491,781,046	15.2%

TOTAL JAPAN		547,110,077	17.1%

MALAYSIA — (0.6%)
Other Securities		20,502,403	0.6%

MEXICO — (0.7%)
Other Securities		22,636,307	0.7%

NETHERLANDS — (2.3%)
Akzo Nobel NV	57,385	5,519,753	0.2%
ASML Holding NV	20,680	7,469,642	0.2%
Unilever NV	94,159	5,325,633	0.2%
Other Securities		55,031,797	1.7%

TOTAL NETHERLANDS		73,346,825	2.3%

NEW ZEALAND — (0.4%)
Other Securities		11,887,552	0.4%

NORWAY — (0.5%)
Other Securities		17,140,337	0.5%

PERU — (0.0%)
Other Securities		403,958	0.0%

PHILIPPINES — (0.3%)
Other Securities		9,053,840	0.3%

POLAND — (0.2%)
Other Securities		6,523,339	0.2%

PORTUGAL — (0.1%)
Other Securities		4,467,203	0.1%

QATAR — (0.2%)
Other Securities		6,346,495	0.2%

RUSSIA — (0.3%)
Other Securities		8,508,910	0.3%

SAUDI ARABIA — (0.6%)
Other Securities		18,745,581	0.6%

SINGAPORE — (0.6%)
Other Securities		19,554,536	0.6%

SOUTH AFRICA — (1.5%)
Gold Fields, Ltd., Sponsored ADR	489,188	5,346,825	0.2%
Other Securities		41,971,575	1.3%

TOTAL SOUTH AFRICA		47,318,400	1.5%

35

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (4.2%)
Samsung Electronics Co., Ltd	504,791	$25,373,626	0.8%
Samsung Electronics Co., Ltd., GDR	9,769	12,324,280	0.4%
Other Securities		97,311,869	3.0%

TOTAL SOUTH KOREA		135,009,775	4.2%

SPAIN — (1.3%)
Ω Cellnex Telecom SA	77,765	4,991,810	0.2%
Iberdrola SA	504,602	5,958,127	0.2%
Other Securities		32,373,200	1.0%

TOTAL SPAIN		43,323,137	1.4%

SWEDEN — (2.2%)
* Volvo AB, Class B	279,915	5,440,761	0.2%
Other Securities		64,311,288	2.0%

TOTAL SWEDEN		69,752,049	2.2%

SWITZERLAND — (5.0%)
Nestle SA	291,193	32,752,774	1.0%
Novartis AG, Sponsored ADR	83,303	6,504,298	0.2%
Roche Holding AG	51,641	16,593,872	0.5%
Other Securities		103,604,130	3.3%

TOTAL SWITZERLAND		159,455,074	5.0%

TAIWAN — (5.3%)
Taiwan Semiconductor Manufacturing Co., Ltd.	390,465	5,907,608	0.2%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	296,894	24,900,500	0.8%
Other Securities		137,572,849	4.3%

TOTAL TAIWAN		168,380,957	5.3%

THAILAND — (0.6%)
Other Securities		20,644,126	0.6%

TURKEY — (0.2%)
Other Securities		5,441,549	0.2%

UNITED ARAB EMIRATES — (0.1%)
Other Securities		3,868,925	0.1%

UNITED KINGDOM — (8.2%)
AstraZeneca P.L.C., Sponsored ADR	178,391	8,948,093	0.3%
BP P.L.C., Sponsored ADR	490,027	7,585,619	0.3%
Rio Tinto P.L.C., Sponsored ADR	108,298	6,148,077	0.2%
Royal Dutch Shell P.L.C., Sponsored ADR, Class B	290,874	7,024,607	0.2%
Other Securities		233,280,626	7.2%

TOTAL UNITED KINGDOM		262,987,022	8.2%

UNITED STATES — (0.0%)
Other Security		21,589	0.0%

TOTAL COMMON STOCKS		3,156,084,765	98.8%

36

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
PREFERRED STOCKS — (0.7%)
BRAZIL — (0.2%)
Other Securities		$7,178,098	0.2%

CHILE — (0.0%)
Other Securities		140,320	0.0%

COLOMBIA — (0.0%)
Other Securities		215,498	0.0%

GERMANY — (0.5%)
Volkswagen AG	34,797	5,068,673	0.2%
Other Securities		8,720,184	0.3%

TOTAL GERMANY		13,788,857	0.5%

SOUTH KOREA — (0.0%)
Other Security		3,479	0.0%

UNITED KINGDOM — (0.0%)
Other Security		1,278	0.0%

TOTAL PREFERRED STOCKS		21,327,530	0.7%

RIGHTS/WARRANTS — (0.0%)

BRAZIL — (0.0%)
Other Security		2,435	0.0%

CANADA — (0.0%)
Other Securities		168,622	0.0%

FRANCE — (0.0%)
Other Security		295	0.0%

GERMANY — (0.0%)
Other Security		302	0.0%

MALAYSIA — (0.0%)
Other Securities		22,978	0.0%

SOUTH KOREA — (0.0%)
Other Securities		95,088	0.0%

SPAIN — (0.0%)
Other Security		34,600	0.0%

TAIWAN — (0.0%)
Other Securities		3,263	0.0%

THAILAND — (0.0%)
Other Securities		6,042	0.0%

37

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
UNITED KINGDOM — (0.0%)
Other Security		$329,560	0.0%

TOTAL RIGHTS/WARRANTS		663,185	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,908,013,347)		3,178,075,480

		Value†

SECURITIES LENDING COLLATERAL — (0.8%)
@§ The DFA Short Term Investment Fund	2,114,592	24,467,949	0.8%

TOTAL INVESTMENTS — (100.0%) (Cost $2,932,476,614)		$3,202,543,429	100.3%

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$2,901,119	$133,565,461	—	$136,466,580
Austria	—	10,052,455	—	10,052,455
Belgium	991,345	23,855,844	—	24,847,189
Brazil	41,307,960	—	—	41,307,960
Canada	205,094,890	973,455	—	206,068,345
Chile	1,252,828	4,294,459	—	5,547,287
China	47,778,718	320,019,551	—	367,798,269
Colombia	1,716,548	—	—	1,716,548
Czech Republic	—	973,893	—	973,893
Denmark	1,330,190	51,144,999	—	52,475,189
Egypt	223,196	145,558	—	368,754
Finland	—	36,696,410	—	36,696,410
France	2,900,024	162,229,951	—	165,129,975
Germany	5,866,885	131,291,221	—	137,158,106
Greece	1,118	2,024,222	—	2,025,340
Hong Kong	585,901	64,012,346	—	64,598,247
Hungary	—	2,015,070	—	2,015,070
India	4,275,297	107,655,407	—	111,930,704
Indonesia	242,117	16,809,440	—	17,051,557
Ireland	6,549,359	13,761,506	—	20,310,865
Israel	2,199,843	14,946,634	—	17,146,477
Italy	2,823,670	49,145,909	—	51,969,579
Japan	12,010,780	535,099,297	—	547,110,077
Malaysia	—	20,502,403	—	20,502,403
Mexico	22,635,811	496	—	22,636,307
Netherlands	16,810,703	56,536,122	—	73,346,825
New Zealand	61,214	11,826,338	—	11,887,552
Norway	535,742	16,604,595	—	17,140,337
Peru	403,958	—	—	403,958
Philippines	242,280	8,811,560	—	9,053,840
Poland	—	6,523,339	—	6,523,339
Portugal	—	4,467,203	—	4,467,203
Qatar	—	6,346,495	—	6,346,495

38

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Russia	$3,771,866	$4,737,044	—	$8,508,910
Saudi Arabia	27,055	18,718,526	—	18,745,581
Singapore	—	19,554,536	—	19,554,536
South Africa	8,561,300	38,757,100	—	47,318,400
South Korea	4,486,858	130,522,917	—	135,009,775
Spain	756,756	42,566,381	—	43,323,137
Sweden	142,955	69,609,094	—	69,752,049
Switzerland	15,998,987	143,456,087	—	159,455,074
Taiwan	25,408,028	142,972,929	—	168,380,957
Thailand	20,644,126	—	—	20,644,126
Turkey	40,382	5,401,167	—	5,441,549
United Arab Emirates	—	3,868,925	—	3,868,925
United Kingdom	54,249,020	208,738,002	—	262,987,022
United States	—	21,589	—	21,589
Preferred Stocks
Brazil	7,178,098	—	—	7,178,098
Chile	—	140,320	—	140,320
Colombia	215,498	—	—	215,498
Germany	—	13,788,857	—	13,788,857
South Korea	—	3,479	—	3,479
United Kingdom	—	1,278	—	1,278
Rights/Warrants
Brazil	—	2,435	—	2,435
Canada	—	168,622	—	168,622
France	—	295	—	295
Germany	—	302	—	302
Malaysia	—	22,978	—	22,978
South Korea	—	95,088	—	95,088
Spain	—	34,600	—	34,600
Taiwan	—	3,263	—	3,263
Thailand	—	6,042	—	6,042
United Kingdom	—	329,560	—	329,560
Securities Lending Collateral	—	24,467,949	—	24,467,949

TOTAL	$522,222,425	$2,680,321,004	—	$3,202,543,429

See accompanying Notes to Financial Statements.

39

WORLD EX U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.8%)
AUSTRALIA — (5.2%)
BlueScope Steel, Ltd.	117,966	$1,218,434	0.3%
Boral, Ltd.	353,036	1,130,529	0.2%
OZ Minerals, Ltd.	92,577	967,093	0.2%
Tabcorp Holdings, Ltd.	464,914	1,074,241	0.2%
Other Securities		22,231,736	4.3%

TOTAL AUSTRALIA		26,622,033	5.2%

AUSTRIA — (0.7%)
voestalpine AG	34,921	971,044	0.2%
Other Securities		2,427,272	0.5%

TOTAL AUSTRIA		3,398,316	0.7%

BELGIUM — (1.0%)
Ageas SA	32,791	1,320,462	0.3%
Other Securities		3,711,864	0.7%

TOTAL BELGIUM		5,032,326	1.0%

BRAZIL — (1.0%)
Other Securities		5,205,209	1.0%

CANADA — (7.5%)
Element Fleet Management Corp.	116,683	1,099,131	0.2%
Fairfax Financial Holdings, Ltd.	3,916	1,029,453	0.2%
First Quantum Minerals, Ltd.	149,128	1,713,690	0.4%
Kinross Gold Corp.	147,235	1,171,426	0.2%
Pan American Silver Corp.	44,306	1,408,043	0.3%
Teck Resources, Ltd., Class B	73,713	968,589	0.2%
Yamana Gold, Inc.	273,095	1,518,903	0.3%
Other Securities		29,169,306	5.7%

TOTAL CANADA		38,078,541	7.5%

CHILE — (0.1%)
Other Securities		550,434	0.1%

CHINA — (8.9%)
China National Building Material Co., Ltd., Class H	918,200	1,056,905	0.2%
Sunac China Holdings, Ltd.	295,000	1,093,314	0.2%
Other Securities		43,055,987	8.5%

TOTAL CHINA		45,206,206	8.9%

COLOMBIA — (0.0%)
Other Securities		211,268	0.0%

DENMARK — (1.9%)
* Danske Bank A.S.	118,281	1,576,398	0.3%
Pandora A.S.	22,193	1,760,558	0.3%
Other Securities		6,162,844	1.3%

TOTAL DENMARK		9,499,800	1.9%

40

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	FINLAND — (1.6%)
	Stora Enso Oyj, Class R	130,484	$1,904,146	0.4%
	Other Securities		6,411,887	1.2%

	TOTAL FINLAND		8,316,033	1.6%

	FRANCE — (3.9%)
	Arkema SA	10,149	993,990	0.2%
*	Atos SE	15,454	1,055,753	0.2%
*	Eiffage SA	14,026	1,017,971	0.2%
	Iliad SA	7,137	1,379,809	0.3%
*	Ingenico Group SA	7,859	1,129,930	0.2%
	Publicis Groupe SA	31,947	1,109,912	0.2%
	Valeo SA	53,015	1,603,778	0.3%
	Other Securities		11,531,770	2.3%

	TOTAL FRANCE		19,822,913	3.9%

	GERMANY — (4.5%)
*	Commerzbank AG	218,384	1,033,680	0.2%
Ω	Covestro AG	37,361	1,783,090	0.4%
	GEA Group AG	33,066	1,101,220	0.2%
	HeidelbergCement AG	26,107	1,493,149	0.3%
	KION Group AG	13,351	1,040,322	0.2%
	Other Securities		16,477,198	3.2%

	TOTAL GERMANY		22,928,659	4.5%

	GREECE — (0.1%)
	Other Securities		278,020	0.1%

	HONG KONG — (1.7%)
	Other Securities		8,389,420	1.7%

	INDIA — (3.1%)
	Other Securities		15,887,667	3.1%

	INDONESIA — (0.5%)
	Other Securities		2,529,977	0.5%

	IRELAND — (0.3%)
	Other Securities		1,648,327	0.3%

	ISRAEL — (0.7%)
	Other Securities		3,609,502	0.7%

	ITALY — (2.2%)
	Mediobanca Banca di Credito Finanziario SpA	137,838	978,611	0.2%
	Other Securities		10,316,629	2.0%

	TOTAL ITALY		11,295,240	2.2%

	JAPAN — (17.4%)
	Other Securities		88,352,510	17.4%

	MALAYSIA — (0.7%)
	Other Securities		3,543,792	0.7%

41

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	MEXICO — (0.7%)
	Other Securities		$3,714,009	0.7%

	NETHERLANDS — (1.7%)
	ASR Nederland NV	38,573	1,170,516	0.2%
	NN Group NV	40,617	1,413,509	0.3%
*Ω	Signify NV	30,082	1,067,770	0.2%
	Other Securities		4,785,509	1.0%

	TOTAL NETHERLANDS		8,437,304	1.7%

	NEW ZEALAND — (0.5%)
	Other Securities		2,419,380	0.5%

	NORWAY — (0.6%)
	Other Securities		2,873,592	0.6%

	PHILIPPINES — (0.2%)
	Other Securities		1,249,949	0.2%

	POLAND — (0.2%)
	Other Securities		944,474	0.2%

	PORTUGAL — (0.2%)
	Other Securities		939,893	0.2%

	QATAR — (0.2%)
	Other Securities		774,833	0.2%

	RUSSIA — (0.2%)
	Other Securities		974,771	0.2%

	SAUDI ARABIA — (0.7%)
	Other Securities		3,758,361	0.7%

	SINGAPORE — (0.5%)
	Other Securities		2,414,935	0.5%

	SOUTH AFRICA — (1.0%)
	Other Securities		5,221,006	1.0%

	SOUTH KOREA — (4.9%)
	Other Securities		25,140,322	5.0%

	SPAIN — (1.2%)
	Other Securities		6,154,699	1.2%

	SWEDEN — (2.3%)
	Other Securities		11,737,039	2.3%

	SWITZERLAND — (4.3%)
	Adecco Group AG	26,285	1,288,857	0.3%
*	ams AG	45,490	974,017	0.2%
	Baloise Holding AG	14,424	1,972,558	0.4%
	Swatch Group AG (The)	6,068	1,285,026	0.3%
	Swiss Life Holding AG	3,515	1,182,406	0.2%
	Swiss Prime Site AG	15,313	1,288,282	0.3%

42

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWITZERLAND — (Continued)
Other Securities		$13,924,280	2.6%

TOTAL SWITZERLAND		21,915,426	4.3%

TAIWAN — (5.5%)
Other Securities		27,771,815	5.5%

THAILAND — (0.7%)
Other Securities		3,709,385	0.7%

TURKEY — (0.2%)
Other Securities		1,239,818	0.2%

UNITED ARAB EMIRATES — (0.1%)
Other Securities		566,496	0.1%

UNITED KINGDOM — (9.9%)
Bellway P.L.C.	38,125	1,153,479	0.2%
* DS Smith P.L.C.	281,843	1,033,856	0.2%
* GVC Holdings P.L.C.	97,443	1,220,675	0.3%
J Sainsbury P.L.C.	413,448	1,079,192	0.2%
* Kingfisher P.L.C.	565,062	2,101,457	0.4%
M&G P.L.C.	533,023	1,013,898	0.2%
Phoenix Group Holdings P.L.C.	137,472	1,180,505	0.2%
RSA Insurance Group P.L.C.	221,816	1,218,123	0.2%
* Whitbread P.L.C.	43,762	1,218,454	0.2%
Wm Morrison Supermarkets P.L.C.	534,999	1,129,315	0.2%
Other Securities		37,767,591	7.6%

TOTAL UNITED KINGDOM		50,116,545	9.9%

UNITED STATES — (0.0%)
Other Securities		28,002	0.0%

TOTAL COMMON STOCKS		502,508,247	98.9%

PREFERRED STOCKS — (0.5%)

BRAZIL — (0.3%)
Other Securities		1,585,772	0.3%

GERMANY — (0.2%)
Other Securities		1,127,946	0.3%

UNITED KINGDOM — (0.0%)
Other Security		284	0.0%

TOTAL PREFERRED STOCKS		2,714,002	0.6%

RIGHTS/WARRANTS — (0.0%)

CANADA — (0.0%)
Other Security		48,131	0.0%

GERMANY — (0.0%)
Other Security		265	0.0%

43

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
MALAYSIA — (0.0%)
Other Security		$8,480	0.0%

SOUTH KOREA — (0.0%)
Other Security		1,128	0.0%

TAIWAN — (0.0%)
Other Securities		622	0.0%

THAILAND — (0.0%)
Other Securities		5,104	0.0%

TOTAL RIGHTS/WARRANTS		63,730	0.0%

TOTAL INVESTMENT SECURITIES (Cost $576,102,762)		505,285,979

		Value†
SECURITIES LENDING COLLATERAL — (0.7%)
@§ The DFA Short Term Investment Fund	311,047	3,599,125	0.7%

TOTAL INVESTMENTS—(100.0%) (Cost $579,700,409)		$508,885,104	100.2%

Summary of the Portfolio’s investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$2,754	$26,619,279	—	$26,622,033
Austria	—	3,398,316	—	3,398,316
Belgium	—	5,032,326	—	5,032,326
Brazil	5,205,209	—	—	5,205,209
Canada	38,044,898	33,643	—	38,078,541
Chile	3,429	547,005	—	550,434
China	3,046,386	42,159,820	—	45,206,206
Colombia	211,268	—	—	211,268
Denmark	—	9,499,800	—	9,499,800
Finland	—	8,316,033	—	8,316,033
France	—	19,822,913	—	19,822,913
Germany	—	22,928,659	—	22,928,659
Greece	—	278,020	—	278,020
Hong Kong	104,708	8,284,712	—	8,389,420
India	27,956	15,859,711	—	15,887,667
Indonesia	6,043	2,523,934	—	2,529,977
Ireland	—	1,648,327	—	1,648,327
Israel	240,779	3,368,723	—	3,609,502
Italy	82,646	11,212,594	—	11,295,240
Japan	—	88,352,510	—	88,352,510
Malaysia	—	3,543,792	—	3,543,792
Mexico	3,714,009	—	—	3,714,009
Netherlands	319,597	8,117,707	—	8,437,304
New Zealand	—	2,419,380	—	2,419,380

44

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Norway	$31,671	$2,841,921	—	$2,873,592
Philippines	—	1,249,949	—	1,249,949
Poland	—	944,474	—	944,474
Portugal	—	939,893	—	939,893
Qatar	—	774,833	—	774,833
Russia	816,237	158,534	—	974,771
Saudi Arabia	—	3,758,361	—	3,758,361
Singapore	—	2,414,935	—	2,414,935
South Africa	152,480	5,068,526	—	5,221,006
South Korea	207,880	24,932,442	—	25,140,322
Spain	—	6,154,699	—	6,154,699
Sweden	63,069	11,673,970	—	11,737,039
Switzerland	—	21,915,426	—	21,915,426
Taiwan	—	27,771,815	—	27,771,815
Thailand	3,709,385	—	—	3,709,385
Turkey	—	1,239,818	—	1,239,818
United Arab Emirates	—	566,496	—	566,496
United Kingdom	798,066	49,318,479	—	50,116,545
United States	—	28,002	—	28,002
Preferred Stocks
Brazil	1,585,772	—	—	1,585,772
Germany	—	1,127,946	—	1,127,946
United Kingdom	—	284	—	284
Rights/Warrants
Canada	—	48,131	—	48,131
Germany	—	265	—	265
Malaysia	—	8,480	—	8,480
South Korea	—	1,128	—	1,128
Taiwan	—	622	—	622
Thailand	—	5,104	—	5,104
Securities Lending Collateral	—	3,599,125	—	3,599,125

TOTAL	$58,374,242	$450,510,862	—	$508,885,104

See accompanying Notes to Financial Statements.

45

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	Tax-Managed U.S. Marketwide Value Portfolio	Tax-Managed U.S. Equity Portfolio*	Tax-Managed U.S. Targeted Value Portfolio*	Tax-Managed U.S. Small Cap Portfolio*
ASSETS:
Investments in Affiliated Investment Company at Value	$4,138,943	—	—	—
Investment Securities at Value (including $0, $94,436, $229,054 and $229,159 of securities on loan, respectively)	—	$4,182,561	$3,851,026	$2,710,703
Temporary Cash Investments at Value & Cost	—	12,583	13,308	6,767
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0, $39,538, $125,058 and $145,029, respectively)	—	39,544	125,074	145,053
Cash	—	192	222	70
Receivables:
Investment Securities/Affiliated Investment Company Sold	—	239	4,434	119
Dividends and Interest	—	3,728	1,705	861
Securities Lending Income	—	19	342	108
Fund Shares Sold	1,777	787	1,713	688
Prepaid Expenses and Other Assets	71	54	125	80

Total Assets	4,140,791	4,239,707	3,997,949	2,864,449

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	39,557	125,057	145,039
Investment Securities/Affiliated Investment Company Purchased	—	—	897	—
Fund Shares Redeemed	1,602	953	1,556	911
Due to Advisor	475	690	1,354	952
Accrued Expenses and Other Liabilities	332	514	595	404

Total Liabilities	2,409	41,714	129,459	147,306

NET ASSETS	$4,138,382	$4,197,993	$3,868,490	$2,717,143

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	152,907,414	118,478,761	136,339,523	70,405,991

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$27.06	$35.43	$28.37	$38.59

Investment Securities at Cost	N/A	$1,685,227	$2,838,261	$1,614,850

NET ASSETS CONSIST OF:
Paid-In Capital	$2,393,422	$1,721,743	$2,972,943	$1,699,135
Total Distributable Earnings (Loss)	1,744,960	2,476,250	895,547	1,018,008

NET ASSETS	$4,138,382	$4,197,993	$3,868,490	$2,717,143

(1) NUMBER OF SHARES AUTHORIZED	1,700,000,000	1,500,000,000	1,700,000,000	1,500,000,000

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

46

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands, except share and per share amounts)

	T.A. U.S. Core Equity 2 Portfolio*	Tax-Managed DFA International Value Portfolio*	T.A. World ex U.S. Core Equity Portfolio*	World ex U.S. Targeted Value Portfolio*
ASSETS:
Investment Securities at Value (including $334,110, $6,688, $36,187 and $5,561 of securities on loan, respectively)	$9,496,228	$2,354,468	$3,178,075	$505,286
Temporary Cash Investments at Value & Cost	28,981	—	—	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $168,155, $6,356, $24,463 and $3,598, respectively)	168,186	6,359	24,468	3,599
Segregated Cash for Futures Contracts	—	1,776	—	—
Foreign Currencies at Value	—	15,618	6,345	977
Cash	592	1,327	504	249
Receivables:
Investment Securities Sold	76	11,034	3,487	193
Dividends and Interest	7,933	11,941	9,401	1,534
Securities Lending Income	146	3	95	23
Fund Shares Sold	3,818	2,147	2,383	534
Unrealized Gain on Foreign Currency Contracts	—	7	5	—
Prepaid Expenses and Other Assets	120	100	51	47

Total Assets	9,706,080	2,404,780	3,224,814	512,442

LIABILITIES:
Payables:
Upon Return of Securities Loaned	168,282	6,364	24,463	3,598
Investment Securities Purchased	—	—	1,748	96
Fund Shares Redeemed	5,904	3,721	2,532	292
Due to Advisor	1,684	957	844	241
Futures Margin Variation	—	548	—	—
Deferred Taxes Payable	—	—	280	—
Accrued Expenses and Other Liabilities	1,088	482	609	157

Total Liabilities	176,958	12,072	30,476	4,384

NET ASSETS	$9,529,122	$2,392,708	$3,194,338	$508,058

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	490,587,905	205,077,463	322,452,016	46,554,791

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$19.42	$11.67	$9.91	$10.91

Investment Securities at Cost	$5,051,485	$2,545,848	$2,908,014	$576,102

Foreign Currencies at Cost	$—	$15,672	$6,316	$971

NET ASSETS CONSIST OF:
Paid-In Capital	$5,112,091	$3,157,062	$3,096,976	$581,693
Total Distributable Earnings (Loss)	4,417,031	(764,354)	97,362	(73,635)

NET ASSETS	$9,529,122	$2,392,708	$3,194,338	$508,058

(1) NUMBER OF SHARES AUTHORIZED	2,000,000,000	1,700,000,000	1,500,000,000	1,000,000,000

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

47

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	Tax-Managed U.S. Marketwide Value Portfolio*	Tax-Managed U.S. Equity Portfolio#	Tax-Managed U.S. Targeted Value Portfolio#	Tax-Managed U.S. Small Cap Portfolio#
Investment Income
Net Investment Income Allocated from Investment Company:
Dividends (Net of Foreign Taxes Withheld of $17, $0, $0 and $0, respectively)	$110,763	—	—	—
Income from Securities Lending	769	—	—	—
Expenses Allocated from Affiliated Investment Companies	(9,717)	—	—	—

Total Net Investment Income Allocated from Investment Company	101,815	—	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $4, $82 and $31, respectively)	—	$73,050	$79,418	$40,290
Income from Securities Lending	—	353	1,655	1,347

Total Fund Investment Income	—	73,403	81,073	41,637

Fund Expenses
Investment Management Fees	15,552	7,650	16,567	11,637
Accounting & Transfer Agent Fees	887	927	979	658
Custodian Fees	1	47	66	49
Filing Fees	105	68	173	98
Shareholders’ Reports	84	67	97	80
Directors’/Trustees’ Fees & Expenses	36	33	31	21
Professional Fees	19	73	77	51
Previously Waived Fees Recovered by Advisor (Note C)	—	224	—	—
Other	24	98	111	79

Total Fund Expenses	16,708	9,187	18,101	12,673

Fees Waived, Expenses Reimbursed by Advisor (Note C)	9,208	174	—	—

Net Expenses	7,500	9,013	18,101	12,673

Net Investment Income (Loss)	94,315	64,390	62,972	28,964

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	—	(18,933)	(115,076)	(77,591)
Affiliated Investment Companies Shares Sold	—	(20)	23	20
Transactions Allocated from Affiliated Investment Company**	(65,441)	—	—	—
Futures	—	—	(3)	(1)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	371,419	(603,659)	(160,650)
Affiliated Investment Companies Shares	—	(6)	(27)	(12)
Transactions Allocated from Affiliated Investment Company	(592,777)	—	—	—

Net Realized and Unrealized Gain (Loss)	(658,218)	352,460	(718,742)	(238,234)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(563,903)	$416,850	$(655,770)	$(209,270)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

48

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	T.A. U.S. Core Equity 2 Portfolio#	Tax-Managed DFA International Value Portfolio#	T.A. World ex U.S. Core Equity Portfolio#	World ex U.S. Targeted Value Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $27, $8,779, $8,782 and $1,204, respectively)	$172,821	$83,707	$86,245	$12,891
Income from Securities Lending	1,901	613	1,301	299

Total Investment Income	174,722	84,320	87,546	13,190

Fund Expenses
Investment Management Fees	19,843	13,910	10,618	2,717
Accounting & Transfer Agent Fees	2,112	720	780	141
Custodian Fees	110	199	580	158
Filing Fees	191	122	130	80
Shareholders’ Reports	126	98	87	29
Directors’/Trustees’ Fees & Expenses	74	21	26	3
Professional Fees	159	80	152	38
Other	272	171	257	40

Total Fund Expenses	22,887	15,321	12,630	3,206

Fees Paid Indirectly (Note C)	—	98	58	19

Net Expenses	22,887	15,223	12,572	3,187

Net Investment Income (Loss)	151,835	69,097	74,974	10,003

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(35,222)	(455,007)	(110,328)	(3,499)
Affiliated Investment Companies Shares Sold	(37)	—	(1)	1
Futures	—	2,278	63	620
Foreign Currency Transactions	—	982	(589)	(39)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	182,273	(380,218)	(262,107)	(57,660)
Affiliated Investment Companies Shares	(15)	4	4	—
Futures	—	(910)	—	—
Translation of Foreign Currency-Denominated Amounts	—	135	147	3

Net Realized and Unrealized Gain (Loss)	146,999	(832,736)	(372,811)	(60,574)

Net Increase (Decrease) in Net Assets Resulting from Operations	$298,834	$(763,639)	$(297,837)	$(50,571)

**	Net of foreign capital gain taxes withheld of $0, $0, $1 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

49

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Tax-Managed U.S. Marketwide Value Portfolio***		Tax-Managed U.S. Equity Portfolio		Tax-Managed U.S. Targeted Value Portfolio		Tax-Managed U.S. Small Cap Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$94,315	$102,609	$64,390	$64,100	$62,972	$61,472	$28,964	$29,384
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	—	—	(18,933)	(6,550)	(115,076)	97,735	(77,591)	57,143
Affiliated Investment Companies Shares Sold	—	—	(20)	1	23	(20)	20	(3)
Transactions Allocated from Affiliated Investment Company*,**	(65,441)	68,731	—	—	—	—	—	—
Futures	—	—	—	—	(3)	(3,081)	(1)	(1,077)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	—	371,419	410,424	(603,659)	(81,209)	(160,650)	(25,950)
Affiliated Investment Companies Shares	—	—	(6)	8	(27)	28	(12)	27
Transactions Allocated from Affiliated Investment Company	(592,777)	250,477	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(563,903)	421,817	416,850	467,983	(655,770)	74,925	(209,270)	59,524

Distributions:
Institutional Class Shares	(161,991)	(253,191)	(64,573)	(74,496)	(149,807)	(214,152)	(80,426)	(108,850)
Capital Share Transactions (1):
Shares Issued	1,054,362	789,009	696,783	497,186	2,043,053	1,246,395	994,142	710,939
Shares Issued in Lieu of Cash Distributions	159,719	250,596	63,297	72,983	147,931	212,340	79,488	107,489
Shares Redeemed	(1,708,632)	(836,934)	(924,561)	(515,743)	(2,260,203)	(1,179,262)	(1,182,641)	(638,932)

Net Increase (Decrease) from Capital Share Transactions	(494,551)	202,671	(164,481)	54,426	(69,219)	279,473	(109,011)	179,496

Total Increase (Decrease) in Net Assets	(1,220,445)	371,297	187,796	447,913	(874,796)	140,246	(398,707)	130,170
Net Assets
Beginning of Year	5,358,827	4,987,530	4,010,197	3,562,284	4,743,286	4,603,040	3,115,850	2,985,680

End of Year	$4,138,382	$5,358,827	$4,197,993	$4,010,197	$3,868,490	$4,743,286	$2,717,143	$3,115,850

(1) Shares Issued and Redeemed:
Shares Issued	42,279	27,874	23,055	17,040	83,973	38,866	30,535	17,910
Shares Issued in Lieu of Cash Distributions	5,573	9,096	1,956	2,467	4,724	6,867	1,961	2,820
Shares Redeemed	(68,086)	(29,672)	(29,560)	(17,492)	(91,767)	(37,204)	(36,228)	(16,311)

Net Increase (Decrease) from Shares Issued and Redeemed	(20,234)	7,298	(4,549)	2,015	(3,070)	8,529	(3,732)	4,419

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

50

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	T.A. U.S. Core Equity 2 Portfolio		Tax-Managed DFA International Value Portfolio		T.A. World ex U.S. Core Equity Portfolio		World ex U.S. Targeted Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$151,835	$153,962	$69,097	$132,637	$74,974	$109,227	$10,003	$13,158
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(35,222)	181,740	(455,007)	(86,933)	(110,328)	(24,433)	(3,499)	5,834
Affiliated Investment Companies Shares Sold	(37)	(11)	—	1	(1)	—	1	—
Futures	—	—	2,278	1,498	63	(849)	620	(308)
Foreign Currency Transactions	—	—	982	311	(589)	(4)	(39)	(140)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	182,273	581,525	(380,218)	72,527	(262,107)	211,192	(57,660)	5,845
Affiliated Investment Companies Shares	(15)	33	4	—	4	—	—	1
Transactions Allocated from Affiliated Investment Company	—	—	—	—	—	—	—	(1)
Futures	—	—	(910)	1,311	—	—	—	—
Translation of Foreign Currency-Denominated Amounts	—	—	135	186	147	109	3	30

Net Increase (Decrease) in Net Assets Resulting from Operations	298,834	917,249	(763,639)	121,538	(297,837)	295,242	(50,571)	24,419

Distributions:
Institutional Class Shares	(322,527)	(212,104)	(80,394)	(128,645)	(75,881)	(110,031)	(14,025)	(23,983)
Capital Share Transactions (1):
Shares Issued	2,449,875	1,894,129	1,504,513	1,052,260	1,451,506	1,430,312	398,401	329,309
Shares Issued in Lieu of Cash Distributions	316,553	208,388	79,822	127,673	74,189	107,141	14,004	23,923
Shares Redeemed	(3,335,406)	(1,798,901)	(2,168,736)	(1,020,331)	(1,914,972)	(1,114,034)	(372,797)	(280,777)

Net Increase (Decrease) from Capital Share Transactions	(568,978)	303,616	(584,401)	159,602	(389,277)	423,419	39,608	72,455

Total Increase (Decrease) in Net Assets	(592,671)	1,008,761	(1,428,434)	152,495	(762,995)	608,630	(24,988)	72,891
Net Assets
Beginning of Year	10,121,793	9,113,032	3,821,142	3,668,647	3,957,333	3,348,703	533,046	460,155

End of Year	$9,529,122	$10,121,793	$2,392,708	$3,821,142	$3,194,338	$3,957,333	$508,058	$533,046

(1) Shares Issued and Redeemed:
Shares Issued	146,175	107,528	133,624	74,455	165,286	141,343	41,119	27,492
Shares Issued in Lieu of Cash Distributions	16,717	11,999	6,368	8,932	7,611	10,438	1,198	2,024
Shares Redeemed	(198,285)	(103,370)	(196,484)	(72,942)	(222,302)	(111,136)	(38,566)	(23,474)

Net Increase (Decrease) from Shares Issued and Redeemed	(35,393)	16,157	(56,492)	10,445	(49,405)	40,645	3,751	6,042

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0, $0, $1 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

51

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Tax-Managed U.S. Marketwide Value Portfolio										Tax-Managed U.S. Equity Portfolio
	Year Ended Oct 31, 2020		Year Ended Oct 31, 2019		Year Ended Oct 31, 2018		Year Ended Oct 31, 2017		Year Ended Oct 31, 2016		Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$30.95		$30.07		$30.30		$25.79		$25.60		$32.60	$29.44	$28.01	$22.93	$22.46

Income from Investment Operations (A)
Net Investment Income (Loss)	0.58		0.60		0.57		0.54		0.47		0.53	0.52	0.47	0.44	0.42
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.49)		1.79		0.68		5.14		0.19		2.83	3.25	1.40	5.09	0.48

Total from Investment Operations	(2.91)		2.39		1.25		5.68		0.66		3.36	3.77	1.87	5.53	0.90

Less Distributions:
Net Investment Income	(0.57)		(0.54)		(0.54)		(0.52)		(0.47)		(0.53)	(0.56)	(0.44)	(0.45)	(0.43)
Net Realized Gains	(0.41)		(0.97)		(0.94)		(0.65)		—		—	(0.05)	—	—	—

Total Distributions	(0.98)		(1.51)		(1.48)		(1.17)		(0.47)		(0.53)	(0.61)	(0.44)	(0.45)	(0.43)

Net Asset Value, End of Year	$27.06		$30.95		$30.07		$30.30		$25.79		$35.43	$32.60	$29.44	$28.01	$22.93

Total Return	(9.54%)		8.66%		4.09%		22.41%		2.66%		10.47%	13.03%	6.68%	24.27%	4.05%

Net Assets, End of Year (thousands)	$4,138,382		$5,358,827		$4,987,530		$4,850,362		$4,012,475		$4,197,993	$4,010,197	$3,562,284	$3,310,640	$2,636,439
Ratio of Expenses to Average Net Assets	0.37	%(B)	0.38	%(B)	0.37	%(B)	0.37	%(B)	0.37	%(B)	0.22%	0.22%	0.21%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.57	%(B)	0.58	%(B)	0.57	%(B)	0.57	%(B)	0.57	%(B)	0.22%	0.23%	0.21%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.05%		2.03%		1.83%		1.87%		1.90%		1.57%	1.71%	1.58%	1.70%	1.87%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		2%	2%	1%	8%	4%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

52

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Tax-Managed U.S. Targeted Value Portfolio					Tax-Managed U.S. Small Cap Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$34.02	$35.17	$37.94	$31.47	$32.34	$42.03	$42.82	$44.35	$36.10	$36.77

Income from Investment Operations (A)
Net Investment Income (Loss)	0.45	0.45	0.41	0.37	0.36	0.40	0.41	0.39	0.36	0.36
Net Gains (Losses) on Securities (Realized and Unrealized)	(5.03)	0.05	(1.33)	7.53	0.28	(2.74)	0.35	(0.30)	9.10	0.92

Total from Investment Operations	(4.58)	0.50	(0.92)	7.90	0.64	(2.34)	0.76	0.09	9.46	1.28

Less Distributions:
Net Investment Income	(0.43)	(0.43)	(0.40)	(0.36)	(0.37)	(0.39)	(0.38)	(0.38)	(0.36)	(0.37)
Net Realized Gains	(0.64)	(1.22)	(1.45)	(1.07)	(1.14)	(0.71)	(1.17)	(1.24)	(0.85)	(1.58)

Total Distributions	(1.07)	(1.65)	(1.85)	(1.43)	(1.51)	(1.10)	(1.55)	(1.62)	(1.21)	(1.95)

Net Asset Value, End of Year	$28.37	$34.02	$35.17	$37.94	$31.47	$38.59	$42.03	$42.82	$44.35	$36.10

Total Return	(13.70%)	1.93%	(2.66%)	25.40%	2.21%	(5.68%)	2.18%	0.12%	26.46%	3.75%

Net Assets, End of Year (thousands)	$3,868,490	$4,743,286	$4,603,040	$4,733,681	$3,773,302	$2,717,143	$3,115,850	$2,985,680	$2,933,705	$2,296,694
Ratio of Expenses to Average Net Assets	0.45%	0.45%	0.44%	0.44%	0.44%	0.46%	0.50%	0.52%	0.52%	0.52%
Ratio of Net Investment Income to Average Net Assets	1.55%	1.36%	1.07%	1.04%	1.17%	1.04%	0.99%	0.86%	0.87%	1.04%
Portfolio Turnover Rate	14%	24%	14%	14%	20%	12%	11%	12%	11%	10%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

53

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	T.A. U.S. Core Equity 2 Portfolio					Tax-Managed DFA International Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$19.24	$17.87	$17.56	$14.33	$14.09	$14.61	$14.61	$16.39	$13.37	$13.87

Income from Investment Operations (A)
Net Investment Income (Loss)	0.30	0.30	0.28	0.25	0.25	0.30	0.51	0.47	0.45	0.42
Net Gains (Losses) on Securities (Realized and Unrealized)	0.51	1.48	0.44	3.24	0.24	(2.88)	(0.01)	(1.79)	3.00	(0.50)

Total from Investment Operations	0.81	1.78	0.72	3.49	0.49	(2.58)	0.50	(1.32)	3.45	(0.08)

Less Distributions:
Net Investment Income	(0.28)	(0.31)	(0.27)	(0.26)	(0.25)	(0.36)	(0.50)	(0.46)	(0.43)	(0.42)
Net Realized Gains	(0.35)	(0.10)	(0.14)	—	—	—	—	—	—	—

Total Distributions	(0.63)	(0.41)	(0.41)	(0.26)	(0.25)	(0.36)	(0.50)	(0.46)	(0.43)	(0.42)

Net Asset Value, End of Year.	$19.42	$19.24	$17.87	$17.56	$14.33	$11.67	$14.61	$14.61	$16.39	$13.37

Total Return	4.31%	10.25%	4.05%	24.47%	3.55%	(17.77%)	3.52%	(8.27%)	26.13%	(0.30%)

Net Assets, End of Year (thousands)	$9,529,122	$10,121,793	$9,113,032	$8,230,938	$6,219,272	$2,392,708	$3,821,142	$3,668,647	$3,918,069	$3,005,025
Ratio of Expenses to Average Net Assets	0.24%	0.25%	0.23%	0.24%	0.24%	0.52%	0.54%	0.53%	0.53%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.24%	0.25%	0.23%	0.24%	0.24%	0.52%	0.55%	0.53%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.59%	1.64%	1.49%	1.56%	1.82%	2.34%	3.58%	2.89%	3.01%	3.32%
Portfolio Turnover Rate	3%	6%	1%	2%	7%	16%	17%	21%	16%	18%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

54

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	T.A. World Ex U.S. Core Equity Portfolio					World Ex U.S. Targeted Value Portfolio
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016
Net Asset Value, Beginning of Year	$10.64	$10.11	$11.53	$9.38	$9.30	$12.45	$12.52	$15.06	$12.04	$11.44

Income from Investment Operations (A)
Net Investment Income (Loss)	0.22	0.30	0.29	0.25	0.23	0.23	0.32	0.31	0.28	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.72)	0.53	(1.44)	2.15	0.08	(1.45)	0.26	(2.29)	3.01	0.55

Total from Investment Operations	(0.50)	0.83	(1.15)	2.40	0.31	(1.22)	0.58	(1.98)	3.29	0.80

Less Distributions:
Net Investment Income	(0.23)	(0.30)	(0.27)	(0.25)	(0.23)	(0.21)	(0.29)	(0.30)	(0.27)	(0.20)
Net Realized Gains	—	—	—	—	—	(0.11)	(0.36)	(0.26)	—	—

Total Distributions	(0.23)	(0.30)	(0.27)	(0.25)	(0.23)	(0.32)	(0.65)	(0.56)	(0.27)	(0.20)

Net Asset Value, End of Year	$9.91	$10.64	$10.11	$11.53	$9.38	$10.91	$12.45	$12.52	$15.06	$12.04

Total Return	(4.69%)	8.40%	(10.19%)	25.86%	3.48%	(9.96%)	4.99%	(13.56%)	27.61%	7.18%

Net Assets, End of Year (thousands)	$3,194,338	$3,957,333	$3,348,703	$3,368,999	$2,407,348	$508,058	$533,046	$460,155	$466,504	$281,212
Ratio of Expenses to Average Net Assets	0.36%	0.37%	0.36%	0.39%	0.45%	0.64%	0.68%	0.66%	0.67%	0.76%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.36%	0.38%	0.36%	0.39%	0.45%	0.64%	0.69%	0.66%	0.67%	0.77%
Ratio of Net Investment Income to Average Net Assets	2.17%	2.95%	2.47%	2.42%	2.57%	2.02%	2.58%	2.08%	2.04%	2.18%
Portfolio Turnover Rate	8%	8%	6%	4%	7%	22%	27%	24%	17%	28%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

55

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and six operational portfolios, eight of which (the “Portfolios”), are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

Tax-Managed U.S. Marketwide Value Portfolio (the “Feeder Fund”) invests substantially all of its assets in The Tax-Managed U.S. Marketwide Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. As of October 31, 2020, the Feeder Fund was the owner of record of 73% of the total outstanding shares of its Series.

The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio, T.A. World ex U.S. Core Equity Portfolio and World ex U.S. Targeted Value Portfolio each invests directly in securities.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, and T.A. U.S. Core Equity 2 Portfolio (the "Domestic Equity Portfolios") and Tax-Managed DFA International Value Portfolio, T.A. World ex U.S. Core Equity Portfolio and World ex U.S. Targeted Value Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where

56

the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios’ shares at the close of the NYSE, the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Tax-Managed U.S. Marketwide Value Portfolio’s investments reflect its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings (except for the Feeder Fund). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

57

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

The Feeder Fund recognizes its pro-rata share of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from its Series, which is treated as a partnership for federal income tax purposes.

The International Equity Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

T.A. World ex U.S. Core Equity Portfolio and World ex U.S. Targeted Value Portfolio are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

58

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2020, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Tax-Managed U.S. Marketwide Value Portfolio	0.34	%*
Tax-Managed U.S. Equity Portfolio	0.19	%*
Tax-Managed U.S. Targeted Value Portfolio	0.41	%*
Tax-Managed U.S. Small Cap Portfolio	0.42	%*
T.A. U.S. Core Equity 2 Portfolio	0.21	%*
Tax-Managed DFA International Value Portfolio	0.47	%*
T.A. World ex U.S. Core Equity Portfolio	0.31	%*
World ex U.S. Targeted Value Portfolio	0.55	%*

*	Effective as of February 28, 2020, the management fees payable by the following Portfolios were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2020	Management Fee Effective February 28, 2020
Tax-Managed U.S. Marketwide Value Portfolio	0.35%	0.33%
Tax-Managed U.S. Equity Portfolio	0.20%	0.18%
Tax-Managed U.S. Targeted Value Portfolio	0.42%	0.40%
Tax-Managed U.S. Small Cap Portfolio	0.45%	0.40%
T.A. U.S. Core Equity 2 Portfolio	0.22%	0.20%
Tax-Managed DFA International Value Portfolio	0.50%	0.45%
T.A. World ex U.S. Core Equity Portfolio	0.32%	0.30%
World ex U.S. Targeted Value Portfolio	0.58%	0.53%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Tax-Managed U.S. Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio, T.A. World ex U.S. Core Equity Portfolio and World ex U.S. Targeted Value Portfolio, as described in the notes below. The Fee Waiver Agreements for the Portfolios below will remain in effect through February 28, 2021, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. Pursuant to a Fee Waiver Agreement with the Feeder Fund, the Advisor has contractually agreed to waive certain management fees paid by the Feeder Fund, as described in the notes below. The Fee Waiver Agreement for the Feeder Fund will remain in effect permanently, unless terminated by the Fund. During the year ended October 31, 2020, the non-Feeder Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2020, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2020, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of a Portfolio are less than the applicable Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Advisor, however, will not be reimbursed by the Feeder Portfolio in connection with its Permanent Fee Waiver (defined below). The Fund, on behalf of a Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the World ex U.S. Targeted Value Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset the Portfolio’s proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor.

59

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Tax-Managed U.S. Marketwide Value Portfolio (1)	—	0.33%	—	$9,208	—
Tax-Managed U.S. Equity Portfolio (2)	0.22%	—	$224	174	$392
T.A. U.S. Core Equity 2 Portfolio (3)	0.30%	—	—	—	—
T.A. World ex U.S. Core Equity Portfolio (4)	0.39%	—	—	—	—
World ex U.S. Targeted Value Portfolio (5)	0.80%	0.53%	—	—	—

(1)

Effective February 28, 2020, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Feeder Fund to the extent necessary to limit the total management fees paid to the Advisor by the Feeder Fund, including the proportionate share of the management fees the Feeder Fund pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed above as a percentage of the average net assets of a class of the Feeder Fund on an annualized basis (the “Permanent Fee Waiver”). From July 21, 2015 to February 27, 2020, the Total Management Fee Limit pursuant to the Permanent Fee Waiver was 0.35%.

(2)

The Advisor has contractually agreed to waive its management fee and assume the ordinary operating expenses of a class of the Tax-Managed U.S. Equity Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to reduce the expenses of a class of the Portfolio when its total operating expenses exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(3)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of the T.A. U.S. Core Equity 2 Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(4)

The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the T.A. World ex U.S. Core Equity Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). Prior to January 1, 2017, the Expense Limitation Amount was 0.60% of the average net assets of such class of the Portfolio on an annualized basis.

(5)

Effective February 28, 2020, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.53% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). Prior to February 28, 2020, the Total Management Fee Limit was 0.58%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

Earned Income Credit:

Additionally, certain Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio’s net assets. During the year ended October 31, 2020, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
Tax-Managed DFA International Value Portfolio	$98
T.A. World ex U.S. Core Equity Portfolio	58
World ex U.S. Targeted Value Portfolio	19

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Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2020, the total related amount paid by the Fund to the CCO was $309 (in thousands). The total related amounts paid by the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2020, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Tax-Managed U.S. Marketwide Value Portfolio	$141
Tax-Managed U.S. Equity Portfolio	137
Tax-Managed U.S. Targeted Value Portfolio	140
Tax-Managed U.S. Small Cap Portfolio	84
T.A. U.S. Core Equity 2 Portfolio	188
Tax-Managed DFA International Value Portfolio	116
T.A. World ex U.S. Core Equity Portfolio	74
World ex U.S. Targeted Value Portfolio	6

E. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Portfolios made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands):

	Other Investment Securities
	Purchases	Sales
Tax-Managed U.S. Equity Portfolio	$95,063	$247,729
Tax-Managed U.S. Targeted Value Portfolio	550,037	604,250
Tax-Managed U.S. Small Cap Portfolio	340,441	446,303
T.A. U.S. Core Equity 2 Portfolio	297,274	950,979
Tax-Managed DFA International Value Portfolio	456,475	1,026,407
T.A. World ex U.S. Core Equity Portfolio	276,910	650,929
World ex U.S. Targeted Value Portfolio	151,966	109,402

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

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The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
Tax-Managed U.S. Equity Portfolio
The DFA Short Term Investment Fund	$81,970	$818,511	$860,911	$(20)	$(6)	$39,544	3,417	$614	—

Total	$81,970	$818,511	$860,911	$(20)	$(6)	$39,544	3,417	$614	—

Tax-Managed U.S. Targeted Value Portfolio
The DFA Short Term Investment Fund	$388,737	$1,116,855	$1,380,514	$23	$(27)	$125,074	10,809	$1,676	—

Total	$388,737	$1,116,855	$1,380,514	$23	$(27)	$125,074	10,809	$1,676	—

Tax-Managed U.S. Small Cap Portfolio
The DFA Short Term Investment Fund	$311,962	$995,969	$1,162,886	$20	$(12)	$145,053	12,536	$1,807	—

Total	$311,962	$995,969	$1,162,886	$20	$(12)	$145,053	12,536	$1,807	—

T.A. U.S. Core Equity 2 Portfolio
The DFA Short Term Investment Fund	$374,061	$1,768,467	$1,974,290	$(37)	$(15)	$168,186	14,535	$2,292	—

Total	$374,061	$1,768,467	$1,974,290	$(37)	$(15)	$168,186	14,535	$2,292	—

Tax-Managed DFA International Value Portfolio
The DFA Short Term Investment Fund	$3	$295,965	$289,613	—	$4	$6,359	550	$41	—

Total	$3	$295,965	$289,613	—	$4	$6,359	550	$41	—

T.A. World ex U.S. Core Equity Portfolio
The DFA Short Term Investment Fund	$9,385	$164,127	$149,047	$(1)	$4	$24,468	2,115	$85	—

Total	$9,385	$164,127	$149,047	$(1)	$4	$24,468	2,115	$85	—

World ex U.S. Targeted Value Portfolio
The DFA Short Term Investment Fund	$2,797	$28,505	$27,705	$1	$1	$3,599	311	$29	—

Total	$2,797	$28,505	$27,705	$1	$1	$3,599	311	$29	—

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F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2020, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” net foreign currency gains/losses, non deductible expenses, foreign capital gains tax, and tax equalization, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2019, and October 31, 2020, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Tax-Managed U.S. Marketwide Value Portfolio
2019	$92,747	$160,445	—	$253,192
2020	92,207	69,784	—	161,991
Tax-Managed U.S. Equity Portfolio
2019	68,491	6,005	—	74,496
2020	64,573	—	—	64,573
Tax-Managed U.S. Targeted Value Portfolio
2019	57,437	156,715	—	214,152
2020	59,992	89,816	—	149,808
Tax-Managed U.S. Small Cap Portfolio
2019	27,635	81,215	—	108,850
2020	27,794	52,632	—	80,426
T.A. U.S. Core Equity 2 Portfolio
2019	159,143	52,961	—	212,104
2020	142,077	180,449	—	322,526
Tax-Managed DFA International Value Portfolio
2019	128,645	—	—	128,645
2020	80,394	—	—	80,394
T.A. World ex U.S. Core Equity Portfolio
2019	110,031	—	—	110,031
2020	75,881	—	—	75,881
World ex U.S. Targeted Value Portfolio
2019	12,161	11,822	—	23,983
2020	9,362	4,663	—	14,025

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As of October 31, 2020, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Tax-Managed U.S. Marketwide Value Portfolio	$(3,794)	—	$(3,794)
Tax-Managed U.S. Equity Portfolio	(1,797)	—	(1,797)
Tax-Managed U.S. Targeted Value Portfolio	(4,307)	—	(4,307)
Tax-Managed U.S. Small Cap Portfolio	(817)	—	(817)
T.A. U.S. Core Equity 2 Portfolio	(4,555)	—	(4,555)
Tax-Managed DFA International Value Portfolio	(4,396)	—	(4,396)
T.A. World ex U.S. Core Equity Portfolio	(7,671)	—	(7,671)
World ex U.S. Targeted Value Portfolio	(1,049)	—	(1,049)

As of October 31, 2020, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Tax-Managed U.S. Marketwide Value Portfolio	$6,132	—	$(65,467)	$1,804,532	$1,745,197
Tax-Managed U.S. Equity Portfolio	9,284	—	(26,504)	2,493,608	2,476,388
Tax-Managed U.S. Targeted Value Portfolio	7,040	—	(115,833)	1,004,477	895,684
Tax-Managed U.S. Small Cap Portfolio	599	—	(77,427)	1,094,921	1,018,093
T.A. U.S. Core Equity 2 Portfolio	5,572	—	(35,490)	4,447,137	4,417,219
Tax-Managed DFA International Value Portfolio	—	—	(567,675)	(196,569)	(764,244)
T.A. World ex U.S. Core Equity Portfolio	2,350	—	(169,180)	264,262	97,432
World ex U.S. Targeted Value Portfolio	891	—	(3,446)	(71,078)	(73,633)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Tax-Managed U.S. Marketwide Value Portfolio	$65,467	$65,467
Tax-Managed U.S. Equity Portfolio	26,504	26,504
Tax-Managed U.S. Targeted Value Portfolio	115,833	115,833
Tax-Managed U.S. Small Cap Portfolio	77,427	77,427
T.A. U.S. Core Equity 2 Portfolio	35,490	35,490
Tax-Managed DFA International Value Portfolio	567,675	567,675
T.A. World ex U.S. Core Equity Portfolio	169,180	169,180
World ex U.S. Targeted Value Portfolio	3,446	3,446

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During the year ended October 31, 2020, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Tax-Managed U.S. Marketwide Value Portfolio	$2,334,415	$1,804,532	—	$1,804,532
Tax-Managed U.S. Equity Portfolio	1,741,085	2,576,297	$(82,694)	2,493,603
Tax-Managed U.S. Targeted Value Portfolio	2,978,584	1,313,079	(308,602)	1,004,477
Tax-Managed U.S. Small Cap Portfolio	1,767,603	1,226,856	(131,935)	1,094,921
T.A. U.S. Core Equity 2 Portfolio	5,246,259	4,907,944	(460,807)	4,447,137
Tax-Managed DFA International Value Portfolio	2,557,498	328,963	(525,627)	(196,664)
T.A. World ex U.S. Core Equity Portfolio	2,938,179	883,667	(619,297)	264,370
World ex U.S. Targeted Value Portfolio	579,990	60,774	(131,879)	(71,105)

The difference between GAAP-basis and tax-basis unrealized gain (losses) can occur as a result of wash sales and investments in passive foreign investment companies.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolios.

2. Forward Currency Contracts: The Tax-Managed DFA International Value Portfolio, T.A. World ex U.S. Core Equity Portfolio and World ex U.S. Targeted Value Portfolio may each acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio’s currency exposure with respect to a foreign market will be based primarily

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on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by a Portfolio as an unrealized gain or loss, which is presented in the Portfolio’s Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts.

3. Futures Contracts: The Portfolios listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. Government securities to a broker, in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contract is closed. When the contract is closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2020 was as follows (amounts in thousands):

Futures*
Tax-Managed DFA International Value Portfolio	$23,532
World ex U.S. Targeted Value Portfolio	456

*	Average Notional Value of contracts

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2020 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2020	Equity Contracts (1)
Tax-Managed DFA International Value Portfolio	$(656)	$(656)

(1)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.

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The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2020 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
Tax-Managed U.S. Targeted Value Portfolio	$(3)	$(3	)*
Tax-Managed U.S. Small Cap Portfolio	(1)	(1	)*
Tax-Managed DFA International Value Portfolio	2,278	2,278
T.A. World ex U.S. Core Equity Portfolio	63	63	*
World ex U.S. Targeted Value Portfolio	620	620	*

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
Tax-Managed DFA International Value Portfolio	$(910)	$(910)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2020, there were no futures contracts outstanding. During the year ended October 31, 2020, the Portfolios had limited activity in futures contracts.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

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For the year ended October 31, 2020, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
Tax-Managed U.S. Equity Portfolio	1.36%	$1,577	11	$1	$3,554	—
Tax-Managed U.S. Targeted Value Portfolio	1.12%	10,073	25	9	24,832	—
Tax-Managed U.S. Small Cap Portfolio	1.12%	9,624	26	9	39,871	—
T.A. U.S. Core Equity 2 Portfolio	1.61%	35,087	25	44	107,069	—
Tax-Managed DFA International Value Portfolio	1.09%	27,663	45	40	95,713	—
T.A. World ex U.S. Core Equity Portfolio	1.09%	11,318	85	39	77,944	—
World ex U.S. Targeted Value Portfolio	1.67%	2,240	41	5	18,963	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that each Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2020, activity by the Portfolios under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2020
T.A. World ex U.S. Core Equity Portfolio	Borrower	0.49%	$91,589	4	$5	$108,620	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020 that the Portfolio utilized the interfund lending program.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are

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or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors/Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2020, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Tax-Managed U.S. Equity Portfolio	$8,553	$49,349	$(1,651)
Tax-Managed U.S. Targeted Value Portfolio	135,232	45,589	(39,906)
Tax-Managed U.S. Small Cap Portfolio	59,276	46,831	(31,711)
T.A. U.S. Core Equity 2 Portfolio	21,809	51,402	(13,416)
Tax-Managed DFA International Value Portfolio	38,893	54,343	(16,589)
T.A. World ex U.S. Core Equity Portfolio	11,897	24,057	(4,770)
World ex U.S. Targeted Value Portfolio	7,620	7,402	(1,956)

J. Securities Lending:

As of October 31, 2020, certain of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. Additionally, the following Portfolios received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
Tax-Managed U.S. Equity Portfolio	$58,124
Tax-Managed U.S. Targeted Value Portfolio	112,701
Tax-Managed U.S. Small Cap Portfolio	93,373
T.A. U.S. Core Equity 2 Portfolio	177,927
Tax-Managed DFA International Value Portfolio	652
T.A. World ex U.S. Core Equity Portfolio	16,567
World ex U.S. Targeted Value Portfolio	2,908

Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

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Subject to its stated investment policies, a Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, a Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements
	As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions

Tax-Managed U.S. Equity Portfolio
Common Stocks, Preferred Stocks	$39,557	—	—	—	$39,557
Tax-Managed U.S. Targeted Value Portfolio
Common Stocks, Preferred Stocks	125,057	—	—	—	125,057
Tax-Managed U.S. Small Cap Portfolio
Common Stocks, Preferred Stocks, Rights/Warrants	145,039	—	—	—	145,039
T.A. U.S. Core Equity 2 Portfolio
Common Stocks, Preferred Stocks	168,282	—	—	—	168,282
Tax-Managed DFA International Value Portfolio
Common Stocks, Preferred Stocks	6,364	—	—	—	6,364
T.A. World ex U.S. Core Equity Portfolio
Common Stocks, Preferred Stocks, Rights/Warrants	24,463	—	—	—	24,463
World ex U.S. Targeted Value Portfolio
Common Stocks, Preferred Stocks, Rights/Warrants	3,598	—	—	—	3,598

K. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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L. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolios’ adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

M. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

N. Other:

As of October 31, 2020, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Tax-Managed U.S. Marketwide Value Portfolio	3	89%
Tax-Managed U.S. Equity Portfolio	4	92%
Tax-Managed U.S. Targeted Value Portfolio	3	94%
Tax-Managed U.S. Small Cap Portfolio	3	92%
T.A. U.S. Core Equity 2 Portfolio	3	88%
Tax-Managed DFA International Value Portfolio	3	93%
T.A. World ex U.S. Core Equity Portfolio	3	86%
World ex U.S. Targeted Value Portfolio	3	98%

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The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

The Tax-Managed U.S. Marketwide Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the “District Court”), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the “Tribune MDL”). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company (“Tribune”) (the “LBO”) and Tribune’s subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The Tax-Managed U.S. Marketwide Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the “Individual Creditor Actions”) and a lawsuit brought by the trustee of a litigation trust (the “Trustee”) to whom Tribune’s committee of unsecured creditors assigned claims (the “Committee Action,” and with the Individual Creditor Actions, collectively referred to as the “Tribune Lawsuits”). The Tribune Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

On September 23, 2013, the District Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the District Court’s dismissal order to the United States Court of Appeals for the Second Circuit (the “Second Circuit”), and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the “Supreme Court”), seeking review of the Second Circuit’s ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court’s decision in MERIT MANAGEMENT GROUP, LP v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) (“Merit Mgmt.”), which addressed the scope of the Bankruptcy Code’s safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs’ petition for certiorari. On December 19, 2019, the Second Circuit again affirmed the District Court’s dismissal of the Individual Creditor Actions on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs moved the Second Circuit for rehearing, which the Second Circuit denied. The individual creditor plaintiffs recently filed a second petition for certiorari with the Supreme Court, which is pending.

On January 6, 2017, the District Court granted the shareholder defendants’ motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee’s proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code’s safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the District Court’s dismissal order and order denying the Trustee’s motion for leave to amend to the Second Circuit. The Second Circuit held oral argument on August 24, 2020, and the parties await the Second Circuit’s ruling.

Litigation counsel to The Tax-Managed U.S. Marketwide Value Series in the Tribune Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Tribune Lawsuits or quantify the ultimate exposure to The Tax-Managed U.S. Marketwide Value Series arising from the Tribune Lawsuits. Until The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the net asset value of The Tax-Managed U.S. Marketwide Value Series will be made relating to the Tribune Lawsuits. However, even if the plaintiffs in the Tribune Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The Tax-Managed U.S. Marketwide Value Series at this time.

The Tax-Managed U.S. Marketwide Value Series also cannot quantify the cost of the Tribune Lawsuits that could potentially be deducted from its net asset value.Therefore, at this time, those investors buying or redeeming shares of The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on the net

72

asset value of The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Tribune Lawsuits. The attorneys’ fees and costs relating to the Tribune Lawsuits will be borne by The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expenses incurred by The Tax-Managed U. S. Marketwide Value Series.

O. Subsequent Event Evaluations:

On November 12, 2020, President Trump issued an Executive Order titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Beginning January 11, 2021, the Order will prohibit U.S. entities from participating in certain types of transactions involving securities of Chinese companies known to be associated with the Chinese military. Management is currently evaluating the Order’s effect on the Funds.

As described in a November 2, 2020 Supplement to the Funds’ Prospectuses, effective February 28, 2021, the Advisor will reduce its investment management fees for certain Portfolios. Please refer to the Funds’ Prospectuses for additional information regarding fees and expenses of the Portfolios.

On November 17, 2020, the Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Small Cap Portfolio, Tax-Managed U.S. Targeted Value Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio notified shareholders that the Board of Directors of the Fund approved converting such Portfolios into exchange-traded funds (“ETFs”) by the reorganization of each Portfolio into a corresponding ETF, as listed below, which will be newly created series of the Dimensional ETF Trust. A Prospectus/Information Statement with respect to the reorganization will be mailed before the consummation of the reorganization to holders of each Portfolio’s shares as of the record date.

Portfolio	ETF
Tax-Managed U.S. Equity Portfolio	Dimensional U.S. Equity ETF
Tax-Managed U.S. Small Cap Portfolio	Dimensional U.S. Small Cap ETF
Tax-Managed U.S. Targeted Value Portfolio	Dimensional U.S. Targeted Value ETF
T.A. U.S. Core Equity 2 Portfolio	Dimensional U.S. Core Equity 2 ETF
Tax-Managed DFA International Value Portfolio	Dimensional International Value ETF
T.A. World ex U.S. Core Equity Portfolio	Dimensional World ex U.S. Core Equity 2 ETF

73

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio, T.A. World ex U.S. Core Equity Portfolio and World ex U.S. Targeted Value Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Tax-Managed U.S. Marketwide Value Portfolio and summary schedules of portfolio holdings of Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio, T.A. World ex U.S. Core Equity Portfolio and World ex U.S. Targeted Value Portfolio (eight of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020, and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Tax-Managed U.S. Marketwide Value Series vs.

Russell 3000® Value Index

October 31, 2010-October 31, 2020

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

75

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2020

U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, gained approximately 10.15%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2020

Russell 3000® Index	10.15%
Russell 1000® Index (large-cap stocks)	10.87%
Russell Midcap® Index (mid-cap stocks)	4.12%
Russell 2000® Index (small-cap stocks)	-0.14%
Russell Microcap® Index (micro-cap stocks)	3.15%
Dow Jones U.S. Select REIT Index SM	-25.14%

Total Return for 12 Months Ended October 31, 2020

Russell 1000® Value Index (large-cap value stocks)	-7.57%
Russell 1000® Growth Index (large-cap growth stocks)	29.22%
Russell 2000® Value Index (small-cap value stocks)	-13.92%
Russell 2000® Growth Index (small-cap growth stocks)	13.37%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Tax-Managed U.S. Marketwide Value Series

The Tax-Managed U.S. Marketwide Value Series invests in a broadly diversified group of U.S. low relative price (value) stocks while considering the federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2020, the Series held approximately 1,090 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2020, total returns were -9.34% for the Series and -8.00% for the Russell 3000® Value Index, the Series’ benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Series’ greater emphasis on value stocks detracted from performance relative to the benchmark. Additionally, the Series’ greater emphasis on stocks with smaller market capitalizations detracted from relative performance as small-cap stocks underperformed large-cap stocks. Conversely, the Series’ exclusion of real estate investment trusts (REITs) had a positive impact on relative performance, as REITs generally underperformed in the U.S.

76

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2020

EXPENSE TABLE

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The Tax-Managed U.S. Marketwide Value Series
Actual Fund Return	$1,000.00	$1,078.50	0.21%	$1.10
Hypothetical 5% Annual Return	$1,000.00	$1,024.08	0.21%	$1.07

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

77

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 29, 2020. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

The Tax-Managed U.S. Marketwide Value Series
Communication Services	15.3%
Consumer Discretionary	6.8%
Consumer Staples	7.6%
Energy	4.9%
Financials	18.0%
Health Care	19.8%
Industrials	14.5%
Information Technology	9.1%
Materials	3.7%
Real Estate	0.2%
Utilities	0.1%

100.0%

78

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2020

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.8%)
COMMUNICATION SERVICES — (15.1%)
Activision Blizzard, Inc.	496,359	$37,589,267	0.7%
AT&T, Inc.	7,109,251	192,091,962	3.4%
#* Charter Communications, Inc., Class A	339,394	204,932,885	3.6%
Comcast Corp., Class A	5,775,217	243,945,166	4.3%
* T-Mobile US, Inc.	282,437	30,946,622	0.5%
Walt Disney Co. (The)	498,715	60,469,194	1.1%
Other Securities		101,138,335	1.7%

TOTAL COMMUNICATION SERVICES		871,113,431	15.3%

CONSUMER DISCRETIONARY — (6.7%)
Ford Motor Co.	2,868,969	22,177,130	0.4%
General Motors Co.	1,095,598	37,830,999	0.7%
Target Corp.	259,962	39,571,416	0.7%
Other Securities		285,518,006	5.0%

TOTAL CONSUMER DISCRETIONARY		385,097,551	6.8%

CONSUMER STAPLES — (7.5%)
Archer-Daniels-Midland Co.	750,362	34,696,739	0.6%
Mondelez International, Inc., Class A	2,081,099	110,547,979	2.0%
Tyson Foods, Inc., Class A	405,030	23,179,867	0.4%
Walgreens Boots Alliance, Inc.	624,054	21,242,798	0.4%
Walmart, Inc.	1,115,621	154,792,414	2.7%
Other Securities		88,996,694	1.5%

TOTAL CONSUMER STAPLES		433,456,491	7.6%

ENERGY — (4.8%)
Chevron Corp.	1,161,733	80,740,443	1.4%
ConocoPhillips	1,439,649	41,202,754	0.7%
Marathon Petroleum Corp.	1,004,662	29,637,529	0.5%
Phillips 66	723,574	33,761,963	0.6%
Valero Energy Corp.	605,899	23,393,760	0.4%
Other Securities		67,853,194	1.2%

TOTAL ENERGY		276,589,643	4.8%

FINANCIALS — (17.8%)
Bank of America Corp.	5,929,136	140,520,547	2.5%
Capital One Financial Corp.	333,920	24,402,874	0.4%
Citigroup, Inc.	1,441,183	59,693,800	1.1%
Goldman Sachs Group, Inc. (The)	198,993	37,617,637	0.7%
JPMorgan Chase & Co.	2,307,658	226,242,790	4.0%
Morgan Stanley	1,127,557	54,291,870	1.0%
Wells Fargo & Co.	1,288,810	27,644,974	0.5%
Other Securities		454,123,923	7.8%

TOTAL FINANCIALS		1,024,538,415	18.0%

HEALTH CARE — (19.6%)
Abbott Laboratories	915,297	96,206,868	1.7%
Anthem, Inc.	504,640	137,665,792	2.4%
Cigna Corp.	285,386	47,650,900	0.8%
CVS Health Corp.	1,510,745	84,737,687	1.5%

79

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Danaher Corp.	375,873	$86,277,888	1.5%
Humana, Inc.	198,071	79,085,789	1.4%
Medtronic P.L.C.	814,175	81,881,580	1.4%
Pfizer, Inc.	3,696,959	131,168,105	2.3%
Thermo Fisher Scientific, Inc.	435,609	206,095,330	3.6%
UnitedHealth Group, Inc.	89,716	27,375,940	0.5%
Other Securities		150,097,524	2.7%

TOTAL HEALTH CARE		1,128,243,403	19.8%

INDUSTRIALS — (14.4%)
CSX Corp.	1,008,000	79,571,520	1.4%
Eaton Corp. P.L.C.	265,270	27,532,373	0.5%
FedEx Corp.	144,562	37,509,502	0.7%
Norfolk Southern Corp.	545,229	114,018,288	2.0%
Republic Services, Inc.	429,755	37,891,498	0.7%
Southwest Airlines Co.	531,263	21,000,826	0.4%
Stanley Black & Decker, Inc.	129,900	21,589,380	0.4%
Trane Technologies P.L.C.	213,109	28,290,220	0.5%
Union Pacific Corp.	295,838	52,419,535	0.9%
Other Securities		408,009,562	7.0%

TOTAL INDUSTRIALS		827,832,704	14.5%

INFORMATION TECHNOLOGY — (9.0%)
Corning, Inc.	785,955	25,126,981	0.5%
Fidelity National Information Services, Inc.	198,899	24,780,826	0.4%
Intel Corp.	4,073,898	180,392,203	3.2%
* Micron Technology, Inc.	878,203	44,208,739	0.8%
Other Securities		242,132,476	4.2%

TOTAL INFORMATION TECHNOLOGY		516,641,225	9.1%

MATERIALS — (3.6%)
Newmont Corp.	502,635	31,585,583	0.6%
Other Securities		176,417,858	3.0%

TOTAL MATERIALS		208,003,441	3.6%

REAL ESTATE — (0.2%)
Other Securities		11,883,755	0.2%

UTILITIES — (0.1%)
Other Securities		8,312,129	0.1%

TOTAL COMMON STOCKS		5,691,712,188	99.8%

PREFERRED STOCKS — (0.0%)

CONSUMER DISCRETIONARY — (0.0%)
Other Security		1,224,315	0.0%

80

THE TAX-MANAGED U.S. MAKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡

INDUSTRIALS — (0.0%)
Other Security		$327,880	0.0%

TOTAL PREFERRED STOCKS		1,552,195	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,184,925,593)		5,693,264,383

TEMPORARY CASH INVESTMENTS — (0.0%)
State Street Institutional U.S. Government Money Market Fund, 0.026%	716,493	716,493	0.0%

SECURITIES LENDING COLLATERAL — (1.2%)
@§ The DFA Short Term Investment Fund	5,788,274	66,976,114	1.2%

TOTAL INVESTMENTS—(100.0%) (Cost $3,252,609,084)		$5,760,956,990	101.0%

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total

Common Stocks
Communication Services	$871,113,431	—	—	$871,113,431
Consumer Discretionary	385,095,188	$2,363	—	385,097,551
Consumer Staples	433,456,491	—	—	433,456,491
Energy	276,589,643	—	—	276,589,643
Financials	1,024,534,233	4,182	—	1,024,538,415
Health Care	1,128,243,403	—	—	1,128,243,403
Industrials	827,832,704	—	—	827,832,704
Information Technology	516,641,225	—	—	516,641,225
Materials	208,003,441	—	—	208,003,441
Real Estate	11,883,755	—	—	11,883,755
Utilities	8,312,129	—	—	8,312,129
Preferred Stocks
Consumer Discretionary	1,224,315	—	—	1,224,315
Industrials	327,880	—	—	327,880
Temporary Cash Investments	716,493	—	—	716,493
Securities Lending Collateral	—	66,976,114	—	66,976,114

TOTAL	$5,693,974,331	$66,982,659	—	$5,760,956,990

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

(Amounts in thousands)

ASSETS:	The Tax-Managed U.S. Marketwide Value Series*
Investment Securities at Value (including $168,416 of securities on loan, respectively)	$5,693,265
Temporary Cash Investments at Value & Cost	716
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $66,967)	66,976
Cash	133
Receivables:
Investment Securities Sold	193
Dividends and Interest	10,047
Securities Lending Income	163

Total Assets	5,771,493

LIABILITIES:
Payables:
Upon Return of Securities Loaned	66,979
Due to Advisor	1,006
Line of Credit	1
Accrued Expenses and Other Liabilities	619

Total Liabilities	68,605

NET ASSETS	$5,702,888

Investment Securities at Cost	$3,184,926

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

The Tax-Managed U.S. Marketwide Value Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $23)	$151,096
Income from Securities Lending	1,050

Total Investment Income	152,146

Expenses
Investment Management Fees	12,568
Accounting & Transfer Agent Fees	281
Custodian Fees	71
Shareholders’ Reports	38
Directors’/Trustees’ Fees & Expenses	48
Professional Fees	86
Other	171

Total Expenses	13,263

Net Expenses	13,263

Net Investment Income (Loss)	138,883

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(86,283)
Affiliated Investment Companies Shares Sold	(12)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(810,076)
Affiliated Investment Companies Shares	(7)

Net Realized and Unrealized Gain (Loss)	(896,378)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(757,495)

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Tax-Managed U.S. Marketwide Value Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$138,883	$151,159
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(86,283)	102,290
Affiliated Investment Companies Shares Sold	(12)	—
Futures	—	(2,039)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(810,076)	326,938
Affiliated Investment Companies Shares	(7)	9

Net Increase (Decrease) in Net Assets Resulting from Operations	(757,495)	578,357

Transactions in Interest:
Contributions	246,812	305,972
Withdrawals	(1,064,184)	(436,360)

Net Increase (Decrease) from Transactions in Interest	(817,372)	(130,388)

Total Increase (Decrease) in Net Assets	(1,574,867)	447,969
Net Assets
Beginning of Year	7,277,755	6,829,786

End of Year	$5,702,888	$7,277,755

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2020 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Tax-Managed U.S. Marketwide Value Series
	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2017	Year Ended Oct 31, 2016

Total Return	(9.34%)	8.83%	4.26%	22.61%	2.79%

Net Assets, End of Year (thousands)	$5,702,888	$7,277,755	$6,829,786	$6,667,096	$5,538,404
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.21%	2.20%	1.99%	2.02%	2.05%
Portfolio Turnover Rate	6%	10%	5%	7%	9%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven operational portfolios, one of which, The Tax-Managed U.S. Marketwide Value Series (the “Series”), is presented in this section of the report. The remaining ten operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day.

Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

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A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses. As of October 31, 2020, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $196 (in thousands).

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or its Series are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2020, the Series’ investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

The Tax-Managed U.S. Marketwide Value Series	0.20%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2020, the total related amount paid by the Trust to the CCO was $63 (in thousands). The total related amount paid by the Series is included in Other Expenses on the Statement of Operations.

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D. Purchases and Sales of Securities:

For the year ended October 31, 2020, the Series made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands):

	Other Investment Securities
	Purchases	Sales
The Tax-Managed U.S. Marketwide Value Series	$354,544	$996,056

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2020, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2020	Shares as of October 31, 2020	Dividend Income	Capital Gain Distributions
The Tax-Managed U.S. Marketwide Value Series
The DFA Short Term Investment Fund	$101,760	$852,432	$887,197	$(12)	$(7)	$66,976	5,788	$720	—

Total	$101,760	$852,432	$887,197	$(12)	$(7)	$66,976	5,788	$720	—

E. Federal Income Taxes:

The Series is treated as a partnership for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

As of October 31, 2020, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The Tax-Managed U.S. Marketwide Value Series	$3,251,479	$2,818,127	$(308,649)	$2,509,478

The difference between GAAP-basis and tax-basis unrealized gain (losses) can occur as a result of wash sales and other book to tax differences.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’ financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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F. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

1. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series will be subject to equity price risk when entering into stock index futures. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

G. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 8, 2020, with its domestic custodian bank. A line of credit with similar terms was in effect through April 8, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 7, 2021.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2020. A line of credit with similar terms was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2021.

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For the year ended October 31, 2020, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2020
The Tax-Managed U.S. Marketwide Value Series	1.14%	$12,396	81	$27	$58,044	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that the Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not use the interfund lending program during the year ended October 31, 2020.

H. Affiliated Trades:

Cross trades for the year ended October 31, 2020, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2020, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The Tax-Managed U.S. Marketwide Value Series	$38,024	$22,248	$(562)

I. Securities Lending:

As of October 31, 2020, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. Additionally, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
The Tax-Managed U.S. Marketwide Value Series	$106,259

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The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The Tax-Managed U.S. Marketwide Value Series
Common Stocks, Preferred Stocks	$66,979	—	—	—	$66,979

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those

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annual periods. The Series’ adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

L. Coronavirus (COVID-19) Pandemic:

The continued worldwide spread of novel coronavirus (COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations regarding the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, there may be a detrimental impact on returns in the near term.

M. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

The Tax-Managed U.S. Marketwide Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the “District Court”), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the “Tribune MDL”). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company (“Tribune”) (the “LBO”) and Tribune’s subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The Tax-Managed U.S. Marketwide Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the “Individual Creditor Actions”) and a lawsuit brought the trustee of a litigation trust (the “Trustee”) to whom Tribune’s committee of unsecured creditors assigned claims (the “Committee Action,” and with the Individual Creditor Actions, collectively referred to as the “Tribune Lawsuits”). The Tribune Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

On September 23, 2013, the District Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the District Court’s dismissal order to the United States Court of Appeals for the Second Circuit (the “Second Circuit”), and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the “Supreme Court”), seeking review of the Second Circuit’s ruling. Thereafter, the individual creditor plaintiffs

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moved the Second Circuit to review its prior ruling in light of the Supreme Court’s decision in MERIT MANAGEMENT GROUP, LP v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) (“Merit Mgmt.”), which addressed the scope of the Bankruptcy Code’s safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs’ petition for certiorari. On December 19, 2019, the Second Circuit again affirmed the District Court’s dismissal of the Individual Creditor Actions on the grounds that the individual creditor plaintiffs’ claims are preempted and barred by the Bankruptcy Code’s safe harbor for securities transactions. The individual creditor plaintiffs moved the Second Circuit for rehearing, which the Second Circuit denied. The individual creditor plaintiffs recently filed a second petition for certiorari with the Supreme Court, which is pending.

On January 6, 2017, the District Court granted the shareholder defendants’ motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee’s proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code’s safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the District Court’s dismissal order and order denying the Trustee’s motion for leave to amend to the Second Circuit. The Second Circuit held oral argument on August 24, 2020, and the parties await the Second Circuit’s ruling.

Litigation counsel to The Tax-Managed U.S. Marketwide Value Series in the Tribune Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Tribune Lawsuits or quantify the ultimate exposure to The Tax-Managed U.S. Marketwide Value Series arising from the Tribune Lawsuits. Until The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the net asset value of The Tax-Managed U.S. Marketwide Value Series will be made relating to the Tribune Lawsuits. However, even if the plaintiffs in the Tribune Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The Tax-Managed U.S. Marketwide Value Series at this time.

The Tax-Managed U.S. Marketwide Value Series also cannot quantify the cost of the Tribune Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on the net asset value of The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Tribune Lawsuits. The attorneys’ fees and costs relating to the Tribune Lawsuits will be borne by The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expenses incurred by The Tax-Managed U.S. Marketwide Value Series.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The Tax-Managed U.S. Marketwide Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The Tax-Managed U.S. Marketwide Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2020.

Each Board’s Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee did not meet during the fiscal year ended October 31, 2020.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2020.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

95

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG - Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	132 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017 for the Funds	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Visiting Scholar, Federal Reserve Bank of Richmond (since 1990). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015 to 2016).	132 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since March 2019 for the Funds	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984).	132 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- April 2018).

Roger G. Ibbotson Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006 - 2016).	132 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	132 portfolios in 5 investment companies	Formerly, Adviser, Kuapay, Inc. (2013-2014). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980- 2014).

96

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000 for the Funds	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	132 portfolios in 5 investment companies	Director (since
2000) and
formerly, Lead
Director
(2014-2017),
HNI
Corporation
(office
furniture);
Director,
Ryder System
Inc.
(transportation,
logistics and
supply-chain
management)
(since 2003);
and Trustee,
UBS Funds (3
investment
companies
within the fund
complex) (19
portfolios)
(since 2009).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since March 2019 for the Funds	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since January 2018). President, Western Finance Association (global association of academic researchers and practitioners in finance) (since June 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016).	132 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

97

Interested Director

The following interested Director is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	DFAIDG - Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of “DEM, DFAIDG, “DIG and DFAITC. Executive Chairman, and formerly, President and Co-Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010-September 2017).	132 portfolios in 5 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

98

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•   all the DFA Entities (since 2001)

•   DFA Australia Limited (since 2002)

•   Dimensional Fund Advisors Ltd. (since 2002)

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

•   Dimensional Hong Kong Limited (since 2012)

•   Dimensional ETF Trust (since June 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•   DFAIDG, DIG, DFAITC and DEM (since September 2019)

•   Dimensional ETF Trust (since June 2020)

Vice President (since January 2018) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investment LLC

•   DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•   all the DFA entities (since 2017)

•   Dimensional ETF Trust (since June 2020)

Director (since 2017) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors Canada ULC

•   Dimensional Japan Ltd.

•   Dimensional Advisors Ltd.

•   Dimensional Fund Advisors Ltd.

•   DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•   Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•   Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•   all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•   all the DFA entities (since 2017)

•   Dimensional ETF Trust (since June 2020)

Director and Vice President (since 2016) of

•   Dimensional Japan Ltd.

President and Director (since 2016) of

•   Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•   DFA Australia Limited

Director (since 2016) of

•   Dimensional Advisors Ltd.

99

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•   Dimensional Fund Advisors Pte. Ltd.

•   Dimensional Hong Kong Limited

Vice President (since 2016) of

•   Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

•   all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•   Dimensional Fund Advisors Canada ULC

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•   Dimensional Fund Advisors LP

Randy Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since August 2020)

•   DFA Investment Dimensions Group Inc.

•   Dimensional Investment Group Inc.

•   The DFA Investment Trust Company

•   Dimensional Emerging Markets Value Fund

Chief Compliance Officer (since September 2020)

•   Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer

•   Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•   Dimensional Investment Advisors LP (April 2017 – January 2020)

Lisa M. Dallmer 1972	Vice President, Chief Financial Officer, and Treasurer	Since March 2020

Vice President, Chief Financial Officer, and Treasurer of

•   the DFA Fund Complex (since March 2020)

•   Dimensional ETF Trust (since June 2020)

Executive Vice President (since January 2020)

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investments LLC

•   DFA Securities LLC

Chief Operating Officer (since December 2019)

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investments LLC

•   DFA Securities LLC

Formerly, Interim Chief Financial Officer and Treasurer (April 2020 - September 2020)

•   Dimensional Fund Advisors Canada ULC

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•   all the DFA Entities

Vice President (since June 2020)

•   Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•   Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017	Vice President (since 2015) of • all the DFA Entities Assistant Treasurer (since 2017) of • the DFA Fund Complex

100

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Vice President and Assistant Treasurer (since June 2020) • Dimensional ETF Trust Formerly, Senior Tax Manager (2013 – 2015) for • Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional ETF Trust (since June 2020) • Dimensional Cayman Commodity Fund I Ltd. (since 2010)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•   the DFA Fund Complex (since 2017)

•   Dimensional ETF Trust (since June 2020)

General Counsel (since 2001) of

•   all the DFA Entities (since 2001)

•   Dimensional ETF Trust (since June 2020)

Executive Vice President (since 2017) and Secretary (since 2000) of

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   DFA Securities LLC

•   Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•   DFA Australia Limited

•   Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•   Dimensional Fund Advisors Canada ULC (since 2003)

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Japan Ltd. (since 2012)

•   Dimensional Advisors Ltd (since 2012)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•   Dimensional Funds plc (since 2002)

•   Dimensional Funds II plc (since 2006)

•   Director of Dimensional Japan Ltd. (since 2012)

•   Dimensional Advisors Ltd. (since 2012)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

•   Dimensional Hong Kong Limited (since 2012)

•   Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

•   Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•   the DFA Fund Complex

Formerly, Vice President of

•   Dimensional Fund Advisors LP (1997 – 2017)

•   Dimensional Holdings Inc. (2006 – 2017)

•   DFA Securities LLC (1997 – 2017)

•   Dimensional Investment LLC (2009 – 2017)

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•   the DFA Fund Complex

Vice President and Secretary of

•   Dimensional ETF Trust (since June 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   Dimensional Investment LLC

101

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Vice President of • DFA Securities LLC (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017	Co-Chief Executive Officer and Chief Investment Officer of • all the DFA Entities (since 2017) • Dimensional Fund Advisors Canada ULC (since 2017) • Dimensional ETF Trust (since June 2020)

Director, Chief Investment Officer and Vice President (since 2017) of • DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of • Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of • Dimensional Cayman Commodity Fund I Ltd.

Director of • Dimensional Funds plc (since 2014) • Dimensional Fund II plc (since 2014) • Dimensional Holdings Inc. (since 2017) • Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of • Dimensional Japan Ltd. (2016 – 2017) • DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of • all the DFA Entities

Formerly, Vice President (2007 – 2017) of • all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of • Dimensional Fund Advisors Canada ULC

Formerly, Director (2017 – 2018) of • Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020	Vice President and Assistant Treasurer of • the DFA Fund Complex (since March 2020) • Dimensional ETF Trust (since June 2020)

Vice President (since 2016) of • Dimensional Holdings Inc. • Dimensional Fund Advisors LP • Dimensional Investment LLC DFA Securities LLC

Formerly, Accounting Manager (2015-2016) • Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors/Trustees and until his or her successor is elected and qualified.

102

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

103

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2019 to October 31, 2020, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualifying Interest Income (6)	Qualifying Short- Term Capital Gain (7)
Tax-Managed U.S. Marketwide Value Portfolio	57%	—	43%	—	—	100%	82%	100%	—	—	3%	—	—
Tax-Managed U.S. Equity Portfolio	100%	—	—	—	—	100%	77%	100%	—	—	3%	—	—
Tax-Managed U.S. Targeted Value Portfolio	40%	—	60%	—	—	100%	80%	100%	—	—	8%	—	—
Tax-Managed U.S. Small Cap Portfolio	35%	—	65%	—	—	100%	91%	100%	—	—	5%	—	—
T.A. U.S. Core Equity 2 Portfolio	44%	—	56%	—	—	100%	82%	100%	—	—	4%	—	—
Tax-Managed DFA International Value Portfolio	100%	—	—	—	—	100%	—	100%	—	10%	100%	—	—
T.A. World ex U.S. Core Equity Portfolio	100%	—	—	—	—	100%	—	100%	—	9%	100%	—	—
World ex U.S. Targeted Value Portfolio	67%	—	33%	—	—	100%	—	100%	—	10%	100%	—	—

(1)

Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)	“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

104

DFA103120-002A 00253044

THE DFA SHORT TERM INVESTMENT FUND

ANNUAL REPORT

YEAR ENDED OCTOBER 31, 2020

INVESTMENT SUMMARY

Average Annual Total Returns and 7-Day Yield as of 10/31/20

	1 Year	5 Year	Since Inception	7-Day Yield

The DFA Short Term Investment Fund	0.77%	1.26%	0.67%	0.13%

FTSE One-Month U.S. Treasury Bill Index	0.71%	1.09%	0.53%	—

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency.

Total return equals income return and assumes reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

1

THE DFA SHORT TERM INVESTMENT FUND

Schedule of Portfolio Holdings

October 31, 2020

The following table indicates the allocation of investments among the asset classes in the Fund as of October 31, 2020:

Security Allocation	Percent of Investments
Commercial Paper	37.9%
Repurchase Agreements	26.0
U.S. Treasury Obligations	20.7
Yankee Certificates of Deposit	15.1
U.S. Government Agency Securities	0.3

Total Investments	100.0%

See Notes to Financial Statements.

2

THE DFA SHORT TERM INVESTMENT FUND

Schedule of Investments

October 31, 2020

Security Description	Rate	Maturity	Face Amount $	Fair Value $
COMMERCIAL PAPER – 37.9%
(y)++ANZ Banking Group, Ltd.	0.16%	12/17/20	20,825,000	20,821,946
(r)++ANZ Banking Group, Ltd.	0.19% (US0001M + 4 bps)	06/15/21	50,000,000	49,988,150
(r)++ANZ Banking Group, Ltd.	0.25% (US0003M + 2 bps)	09/17/21	75,000,000	75,003,675
(y)++BNG Bank NV	0.14%	11/03/20	27,710,000	27,709,714
(y)++BNG Bank NV	0.13%	11/09/20	65,235,000	65,233,006
(y)++ELI Lilly & Co.	0.10%	12/16/20	100,000,000	99,936,550
(y)++Equinor ASA	0.13%	11/30/20	100,000,000	99,992,250
(y)++FMS Wertmanagement	0.16%	11/19/20	100,000,000	99,995,722
(y)++FMS Wertmanagement	0.18%	12/01/20	50,000,000	49,995,956
(y)++John Deere Canada ULC	0.12%	11/17/20	21,000,000	20,999,034
(y)++John Deere Canada ULC	0.12%	11/18/20	65,000,000	64,996,810
(y)Kingdom of Denmark	0.13%	11/10/20	75,000,000	74,998,396
(y)Kingdom of Denmark	0.15%	11/24/20	20,250,000	20,248,917
(y)++Kreditanstalt Fur Wiederaufbau	0.16%	11/19/20	45,000,000	44,997,325
(y)++Landesbank Hessen-Thuringen	0.16%	11/02/20	40,000,000	39,999,657
(y)++Landesbank Hessen-Thuringen	0.17%	12/02/20	100,000,000	99,989,733
(y)++Landesbank Hessen-Thuringen	0.17%	12/03/20	120,000,000	119,987,193
(y)++Mizuho Bank, Ltd.	0.11%	11/23/20	100,000,000	99,991,667
(r)++National Australia Bank, Ltd.	0.20% (US0001M + 5 bps)	12/17/20	100,000,000	100,005,049
(r)++National Australia Bank, Ltd.	0.37% (US0001M + 22 bps)	05/28/21	50,000,000	50,041,059
(r)++National Australia Bank, Ltd.	0.32% (US0001M + 18 bps)	06/07/21	100,000,000	100,059,438
(y)National Rural Utilities Cooperative Finance Corp.	0.10%	11/17/20	40,000,000	39,998,120
(y)++Nederlandse Waterschaps NV	0.16%	11/03/20	70,000,000	69,999,253
(y)++Nederlandse Waterschaps NV	0.16%	11/05/20	96,000,000	95,998,416
(y)++Nederlandse Waterschaps NV	0.16%	12/31/20	75,000,000	74,983,079
(y)++Nestle Finance International, Ltd.	0.10%	12/08/20	100,000,000	99,993,608
(y)++Nordea Bank AB	0.16%	11/25/20	30,000,000	29,997,833
(y)++Skandinaviska Enskilda Banken AB	0.16%	11/25/20	37,000,000	36,997,328
(y)++Skandinaviska Enskilda Banken AB	0.16%	12/28/20	25,000,000	24,994,715
(y)++Skandinaviska Enskilda Banken AB	0.16%	12/29/20	50,000,000	49,989,167
(y)++Sumitomo Mitsui Bank NY	0.19%	11/02/20	40,000,000	39,999,687
(y)++Sumitomo Mitsui Bank NY	0.18%	11/10/20	15,000,000	14,999,542
(y)++Sumitomo Mitsui Bank NY	0.12%	11/20/20	40,000,000	39,997,667
(y)++Sumitomo Mitsui Bank NY	0.15%	11/24/20	26,000,000	25,998,195
(r)++Svenska Handelsbank, Inc.	0.30% (US0001M + 15 bps)	03/19/21	75,000,000	75,034,475
(r)++Svenska Handelsbank, Inc.	0.36% (US0003M + 11 bps)	06/15/21	100,000,000	100,067,763
(r)++Svenska Handelsbank, Inc.	0.30% (US0003M + 8 bps)	07/28/21	50,000,000	50,025,832
(r)++Toronto Dominion Bank NY	0.25% (US0001M + 10 bps)	11/18/20	200,000,000	200,010,895
(r)++Toronto Dominion Bank NY	0.30% (US0003M + 5 bps)	02/03/21	100,000,000	100,010,216
(r)++Toronto Dominion Bank NY	0.36% (US0003M + 11 bps)	06/10/21	50,000,000	50,033,120
(y)++Total Capital S.A.	0.18%	11/05/20	228,000,000	227,996,351
(y)++Total Capital S.A.	0.16%	11/17/20	29,000,000	28,998,927
(y)++Total Capital S.A.	0.16%	11/18/20	50,550,000	50,547,999
(y)Toyota Motor Credit Corp.	0.19%	11/03/20	75,000,000	74,999,250
(y)Toyota Motor Credit Corp.	0.20%	11/17/20	50,000,000	49,997,625
(r)++Westpac Banking Corp.	0.35% (US0003M + 9 bps)	05/28/21	50,000,000	50,022,651
(r)++Westpac Banking Corp.	0.34% (US0003M + 9 bps)	06/04/21	50,000,000	50,023,420

TOTAL COMMERCIAL PAPER (Cost $3,176,391,640)			3,176,570,000	3,176,706,381

YANKEE CERTIFICATES OF DEPOSIT – 15.1%
(r)++ANZ Banking Group, Ltd.	0.27% (US0003M + 2 bps)	09/16/21	130,000,000	129,999,994
(r)Bank of Montreal Chicago	0.34% (US0003M + 9 bps)	06/01/21	50,000,000	50,023,087
(r)Bank of Montreal Chicago	0.36% (US0003M + 11 bps)	06/11/21	50,000,000	50,030,246
(r)Bank of Montreal Chicago	0.34% (US0003M + 12 bps)	06/24/21	50,000,000	50,035,253
(r)Bank of Montreal Chicago	0.30% (US0003M + 5 bps)	08/06/21	100,000,000	100,022,722
(r)Bank of Montreal Chicago	0.26% (US0001M + 11 bps)	09/14/21	50,000,000	49,997,539
(r)Bank of Nova Scotia	0.38% (US0003M + 13 bps)	11/13/20	50,000,000	50,002,498
Commonwealth Bank of Australia	0.17%	11/02/20	57,000,000	57,000,380
(r)Commonwealth Bank of Australia	0.27% (US0003M + 2 bps)	08/13/21	100,000,000	100,031,078
(r)++National Australia Bank, Ltd.	0.37% (US0001M + 22 bps)	05/26/21	75,000,000	75,061,237
(r)Nordea Bank AB	0.27% (US0003M + 2 bps)	09/16/21	100,000,000	99,999,995
(r)Royal Bank of Canada NY	0.36% (US0003M + 11 bps)	06/10/21	100,000,000	100,066,239
(r)Royal Bank of Canada NY	0.36% (US0003M + 12 bps)	06/16/21	100,000,000	100,074,257

See Notes to Financial Statements.

3

THE DFA SHORT TERM INVESTMENT FUND

Schedule of Investments (concluded)

October 31, 2020

Security Description	Rate	Maturity	Face Amount $	Fair Value $
YANKEE CERTIFICATES OF DEPOSIT – 15.1% (continued)
(r)++Royal Bank of Canada NY	0.39% (US0003M + 12 bps)	11/18/20	50,000,000	50,003,331
(r)++Royal Bank of Canada NY	0.30% (US0001M + 15 bps)	03/25/21	100,000,000	100,039,044
(r)Svenska Handelsbank, Inc.	0.39% (US0001M + 24 bps)	11/24/20	100,000,000	100,016,890

TOTAL YANKEE CERTIFICATES OF DEPOSIT (Cost $1,262,011,255)			1,262,000,000	1,262,403,790

U.S. GOVERNMENT AGENCY SECURITIES - 0.3%
(y)Federal Home Loan Bank	0.08%	11/04/20	21,675,000	21,674,904

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $21,674,856)			21,675,000	21,674,904

REPURCHASE AGREEMENTS - 26.0%
Barclays Bank PLC (Purchased on 10/31/20, proceeds at maturity $350,002,042, collateralized by U.S. Treasury Securities, 0.25% - 1.50%, 11/30/21 - 6/30/25, market value $357,000,022)	0.07%	11/02/20	350,000,000	350,000,000
BofA Securities, Inc. (Purchased on 10/31/20, proceeds at maturity $100,000,583, collateralized by U.S. Treasury Securities, 0.50% - 2.50%, 5/15/24 - 3/31/25, market value $102,000,062)	0.07%	11/02/20	100,000,000	100,000,000
Goldman Sachs & Co. LLC (Purchased on 10/31/20, proceeds at maturity $325,002,167, collateralized by U.S. Government Agency Backed Securities, 2.07% - 8.00%, 10/15/23 - 8/15/55, market value $331,500,000)	0.08%	11/02/20	325,000,000	325,000,000
HSBC Securities (USA), Inc. (Purchased on 10/31/20, proceeds at maturity $250,001,458, collateralized by U.S. Treasury Securities, 0.13% - 7.88%, 12/31/20 - 2/15/29, market value $255,000,077)	0.07%	11/02/20	250,000,000	250,000,000
J.P. Morgan Securities LLC (Purchased on 10/31/20, proceeds at maturity $350,002,333, collateralized by U.S. Government Agency Backed Securities, 2.50% - 6.50%, 5/15/34 - 10/20/50, market value $357,000,000)	0.08%	11/02/20	350,000,000	350,000,000
Mizuho Securities USA LLC (Purchased on 10/31/20, proceeds at maturity $150,000,875, collateralized by U.S. Treasury Security, 1.75%, 6/15/22, market value $153,000,034)	0.07%	11/02/20	150,000,000	150,000,000
RBC Dominion Securities Inc. (Purchased on 10/31/20, proceeds at maturity $350,002,042, collateralized by U.S. Treasury Securities, 0.13% - 6.50%, 11/30/24 - 8/15/30, market value $357,000,026)	0.07%	11/02/20	350,000,000	350,000,000
TD Securities (USA) LLC (Purchased on 10/31/20, proceeds at maturity $300,002,000, collateralized by U.S. Government Agency Backed Securities, 0.13% - 7.13%, 2/15/21 - 5/1/30, market value $306,000,145)	0.08%	11/02/20	300,000,000	300,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,175,000,000)			2,175,000,000	2,175,000,000

U.S. TREASURY OBLIGATIONS - 20.7%
(y)U.S. Treasury Bill	0.09%	11/03/20	30,000,000	29,999,946
(y)U.S. Treasury Bill	0.09%	11/12/20	155,000,000	154,996,771
(y)U.S. Treasury Bill	0.08%	11/17/20	175,000,000	174,994,167
(y)U.S. Treasury Bill	0.09%	11/27/20	200,000,000	199,988,194
(y)U.S. Treasury Bill	0.08%	12/01/20	100,000,000	99,993,153
(y)U.S. Treasury Bill	0.07%	12/08/20	50,000,000	49,995,500
(r)U.S. Treasury Note	0.24% (USBMMY3M + 14 bps)	04/30/21	300,000,000	300,200,979
(r)U.S. Treasury Note	0.32% (USBMMY3M + 22 bps)	07/31/21	375,000,000	375,532,579
(r)U.S. Treasury Note	0.40% (USBMMY3M + 30 bps)	10/31/21	350,000,000	350,993,178

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,735,515,453)			1,735,000,000	1,736,694,467

TOTAL INVESTMENTS (Cost $8,370,593,204) - 100.0%				$8,372,479,542

US0001M—1 Month US Dollar LIBOR
US0003M—3 Month US Dollar LIBOR
USBMMY3M—U.S. Treasury 3 Month Bill Money Market Yield

++

Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The Fund’s Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2020 was $3,271,567,679 which represented 39.1% of the total investments of the Fund.

(r)	The adjustable/variable rate shown is effective as of October 31, 2020.
(y)	The rate shown is the effective yield.

See Notes to Financial Statements.

4

THE DFA SHORT TERM INVESTMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2020

ASSETS:
Investments, at value	$6,197,479,542
Repurchase agreements, at value	2,175,000,000

Total Investments	8,372,479,542

Cash	411,927,642
Interest receivable	1,708,735

Total Assets	8,786,115,919

LIABILITIES:
Distributions payable	968,292
Accrued expenses and other payables:
Investment Management Fees	395,314
CCO Fees	2,991
Director/Trustee Fees	600,572
Professional Fees	40,769
Transfer Agent Fees	20,198
Other Expenses	38,413

Total Liabilities	2,066,549

Net Assets	$8,784,049,370

NET ASSETS CONSIST OF:
Capital	$8,785,391,984
Total Distributable Earnings / (Loss)	(1,342,614)

NET ASSETS	$8,784,049,370

Shares of Beneficial Interest (unlimited number of shares authorized, no par value)	759,136,138

Net Asset Value (offering and redemption price per share)	$11.5711

Investments at cost	$8,370,593,204

See Notes to Financial Statements.

5

THE DFA SHORT TERM INVESTMENT FUND

STATEMENT OF OPERATIONS

OCTOBER 31, 2020

INVESTMENT INCOME:
Interest	$112,463,680

Total Investment Income	112,463,680

EXPENSES:
Investment Management Fees	6,052,548
Administration Fees	708,052
CCO Fees	11,943
Director/Trustee Fees	22,034
Professional Fees	115,145
Transfer Agent Fees	120,247
Other Expenses	206,583

Total Expenses Before Fee Reductions	7,236,552

Fees Paid Indirectly	(708,052)

Net Expenses	6,528,500

Net Investment Income	105,935,180

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net Realized Losses from Investment Transactions	(3,018,872)
Net Change in Unrealized Appreciation on Investments	1,854,814

Net Realized and Unrealized Losses from Investments	(1,164,058)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$104,771,122

See Notes to Financial Statements.

6

THE DFA SHORT TERM INVESTMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019

FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net Investment Income	$105,935,180	$479,423,228
Net Realized Losses from Investment Transactions	(3,018,872)	(43,771)
Net Change in Unrealized Appreciation on Investments	1,854,814	382,493

Change in net assets resulting from operations	104,771,122	479,761,950

DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions Paid	(105,935,180)	(479,457,652)

Change in Net Assets from Distributions to Shareholders	(105,935,180)	(479,457,652)

CAPITAL TRANSACTIONS:
Proceeds from Shares Issued	73,360,601,657	95,178,731,584
Dividends Reinvested	27,347	186,373
Cost of Shares Redeemed	(80,938,612,983)	(99,593,526,561)

Change in Net Assets from Capital Transactions	(7,577,983,979)	(4,414,608,604)

Change in Net Assets	(7,579,148,037)	(4,414,304,306)
NET ASSETS:
Beginning of Period	16,363,197,407	20,777,501,713

End of Period	$8,784,049,370	$16,363,197,407

SHARES TRANSACTIONS:
Shares Issued	6,339,934,373	8,225,889,375
Reinvested	2,363	16,108
Shares Redeemed	(6,994,990,166)	(8,607,471,835)

Change in Shares	(655,053,430)	(381,566,352)

See Notes to Financial Statements.

7

THE DFA SHORT TERM INVESTMENT FUND

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

NET ASSET VALUE, BEGINNING OF PERIOD	$11.5707	$11.5703	$11.5715	$11.5723	$11.5700

INVESTMENT ACTIVITIES:
Net Investment Income	0.0888	0.2746	0.2041	0.1090	0.0472
Net Realized and Unrealized Gain/(Losses) on Investments	0.0004	0.0004	(0.0012)	(0.0007)	0.0024

Total from Investment Activities	0.0892	0.2750	0.2029	0.1083	0.0496

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	(0.0888)	(0.2746)	(0.2041)	(0.1091)	(0.0472)
Net Realized Gains	— (a)	— (a)	— (a)	— (a)	(0.0001)

TOTAL DISTRIBUTIONS	(0.0888)	(0.2746)	(0.2041)	(0.1091)	(0.0473)

Net Asset Value, End of Period	$11.5711	$11.5707	$11.5703	$11.5715	$11.5723

Total Return	0.77%	2.41%	1.77%	0.94%	0.43%

SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000’s)	$8,784,049	$16,363,197	$20,777,502	$25,276,452	$22,432,814

Ratios to Average Net Assets:
Net Investment Income	0.88%	2.38%	1.74%	0.95%	0.41%
Gross Expenses	0.06%	0.06%	0.06%	0.06%	0.06%
Net Expenses(b)	0.05%	0.05%	0.05%	0.05%	0.05%

(a)	Amount less than $0.005.
(b)	Ratio as disclosed reflects the impact of custody fee credits earned by the fund on cash balances.

See Notes to Financial Statements.

8

THE DFA SHORT TERM INVESTMENT FUND

Notes to Financial Statements

October 31, 2020

A. ORGANIZATION

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust consists of eleven series, one of which, The DFA Short Term Investment Fund (the “Fund”), is included in this report. The remaining series are presented in separate reports. The Fund is an investment company and, accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”) Topic 946, “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek to provide a high level of current income consistent with liquidity and the preservation of capital. As a money market fund, the Fund will pursue its investment objective by investing in U.S. dollar-denominated short-term debt securities that meet the strict standards established by the Board of Trustees of the Trust (the “Board”), which are in accordance with Rule 2a-7 under the 1940 Act.

The Board is responsible for establishing the Trust’s policies and for overseeing the management of the Trust. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on prior experience, the Trust expects the risk of loss to be remote.

B. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. SECURITY VALUATION – The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1	–	Inputs are quoted prices in active markets for identical securities

•	Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	–	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The securities held by the Fund are valued at market value or fair value in accordance with procedures adopted by the Board. Debt securities are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources, including broker/dealers that typically handle the purchase and sale of such securities.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. These valuations are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s investments is disclosed previously in this Note. A valuation hierarchy table has been provided below. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

When determining the fair value of the Fund’s investments, additional consideration is given to those assets or liabilities that have experienced a decrease in the volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.

9

THE DFA SHORT TERM INVESTMENT FUND

Notes to Financial Statements – (continued)

October 31, 2020

The following table provides the fair value measurements of the Fund’s investments by level within the fair value hierarchy as of October 31, 2020:

	LEVEL 1 INVESTMENTS IN SECURITIES	LEVEL 2 INVESTMENTS IN SECURITIES	LEVEL 3 INVESTMENTS IN SECURITIES
THE DFA SHORT TERM INVESTMENT FUND
Commercial Paper	$—	$3,176,706,381	$—
Yankee Certificates of Deposit	—	1,262,403,790	—
Repurchase Agreements	—	2,175,000,000	—
U.S. Treasury Obligations	—	1,736,694,467	—
U.S. Government Agency Securities	—	21,674,904	—

Total Investments	$—	$8,372,479,542	$—

2. DEFERRED COMPENSATION PLAN – Each eligible trustee (each a “Trustee” and collectively, the “Trustees”) of the Trust may elect to participate in The Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Director/Trustee Fees.

Each Trustee has the option to receive the distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed-upon years; or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2020, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

At October 31, 2020, the Fund’s total liability of $591,156 for deferred compensation to Trustees is included in the “Director/Trustee Fees” payable (a line item which also includes Trustee fees/expenses, currently in a prepaid state) on the Statement of Assets and Liabilities.

3. SECURITY TRANSACTIONS AND RELATED INCOME – Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund generally declares distributions from net investment income on a daily basis and pays dividends monthly. Any capital gains are distributed at least annually. The Fund does not expect to realize any long-term capital gains and losses. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. Interest income is recognized on an accrual basis and includes amortization or accretion of premia or discount using the straight-line method. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premia during the respective holding period.

4. ALLOCATIONS – The Trust bears all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operation, whether incurred directly by the Trust or by Dimensional Fund Advisors LP, the Fund’s investment adviser (the “Advisor” or “DFA”), on its behalf. Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated among the respective portfolios in the Trust on the basis of their relative net assets.

10

THE DFA SHORT TERM INVESTMENT FUND

Notes to Financial Statements – (continued)

October 31, 2020

C. FEDERAL INCOME TAXES

The Fund is classified as a regulated investment company for tax purposes. As a regulated investment company, the Fund generally pays no U.S. federal income tax on the income and gains that the Fund distributes to shareholders.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulation, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary (e.g., wash sale losses) or permanent (e.g., reclassification of certain gain/loss and distributions) in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. There were no permanent differences as of October 31, 2020, attributable to distribution redesignations.

As of October 31, 2020, the tax cost of securities and the breakdown of unrealized appreciation and depreciation of securities for federal income tax purposes are as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
The DFA Short Term Investment Fund	$8,370,593,204	$1,955,429	$(69,091)	$1,886,338

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The tax character of distributions paid to shareholders during the years ended October 31, 2020 and October 31, 2019 were as follows:

	Distributions Paid From
	Net Investment Income	Long-Term Capital Gains	Total Distributions Paid
The DFA Short Term Investment Fund
2020	$132,105,179	$—	$132,105,179
2019	490,701,016	—	490,701,016

As of October 31, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed
	Ordinary Income	Long- Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital And Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
The DFA Short Term Investment Fund	$1,527,750	$—	$1,527,750	$(968,307)	$(3,062,643)	$1,886,338	$(616,862)

11

THE DFA SHORT TERM INVESTMENT FUND

Notes to Financial Statements – (continued)

October 31, 2020

D. FINANCIAL INSTRUMENTS

REPURCHASE AGREEMENTS – The Fund may engage in repurchase agreement (“RA”) transactions with counterparties with creditworthiness and other characteristics deemed appropriate by the Advisor. The Fund, through its custodian, receives delivery of underlying securities collateralizing an RA. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. The counterparty will be required to maintain collateral with a value at least equal, at all times, to the value of the repurchase obligation including interest. RA transactions involve certain risks in the event of default or insolvency of the counterparty. These risks include possible delay or restrictions upon the Fund’s ability to dispose of the collateral and a possible decline in the value of the collateral during the period while the Fund seeks to assert its rights.

RAs permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the RA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the RA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the RA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the RA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

E. RELATED PARTY TRANSACTIONS

INVESTMENT MANAGER – Dimensional Fund Advisors LP serves as investment advisor to the Fund. Pursuant to an investment management agreement with the Trust with respect to the Fund (the “Investment Management Agreement”), the Advisor manages the investment and reinvestment of the Fund’s assets. DFA has served as the Fund’s investment advisor since the Fund’s commencement of operations. Pursuant to the terms of the investment management agreement, the Advisor receives a management fee calculated daily and payable monthly from the Fund at an annual rate of 0.05% of the average daily net assets.

FEES PAID TO OFFICERS AND TRUSTEES – Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. Amounts paid to the Trust’s CCO are reflected on the Statement of Operations as “CCO fees”.

At October 31, 2020, the following number of shareholders held the approximate percentage of the Fund’s outstanding shares:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
The DFA Short Term Investment Fund	3	25%

F. INTEREST RATE AND CREDIT RISKS

The Fund invests primarily in money market instruments maturing in 397 calendar days or less and which are considered Eligible Securities (as defined in Rule 2a-7 under the 1940 Act). The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

The Fund is subject to the risk that the Advisor’s security selection and expectations regarding interest rate trends will cause the yields of the Fund to lag the performance of other mutual funds with similar investment objectives or the performance of short-term debt instruments. The emphasis of the Fund on quality and liquidity also could cause the Fund to underperform when compared to other money market funds, particularly those that take greater maturity and credit risks.

12

THE DFA SHORT TERM INVESTMENT FUND

Notes to Financial Statements – (continued)

October 31, 2020

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM

The Fund, together with other Dimensional-advised portfolios, has entered into a $700 million unsecured line of credit with its custodian bank effective January 2, 2020. A similar line of credit for $700 million was in effect through January 2, 2020. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 1, 2021. There were no borrowings by the Fund under this line of credit during the year ended October 31, 2020.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objective and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2020, activity by the Fund under the interfund lending program was as follows (amounts in thousands, except percentages and days):

Lender	Weighted Average Loan Balance	Number of Days Outstanding*	Weighted Average Annualized Interest Rate	Interest Income (Expense)
The DFA Short Term Investment Fund	$86,023	11	0.48%	$17

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2020, that the Fund utilized the interfund lending program.

H. RECENTLY ISSUED ACCOUNTING STANDARDS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolios’ adoption of ASU 2017-08 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020 and management has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios’ early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2020.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced the intention to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. In the interim, there remains uncertainty regarding the impact the transition to replacement rates may have on the value of LIBOR-based investments. In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

I. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date these financials statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

13

THE DFA SHORT TERM INVESTMENT FUND

Notes to Financial Statements – (concluded)

October 31, 2020

J. CORONAVIRUS (COVID-19) PANDEMIC

The continued worldwide spread of novel coronavirus (or COVID-19) and its impact on international business operations, supply chains, travel, commodity prices, consumer confidence and business forecasts, and the associated impact on domestic and international equity markets and fixed income yields, has caused uncertainty for the global economy and financial markets. If market expectations about the impact of COVID-19 worsen, or if expected returns change because investors demand higher returns to invest in these uncertain times, this could have a detrimental impact on returns in the near term.

14

THE DFA SHORT TERM INVESTMENT FUND

October 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA Short Term Investment Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The DFA Short Term Investment Fund (one of the funds constituting The DFA Investment Trust Company, hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

15

THE DFA SHORT TERM INVESTMENT FUND

Supplemental Information

October 31, 2020 – (Unaudited)

EXPENSE EXAMPLES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20	Annualized Expense Ratio During Period 5/1/20 - 10/31/20
The DFA Short Term Investment Fund	$1,000.00	$1,000.80	$0.25	0.05%

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period from May 1, 2020 to October 31, 2020, divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20	Annualized Expense Ratio During Period 5/1/20 - 10/31/20
The DFA Short Term Investment Fund	$1,000.00	$1,0024.89	$0.25	0.05%

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period from May 1, 2020 to October 31, 2020, divided by the number of days in the fiscal year.

16

THE DFA SHORT TERM INVESTMENT FUND

Supplemental Information – (concluded)

October 31, 2020 – (Unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available (1) without charge, upon request, by calling collect: (512) 306-7400 (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

PORTFOLIO HOLDINGS INFORMATION

The SEC requires that all money market funds publish their holdings on a monthly basis on the fund’s website and file a complete Schedule of Investments with the SEC monthly on Form N-MFP. Such Form N-MFP must be made within five business days of the end of the month. They are available on the Fund’s website at http://us.dimensional.com/dfa-short-term-investment-fund, or by visiting the SEC’s website at http://www.sec.gov.

17

THE DFA SHORT TERM INVESTMENT FUND

Fund Management

October 31, 2020 – (Unaudited)

Disinterested Directors

Name, Address and Year of Birth	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG - Since 1983; DIG & DEM – Since 1993; DFAITC – Since 1992; Dimensional ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	129 portfolios in 5 investment companies	None

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	Since 2017 for the Funds; Dimensional ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1988). Visiting Scholar, Federal Reserve Bank of Richmond (since 1990). Formerly, Fischer Black Visiting Professor of Financial Economics, Alfred P. Sloan School of Management, Massachusetts Institute of Technology (2015 to 2016).	129 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	Since March 2019 for the Funds; Dimensional ETF Trust – Since 2020	Dean Witter Distinguished Professor of Finance, Graduate School of Business, Stanford University (since 1984).	129 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- April 2018).

Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; Dimensional ETF Trust – Since 2020	Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Consultant to Morningstar, Inc. (2006 - 2016).	129 portfolios in 5 investment companies	None

Edward P. Lazear Stanford University Graduate School of Business Knight Management Center, E346 Stanford, CA 94305 1948	Director	Since 2010 for the Funds; Dimensional ETF Trust – Since 2020	Distinguished Visiting Fellow, Becker Friedman Institute for Research in Economics, University of Chicago (since 2015). Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Davies Family Professor of Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009).	129 portfolios in 5 investment companies	None

Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG - Since 1981; DIG & DEM – Since 1993; DFAITC – Since 1992; Dimensional ETF Trust – Since 2020	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	129 portfolios in 5 investment companies	Formerly, Adviser, Kuapay, Inc. (2013-2014). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980 - 2014).

18

THE DFA SHORT TERM INVESTMENT FUND

Fund Management – (continued)

October 31, 2020 – (Unaudited)

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	Since 2000 for the Funds; Dimensional ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980).	129 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (19 portfolios) (since 2009).

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	Since March 2019 for the Funds; Dimensional ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since January 2018). President, Western Finance Association (global association of academic researchers and practitioners in finance) (since June 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (since 2016). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016).	129 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

19

THE DFA SHORT TERM INVESTMENT FUND

Fund Management – (continued)

October 31, 2020 – (Unaudited)

Interested Director

The following interested Director is described as such because he is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	DFAIDG - Since 1981; DIG & DFAITC – Since 1992; DEM – Since 1993; Dimensional ETF Trust – Since 2020	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of “DEM, DFAIDG, “DIG and DFAITC. Executive Chairman, and formerly, President and Co- Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”). Formerly, Chairman and Director (2009-2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, President, Dimensional SmartNest (US) LLC (2009-2014); and Limited Partner, VSC Investors, LLC (2007-2015). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010- September 2017).	129 portfolios in 5 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Officers

Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•   all the DFA Entities (since 2001)

•   DFA Australia Limited (since 2002)

•   Dimensional Fund Advisors Ltd. (since 2002)

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

•   Dimensional Hong Kong Limited (since 2012)

20

THE DFA SHORT TERM INVESTMENT FUND

Fund Management – (continued)

October 31, 2020 – (Unaudited)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional ETF Trust (since June 2020) Director, Vice President and Assistant Secretary (since 2003) of • Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since September 2019

Vice President and Assistant Secretary of

•   DFAIDG, DIG, DFAITC and DEM (since September 2019)

•   Dimensional ETF Trust (since June 2020)

Vice President (since January 2018) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investment LLC

•   DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

•   all the DFA entities (since 2017)

•   Dimensional ETF Trust (since June 2020)

Director (since 2017) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors Canada ULC

•   Dimensional Japan Ltd.

•   Dimensional Advisors Ltd.

•   Dimensional Fund Advisors Ltd.

•   DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

•   Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

•   Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

•   all the DFA Entities

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•   all the DFA entities (since 2017)

•   Dimensional ETF Trust (since June 2020)

Director and Vice President (since 2016) of

•   Dimensional Japan Ltd.

President and Director (since 2016) of

•   Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•   DFA Australia Limited

Director (since 2016) of

•   Dimensional Advisors Ltd.

•   Dimensional Fund Advisors Pte. Ltd.

•   Dimensional Hong Kong Limited

Vice President (since 2016) of

•   Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President 2010-2016) of

•   All the DFA Entities

Formerly, Vice President (2010-2016) of

•   Dimensional Fund Advisors Canada ULC

Formerly, Head of Institutional, North America (2012-2013) and Head of Global Institutional Services ((2014-2018) for

•   Dimensional Fund Advisors LP

Randy Olsen 1980	Chief Compliance Officer	Since August 2020	Chief Compliance Officer (since July 2020) • DFA Investment Dimensions Group Inc. • Dimensional Investment Group Inc. • The DFA Investment Trust Company • Dimensional Emerging Markets Value Fund

21

THE DFA SHORT TERM INVESTMENT FUND

Fund Management – (continued)

October 31, 2020 – (Unaudited)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Chief Compliance Officer (since September 2020)

•   Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer

•   Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•   Dimensional Investment Advisors LP (April 2017 – January 2020)

Lisa M. Dallmer 1972	Vice President, Chief Financial Officer, and Treasurer	Since March 2020

Vice President, Chief Financial Officer, and Treasurer of

•   the DFA Fund Complex (since March 2020)

•   Dimensional ETF Trust (since June 2020)

Executive Vice President (since January 2020)

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investments LLC

•   DFA Securities LLC

Chief Operating Officer (since December 2019)

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investments LLC

•   DFA Securities LLC

Formerly, Interim Chief Financial Officer and Treasurer (April 2020 - September 2020)

•   Dimensional Fund Advisors Canada ULC

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

•   all the DFA Entities

Vice President (since June 2020)

•   Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•   Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President (since 2015) of

•   all the DFA Entities

Assistant Treasurer (since 2017) of

•   the DFA Fund Complex

Vice President and Assistant Treasurer (since June 2020)

•   Dimensional ETF Trust

Formerly, Senior Tax Manager (2013 – 2015) for

•   Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional ETF Trust (since June 2020) • Dimensional Cayman Commodity Fund I Ltd. (since 2010)

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•   the DFA Fund Complex (since 2017)

•   Dimensional ETF Trust (since June 2020)

General Counsel of

•   All the DFA Entities (since 2001)

•   Dimensional ETF Trust (since June 2020)

Executive Vice President (since 2017) and Secretary (since 2000) of

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   DFA Securities LLC

•   Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

•   DFA Australia Limited

•   Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•   Dimensional Fund Advisors Canada ULC (since 2003)

22

THE DFA SHORT TERM INVESTMENT FUND

Fund Management – (continued)

October 31, 2020 – (Unaudited)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Japan Ltd. (since 2012)

•   Dimensional Advisors Ltd (since 2012)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

•   Dimensional Funds plc (since 2002)

•   Dimensional Funds II plc (since 2006)

•   Director of Dimensional Japan Ltd. (since 2012)

•   Dimensional Advisors Ltd. (since 2012)

•   Dimensional Fund Advisors Pte. Ltd. (since 2012)

•   Dimensional Hong Kong Limited (since 2012)

Formerly, Vice President and Secretary (2010 – 2014) of

•   Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•   the DFA Fund Complex

Formerly, Vice President of

•   Dimensional Fund Advisors LP (1997 – 2017)

•   Dimensional Holdings Inc. (2006 – 2017)

•   DFA Securities LLC (1997 – 2017)

•   Dimensional Investment LLC (2009 – 2017)

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

•   the DFA Fund Complex

Vice President and Secretary of

•   Dimensional ETF Trust (since June 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•   Dimensional Fund Advisors LP

•   Dimensional Holdings Inc.

•   Dimensional Investment LLC

Vice President of

•   DFA Securities LLC (since 2010)

•   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•   Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

•   all the DFA Entities (since 2017)

•   Dimensional Fund Advisors Canada ULC (since 2017)

•   Dimensional ETF Trust (since June 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

•   DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

•   Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

•   Dimensional Cayman Commodity Fund I Ltd.

Director of

•   Dimensional Funds plc (since 2014)

•   Dimensional Fund II plc (since 2014)

•   Dimensional Holdings Inc. (since 2017)

Formerly, Co-Chief Investment Officer of

•   Dimensional Japan Ltd. (2016 – 2017)

•   DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 –2017) of

•   all the DFA Entities

23

THE DFA SHORT TERM INVESTMENT FUND

Fund Management – (concluded)

October 31, 2020 – (Unaudited)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Vice President (2007 – 2017) of

•   all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

•   Dimensional Fund Advisors Canada ULC

Formerly, Director (2017 – 2018) of

•   Dimensional Fund Advisors Pte. Ltd.

James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer of

•   the DFA Fund Complex (since March 2020)

•   Dimensional ETF Trust (since June 2020)

Vice President (since 2016) of

•   Dimensional Holdings Inc.

•   Dimensional Fund Advisors LP

•   Dimensional Investment LLC

•   DFA Securities LLC

Formerly, Accounting Manager (2015-2016)

•   Dimensional Fund Advisors LP

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

24

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s Co-Principal Executive Officers and Principal Financial Officer (the “Code of Business Ethics”). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.” Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Fiscal Year Ended October 31, 2020: $251,332

Fiscal Year Ended October 31, 2019: $232,835

(b)	Audit-Related Fees

Fees for Registrant	–	Fiscal Year Ended October 31, 2020: $20,433

Fiscal Year Ended October 31, 2019: $19,157

For fiscal years ended October 31, 2020 and October 31, 2019, Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2020: $215,000

Fiscal Year Ended October 31, 2019: $210,000

For the fiscal years ended October 31, 2020 and October 31, 2019, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SSAE 16 over controls at the Registrant’s investment adviser.

(c)	Tax Fees

Fees for Registrant	–	Fiscal Year Ended October 31, 2020: $3,600

Fiscal Year Ended October 31, 2019: $0

Tax Fees included, for the fiscal year ended October 31, 2020, fees for tax services in connection with the Registrant’s excise tax calculations, review of the Registrant’s applicable tax returns and review of the Registrant’s tax equalization calculations.

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees

Fees for Registrant	–	Fiscal Year Ended October 31, 2020: $0

Fiscal Year Ended October 31, 2019: $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)	Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.

Dimensional Emerging Markets Value Fund

Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.

The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.

The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.

The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.

The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.

The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.

A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.

Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.

The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.

A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)	The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2020 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)	Aggregate Non-Audit Fees

Fiscal Year Ended October 31, 2020: $1,318,159

Fiscal Year Ended October 31, 2019: $1,275,219

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.	INVESTMENTS.

(a)

Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided
The U.S. Large Cap Value Series
The DFA International Value Series
The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series

The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The Tax-Managed U.S. Marketwide Value Series

THE U.S. LARGE CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value†
COMMON STOCKS — (99.0%)
COMMUNICATION SERVICES — (12.2%)
	Activision Blizzard, Inc.	71,997	$5,452,333
	AT&T, Inc.	24,711,997	667,718,159
#	CenturyLink, Inc.	6,786,363	58,498,449
# *	Charter Communications, Inc., Class A	891,570	538,347,797
	Comcast Corp., Class A	16,600,301	701,196,714
# *	Discovery, Inc., Class A	1,025,284	20,751,748
*	Discovery, Inc., Class C	1,499,030	27,462,230
*	DISH Network Corp., Class A	631,400	16,094,386
#	Fox Corp., Class A	827,381	21,942,144
# *	Fox Corp., Class B	322,091	8,419,459
*	GCI Liberty, Inc., Class A	59,566	4,838,546
	Interpublic Group of Cos., Inc. (The)	603,319	10,914,041
*	Liberty Broadband Corp., Class A	27,366	3,846,291
*	Liberty Broadband Corp., Class C	180,191	25,534,867
# *	Liberty Media Corp.-Liberty Formula One, Class A	39,281	1,308,057
*	Liberty Media Corp.-Liberty Formula One, Class C	78,562	2,838,445
*	Liberty Media Corp.-Liberty SiriusXM, Class A	157,126	5,431,846
*	Liberty Media Corp.-Liberty SiriusXM, Class C	358,516	12,404,654
*	Madison Square Garden Entertainment Corp.	12,866	836,290
	News Corp., Class A	527,829	6,930,395
	News Corp., Class B	64,856	844,425
*	T-Mobile US, Inc.	1,353,820	148,338,057
	Verizon Communications, Inc.	1,569,276	89,433,039
	ViacomCBS, Inc., Class A	2,909	86,863
#	ViacomCBS, Inc., Class B	1,162,684	33,217,882
	Walt Disney Co. (The)	2,459,943	298,268,089
# *	Zillow Group, Inc., Class C	6,600	584,892

TOTAL COMMUNICATION SERVICES			2,711,540,098

CONSUMER DISCRETIONARY — (7.3%)
	Advance Auto Parts, Inc.	260,851	38,418,135
	Aptiv P.L.C.	26,888	2,594,423
	Aramark	1,078,429	29,915,620
#	Autoliv, Inc.	417,162	31,620,880
	BorgWarner, Inc.	1,104,771	38,644,890
*	Capri Holdings, Ltd.	24,034	510,002
# *	CarMax, Inc.	284,293	24,574,287
#	Carnival Corp.	1,362,066	18,673,925
*	Dollar Tree, Inc.	461,159	41,651,881
	DR Horton, Inc.	3,067,017	204,907,406
	Ford Motor Co.	14,472,891	111,875,447
	Gap, Inc. (The)	942,706	18,335,632
	Garmin, Ltd.	538,112	55,974,410
	General Motors Co.	5,891,402	203,430,111
	Gentex Corp.	1,383,656	38,285,762
	Genuine Parts Co.	729	65,923
#	Harley-Davidson, Inc.	351,262	11,549,495
	Hasbro, Inc.	7,221	597,321
#	Hyatt Hotels Corp., Class A	139,548	7,694,677
#	Kohl’s Corp.	522,185	11,117,319
	Lear Corp.	354,145	42,784,257
	Lennar Corp., Class A	976,815	68,601,717
	Lennar Corp., Class B	37,985	2,160,967
*	LKQ Corp.	1,704,698	54,533,289
	MGM Resorts International	2,363,685	48,621,000

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
*	Mohawk Industries, Inc.	566,921	$58,500,578
	Newell Brands, Inc.	402,281	7,104,282
# *	Norwegian Cruise Line Holdings, Ltd.	89,903	1,495,087
	PulteGroup, Inc.	2,382,974	97,130,020
	PVH Corp.	289,789	16,891,801
	Qurate Retail, Inc., Class A	63,525	430,064
	Ralph Lauren Corp.	235,179	15,721,716
#	Royal Caribbean Cruises, Ltd.	823,583	46,466,553
*	Skechers U.S.A., Inc., Class A	31,900	1,011,549
	Tapestry, Inc.	357,469	7,946,536
	Target Corp.	987,920	150,381,182
	Tiffany & Co.	56,092	7,339,077
	Toll Brothers, Inc.	212,428	8,981,456
# *	Veoneer, Inc.	289,615	4,451,383
#	Whirlpool Corp.	492,212	91,039,532

TOTAL CONSUMER DISCRETIONARY			1,622,029,592

CONSUMER STAPLES — (5.4%)
	Archer-Daniels-Midland Co.	1,086,745	50,251,089
	Bunge, Ltd.	586,403	33,266,642
	Conagra Brands, Inc.	578,611	20,303,460
	Constellation Brands, Inc., Class A	213,175	35,222,905
#	Coty, Inc., Class A	164,915	478,254
	Ingredion, Inc.	242,779	17,210,603
#	JM Smucker Co. (The)	861,442	96,653,792
	Kraft Heinz Co. (The)	972,558	29,750,549
	Kroger Co. (The)	2,814,340	90,649,891
#	Molson Coors Beverage Co., Class B	612,291	21,589,381
	Mondelez International, Inc., Class A	3,319,883	176,352,185
*	Pilgrim’s Pride Corp.	6,211	103,972
*	Post Holdings, Inc.	410,543	35,265,644
	Seaboard Corp.	13	44,785
	Tyson Foods, Inc., Class A	1,702,938	97,459,142
*	US Foods Holding Corp.	1,048,790	21,919,711
	Walgreens Boots Alliance, Inc.	3,314,155	112,813,836
	Walmart, Inc.	2,527,593	350,703,529

TOTAL CONSUMER STAPLES			1,190,039,370

ENERGY — (6.3%)
	Baker Hughes Co.	835,609	12,341,945
	Cabot Oil & Gas Corp.	91,300	1,624,227
	Chevron Corp.	5,532,109	384,481,575
	Cimarex Energy Co.	11,916	302,309
	Concho Resources, Inc.	713,342	29,610,826
	ConocoPhillips	5,021,111	143,704,197
	EOG Resources, Inc.	509,074	17,430,694
	Exxon Mobil Corp.	11,469,927	374,149,019
	Halliburton Co.	750,288	9,048,473
	Hess Corp.	1,025,197	38,157,832
	HollyFrontier Corp.	677,592	12,542,228
	Kinder Morgan, Inc.	4,348,380	51,745,722
	Marathon Petroleum Corp.	3,025,264	89,245,288
	National Oilwell Varco, Inc.	367,500	3,087,000
	Occidental Petroleum Corp.	3,379,021	30,850,462
	Parsley Energy, Inc., Class A	89,221	893,102
	Phillips 66	938,504	43,790,597
	Pioneer Natural Resources Co.	472,250	37,572,210
	Schlumberger, Ltd.	1,726,615	25,795,628

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
ENERGY — (Continued)
	Targa Resources Corp.	435,529	$6,990,240
	Valero Energy Corp.	2,205,565	85,156,865
	Williams Cos., Inc. (The)	303,551	5,825,144

TOTAL ENERGY			1,404,345,583

FINANCIALS — (19.1%)
	Aflac, Inc.	1,550,399	52,636,046
	Alleghany Corp.	33,873	18,526,160
	Allstate Corp. (The)	789,514	70,069,367
	Ally Financial, Inc.	3,002,913	80,117,719
	American Financial Group, Inc.	352,608	26,424,444
	American International Group, Inc.	1,394,612	43,916,332
*	Arch Capital Group, Ltd.	522,976	15,799,105
	Assurant, Inc.	225,564	28,053,395
*	Athene Holding, Ltd., Class A	122,622	3,933,714
	Axis Capital Holdings, Ltd.	76,336	3,258,784
	Bank of America Corp.	11,516,295	272,936,215
	Bank of New York Mellon Corp. (The)	3,558,490	122,269,716
*	Berkshire Hathaway, Inc., Class B	2,382,817	481,090,752
#	BOK Financial Corp.	6,114	359,136
	Capital One Financial Corp.	1,607,170	117,451,984
	Charles Schwab Corp. (The)	3,700	152,107
	Chubb, Ltd.	588,566	76,460,609
	Citigroup, Inc.	6,244,483	258,646,486
	Citizens Financial Group, Inc.	912,076	24,854,071
	CNA Financial Corp.	188,355	5,611,095
	Comerica, Inc.	155,103	7,058,738
	East West Bancorp, Inc.	105,524	3,849,516
	Equitable Holdings, Inc.	1,600	34,384
	Everest Re Group, Ltd.	128,328	25,290,882
	Fifth Third Bancorp	4,725,885	109,735,050
#	Franklin Resources, Inc.	47,772	895,725
	Goldman Sachs Group, Inc. (The)	1,149,360	217,275,014
	Hartford Financial Services Group, Inc. (The)	2,301,121	88,639,181
	Huntington Bancshares, Inc.	6,599,570	68,899,511
	Invesco, Ltd.	87,616	1,148,646
#	Jefferies Financial Group, Inc.	303,442	5,920,153
	JPMorgan Chase & Co.	6,419,313	629,349,446
	KeyCorp	3,705,439	48,096,598
#	Lincoln National Corp.	716,472	25,148,167
	Loews Corp.	1,034,793	35,886,621
	M&T Bank Corp.	159,324	16,502,780
*	Markel Corp.	299	278,907
	MetLife, Inc.	1,658,135	62,760,410
	Morgan Stanley	4,487,383	216,067,491
	New York Community Bancorp, Inc.	866,415	7,199,909
	Northern Trust Corp.	7,507	587,573
	Old Republic International Corp.	789,063	12,845,946
	People’s United Financial, Inc.	396,896	4,234,880
	PNC Financial Services Group, Inc. (The)	1,160,536	129,840,768
	Principal Financial Group, Inc.	1,679,227	65,859,283
	Prosperity Bancshares, Inc.	47,592	2,622,795
	Prudential Financial, Inc.	748,601	47,925,436
	Raymond James Financial, Inc.	1,486	113,590
	Regions Financial Corp.	5,577,353	74,178,795
	Reinsurance Group of America, Inc.	221,354	22,361,181
	RenaissanceRe Holdings, Ltd.	112,797	18,241,531
#	Santander Consumer USA Holdings, Inc.	811,033	16,496,411
	Signature Bank	400	32,296

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	State Street Corp.	411,456	$24,234,758
	Synchrony Financial	1,127,396	28,207,448
	Synovus Financial Corp.	149,872	3,896,672
#	TCF Financial Corp.	136,600	3,716,886
	Travelers Cos., Inc. (The)	1,133,690	136,847,720
	Truist Financial Corp.	2,913,713	122,725,592
	U.S. Bancorp	657,735	25,618,778
	Unum Group	708,633	12,514,459
#	Voya Financial, Inc.	184,436	8,840,017
	Wells Fargo & Co.	6,860,993	147,168,300
	WR Berkley Corp.	260,023	15,632,583
	Zions Bancorp NA	744,970	24,040,182

TOTAL FINANCIALS			4,221,388,246

HEALTH CARE — (18.2%)
	Abbott Laboratories	442,207	46,480,378
	AbbVie, Inc.	132,116	11,243,072
*	Alexion Pharmaceuticals, Inc.	240,764	27,721,567
	Anthem, Inc.	1,214,817	331,402,078
	Becton Dickinson and Co.	110,653	25,575,228
*	Biogen, Inc.	218,663	55,118,382
*	Bio-Rad Laboratories, Inc., Class A	28,257	16,570,470
*	Boston Scientific Corp.	2,600	89,102
	Bristol-Myers Squibb Co.	2,042,046	119,357,589
	Cardinal Health, Inc.	594,680	27,230,397
*	Centene Corp.	1,663,793	98,330,166
*	Change Healthcare, Inc.	1,125,378	15,924,099
	Cigna Corp.	1,527,633	255,068,882
	CVS Health Corp.	5,429,176	304,522,482
	Danaher Corp.	1,305,032	299,557,045
# *	DaVita, Inc.	1,052,762	90,800,722
	DENTSPLY SIRONA, Inc.	248,765	11,739,220
*	Elanco Animal Health, Inc.	77,428	2,401,042
#	Envista Holdings Corp.	589,075	15,563,362
	Gilead Sciences, Inc.	2,830	164,565
*	Henry Schein, Inc.	212,081	13,484,110
	Humana, Inc.	517,327	206,558,325
*	IQVIA Holdings, Inc.	252,261	38,845,671
*	Jazz Pharmaceuticals P.L.C.	215,831	31,101,247
*	Laboratory Corp. of America Holdings	758,731	151,571,692
	McKesson Corp.	564,863	83,311,644
	Medtronic P.L.C.	2,765,500	278,126,335
# *	Mylan NV	3,247,346	47,216,411
	PerkinElmer, Inc.	110,802	14,354,399
	Perrigo Co. P.L.C.	386,545	16,957,729
	Pfizer, Inc.	19,158,608	679,747,412
	Quest Diagnostics, Inc.	971,775	118,692,598
	STERIS P.L.C.	209,232	37,073,818
# *	Syneos Health, Inc.	13,705	727,461
	Thermo Fisher Scientific, Inc.	972,192	459,963,479
*	United Therapeutics Corp.	2,261	303,494
	UnitedHealth Group, Inc.	5,974	1,822,906
	Universal Health Services, Inc., Class B	541,236	59,292,404
	Zimmer Biomet Holdings, Inc.	321,959	42,530,784

TOTAL HEALTH CARE.			4,036,541,767

INDUSTRIALS — (13.1%)
*	AECOM	520,350	23,332,494

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	AGCO Corp.	237,816	$18,318,966
	Alaska Air Group, Inc.	384,393	14,564,651
	AMERCO	84,561	29,356,197
	AMETEK, Inc.	142,769	14,019,916
	Arcosa, Inc.	75,409	3,481,634
#	Carlisle Cos., Inc.	360,180	44,615,497
	Carrier Global Corp.	2,459,412	82,119,767
	Cummins, Inc.	402,700	88,549,703
	Deere & Co.	52,188	11,789,791
	Delta Air Lines, Inc.	2,870,455	87,950,741
	Dover Corp.	414,398	45,878,003
	Eaton Corp. P.L.C.	1,799,024	186,720,701
	Emerson Electric Co.	244,394	15,834,287
	FedEx Corp.	1,020,334	264,746,063
	Fluor Corp.	363	4,120
	Fortive Corp.	175,819	10,830,450
	Fortune Brands Home & Security, Inc.	521,389	42,164,728
	General Dynamics Corp.	176,445	23,172,522
	General Electric Co.	4,443,488	32,970,681
	Howmet Aerospace, Inc.	2,015,303	34,763,977
	Hubbell, Inc.	28,196	4,102,800
*	Ingersoll Rand, Inc.	794,995	27,777,125
	Jacobs Engineering Group, Inc.	414,256	39,354,320
# *	JetBlue Airways Corp.	1,277,141	15,287,378
	Johnson Controls International P.L.C.	1,549,925	65,422,334
	Kansas City Southern	679,296	119,651,197
	L3Harris Technologies, Inc.	22,363	3,602,903
	ManpowerGroup, Inc.	187,231	12,707,368
	Nielsen Holdings P.L.C.	1,069,797	14,452,957
	Norfolk Southern Corp.	1,309,901	273,926,497
	nVent Electric P.L.C.	13,164	237,610
	Oshkosh Corp.	237,884	16,023,866
	Otis Worldwide Corp.	1,229,706	75,356,384
	Owens Corning	523,034	34,243,036
	PACCAR, Inc.	767,237	65,506,695
	Parker-Hannifin Corp.	122,428	25,509,098
	Pentair P.L.C.	1,022,156	50,862,483
	Quanta Services, Inc.	652,376	40,727,834
	Raytheon Technologies Corp.	2,533,591	137,624,663
	Republic Services, Inc.	1,835,706	161,854,198
	Roper Technologies, Inc.	163	60,528
*	Sensata Technologies Holding P.L.C.	637,677	27,872,862
#	Snap-on, Inc.	314,577	49,555,315
	Southwest Airlines Co.	1,535,086	60,681,950
	Stanley Black & Decker, Inc.	768,993	127,806,637
	Textron, Inc.	1,933,985	69,236,663
	Trane Technologies P.L.C.	838,276	111,281,139
*	United Airlines Holdings, Inc.	1,819,118	61,595,335
*	United Rentals, Inc.	234,610	41,828,617
	Westinghouse Air Brake Technologies Corp.	306,885	18,198,280
# *	XPO Logistics, Inc.	844,422	75,997,980

TOTAL INDUSTRIALS			2,903,530,941

INFORMATION TECHNOLOGY — (10.1%)
*	Akamai Technologies, Inc.	37,876	3,602,765
	Amdocs, Ltd.	720,716	40,633,968
	Analog Devices, Inc.	608,583	72,135,343
*	Arrow Electronics, Inc.	474,688	36,973,448
	Avnet, Inc.	5,178	127,741

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
INFORMATION TECHNOLOGY — (Continued)
*	CACI International, Inc., Class A	4,400	$917,532
# *	Cerence, Inc.	658	35,914
*	Ciena Corp.	75,200	2,962,128
	Cognizant Technology Solutions Corp., Class A	401,267	28,658,489
	Corning, Inc.	3,975,481	127,096,128
	Dolby Laboratories, Inc., Class A	16,857	1,265,624
	DXC Technology Co.	784,579	14,451,945
	Fidelity National Information Services, Inc.	1,257,803	156,709,676
*	Fiserv, Inc.	371,625	35,479,039
*	Flex, Ltd.	1,342,960	19,002,884
	Global Payments, Inc.	229,842	36,255,277
	Hewlett Packard Enterprise Co.	8,061,105	69,647,947
	HP, Inc.	9,358,742	168,083,006
	Intel Corp.	14,455,761	640,101,097
*	IPG Photonics Corp.	2,234	415,435
	Jabil, Inc.	219,735	7,282,018
	Juniper Networks, Inc.	1,222,205	24,101,883
	Lam Research Corp.	69,154	23,656,200
	Leidos Holdings, Inc.	736,625	61,139,875
	Marvell Technology Group, Ltd.	1,118,990	41,973,315
#	Microchip Technology, Inc.	36,736	3,860,219
*	Micron Technology, Inc.	5,123,071	257,895,394
# *	Nuance Communications, Inc.	4,368	139,383
# *	ON Semiconductor Corp.	2,093,562	52,527,471
*	Qorvo, Inc.	508,098	64,711,361
	Skyworks Solutions, Inc.	383,586	54,196,866
	SS&C Technologies Holdings, Inc.	269,664	15,969,502
	SYNNEX Corp.	94,091	12,386,139
	TE Connectivity, Ltd.	987,862	95,704,070
*	Vontier Corp.	70,327	2,021,198
	Western Digital Corp.	1,124,286	42,419,311
	Xerox Holdings Corp.	1,684,162	29,270,735

TOTAL INFORMATION TECHNOLOGY			2,243,810,326

MATERIALS — (6.7%)
	Air Products & Chemicals, Inc.	379,320	104,783,357
#	Albemarle Corp.	582,606	54,304,705
	Amcor P.L.C.	583,530	6,086,218
*	Arconic Corp.	504,858	10,975,613
	Ball Corp.	644	57,316
	Celanese Corp.	48,836	5,543,374
	CF Industries Holdings, Inc.	1,280,508	35,354,826
	Corteva, Inc.	1,042,756	34,390,093
	Dow, Inc.	1,428,019	64,960,584
	DuPont de Nemours, Inc.	1,041,364	59,232,784
	Eastman Chemical Co.	1,055,366	85,315,787
	Freeport-McMoRan, Inc.	5,292,912	91,779,094
	Huntsman Corp.	314,029	7,627,764
#	International Flavors & Fragrances, Inc.	36,015	3,697,300
	International Paper Co.	2,093,651	91,597,231
	Linde P.L.C.	730,934	161,053,998
	LyondellBasell Industries NV, Class A	639,100	43,746,395
	Martin Marietta Materials, Inc.	261,794	69,728,832
	Mosaic Co. (The)	646,659	11,963,192
	Newmont Corp.	1,816,840	114,170,226
	Nucor Corp.	2,509,981	119,876,693
	Packaging Corp. of America	104,846	12,003,819
	PPG Industries, Inc.	9,531	1,236,361
	Reliance Steel & Aluminum Co.	457,864	49,902,597

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
	MATERIALS — (Continued)
	Royal Gold, Inc.	120,793	$14,351,416
	Sonoco Products Co.	172,782	8,447,312
	Steel Dynamics, Inc.	1,692,329	53,274,517
	Valvoline, Inc.	1,033,732	20,333,508
	Vulcan Materials Co.	530,519	76,840,372
#	Westlake Chemical Corp.	372,164	25,165,730
	WestRock Co.	1,128,130	42,361,282

TOTAL MATERIALS			1,480,162,296

	REAL ESTATE — (0.3%)
*	CBRE Group, Inc., Class A	741,002	37,346,501
*	Howard Hughes Corp. (The)	4,513	280,663
#	Jones Lang LaSalle, Inc.	218,089	24,613,525

TOTAL REAL ESTATE			62,240,689

	UTILITIES — (0.3%)
	MDU Resources Group, Inc.	248,941	5,914,838
	NRG Energy, Inc.	1,169,432	36,977,440
	Vistra Corp.	1,084,247	18,833,370

TOTAL UTILITIES			61,725,648

TOTAL COMMON STOCKS			21,937,354,556

	RIGHTS/WARRANTS — (0.0%)

	ENERGY — (0.0%)
# * »	Occidental Petroleum Corp. 08/03/2027	255,733	631,660

	PREFERRED STOCKS — (0.0%)

	CONSUMER DISCRETIONARY — (0.0%)
	Qurate Retail, Inc.	1,905	186,347

	TOTAL INVESTMENT SECURITIES (Cost $17,495,389,506)		21,938,172,563

	TEMPORARY CASH INVESTMENTS — (0.5%)
	State Street Institutional U.S. Government Money Market Fund 0.026%	105,448,025	105,448,025

	SECURITIES LENDING COLLATERAL — (0.5%)
@ §	The DFA Short Term Investment Fund	10,482,747	121,295,861

	TOTAL INVESTMENTS — (100.0%) (Cost $17,722,105,628)		$22,164,916,449

P.L.C.	Public Limited Company
†	See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

As of October 31, 2020, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	929	12/18/20	$155,725,134	$151,645,315	$(4,079,819)

Total Futures Contracts			$155,725,134	$151,645,315	$(4,079,819)

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,711,540,098	—	—	$2,711,540,098
Consumer Discretionary	1,622,029,592	—	—	1,622,029,592
Consumer Staples	1,190,039,370	—	—	1,190,039,370
Energy	1,404,345,583	—	—	1,404,345,583
Financials	4,221,388,246	—	—	4,221,388,246
Health Care	4,036,541,767	—	—	4,036,541,767
Industrials	2,903,530,941	—	—	2,903,530,941
Information Technology	2,243,810,326	—	—	2,243,810,326
Materials	1,480,162,296	—	—	1,480,162,296
Real Estate	62,240,689	—	—	62,240,689
Utilities	61,725,648	—	—	61,725,648
Preferred Stocks
Consumer Discretionary	186,347	—	—	186,347
Rights/Warrants
Energy	—	$631,660	—	631,660
Temporary Cash Investments	105,448,025	—	—	105,448,025
Securities Lending Collateral	—	121,295,861	—	121,295,861
Futures Contracts**	(4,079,819)	—	—	(4,079,819)

TOTAL	$22,038,909,109	$121,927,521	—	$22,160,836,630

** Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value»
COMMON STOCKS — (95.9%)
AUSTRALIA — (5.9%)
	AMP, Ltd.	7,139,150	$7,682,381
	Aurizon Holdings, Ltd.	1,818,522	4,822,100
	Australia & New Zealand Banking Group, Ltd.	6,888,410	91,413,550
	BlueScope Steel, Ltd.	3,397,511	35,091,843
	Boral, Ltd.	4,276,326	13,694,098
	Cleanaway Waste Management, Ltd.	51,534	74,292
	Crown Resorts, Ltd.	161,839	942,209
	Fortescue Metals Group, Ltd.	3,858,031	47,197,184
#	Harvey Norman Holdings, Ltd.	2,695,782	8,433,076
	Incitec Pivot, Ltd.	6,817,226	9,198,004
	Lendlease Corp., Ltd.	1,673,113	14,074,451
	National Australia Bank, Ltd.	6,504,106	85,093,076
	Newcrest Mining, Ltd.	454,353	9,422,141
	Oil Search, Ltd.	3,372,770	6,089,424
	Origin Energy, Ltd.	3,705,200	10,422,763
	QBE Insurance Group, Ltd.	1,248,585	7,220,172
	Qube Holdings, Ltd.	86,299	160,633
	Santos, Ltd.	7,088,455	23,564,758
#	Seven Group Holdings, Ltd.	21,126	288,473
#	South32, Ltd.	16,280,864	23,232,483
	Suncorp Group, Ltd.	3,668,708	21,187,847
	Tabcorp Holdings, Ltd.	5,238,418	12,104,005
*	TPG Telecom, Ltd.	11,918	60,154
	Westpac Banking Corp.	7,945,749	100,568,235
	Woodside Petroleum, Ltd.	2,572,203	31,726,181
#	Worley, Ltd.	703,009	4,686,398

TOTAL AUSTRALIA			568,449,931

AUSTRIA — (0.0%)
*	Erste Group Bank AG	4,899	100,701

BELGIUM — (0.8%)
	Ageas SA	402,474	16,207,242
	KBC Group NV	565,642	27,946,569
	Solvay SA	258,796	21,027,254
	UCB SA	95,483	9,431,002

TOTAL BELGIUM			74,612,067

CANADA — (7.9%)
#	Bank of Montreal	351,836	20,949,598
	Bank of Montreal	1,441,562	85,729,692
	Bank of Nova Scotia (The)	450,696	18,724,029
#	Bank of Nova Scotia (The)	1,681,875	69,898,725
	Barrick Gold Corp.	267,644	7,154,124
	Cameco Corp.	312,057	2,965,279
#	Cameco Corp.	233,278	2,218,474
#	Canadian Imperial Bank of Commerce	811,294	60,516,699
	Canadian Imperial Bank of Commerce	248,491	18,542,398
	Canadian Natural Resources, Ltd.	511,528	8,139,603
	Canadian Natural Resources, Ltd.	3,417,479	54,508,790
# *	Canopy Growth Corp.	29,400	552,132
#	Cenovus Energy, Inc.	1,520,078	4,985,856
	Fairfax Financial Holdings, Ltd.	97,836	25,719,493
#	First Quantum Minerals, Ltd.	1,762,535	20,254,003
	Genworth MI Canada, Inc.	473	15,692
#	Great-West Lifeco, Inc.	345,157	7,033,711

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
CANADA — (Continued)
	Husky Energy, Inc.	563,743	$1,451,354
	iA Financial Corp., Inc.	66,557	2,318,979
#	Imperial Oil, Ltd.	208,007	2,766,557
#	Imperial Oil, Ltd.	499,213	6,654,509
#	Kinross Gold Corp.	5,569,521	44,312,034
	Lundin Mining Corp.	2,996,201	18,103,594
	Magna International, Inc.	12,386	632,455
	Magna International, Inc.	1,443,051	73,754,337
	Manulife Financial Corp.	1,542,260	20,906,114
#	Manulife Financial Corp.	1,671,414	22,697,802
	Nutrien, Ltd.	3,682	149,679
#	Nutrien, Ltd.	1,123,986	45,723,742
	Onex Corp.	30,744	1,329,171
#	Ovintiv, Inc.	272,952	2,511,155
#	Ovintiv, Inc.	513,177	4,726,174
	Pembina Pipeline Corp.	196,511	4,112,975
#	Sun Life Financial, Inc.	224,837	8,953,009
	Suncor Energy, Inc.	3,183,710	35,916,212
	Suncor Energy, Inc.	1,502,973	16,968,565
	Teck Resources, Ltd., Class B	12,383	162,746
#	Teck Resources, Ltd., Class B	1,720,887	22,612,455
	Toronto-Dominion Bank (The)	28,914	1,275,662
	Toronto-Dominion Bank (The)	51,163	2,262,940
	Yamana Gold, Inc.	1,150,141	6,394,784

TOTAL CANADA			754,605,302

DENMARK — (2.9%)
	AP Moller - Maersk A.S., Class A	3,625	5,360,126
	AP Moller - Maersk A.S., Class B	3,509	5,623,645
	Carlsberg A.S., Class B	288,439	36,522,370
*	Danske Bank A.S.	884,653	11,790,273
*	Demant A.S.	187,775	5,928,671
	DSV Panalpina A.S.	300,849	48,810,172
*	Genmab A.S.	58,472	19,531,101
	GN Store Nord A.S.	72,061	5,188,175
	H Lundbeck A.S.	236,230	6,659,668
	Novozymes A.S., Class B	148,375	8,923,444
	Rockwool International A.S., Class B	22,552	8,827,252
	Tryg A.S.	125,159	3,473,503
#	Vestas Wind Systems A.S.	648,241	111,214,830

TOTAL DENMARK			277,853,230

FINLAND — (1.0%)
	Fortum Oyj	823,282	15,474,925
# *	Nokia Oyj	4,351,573	14,670,006
*	Nordea Bank Abp	3,874,650	29,080,262
	Stora Enso Oyj, Class R	1,165,514	17,008,282
	UPM-Kymmene Oyj	712,806	20,143,156

TOTAL FINLAND.			96,376,631

FRANCE — (9.1%)
* Ω	Amundi SA	15,838	1,038,847
	Arkema SA	237,138	23,225,234
# *	Atos SE	212,422	14,511,791
	AXA SA	2,595,269	41,678,196
*	BNP Paribas SA	1,948,140	67,940,925
	Bollore SA	1,717,699	6,157,083
#	Bouygues SA	1,023,747	33,572,169

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
FRANCE — (Continued)
	Capgemini SE	36,753	$4,243,788
	Carrefour SA	2,495,917	38,791,275
*	Cie de Saint-Gobain	2,006,077	78,143,737
	Cie Generale des Etablissements Michelin SCA	664,554	71,772,475
*	CNP Assurances	573,388	6,467,032
*	Credit Agricole SA	1,053,519	8,333,900
*	Eiffage SA	86,999	6,314,164
	Electricite de France SA	1,705,570	19,796,653
*	Engie SA	2,838,450	34,329,781
*	EssilorLuxottica SA	56,812	7,013,946
	Iliad SA	3,398	656,941
# *	Natixis SA	2,149,383	5,006,333
	Orange SA	5,978,647	67,137,941
*	Peugeot SA	3,133,702	56,294,471
#	Publicis Groupe SA	316,314	10,989,471
# *	Renault SA	509,688	12,622,819
	Sanofi	44,503	4,018,324
*	SCOR SE	105,385	2,559,301
	SES SA	107,379	857,671
*	Societe Generale SA	1,357,954	18,451,756
	Total SE	6,874,996	208,289,750
	Valeo SA	650,352	19,674,062
	Vivendi SA	174,420	5,034,372

TOTAL FRANCE			874,924,208

GERMANY — (6.7%)
	Allianz SE	415,799	73,244,904
	BASF SE	1,039,248	56,907,335
	Bayer AG	1,103,211	51,840,454
	Bayerische Motoren Werke AG	1,138,372	77,794,893
# *	Commerzbank AG	770,401	3,646,550
	Continental AG	242,904	25,808,767
Ω	Covestro AG	260,164	12,416,580
	Daimler AG	3,237,994	167,367,009
# *	Deutsche Bank AG	1,938,873	17,917,389
*	Deutsche Bank AG	1,679,248	15,533,044
# *	Deutsche Lufthansa AG	887,970	7,596,647
	Evonik Industries AG	444,408	10,699,958
	Fresenius SE & Co. KGaA	597,229	22,153,275
# Ω	Hapag-Lloyd AG	25,653	1,600,970
	HeidelbergCement AG	448,245	25,636,666
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	9,260	2,170,333
	RWE AG	527,466	19,520,330
*	Talanx AG	162,600	4,793,636
	Telefonica Deutschland Holding AG	3,595,005	9,067,569
	Uniper SE	635,694	18,987,767
	Volkswagen AG	125,075	19,456,967

TOTAL GERMANY			644,161,043

HONG KONG — (2.5%)
	Bank of East Asia, Ltd. (The)	168,325	303,661
Ω	BOC Aviation, Ltd.	647,400	4,008,795
	BOC Hong Kong Holdings, Ltd.	4,037,500	11,214,102
*	Cathay Pacific Airways, Ltd.	9,539,999	6,482,439
	CK Asset Holdings, Ltd.	4,411,000	20,482,433
	CK Hutchison Holdings, Ltd.	7,657,984	46,254,047
	CK Infrastructure Holdings, Ltd.	443,000	2,089,750
	Guoco Group, Ltd.	9,000	110,453

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
HONG KONG — (Continued)
	Hang Lung Group, Ltd.	180,000	$399,566
	Hang Lung Properties, Ltd.	5,009,000	12,194,353
	Henderson Land Development Co., Ltd.	2,256,485	7,970,084
	Kerry Properties, Ltd.	2,023,000	4,963,487
	MTR Corp., Ltd.	2,070,933	10,262,022
	New World Development Co., Ltd.	4,946,042	23,614,315
	NWS Holdings, Ltd.	96,397	84,616
*	Shangri-La Asia, Ltd.	56,000	44,063
	Sino Land Co., Ltd.	8,949,867	10,606,288
	SJM Holdings, Ltd.	5,394,000	5,600,637
	Sun Hung Kai Properties, Ltd.	3,632,420	46,755,828
	Swire Pacific, Ltd., Class A	1,979,500	9,026,907
	Swire Pacific, Ltd., Class B	2,855,000	2,324,911
Ω	WH Group, Ltd.	18,682,500	14,714,824
	Wharf Holdings, Ltd. (The)	1,233,990	2,554,475

TOTAL HONG KONG			242,062,056

IRELAND — (0.5%)
	CRH P.L.C.	293,793	10,280,338
#	CRH P.L.C., Sponsored ADR	407,322	14,317,368
*	Flutter Entertainment P.L.C.	94,565	16,530,762
*	Flutter Entertainment P.L.C.	61,968	10,736,098

TOTAL IRELAND			51,864,566

ISRAEL — (0.4%)
	Bank Hapoalim BM	1,877,669	10,960,537
#	Bank Leumi Le-Israel BM	1,906,353	8,984,704
	First International Bank Of Israel, Ltd.	48,459	1,071,244
#	Israel Discount Bank, Ltd., Class A	2,621,812	7,338,602
*	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	796,262	6,943,405

TOTAL ISRAEL			35,298,492

ITALY — (1.8%)
#	Eni SpA	3,780,702	26,483,984
*	Fiat Chrysler Automobiles NV	2,776,827	34,065,033
# *	Fiat Chrysler Automobiles NV	1,793,632	22,043,737
*	Intesa Sanpaolo SpA	19,844,993	32,944,750
	Mediobanca Banca di Credito Finanziario SpA	164,012	1,164,439
#	Telecom Italia SpA	63,812,045	21,675,198
	Telecom Italia SpA	6,225,918	2,266,276
	Telecom Italia SpA, Sponsored ADR	1,771,402	5,868,655
# *	UniCredit SpA	3,293,998	24,670,029

TOTAL ITALY			171,182,101

JAPAN — (23.3%)
	AEON Financial Service Co., Ltd.	15,000	153,628
	AGC, Inc.	895,500	27,962,841
	Air Water, Inc.	14,300	204,316
	Aisin Seiki Co., Ltd.	609,000	18,451,525
	Alfresa Holdings Corp.	176,100	3,224,379
	Alps Alpine Co., Ltd.	352,800	5,089,963
	Amada Co., Ltd.	907,100	7,895,085
	Aozora Bank, Ltd.	253,300	4,161,471
	Asahi Kasei Corp.	1,769,400	15,332,864
	Bank of Kyoto, Ltd. (The)	113,679	5,020,575
	Bridgestone Corp.	454,400	14,811,167
	Brother Industries, Ltd.	200,600	3,099,706

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Canon Marketing Japan, Inc.	153,000	$3,259,375
	Canon, Inc.	402,100	6,999,032
	Chiba Bank, Ltd. (The)	1,064,000	5,495,868
	Chugoku Bank, Ltd. (The)	256,900	2,225,571
	Coca-Cola Bottlers Japan Holdings, Inc.	360,357	5,086,772
	Concordia Financial Group, Ltd.	2,530,100	8,351,993
	Credit Saison Co., Ltd.	393,600	4,254,717
	Dai Nippon Printing Co., Ltd.	521,600	9,717,106
#	Daicel Corp.	1,087,400	7,760,387
	Daido Steel Co., Ltd.	11,400	373,353
	Dai-ichi Life Holdings, Inc.	1,214,647	18,141,254
	Daio Paper Corp.	39,000	563,866
	Daiwa House Industry Co., Ltd.	207,600	5,454,639
	Daiwa Securities Group, Inc.	3,735,400	15,135,161
	DeNA Co., Ltd.	139,700	2,383,575
	Denka Co., Ltd.	234,800	7,233,660
	Denso Corp.	633,300	29,509,598
	Dentsu Group, Inc.	471,400	13,589,528
	DIC Corp.	361,500	8,801,013
	Dowa Holdings Co., Ltd.	189,000	5,408,960
	Ebara Corp.	278,900	7,752,433
	ENEOS Holdings, Inc.	7,925,403	26,742,576
	Fuji Media Holdings, Inc.	52,200	502,030
	FUJIFILM Holdings Corp.	54,400	2,773,995
	Fukuoka Financial Group, Inc.	386,600	6,466,792
	Fukuyama Transporting Co., Ltd.	50,893	2,133,028
	Furukawa Electric Co., Ltd.	60,800	1,523,666
	Fuyo General Lease Co., Ltd.	5,300	304,316
	Hachijuni Bank, Ltd. (The)	622,531	2,299,052
	Hankyu Hanshin Holdings, Inc.	703,300	21,474,102
	Haseko Corp.	441,400	5,292,005
	Heiwa Corp.	173,900	2,811,455
	Hino Motors, Ltd.	185,100	1,418,185
	Hitachi Capital Corp.	199,000	4,208,672
	Hitachi Construction Machinery Co., Ltd.	9,200	226,895
	Hitachi Metals, Ltd.	431,500	5,722,237
	Hitachi, Ltd.	1,579,000	53,219,083
	Honda Motor Co., Ltd., Sponsored ADR	26,040	615,065
	Honda Motor Co., Ltd.	4,590,300	108,574,060
	Ibiden Co., Ltd.	147,600	6,018,166
	Idemitsu Kosan Co., Ltd.	606,038	12,256,491
	IHI Corp.	236,700	2,866,610
	Iida Group Holdings Co., Ltd.	674,550	12,204,042
	Inpex Corp.	2,596,983	12,315,924
	Isetan Mitsukoshi Holdings, Ltd.	549,300	2,675,171
	Isuzu Motors, Ltd.	1,169,200	9,486,297
	ITOCHU Corp.	1,156,800	27,784,608
	Itoham Yonekyu Holdings, Inc.	196,800	1,317,585
	Iyo Bank, Ltd. (The)	492,300	3,089,631
	Izumi Co., Ltd.	3,900	132,264
	J Front Retailing Co., Ltd.	1,025,800	7,816,819
	Japan Post Holdings Co., Ltd.	1,170,410	8,030,701
	Japan Post Insurance Co., Ltd.	76,700	1,215,780
*	JFE Holdings, Inc.	1,295,595	9,103,068
	JGC Holdings Corp.	257,700	2,118,906
	JSR Corp.	374,500	8,464,457
	JTEKT Corp.	980,500	7,813,353
	Kajima Corp.	660,500	7,057,725
	Kamigumi Co., Ltd.	342,200	6,122,263

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Kandenko Co., Ltd.	402,500	$3,020,476
	Kaneka Corp.	244,908	6,853,569
*	Kawasaki Heavy Industries, Ltd.	677,300	8,091,803
	Kinden Corp.	222,800	3,493,470
	Kokuyo Co., Ltd.	20,200	274,471
	Komatsu, Ltd.	575,200	12,968,152
	Konica Minolta, Inc.	143,200	364,841
	K’s Holdings Corp.	403,300	5,150,489
	Kuraray Co., Ltd.	1,529,300	14,144,455
	Kurita Water Industries, Ltd.	7,500	223,153
	Kyocera Corp.	179,600	9,891,012
	Kyushu Financial Group, Inc.	668,749	3,128,099
	LIXIL Group Corp.	961,800	20,884,745
	Mabuchi Motor Co., Ltd.	81,200	3,347,774
	Maeda Road Construction Co., Ltd.	2,200	36,674
	Marubeni Corp.	2,948,900	15,396,813
	Maruichi Steel Tube, Ltd.	15,500	355,594
	Mazda Motor Corp.	1,884,700	9,896,231
	Mebuki Financial Group, Inc.	1,258,420	2,528,403
	Medipal Holdings Corp.	329,250	5,869,172
	Mitsubishi Chemical Holdings Corp.	3,181,900	17,908,237
	Mitsubishi Corp.	1,911,500	42,648,168
	Mitsubishi Gas Chemical Co., Inc.	727,100	13,254,579
	Mitsubishi Heavy Industries, Ltd.	724,500	15,566,042
	Mitsubishi Logistics Corp.	89,600	2,358,025
	Mitsubishi Materials Corp.	518,200	9,508,580
*	Mitsubishi Motors Corp.	2,168,000	3,976,162
#	Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	3,913,483	15,419,123
	Mitsubishi UFJ Financial Group, Inc.	11,934,650	47,045,252
	Mitsubishi UFJ Lease & Finance Co., Ltd.	1,638,400	6,941,885
#	Mitsui & Co., Ltd., Sponsored ADR	11,723	3,701,889
	Mitsui & Co., Ltd.	1,157,000	18,122,659
	Mitsui Chemicals, Inc.	823,660	21,095,861
	Mitsui Fudosan Co., Ltd.	940,400	16,012,714
	Mitsui OSK Lines, Ltd.	546,400	12,334,698
	Mizuho Financial Group, Inc.	2,740,680	33,743,309
	MS&AD Insurance Group Holdings, Inc.	636,453	17,416,685
	Nagase & Co., Ltd.	251,300	3,276,986
	NEC Corp.	404,210	20,360,129
	NGK Insulators, Ltd.	130,100	1,858,562
	NGK Spark Plug Co., Ltd.	270,400	4,755,508
	NH Foods, Ltd.	314,767	12,893,788
	NHK Spring Co., Ltd.	743,000	4,492,636
#	Nikon Corp.	902,000	5,497,111
	Nippo Corp.	285,900	7,343,669
	Nippon Express Co., Ltd.	316,124	17,728,077
	Nippon Kayaku Co., Ltd.	162,000	1,394,127
	Nippon Paper Industries Co., Ltd.	378,300	4,272,033
#	Nippon Shokubai Co., Ltd.	115,900	5,675,452
*	Nippon Steel Corp.	1,311,693	12,722,273
	Nippon Yusen K.K	740,687	13,671,280
	Nipro Corp.	136,100	1,432,068
*	Nissan Motor Co., Ltd.	5,856,200	20,734,065
	Nitto Denko Corp.	19,300	1,355,936
	NOK Corp.	258,720	2,950,446
	Nomura Holdings, Inc.	4,705,602	21,073,745
	Nomura Real Estate Holdings, Inc.	521,500	9,108,736
	NSK, Ltd.	1,295,100	10,368,669
	Obayashi Corp.	2,342,282	19,601,006

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Oji Holdings Corp.	3,568,100	$15,037,460
	ORIX Corp.	3,324,900	38,885,489
	Panasonic Corp.	1,927,800	17,808,111
	Rengo Co., Ltd.	899,500	6,920,702
	Resona Holdings, Inc.	2,696,600	8,890,619
	Ricoh Co., Ltd.	2,366,400	15,540,665
	Rohm Co., Ltd.	184,800	14,208,696
	Sankyo Co., Ltd.	30,900	787,554
	Sawai Pharmaceutical Co., Ltd.	14,800	713,354
	SBI Holdings, Inc.	18,500	426,448
	Sega Sammy Holdings, Inc.	52,200	654,148
	Seibu Holdings, Inc.	73,200	731,847
	Seiko Epson Corp.	524,700	6,093,704
	Seino Holdings Co., Ltd.	481,500	6,222,117
	Sekisui Chemical Co., Ltd.	40,900	637,562
	Sekisui House, Ltd.	1,200,200	19,939,285
	Seven & I Holdings Co., Ltd.	493,300	14,993,688
	Shimamura Co., Ltd.	61,300	6,535,238
	Shimizu Corp.	995,300	6,910,720
	Shinsei Bank, Ltd.	313,400	3,770,685
	Shizuoka Bank, Ltd. (The)	851,000	5,723,608
	Showa Denko K.K.	234,100	3,980,560
	SoftBank Group Corp.	105,700	6,884,640
	Sojitz Corp.	3,534,500	7,777,411
	Sompo Holdings, Inc.	430,256	16,063,983
	Stanley Electric Co., Ltd.	18,900	538,268
	Subaru Corp.	317,084	5,819,433
	Sumitomo Chemical Co., Ltd.	8,266,400	27,040,912
	Sumitomo Corp.	1,719,300	18,810,132
#	Sumitomo Dainippon Pharma Co., Ltd.	79,531	932,184
	Sumitomo Electric Industries, Ltd.	3,161,100	34,898,774
	Sumitomo Forestry Co., Ltd.	598,600	9,429,492
	Sumitomo Heavy Industries, Ltd.	524,600	11,243,893
	Sumitomo Metal Mining Co., Ltd.	609,264	18,938,200
	Sumitomo Mitsui Financial Group, Inc.	1,921,900	53,201,841
	Sumitomo Mitsui Trust Holdings, Inc.	391,544	10,527,598
	Sumitomo Realty & Development Co., Ltd.	174,600	4,672,178
	Sumitomo Rubber Industries, Ltd.	770,500	6,777,488
	Suzuken Co., Ltd.	74,900	2,703,937
	Suzuki Motor Corp.	134,100	5,759,286
	T&D Holdings, Inc.	1,378,500	13,776,835
	Taiheiyo Cement Corp.	528,721	12,410,178
	Taisei Corp.	84,600	2,632,575
	Taisho Pharmaceutical Holdings Co., Ltd.	28,700	1,726,830
	Takeda Pharmaceutical Co., Ltd.	229,971	7,106,699
	TBS Holdings, Inc.	70,800	1,093,328
	TDK Corp.	75,700	8,902,367
	Teijin, Ltd.	855,090	13,098,232
	THK Co., Ltd.	178,200	4,730,301
	Toda Corp.	717,800	4,100,265
	Tokio Marine Holdings, Inc.	254,919	11,393,532
	Tokyo Tatemono Co., Ltd.	870,300	10,009,487
	Tokyu Fudosan Holdings Corp.	2,556,700	11,172,313
	Toppan Printing Co., Ltd.	656,900	8,353,399
	Toray Industries, Inc.	2,709,300	12,259,318
	Toshiba Corp.	13,600	344,024
	Tosoh Corp.	1,241,700	20,127,502
	Toyo Seikan Group Holdings, Ltd.	416,349	3,889,706
	Toyo Tire Corp.	24,100	357,516

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Toyoda Gosei Co., Ltd.	311,200	$7,909,118
#	Toyota Boshoku Corp.	4,100	59,556
	Toyota Industries Corp.	275,700	17,816,661
#	Toyota Motor Corp., Sponsored ADR.	208,099	27,321,318
	Toyota Motor Corp.	3,715,890	243,936,611
	Toyota Tsusho Corp.	524,100	14,625,168
	TS Tech Co., Ltd.	145,000	4,013,420
	Tsumura & Co.	24,700	724,978
	TV Asahi Holdings Corp.	31,700	478,936
	Ube Industries, Ltd.	504,100	8,654,355
	Yamada Holdings Co., Ltd.	1,918,800	9,355,677
	Yamaguchi Financial Group, Inc.	25,248	164,237
	Yamaha Motor Co., Ltd.	698,000	9,980,019
	Yamazaki Baking Co., Ltd.	39,100	642,250
	Yokohama Rubber Co., Ltd. (The)	563,500	8,094,331
	Zeon Corp.	404,300	4,918,886

TOTAL JAPAN			2,236,253,860

NETHERLANDS — (4.5%)
* Ω	ABN AMRO Bank NV	838,120	6,884,539
#	Aegon NV	2,369,336	6,373,553
#	Aegon NV	390,842	1,055,273
	Akzo Nobel NV	29,483	2,835,887
# *	ArcelorMittal SA	652,213	8,844,020
*	ArcelorMittal SA	590,702	8,033,549
	ASM International NV	6,676	953,539
	Coca-Cola European Partners P.L.C.	53,843	1,920,063
#	Heineken NV	230,702	20,421,175
# *	ING Groep NV, Sponsored ADR	760,447	5,186,249
*	ING Groep NV	5,659,246	38,764,234
	Koninklijke Ahold Delhaize NV	4,984,523	136,654,529
	Koninklijke DSM NV	596,336	95,370,511
*	Koninklijke Philips NV	980,333	45,405,838
*	Koninklijke Philips NV	34,602	1,608,990
	Koninklijke Vopak NV	191,677	9,955,011
	NN Group NV	792,319	27,573,438
*	Randstad NV	272,591	13,601,343

TOTAL NETHERLANDS			431,441,741

NEW ZEALAND — (0.2%)
*	Auckland International Airport, Ltd.	2,324,809	10,754,281
	Chorus, Ltd.	289,771	1,611,351
	EBOS Group, Ltd.	201,357	3,427,382
*	Fletcher Building, Ltd.	1,461,322	3,957,441
#	Fonterra Co-operative Group, Ltd.	293,628	895,308
	Mainfreight, Ltd.	13,725	489,392
	Ryman Healthcare, Ltd.	148,330	1,372,657

TOTAL NEW ZEALAND			22,507,812

NORWAY — (0.8%)
*	DNB ASA	2,102,699	28,396,504
#	Equinor ASA	1,229,349	15,686,136
*	Norsk Hydro ASA	3,886,430	10,922,286
*	SpareBank 1 SR-Bank ASA	369,350	2,945,550
*	Storebrand ASA	1,436,496	7,580,891
# *	Subsea 7 SA	453,890	3,014,488

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
NORWAY — (Continued)
	Yara International ASA	228,157	$7,984,458

TOTAL NORWAY			76,530,313

PORTUGAL — (0.1%)
*	Banco Espirito Santo SA	2,631,973	0
	EDP Renovaveis SA	606,867	11,536,966

TOTAL PORTUGAL			11,536,966

SINGAPORE — (1.0%)
	CapitaLand, Ltd.	8,450,300	15,901,659
	City Developments, Ltd.	1,714,600	7,962,382
	Frasers Property, Ltd.	492,700	393,109
	Hongkong Land Holdings, Ltd.	1,361,700	4,999,013
	Jardine Cycle & Carriage, Ltd.	45,600	593,171
	Keppel Corp., Ltd.	6,501,200	20,891,362
	Olam International, Ltd.	464,700	435,949
	Oversea-Chinese Banking Corp., Ltd.	2,186,685	13,486,918
	Singapore Airlines, Ltd.	7,543,500	18,720,063
	United Industrial Corp., Ltd.	1,355,670	2,164,406
	UOL Group, Ltd.	1,203,774	5,487,034
	Yangzijiang Shipbuilding Holdings, Ltd.	3,140,700	2,114,470

TOTAL SINGAPORE			93,149,536

SPAIN — (1.3%)
	ACS Actividades de Construccion y Servicios SA	59,114	1,405,182
	Banco Bilbao Vizcaya Argentaria SA	9,752,876	28,138,525
#	Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	960,556	2,776,007
# *	Banco Santander SA	40,951,091	82,006,822
	CaixaBank SA	724,209	1,321,384
	Naturgy Energy Group SA	74,479	1,383,681
	Repsol SA	1,152,156	7,233,309

TOTAL SPAIN			124,264,910

SWEDEN — (3.1%)
	BillerudKorsnas AB	504,958	7,887,985
	Boliden AB	1,195,043	32,587,745
* Ω	Dometic Group AB	132,948	1,437,098
#	Getinge AB, Class B	567,120	11,104,192
	Holmen AB, Class A	5,562	225,427
	Holmen AB, Class B	257,280	9,743,044
	Husqvarna AB, Class B	170,464	1,757,757
#	ICA Gruppen AB	165,222	7,821,336
#	Intrum AB	180,447	4,409,570
	Millicom International Cellular SA	133,262	3,913,798
*	Peab AB, Class B	213,986	1,980,439
# *	Saab AB, Class B	77,854	1,786,020
*	Skandinaviska Enskilda Banken AB, Class A	4,107,944	35,251,244
*	Skandinaviska Enskilda Banken AB, Class C	28,685	263,786
#	SKF AB, Class B	1,179,544	24,146,402
*	SSAB AB, Class A	488,788	1,418,419
*	SSAB AB, Class B	1,359,160	3,666,606
# *	Svenska Cellulosa AB SCA, Class A	63,918	884,259
# *	Svenska Cellulosa AB SCA, Class B	1,580,289	21,375,800
*	Svenska Handelsbanken AB, Class A	1,957,160	15,858,241
# *	Svenska Handelsbanken AB, Class B	37,204	359,152
# *	Swedbank AB, Class A	886,833	13,883,910
	Tele2 AB, Class B	140,411	1,657,123

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
SWEDEN — (Continued)
#	Telia Co. AB	7,857,507	$30,063,995
*	Trelleborg AB, Class B	662,912	11,030,699
# *	Volvo AB, Class A	142,032	2,757,337
*	Volvo AB, Class B	2,416,322	46,966,507

TOTAL SWEDEN			294,237,891

SWITZERLAND — (10.4%)
	ABB, Ltd.	3,432,303	83,284,859
	Adecco Group AG	545,168	26,731,728
*	Alcon, Inc.	63,250	3,595,153
*	Alcon, Inc.	498,598	28,346,818
	Baloise Holding AG	129,056	17,649,087
	Banque Cantonale Vaudoise	49,760	4,821,755
	Barry Callebaut AG	484	999,286
#	Chocoladefabriken Lindt & Spruengli AG	6	518,726
#	Cie Financiere Richemont SA	1,165,784	72,865,902
#	Clariant AG	157,372	2,699,828
	Credit Suisse Group AG	1,363,427	12,858,985
#	Credit Suisse Group AG, Sponsored ADR	1,052,790	9,906,754
	Julius Baer Group, Ltd.	716,015	31,866,414
	LafargeHolcim, Ltd.	804,630	34,534,421
	LafargeHolcim, Ltd.	375,078	16,122,849
	Lonza Group AG	145,001	87,857,559
	Novartis AG, Sponsored ADR	723,453	56,487,210
	Novartis AG	1,817,557	141,628,729
#	Swatch Group AG (The)	85,556	18,118,271
	Swatch Group AG (The)	143,968	5,884,767
	Swiss Life Holding AG	78,824	26,515,492
	Swiss Prime Site AG	120,516	10,139,003
#	Swiss Re AG	324,348	23,275,405
	Swisscom AG	76,438	38,876,432
	UBS Group AG	6,275,625	73,060,635
#	UBS Group AG	1,233,581	14,420,562
	Vifor Pharma AG	55,433	6,238,746
	Zurich Insurance Group AG	444,872	147,762,264

TOTAL SWITZERLAND			997,067,640

UNITED KINGDOM — (11.7%)
	3i Group P.L.C.	462,581	5,777,493
	Anglo American P.L.C.	2,846,495	66,787,802
	Antofagasta P.L.C.	246,621	3,288,489
	Aviva P.L.C.	16,319,347	54,434,377
# *	Barclays P.L.C., Sponsored ADR	7,035,082	38,904,003
*	Barclays P.L.C.	191,609	265,584
*	Barratt Developments P.L.C.	3,333,144	20,834,099
	Bellway P.L.C.	31,714	959,513
	BP P.L.C., Sponsored ADR	5,009,282	77,543,685
	BP P.L.C.	5,808,183	14,814,835
#	British American Tobacco P.L.C., Sponsored ADR	838,885	26,743,654
	British American Tobacco P.L.C.	3,024,009	95,847,087
	BT Group P.L.C.	5,814,685	7,636,710
	Carnival P.L.C.	102,449	1,158,192
#	Carnival P.L.C., ADR	20,467	241,511
*	DS Smith P.L.C.	611,450	2,242,919
*	Glencore P.L.C.	26,692,936	53,845,933
*	GVC Holdings P.L.C.	69,102	865,643
	HSBC Holdings P.L.C.	13,949,143	58,455,175
#	HSBC Holdings P.L.C., Sponsored ADR	2,590,482	54,348,312

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
UNITED KINGDOM — (Continued)
	Investec P.L.C.	1,312,079	$2,441,630
	J Sainsbury P.L.C.	7,868,098	20,537,501
*	Kingfisher P.L.C.	7,975,671	29,661,394
*	Lloyds Banking Group P.L.C.	181,694,609	66,156,212
# *	Lloyds Banking Group P.L.C., ADR	1,844,768	2,601,123
	M&G P.L.C.	2,081,294	3,958,965
*	Melrose Industries P.L.C.	4,863,312	7,544,298
*	Natwest Group P.L.C.	5,175,515	8,344,776
# *	Natwest Group P.L.C., Sponsored ADR	1,051,278	3,353,577
*	Ninety One P.L.C.	656,039	1,763,578
#	Pearson P.L.C.	515,601	3,406,457
#	Pearson P.L.C., Sponsored ADR	1,119,256	7,476,630
	Phoenix Group Holdings P.L.C.	577,549	4,959,552
	Royal Dutch Shell P.L.C., Sponsored ADR, Class B	7,267,547	175,511,260
	Royal Dutch Shell P.L.C., Class B	283,225	3,415,504
*	Standard Chartered P.L.C.	4,078,355	18,637,281
	Standard Life Aberdeen P.L.C.	490,582	1,429,444
	Vodafone Group P.L.C.	58,351,986	77,839,689
#	Vodafone Group P.L.C., Sponsored ADR	4,011,201	54,191,329
	Wm Morrison Supermarkets P.L.C.	9,034,593	19,070,876
#	WPP P.L.C., Sponsored ADR	150,428	6,009,599
	WPP P.L.C.	2,296,513	18,342,900

TOTAL UNITED KINGDOM.			1,121,648,591

TOTAL COMMON STOCKS			9,200,129,588

PREFERRED STOCKS — (1.3%)

GERMANY — (1.3%)
	Bayerische Motoren Werke AG	152,008	7,859,343
	Porsche Automobil Holding SE	322,304	17,266,583
	Volkswagen AG	701,336	102,159,454

TOTAL GERMANY			127,285,380

TOTAL INVESTMENT SECURITIES (Cost $11,119,510,563)			9,327,414,968

			Value†
SECURITIES LENDING COLLATERAL — (2.8%)
@ §	The DFA Short Term Investment Fund	22,816,650	264,011,461

TOTAL INVESTMENTS — (100.0%) (Cost $11,383,404,927)			$9,591,426,429

ADR	American Depositary Receipt
P.L.C.	Public Limited Company
SA	Special Assessment
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2020, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	526	12/18/20	$88,097,893	$85,861,610	$(2,236,283)

Total Futures Contracts			$88,097,893	$85,861,610	$(2,236,283)

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$568,449,931	—	$568,449,931
Austria	—	100,701	—	100,701
Belgium	—	74,612,067	—	74,612,067
Canada	$754,605,302	—	—	754,605,302
Denmark	—	277,853,230	—	277,853,230
Finland	—	96,376,631	—	96,376,631
France	—	874,924,208	—	874,924,208
Germany	15,533,044	628,627,999	—	644,161,043
Hong Kong	—	242,062,056	—	242,062,056
Ireland	14,317,368	37,547,198	—	51,864,566
Israel	6,943,405	28,355,087	—	35,298,492
Italy	27,912,392	143,269,709	—	171,182,101
Japan	47,057,395	2,189,196,465	—	2,236,253,860
Netherlands	15,884,061	415,557,680	—	431,441,741
New Zealand	—	22,507,812	—	22,507,812
Norway	—	76,530,313	—	76,530,313
Portugal	—	11,536,966	—	11,536,966
Singapore	—	93,149,536	—	93,149,536
Spain	2,776,007	121,488,903	—	124,264,910
Sweden	—	294,237,891	—	294,237,891
Switzerland	84,409,679	912,657,961	—	997,067,640
United Kingdom	446,924,683	674,723,908	—	1,121,648,591
Preferred Stocks
Germany	—	127,285,380	—	127,285,380
Securities Lending Collateral	—	264,011,461	—	264,011,461
Futures Contracts**	(2,236,283)	—	—	(2,236,283)

TOTAL	$1,414,127,053	$8,175,063,093	—	$9,589,190,146

** Valued at the unrealized appreciation/(depreciation) on the investment.

THE JAPANESE SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value»
COMMON STOCKS — (98.1%)
COMMUNICATION SERVICES — (2.9%)
	Adways, Inc.	22,400	$87,038
#	Aeria, Inc.	15,800	68,667
	Akatsuki, Inc.	30,200	1,345,505
# *	AlphaPolis Co., Ltd.	10,700	302,621
	Amuse, Inc.	7,400	179,996
#	AOI TYO Holdings, Inc.	139,131	535,855
	Asahi Broadcasting Group Holdings Corp.	54,000	349,490
#	Asahi Net, Inc.	102,300	922,384
	Ateam, Inc.	77,600	623,786
*	Atrae, Inc.	33,000	854,805
	Avex, Inc.	239,800	2,316,582
*	Bengo4.com, Inc.	2,400	317,646
# *	Broadmedia Corp.	55,200	49,118
#	Ceres, Inc.	24,900	483,927
	Daiichikosho Co., Ltd.	39,100	1,337,883
	DeNA Co., Ltd.	115,900	1,977,497
	Dip Corp.	177,300	3,406,527
*	Drecom Co., Ltd.	13,400	112,195
# *	eBook Initiative Japan Co., Ltd.	14,200	384,448
#	Extreme Co., Ltd.	17,300	220,455
	Faith, Inc.	56,010	477,218
	FAN Communications, Inc.	312,800	1,400,800
	Fibergate, Inc.	3,000	52,998
	Freebit Co., Ltd.	55,300	453,388
# *	GA Technologies Co., Ltd.	2,400	66,617
	Gakken Holdings Co., Ltd.	121,800	1,645,341
	Gree, Inc.	730,600	3,809,720
	GungHo Online Entertainment, Inc.	132,800	3,299,696
#	Gurunavi, Inc.	187,900	1,115,511
#	Imagica Group, Inc.	105,100	382,079
	Intage Holdings, Inc.	224,700	2,061,994
	Internet Initiative Japan, Inc.	126,400	5,655,192
	ITmedia, Inc.	30,000	689,043
*	Itokuro, Inc.	52,400	748,265
	Kadokawa Corp.	113,116	3,440,371
	Kamakura Shinsho, Ltd.	61,100	604,427
*	KLab, Inc.	141,900	1,142,474
*	LIFULL Co., Ltd.	327,500	1,231,120
	Macromill, Inc.	261,900	1,626,159
#	MarkLines Co., Ltd.	67,000	1,447,903
	Marvelous, Inc.	197,300	1,482,395
#	Members Co., Ltd.	45,500	776,109
#	Mixi, Inc.	229,900	6,327,043
# *	Mobile Factory, Inc.	10,500	98,507
	MTI, Ltd.	131,000	1,156,117
	Okinawa Cellular Telephone Co.	80,100	3,207,677
*	PR Times, Inc.	1,200	41,336
	Proto Corp.	155,200	1,671,428
# *	Shobunsha Holdings, Inc.	217,400	1,013,177
	SKY Perfect JSAT Holdings, Inc.	878,700	3,751,158
	SoldOut, Inc.	6,300	85,854
*	Synchro Food Co., Ltd.	24,900	67,965
	Toei Co., Ltd.	11,400	1,682,162
	Tohokushinsha Film Corp.	90,500	574,814
#	Tokyu Recreation Co., Ltd.	19,200	905,089

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
COMMUNICATION SERVICES — (Continued)
#	Tow Co., Ltd.	263,700	$708,047
	TV Asahi Holdings Corp.	32,600	492,534
	Tv Tokyo Holdings Corp.	89,000	1,984,280
	Usen-Next Holdings Co., Ltd.	52,500	674,726
	ValueCommerce Co., Ltd.	102,100	3,234,956
#	V-Cube, Inc.	80,700	1,776,981
*	Vector, Inc.	192,300	1,639,217
*	Vision, Inc.	121,300	1,052,884
	Wowow, Inc.	35,500	935,922
	Zenrin Co., Ltd.	231,150	2,539,583
	ZIGExN Co., Ltd.	381,400	1,134,831

TOTAL COMMUNICATION SERVICES			86,241,533

CONSUMER DISCRETIONARY — (16.2%)
	Adastria Co., Ltd.	165,140	2,866,325
	Adventure, Inc.	8,800	369,579
	Aeon Fantasy Co., Ltd.	48,932	944,357
*	Ahresty Corp.	152,700	440,030
# *	Aigan Co., Ltd.	60,800	131,056
	Ainavo Holdings Co., Ltd.	5,600	47,755
	Aisan Industry Co., Ltd.	215,700	924,525
*	Akebono Brake Industry Co., Ltd.	225,300	300,609
#	Alleanza Holdings Co., Ltd.	80,800	1,066,867
	Alpen Co., Ltd.	112,400	2,185,618
	Alpha Corp.	45,000	408,057
	Amiyaki Tei Co., Ltd.	28,200	763,492
	AOKI Holdings, Inc.	254,400	1,105,822
#	Aoyama Trading Co., Ltd.	289,500	1,379,094
	Arata Corp.	87,100	4,232,819
	Arcland Sakamoto Co., Ltd.	178,500	3,438,906
	Arcland Service Holdings Co., Ltd.	77,100	1,478,329
	Asahi Co., Ltd.	102,000	1,684,974
	Asante, Inc.	43,400	618,800
	Ashimori Industry Co., Ltd.	29,499	253,744
	ASKUL Corp.	64,400	2,473,365
#	Asti Corp.	19,400	227,443
#	Atom Corp.	650,600	5,217,419
	Atsugi Co., Ltd.	103,500	511,755
# *	Aucnet, Inc.	28,200	374,901
	Autobacs Seven Co., Ltd.	480,200	6,147,262
#	Avantia Co., Ltd.	74,800	610,341
#	Baroque Japan, Ltd.	91,600	557,802
# *	Beaglee, Inc.	35,300	741,134
#	Beauty Garage, Inc.	18,600	493,812
#	Beenos, Inc.	7,100	109,447
	Belluna Co., Ltd.	340,500	2,787,805
	Bic Camera, Inc.	224,400	2,478,379
#	Bookoff Group Holdings, Ltd.	66,600	522,582
	BRONCO BILLY Co., Ltd.	55,600	1,200,411
	Can Do Co., Ltd.	60,900	1,116,694
	Central Automotive Products, Ltd.	81,900	1,595,319
	Central Sports Co., Ltd.	45,100	954,361
#	Chikaranomoto Holdings Co., Ltd.	35,400	197,349
#	CHIMNEY Co., Ltd.	36,800	434,845
	Chiyoda Co., Ltd.	113,500	998,707
	Chofu Seisakusho Co., Ltd.	128,900	2,625,116
*	Choushimaru Co., Ltd.	7,600	83,661
	Chuo Spring Co., Ltd.	19,000	534,132
	Cleanup Corp.	139,400	635,502

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
CONSUMER DISCRETIONARY — (Continued)
#	Colowide Co., Ltd.	351,400	$5,261,354
	Corona Corp.	99,000	892,022
# *	Create Restaurants Holdings, Inc.	558,900	2,924,831
	Curves Holdings Co., Ltd.	253,600	1,558,117
#	Daido Metal Co., Ltd.	256,600	1,244,000
	Daidoh, Ltd.	97,800	182,520
	Daikoku Denki Co., Ltd.	56,400	492,518
	Daikyonishikawa Corp.	255,500	1,416,223
	Dainichi Co., Ltd.	65,200	465,356
	DCM Holdings Co., Ltd.	713,300	8,838,267
#	DD Holdings Co., Ltd.	31,500	191,786
*	Descente, Ltd.	130,000	2,016,409
	Doshisha Co., Ltd.	158,100	2,909,091
	Doutor Nichires Holdings Co., Ltd.	179,486	2,519,610
#	Dynic Corp.	36,400	271,312
#	Eagle Industry Co., Ltd.	165,900	1,319,795
#	EAT& Holdings Co, Ltd.	33,000	576,164
#	EDION Corp.	514,500	5,067,708
	Enigmo, Inc.	147,600	1,978,968
	ES-Con Japan, Ltd.	179,200	1,455,915
	Eslead Corp.	45,200	570,629
	ESTELLE Holdings Co., Ltd.	12,600	71,253
	Exedy Corp.	178,100	2,245,310
	FCC Co., Ltd.	225,300	4,323,377
	Felissimo Corp.	17,800	214,305
	Fields Corp.	23,100	71,830
	Fine Sinter Co., Ltd.	10,300	155,573
#	First Juken Co., Ltd.	42,500	400,835
#	First-corp, Inc.	45,300	310,483
#	FJ Next Co., Ltd.	100,900	887,674
	Foster Electric Co., Ltd.	131,900	1,517,398
	France Bed Holdings Co., Ltd.	153,900	1,241,929
	F-Tech, Inc.	85,300	414,626
	Fuji Co., Ltd.	118,700	2,197,665
	Fuji Corp.	36,400	723,892
	Fuji Corp., Ltd.	168,200	862,510
	Fuji Kyuko Co., Ltd.	52,500	2,252,069
	Fujibo Holdings, Inc.	63,300	2,200,224
	Fujikura Composites, Inc.	127,100	412,511
#	Fujio Food Group, Inc.	100,600	1,335,016
	Fujishoji Co., Ltd.	51,200	354,133
#	Fujita Kanko, Inc.	44,200	640,939
	FuKoKu Co., Ltd.	66,400	414,514
*	Funai Electric Co., Ltd.	135,600	565,972
#	Furukawa Battery Co., Ltd. (The)	88,000	902,685
	Furyu Corp.	100,400	1,207,828
	Futaba Industrial Co., Ltd.	346,800	1,750,763
#	Gakkyusha Co., Ltd.	49,300	502,402
#	Genki Sushi Co., Ltd.	29,900	644,389
	Geo Holdings Corp.	216,200	3,216,814
#	Gfoot Co., Ltd.	87,000	375,606
	GLOBERIDE, Inc.	53,899	1,765,232
# *	Gokurakuyu Holdings Co., Ltd.	74,400	214,157
#	Golf Digest Online, Inc.	61,600	534,941
#	Greens Co., Ltd.	8,100	35,111
#	GSI Creos Corp.	31,592	549,325
	G-Tekt Corp.	147,400	1,660,814
	Gunze, Ltd.	103,400	3,805,737
	H2O Retailing Corp.	390,800	2,567,785

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
CONSUMER DISCRETIONARY — (Continued)
#	Hagihara Industries, Inc.	79,000	$1,126,489
#	Hakuyosha Co., Ltd.	12,900	283,166
#	Hamee Corp.	36,100	614,819
#	Handsman Co., Ltd.	39,600	660,434
	Happinet Corp.	100,700	1,348,270
#	Harada Industry Co., Ltd.	23,300	192,858
	Hard Off Corp. Co., Ltd.	58,800	371,123
#	Haruyama Holdings, Inc.	54,800	347,310
	Heian Ceremony Service Co., Ltd.	8,300	64,308
	Heiwa Corp.	37,700	609,499
#	Hiday Hidaka Corp.	126,065	2,054,636
#	HI-LEX Corp.	115,600	1,221,353
#	Himaraya Co., Ltd.	32,100	262,307
#	Hinokiya Group Co., Ltd.	886	17,301
# *	Hiramatsu, Inc.	104,300	183,886
# *	HIS Co., Ltd.	173,400	2,338,324
#	H-One Co., Ltd.	136,000	745,210
	Honeys Holdings Co., Ltd.	114,040	1,058,270
	Hoosiers Holdings	266,100	1,695,139
#	Hotland Co., Ltd.	41,100	476,494
#	House Do Co., Ltd.	28,700	340,117
#	HUB Co., Ltd.	27,300	154,102
*	I K K, Inc.	56,900	356,745
#	IBJ, Inc.	86,800	775,236
	Ichibanya Co., Ltd.	96,058	4,873,060
	Ichikoh Industries, Ltd.	162,000	706,735
	IDOM, Inc.	399,100	2,184,388
	IJTT Co., Ltd.	143,880	645,833
	Imasen Electric Industrial.	110,600	620,183
*	Izuhakone Railway Co., Ltd.	300	0
	J Front Retailing Co., Ltd.	101,300	771,928
	Janome Sewing Machine Co., Ltd.	104,900	574,588
	Japan Best Rescue System Co., Ltd.	114,400	1,093,958
	Japan Wool Textile Co., Ltd. (The)	350,400	3,403,837
#	JFLA Holdings, Inc.	106,300	344,910
	JINS Holdings, Inc.	82,900	6,008,144
#	Joban Kosan Co., Ltd.	42,799	584,872
	Joshin Denki Co., Ltd.	109,800	2,723,037
	Joyful Honda Co., Ltd.	15,000	233,341
	JP-Holdings, Inc.	339,700	971,925
	JVCKenwood Corp.	747,400	1,011,212
# *	Kappa Create Co., Ltd.	79,600	1,083,238
	Kasai Kogyo Co., Ltd.	167,600	556,390
	Kawai Musical Instruments Manufacturing Co., Ltd.	34,000	799,050
	Keiyo Co., Ltd.	245,000	1,857,128
	KFC Holdings Japan, Ltd.	69,400	1,660,615
	King Co., Ltd.	54,100	277,955
#	Kintetsu Department Store Co., Ltd.	53,900	1,650,120
#	Ki-Star Real Estate Co., Ltd.	50,600	1,254,263
# *	KNT-CT Holdings Co., Ltd.	57,800	534,433
	Kohnan Shoji Co., Ltd.	152,700	5,214,087
	Kojima Co., Ltd.	189,400	1,254,797
	Komatsu Matere Co., Ltd.	209,500	1,699,471
	KOMEDA Holdings Co., Ltd.	306,800	5,422,543
#	Komehyo Holdings Co., Ltd.	39,800	272,709
	Komeri Co., Ltd.	210,400	6,194,567
#	Konaka Co., Ltd.	163,506	409,898
	Koshidaka Holdings Co., Ltd.	188,000	703,277
	Kourakuen Holdings Corp.	72,000	1,121,989

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
CONSUMER DISCRETIONARY — (Continued)
	KU Holdings Co., Ltd.	115,500	$855,220
#	Kura Sushi, Inc.	42,400	2,557,204
	Kurabo Industries, Ltd.	121,600	2,189,046
	Kushikatsu Tanaka Holdings Co.	8,000	132,351
*	KYB Corp.	133,400	2,758,308
	Kyoritsu Maintenance Co., Ltd.	126,862	4,539,141
*	Laox Co., Ltd.	13,500	22,029
	LEC, Inc.	156,800	2,214,418
*	Litalico, Inc.	42,200	1,113,621
	Look Holdings, Inc.	24,200	221,752
	Mamiya-Op Co., Ltd.	25,100	164,410
	Mars Group Holdings Corp.	83,200	1,277,104
	Maruzen CHI Holdings Co., Ltd.	106,300	372,871
	Matsuyafoods Holdings Co., Ltd.	56,700	1,870,303
	Media Do Co., Ltd.	32,700	2,312,492
	Meiko Network Japan Co., Ltd.	134,900	780,429
	Meiwa Estate Co., Ltd.	78,000	328,298
	Mikuni Corp.	154,900	380,836
*	Mitsuba Corp.	219,790	802,494
	Mizuno Corp.	119,700	2,002,335
	Monogatari Corp. (The)	31,300	3,198,577
	Morito Co., Ltd.	105,900	672,698
#	MrMax Holdings, Ltd.	158,200	1,158,763
	Murakami Corp.	30,200	748,749
	Musashi Seimitsu Industry Co., Ltd.	306,100	3,199,608
	Nafco Co., Ltd.	50,300	1,106,006
	Nagase Brothers, Inc.	200	10,441
	Nagawa Co., Ltd.	44,300	3,104,552
	Nakayamafuku Co., Ltd.	74,400	342,990
	New Art Holdings Co., Ltd.	8,934	53,579
	Nextage Co., Ltd.	193,700	2,325,207
	NHK Spring Co., Ltd.	453,200	2,740,327
	Nichirin Co., Ltd.	61,160	810,573
#	Nihon House Holdings Co., Ltd.	283,600	636,441
	Nihon Plast Co., Ltd.	107,800	419,535
	Nihon Tokushu Toryo Co., Ltd.	79,400	708,165
	Nikki Co., Ltd.	2,100	35,743
	Nippon Felt Co., Ltd.	84,000	388,079
#	Nippon Piston Ring Co., Ltd.	46,000	424,048
	Nippon Seiki Co., Ltd.	326,900	3,685,064
	Nishikawa Rubber Co., Ltd.	32,400	416,031
	Nishimatsuya Chain Co., Ltd.	268,000	4,357,939
	Nissan Shatai Co., Ltd.	503,800	4,253,989
	Nissan Tokyo Sales Holdings Co., Ltd.	166,400	399,929
	Nittan Valve Co., Ltd.	93,500	184,310
	Nojima Corp.	199,700	5,604,585
#	Ohashi Technica, Inc.	66,800	892,338
	Ohsho Food Service Corp.	84,200	4,631,881
*	Oisix ra daichi, Inc.	63,300	1,973,480
	Onward Holdings Co., Ltd.	656,600	1,285,760
# *	Open Door, Inc.	53,800	613,390
#	Ozu Corp.	19,000	326,383
	Pacific Industrial Co., Ltd.	292,400	2,936,488
	PAL GROUP Holdings Co., Ltd.	135,300	1,574,015
#	PAPYLESS Co., Ltd.	33,000	844,166
	Paris Miki Holdings, Inc.	141,100	372,687
	PC Depot Corp.	183,381	1,119,082
	People Co., Ltd.	14,600	139,612
# *	Pepper Food Service Co., Ltd.	46,200	126,551

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
CONSUMER DISCRETIONARY — (Continued)
#	PIA Corp.	30,600	$833,751
	Piolax, Inc.	198,100	2,906,031
	Plenus Co., Ltd.	52,900	864,392
	Press Kogyo Co., Ltd.	629,500	1,675,227
	Pressance Corp.	238,000	3,246,842
*	QB Net Holdings Co., Ltd.	5,000	73,431
#	Raccoon Holdings, Inc.	90,200	1,718,686
	Regal Corp.	1,500	30,501
	Renaissance, Inc.	74,700	535,801
	Resorttrust, Inc.	440,600	6,205,277
	Rhythm Co., Ltd.	50,000	296,672
#	Riberesute Corp.	46,100	336,586
#	Ride On Express Holdings Co., Ltd.	46,900	1,015,441
# *	Right On Co., Ltd.	100,725	594,691
	Riken Corp.	59,500	1,415,073
	Ringer Hut Co., Ltd.	93,600	2,022,618
	Riso Kyoiku Co., Ltd.	626,300	1,830,669
#	Round One Corp.	434,500	3,412,640
	Royal Holdings Co., Ltd.	175,100	2,975,292
*	Royal Hotel, Ltd. (The)	2,100	24,672
	Sac’s Bar Holdings, Inc.	125,350	650,290
	Saizeriya Co., Ltd.	191,100	3,317,022
	Sakai Ovex Co., Ltd.	31,499	561,006
	San Holdings, Inc.	61,300	678,131
# *	Sanden Holdings Corp.	34,800	115,987
	Sanei Architecture Planning Co., Ltd.	55,200	909,722
	Sangetsu Corp.	306,650	4,419,363
	Sankyo Co., Ltd.	4,100	104,497
	Sankyo Seiko Co., Ltd.	248,900	1,000,152
#	Sanoh Industrial Co., Ltd.	157,800	913,945
	Sanyei Corp.	4,300	84,715
	Sanyo Electric Railway Co., Ltd.	112,598	2,212,859
	Sanyo Shokai, Ltd.	71,599	339,168
#	Scroll Corp.	182,600	1,404,312
	Seiko Holdings Corp.	165,882	2,089,416
	Seiren Co., Ltd.	309,200	4,900,175
	Senshukai Co., Ltd.	193,500	660,830
*	SFP Holdings Co., Ltd.	40,200	505,388
# *	Shidax Corp.	137,200	321,757
	Shikibo, Ltd.	65,500	579,334
	Shimachu Co., Ltd.	256,900	13,578,995
	Shimojima Co., Ltd.	46,100	588,950
	Shoei Co., Ltd.	153,500	4,674,504
*	Silver Life Co., Ltd.	2,000	37,514
	Snow Peak, Inc.	65,500	1,159,352
	SNT Corp.	197,100	365,385
	Soft99 Corp.	83,400	803,327
	Sotoh Co., Ltd.	47,400	430,279
	Space Value Holdings Co., Ltd.	199,500	1,076,714
	SPK Corp.	45,400	530,492
# *	SRS Holdings Co., Ltd.	132,600	1,142,409
	St Marc Holdings Co., Ltd.	100,800	1,436,714
	Step Co., Ltd.	61,500	855,365
	Studio Alice Co., Ltd.	52,700	972,460
	Suminoe Textile Co., Ltd.	32,800	616,225
	Sumitomo Riko Co., Ltd.	254,600	1,298,722
	Suncall Corp.	129,600	516,686
	Syuppin Co., Ltd.	124,400	1,014,996
	T RAD Co., Ltd.	39,800	474,654

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
CONSUMER DISCRETIONARY — (Continued)
	Tachikawa Corp.	69,800	$814,750
	Tachi-S Co., Ltd.	198,640	2,006,985
	Taiho Kogyo Co., Ltd.	113,300	573,032
#	Takashimaya Co., Ltd.	701,000	5,239,986
	Take And Give Needs Co., Ltd.	65,910	323,428
	Takihyo Co., Ltd.	30,600	503,530
#	Tama Home Co., Ltd.	91,000	1,203,840
	Tamron Co., Ltd.	106,900	1,595,578
	Tbk Co., Ltd.	155,300	622,052
#	Tear Corp.	60,900	229,347
	Temairazu, Inc.	5,400	257,457
	Tenpos Holdings Co., Ltd.	27,600	502,535
#	T-Gaia Corp.	132,300	2,432,365
#	Tigers Polymer Corp.	79,800	331,816
	Toa Corp.	161,700	1,276,445
	Toabo Corp.	45,799	201,565
	Tokai Rika Co., Ltd.	322,000	5,046,015
	Token Corp.	47,650	3,585,913
*	Tokyo Base Co., Ltd.	109,300	421,455
	Tokyo Dome Corp.	537,700	4,300,782
	Tokyo Individualized Educational Institute, Inc.	78,300	434,691
	Tokyo Radiator Manufacturing Co., Ltd.	24,300	120,249
	Tokyotokeiba Co., Ltd.	76,000	3,783,303
	Tomy Co., Ltd.	565,593	4,948,345
	Topre Corp.	227,500	2,286,778
	Toridoll Holdings Corp.	288,200	3,652,477
#	Torikizoku Co., Ltd.	27,900	410,148
	Tosho Co., Ltd.	96,100	1,115,689
	Toyo Tire Corp.	174,500	2,588,653
	TPR Co., Ltd.	157,300	1,883,584
	Treasure Factory Co., Ltd.	10,300	67,196
	TS Tech Co., Ltd.	135,593	3,753,046
	TSI Holdings Co., Ltd.	344,695	808,991
#	Tsukada Global Holdings, Inc.	86,100	199,264
	Tsukamoto Corp. Co., Ltd.	19,000	224,083
	Tsutsumi Jewelry Co., Ltd.	41,500	932,250
# *	Umenohana Co., Ltd.	22,200	209,091
	Unipres Corp.	254,800	1,973,728
	United Arrows, Ltd.	137,000	1,860,376
*	Unitika, Ltd.	265,600	875,225
*	Universal Entertainment Corp.	47,300	806,635
# *	VIA Holdings, Inc.	80,700	205,953
# *	Village Vanguard Co., Ltd.	35,500	355,007
# *	Visionary Holdings Co., Ltd.	50,109	152,629
	VT Holdings Co., Ltd.	536,700	1,884,537
	Wacoal Holdings Corp.	275,300	4,990,314
#	Waseda Academy Co., Ltd.	30,400	281,597
#	WATAMI Co., Ltd.	139,800	1,277,229
	Watts Co., Ltd.	52,100	395,531
	Weds Co., Ltd.	14,500	61,509
	World Co., Ltd.	13,100	166,324
	Xebio Holdings Co., Ltd.	167,000	1,090,569
*	Yachiyo Industry Co., Ltd.	40,800	180,773
	Yagi & Co., Ltd.	18,600	254,169
	Yamato International, Inc.	100,500	307,392
	Yasunaga Corp.	53,200	514,419
	Yellow Hat, Ltd.	225,100	3,694,404
#	Yomiuri Land Co., Ltd.	27,600	1,146,512
	Yondoshi Holdings, Inc.	106,520	1,814,118

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
CONSUMER DISCRETIONARY — (Continued)
	Yorozu Corp.	135,600	$1,464,451
#	Yoshinoya Holdings Co., Ltd.	229,900	4,225,914
#	Yossix Co., Ltd.	22,600	356,365
	Yutaka Giken Co., Ltd.	8,700	121,910

TOTAL CONSUMER DISCRETIONARY			483,403,233

CONSUMER STAPLES — (7.8%)
	Aeon Hokkaido Corp.	201,000	1,696,719
	AFC-HD AMS Life Science Co., Ltd.	48,300	316,212
#	Albis Co., Ltd.	38,700	935,833
	Arcs Co., Ltd.	274,400	6,074,534
	Artnature, Inc.	116,400	674,505
#	Axial Retailing, Inc.	105,200	4,468,549
	Belc Co., Ltd.	67,800	4,161,933
#	Bourbon Corp.	50,700	895,806
	Bull-Dog Sauce Co., Ltd.	3,000	36,189
	Cawachi, Ltd.	55,400	1,571,313
# *	C’BON COSMETICS Co., Ltd.	10,800	198,531
	Chubu Shiryo Co., Ltd.	153,500	2,038,439
	Chuo Gyorui Co., Ltd.	9,800	254,939
	cocokara fine, Inc.	128,360	8,432,779
	Como Co., Ltd.	2,600	60,831
#	Cota Co., Ltd.	91,242	1,142,859
	Create SD Holdings Co., Ltd.	68,700	2,215,570
	Daikokutenbussan Co., Ltd.	35,500	1,931,327
	Delica Foods Holdings Co., Ltd.	66,400	382,596
#	DyDo Group Holdings, Inc.	58,800	3,042,448
	Earth Corp.	34,700	2,204,190
	Ebara Foods Industry, Inc.	27,900	611,564
	Eco’s Co., Ltd.	43,100	919,583
	Ensuiko Sugar Refining Co., Ltd.	86,200	176,797
	Feed One Co., Ltd.	155,448	1,353,963
*	First Baking Co., Ltd.	12,000	114,431
	Fujicco Co., Ltd.	125,300	2,401,460
	Fujiya Co., Ltd.	67,800	1,507,386
	G-7 Holdings, Inc.	69,600	1,598,902
	Genky DrugStores Co., Ltd.	49,800	2,050,858
#	HABA Laboratories, Inc.	15,000	595,840
	Hagoromo Foods Corp.	17,900	535,262
	Halows Co., Ltd.	51,800	1,627,286
	Hayashikane Sangyo Co., Ltd.	29,400	159,595
	Heiwado Co., Ltd.	194,900	3,957,330
	Hokkaido Coca-Cola Bottling Co., Ltd.	18,699	716,815
	Hokuto Corp.	135,500	2,849,782
	Ichimasa Kamaboko Co., Ltd.	37,500	374,014
	Imuraya Group Co., Ltd.	60,500	1,380,127
	Itochu-Shokuhin Co., Ltd.	35,100	1,836,073
	Itoham Yonekyu Holdings, Inc.	366,500	2,453,735
	Iwatsuka Confectionery Co., Ltd.	7,700	269,500
	JM Holdings Co., Ltd.	71,100	1,617,259
	J-Oil Mills, Inc.	64,100	2,264,210
#	Kadoya Sesame Mills, Inc.	15,600	578,291
	Kakiyasu Honten Co., Ltd.	52,800	1,255,290
	Kameda Seika Co., Ltd.	83,900	3,799,015
	Kaneko Seeds Co., Ltd.	41,300	598,498
	Kansai Super Market, Ltd.	89,900	1,032,884
	Kato Sangyo Co., Ltd.	160,300	5,326,123
	Kenko Mayonnaise Co., Ltd.	79,700	1,342,875
	Key Coffee, Inc.	4,900	100,144

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
CONSUMER STAPLES — (Continued)
	Kirindo Holdings Co., Ltd.	40,500	$1,354,155
#	Kitanotatsujin Corp.	258,100	1,202,443
	Kotobuki Spirits Co., Ltd.	71,000	3,292,160
	Kyokuyo Co., Ltd.	63,799	1,667,368
#	Lacto Japan Co., Ltd.	30,600	935,366
	Life Corp.	37,100	1,304,787
	Marudai Food Co., Ltd.	136,300	2,140,477
	Maruha Nichiro Corp.	197,607	4,138,883
	Maxvalu Tokai Co., Ltd.	45,200	1,126,672
	Medical System Network Co., Ltd.	161,200	707,897
	Megmilk Snow Brand Co., Ltd.	277,400	6,011,066
	Meito Sangyo Co., Ltd.	57,500	765,130
	Milbon Co., Ltd.	154,752	7,939,785
#	Ministop Co., Ltd.	90,500	1,131,883
	Mitsubishi Shokuhin Co., Ltd.	106,600	2,778,200
	Mitsui Sugar Co., Ltd.	104,670	1,819,656
	Miyoshi Oil & Fat Co., Ltd.	42,900	471,613
	Morinaga Milk Industry Co., Ltd.	120,100	5,790,347
#	Morozoff, Ltd.	19,200	1,041,156
	Nagatanien Holdings Co., Ltd.	76,300	1,618,852
	Nakamuraya Co., Ltd.	28,400	1,085,692
	Natori Co., Ltd.	64,300	1,223,196
	Nichimo Co., Ltd.	17,000	294,211
	Nihon Chouzai Co., Ltd.	68,420	1,105,419
#	Niitaka Co., Ltd.	2,860	82,375
	Nippon Beet Sugar Manufacturing Co., Ltd.	67,100	1,108,596
	Nippon Flour Mills Co., Ltd.	379,900	6,093,525
	Nippon Suisan Kaisha, Ltd.	1,794,300	6,911,990
	Nishimoto Co., Ltd.	13,300	237,932
	Nisshin Oillio Group, Ltd. (The)	171,400	4,926,879
	Nissin Sugar Co., Ltd.	104,400	1,818,919
	Nitto Fuji Flour Milling Co., Ltd.	8,100	510,192
#	Noevir Holdings Co., Ltd.	52,200	2,330,521
	Oenon Holdings, Inc.	317,700	1,228,018
#	OIE Sangyo Co., Ltd.	22,000	295,192
	Okuwa Co., Ltd.	153,500	2,056,276
	Olympic Group Corp.	52,200	490,751
	OUG Holdings, Inc.	19,800	539,459
	Pickles Corp.	23,800	639,556
	Prima Meat Packers, Ltd.	172,000	4,907,705
	Qol Holdings Co., Ltd.	162,300	1,770,104
#	Retail Partners Co., Ltd.	107,600	1,447,530
	Riken Vitamin Co., Ltd.	150,100	2,216,077
#	Rock Field Co., Ltd.	94,800	1,291,337
	Rokko Butter Co., Ltd.	82,400	1,341,509
	S Foods, Inc.	116,762	3,888,840
#	S&B Foods, Inc.	42,798	1,849,389
#	Sagami Rubber Industries Co., Ltd.	57,700	651,305
	San-A Co., Ltd.	114,500	4,768,996
	Sapporo Holdings, Ltd.	314,800	5,140,347
#	Sato Foods Co., Ltd.	800	33,062
	Satudora Holdings Co., Ltd.	1,300	24,868
	Shinobu Foods Products Co., Ltd.	1,600	8,739
#	Shoei Foods Corp.	68,000	2,468,203
#	Showa Sangyo Co., Ltd.	115,200	3,556,798
#	Soiken Holdings, Inc.	24,200	196,977
	ST Corp.	13,800	264,170
	Starzen Co., Ltd.	45,300	1,686,066
	Takara Holdings, Inc.	98,100	988,875

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
CONSUMER STAPLES — (Continued)
#	Toho Co., Ltd.	49,900	$856,772
#	Tohto Suisan Co., Ltd.	14,399	536,419
	Torigoe Co., Ltd. (The)	94,500	913,791
	Toyo Sugar Refining Co., Ltd.	14,500	173,086
	Transaction Co., Ltd.	89,700	785,933
	United Super Markets Holdings, Inc.	365,600	3,932,849
	Valor Holdings Co., Ltd.	237,700	5,855,731
	Warabeya Nichiyo Holdings Co., Ltd.	84,860	1,213,899
#	Watahan & Co., Ltd.	97,400	1,223,576
	Yaizu Suisankagaku Industry Co., Ltd.	62,100	583,115
	YAKUODO Holdings Co., Ltd.	70,500	1,727,736
	Yamami Co.	1,200	24,943
	YA-MAN, Ltd.	149,500	2,127,490
	Yamatane Corp.	61,600	803,235
#	Yamaya Corp.	25,000	504,222
	Yamazawa Co., Ltd.	11,800	193,258
	Yokohama Reito Co., Ltd.	325,000	2,628,444
	Yomeishu Seizo Co., Ltd.	48,700	835,358
#	Yuasa Funashoku Co., Ltd.	14,300	410,597
	Yutaka Foods Corp.	3,900	66,161

TOTAL CONSUMER STAPLES			232,255,101

ENERGY — (1.3%)
	BP Castrol K.K	44,100	511,135
	Cosmo Energy Holdings Co., Ltd.	344,800	5,047,210
*	Fuji Oil Co., Ltd.	292,200	514,080
	Itochu Enex Co., Ltd.	351,400	3,305,731
	Iwatani Corp.	222,900	10,113,538
	Japan Oil Transportation Co., Ltd.	15,500	379,073
	Japan Petroleum Exploration Co., Ltd.	230,100	3,638,313
#	Mitsuuroko Group Holdings Co., Ltd.	205,200	2,455,789
	Modec, Inc.	128,800	1,870,984
#	Nippon Coke & Engineering Co., Ltd.	978,100	609,714
	Sala Corp.	324,100	1,816,598
#	San-Ai Oil Co., Ltd.	397,800	4,010,851
	Sinanen Holdings Co., Ltd.	47,500	1,376,964
	Toa Oil Co., Ltd.	46,200	790,475
	Toyo Kanetsu K.K	48,700	1,042,359

TOTAL ENERGY			37,482,814

FINANCIALS — (8.6%)
	77 Bank, Ltd. (The)	366,652	5,127,484
#	Advance Create Co., Ltd.	31,700	596,578
	Aichi Bank, Ltd. (The)	53,800	1,472,306
# *	Aiful Corp.	1,614,500	4,791,997
#	Aizawa Securities Co., Ltd.	216,100	1,437,177
	Akatsuki Corp.	118,100	294,960
	Akita Bank, Ltd. (The)	100,440	1,361,529
	Aomori Bank, Ltd. (The)	125,800	2,779,001
	Asax Co., Ltd.	9,300	63,753
	Awa Bank, Ltd. (The)	245,300	5,900,915
	Bank of Iwate, Ltd. (The)	107,700	2,417,731
#	Bank of Kochi, Ltd. (The)	54,300	390,542
	Bank of Nagoya, Ltd. (The)	76,330	1,895,749
	Bank of Okinawa, Ltd. (The)	147,160	4,130,294
	Bank of Saga, Ltd. (The)	84,120	1,036,020
	Bank of the Ryukyus, Ltd.	237,880	1,961,807
#	Bank of Toyama, Ltd. (The)	14,500	412,265

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
FINANCIALS — (Continued)
#	Casa, Inc.	3,200	$37,897
	Chiba Kogyo Bank, Ltd. (The)	307,800	672,258
	Chugoku Bank, Ltd. (The)	559,500	4,847,049
	Chukyo Bank, Ltd. (The)	70,400	1,419,356
	Daishi Hokuetsu Financial Group, Inc.	274,500	5,272,001
	Daito Bank, Ltd. (The)	62,600	355,376
	eGuarantee, Inc.	178,100	3,966,363
	Ehime Bank, Ltd. (The)	216,700	2,322,692
#	Entrust, Inc.	28,900	253,965
	FIDEA Holdings Co., Ltd.	1,258,300	1,220,344
#	Financial Products Group Co., Ltd.	301,800	1,312,322
	First Bank of Toyama, Ltd. (The)	294,300	789,975
# *	First Brothers Co., Ltd.	31,900	287,643
	Fukui Bank, Ltd. (The)	149,800	2,679,402
#	Fukushima Bank, Ltd. (The)	39,700	84,377
	Fuyo General Lease Co., Ltd.	116,000	6,660,495
	GCA Corp.	118,000	738,763
#	GMO Financial Holdings, Inc.	252,300	1,450,591
	Gunma Bank, Ltd. (The)	1,786,640	5,668,191
	Hachijuni Bank, Ltd. (The)	638,800	2,359,134
	Hirogin Holdings, Inc.	1,301,600	7,084,132
#	Hirose Tusyo, Inc.	20,800	398,918
	Hokkoku Bank, Ltd. (The)	154,000	4,382,342
	Hokuhoku Financial Group, Inc.	834,800	7,921,727
	Hyakugo Bank, Ltd. (The)	1,446,009	4,428,152
	Hyakujushi Bank, Ltd. (The)	155,600	2,477,590
	Ichiyoshi Securities Co., Ltd.	219,700	878,614
	IwaiCosmo Holdings, Inc.	121,900	1,485,215
	Iyo Bank, Ltd. (The)	891,118	5,592,577
#	J Trust Co., Ltd.	451,500	960,129
	Jaccs Co., Ltd.	138,700	2,422,206
	Jafco Group Co., Ltd.	204,100	9,230,625
*	Japan Asia Investment Co., Ltd.	93,300	185,014
#	Japan Investment Adviser Co., Ltd.	70,300	844,536
	Japan Securities Finance Co., Ltd.	618,800	2,914,838
	Jimoto Holdings, Inc.	102,850	912,742
	Juroku Bank, Ltd. (The)	194,300	3,564,029
	Kansai Mirai Financial Group, Inc.	295,367	1,076,621
	Keiyo Bank, Ltd. (The)	730,000	3,287,275
	Kita-Nippon Bank, Ltd. (The)	50,206	915,399
	Kiyo Bank, Ltd. (The)	439,890	6,573,128
	Kyokuto Securities Co., Ltd.	146,800	952,332
	Kyushu Financial Group, Inc.	1,234,627	5,775,017
#	Kyushu Leasing Service Co., Ltd.	34,000	192,053
*	M&A Capital Partners Co., Ltd.	82,500	3,733,778
#	Marusan Securities Co., Ltd.	363,500	1,625,411
#	Mercuria Investment Co., Ltd.	70,500	406,470
	Michinoku Bank, Ltd. (The)	279,698	3,080,113
#	Mito Securities Co., Ltd.	359,500	748,650
	Miyazaki Bank, Ltd. (The)	108,900	2,349,438
	Mizuho Leasing Co., Ltd.	189,600	4,833,257
	Monex Group, Inc.	1,007,400	2,422,018
#	Money Partners Group Co., Ltd.	149,100	287,431
#	Morningstar Japan KK	11,800	52,303
	Musashino Bank, Ltd. (The)	208,600	3,092,777
	Nagano Bank, Ltd. (The)	54,299	729,968
	Nanto Bank, Ltd. (The)	194,300	3,447,720
#	NEC Capital Solutions, Ltd.	55,100	936,143
	NFC Holdings, Inc.	4,200	97,375

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
FINANCIALS — (Continued)
	Nishi-Nippon Financial Holdings, Inc.	866,500	$5,869,957
	North Pacific Bank, Ltd.	1,842,500	3,898,952
# *	OAK Capital Corp.	319,800	288,893
#	Ogaki Kyoritsu Bank, Ltd. (The)	242,000	5,398,609
	Oita Bank, Ltd. (The)	94,099	2,173,144
	Okasan Securities Group, Inc.	1,091,900	3,568,142
	Orient Corp.	110,300	122,400
	Premium Group Co., Ltd.	2,000	37,948
	Ricoh Leasing Co., Ltd.	93,200	2,499,300
	San ju San Financial Group, Inc.	126,510	1,580,797
	San-In Godo Bank, Ltd. (The)	980,700	4,935,733
#	Sawada Holdings Co., Ltd.	152,200	1,332,095
	Senshu Ikeda Holdings, Inc.	1,432,700	2,189,247
	Shiga Bank, Ltd. (The)	307,600	6,642,879
#	Shikoku Bank, Ltd. (The)	325,700	2,226,863
	Shimizu Bank, Ltd. (The)	54,600	867,125
	Sparx Group Co., Ltd.	604,900	1,305,269
	Strike Co., Ltd.	47,700	2,562,434
	Suruga Bank, Ltd.	202,600	661,638
#	Taiko Bank, Ltd. (The)	41,800	517,553
	Tochigi Bank, Ltd. (The)	633,200	1,095,907
	Toho Bank, Ltd. (The)	1,298,700	2,827,072
	Tohoku Bank, Ltd. (The)	64,700	638,293
	Tokai Tokyo Financial Holdings, Inc.	1,290,200	3,321,893
	Tokyo Kiraboshi Financial Group, Inc.	179,438	1,957,179
#	Tomato Bank, Ltd.	54,500	520,505
	TOMONY Holdings, Inc.	954,550	2,877,290
#	Tottori Bank, Ltd. (The)	58,300	620,228
	Towa Bank, Ltd. (The)	184,000	1,211,474
	Toyo Securities Co., Ltd.	378,800	418,987
# *	Traders Holdings Co., Ltd.	13,720	53,078
	Tsukuba Bank, Ltd.	402,600	681,189
	Yamagata Bank, Ltd. (The)	181,000	2,234,892
	Yamaguchi Financial Group, Inc.	1,109,872	7,219,681
	Yamanashi Chuo Bank, Ltd. (The)	184,900	1,506,944

TOTAL FINANCIALS			256,629,955

HEALTH CARE — (4.4%)
	Advantage Risk Management Co., Ltd.	38,800	244,209
	ASKA Pharmaceutical Co., Ltd.	162,800	2,053,466
	Biofermin Pharmaceutical Co., Ltd.	28,700	652,206
	BML, Inc.	152,200	4,279,011
#	Carenet, Inc.	25,600	770,962
#	Charm Care Corp. KK	57,500	617,840
	CMIC Holdings Co., Ltd.	60,600	746,480
	Create Medic Co., Ltd.	38,700	370,710
	Daiken Medical Co., Ltd.	111,400	553,555
	Daito Pharmaceutical Co., Ltd.	77,380	2,956,078
#	Dvx, Inc.	44,300	435,529
	Eiken Chemical Co., Ltd.	198,100	3,789,899
	Elan Corp.	86,100	1,949,191
	EM Systems Co., Ltd.	242,600	1,829,294
	EPS Holdings, Inc.	196,700	1,781,964
	FALCO HOLDINGS Co., Ltd.	53,300	768,783
	FINDEX, Inc.	94,500	1,159,930
	Fuji Pharma Co., Ltd.	99,100	1,101,763
	Fukuda Denshi Co., Ltd.	57,200	3,866,963
	Fuso Pharmaceutical Industries, Ltd.	45,600	1,150,772
#	H.U. Group Holdings, Inc.	336,700	8,566,416

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
HEALTH CARE — (Continued)
	Hogy Medical Co., Ltd.	84,200	$2,470,521
#	I’rom Group Co., Ltd.	31,800	533,821
	Iwaki & Co., Ltd.	156,700	758,961
# *	Japan Animal Referral Medical Center Co., Ltd.	9,600	220,364
	Japan Lifeline Co., Ltd.	387,300	4,997,780
	Japan Medical Dynamic Marketing, Inc.	99,300	2,095,633
	Jeol, Ltd.	243,000	7,744,954
	JMS Co., Ltd.	96,557	786,992
	Kanamic Network Co., Ltd.	106,000	804,019
#	Kissei Pharmaceutical Co., Ltd.	171,000	3,365,114
#	KYORIN Holdings, Inc.	256,000	4,629,580
	Linical Co., Ltd.	75,200	533,265
*	Medical Data Vision Co., Ltd.	152,500	3,581,302
#	Medius Holdings Co., Ltd.	67,100	543,526
	Menicon Co., Ltd.	76,400	5,394,423
#	Mizuho Medy Co., Ltd.	22,400	301,492
	Mochida Pharmaceutical Co., Ltd.	1,298	47,395
#	N Field Co., Ltd.	43,100	275,832
	Nakanishi, Inc.	166,000	2,962,259
#	Nichi-iko Pharmaceutical Co., Ltd.	325,550	3,223,033
	Nippon Chemiphar Co., Ltd.	13,400	327,898
	Nipro Corp.	525,800	5,532,561
	Nissui Pharmaceutical Co., Ltd.	78,000	742,149
	Paramount Bed Holdings Co., Ltd.	134,400	5,178,141
	Rion Co., Ltd.	52,100	1,121,253
#	Seed Co., Ltd.	72,900	424,546
	Seikagaku Corp.	248,900	2,288,988
	Shin Nippon Biomedical Laboratories, Ltd.	41,600	266,195
	Shofu, Inc.	69,200	987,907
#	Software Service, Inc.	19,700	2,122,604
	Solasto Corp.	318,000	3,881,860
	St-Care Holding Corp.	87,200	547,598
	Taiko Pharmaceutical Co., Ltd.	52,300	939,383
	Techno Medica Co., Ltd.	13,800	213,494
	Toho Holdings Co., Ltd.	292,000	5,400,111
	Tokai Corp.	139,800	2,727,144
	Torii Pharmaceutical Co., Ltd.	97,200	2,759,719
	Towa Pharmaceutical Co., Ltd.	175,400	3,248,531
	Tsukui Holdings Corp.	345,900	1,728,458
#	UNIMAT Retirement Community Co., Ltd.	27,300	249,995
#	Value HR Co., Ltd.	46,400	724,834
	Vital KSK Holdings, Inc.	272,800	2,454,884
# *	Wakamoto Pharmaceutical Co., Ltd.	112,300	263,711
	WIN-Partners Co., Ltd.	113,300	1,165,576

TOTAL HEALTH CARE			130,212,827

INDUSTRIALS — (29.1%)
#	A&A Material Corp.	26,000	261,991
#	Abist Co., Ltd.	19,600	499,674
	Advan Co., Ltd.	149,900	1,820,263
#	Advanex, Inc.	17,999	214,944
	Aeon Delight Co., Ltd.	90,100	2,371,961
#	Aichi Corp.	239,900	2,077,191
	Aida Engineering, Ltd.	315,900	2,416,114
	Ajis Co., Ltd.	28,900	822,163
	Alconix Corp.	151,600	2,146,157
#	Alinco, Inc.	80,500	673,699
	Alps Logistics Co., Ltd.	111,600	854,349
	Altech Co., Ltd.	10,900	30,812

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INDUSTRIALS — (Continued)
#	Altech Corp.	114,470	$2,114,767
	Anest Iwata Corp.	216,200	1,730,979
	Asahi Diamond Industrial Co., Ltd.	355,400	1,630,853
	Asahi Kogyosha Co., Ltd.	25,700	690,624
	Asanuma Corp.	44,000	1,699,954
#	Asukanet Co., Ltd.	56,500	596,419
	Bando Chemical Industries, Ltd.	215,300	1,175,294
	BayCurrent Consulting, Inc.	61,500	7,957,504
	Bell System24 Holdings, Inc.	218,600	3,299,319
	BeNEXT Group, Inc.	122,100	1,144,818
	Br Holdings Corp.	188,100	1,425,377
	Bunka Shutter Co., Ltd.	366,000	2,873,598
	Canare Electric Co., Ltd.	20,300	330,278
	Career Design Center Co., Ltd.	23,900	223,398
	Central Glass Co., Ltd.	229,300	4,920,444
	Central Security Patrols Co., Ltd.	53,000	1,642,085
#	Chilled & Frozen Logistics Holdings Co., Ltd., Class H	108,700	1,756,282
	Chiyoda Integre Co., Ltd.	71,700	1,057,916
	Chodai Co., Ltd.	3,900	46,055
	Chori Co., Ltd.	73,000	1,097,533
	Chudenko Corp.	202,600	4,117,818
	# Chugai Ro Co., Ltd.	37,400	514,231
	Chuo Warehouse Co., Ltd.	21,000	234,747
#	CKD Corp.	10,300	171,432
	CMC Corp.	14,600	272,299
	Comany, Inc.	4,700	51,088
	Cosel Co., Ltd.	164,300	1,572,804
	Creek & River Co., Ltd.	57,400	549,736
	CTI Engineering Co., Ltd.	72,000	1,316,353
	CTS Co., Ltd.	166,400	1,455,091
	Dai-Dan Co., Ltd.	99,500	2,438,709
	Daido Kogyo Co., Ltd.	46,500	268,247
	Daihatsu Diesel Manufacturing Co., Ltd.	122,100	470,531
	Daihen Corp.	133,400	5,158,976
	Daiho Corp.	99,500	3,197,036
	Dai-Ichi Cutter Kogyo K.K	22,000	451,688
	Daiichi Jitsugyo Co., Ltd.	54,700	1,946,833
	Daiichi Kensetsu Corp.	31,000	531,426
#	Daiki Axis Co., Ltd.	41,900	337,253
	Daiohs Corp.	22,100	198,340
	Daiseki Co., Ltd.	243,963	6,210,278
	Daiseki Eco. Solution Co., Ltd.	11,759	77,029
	Daisue Construction Co., Ltd.	48,200	376,214
	Daiwa Industries, Ltd.	216,200	1,941,320
	Denyo Co., Ltd.	108,700	2,426,789
#	DMG Mori Co., Ltd.	673,200	9,000,973
	DMW Corp.	4,800	146,632
	Duskin Co., Ltd.	289,200	7,382,247
	Ebara Jitsugyo Co., Ltd.	36,200	1,101,606
	Eidai Co., Ltd.	184,700	532,736
	Endo Lighting Corp.	29,600	169,397
	en-japan, Inc.	58,600	1,288,356
	Enshu, Ltd.	26,199	231,964
	EPCO Co., Ltd.	20,200	198,197
	ERI Holdings Co., Ltd.	1,500	9,347
	Escrow Agent Japan, Inc.	136,700	403,401
	F&M Co., Ltd.	41,700	598,683
*	FDK Corp.	47,198	401,994
#	Freund Corp.	75,600	496,995

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INDUSTRIALS — (Continued)
	Fudo Tetra Corp.	109,680	$1,536,511
#	Fuji Corp.	422,100	8,485,887
	Fuji Die Co., Ltd.	55,300	329,536
	Fuji Furukawa Engineering & Construction Co., Ltd.	1,200	23,888
	Fujikura, Ltd.	1,545,600	4,096,538
	Fujimak Corp.	12,600	85,017
	Fujisash Co., Ltd.	573,900	445,979
	Fujitec Co., Ltd.	264,100	5,754,873
	Fukuda Corp.	59,800	2,861,014
	Fukushima Galilei Co., Ltd.	84,100	3,147,263
	Fukuvi Chemical Industry Co., Ltd.	10,600	48,550
	Fukuyama Transporting Co., Ltd.	40,157	1,683,061
	FULLCAST Holdings Co., Ltd.	133,200	1,979,115
	Funai Soken Holdings, Inc.	249,470	5,396,379
	Furukawa Co., Ltd.	204,200	2,112,071
	Furukawa Electric Co., Ltd.	401,200	10,054,193
	Furusato Industries, Ltd.	65,000	821,269
	Futaba Corp.	233,600	1,989,249
	Gecoss Corp.	95,900	836,813
	Giken, Ltd.	82,700	2,929,058
	Glory, Ltd.	278,555	5,871,502
#	Grace Technology, Inc.	54,300	2,959,163
	GS Yuasa Corp.	390,883	6,822,713
	Hamakyorex Co., Ltd.	109,500	3,106,760
	Hanwa Co., Ltd.	236,700	4,589,065
#	Hashimoto Sogyo Holdings Co., Ltd.	4,070	92,618
	Hazama Ando Corp.	1,302,400	8,091,329
	Helios Techno Holding Co., Ltd.	109,800	311,636
	Hibiya Engineering, Ltd.	122,300	1,976,727
#	Hirakawa Hewtech Corp.	70,800	709,243
#	Hirano Tecseed Co., Ltd.	65,400	973,655
	Hisaka Works, Ltd.	127,300	1,075,766
	Hitachi Zosen Corp.	1,071,679	4,315,946
	Hito Communications Holdings, Inc.	43,900	570,359
#	Hokuetsu Industries Co., Ltd.	140,700	1,363,818
	Hokuriku Electrical Construction Co., Ltd.	74,200	813,738
	Hosokawa Micron Corp.	45,600	2,287,480
#	Howa Machinery, Ltd.	62,700	477,396
#	Ichikawa Co., Ltd.	1,000	12,529
	Ichiken Co., Ltd.	33,600	519,917
	Ichinen Holdings Co., Ltd.	137,500	1,593,101
	Idec Corp.	204,800	3,536,810
#	Ihara Science Corp.	52,200	827,811
	IHI Corp.	22,600	273,702
	Iino Kaiun Kaisha, Ltd.	573,100	1,973,085
	Inaba Denki Sangyo Co., Ltd.	353,300	8,505,149
	Inaba Seisakusho Co., Ltd.	62,800	802,826
	Inabata & Co., Ltd.	299,400	3,473,290
	Insource Co., Ltd.	56,375	1,476,169
#	Inui Global Logistics Co., Ltd.	81,480	708,879
	IR Japan Holdings, Ltd.	12,000	1,328,604
	Iseki & Co., Ltd.	124,500	1,604,387
	Ishii Iron Works Co., Ltd.	11,000	294,185
	Isolite Insulating Products Co., Ltd.	48,000	211,787
	Itoki Corp.	228,600	743,162
#	Iwaki Co., Ltd.	41,000	328,857
#	Iwasaki Electric Co., Ltd.	35,800	460,595
	JAC Recruitment Co., Ltd.	100,900	1,207,983
#	Jalux, Inc.	38,600	517,613

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INDUSTRIALS — (Continued)
	Jamco Corp.	73,100	$412,249
#	Japan Asia Group, Ltd.	176,800	577,463
	Japan Elevator Service Holdings Co., Ltd.	143,400	5,511,681
#	Japan Foundation Engineering Co., Ltd.	128,800	526,648
	Japan Pulp & Paper Co., Ltd.	77,600	2,709,290
#	Japan Steel Works, Ltd. (The)	389,300	8,322,588
	Japan Transcity Corp.	251,200	1,173,190
#	JK Holdings Co., Ltd.	94,440	703,936
	Juki Corp.	185,300	785,452
	Kamei Corp.	154,500	1,560,502
	Kanaden Corp.	118,500	1,580,312
	Kanagawa Chuo Kotsu Co., Ltd.	42,800	1,575,388
#	Kanamoto Co., Ltd.	205,200	4,233,228
	Kandenko Co., Ltd.	400,000	3,001,715
	Kanematsu Corp.	530,825	6,294,178
	Katakura Industries Co., Ltd.	152,600	1,686,707
	Kato Works Co., Ltd.	63,300	614,943
	KAWADA TECHNOLOGIES, Inc.	34,100	1,423,540
	Kawagishi Bridge Works Co., Ltd.	8,700	202,509
	Kawanishi Warehouse Co., Ltd.	1,700	17,012
	Kawasaki Kinkai Kisen Kaisha, Ltd.	7,899	179,665
# *	Kawasaki Kisen Kaisha, Ltd.	321,800	3,932,384
#	Kawata Manufacturing Co., Ltd.	25,100	186,681
	Keihin Co., Ltd.	15,700	202,435
	KFC, Ltd.	8,700	170,701
	Kimura Chemical Plants Co., Ltd.	107,500	436,759
	Kimura Unity Co., Ltd.	23,500	230,908
#	King Jim Co., Ltd.	43,500	364,596
*	Kinki Sharyo Co., Ltd. (The)	16,599	206,073
	Kintetsu World Express, Inc.	244,200	5,191,218
	Kitagawa Corp.	54,400	673,084
	Kitano Construction Corp.	25,672	622,385
	Kito Corp.	135,400	1,669,472
	Kitz Corp.	482,400	2,610,683
	Kobayashi Metals, Ltd.	7,900	20,980
# *	Kobe Electric Railway Co., Ltd.	37,299	1,281,319
#	Kobelco Eco-Solutions Co., Ltd.	21,399	428,239
	Koike Sanso Kogyo Co., Ltd.	12,600	279,425
	Kokusai Co., Ltd.	51,600	400,036
	Kokuyo Co., Ltd.	314,825	4,277,732
#	KOMAIHALTEC, Inc.	20,300	276,716
	Komatsu Wall Industry Co., Ltd.	49,300	801,422
	Komori Corp.	317,900	2,041,120
#	Kondotec, Inc.	123,800	1,195,784
	Konoike Transport Co., Ltd.	179,700	1,878,656
# *	Kosaido Co., Ltd.	212,900	1,246,177
	Kozo Keikaku Engineering, Inc.	20,700	491,373
#	KRS Corp.	37,800	594,192
	Kumagai Gumi Co., Ltd.	245,100	5,665,029
	Kyodo Printing Co., Ltd.	48,900	1,146,987
#	Kyokuto Boeki Kaisha, Ltd.	39,700	506,391
	Kyokuto Kaihatsu Kogyo Co., Ltd.	208,800	2,575,831
	Kyoritsu Printing Co., Ltd.	189,300	228,565
	Kyudenko Corp.	13,300	362,973
#	Like Co., Ltd.	63,200	1,292,085
#	Link And Motivation, Inc.	210,200	796,736
	Lonseal Corp.	13,900	217,896
	Maeda Corp.	914,100	6,581,664
	Maeda Kosen Co., Ltd.	121,000	3,212,049

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INDUSTRIALS — (Continued)
	Maeda Road Construction Co., Ltd.	99,200	$1,653,685
	Maezawa Industries, Inc.	25,300	107,728
	Maezawa Kasei Industries Co., Ltd.	85,100	796,941
	Maezawa Kyuso Industries Co., Ltd.	64,200	1,377,118
	Makino Milling Machine Co., Ltd.	151,200	5,204,350
	Marufuji Sheet Piling Co., Ltd.	11,800	215,741
	Maruka Corp.	36,400	737,280
#	Marumae Co., Ltd.	28,300	240,498
	Maruwa Unyu Kikan Co., Ltd.	35,900	1,542,560
#	Maruyama Manufacturing Co., Inc.	18,800	227,408
	Maruzen Co., Ltd.	65,800	1,094,349
	Maruzen Showa Unyu Co., Ltd.	80,000	2,345,236
	Matching Service Japan Co., Ltd.	52,000	386,633
	Matsuda Sangyo Co., Ltd.	95,282	1,310,163
#	Matsui Construction Co., Ltd.	125,500	821,564
	Max Co., Ltd.	167,600	2,343,496
	Meidensha Corp.	227,210	3,474,268
	Meiji Electric Industries Co., Ltd.	52,500	664,023
	Meiji Shipping Co., Ltd.	102,500	342,095
	Meisei Industrial Co., Ltd.	268,800	2,069,849
	Meitec Corp.	169,000	8,378,202
#	Meiwa Corp.	145,600	572,648
	Mesco, Inc.	29,800	267,398
	METAWATER Co., Ltd.	153,600	3,601,150
	Mie Kotsu Group Holdings, Inc.	359,200	1,564,375
	Mirait Holdings Corp.	524,835	7,471,621
	Mitani Corp.	73,800	4,653,464
#	Mitani Sangyo Co., Ltd.	145,000	595,792
	Mitsubishi Kakoki Kaisha, Ltd.	39,700	734,929
	Mitsubishi Logisnext Co., Ltd.	179,200	1,512,524
	Mitsubishi Pencil Co., Ltd.	89,700	1,154,733
	Mitsuboshi Belting, Ltd.	163,400	2,557,974
*	Mitsui E&S Holdings Co., Ltd.	470,300	1,489,228
	Mitsui Matsushima Holdings Co., Ltd.	65,700	428,006
	Mitsui-Soko Holdings Co., Ltd.	138,800	2,450,030
	Mitsumura Printing Co., Ltd.	6,300	103,919
	Miyaji Engineering Group, Inc.	39,417	636,605
#	Mori-Gumi Co., Ltd.	69,500	192,968
#	Morita Holdings Corp.	211,100	3,859,126
	Musashi Co., Ltd.	5,000	96,086
#	NAC Co., Ltd.	61,300	528,376
	Nachi-Fujikoshi Corp.	87,400	3,464,323
	Nadex Co., Ltd.	40,600	241,634
	Nagase & Co., Ltd.	418,400	5,455,993
	Naigai Trans Line, Ltd.	40,500	467,617
	Nakabayashi Co., Ltd.	113,400	664,716
	Nakakita Seisakusho Co., Ltd.	3,700	94,438
	Nakamoto Packs Co., Ltd.	33,300	486,736
	Nakanishi Manufacturing Co., Ltd.	5,700	51,016
#	Nakano Corp.	107,000	421,300
	Namura Shipbuilding Co., Ltd.	321,428	454,205
	Narasaki Sangyo Co., Ltd.	25,400	502,791
#	Nexyz Group Corp.	30,500	280,780
*	Nice Corp.	32,400	398,534
	Nichias Corp.	392,400	8,498,721
	Nichiban Co., Ltd.	65,900	1,032,293
	Nichiden Corp.	98,900	2,054,511
	Nichiha Corp.	166,380	4,848,160
	Nichireki Co., Ltd.	167,400	2,699,591

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INDUSTRIALS — (Continued)
	Nihon Dengi Co., Ltd.	30,200	$978,165
	Nihon Flush Co., Ltd.	120,900	1,559,108
#	Nikkato Corp.	53,000	356,654
	Nikkiso Co., Ltd.	316,800	3,037,328
	Nikko Co., Ltd.	164,000	1,050,075
#	Nikkon Holdings Co., Ltd.	385,300	7,374,127
	Nippi, Inc.	11,900	411,182
#	Nippon Air Conditioning Services Co., Ltd.	183,100	1,279,006
	Nippon Aqua Co., Ltd.	27,600	180,465
	Nippon Carbon Co., Ltd.	60,400	2,103,030
	Nippon Concept Corp.	37,000	529,889
	Nippon Densetsu Kogyo Co., Ltd.	245,500	4,756,902
	Nippon Dry-Chemical Co., Ltd.	4,300	57,222
#	Nippon Filcon Co., Ltd.	15,700	77,424
#	Nippon Hume Corp.	139,300	1,071,309
	Nippon Kanzai Co., Ltd.	8,300	161,811
	Nippon Koei Co., Ltd.	78,800	2,077,378
	Nippon Parking Development Co., Ltd., Class C	1,271,000	1,558,319
#	Nippon Rietec Co., Ltd.	12,600	274,960
	Nippon Road Co., Ltd. (The)	46,100	3,348,744
#	Nippon Seisen Co., Ltd.	21,300	646,231
*	Nippon Sharyo, Ltd.	45,399	1,036,686
# *	Nippon Sheet Glass Co., Ltd.	319,200	1,109,772
#	Nippon Steel Trading Corp.	99,460	2,834,966
	Nippon Thompson Co., Ltd.	382,500	1,274,700
	Nippon Tungsten Co., Ltd.	6,699	113,040
	Nishimatsu Construction Co., Ltd.	345,000	6,701,641
	Nishi-Nippon Railroad Co., Ltd.	152,900	4,039,845
	Nishio Rent All Co., Ltd.	123,800	2,402,724
	Nissei ASB Machine Co., Ltd.	52,500	2,043,775
#	Nissei Corp.	38,900	445,378
	Nissei Plastic Industrial Co., Ltd.	127,000	1,025,809
	Nisshinbo Holdings, Inc.	908,180	6,053,091
	Nissin Corp.	95,000	1,329,914
	Nissin Electric Co., Ltd.	333,100	3,334,671
	Nitta Corp.	136,400	2,876,162
	Nitto Boseki Co., Ltd.	7,600	279,134
	Nitto Kogyo Corp.	178,200	3,291,854
	Nitto Kohki Co., Ltd.	66,900	1,111,630
	Nitto Seiko Co., Ltd.	180,900	784,925
	Nittoc Construction Co., Ltd.	132,600	1,010,643
	NJS Co., Ltd.	36,800	658,335
	Noda Corp.	145,500	968,603
	Nomura Co., Ltd.	505,600	3,264,963
	Noritake Co., Ltd.	59,600	1,753,255
	Noritsu Koki Co., Ltd.	123,900	2,293,337
	Noritz Corp.	196,500	2,865,329
#	NS Tool Co., Ltd.	53,500	1,148,346
	NS United Kaiun Kaisha, Ltd.	58,700	796,449
# *	NTN Corp.	2,880,500	5,342,422
#	Obara Group, Inc.	78,500	2,724,272
#	Ochi Holdings Co., Ltd.	8,900	143,046
	Odawara Engineering Co., Ltd.	4,900	110,485
#	Ohba Co., Ltd.	76,500	528,649
	Ohmoto Gumi Co., Ltd.	4,100	171,361
	Oiles Corp.	145,770	2,035,718
	Okabe Co., Ltd.	258,200	1,953,673
#	Okada Aiyon Corp.	42,800	402,011
#	Okamoto Machine Tool Works, Ltd.	21,699	469,611

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INDUSTRIALS — (Continued)
	Okamura Corp.	381,500	$2,913,530
	OKUMA Corp.	137,100	6,654,537
	Okumura Corp.	182,380	4,224,981
	Onoken Co., Ltd.	111,900	1,245,868
	Organo Corp.	41,500	2,170,302
#	Oriental Consultants Holdings Co., Ltd.	6,100	112,183
	Origin Co., Ltd.	27,600	360,188
#	OSG Corp.	396,200	5,935,489
	OSJB Holdings Corp.	826,500	1,893,956
	Outsourcing, Inc.	732,300	6,791,351
	Oyo Corp.	129,300	1,484,363
#	Paraca, Inc.	35,900	543,289
	Parker Corp.	34,000	140,430
#	Pasco Corp.	11,200	134,373
	Pasona Group, Inc.	133,000	2,036,504
	Pegasus Sewing Machine Manufacturing Co., Ltd.	144,100	376,969
	Penta-Ocean Construction Co., Ltd.	1,716,400	10,884,002
	Phil Co., Inc.	10,900	210,835
	Pilot Corp.	74,100	2,066,928
	Prestige International, Inc.	671,400	5,713,478
	Pronexus, Inc.	108,700	1,130,766
	PS Mitsubishi Construction Co., Ltd.	213,300	1,151,420
	Punch Industry Co., Ltd.	105,700	444,031
	Quick Co., Ltd.	71,300	697,461
	Raito Kogyo Co., Ltd.	301,300	4,273,259
	Raiznext Corp.	307,200	3,560,142
#	Rasa Corp.	63,200	535,220
#	Relia, Inc.	248,100	2,822,973
	Rheon Automatic Machinery Co., Ltd.	120,500	1,169,457
	Rix Corp.	17,300	263,438
# *	Rozetta Corp.	22,800	435,664
	Ryobi, Ltd.	153,140	1,655,347
#	S LINE Co., Ltd.	23,800	219,800
	Sakai Heavy Industries, Ltd.	24,000	547,359
	Sakai Moving Service Co., Ltd.	74,500	3,363,272
# *	Sanix, Inc.	146,200	344,140
	Sanki Engineering Co., Ltd.	285,300	3,093,124
	Sanko Gosei, Ltd.	121,900	316,411
	Sanko Metal Industrial Co., Ltd.	16,200	388,598
	Sankyo Tateyama, Inc.	188,900	1,677,257
	Sanoyas Holdings Corp.	151,100	226,233
#	Sansei Technologies, Inc.	78,400	445,311
	Sansha Electric Manufacturing Co., Ltd.	64,300	368,951
	Sanwa Holdings Corp.	113,400	1,293,541
	Sanyo Denki Co., Ltd.	44,100	1,944,147
	Sanyo Engineering & Construction, Inc.	60,200	417,656
	Sanyo Industries, Ltd.	9,900	182,400
	Sanyo Trading Co., Ltd.	140,000	1,288,628
	Sata Construction Co., Ltd.	89,399	381,144
	Sato Holdings Corp.	184,700	3,516,992
#	Sato Shoji Corp.	86,800	767,230
	Sawafuji Electric Co., Ltd.	1,900	32,939
	SBS Holdings, Inc.	122,400	2,789,651
#	SEC Carbon, Ltd.	10,900	586,851
#	Secom Joshinetsu Co., Ltd.	30,800	1,003,258
	Seibu Electric & Machinery Co., Ltd.	10,300	122,184
	Seika Corp.	61,700	740,989
	Seikitokyu Kogyo Co., Ltd.	191,330	1,420,722
	Sekisui Jushi Corp.	215,700	4,355,618

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INDUSTRIALS — (Continued)
	Senko Group Holdings Co., Ltd.	715,500	$6,398,757
#	Senshu Electric Co., Ltd.	51,200	1,420,258
	Shibaura Machine Co., Ltd.	135,500	2,704,172
	Shibusawa Warehouse Co., Ltd. (The)	61,600	1,173,351
	Shibuya Corp.	96,600	2,991,889
	Shima Seiki Manufacturing, Ltd.	172,300	2,559,388
	Shin Nippon Air Technologies Co., Ltd.	94,880	1,919,210
#	Shin-Keisei Electric Railway Co., Ltd.	39,399	836,077
	Shinki Bus Co., Ltd.	1,900	50,974
	Shinmaywa Industries, Ltd.	450,900	3,499,716
	Shinnihon Corp.	180,600	1,507,456
	Shinsho Corp.	31,800	540,597
#	Shinwa Co., Ltd.	62,300	1,124,068
# *	Shoko Co., Ltd.	25,700	148,161
#	SIGMAXYZ, Inc.	87,500	1,277,170
	Sinfonia Technology Co., Ltd.	142,400	1,549,557
	Sinko Industries, Ltd.	127,700	1,791,219
	Sintokogio, Ltd.	284,600	1,964,070
	SMS Co., Ltd.	2,900	85,382
	Soda Nikka Co., Ltd.	109,200	557,648
	Sodick Co., Ltd.	211,200	1,567,413
#	Space Co., Ltd.	95,062	702,814
	S-Pool, Inc.	301,000	2,036,588
#	Star Micronics Co., Ltd.	240,900	3,234,779
	Subaru Enterprise Co., Ltd.	6,300	479,339
	Sugimoto & Co., Ltd.	63,900	1,247,946
#	Sumiseki Holdings, Inc.	363,100	435,844
	Sumitomo Densetsu Co., Ltd.	111,200	2,648,439
	Sumitomo Mitsui Construction Co., Ltd.	1,006,140	3,883,127
*	Sumitomo Precision Products Co., Ltd.	18,184	335,460
	Sumitomo Warehouse Co., Ltd. (The)	407,600	4,767,677
	Suzumo Machinery Co., Ltd.	2,200	30,567
#	SWCC Showa Holdings Co., Ltd.	98,700	1,098,606
#	Tacmina Corp.	14,700	178,901
	Tadano, Ltd.	640,100	4,899,066
	Taihei Dengyo Kaisha, Ltd.	97,000	2,095,790
	Taiheiyo Kouhatsu, Inc.	43,500	263,246
	Taikisha, Ltd.	169,500	4,414,244
	Taisei Oncho Co., Ltd.	14,200	245,640
	Takadakiko Co., Ltd.	7,500	175,646
	Takamatsu Construction Group Co., Ltd.	106,800	2,190,336
#	Takamatsu Machinery Co., Ltd.	41,800	255,446
	Takamiya Co., Ltd.	128,600	669,125
#	Takano Co., Ltd.	52,400	297,479
	Takaoka Toko Co., Ltd.	59,620	576,532
#	Takara & Co., Ltd.	22,155	422,235
	Takara Standard Co., Ltd.	227,400	2,982,299
	Takasago Thermal Engineering Co., Ltd.	299,900	3,975,904
	Takashima & Co., Ltd.	25,200	417,019
	Takeei Corp.	130,100	1,268,210
	Takeuchi Manufacturing Co., Ltd.	230,900	5,031,994
#	Takigami Steel Construction Co., Ltd. (The)	5,300	247,129
	Takisawa Machine Tool Co., Ltd.	41,700	385,808
	Takuma Co., Ltd.	74,700	1,143,836
	Tanabe Consulting Co., Ltd.	1,200	15,860
	Tanabe Engineering Corp.	39,500	278,094
	Tanseisha Co., Ltd.	243,549	1,647,919
	Tatsuta Electric Wire and Cable Co., Ltd.	287,400	1,549,280
	TECHNO ASSOCIE Co., Ltd.	50,100	477,568

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INDUSTRIALS — (Continued)
#	Techno Ryowa, Ltd.	68,690	$594,893
#	Techno Smart Corp.	49,500	417,947
	TechnoPro Holdings, Inc.	21,900	1,362,125
	Teikoku Electric Manufacturing Co., Ltd.	111,000	1,079,228
	Teikoku Sen-I Co., Ltd.	108,500	2,728,089
	Tekken Corp.	84,200	1,573,865
	Tenox Corp.	22,500	180,529
	Teraoka Seisakusho Co., Ltd.	76,000	279,276
	Terasaki Electric Co., Ltd.	24,400	231,062
	Toa Corp.	103,400	1,846,016
	TOA ROAD Corp.	27,300	937,525
	Toba, Inc.	9,800	242,553
	Tobishima Corp.	126,570	1,285,847
	Tocalo Co., Ltd.	389,800	3,885,655
	Toda Corp.	237,400	1,356,092
	Toenec Corp.	53,500	1,741,535
	Togami Electric Manufacturing Co., Ltd.	17,800	276,767
	TOKAI Holdings Corp.	642,700	6,366,292
	Tokai Lease Co., Ltd.	18,800	251,910
	Tokyo Energy & Systems, Inc.	154,000	1,184,557
	Tokyo Keiki, Inc.	69,022	571,382
	Tokyo Sangyo Co., Ltd.	130,800	648,670
#	Tokyu Construction Co., Ltd.	551,700	2,427,833
	Toli Corp.	277,100	648,175
#	Tomoe Corp.	155,100	513,229
#	Tomoe Engineering Co., Ltd.	51,100	951,113
	Tonami Holdings Co., Ltd.	37,200	1,996,565
#	Toppan Forms Co., Ltd.	326,500	3,132,672
	Torishima Pump Manufacturing Co., Ltd.	130,700	985,772
#	Totech Corp.	49,200	1,087,065
	Totetsu Kogyo Co., Ltd.	159,600	4,147,450
	Totoku Electric Co., Ltd.	17,700	391,963
	Toyo Construction Co., Ltd.	524,200	2,006,911
	Toyo Denki Seizo K.K	35,450	374,987
*	Toyo Engineering Corp.	205,878	603,763
	Toyo Logistics Co., Ltd.	85,100	262,985
	Toyo Machinery & Metal Co., Ltd.	97,300	369,864
	Toyo Tanso Co., Ltd.	75,600	1,275,558
	Toyo Wharf & Warehouse Co., Ltd.	36,000	490,508
	Trancom Co., Ltd.	49,100	3,528,021
#	Trinity Industrial Corp.	36,000	233,810
	Trusco Nakayama Corp.	171,500	4,422,780
	Tsubaki Nakashima Co., Ltd.	288,000	2,130,119
	Tsubakimoto Chain Co.	172,140	3,822,328
#	Tsubakimoto Kogyo Co., Ltd.	28,800	918,894
*	Tsudakoma Corp.	17,698	145,507
	Tsugami Corp.	268,700	3,748,282
	Tsukishima Kikai Co., Ltd.	192,200	2,290,742
	Tsurumi Manufacturing Co., Ltd.	128,400	2,164,253
	Uchida Yoko Co., Ltd.	51,600	2,547,032
#	Ueki Corp.	30,400	801,494
	Union Tool Co.	45,500	1,344,847
	Ushio, Inc.	660,300	7,375,978
*	UT Group Co., Ltd.	169,800	5,290,778
	Utoc Corp.	102,200	459,163
*	Waida Manufacturing Co., Ltd.	5,100	46,113
	Wakachiku Construction Co., Ltd.	79,300	881,868
	Wakita & Co., Ltd.	253,000	2,619,009
	WDB Holdings Co., Ltd.	63,200	1,834,926

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INDUSTRIALS — (Continued)
	Weathernews, Inc.	34,300	$1,811,582
	Will Group, Inc.	99,600	741,297
	World Holdings Co., Ltd.	39,600	803,794
	Yahagi Construction Co., Ltd.	181,400	1,458,467
	YAMABIKO Corp.	228,128	2,862,071
	YAMADA Consulting Group Co., Ltd.	75,600	727,697
#	Yamashina Corp.	224,200	140,039
#	Yamato Corp.	110,500	755,787
	Yamaura Corp.	9,900	85,138
	Yamazen Corp.	390,200	3,824,059
	Yasuda Logistics Corp.	102,000	911,886
	Yokogawa Bridge Holdings Corp.	204,100	3,612,674
	Yondenko Corp.	26,560	571,560
	Yuasa Trading Co., Ltd.	118,200	3,367,380
	Yuken Kogyo Co., Ltd.	20,500	281,661
#	Yumeshin Holdings Co., Ltd.	291,900	2,048,408
	Yurtec Corp.	264,600	1,601,102
	Zaoh Co., Ltd.	23,400	310,210
#	Zenitaka Corp. (The)	19,200	860,075
	Zuiko Corp.	90,400	903,209

TOTAL INDUSTRIALS.			867,738,967

INFORMATION TECHNOLOGY — (13.5%)
#	A&D Co., Ltd.	124,300	734,605
#	Access Co., Ltd.	87,800	655,829
	Ad-sol Nissin Corp.	43,000	1,078,935
#	AGS Corp.	11,600	99,632
	Ai Holdings Corp.	248,100	4,362,173
	Aichi Tokei Denki Co., Ltd.	17,900	758,735
	Aiphone Co., Ltd.	63,500	889,526
#	Alpha Systems, Inc.	45,620	1,379,221
	Amano Corp.	119,800	2,819,662
	AOI Electronics Co., Ltd.	27,700	544,885
	Argo Graphics, Inc.	105,800	3,254,541
	Arisawa Manufacturing Co., Ltd.	207,800	1,815,098
#	Artiza Networks, Inc.	3,800	59,866
#	ArtSpark Holdings, Inc.	33,700	508,853
	Asahi Intelligence Service Co., Ltd.	1,300	15,257
	Avant Corp.	100,300	1,046,805
	Axell Corp.	40,300	335,489
	Azia Co., Ltd.	14,300	264,569
*	BrainPad, Inc.	7,200	275,233
#	Broadleaf Co., Ltd.	606,400	3,171,925
#	Business Brain Showa-Ota, Inc.	29,000	451,150
	CAC Holdings Corp.	75,200	941,525
	Canon Electronics, Inc.	126,200	1,741,067
	CDS Co., Ltd.	15,300	190,632
#	Chino Corp.	46,300	602,749
	Citizen Watch Co., Ltd.	1,889,600	5,006,131
	CMK Corp.	310,300	1,388,600
	Computer Engineering & Consulting, Ltd.	164,800	2,351,135
	Computer Institute of Japan, Ltd.	94,700	865,908
	Comture Corp.	138,200	3,515,931
	CONEXIO Corp.	95,500	1,149,690
#	Core Corp.	45,800	578,736
	Cresco, Ltd.	83,000	956,814
#	Cube System, Inc.	60,600	764,581
	Cyber Com Co., Ltd.	10,600	175,525
#	Cybernet Systems Co., Ltd.	57,700	488,354

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INFORMATION TECHNOLOGY — (Continued)
	Cybozu, Inc.	115,500	$3,332,874
#	Daiko Denshi Tsushin, Ltd.	37,200	204,530
	Daishinku Corp.	42,399	866,640
	Daitron Co., Ltd.	58,200	822,816
	Daiwabo Holdings Co., Ltd.	117,500	7,692,034
#	Densan System Co., Ltd.	39,200	1,302,694
	Dexerials Corp.	357,200	4,086,381
#	Digital Arts, Inc.	71,800	5,074,090
	Digital Garage, Inc.	120,700	4,291,511
#	Digital Hearts Holdings Co., Ltd.	87,100	825,043
	Digital Information Technologies Corp.	40,000	511,647
	DKK Co., Ltd.	61,700	1,534,442
#	DKK-Toa Corp.	28,300	220,429
	Double Standard, Inc.	14,000	614,429
	DTS Corp.	262,800	5,111,194
	Ebase Co., Ltd.	59,600	553,217
*	E-Guardian, Inc.	51,100	1,548,079
	Eizo Corp.	107,400	4,053,774
	Elecom Co., Ltd.	83,500	4,181,717
	Elematec Corp.	116,842	1,070,496
	Enomoto Co., Ltd.	30,200	303,622
	Enplas Corp.	58,500	1,281,008
	ESPEC Corp.	119,800	1,938,099
	Fenwal Controls of Japan, Ltd.	20,500	291,994
	Ferrotec Holdings Corp.	239,200	2,310,976
# *	FFRI Security, Inc.	22,500	615,418
	Fixstars Corp.	97,100	917,994
#	Focus Systems Corp.	28,400	240,185
#	Forval Corp.	51,100	480,836
	FTGroup Co., Ltd.	51,000	666,359
#	Fuji Soft, Inc.	100,200	5,359,252
	Fukui Computer Holdings, Inc.	53,500	1,639,371
	Furuno Electric Co., Ltd.	157,500	1,757,412
	Furuya Metal Co., Ltd.	7,600	431,517
	Future Corp.	143,400	2,454,688
	Future Innovation Group, Inc.	11,900	29,312
	GL Sciences, Inc.	45,000	1,201,231
#	Glosel Co., Ltd.	113,200	436,110
#	GMO GlobalSign Holdings K.K	19,300	2,035,078
	GMO Pepabo, Inc.	7,300	360,478
	Hagiwara Electric Holdings Co., Ltd.	49,500	1,021,905
	Hakuto Co., Ltd.	87,300	918,459
	Hibino Corp.	26,900	304,498
	Hioki EE Corp.	67,100	2,365,967
	Hochiki Corp.	88,900	1,034,923
	Hokuriku Electric Industry Co., Ltd.	48,200	433,741
	Honda Tsushin Kogyo Co., Ltd.	107,100	470,916
	Hosiden Corp.	343,500	3,045,270
	Icom, Inc.	61,500	1,602,744
#	ID Holdings Corp.	52,100	673,610
	Ikegami Tsushinki Co., Ltd.	32,799	252,022
	Ines Corp.	126,600	1,807,611
#	I-Net Corp.	74,290	1,073,843
	Infocom Corp.	109,000	3,948,376
	Infomart Corp.	354,900	2,935,034
	Information Services International-Dentsu, Ltd.	74,000	4,646,974
	Innotech Corp.	101,900	919,981
	Intelligent Wave, Inc.	36,600	248,901
#	Inter Action Corp.	27,600	461,866

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INFORMATION TECHNOLOGY — (Continued)
	I-O Data Device, Inc.	50,700	$489,347
	I-PEX, Inc.	38,100	677,755
	Iriso Electronics Co., Ltd.	132,500	5,044,841
	ISB Corp.	10,800	272,032
	Itfor, Inc.	164,700	1,333,314
*	Iwatsu Electric Co., Ltd.	54,900	440,870
	Japan Aviation Electronics Industry, Ltd.	301,700	4,154,860
	Japan Cash Machine Co., Ltd.	141,800	701,437
# *	Japan Display, Inc.	2,245,100	1,099,668
	Japan Electronic Materials Corp.	51,800	854,453
	Japan Material Co., Ltd.	417,100	5,389,684
	Jastec Co., Ltd.	68,200	928,970
#	JBCC Holdings, Inc.	88,800	1,287,936
	JFE Systems, Inc.	3,100	103,898
# *	JIG-SAW, Inc.	17,300	1,187,330
	Kaga Electronics Co., Ltd.	108,800	2,103,860
	Kanematsu Electronics, Ltd.	79,200	3,201,634
	KEL Corp.	27,900	223,997
	Koa Corp.	172,100	2,135,999
	Konica Minolta, Inc.	1,287,400	3,280,002
	KSK Co., Ltd.	3,000	59,697
#	Kyoden Co., Ltd.	116,100	331,627
	Kyosan Electric Manufacturing Co., Ltd.	268,600	1,066,150
	Kyowa Electronic Instruments Co., Ltd.	129,800	532,658
#	LAC Co., Ltd.	100,100	1,171,041
	Lecip Holdings Corp.	10,900	57,217
	Macnica Fuji Electronics Holdings, Inc.	328,350	5,872,111
#	Marubun Corp.	112,200	520,143
	Maruwa Co., Ltd.	56,500	5,877,604
*	Maxell Holdings, Ltd.	306,100	3,200,165
	MCJ Co., Ltd.	420,800	3,878,057
	Megachips Corp.	105,500	2,806,564
#	Meiko Electronics Co., Ltd.	135,300	2,321,817
	Melco Holdings, Inc.	18,600	481,340
# *	Metaps, Inc.	12,800	115,887
*	Mimaki Engineering Co., Ltd.	113,200	441,616
	Mimasu Semiconductor Industry Co., Ltd.	107,881	2,536,223
	Miraial Co., Ltd.	39,500	461,150
#	Miroku Jyoho Service Co., Ltd.	112,800	2,284,696
	Mitachi Co., Ltd.	7,900	46,003
	Mitsubishi Research Institute, Inc.	53,500	1,939,726
	Mitsui High-Tec, Inc.	130,600	2,661,134
	m-up Holdings, Inc.	4,800	116,606
	Mutoh Holdings Co., Ltd.	9,300	133,386
#	Nagano Keiki Co., Ltd.	85,300	627,891
	Nakayo, Inc.	73,100	1,001,877
#	NF Holdings Corp.	25,900	456,521
	Nichicon Corp.	317,300	2,569,094
*	Nihon Dempa Kogyo Co., Ltd.	121,600	466,449
	Nihon Denkei Co., Ltd.	31,800	356,034
*	Nippon Chemi-Con Corp.	83,600	1,069,212
#	Nippon Computer Dynamics Co., Ltd.	36,200	188,098
	Nippon Electric Glass Co., Ltd.	431,236	8,481,534
#	Nippon Information Development Co., Ltd.	12,600	162,869
#	Nippon Kodoshi Corp.	51,600	873,076
	Nippon Signal Co., Ltd.	317,300	2,763,337
	Nippon Systemware Co., Ltd.	46,200	909,406
	Nissha Co., Ltd.	232,800	2,740,950
#	Nohmi Bosai, Ltd.	146,200	3,165,174

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INFORMATION TECHNOLOGY — (Continued)
	NSD Co., Ltd.	513,760	$9,024,017
# *	Ohara, Inc.	35,900	425,168
# *	Okaya Electric Industries Co., Ltd.	77,800	252,397
	Oki Electric Industry Co., Ltd.	548,300	5,090,302
#	ONO Sokki Co., Ltd.	32,200	158,485
	Optex Group Co., Ltd.	191,620	2,855,341
# *	Optim Corp.	9,800	274,822
#	Optorun Co., Ltd.	34,600	681,437
#	Oro Co., Ltd.	18,400	566,082
	Osaki Electric Co., Ltd.	281,800	1,700,019
	Oval Corp.	35,600	74,296
#	Paltek Corp.	38,500	193,515
#	PCA Corp.	2,300	103,359
#	PCI Holdings, Inc.	30,800	318,248
	Poletowin Pitcrew Holdings, Inc.	189,900	1,654,351
#	Pro-Ship, Inc.	41,700	570,378
	Rakus Co., Ltd.	10,000	196,517
#	Restar Holdings Corp.	130,000	2,784,731
	Riken Keiki Co., Ltd.	94,800	2,451,248
	Riso Kagaku Corp.	131,200	1,575,273
	Roland DG Corp.	84,400	1,038,310
	Rorze Corp.	54,400	2,422,876
	RS Technologies Co., Ltd.	20,100	677,891
	Ryoden Corp.	96,700	1,419,478
	Ryosan Co., Ltd.	147,600	2,730,558
#	Ryoyo Electro Corp.	104,700	2,888,026
	Saison Information Systems Co., Ltd.	24,800	518,157
	Sakura Internet, Inc.	122,900	884,039
	Sanken Electric Co., Ltd.	152,400	4,878,968
	Sanshin Electronics Co., Ltd.	121,500	2,349,894
#	Satori Electric Co., Ltd.	79,180	581,437
# *	Saxa Holdings, Inc.	31,700	420,679
#	SB Technology Corp.	61,300	2,090,075
#	Scala, Inc.	83,700	721,119
#	Seikoh Giken Co., Ltd.	22,300	407,596
*	SEMITEC Corp.	5,500	164,155
	Shibaura Electronics Co., Ltd.	52,600	1,162,745
	Shibaura Mechatronics Corp.	24,100	695,396
	Shindengen Electric Manufacturing Co., Ltd.	45,600	869,025
	Shinko Electric Industries Co., Ltd.	179,100	3,124,550
#	Shinko Shoji Co., Ltd.	269,000	2,223,533
#	Shizuki Electric Co., Inc.	121,600	526,566
	Showa Shinku Co., Ltd.	24,400	321,425
	Sigma Koki Co., Ltd.	27,000	303,690
	Siix Corp.	203,600	2,412,642
*	SK-Electronics Co., Ltd.	47,300	504,452
	SMK Corp.	32,699	833,010
	Softbrain Co., Ltd.	94,400	786,992
#	Softcreate Holdings Corp.	50,000	2,196,164
#	Soliton Systems K.K.	36,600	663,396
#	Soshin Electric Co., Ltd.	58,400	218,501
	SRA Holdings	72,100	1,567,582
	Sumida Corp.	176,449	1,384,842
#	Sun-Wa Technos Corp.	79,800	654,949
	Suzuden Corp.	1,200	13,149
	Suzuki Co., Ltd.	67,100	435,826
#	System Information Co., Ltd.	54,800	618,661
	System Research Co., Ltd.	27,200	410,150
	Systems Engineering Consultants Co., Ltd.	900	25,791

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INFORMATION TECHNOLOGY — (Continued)
	Systemsoft Corp.	156,000	$136,135
	Systena Corp.	402,100	7,296,298
	Tachibana Eletech Co., Ltd.	110,760	1,813,775
	Takachiho Koheki Co., Ltd.	38,500	351,598
#	TAKEBISHI Corp.	52,200	695,459
#	Tamagawa Holdings Co., Ltd.	3,600	80,246
	Tamura Corp.	467,400	2,218,755
#	TDC Soft, Inc.	95,200	909,818
	TechMatrix Corp.	233,600	4,977,300
	Techno Horizon Co., Ltd.	56,700	442,459
#	Teikoku Tsushin Kogyo Co., Ltd.	51,500	557,758
	Terilogy Co., Ltd.	15,600	72,535
	TKC Corp.	90,600	5,614,530
	Toho System Science Co., Ltd.	2,700	24,031
	Tokyo Electron Device, Ltd.	43,800	1,287,000
	Tokyo Seimitsu Co., Ltd.	257,200	8,678,304
#	Tomen Devices Corp.	15,300	522,613
	Topcon Corp.	691,700	6,895,912
	Torex Semiconductor, Ltd.	45,500	562,354
	Toshiba TEC Corp.	49,300	1,973,856
	Toukei Computer Co., Ltd.	5,010	208,769
	Towa Corp.	134,700	1,557,649
	Toyo Corp.	149,600	1,360,554
	Transcosmos, Inc.	10,000	272,800
	Tri Chemical Laboratories, Inc.	31,400	3,770,755
#	Tsuzuki Denki Co., Ltd.	42,800	652,818
	Ubicom Holdings, Inc.	12,500	323,378
	Ulvac, Inc.	264,700	9,695,804
# *	Uniden Holdings Corp.	41,500	790,320
	UNITED, Inc.	24,200	332,635
#	V Technology Co., Ltd.	57,500	2,463,356
	VINX Corp.	11,500	132,214
	Wacom Co., Ltd.	927,100	6,094,766
	Wellnet Corp.	3,800	19,596
#	YAC Holdings Co., Ltd.	62,600	369,651
	Yamaichi Electronics Co., Ltd.	144,700	1,855,392
#	Yashima Denki Co., Ltd.	119,500	1,040,439
	Yokowo Co., Ltd.	95,500	2,415,859

TOTAL INFORMATION TECHNOLOGY			401,274,784

MATERIALS — (10.6%)
	Achilles Corp.	92,400	1,394,491
	ADEKA Corp.	607,100	7,850,888
#	Agro-Kanesho Co., Ltd.	1,300	18,985
	Aichi Steel Corp.	66,400	1,598,275
	Arakawa Chemical Industries, Ltd.	110,100	1,219,912
	Araya Industrial Co., Ltd.	19,600	213,755
	Asahi Holdings, Inc.	227,850	7,430,158
	Asahi Printing Co., Ltd.	25,700	230,991
	Asahi Yukizai Corp.	86,600	1,121,072
	Asahipen Corp.	2,100	36,280
	Asia Pile Holdings Corp.	210,800	918,349
	C Uyemura & Co., Ltd.	35,900	2,337,714
	Carlit Holdings Co., Ltd.	122,800	604,375
	Chuetsu Pulp & Paper Co., Ltd.	49,900	585,023
# *	Chugai Mining Co., Ltd.	608,000	252,603
	Chugoku Marine Paints, Ltd.	368,600	3,518,818
	CI Takiron Corp.	291,200	1,860,480
#	CK-San-Etsu Co., Ltd.	21,200	694,346

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
MATERIALS — (Continued)
	Dai Nippon Toryo Co., Ltd.	131,600	$1,223,217
	Daido Steel Co., Ltd.	155,000	5,076,289
	Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	127,500	836,058
	Daiken Corp.	78,100	1,462,799
#	Daiki Aluminium Industry Co., Ltd.	180,300	1,115,370
	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	84,300	1,747,942
#	Daio Paper Corp.	69,400	1,003,392
#	DKS Co., Ltd.	47,800	1,975,051
	Dowa Holdings Co., Ltd.	116,905	3,345,685
	Dynapac Co., Ltd.	8,500	106,405
	Fuji Seal International, Inc.	191,300	3,573,258
	Fujikura Kasei Co., Ltd.	167,500	759,833
#	Fujimori Kogyo Co., Ltd.	107,900	4,420,310
	Fuso Chemical Co., Ltd.	122,500	4,184,535
	Geostr Corp.	57,100	185,209
#	Godo Steel, Ltd.	60,000	1,098,190
	Gun-Ei Chemical Industry Co., Ltd.	29,900	693,732
#	Hakudo Co., Ltd.	43,900	553,697
#	Harima Chemicals Group, Inc.	96,100	991,896
	Hodogaya Chemical Co., Ltd.	39,100	1,739,233
	Hokkan Holdings, Ltd.	56,100	718,504
	Hokko Chemical Industry Co., Ltd.	120,700	1,149,289
	Hokuetsu Corp.	800,199	2,643,290
	Honshu Chemical Industry Co., Ltd.	28,200	334,651
	Ise Chemicals Corp.	13,000	361,815
#	Ishihara Chemical Co., Ltd.	35,500	712,250
	Ishihara Sangyo Kaisha, Ltd.	222,050	1,442,194
	Ishizuka Glass Co., Ltd.	12,900	228,210
	JCU Corp.	139,300	4,375,177
	JSP Corp.	81,100	1,154,519
	Kaneka Corp.	173,700	4,860,858
	Kanto Denka Kogyo Co., Ltd.	279,100	1,883,382
	Katakura & Co-op Agri Corp.	21,500	253,309
	KeePer Technical Laboratory Co., Ltd.	99,000	1,405,578
	KH Neochem Co., Ltd.	216,800	5,073,195
	Kimoto Co., Ltd.	222,300	356,040
	Koatsu Gas Kogyo Co., Ltd.	202,193	1,481,824
*	Kobe Steel, Ltd.	1,878,500	7,334,448
#	Kohsoku Corp.	70,200	990,998
	Konishi Co., Ltd.	217,300	3,159,999
	Konoshima Chemical Co., Ltd.	31,600	302,553
	Krosaki Harima Corp.	30,400	823,874
#	Kumiai Chemical Industry Co., Ltd.	205,287	1,973,593
#	Kunimine Industries Co., Ltd.	40,400	407,123
	Kureha Corp.	104,150	4,421,207
	Kurimoto, Ltd.	59,300	1,046,255
	Kuriyama Holdings Corp.	78,000	423,269
	Kyoei Steel, Ltd.	135,500	1,705,998
	Kyowa Leather Cloth Co., Ltd.	81,300	486,190
	Lintec Corp.	265,600	5,887,771
	MEC Co., Ltd.	100,400	2,019,500
	Mitani Sekisan Co., Ltd.	67,400	3,039,757
	Mitsubishi Paper Mills, Ltd.	282,100	841,344
# *	Mitsubishi Steel Manufacturing Co., Ltd.	53,500	264,394
	Mitsui Mining & Smelting Co., Ltd.	379,600	9,582,034
	Molitec Steel Co., Ltd.	83,100	231,553
#	MORESCO Corp.	39,800	368,556
	Mory Industries, Inc.	34,700	785,420
	Nakayama Steel Works, Ltd.	169,700	568,580

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
MATERIALS — (Continued)
	Neturen Co., Ltd.	222,100	$1,018,925
	New Japan Chemical Co., Ltd.	117,500	178,321
#	Nicca Chemical Co., Ltd.	45,700	397,395
#	Nichia Steel Works, Ltd.	138,600	371,540
#	Nihon Kagaku Sangyo Co., Ltd.	83,100	835,634
#	Nihon Nohyaku Co., Ltd.	243,500	1,123,683
#	Nihon Parkerizing Co., Ltd.	517,500	5,099,999
	Nihon Yamamura Glass Co., Ltd.	67,600	543,743
	Nippon Carbide Industries Co., Inc.	46,200	529,748
	Nippon Chemical Industrial Co., Ltd.	42,600	979,060
#	Nippon Concrete Industries Co., Ltd.	293,100	895,424
*	Nippon Denko Co., Ltd.	767,314	1,807,583
#	Nippon Fine Chemical Co., Ltd.	79,200	1,136,563
	Nippon Kayaku Co., Ltd.	208,300	1,792,572
*	Nippon Koshuha Steel Co., Ltd.	8,599	27,761
	Nippon Light Metal Holdings Co., Ltd.	360,090	5,687,398
	Nippon Paper Industries Co., Ltd.	450,400	5,086,238
	Nippon Pillar Packing Co., Ltd.	134,200	1,829,182
	Nippon Soda Co., Ltd.	157,900	4,143,727
	Nippon Yakin Kogyo Co., Ltd.	89,749	1,291,934
	Nitta Gelatin, Inc.	85,500	555,596
	Nittetsu Mining Co., Ltd.	35,200	1,524,162
#	Nozawa Corp.	47,500	300,951
#	Oat Agrio Co., Ltd.	18,000	211,033
	Okamoto Industries, Inc.	69,900	2,877,478
	Okura Industrial Co., Ltd.	55,200	917,550
#	Osaka Organic Chemical Industry, Ltd.	95,200	2,509,311
	Osaka Soda Co., Ltd.	94,699	2,255,837
	Osaka Steel Co., Ltd.	89,300	959,099
	OSAKA Titanium Technologies Co., Ltd.	127,500	939,805
#	Pacific Metals Co., Ltd.	105,399	1,627,798
	Pack Corp. (The)	84,400	2,371,604
	Rasa Industries, Ltd.	45,700	864,782
	Riken Technos Corp.	227,500	867,799
	Sakai Chemical Industry Co., Ltd.	104,500	1,934,293
	Sakata INX Corp.	286,300	2,982,528
	Sanyo Chemical Industries, Ltd.	94,900	4,021,656
*	Sanyo Special Steel Co., Ltd.	130,460	1,279,150
	Seiko PMC Corp.	67,900	425,724
	Sekisui Kasei Co., Ltd.	150,000	800,486
	Shikoku Chemicals Corp.	232,000	2,555,416
	Shinagawa Refractories Co., Ltd.	37,800	785,992
	Shin-Etsu Polymer Co., Ltd.	291,000	2,590,973
	SK Kaken Co., Ltd.	1,100	417,948
	Soken Chemical & Engineering Co., Ltd.	49,300	666,038
	Stella Chemifa Corp.	67,200	1,881,315
	Sumitomo Bakelite Co., Ltd.	163,900	4,638,842
	Sumitomo Osaka Cement Co., Ltd.	234,099	7,119,777
	Sumitomo Seika Chemicals Co., Ltd.	56,400	1,795,404
	T Hasegawa Co., Ltd.	204,200	3,979,452
#	T&K Toka Co., Ltd.	136,300	1,063,209
	Taisei Lamick Co., Ltd.	42,300	1,082,191
	Taiyo Holdings Co., Ltd.	117,500	6,151,447
	Takasago International Corp.	88,600	1,734,476
	Takemoto Yohki Co., Ltd.	35,000	364,204
	Taoka Chemical Co., Ltd.	4,700	545,110
#	Tayca Corp.	103,900	1,384,655
	Tenma Corp.	117,900	2,061,646
#	Titan Kogyo, Ltd.	5,100	84,219

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
MATERIALS — (Continued)
	Toagosei Co., Ltd.	758,400	$8,029,619
*	Toda Kogyo Corp.	21,500	382,704
	Toho Acetylene Co., Ltd.	12,700	146,745
	Toho Chemical Industry Co., Ltd.	47,000	200,630
	Toho Titanium Co., Ltd.	220,900	1,323,859
# *	Toho Zinc Co., Ltd.	89,899	1,762,137
	Tohoku Steel Co., Ltd.	16,300	224,114
	Tokushu Tokai Paper Co., Ltd.	64,858	2,708,716
	Tokuyama Corp.	385,498	8,591,460
	Tokyo Printing Ink Manufacturing Co., Ltd.	10,200	190,990
*	Tokyo Rope Manufacturing Co., Ltd.	97,600	444,402
#	Tokyo Steel Manufacturing Co., Ltd.	609,400	3,878,072
	Tokyo Tekko Co., Ltd.	63,100	1,155,884
*	Tomoegawa Co., Ltd.	29,600	258,704
	Tomoku Co., Ltd.	70,600	1,113,723
*	Topy Industries, Ltd.	91,600	957,891
#	Toyo Gosei Co., Ltd.	31,100	3,053,850
	Toyo Ink SC Holdings Co., Ltd.	242,300	4,501,996
	Toyobo Co., Ltd.	531,900	7,091,528
#	TYK Corp.	148,500	461,275
	UACJ Corp.	211,841	3,355,785
	Ube Industries, Ltd.	229,000	3,931,457
	Valqua, Ltd.	105,599	1,770,466
	Vertex Corp.	45,998	714,534
#	Wavelock Holdings Co., Ltd.	30,900	208,952
	Wood One Co., Ltd.	45,600	497,670
	Yamato Kogyo Co., Ltd.	217,100	5,213,684
	Yodogawa Steel Works, Ltd.	144,500	2,712,491
	Yotai Refractories Co., Ltd.	118,000	880,678
	Yushiro Chemical Industry Co., Ltd.	67,000	828,264

TOTAL MATERIALS			315,574,783

REAL ESTATE — (2.0%)
	AD Works Group Co., Ltd.	194,879	285,401
	Airport Facilities Co., Ltd.	138,870	575,758
	Anabuki Kosan, Inc.	12,900	195,932
	Aoyama Zaisan Networks Co., Ltd.	43,700	691,196
	Apaman Co., Ltd.	71,700	372,299
	Arealink Co., Ltd.	29,600	263,913
#	B-Lot Co., Ltd.	40,000	278,474
	Cosmos Initia Co., Ltd.	94,400	376,796
	Daibiru Corp.	314,900	3,565,836
#	Dear Life Co., Ltd.	132,800	479,837
#	Goldcrest Co., Ltd.	103,270	1,319,521
#	Good Com Asset Co., Ltd.	20,600	262,821
	Grandy House Corp.	95,600	317,891
	Heiwa Real Estate Co., Ltd.	229,900	6,711,838
	Ichigo, Inc.	1,187,800	3,366,992
*	Japan Asset Marketing Co., Ltd.	1,296,000	1,386,644
#	Japan Corporate Housing Service, Inc.	11,700	117,916
#	Japan Property Management Center Co., Ltd.	83,400	1,076,456
	JSB Co., Ltd.	7,400	209,937
	Katitas Co., Ltd.	59,700	1,693,742
#	Keihanshin Building Co., Ltd.	224,000	4,062,616
	Kenedix, Inc.	1,442,000	7,472,555
*	Leopalace21 Corp.	154,900	242,683
*	Miyakoshi Holdings, Inc.	800	5,175
	Mugen Estate Co., Ltd.	64,200	290,499
	Nippon Commercial Development Co., Ltd.	82,300	1,332,138

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
REAL ESTATE — (Continued)
	Nisshin Group Holdings Co., Ltd.	210,700	$793,652
	Prospect Co., Ltd.	2,912,000	979,373
#	Raysum Co., Ltd.	97,800	887,392
	SAMTY Co., Ltd.	145,350	2,302,753
	Sankyo Frontier Co., Ltd.	23,100	863,899
#	Sansei Landic Co., Ltd.	29,100	201,547
	Shinoken Group Co., Ltd.	112,600	1,117,402
#	Star Mica Holdings Co., Ltd.	84,400	1,137,362
	Starts Corp., Inc.	228,600	5,317,228
	Sun Frontier Fudousan Co., Ltd.	204,700	1,645,424
#	Takara Leben Co., Ltd.	547,800	1,529,172
#	TOC Co., Ltd.	327,850	1,998,747
	Tokyo Rakutenchi Co., Ltd.	19,000	789,931
#	Tokyo Theatres Co., Inc.	47,099	550,919
	Tosei Corp.	202,900	2,033,195
	Urbanet Corp. Co., Ltd.	81,400	200,599
	Yoshicon Co., Ltd.	3,100	27,715

TOTAL REAL ESTATE			59,331,176

UTILITIES — (1.7%)
	EF-ON, Inc.	88,520	662,646
#	eRex Co., Ltd.	142,500	1,596,500
	Hiroshima Gas Co., Ltd.	322,200	1,111,445
	Hokkaido Electric Power Co., Inc.	1,093,200	4,237,188
	Hokkaido Gas Co., Ltd.	98,500	1,406,003
	Hokuriku Electric Power Co.	911,200	6,498,728
#	Hokuriku Gas Co., Ltd.	10,100	300,068
	K&O Energy Group, Inc.	100,400	1,382,691
	Nippon Gas Co., Ltd.	210,300	10,030,620
	Okinawa Electric Power Co., Inc. (The)	310,416	4,529,488
*	RENOVA, Inc.	147,600	2,354,029
#	Saibu Gas Co., Ltd.	227,500	5,470,190
	Shikoku Electric Power Co., Inc.	370,000	2,659,357
	Shizuoka Gas Co., Ltd.	341,400	3,002,308
#	Toell Co., Ltd.	57,500	421,887
	West Holdings Corp.	102,310	3,495,375

TOTAL UTILITIES			49,158,523

TOTAL COMMON STOCKS Cost ($ 2,621,667,169)			2,919,303,696

			Value†
SECURITIES LENDING COLLATERAL — (1.9%)
@ §	The DFA Short Term Investment Fund	4,999,517	57,849,414

TOTAL INVESTMENTS — (100.0%) (Cost $ 2,679,495,864)			$2,977,153,110

ST Special Tax
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	—	$86,241,533	—	$86,241,533
Consumer Discretionary	—	483,403,233	—	483,403,233
Consumer Staples	—	232,255,101	—	232,255,101
Energy	—	37,482,814	—	37,482,814
Financials	—	256,629,955	—	256,629,955
Health Care	—	130,212,827	—	130,212,827
Industrials	—	867,738,967	—	867,738,967
Information Technology	—	401,274,784	—	401,274,784
Materials	—	315,574,783	—	315,574,783
Real Estate	—	59,331,176	—	59,331,176
Utilities	—	49,158,523	—	49,158,523
Securities Lending Collateral	—	57,849,414	—	57,849,414

TOTAL	—	$2,977,153,110	—	$2,977,153,110

THE ASIA PACIFIC SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value»
COMMON STOCKS — (97.3%)
AUSTRALIA — (56.7%)
*	3P Learning, Ltd.	93,233	$81,067
	A2B Australia, Ltd.	267,268	194,205
	Accent Group, Ltd.	2,095,327	2,460,035
	Adairs, Ltd.	643,521	1,718,466
	Adbri, Ltd.	2,564,728	5,097,802
# *	Advance NanoTek, Ltd.	4,230	10,885
*	Ainsworth Game Technology, Ltd.	424,317	85,011
# *	Alkane Resources, Ltd.	2,214,509	1,926,922
	Alliance Aviation Services, Ltd.	149,763	346,295
	ALS, Ltd.	1,761,709	11,657,630
	Altium, Ltd.	165,829	4,352,542
# *	Altura Mining, Ltd.	1,171,741	57,653
	Alumina, Ltd.	3,917,222	3,956,648
#	AMA Group, Ltd.	2,283,100	1,173,138
# *	Amaysim Australia, Ltd.	1,851,450	873,095
	Ansell, Ltd.	524,737	14,838,028
	APN Property Group, Ltd.	59,773	22,981
	Appen, Ltd.	126,174	2,873,797
*	Arafura Resources, Ltd.	1,409,526	92,079
	ARB Corp., Ltd.	533,754	11,561,661
# *	Ardent Leisure Group, Ltd.	2,770,378	1,266,999
	Asaleo Care, Ltd.	1,167,762	777,774
	AUB Group, Ltd.	478,705	5,611,215
#	Aurelia Metals, Ltd.	3,920,282	1,287,249
	Austal, Ltd.	2,278,005	4,343,800
*	Australian Agricultural Co., Ltd.	3,439,805	2,695,142
#	Australian Ethical Investment, Ltd.	22,322	66,995
#	Australian Finance Group, Ltd.	1,604,223	2,263,880
	Australian Pharmaceutical Industries, Ltd.	2,800,624	2,160,866
# *	Australian Strategic Materials, Ltd.	442,903	983,395
	Australian Vintage, Ltd.	4,317,004	1,365,994
#	Auswide Bank, Ltd.	109,363	377,927
#	AVJennings, Ltd.	7,058,528	2,515,391
# *	AVZ Minerals, Ltd.	1,847,793	100,150
*	Axsesstoday, Ltd.	1,687	18
	Baby Bunting Group, Ltd.	364,553	1,047,876
#	Bank of Queensland, Ltd.	2,458,045	11,089,381
	Bapcor, Ltd.	2,252,217	12,138,948
	Base Resources, Ltd.	393,323	65,018
	Beach Energy, Ltd.	3,400,165	2,819,479
	Bega Cheese, Ltd.	1,535,076	5,400,367
	Bell Financial Group, Ltd.	122,493	108,918
#	Bendigo & Adelaide Bank, Ltd.	1,428,887	6,721,835
*	Berkeley Energia, Ltd.	27,600	7,448
#	Bingo Industries, Ltd.	1,091,685	1,889,741
*	Blackmores, Ltd.	97,147	4,798,145
	Boral, Ltd.	66,071	211,579
	Bravura Solutions, Ltd.	1,648,593	3,402,339
	Breville Group, Ltd.	821,653	15,223,025
#	Brickworks, Ltd.	501,379	6,095,213
	BWX, Ltd.	587,374	1,558,215
*	Byron Energy, Ltd.	89,192	10,026
#	Capitol Health, Ltd.	3,495,372	613,878
# *	Cardno, Ltd.	1,127,842	231,650
# *	Carnarvon Petroleum, Ltd.	3,381,086	546,453
	Carsales.com, Ltd.	1,200,481	17,538,761
# *	Cash Converters International, Ltd.	2,766,362	379,093

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
AUSTRALIA — (Continued)
# *	Catapult Group International, Ltd.	401,552	$473,717
	CDS Technologies, Ltd.	13,276	0
	Cedar Woods Properties, Ltd.	422,690	1,704,721
*	Central Petroleum, Ltd.	299,384	24,158
	Centrebet Litigation	81,336	0
	Centrebet Litigation Claim	81,336	0
#	Challenger, Ltd.	677,497	2,290,270
*	Champion Iron, Ltd.	307,500	728,064
#	Citadel Group, Ltd. (The)	129,670	516,919
*	City Chic Collective, Ltd.	187,917	349,469
	Class, Ltd.	386,717	606,733
*	Clean Seas Seafood, Ltd.	87,730	41,373
# *	Clean TeQ Holdings, Ltd.	86,928	16,538
	Cleanaway Waste Management, Ltd.	5,062,660	7,298,437
#	Clinuvel Pharmaceuticals, Ltd.	108,279	1,573,414
#	Clover Corp., Ltd.	365,203	454,113
	Codan, Ltd.	670,501	5,567,635
#	Collection House, Ltd.	2,084,920	596,308
	Collins Foods, Ltd.	745,683	5,061,265
# *	Cooper Energy, Ltd.	11,837,413	2,620,049
# *	Corporate Travel Management, Ltd.	650,080	6,671,344
#	Costa Group Holdings, Ltd.	2,640,354	6,606,335
#	Credit Corp. Group, Ltd.	495,925	6,386,666
	CSR, Ltd.	3,273,096	10,132,649
*	Cudeco, Ltd.	387,893	0
# *	Dacian Gold, Ltd.	687,075	172,283
	Data#3, Ltd.	962,073	4,222,361
*	Decmil Group, Ltd.	4,247,599	191,302
*	Deterra Royalties, Ltd.	1,655,501	4,573,153
	Dicker Data, Ltd.	231,853	1,569,091
	Domain Holdings Australia, Ltd.	1,576,647	4,373,259
	Downer EDI, Ltd.	2,594,034	8,020,528
	DWS, Ltd.	514,109	421,364
#	Eagers Automotive, Ltd.	775,292	5,929,680
# *	Eclipx Group, Ltd.	2,008,091	2,098,936
	Elanor Investor Group.	87,848	84,646
	Elders, Ltd.	1,232,076	9,714,962
# *	Electro Optic Systems Holdings, Ltd.	550,311	2,129,099
# *	Emeco Holdings, Ltd.	1,441,745	769,570
# *	EML Payments, Ltd.	1,126,753	2,388,372
	Enero Group, Ltd.	10,609	12,642
	EQT Holdings, Ltd.	97,241	1,708,859
	Estia Health, Ltd.	1,663,088	1,555,005
	Euroz, Ltd.	114,410	98,239
	EVENT Hospitality and Entertainment, Ltd.	546,035	3,165,426
*	FAR, Ltd.	12,771,552	98,748
	Finbar Group, Ltd.	203,868	100,958
	Fleetwood Corp., Ltd.	347,465	437,496
#	FlexiGroup, Ltd.	2,883,183	1,907,106
# *	Flight Centre Travel Group, Ltd.	460,923	3,648,281
#	Freedom Foods Group, Ltd.	362,595	575,365
#	G8 Education, Ltd.	5,316,356	4,235,134
# *	Galaxy Resources, Ltd.	2,506,955	2,460,015
*	Genex Power, Ltd.	175,146	20,923
	Genworth Mortgage Insurance Australia, Ltd.	1,475,089	1,769,832
*	Gold Road Resources, Ltd.	3,183,092	2,979,578
	GR Engineering Services, Ltd.	55,230	39,425
*	GrainCorp, Ltd., Class A	1,547,172	3,849,425
	Grange Resources, Ltd.	449,866	77,506

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
AUSTRALIA — (Continued)
*	Greenland Minerals, Ltd.	1,692,337	$334,839
	GTN, Ltd.	15,394	4,327
	GUD Holdings, Ltd.	798,050	7,118,891
#	GWA Group, Ltd.	1,782,472	3,303,389
	Hansen Technologies, Ltd.	1,293,047	3,592,719
	Healius, Ltd.	4,144,191	9,821,402
#	Helloworld Travel, Ltd.	51,370	61,928
*	Highfield Resources, Ltd.	160,730	63,297
*	Horizon Oil, Ltd.	714,889	26,157
#	HT&E, Ltd.	1,686,962	1,778,583
#	HUB24, Ltd.	270,391	4,368,930
	HUB24, Ltd.	10,788	174,179
*	IDM International, Ltd.	958	0
#	IDP Education, Ltd.	79,107	1,073,233
	IGO, Ltd.	3,070,006	9,595,397
	Iluka Resources, Ltd.	1,655,501	5,999,052
*	Image Resources NL	332,933	44,541
	Imdex, Ltd.	2,381,029	2,016,990
# *	ImpediMed, Ltd.	417,437	24,632
	Incitec Pivot, Ltd.	4,088,771	5,516,691
	Infomedia, Ltd.	2,776,535	3,029,275
	Inghams Group, Ltd.	2,191,759	4,410,218
*	Intega Group, Ltd.	1,127,842	221,902
	Integral Diagnostics, Ltd.	304,532	900,219
#	Integrated Research, Ltd.	611,969	1,511,279
#	InvoCare, Ltd.	1,056,358	7,504,285
# *	ioneer, Ltd.	330,187	40,700
	IOOF Holdings, Ltd.	3,815,495	7,835,598
	IPH, Ltd.	1,243,670	5,764,229
	IRESS, Ltd.	1,225,060	7,926,997
#	IVE Group, Ltd.	513,788	272,677
	Japara Healthcare, Ltd.	1,630,243	441,531
	JB Hi-Fi, Ltd.	237,242	7,927,553
	Johns Lyng Group, Ltd.	357,667	777,051
#	Jumbo Interactive, Ltd.	208,843	1,596,507
	Jupiter Mines, Ltd.	4,784,049	958,002
*	Karoon Energy, Ltd.	3,390,788	1,845,222
*	Kingsgate Consolidated, Ltd.	1,456,746	783,291
	Kogan.com, Ltd.	292,389	4,232,632
	Lednium Technology Pty, Ltd.	195,019	0
	Lifestyle Communities, Ltd.	132,875	950,434
	Link Administration Holdings, Ltd.	1,812,772	6,095,421
# *	Livetiles, Ltd.	344,818	60,031
#	Lovisa Holdings, Ltd.	122,612	648,571
# *	Lynas Corp., Ltd.	6,066,989	12,070,586
	MACA, Ltd.	1,272,720	737,109
	Macmahon Holdings, Ltd.	5,344,671	900,205
*	Mayne Pharma Group, Ltd.	10,001,898	2,108,314
	McMillan Shakespeare, Ltd.	490,350	3,225,613
#	McPherson’s, Ltd.	568,858	907,353
	McPherson’s, Ltd.	84,844	135,376
*	Medusa Mining, Ltd.	475,938	267,687
# *	Mesoblast, Ltd.	1,561,474	3,357,117
# *	Metals X, Ltd.	3,565,919	195,523
	Metcash, Ltd.	7,963,936	16,519,341
#	Michael Hill International, Ltd.	1,490,263	521,357
*	Millennium Minerals, Ltd.	1,065,474	0
*	Mincor Resources NL	60,512	40,459
	Mineral Resources, Ltd.	951,983	16,716,625

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
AUSTRALIA — (Continued)
*	MMA Offshore, Ltd.	4,351,275	$174,406
#	MNF Group, Ltd.	196,094	619,984
	Moelis Australia, Ltd.	72,907	204,778
#	Monadelphous Group, Ltd.	566,488	3,642,860
	Monash IVF Group, Ltd.	1,738,681	702,766
#	Money3 Corp., Ltd.	926,438	1,465,418
*	Morning Star Gold NL	332,749	0
#	Mortgage Choice, Ltd.	792,577	596,055
	Motorcycle Holdings, Ltd.	19,615	34,581
	Mount Gibson Iron, Ltd.	3,756,776	1,795,574
# *	Myanmar Metals, Ltd.	494,858	25,469
# *	Myer Holdings, Ltd.	3,707,181	601,643
	MyState, Ltd.	534,849	1,516,833
	Navigator Global Investments, Ltd.	889,524	964,398
# *	nearmap, Ltd.	1,403,889	2,271,852
#	Neometals, Ltd.	626,513	83,888
	Netwealth Group, Ltd.	365,621	4,440,675
#	New Energy Solar, Ltd.	201,504	114,707
#	New Hope Corp., Ltd.	2,234,532	1,680,490
*	NEXTDC, Ltd.	1,796,439	16,085,040
	nib holdings, Ltd.	3,098,293	9,066,675
#	Nick Scali, Ltd.	400,543	2,346,380
	Nine Entertainment Co. Holdings, Ltd.	9,297,395	13,590,846
	NRW Holdings, Ltd.	2,939,598	4,508,844
*	Nufarm, Ltd.	1,868,539	4,518,088
	OFX Group, Ltd.	1,813,799	1,592,033
# *	Oklo Resources, Ltd.	202,639	36,399
	OM Holdings, Ltd.	342,290	76,051
	Omni Bridgeway, Ltd.	2,382,146	5,794,822
#	oOh!media, Ltd.	3,082,993	2,840,701
	Ora Banda Mining, Ltd.	674,394	147,558
# *	Orocobre, Ltd.	166,529	300,261
	Orora, Ltd.	6,339,374	11,488,974
#	Over the Wire Holdings, Ltd.	16,080	49,900
	OZ Minerals, Ltd.	2,218,981	23,180,326
	Pacific Current Group, Ltd.	259,417	1,062,667
	Pacific Smiles Group, Ltd.	262,416	340,532
#	Pact Group Holdings, Ltd.	1,422,949	2,350,606
*	Paladin Energy, Ltd.	1,235,586	113,282
# *	Panoramic Resources, Ltd.	11,291,932	832,142
*	Pantoro, Ltd.	733,652	100,997
	Peet, Ltd.	928,220	697,794
	Pendal Group, Ltd.	1,950,282	8,872,828
	People Infrastructure, Ltd.	40,407	94,871
	Perenti Global, Ltd.	4,835,224	3,555,784
	Perpetual, Ltd.	405,248	7,755,989
*	Perseus Mining, Ltd.	9,066,296	7,841,297
#	Platinum Asset Management, Ltd.	2,013,396	4,318,563
*	Poseidon Nickel, Ltd.	643,832	30,740
	PPK Group, Ltd.	5,495	21,608
# *	Praemium, Ltd.	1,152,591	527,922
	Premier Investments, Ltd.	622,552	9,337,094
#	Pro Medicus, Ltd.	300,101	6,850,070
	Propel Funeral Partners, Ltd.	51,366	101,562
	PSC Insurance Group, Ltd.	91,885	187,156
	PWR Holdings, Ltd.	191,935	612,508
	Qube Holdings, Ltd.	1,167,803	2,173,692
*	Quickstep Holdings, Ltd.	134,452	6,805
	Ramelius Resources, Ltd.	4,758,357	6,496,371

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
AUSTRALIA — (Continued)
	Reckon, Ltd.	391,834	$213,361
*	Red 5, Ltd.	5,773,882	1,122,380
	Redcape Hotel Group	111,772	73,482
#	Regis Healthcare, Ltd.	871,632	631,952
	Regis Resources, Ltd.	3,239,807	9,509,237
# *	Reject Shop, Ltd. (The)	109,654	479,222
	Reliance Worldwide Corp., Ltd.	4,342,033	12,534,300
#	Resimac Group, Ltd.	12,006	11,750
# *	Resolute Mining, Ltd.	9,170,450	5,208,354
*	Retail Food Group, Ltd.	2,504,088	140,838
#	Rhipe, Ltd.	298,914	431,490
	Ridley Corp., Ltd.	1,862,695	1,041,368
*	RPMGlobal Holdings, Ltd.	192,851	146,380
*	Salmat, Ltd.	667,137	0
	Sandfire Resources, Ltd.	1,249,475	3,888,208
*	Saracen Mineral Holdings, Ltd.	5,077,306	20,291,051
	SeaLink Travel Group, Ltd.	456,986	1,876,321
	Select Harvests, Ltd.	873,957	3,761,502
*	Senex Energy, Ltd.	9,572,408	1,985,868
#	Servcorp, Ltd.	342,954	597,248
#	Service Stream, Ltd.	2,572,185	3,627,532
# *	Seven West Media, Ltd.	5,152,887	597,016
	SG Fleet Group, Ltd.	393,656	467,190
*	Sigma Healthcare, Ltd.	6,192,917	2,311,135
*	Silver Lake Resources, Ltd.	6,142,732	9,198,884
*	Silver Mines, Ltd.	318,112	43,994
	Sims, Ltd.	1,162,937	7,820,661
#	SmartGroup Corp., Ltd.	674,100	2,579,503
*	SomnoMed, Ltd.	25,160	32,000
*	Southern Cross Media Group, Ltd.	13,206,930	1,622,305
	Spark Infrastructure Group	11,558,934	16,130,112
# *	SpeedCast International, Ltd.	1,707,915	355,706
#	SRG Global, Ltd.	330,321	70,792
	St Barbara, Ltd.	5,221,239	9,818,297
	Stanmore Coal, Ltd.	46,807	23,228
	Star Entertainment Grp, Ltd. (The)	3,693,648	8,511,988
	Steadfast Group, Ltd.	5,683,479	14,249,839
# *	Strike Energy, Ltd.	2,846,114	500,352
	Sunland Group, Ltd.	1,211,896	1,719,510
	Super Retail Group, Ltd.	1,139,326	8,966,593
*	Superloop, Ltd.	705,203	457,001
# *	Syrah Resources, Ltd.	2,327,569	747,465
#	Tassal Group, Ltd.	1,531,815	3,813,634
	Technology One, Ltd.	1,748,272	11,036,395
*	Temple & Webster Group, Ltd.	92,290	677,688
*	Tiger Resources, Ltd.	9,447,997	4,981
*	Tribune Resources, Ltd.	14,725	73,883
# *	Troy Resources, Ltd.	764,541	67,550
# *	United Malt Grp, Ltd.	1,771,214	5,020,898
#	Village Roadshow, Ltd.	942,069	1,477,611
	Virgin Australia Holdings, Ltd.	7,648,897	0
*	Virgin Australia Holdings, Ltd.	11,131,924	0
	Virtus Health, Ltd.	553,707	1,747,050
	Vita Group, Ltd.	503,915	351,957
Ω	Viva Energy Group, Ltd.	3,244,514	3,838,123
*	Vmoto, Ltd.	267,457	93,349
*	Vocus Group, Ltd.	4,091,642	9,909,009
# *	Wagners Holding Co., Ltd.	122,838	114,884
#	Webjet, Ltd.	2,056,935	5,039,337

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
AUSTRALIA — (Continued)
#	Western Areas, Ltd.	1,970,942	$2,662,821
# *	Westgold Resources, Ltd.	2,414,524	4,393,008
#	Whitehaven Coal, Ltd.	4,887,743	3,658,181
	WPP AUNZ, Ltd.	1,788,160	528,557

TOTAL AUSTRALIA			883,714,822

HONG KONG — (22.5%)
*	Aceso Life Science Group., Ltd.	18,044,400	733,365
	Aeon Credit Service Asia Co., Ltd.	986,000	631,445
	Allied Group, Ltd.	13,104,000	4,786,084
	Allied Properties HK, Ltd.	12,947,857	3,189,991
	APAC Resources, Ltd.	3,766,513	476,396
*	Apollo Future Mobility Group, Ltd.	8,436,000	468,068
# *	Applied Development Holdings, Ltd.	13,430,000	371,486
*	Arts Optical International Hldgs, Ltd.	614,000	61,669
	Asia Financial Holdings, Ltd.	2,404,908	1,128,897
*	Asia Standard Hotel Group, Ltd.	15,581,654	392,304
*	Asia Standard International Group, Ltd.	13,222,917	1,367,353
	Asiasec Properties, Ltd.	1,737,000	252,585
	ASM Pacific Technology, Ltd.	414,400	4,178,938
	Associated International Hotels, Ltd.	952,000	1,640,379
	Automated Systems Holdings, Ltd.	340,400	54,783
	Bel Global Resources Holdings, Ltd.	2,576,000	0
*	Best Food Holding Co., Ltd.	996,000	55,652
	Best Mart 360 Holdings, Ltd.	692,000	162,272
Ω	BOC Aviation, Ltd.	290,900	1,801,295
	BOCOM International Holdings Co., Ltd.	817,000	113,061
	BOE Varitronix, Ltd.	3,807,293	1,309,573
	Bright Smart Securities & Commodities Group, Ltd.	5,788,000	1,439,755
*	Brightoil Petroleum Holdings, Ltd.	9,034,000	327,799
	Build King Holdings, Ltd.	440,000	45,579
*	Burwill Holdings, Ltd.	37,300,960	63,993
	Cafe de Coral Holdings, Ltd.	3,090,000	6,387,042
# *	Camsing International Holding, Ltd.	3,238,000	90,844
*	Cathay Pacific Airways, Ltd.	189,000	128,426
	Century City International Holdings, Ltd.	7,111,460	372,671
	CGN Mining Co., Ltd.	5,195,000	187,440
	Chen Hsong Holdings.	1,296,000	336,692
	Cheuk Nang Holdings, Ltd.	753,768	282,166
	Chevalier International Holdings, Ltd.	820,989	998,900
*	China Baoli Technologies Holdings, Ltd.	1,147,500	2,620
*	China Best Group Holding, Ltd.	849,999	45,433
*	China Boton Group Co., Ltd.	385,028	87,553
*	China Display Optoelectronics Technology Holdings, Ltd.	6,384,000	321,450
*	China Energy Development Holdings, Ltd.	59,474,000	960,966
	China Motor Bus Co., Ltd.	67,800	900,225
*	China Solar Energy Holdings, Ltd.	1,669,500	7,268
*	China Star Entertainment, Ltd.	11,360,000	2,295,001
*	China Strategic Holdings, Ltd.	80,821,250	767,930
*	China Tonghai International Financial, Ltd.	1,300,000	33,776
	Chinese Estates Holdings, Ltd.	3,321,000	1,674,371
*	Chinlink International Holdings, Ltd.	944,800	10,938
	Chinney Investments, Ltd.	1,180,000	240,519
	Chong Hing Bank, Ltd.	234,000	276,252
	Chow Sang Sang Holdings International, Ltd.	2,417,000	2,644,012
*	Chuang’s China Investments, Ltd.	8,811,407	449,614
	Chuang’s Consortium International, Ltd.	7,519,043	874,334
	CITIC Telecom International Holdings, Ltd.	13,794,125	4,381,811
#	CK Life Sciences Intl Holdings, Inc.	18,634,000	1,977,002

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
HONG KONG — (Continued)
	CMBC Capital Holdings, Ltd.	13,980,000	$228,060
	CNQC International Holdings, Ltd.	4,312,500	354,165
	CNT Group, Ltd.	7,979,264	375,122
	Convenience Retail Asia, Ltd.	1,026,000	575,538
# *	Convoy Global Holdings, Ltd.	38,622,000	155,933
	Cowell e Holdings, Inc.	4,444,000	1,956,960
	Cross-Harbour Holdings, Ltd. (The)	1,596,645	2,843,676
	CSI Properties, Ltd.	47,866,383	1,385,875
	Dah Sing Banking Group, Ltd.	3,977,516	3,422,329
	Dah Sing Financial Holdings, Ltd.	1,509,744	3,760,545
	Dickson Concepts International, Ltd.	1,620,500	682,920
*	Digital Domain Holdings, Ltd.	2,310,000	13,747
	Dynamic Holdings, Ltd.	78,000	146,555
	Eagle Nice International Holdings, Ltd.	2,194,000	1,062,745
	EcoGreen International Group, Ltd.	1,994,640	326,922
*	eForce Holdings, Ltd.	8,784,000	76,819
*	Emperor Capital Group, Ltd.	32,205,000	517,386
	Emperor Entertainment Hotel, Ltd.	4,840,000	638,472
#	Emperor International Holdings, Ltd.	10,584,753	1,491,738
*	Emperor Watch & Jewellery, Ltd.	34,460,000	406,163
*	Energy International Investments Holdings, Ltd.	1,960,000	15,665
*	ENM Holdings, Ltd.	16,260,000	1,345,556
*	Esprit Holdings, Ltd.	15,275,850	1,582,013
*	Eternity Investment, Ltd.	820,000	17,764
	Ezcom Holdings, Ltd.	72,576	0
#	Fairwood Holdings, Ltd.	826,100	1,856,021
	Far East Consortium International, Ltd.	11,349,130	3,356,614
# *	FIH Mobile, Ltd.	31,247,000	3,434,252
	First Pacific Co., Ltd.	15,728,000	4,886,179
*	First Shanghai Investments, Ltd.	5,568,000	209,062
	Fountain SET Holdings, Ltd.	6,594,000	768,731
	Four Seas Mercantile Holdings, Ltd.	610,000	198,731
*	Freeman Fintech Corp, Ltd.	13,680,000	59,643
	GDH Guangnan Holdings., Ltd.	2,083,600	175,024
*	Genting Hong Kong, Ltd.	483,000	15,586
	Get Nice Financial Group, Ltd.	2,438,600	204,584
	Get Nice Holdings, Ltd.	59,028,000	1,280,936
	Giordano International, Ltd.	11,198,000	1,782,106
	Glorious Sun Enterprises, Ltd.	3,932,000	406,121
	Gold Peak Industries Holdings, Ltd.	3,029,642	246,583
	Golden Resources Development International, Ltd.	4,082,500	306,071
# *	Gold-Finance Holdings, Ltd.	9,580,000	16,682
*	Good Resources Holdings, Ltd.	6,860,000	75,214
*	Goodbaby International Holdings, Ltd.	6,342,000	807,378
	Great Eagle Holdings, Ltd.	1,068,349	2,582,192
*	Great Harvest Maeta Group Holdings, Ltd.	637,500	97,842
*	Greater Bay Area Investments Group Holdings, Ltd.	18,640,000	24,044
*	Greentech Technology International, Ltd.	8,860,000	97,549
*	G-Resources Group, Ltd.	237,516,600	1,104,724
	Guoco Group, Ltd.	2,000	24,545
	Guotai Junan International Holdings, Ltd.	31,755,797	4,072,099
	Haitong International Securities Group, Ltd.	21,115,400	4,812,465
	Hang Lung Group, Ltd.	2,431,000	5,396,358
	Hanison Construction Holdings, Ltd.	2,713,649	333,139
	Harbour Centre Development, Ltd.	935,500	848,174
*	HJ Capital International Holdings Co., Ltd.	3,940,000	101,374
	HKBN, Ltd.	3,823,000	6,622,604
	HKR International, Ltd.	7,149,369	2,716,988
	Hon Kwok Land Investment Co., Ltd.	388,800	125,293

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
HONG KONG — (Continued)
	Hong Kong Ferry Holdings Co., Ltd.	1,007,300	$774,643
*	Hong Kong Finance Investment Holding Group, Ltd.	6,208,000	73,671
	Hongkong & Shanghai Hotels, Ltd. (The)	3,648,489	2,645,019
	Hongkong Chinese, Ltd.	5,038,000	429,913
Ω	Honma Golf, Ltd.	1,060,000	468,931
	Hop Hing Group Holdings, Ltd.	5,484,000	38,879
	Hsin Chong Group Holdings, Ltd.	10,243,403	86,677
	Hung Hing Printing Group, Ltd.	3,040,000	390,225
	Hutchison Telecommunications Hong Kong Holdings, Ltd.	13,164,000	1,972,606
*	Hypebeast, Ltd.	1,632,500	156,603
	Hysan Development Co., Ltd.	2,123,000	6,768,315
# *	I-CABLE Communications, Ltd.	4,080,000	30,567
#	IGG, Inc.	9,421,000	10,198,134
*	Imagi International Holdings, Ltd.	2,220,984	234,858
	International Housewares Retail Co., Ltd.	2,042,000	538,786
	IPE Group, Ltd.	3,345,000	302,592
*	IRC, Ltd.	37,862,266	396,590
*	IT, Ltd.	5,060,532	700,332
#	ITC Properties Group, Ltd.	6,505,292	706,320
	Jacobson Pharma Corp., Ltd.	3,616,000	532,993
	Johnson Electric Holdings, Ltd.	2,863,992	5,925,897
	K Wah International Holdings, Ltd.	1,543,000	732,237
*	Kader Holdings Co., Ltd.	578,000	33,818
	Kam Hing International Holdings, Ltd.	1,586,000	78,030
	Karrie International Holdings, Ltd.	2,440,000	328,237
	Keck Seng Investments	912,600	335,719
	Kerry Logistics Network, Ltd.	4,063,500	8,486,558
#	Kerry Properties, Ltd.	1,896,000	4,651,889
	Kingmaker Footwear Holdings, Ltd.	1,878,955	174,668
	Kowloon Development Co., Ltd.	3,133,000	3,060,766
*	Kwoon Chung Bus Holdings, Ltd.	44,000	12,251
	Lai Sun Development Co., Ltd.	1,976,896	1,713,670
	Lai Sun Garment International, Ltd.	665,530	570,382
	Lam Soon Hong Kong, Ltd.	325,310	512,787
*	Landing International Development, Ltd.	6,932,800	193,841
	Landsea Green Properties Co., Ltd.	3,016,000	257,234
	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	3,798,750	471,426
*	Lerthai Group, Ltd.	40,000	2,794
# *	Leyou Technologies Holdings, Ltd.	3,640,000	1,538,421
*	Lifestyle International Holdings, Ltd.	3,713,000	2,916,258
	Lippo China Resources, Ltd.	17,982,000	304,150
	Lippo, Ltd.	1,161,700	309,158
	Liu Chong Hing Investment, Ltd.	1,511,200	1,214,806
	L’Occitane International SA	2,278,500	4,171,354
	Luk Fook Holdings International, Ltd.	3,704,000	9,056,888
	Luks Group Vietnam Holdings Co., Ltd.	514,913	81,612
	Lung Kee Bermuda Holdings.	1,521,875	475,193
# *	Macau Legend Development, Ltd.	19,397,000	2,630,696
	Magnificent Hotel Investment, Ltd.	13,170,000	153,120
	Man Wah Holdings, Ltd.	12,205,200	17,034,026
*	Mason Group Holdings, Ltd.	111,713,399	391,505
	Master Glory Group, Ltd.	972,981	6,125
	Matrix Holdings, Ltd.	1,067,414	398,662
	MECOM Power and Construction, Ltd.	1,106,000	297,241
	Melbourne Enterprises, Ltd.	39,500	853,357
	Melco International Development, Ltd.	2,383,000	3,868,184
	MGM China Holdings, Ltd.	150,800	199,006
*	Midland Holdings, Ltd.	3,363,987	338,657

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
HONG KONG — (Continued)
	Ming Fai International Holdings, Ltd.	1,728,000	$156,899
	Miramar Hotel & Investment	1,144,000	1,865,973
	Modern Dental Group, Ltd.	2,865,000	485,449
	NagaCorp., Ltd.	148,000	153,083
#	Nameson Holdings, Ltd.	7,744,000	488,318
	Nanyang Holdings, Ltd.	133,500	692,220
	National Electronics Hldgs	2,668,600	351,176
*	National United Resources Holdings, Ltd.	18,280,000	62,721
*	Neo-Neon Holdings, Ltd.	2,315,500	176,837
# *	NewOcean Energy Holdings, Ltd.	8,956,000	798,573
	Nissin Foods Co., Ltd.	676,000	635,088
	NWS Holdings, Ltd.	4,007,000	3,517,311
*	OP Financial, Ltd.	8,104,000	871,570
#	Oriental Watch Holdings	3,590,800	1,123,836
# *	Oshidori International Holdings, Ltd.	20,024,400	1,810,216
	Pacific Andes International Holdings, Ltd.	19,435,067	68,690
	Pacific Basin Shipping, Ltd.	33,697,000	4,922,379
*	Pacific Century Premium Developments, Ltd.	354,240	37,498
	Pacific Textiles Holdings, Ltd.	8,088,000	4,615,075
	Pak Fah Yeow International, Ltd.	5,000	1,161
	Paliburg Holdings, Ltd.	3,180,830	812,687
*	Paradise Entertainment, Ltd.	3,672,000	439,483
*	PC Partner Group, Ltd.	1,980,000	438,594
	PCCW, Ltd.	3,884,545	2,337,081
# *	Peace Mark Holdings, Ltd.	2,479,870	0
*	Pegasus International Holdings, Ltd.	100,000	9,539
	Pentamaster International, Ltd.	468,000	115,627
	Perfect Shape Medical, Ltd.	3,452,000	1,241,418
	Pico Far East Holdings, Ltd.	5,214,000	755,124
*	Planetree International Development, Ltd.	76,000	10,211
	Playmates Holdings, Ltd.	7,082,000	805,536
	Plover Bay Technologies, Ltd.	2,032,000	212,680
	Pokfulam Development Co., Ltd.	224,000	335,383
	Polytec Asset Holdings, Ltd.	21,978,136	1,846,098
*	PT International Development Co., Ltd.	8,345,150	274,082
	Public Financial Holdings, Ltd.	3,058,000	711,871
	PYI Corp., Ltd.	4,005,194	154,990
	PYXIS Group, Ltd.	1,936,000	0
*	Rare Earth Magnesium Technology Group Holdings, Ltd.	5,140,000	49,723
	Regal Hotels International Holdings, Ltd.	2,953,800	1,175,279
Ω	Regina Miracle International Holdings, Ltd.	1,983,000	614,868
*	Renco Holdings Group, Ltd.	103,000	4,660
# *	Sa Sa International Holdings, Ltd.	8,512,747	1,222,194
	Safety Godown Co., Ltd.	1,200,000	561,883
* Ω	Samsonite International SA	5,277,300	5,383,634
	SAS Dragon Holdings, Ltd.	2,182,000	718,590
	SEA Holdings, Ltd.	1,711,523	1,723,356
*	Shangri-La Asia, Ltd.	2,428,000	1,910,430
	Shenwan Hongyuan HK, Ltd.	4,421,250	491,085
	Shun Ho Property Investments, Ltd.	1,254,757	234,224
	Shun Tak Holdings, Ltd.	11,755,419	3,450,313
*	Sincere Watch Hong Kong, Ltd.	4,450,000	48,687
	Sing Pao Media Enterprises	250,511	0
*	Sing Tao News Corp., Ltd.	1,974,000	258,179
#	Singamas Container Holdings, Ltd.	11,898,000	506,796
	SITC International Holdings Co., Ltd.	6,142,000	9,487,271
	Sitoy Group Holdings, Ltd.	97,000	4,661
	SmarTone Telecommunications Holdings, Ltd.	3,116,481	1,681,537
*	SOCAM Development, Ltd.	1,307,596	206,266

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
HONG KONG — (Continued)
*	Solomon Systech International, Ltd.	10,960,000	$258,522
	Soundwill Holdings, Ltd.	600,500	536,916
*	South China Holdings Co., Ltd.	17,774,502	263,386
	Stella International Holdings, Ltd.	2,604,500	2,668,957
*	Success Universe Group, Ltd.	6,716,000	107,597
# *	Summit Ascent Holdings, Ltd.	7,556,000	867,480
	Sun Hung Kai & Co., Ltd.	5,271,429	2,050,876
	SUNeVision Holdings, Ltd.	2,402,000	2,108,134
#	TAI Cheung Holdings, Ltd.	2,327,000	1,367,759
	Tai Sang Land Development, Ltd.	798,910	400,994
*	Talent Property Group, Ltd.	4,305,000	13,327
#	Tan Chong International, Ltd.	1,176,000	315,399
#	Tao Heung Holdings, Ltd.	1,396,000	149,609
	Television Broadcasts, Ltd.	2,734,700	2,197,124
*	Termbray Industries International Holdings, Ltd.	1,314,900	48,170
	Texwinca Holdings, Ltd.	6,106,000	926,704
*	Theme International Holdings, Ltd.	5,990,000	83,759
	Tian Teck Land, Ltd.	1,024,000	679,314
	TK Group Holdings, Ltd.	1,482,000	440,157
# *	TOM Group, Ltd.	1,224,000	172,132
# *	Town Health International Medical Group, Ltd.	5,606,115	93,285
	Tradelink Electronic Commerce, Ltd.	6,206,000	721,026
	Transport International Holdings, Ltd.	1,590,602	2,828,522
	Union Medical Healthcare, Ltd.	1,377,097	784,688
	United Laboratories International Holdings, Ltd. (The)	6,644,000	5,713,055
*	Universal Technologies Holdings, Ltd.	1,730,000	31,315
	Untrade CW Group Holdings.	1,361,500	7,604
*	Up Energy Development Group, Ltd.	3,929,000	12,265
	Value Partners Group, Ltd.	5,237,000	2,294,662
	Vanke Overseas Investment Holding Co., Ltd.	16,000	5,207
	Vedan International Holdings, Ltd.	3,576,000	332,072
#	Vitasoy International Holdings, Ltd.	2,143,000	8,668,231
Ω	VPower Group International Holdings, Ltd.	1,159,000	415,978
	VSTECS Holdings, Ltd.	6,665,600	4,177,924
	VTech Holdings, Ltd.	1,438,200	9,542,489
	Wai Kee Holdings, Ltd.	7,038,738	3,368,436
	Wang On Group, Ltd.	40,100,000	263,975
*	Win Hanverky Holdings, Ltd.	316,000	15,703
	Wing On Co. International, Ltd.	759,000	1,672,104
	Wing Tai Properties, Ltd.	2,187,331	988,024
	Wonderful Sky Financial Group Holdings, Ltd.	992,000	83,777
	Xinyi Glass Holdings, Ltd.	26,000	57,097
	YGM Trading, Ltd.	348,000	89,789
	YT Realty Group, Ltd.	3,450,008	1,017,927
	Yue Yuen Industrial Holdings, Ltd.	2,064,000	3,361,872
# *	Yunfeng Financial Group, Ltd.	280,000	135,010
	Zensun Enterprises, Ltd.	2,280,000	128,105
# *	Zhaobangji Properties Holdings, Ltd.	856,000	120,516

TOTAL HONG KONG			351,097,918

NEW ZEALAND — (7.1%)
# *	Abano Healthcare Group, Ltd.	68,521	195,504
*	AFT Pharmaceuticals, Ltd.	3,642	12,032
*	Air New Zealand, Ltd.	218,896	205,286
#	Arvida Group, Ltd.	794,134	917,994
	Briscoe Group, Ltd.	23,247	63,064
*	CBL Corp., Ltd.	47,180	0
	Chorus, Ltd.	3,152,349	17,529,495
	Colonial Motor Co., Ltd. (The)	144,588	770,040

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
NEW ZEALAND — (Continued)
# *	Comvita, Ltd.	44,950	$98,053
	Delegat Group, Ltd.	1,200	11,777
# *	Eroad, Ltd.	24,092	65,395
*	Fletcher Building, Ltd.	539,524	1,461,098
	Freightways, Ltd.	984,862	5,465,537
#	Genesis Energy, Ltd.	1,942,554	3,981,301
#	Gentrack Group, Ltd.	71,302	57,093
	Hallenstein Glasson Holdings, Ltd.	326,057	1,320,920
	Heartland Group Holdings, Ltd.	2,009,671	1,779,993
	Infratil, Ltd.	3,949,779	14,144,121
	Investore Property, Ltd.	551,549	812,922
*	Kathmandu Holdings, Ltd.	2,598,560	2,002,949
	Mainfreight, Ltd.	289,611	10,326,649
*	Metlifecare, Ltd.	1,045,171	4,146,402
	Millennium & Copthorne Hotels New Zealand, Ltd.	386,829	454,873
#	NEW Zealand King Salmon Investments, Ltd.	63,420	70,007
*	New Zealand Refining Co., Ltd. (The)	965,490	357,892
# *	NZME, Ltd.	945,851	373,145
	NZX, Ltd.	1,445,482	1,642,944
#	Oceania Healthcare, Ltd.	636,990	567,622
*	Pacific Edge, Ltd.	685,669	326,063
	PGG Wrightson, Ltd.	120,785	235,721
*	Plexure Group, Ltd.	11,811	11,890
#	Port of Tauranga, Ltd.	188,429	901,726
*	Pushpay Holdings, Ltd.	815,501	4,905,424
*	Restaurant Brands New Zealand, Ltd.	171,783	1,347,648
*	Richina Pacific, Ltd.	274,180	0
	Sanford, Ltd.	394,135	1,446,290
#	Scales Corp., Ltd.	462,215	1,548,665
	Scott Technology, Ltd.	47,518	58,201
# *	Serko, Ltd.	74,521	242,191
#	Skellerup Holdings, Ltd.	806,301	1,641,555
*	SKY Network Television, Ltd.	2,821,003	277,582
	SKYCITY Entertainment Group, Ltd.	5,101,527	9,439,519
	Steel & Tube Holdings, Ltd.	575,667	231,840
	Summerset Group Holdings, Ltd.	1,378,955	9,475,546
*	Synlait Milk, Ltd.	375,719	1,322,764
# *	Tourism Holdings, Ltd.	712,961	1,054,793
*	TOWER, Ltd.	2,581,956	972,517
#	Trustpower, Ltd.	252,846	1,183,123
	Turners Automotive Group, Ltd.	66,610	115,841
	Vector, Ltd.	167,421	464,798
*	Vista Group International, Ltd.	458,004	455,727
	Warehouse Group, Ltd. (The)	360,516	569,076
	Z Energy, Ltd.	1,809,064	3,380,701

TOTAL NEW ZEALAND			110,443,309

SINGAPORE — (11.0%)
*	Abterra, Ltd.	230,320	1,231
	Accordia Golf Trust	5,267,200	55,269
	AEM Holdings, Ltd.	798,900	1,977,505
#	Amara Holdings, Ltd.	974,800	246,073
	Ascendas India Trust	5,731,200	5,459,709
#	Avarga, Ltd.	2,722,000	470,359
# *	Banyan Tree Holdings, Ltd.	783,400	137,679
#	Best World International, Ltd.	2,911,550	538,848
# *	Bonvests Holdings, Ltd.	950,000	586,846
	Boustead Singapore, Ltd.	2,320,982	1,190,570
	Bukit Sembawang Estates, Ltd.	1,243,903	3,249,988

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
SINGAPORE — (Continued)
	Bund Center Investment, Ltd.	659,825	$253,127
#	Centurion Corp., Ltd.	1,405,100	328,927
	China Aviation Oil Singapore Corp., Ltd.	2,708,399	1,824,100
	China Sunsine Chemical Holdings, Ltd.	3,917,000	1,133,035
#	Chip Eng Seng Corp., Ltd.	3,894,900	1,227,035
	Chuan Hup Holdings, Ltd.	3,937,600	603,691
	Civmec, Ltd.	162,700	47,381
	ComfortDelGro Corp., Ltd.	8,950,800	8,852,888
# *	COSCO Shipping International Singapore Co., Ltd.	7,304,400	979,654
# *	Creative Technology, Ltd.	334,500	583,167
#	CSE Global, Ltd.	2,713,000	867,942
#	Del Monte Pacific, Ltd.	2,126,164	194,719
#	Delfi, Ltd.	885,400	415,228
*	DMX Technologies Group, Ltd.	2,096,000	0
# *	Ezion Holdings, Ltd.	9,845,878	58,385
# *	Ezra Holdings, Ltd.	8,747,986	13,193
	Far East Orchard, Ltd.	1,249,303	896,424
	First Resources, Ltd.	5,615,400	4,981,359
#	First Sponsor Group, Ltd.	484,728	457,502
#	Food Empire Holdings, Ltd.	1,473,700	626,779
#	Fragrance Group, Ltd.	6,077,000	503,831
#	Fraser and Neave, Ltd.	199,600	169,686
	Frasers Property, Ltd.	20,700	16,516
#	Frencken Group, Ltd.	2,124,300	1,471,590
	Fu Yu Corp., Ltd.	3,824,600	644,124
*	Gallant Venture, Ltd.	5,262,600	481,846
*	Geo Energy Resources, Ltd.	3,837,000	286,499
#	GK Goh Holdings, Ltd.	1,484,065	801,280
#	GL, Ltd.	3,605,600	1,294,627
	Golden Agri-Resources, Ltd.	38,086,600	3,937,367
*	Golden Energy & Resources, Ltd.	603,700	66,996
	GP Industries, Ltd.	2,201,909	840,154
	GuocoLand, Ltd.	1,932,314	2,068,288
# *	Halcyon Agri Corp., Ltd.	1,760,948	316,126
	Hanwell Holdings, Ltd.	1,765,919	369,423
	Haw Par Corp., Ltd.	368,400	2,529,596
#	Hiap Hoe, Ltd.	498,000	224,374
	Hi-P International, Ltd.	1,001,600	886,447
	Ho Bee Land, Ltd.	1,656,200	2,823,323
	Hong Fok Corp., Ltd.	3,566,294	1,671,047
	Hong Fok Land, Ltd.	1,210,000	0
	Hong Leong Asia, Ltd.	2,025,000	698,657
	Hong Leong Finance, Ltd.	1,002,000	1,651,064
	Hotel Grand Central, Ltd.	1,660,083	1,125,365
	Hour Glass, Ltd. (The)	1,879,432	963,526
	HRnetgroup, Ltd.	79,500	27,365
	Hutchison Port Holdings Trust	25,256,400	3,665,108
	Hwa Hong Corp., Ltd.	2,123,500	434,550
# *	Hyflux, Ltd.	3,707,700	48,663
#	iFAST Corp., Ltd.	956,000	2,582,998
*	Indofood Agri Resources, Ltd.	3,097,300	645,511
#	ISDN Holdings, Ltd.	374,200	101,791
#	Japfa, Ltd.	3,244,210	1,532,601
#	Jurong Technologies Industrial Corp., Ltd.	2,227,680	0
# *	k1 Ventures, Ltd.	1,005,220	0
	Keppel Infrastructure Trust	19,465,946	7,779,339
	Koufu Group, Ltd.	85,000	40,764
#	KSH Holdings, Ltd.	1,278,300	289,783
	Lian Beng Group, Ltd.	2,957,600	853,658

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
SINGAPORE — (Continued)
#	Low Keng Huat Singapore, Ltd.	949,800	$272,490
	Lum Chang Holdings, Ltd.	1,102,130	278,396
*	Mandarin Oriental International, Ltd.	1,497,700	2,738,516
	Metro Holdings, Ltd.	3,069,792	1,529,761
	Mewah International, Inc.	89,000	15,936
	Micro-Mechanics Holdings, Ltd.	49,800	97,154
# *	Midas Holdings, Ltd.	8,905,453	234,706
# *	mm2 Asia, Ltd.	3,521,000	446,786
	NetLink NBN Trust	4,022,100	2,830,726
#	NSL, Ltd.	409,900	201,321
*	Oceanus Group, Ltd.	3,260,600	16,683
	OUE, Ltd.	2,207,800	1,810,170
#	Oxley Holdings, Ltd.	7,491,097	1,152,558
#	Pan-United Corp., Ltd.	2,435,750	481,941
#	Penguin International, Ltd.	1,129,132	339,686
#	Q&M Dental Group Singapore, Ltd.	2,102,100	707,977
#	QAF, Ltd.	1,665,280	1,061,758
*	Raffles Education Corp., Ltd.	3,856,223	366,301
	Raffles Medical Group, Ltd.	7,832,632	4,418,695
#	Riverstone Holdings, Ltd.	1,431,300	3,987,438
#	Roxy-Pacific Holdings, Ltd.	505,740	127,669
	SATS, Ltd.	1,325,000	2,889,604
#	SBS Transit, Ltd.	855,500	1,785,755
	Sembcorp Industries, Ltd.	7,106,600	8,225,582
*	Sembcorp Marine, Ltd.	44,540,812	3,916,278
	Sheng Siong Group, Ltd.	5,499,100	6,721,322
	SHS Holdings, Ltd.	2,175,300	257,892
#	SIA Engineering Co., Ltd.	2,031,100	2,424,477
#	SIIC Environment Holdings, Ltd.	5,890,920	780,446
#	Sinarmas Land, Ltd.	7,118,700	863,984
	Sing Holdings, Ltd.	1,579,500	422,435
	Sing Investments & Finance, Ltd.	350,675	303,389
	Singapore Post, Ltd.	12,106,600	5,902,689
#	Singapore Press Holdings, Ltd.	7,633,400	5,529,673
	Singapore Reinsurance Corp., Ltd.	1,514,530	313,480
	Singapore Shipping Corp., Ltd.	1,640,700	280,396
#	Stamford Land Corp., Ltd.	3,297,700	713,276
#	StarHub, Ltd.	5,997,300	5,136,744
	Straco Corp., Ltd.	130,000	47,051
	Straits Trading Co., Ltd.	11,800	13,422
#	Sunningdale Tech, Ltd.	1,295,460	1,472,977
*	SunVic Chemical Holdings, Ltd.	526,945	1,582
# *	Swiber Holdings, Ltd.	2,895,250	43,240
#	Tuan Sing Holdings, Ltd.	5,503,116	1,169,604
#	UMS Holdings, Ltd.	2,839,175	1,955,473
#	United Industrial Corp., Ltd.	134,969	215,486
	United Overseas Insurance, Ltd.	181,850	855,159
	UOB-Kay Hian Holdings, Ltd.	2,318,060	2,242,954
#	Valuetronics Holdings, Ltd.	3,079,850	1,262,298
	Venture Corp., Ltd.	105,600	1,488,618
	Vicom, Ltd.	568,400	837,450
#	Wee Hur Holdings, Ltd.	2,769,000	399,270
	Wing Tai Holdings, Ltd.	4,165,367	5,459,102
#	Yangzijiang Shipbuilding Holdings, Ltd.	3,862,000	2,600,083
#	Yeo Hiap Seng, Ltd.	223,731	117,832

TOTAL SINGAPORE			171,868,187

TOTAL COMMON STOCKS			1,517,124,236

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
RIGHTS/WARRANTS — (0.0%)
SINGAPORE — (0.0%)
# *	Ezion Holdings, Ltd. Warrants 04/16/23	5,659,201	$0
# *	First Sponsor Group, Ltd. Warrants 03/21/29	169,655	26,083

TOTAL SINGAPORE			26,083

TOTAL INVESTMENT SECURITIES (Cost $1,623,607,351)			1,517,150,319

			Value†
SECURITIES LENDING COLLATERAL — (2.7%)
@ §	The DFA Short Term Investment Fund	3,633,899	42,047,846

TOTAL INVESTMENTS — (100.0%) (Cost $1,665,649,023)			$1,559,198,165

SA	Special Assessment
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
Ω

Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$4,882,708	$878,832,114	—	$883,714,822
Hong Kong	740,917	350,357,001	—	351,097,918
New Zealand	—	110,443,309	—	110,443,309
Singapore	—	171,868,187	—	171,868,187
Rights/Warrants
Singapore	—	26,083	—	26,083
Securities Lending Collateral	—	42,047,846	—	42,047,846

TOTAL	$5,623,625	$1,553,574,540	—	$1,559,198,165

THE UNITED KINGDOM SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value»
COMMON STOCKS — (97.9%)
COMMUNICATION SERVICES — (2.4%)
*	4imprint Group P.L.C.	151,995	$4,074,844
*	Ascential P.L.C.	566,257	2,027,919
	Bloomsbury Publishing P.L.C.	245,791	813,457
*	Centaur Media P.L.C.	254,249	74,109
#	Cineworld Group P.L.C.	3,566,962	1,319,253
	Daily Mail & General Trust P.L.C., Class A	1,028,577	9,005,039
	Euromoney Institutional Investor P.L.C.	668,864	7,140,753
*	Frontier Developments P.L.C.	13,843	468,226
	Future P.L.C.	30,182	775,992
	Gamma Communications P.L.C.	61,290	1,326,200
#	Hyve Group P.L.C.	1,238,909	818,198
*	ITV P.L.C.	620,898	580,268
	Kin & Carta P.L.C.	615,086	638,197
	Next Fifteen Communications Group P.L.C.	14,014	80,977
	Reach P.L.C.	2,076,966	2,826,498
*	STV Group P.L.C.	4,868	17,218
#	TalkTalk Telecom Group P.L.C.	3,363,045	4,191,469

TOTAL COMMUNICATION SERVICES			36,178,617

CONSUMER DISCRETIONARY — (18.8%)
	888 Holdings P.L.C.	1,839,698	6,393,118
*	AA P.L.C.	3,137,928	926,224
	Bellway P.L.C.	514,084	15,553,702
	Card Factory P.L.C.	837,076	348,851
*	Coats Group P.L.C.	1,995,752	1,469,180
	Countryside Properties P.L.C.	2,813,575	12,288,663
*	Crest Nicholson Holdings P.L.C.	1,863,214	5,298,476
#	Debenhams P.L.C.	6,862,458	0
#	DFS Furniture P.L.C.	1,185,558	3,157,817
# *	Dignity P.L.C.	199,780	1,355,072
	Dixons Carphone P.L.C.	4,761,380	5,935,202
	Domino’s Pizza Group P.L.C.	3,580,555	15,373,097
	Dunelm Group P.L.C.	685,419	11,587,636
*	Frasers Group P.L.C.	1,417,210	6,875,109
	Fuller Smith & Turner P.L.C., Class A	145,156	1,095,065
	Games Workshop Group P.L.C.	205,563	27,635,151
	Gamesys Group P.L.C.	401,119	6,040,899
	GoCo Group P.L.C.	1,974,958	2,465,336
*	Greggs P.L.C.	617,131	10,306,616
*	Gym Group P.L.C. (The)	780,185	1,395,743
	Halfords Group P.L.C.	1,263,022	3,935,462
	Headlam Group P.L.C.	470,877	1,620,491
	Henry Boot P.L.C.	520,199	1,664,483
	Hollywood Bowl Group P.L.C.	228,840	385,537
*	Hostelworld Group P.L.C.	154,128	99,850
*	Inchcape P.L.C.	2,472,981	15,863,472
*	J D Wetherspoon P.L.C.	481,563	5,382,639
*	Joules Group P.L.C.	3,586	4,927
	Lookers P.L.C.	1,317,719	268,869
	Marks & Spencer Group P.L.C.	6,255,546	7,206,889
	Marston’s P.L.C.	4,171,700	2,611,196
*	McCarthy & Stone P.L.C.	2,635,358	4,008,552
*	Mitchells & Butlers P.L.C.	1,525,938	3,099,846
	MJ Gleeson P.L.C.	222,626	1,670,325
	Moneysupermarket.com Group P.L.C.	3,466,544	10,948,861

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
CONSUMER DISCRETIONARY — (Continued)
	Motorpoint group P.L.C.	48,046	$174,762
#	N Brown Group P.L.C.	638,577	472,095
	On the Beach Group P.L.C.	849,707	2,368,029
*	Pendragon P.L.C.	3,678,849	617,252
	Pets at Home Group P.L.C.	3,218,903	16,165,286
*	Photo-Me International P.L.C.	1,325,203	840,921
*	Playtech P.L.C.	2,022,505	8,917,989
*	PPHE Hotel Group, Ltd.	9,572	124,757
	Rank Group P.L.C.	956,436	1,116,582
*	Redrow P.L.C.	1,433,942	7,731,267
	Restaurant Group P.L.C. (The)	369,088	193,877
*	Sportech P.L.C.	408,363	93,635
	SSP Group P.L.C.	2,708,721	6,559,194
*	Studio Retail Group P.L.C.	208,556	648,280
	Superdry P.L.C.	205,866	480,265
	Ted Baker P.L.C.	100,022	132,600
	TEN Entertainment Group P.L.C.	5,930	10,293
#	Thomas Cook Group P.L.C.	6,366,734	0
*	TI Fluid Systems P.L.C.	92,158	229,338
	Topps Tiles P.L.C.	702,573	393,479
#	TUI AG	155,118	608,913
	Vertu Motors P.L.C.	812,199	309,707
*	Vistry Group P.L.C.	1,436,468	10,135,723
*	Vitec Group P.L.C. (The)	207,102	1,914,902
*	Vivo Energy P.L.C.	153,141	150,175
	WH Smith P.L.C.	704,933	9,112,564
	William Hill P.L.C.	5,240,138	18,610,224

TOTAL CONSUMER DISCRETIONARY			282,384,465

CONSUMER STAPLES — (6.4%)
*	A.G. Barr P.L.C.	724,463	4,425,493
	Anglo-Eastern Plantations P.L.C.	118,624	733,246
*	Bakkavor Group P.L.C.	98,748	75,520
	Britvic P.L.C.	1,585,438	15,149,864
	C&C Group P.L.C.	425,963	892,468
	Carr’s Group P.L.C.	349,511	453,026
	Cranswick P.L.C.	379,748	15,829,814
	Devro P.L.C.	1,096,272	2,145,340
	Fevertree Drinks P.L.C.	610,255	15,921,225
	Greencore Group P.L.C.	3,440,003	4,027,350
	Hilton Food Group P.L.C.	274,384	4,117,069
	McBride P.L.C.	777,593	617,592
*	McColl’s Retail Group P.L.C.	60,390	16,116
#	Naked Wines P.L.C.	221,368	1,333,742
	Nichols P.L.C.	2,884	45,296
*	Premier Foods P.L.C.	3,352,503	4,017,493
	PZ Cussons P.L.C.	1,740,868	5,225,624
	Stock Spirits Group P.L.C.	1,135,555	3,113,056
	Tate & Lyle P.L.C.	2,442,033	18,825,087

TOTAL CONSUMER STAPLES			96,964,421

ENERGY — (1.8%)
#	Afren P.L.C.	5,446,344	0
*	Cairn Energy P.L.C.	3,772,747	6,782,560
	Diversified Gas & Oil P.L.C.	344,909	501,355
# *	EnQuest P.L.C.	10,035,140	1,240,679
#	Genel Energy P.L.C.	767,136	1,120,923
	Gulf Keystone Petroleum, Ltd.	1,295,706	1,177,255

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
ENERGY — (Continued)
	Hunting P.L.C.	849,527	$1,536,875
# *	Hurricane Energy P.L.C.	3,479,397	103,430
*	John Wood Group P.L.C.	3,598,973	9,879,517
*	Lamprell P.L.C.	1,148,964	448,457
# *	Petrofac, Ltd.	838,017	1,291,030
*	Pharos Energy P.L.C.	696,486	112,052
# *	Premier Oil P.L.C.	5,196,268	765,718
*	Rockhopper Exploration P.L.C.	351,659	25,474
*	Savannah Energy P.L.C.	578,711	58,738
	Serica Energy P.L.C.	27,278	37,284
# *	Tullow Oil P.L.C.	8,529,711	2,237,706

TOTAL ENERGY			27,319,053

FINANCIALS — (14.4%)
	AJ Bell P.L.C.	3,154	17,217
	Allied Minds P.L.C.	148,232	69,799
*	Arrow Global Group P.L.C.	940,076	1,525,963
#	Ashmore Group P.L.C.	2,148,411	9,939,726
*	Bank of Georgia Group P.L.C.	258,927	3,011,077
	Beazley P.L.C.	2,964,842	11,302,783
	Brewin Dolphin Holdings P.L.C.	2,161,067	6,802,155
#	Burford Capital, Ltd.	702,282	5,981,998
	Charles Stanley Group P.L.C.	122,025	381,939
	Chesnara P.L.C.	842,577	2,861,823
	City of London Investment Group P.L.C.	5,500	28,637
	Close Brothers Group P.L.C.	1,007,674	14,051,166
	CMC Markets P.L.C.	727,392	3,158,861
*	Georgia Capital P.L.C.	39,517	188,402
	Hastings Group Holdings P.L.C.	2,055,325	6,641,302
*	Hiscox, Ltd.	1,268,750	13,560,668
	IG Group Holdings P.L.C.	2,561,656	25,279,706
	Impax Asset Management Group P.L.C.	2,655	18,659
	IntegraFin Holdings P.L.C.	24,151	152,082
	Intermediate Capital Group P.L.C.	360,821	5,480,627
*	International Personal Finance P.L.C.	772,691	570,957
	Investec P.L.C.	51,352	95,560
*	IP Group P.L.C.	3,933,948	4,064,345
	Jupiter Fund Management P.L.C.	3,029,637	9,127,607
*	Just Group P.L.C.	6,436,185	3,513,523
	Lancashire Holdings, Ltd.	1,430,682	11,806,704
	Liontrust Asset Management P.L.C.	42,739	691,246
	Man Group P.L.C.	10,338,145	14,426,511
	Numis Corp. P.L.C.	252,760	974,575
*	OneSavings Bank P.L.C.	639,222	2,549,823
	Paragon Banking Group P.L.C.	1,977,665	7,588,565
	Plus500, Ltd.	533,955	10,233,087
	Polar Capital Holdings P.L.C.	57,714	384,470
*	Provident Financial P.L.C.	955,809	2,878,253
	Quilter P.L.C.	10,292,590	16,341,140
	Rathbone Brothers P.L.C.	319,671	6,017,254
	River & Mercantile Group P.L.C.	10,512	20,001
	S&U P.L.C.	23,164	500,962
	Sabre Insurance Group P.L.C.	64,922	192,820
*	Saga P.L.C.	379,729	679,722
	Sanne Group P.L.C.	20,968	164,770
*	TBC Bank Group P.L.C.	16,116	192,001
	TP ICAP P.L.C.	3,195,385	7,912,656
# *	Virgin Money UK P.L.C.	3,981,734	4,828,185

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
FINANCIALS — (Continued)
	Waterloo Investment Holdings, Ltd.	4,000	$0

TOTAL FINANCIALS			216,209,327

HEALTH CARE — (3.6%)
	Advanced Medical Solutions Group P.L.C.	104,886	285,355
	Alliance Pharma P.L.C.	1,538,485	1,464,820
	CareTech Holdings P.L.C.	252,452	1,484,754
# *	Circassia Group P.L.C.	202,629	56,824
	Clinigen Group P.L.C.	168,737	1,316,447
	ConvaTec Group P.L.C.	2,580,710	6,041,265
	CVS Group P.L.C.	366,703	5,879,015
	EMIS Group P.L.C.	273,584	3,528,934
	Genus P.L.C.	25,591	1,360,026
*	Horizon Discovery Group P.L.C.	142,513	163,990
*	Indivior P.L.C.	3,144,193	4,492,407
	Integrated Diagnostics Holdings P.L.C.	326,047	1,146,136
	Mediclinic International P.L.C.	2,438,263	8,928,168
*	PureTech Health P.L.C.	29,238	98,323
	Spire Healthcare Group P.L.C.	1,700,130	2,621,130
	UDG Healthcare P.L.C.	1,067,968	10,037,850
*	Vectura Group P.L.C.	4,206,706	5,612,511

TOTAL HEALTH CARE			54,517,955

INDUSTRIALS — (29.8%)
	Aggreko P.L.C.	1,481,487	8,443,902
	Air Partner P.L.C.	253,425	211,850
	Avon Rubber P.L.C.	210,277	10,711,700
	Babcock International Group P.L.C.	2,966,254	8,356,192
*	Balfour Beatty P.L.C.	4,677,048	12,925,786
	Begbies Traynor Group P.L.C.	44,955	48,654
	Biffa P.L.C.	1,106,134	3,097,769
	Bodycote P.L.C.	1,288,277	10,863,830
	Braemar Shipping Services P.L.C.	91,109	145,118
	Chemring Group P.L.C.	1,806,230	6,114,590
	Clarkson P.L.C.	195,112	5,081,897
	Clipper Logistics P.L.C.	198,686	1,121,106
#	Costain Group P.L.C.	237,261	100,483
*	De La Rue P.L.C.	449,522	786,274
*	Dialight P.L.C.	89,929	315,178
	Diploma P.L.C.	775,767	22,338,566
	easyJet P.L.C.	129,511	849,261
	Electrocomponents P.L.C.	2,625,523	23,051,598
*	Firstgroup P.L.C.	7,913,986	4,211,067
*	G4S P.L.C.	9,287,044	24,489,186
	Galliford Try Holdings P.L.C.	463,722	428,879
	Go-Ahead Group P.L.C. (The)	276,719	2,099,492
	Goodwin P.L.C.	383	14,787
*	Grafton Group P.L.C.	1,582,491	13,757,361
*	Hays P.L.C.	9,080,700	12,539,176
	HomeServe P.L.C.	43,373	621,597
*	Howden Joinery Group P.L.C.	1,721,333	14,211,059
	IMI P.L.C.	1,740,984	23,344,076
	Industrial and Commercial Holding Group, Ltd.	5,000	0
#	Interserve P.L.C.	629,566	0
	James Fisher & Sons P.L.C.	316,172	4,647,106
	James Halstead P.L.C.	4,536	27,460
	JET2 P.L.C.	403,306	4,443,307
	John Laing Group P.L.C.	2,506,978	9,149,093

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INDUSTRIALS — (Continued)
# *	John Menzies P.L.C.	349,123	$479,536
*	Johnson Service Group P.L.C.	189,295	213,670
	Keller Group P.L.C.	487,477	3,206,793
# *	Kier Group P.L.C.	773,329	472,586
	Luceco P.L.C.	249,615	737,246
*	Mears Group P.L.C.	686,588	937,356
*	Meggitt P.L.C.	2,696,622	9,555,458
	Mitie Group P.L.C.	6,831,237	2,488,759
*	Morgan Advanced Materials P.L.C.	1,910,633	6,190,944
*	Morgan Sindall Group P.L.C.	240,008	3,429,323
*	National Express Group P.L.C.	2,738,577	5,312,613
	Norcros P.L.C.	127,011	286,476
*	Pagegroup P.L.C.	2,063,842	9,561,297
	PayPoint P.L.C.	409,596	2,673,064
*	Polypipe Group P.L.C.	1,453,505	8,654,480
	Porvair P.L.C.	18,060	118,841
	QinetiQ Group P.L.C.	3,957,841	12,122,109
	Redde Northgate P.L.C.	1,996,988	4,593,994
	Renew Holdings P.L.C.	23,297	130,561
	Renewi P.L.C.	6,048,378	1,673,456
	Ricardo P.L.C.	291,046	1,361,035
	Robert Walters P.L.C.	392,744	2,031,826
	Rotork P.L.C.	5,397,898	19,667,000
	Royal Mail P.L.C.	5,277,907	15,535,071
*	RPS Group P.L.C.	940,773	619,227
	RWS Holdings P.L.C.	7,642	55,277
*	Senior P.L.C.	2,283,856	1,624,511
*	Serco Group P.L.C.	1,035,024	1,729,922
	Severfield P.L.C.	1,090,941	781,376
*	SIG P.L.C.	4,812,384	1,496,896
	Signature Aviation P.L.C.	5,602,723	17,156,548
	Smart Metering Systems P.L.C.	424,453	3,192,642
	Speedy Hire P.L.C.	3,123,066	2,133,779
	Stagecoach Group P.L.C.	2,523,684	1,242,773
	SThree P.L.C.	766,760	2,444,696
# *	Stobart Group, Ltd.	1,517,493	363,444
	T Clarke P.L.C.	64,142	70,157
*	Travis Perkins P.L.C.	1,545,039	21,219,992
	Trifast P.L.C.	524,611	821,943
*	Tyman P.L.C.	935,887	3,236,098
	Ultra Electronics Holdings P.L.C.	588,864	14,367,628
	Vesuvius P.L.C.	1,512,776	7,824,947
	Volex P.L.C.	341,719	1,067,453
	Volution Group P.L.C.	383,473	964,335
	Vp P.L.C.	156,511	1,231,314
*	Weir Group P.L.C. (The)	852,580	15,839,014
*	Wilmington P.L.C.	334,384	556,507
	Wincanton P.L.C.	636,980	1,716,489
	XP Power, Ltd.	101,307	5,250,651

TOTAL INDUSTRIALS			446,988,513

INFORMATION TECHNOLOGY — (7.9%)
*	Capita P.L.C.	7,411,267	2,367,065
	Computacenter P.L.C.	542,204	16,015,027
	DiscoverIE Group P.L.C.	469,189	3,494,264
*	Equiniti Group P.L.C.	2,329,628	3,116,559
	FDM Group Holdings P.L.C.	376,531	4,861,270
	First Derivatives P.L.C.	10,491	398,857
*	IDOX P.L.C.	79,223	50,788

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INFORMATION TECHNOLOGY — (Continued)
#	iomart Group P.L.C.	182,629	$743,075
*	IQE P.L.C.	333,707	236,716
	Kainos Group P.L.C.	377,423	6,053,395
	Learning Technologies Group PLC.	70,904	115,397
*	Micro Focus International P.L.C.	470,229	1,319,484
	NCC Group P.L.C.	1,623,101	3,851,825
*	Oxford Instruments P.L.C.	363,272	7,472,156
*	Renishaw P.L.C.	149,386	10,838,164
*	RM P.L.C.	351,353	783,330
*	SDL P.L.C.	489,520	4,378,410
	Softcat P.L.C.	810,023	11,808,219
	Spectris P.L.C.	668,518	21,456,266
	Spirent Communications P.L.C.	4,124,361	15,483,840
#	Strix Group P.L.C.	181,909	529,133
*	Telit Communications P.L.C.	82,391	142,879
*	TT Electronics P.L.C.	1,027,059	2,607,953
*	Xaar P.L.C.	197,087	334,520

TOTAL INFORMATION TECHNOLOGY			118,458,592

MATERIALS — (7.1%)
	Anglo Pacific Group P.L.C.	1,065,073	1,457,442
	Castings P.L.C.	165,113	684,361
	Centamin P.L.C.	8,142,932	13,095,860
	Central Asia Metals P.L.C.	502,566	1,097,260
*	Elementis P.L.C.	2,934,605	2,828,554
*	Essentra P.L.C.	1,625,038	5,186,055
	Ferrexpo P.L.C.	1,920,094	4,738,422
*	Forterra P.L.C.	1,374,279	3,214,892
*	Gem Diamonds, Ltd.	384,962	183,348
	Hill & Smith Holdings P.L.C.	530,996	8,258,048
*	Hochschild Mining P.L.C.	1,698,439	4,844,915
*	Ibstock P.L.C.	2,582,634	5,371,062
#	KAZ Minerals P.L.C.	1,557,504	12,707,831
*	Marshalls P.L.C.	1,446,763	12,534,531
	Pan African Resources P.L.C.	82,045	20,819
*	Petropavlovsk P.L.C.	838,033	290,265
	Rhi Magnesita NV.	106,613	3,537,477
# *	Scapa Group P.L.C.	89,332	140,049
*	SolGold P.L.C.	386,507	171,474
	Synthomer P.L.C.	2,272,816	11,106,463
	Victrex P.L.C.	601,744	14,378,852
	Zotefoams P.L.C.	95,899	510,420

TOTAL MATERIALS			106,358,400

REAL ESTATE — (4.2%)
	Capital & Counties Properties P.L.C.	45,504	61,672
	CLS Holdings P.L.C.	684,455	1,757,876
*	Foxtons Group P.L.C.	1,119,745	493,270
	Grainger P.L.C.	4,445,647	16,105,781
	Harworth Group P.L.C.	30,680	36,087
	Helical P.L.C.	776,089	3,418,519
*	IWG P.L.C.	4,189,134	13,741,153
*	LSL Property Services P.L.C.	410,800	1,090,698
# *	Purplebricks Group P.L.C.	65,365	48,621
*	Raven Property Group, Ltd.	871,934	271,163
*	Savills P.L.C.	989,876	10,661,251
	St. Modwen Properties P.L.C.	2,715,246	11,661,984
	U & I Group P.L.C.	729,169	529,165

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
	REAL ESTATE — (Continued)
	Urban & Civic P.L.C.	659,309	$1,751,100
#	Watkin Jones P.L.C.	521,040	904,582

TOTAL REAL ESTATE			62,532,922

	UTILITIES — (1.5%)
*	Centrica P.L.C.	11,333,133	5,458,000
	ContourGlobal P.L.C.	6,119	15,307
	Drax Group P.L.C.	2,382,905	9,125,006
	Telecom Plus P.L.C.	425,895	7,335,722

TOTAL UTILITIES			21,934,035

TOTAL COMMON STOCKS			1,469,846,300

	PREFERRED STOCKS — (0.0%)

	CONSUMER STAPLES — (0.0%)
	McBride P.L.C.	8,553,523	11,081

	TOTAL INVESTMENT SECURITIES
	(Cost $1,646,994,406)		1,469,857,381

			Value†
	SECURITIES LENDING COLLATERAL — (2.1%)
@ §	The DFA Short Term Investment Fund	2,700,372	31,246,001

	TOTAL INVESTMENTS — (100.0%) (Cost $1,678,233,510)		$1,501,103,382

P.L.C.	Public Limited Company
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	—	$36,178,617	—	$36,178,617
Consumer Discretionary	—	282,384,465	—	282,384,465
Consumer Staples	—	96,964,421	—	96,964,421
Energy	—	27,319,053	—	27,319,053
Financials	—	216,209,327	—	216,209,327
Health Care	—	54,517,955	—	54,517,955
Industrials	—	446,988,513	—	446,988,513
Information Technology	—	118,458,592	—	118,458,592
Materials	—	106,358,400	—	106,358,400
Real Estate	—	62,532,922	—	62,532,922
Utilities	—	21,934,035	—	21,934,035
Preferred Stocks
Consumer Staples	—	11,081	—	11,081
Securities Lending Collateral	—	31,246,001	—	31,246,001

TOTAL	—	$1,501,103,382	—	$1,501,103,382

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value»
COMMON STOCKS — (92.5%)
AUSTRIA — (3.1%)
	Agrana Beteiligungs AG	83,141	$1,502,391
	ANDRITZ AG	477,958	16,119,887
#	AT&S Austria Technologie & Systemtechnik AG	181,572	3,300,326
	Atrium European Real Estate, Ltd.	996,680	2,368,971
* Ω	BAWAG Group AG	19,090	701,084
	CA Immobilien Anlagen AG	497,492	13,665,379
# *	DO & CO AG	47,356	1,720,473
	EVN AG	235,387	3,759,499
# *	FACC AG	144,102	790,597
# *	Flughafen Wien AG	30,811	727,638
# *	IMMOFINANZ AG	670,468	8,991,110
	Josef Manner & Co. AG	870	106,965
# *	Kapsch TrafficCom AG	34,259	446,884
# *	Lenzing AG	87,183	6,102,795
	Mayr Melnhof Karton AG	56,619	9,249,032
*	Oberbank AG	33,465	3,258,653
#	Oesterreichische Post AG	242,639	7,705,701
	Palfinger AG	98,449	2,278,726
# *	POLYTEC Holding AG	102,244	619,539
# *	Porr AG	74,767	998,164
#	Rosenbauer International AG	21,100	730,041
#	S IMMO AG	364,509	5,386,179
	Schoeller-Bleckmann Oilfield Equipment AG	71,621	1,735,766
*	Semperit AG Holding.	69,672	1,788,850
*	Strabag SE	110,874	3,216,554
	Telekom Austria AG	1,099,338	7,394,267
	UBM Development AG	21,002	658,580
	UNIQA Insurance Group AG	993,126	5,593,821
#	Vienna Insurance Group AG Wiener Versicherung Gruppe	294,815	5,986,028
	voestalpine AG	640,995	17,824,068
	Wienerberger AG	617,965	15,599,443
	Zumtobel Group AG	186,383	1,041,800

TOTAL AUSTRIA.			151,369,211

BELGIUM — (3.1%)
*	Ackermans & van Haaren NV	171,330	21,089,598
*	AGFA-Gevaert NV	1,318,062	5,011,455
#	Atenor	22,537	1,350,173
	Banque Nationale de Belgique	87	164,765
	Barco NV	456,527	7,161,557
	Bekaert SA	249,535	5,307,678
# * Ω	Biocartis Group NV	227,423	988,833
*	bpost SA	618,441	5,480,246
# *	Celyad SA	42,190	310,994
*	Cie d’Entreprises CFE.	49,587	3,070,677
*	Deceuninck NV	435,935	764,146
	D’ieteren SA	194,540	9,746,440
# *	Econocom Group SA	727,792	1,601,273
	Elia Group SA	132,252	12,791,554
	Euronav NV	1,353,879	9,892,610
	EVS Broadcast Equipment SA	69,287	996,018
# *	Exmar NV	145,690	378,832
	Fagron.	280,259	6,222,050
	Gimv NV	107,716	5,624,951
#	Immobel SA	22,042	1,526,709
#	Ion Beam Applications.	125,553	1,642,650
*	Jensen-Group NV	20,961	478,938

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
BELGIUM — (Continued)
# *	Kinepolis Group NV	92,310	$2,344,872
#	Lotus Bakeries NV	1,741	6,812,446
# *	MDxHealth	69,016	58,554
	Melexis NV	111,148	8,460,461
# *	Ontex Group NV	437,178	4,836,640
	Orange Belgium SA	201,488	3,357,792
# *	Oxurion NV	128,049	365,745
#	Picanol.	26,722	1,675,828
	Recticel SA	272,024	2,672,288
	Resilux.	5,788	883,620
*	Roularta Media Group NV	19,318	270,031
# *	Sioen Industries NV	57,436	1,469,690
*	Sipef NV	36,491	1,816,906
	Telenet Group Holding NV	156,890	6,034,063
	TER Beke SA	3,565	397,071
*	Tessenderlo Group SA	212,780	7,242,906
	Van de Velde NV	38,938	991,417
	Viohalco SA	498,361	1,596,539

TOTAL BELGIUM.			152,889,016

DENMARK — (5.8%)
*	ALK-Abello A.S.	43,541	14,568,510
*	Alm Brand A.S.	554,009	6,336,894
*	Bang & Olufsen A.S.	614,019	1,713,944
*	BankNordik P/F	10,800	192,203
*	Bavarian Nordic A.S.	284,799	7,551,754
*	Brodrene Hartmann A.S.	16,148	1,294,255
# *	Columbus A.S.	430,058	551,797
	D/S Norden A.S.	206,817	2,940,861
*	Dfds A.S.	298,529	11,167,323
	Djurslands Bank A.S.	8,970	370,011
# *	Drilling Co. of 1972 A.S. (The)	65,213	1,231,914
*	FLSmidth & Co. A.S.	250,483	6,399,438
	Fluegger Group A.S.	4,198	305,187
*	GronlandsBANKEN A.S.	1,125	98,644
	H Lundbeck A.S.	325	9,162
*	H+H International A.S., Class B	111,938	2,170,792
*	Harboes Bryggeri A.S., Class B	9,576	88,572
# *	ISS A.S.	467,064	6,064,160
*	Jeudan A.S.	38,740	1,328,024
*	Jyske Bank A.S.	490,075	14,603,311
	Lan & Spar Bank	4,981	366,977
*	Matas A.S.	239,471	2,673,401
* Ω	Netcompany Group A.S.	6,425	534,400
*	Nilfisk Holding A.S.	166,181	2,278,902
*	NKT A.S.	202,178	5,496,495
Ω	NNIT A.S.	69,757	1,176,734
	Pandora A.S.	469,106	37,213,911
*	Parken Sport & Entertainment A.S.	22,148	222,086
	Per Aarsleff Holding A.S.	140,513	5,359,753
	Ringkjoebing Landbobank A.S.	196,930	15,004,613
# *	Roblon A.S., Class B	973	26,982
	Rockwool International A.S., Class A	792	276,963
	Rockwool International A.S., Class B	18,728	7,330,470
	Royal Unibrew A.S.	345,044	33,644,924
	RTX A.S.	56,813	1,825,086
Ω	Scandinavian Tobacco Group A.S., Class A	388,052	5,481,165
	Schouw & Co., A.S.	89,926	7,830,930
	SimCorp A.S.	278,224	33,184,785

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
DENMARK — (Continued)
	Solar A.S., Class B	38,054	$1,803,894
*	Spar Nord Bank A.S.	596,853	5,142,512
*	Sydbank A.S.	498,467	8,524,630
*	Tivoli A.S.	9,878	1,009,422
	Topdanmark A.S.	464,847	18,203,120
#	TORM P.L.C.	189,104	1,212,061
#	United International Enterprises, Ltd.	10,336	2,193,430
# *	Vestjysk Bank A.S.	1,931,528	835,856
*	Zealand Pharma A.S.	183,481	6,155,882

TOTAL DENMARK			283,996,140

FINLAND — (6.5%)
	Ahlstrom-Munksjo Oyj	199,960	4,186,594
*	Aktia Bank Oyj	324,379	3,349,783
# *	Alandsbanken Abp, Class B	20,869	495,414
	Alma Media Oyj	129,772	1,154,565
#	Altia Oyj	12,029	129,724
	Apetit Oyj	19,668	207,547
	Aspo Oyj	103,690	739,241
	Atria Oyj	89,419	966,895
# *	BasWare Oyj	51,269	2,212,931
# *	Bittium Oyj	204,447	1,409,833
	Cargotec Oyj, Class B	284,301	9,772,129
*	Caverion Oyj	681,392	4,480,102
#	Citycon Oyj	477,252	3,673,969
	Digia Oyj	75,945	605,893
Ω	Enento Group Oyj	1,406	52,889
# *	Finnair Oyj	4,731,016	2,017,776
	Fiskars Oyj Abp.	211,905	3,179,020
*	F-Secure Oyj	647,558	2,645,817
*	Glaston Oyj ABP.	9,217	6,439
*	HKScan Oyj, Class A	247,021	540,149
	Huhtamaki Oyj	684,659	33,443,893
	Ilkka-Yhtyma Oyj	58,887	227,670
	Kemira Oyj	734,431	9,073,094
	Kesko Oyj, Class A	117,899	2,891,466
	Kesko Oyj, Class B	614,030	15,756,365
	Kojamo Oyj	25,990	535,725
	Konecranes Oyj	464,401	14,612,298
	Lassila & Tikanoja Oyj	209,178	3,165,681
# *	Lehto Group Oyj	106,569	165,831
*	Marimekko Oyj	247	10,056
	Metsa Board Oyj	1,399,923	11,745,805
	Metso Outotec Oyj	3,973,290	28,009,583
	Neles Oyj	667,333	8,936,541
#	Nokian Renkaat Oyj	542,115	16,658,068
	Olvi Oyj, Class A	95,688	5,001,345
	Oriola Oyj, Class A	6,054	13,855
	Oriola Oyj, Class B	914,957	1,928,536
	Orion Oyj, Class A	143,951	6,202,933
	Orion Oyj, Class B	515,971	22,083,355
# *	Outokumpu Oyj	2,284,505	5,700,754
*	Pihlajalinna Oyj	77,064	791,580
#	Ponsse Oyj	73,654	2,347,444
*	QT Group Oyj	56,327	2,720,954
	Raisio Oyj, Class V	978,527	3,474,971
#	Rapala VMC Oyj	113,078	360,870
	Raute Oyj, Class A	2,644	60,993
	Revenio Group Oyj	129,671	5,307,917

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
FINLAND — (Continued)
	Sanoma Oyj.	746,895	$10,993,260
*	Stockmann Oyj Abp, Class B	9,005	8,649
*	Teleste Oyj	52,966	246,853
Ω	Terveystalo Oyj.	19,868	223,983
	TietoEVRY Oyj.	427,532	10,664,347
	Tikkurila Oyj	243,447	3,894,136
	Tokmanni Group Corp.	342,463	5,438,418
	Uponor Oyj.	387,896	7,232,171
#	Vaisala Oyj, Class A	120,241	5,005,947
	Valmet Oyj.	889,683	21,233,990
*	Viking Line Abp.	7,869	147,558
#	Wartsila Oyj Abp.	482,432	3,833,798
#	YIT Oyj.	1,333,556	7,035,700

TOTAL FINLAND.			319,013,103

FRANCE — (10.1%)
	ABC arbitrage.	80,252	663,394
# *	Air France-KLM	1,233,305	4,042,686
*	Akka Technologies.	78,596	1,436,828
#	AKWEL.	61,489	1,112,064
	Albioma SA	191,797	8,941,842
Ω	ALD SA	21,119	227,471
	Altamir.	136,094	2,870,153
*	Alten SA	164,730	13,189,687
# *	Amplitude Surgical SAS.	19,526	46,872
	Assystem SA	61,967	1,589,449
	Aubay	41,374	1,391,588
*	Axway Software SA	38,973	912,818
*	Bastide le Confort Medical.	18,680	990,660
	Beneteau SA	236,902	2,178,271
# *	Bigben Interactive.	94,289	1,544,810
	Boiron SA	39,840	1,782,148
	Bonduelle SCA	93,424	2,014,250
# *	Bourbon Corp.	28,851	0
	Burelle SA	1,134	673,760
# *	Casino Guichard Perrachon SA	271,603	6,118,457
# *	Catering International Services	14,124	155,270
*	Cegedim SA	32,518	842,369
*	CGG SA	4,564,631	2,572,412
#	Chargeurs SA	123,532	2,407,874
	Cie des Alpes.	68,915	1,084,259
	Cie Plastic Omnium SA	397,771	9,051,894
*	Coface SA	666,148	5,204,730
	Derichebourg SA	674,728	1,981,937
*	Devoteam SA	34,374	3,904,689
	Electricite de Strasbourg SA	21,351	2,873,129
# Ω	Elior Group SA	635,131	2,395,405
*	Elis SA	1,122,246	12,308,589
# *	Eramet SA	50,163	1,332,222
# *	Erytech Pharma SA	3,609	18,750
*	Esso SA Francaise.	8,347	86,754
# *	Etablissements Maurel et Prom SA	294,902	410,565
Ω	Euronext NV.	256,149	26,670,617
# * Ω	Europcar Mobility Group	597,288	389,701
#	Eutelsat Communications SA	1,232,764	12,399,192
*	Exel Industries, Class A	10,459	476,207
*	Faurecia SE.	238,982	9,063,619
	Fleury Michon SA	5,703	158,675
*	Fnac Darty SA	121,981	5,239,385

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
FRANCE — (Continued)
*	Gaumont SA	11,350	$1,319,748
	Gaztransport Et Technigaz SA	130,815	12,539,500
#	GEA	2,433	297,534
*	GL Events	58,364	475,591
*	Groupe Crit	23,123	1,419,889
#	Groupe Gorge	4,320	60,423
*	Groupe Open	30,206	522,591
*	Groupe SFPI	21,754	29,032
	Guerbet	38,504	1,301,190
	Haulotte Group SA	73,020	335,395
*	HERIGE SADCS	1,322	36,032
*	HEXAOM	15,908	555,685
*	ID Logistics Group	14,640	3,411,852
#	Imerys SA	208,694	6,238,056
# *	Ingenico Group SA	410,246	58,983,247
# *	Innate Pharma SA	15,558	61,664
	IPSOS	248,613	6,110,557
	Jacquet Metals SA	87,314	1,008,638
*	JCDecaux SA	95,199	1,469,334
#	Kaufman & Broad SA	122,744	4,374,190
# *	Korian SA	466,206	13,134,150
# *	Lagardere SCA	603,838	13,204,968
	Laurent-Perrier	13,890	1,142,009
*	Le Belier	10,566	469,909
	Lectra	166,120	3,824,099
	Linedata Services	14,505	427,723
*	LISI	114,546	1,853,655
	LNA Sante SA	33,206	1,713,468
* Ω	Maisons du Monde SA	283,561	3,793,977
# *	Manitou BF SA	66,010	1,306,912
	Manutan International	15,102	956,266
*	Mersen SA	115,668	3,000,970
*	METabolic EXplorer SA	142,767	257,135
*	Metropole Television SA	242,637	2,665,242
*	Nexans SA	213,757	10,380,567
	Nexity SA	297,674	8,357,540
# *	Nicox	145,865	585,069
*	NRJ Group	85,587	548,255
*	Oeneo SA	128,172	1,658,643
*	OL Groupe SA	10,735	23,764
# *	Onxeo SA	88,887	62,174
# *	Onxeo SA	48,958	34,449
# *	Pierre & Vacances SA	29,600	325,116
*	Plastivaloire	14,341	51,250
	Quadient SA	240,798	3,137,958
# *	Rallye SA	84,466	321,162
# *	Recylex SA	102,008	164,662
*	Rexel SA	2,168,743	22,833,968
#	Robertet SA	2,749	3,042,701
*	Rothschild & Co.	112,843	2,896,403
	Rubis SCA	510,543	16,786,552
	Samse SA	8,068	1,314,989
*	Savencia SA	33,976	1,900,104
*	SCOR SE	157,962	3,836,146
	Seche Environnement SA	18,630	750,918
	SES SA	898,721	7,178,376
	Societe BIC SA	174,241	8,346,253
*	Societe des Bains de Mer et du Cercle des Etrangers a Monaco	56,151	4,011,439
*	Societe Marseillaise du Tunnel Prado-Carenage SA	5,211	84,444

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
FRANCE — (Continued)
	Societe pour l’Informatique Industrielle	41,811	$803,924
*	SOITEC	131,953	18,718,831
# *	Solocal Group	68,141,932	1,514,932
	Somfy SA	95,165	13,246,949
*	Sopra Steria Group	108,873	12,946,258
# *	SPIE SA	839,574	13,212,153
* Ω	SRP Groupe SA	56,827	73,417
*	Stef SA	26,545	1,948,005
#	Sword Group	33,570	1,184,646
*	Synergie SA	67,143	1,997,383
*	Tarkett SA	212,520	2,574,613
# *	Television Francaise 1	493,257	2,896,288
#	TFF Group	8,999	238,899
	Thermador Groupe	37,127	2,498,902
#	Tikehau Capital SCA	4,843	106,582
	Total Gabon	3,883	482,417
	Trigano SA	53,337	7,081,307
	Union Financiere de France BQE SA	18,515	396,319
# *	Vallourec SA	49,247	686,302
*	Valneva SE	69,195	490,982
#	Vetoquinol SA	16,496	1,557,363
	Vicat SA	126,485	3,889,012
	VIEL & Cie SA	162,802	961,375
	Vilmorin & Cie SA	35,656	1,862,838
*	Virbac SA	21,378	4,975,016
*	Vranken-Pommery Monopole SA	16,787	258,133
*	XPO Logistics Europe SADIR	33	9,573

TOTAL FRANCE			496,301,404

GERMANY — (14.0%)
	1&1 Drillisch AG	195,276	4,112,897
	7C Solarparken AG	20,272	88,420
*	Aareal Bank AG	462,545	7,992,181
# * Ω	ADLER Group SA	418,892	10,530,806
*	ADVA Optical Networking SE	355,643	2,730,424
# *	AIXTRON SE	499,356	5,623,366
#	All for One Group SE	4,222	229,835
	Allgeier SE	45,266	2,741,717
*	Amadeus Fire AG	12,166	1,264,041
	Atoss Software AG	4,770	666,788
	Aurubis AG	296,684	18,979,902
	Basler AG	31,331	1,868,233
*	Bauer AG	71,621	751,237
	BayWa AG	105,190	3,251,278
	BayWa AG	124	4,381
	Bechtle AG	7,240	1,243,228
	Bertrandt AG	36,691	1,258,288
	bet-at-home.com AG	20,016	727,664
*	Bijou Brigitte AG	22,688	527,133
#	Bilfinger SE	193,165	3,540,953
	Borussia Dortmund GmbH & Co. KGaA	562,262	2,760,766
#	CANCOM SE	203,056	8,027,566
# *	CECONOMY AG	1,057,295	4,676,036
*	CENIT AG	53,174	740,329
*	Centrotec SE	19,983	368,124
	Cewe Stiftung & Co. KGAA	43,389	4,135,960
*	comdirect bank AG	193,071	3,117,983
*	Commerzbank AG	2,402,275	11,370,716
	CompuGroup Medical SE & Co. KgaA.	178,844	15,366,259

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
GERMANY — (Continued)
# *	Corestate Capital Holding SA	77,099	$1,120,855
	CropEnergies AG	177,529	2,416,957
# *	CTS Eventim AG & Co. KGaA	411,788	18,253,469
	Data Modul AG Produktion Und Vertrieb Von Elektronischen Systemen	11,455	594,947
	Deutsche Beteiligungs AG	95,044	3,094,860
# *	Deutsche EuroShop AG	320,657	4,049,921
* Ω	Deutsche Pfandbriefbank AG	1,030,684	6,298,657
*	Deutz AG	1,015,496	5,216,756
*	Dialog Semiconductor P.L.C.	601,965	22,949,251
	DIC Asset AG	419,726	4,830,819
	DMG Mori AG	12,716	600,490
#	Dr Hoenle AG	35,520	1,976,742
#	Draegerwerk AG & Co. KGaA	20,476	1,463,639
	Duerr AG	407,164	11,709,378
	Eckert & Ziegler Strahlen-und Medizintechnik AG	103,812	4,752,727
# *	EDAG Engineering Group AG	51,353	482,590
	Elmos Semiconductor SE	34,207	756,555
# *	ElringKlinger AG	186,329	1,884,301
	Energiekontor AG	2,316	94,736
*	Evotec SE	11,637	307,532
# *	Ferratum Oyj.	39,731	182,082
*	Fielmann AG	116,805	8,847,043
	First Sensor AG	39,865	1,866,239
	FORTEC Elektronik AG	372	6,759
*	Francotyp-Postalia Holding AG, Class A	55,619	198,331
# *	Fraport AG Frankfurt Airport Services Worldwide.	66,888	2,419,238
	Freenet AG	930,432	16,483,578
	Fuchs Petrolub SE	99,423	3,810,679
	GEA Group AG	847,030	28,209,232
	Gerresheimer AG	254,880	25,621,653
	Gesco AG	55,404	736,134
	GFT Technologies SE	123,639	1,330,738
	Grand City Properties SA	803,479	18,237,829
*	H&R GmbH & Co. KGaA	71,674	346,503
	Hamburger Hafen und Logistik AG	188,498	3,159,967
	Hawesko Holding AG	52	2,395
*	Heidelberger Druckmaschinen AG	1,919,653	1,074,431
*	Hella GmbH & Co. KGaA	241,744	10,555,427
*	Highlight Communications AG	98,406	421,841
#	Hochtief AG	584	42,962
*	HolidayCheck Group AG	216,960	414,194
	Hornbach Baumarkt AG	51,444	2,031,867
	Hornbach Holding AG & Co. KGaA	39,996	3,849,353
	Hugo Boss AG	382,229	8,763,410
*	Hypoport SE	2,382	1,247,178
	Indus Holding AG	134,558	3,980,916
* Ω	Instone Real Estate Group AG	1,800	37,248
	IVU Traffic Technologies AG	50,314	796,297
#	Jenoptik AG	383,317	9,459,258
* Ω	JOST Werke AG	5,660	212,334
#	K+S AG	1,222,757	8,192,347
# *	Kloeckner & Co. SE	502,895	2,826,258
# *	Koenig & Bauer AG	95,347	1,969,320
	Krones AG	113,425	6,480,860
	KSB SE & Co. KGaA	3,439	1,009,049
	KWS Saat SE & Co., KGaA	80,774	5,948,290
	Lanxess AG	597,294	30,293,412
	Leifheit AG	60,321	2,373,328
# *	Leoni AG	201,321	1,227,298

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
GERMANY — (Continued)
	LPKF Laser & Electronics AG	88,339	$1,670,823
# *	Manz AG	28,275	949,250
*	Mediclin AG	88,966	397,813
# *	Medigene AG	116,971	449,582
	METRO AG	553,216	5,417,827
	MLP SE	419,059	2,330,185
	New Work SE	20,153	5,258,187
	Nexus AG	87,391	4,869,114
*	Nordex SE	508,398	7,326,584
	Norma Group SE	231,101	7,173,437
# *	OHB SE	37,995	1,503,112
#	Patrizia AG	349,841	7,962,739
	Pfeiffer Vacuum Technology AG	49,021	8,940,942
	PNE AG	493,007	3,459,090
*	Progress-Werk Oberkirch AG	8,558	163,511
# *	ProSiebenSat.1 Media SE	1,254,182	13,997,275
	PSI Software AG	50,278	1,404,061
#	q.beyond AG	768,941	1,082,930
*	R Stahl AG	14,952	339,702
	Rheinmetall AG	313,337	22,899,837
	Rocket Internet SE	473,718	10,245,361
# *	RTL Group SA	52,987	2,013,345
# *	S&T AG	335,113	6,063,625
*	SAF-Holland SE	320,332	2,723,198
*	Salzgitter AG	262,490	3,818,882
*	Schaltbau Holding AG	32,728	903,732
	Schloss Wachenheim AG	8,017	143,813
	Secunet Security Networks AG	6,248	1,742,023
# *	SGL Carbon SE	298,485	950,391
* Ω	Shop Apotheke Europe NV	24,816	4,117,807
	Siltronic AG	146,283	13,843,536
*	Sixt SE	95,154	7,189,340
*	SMA Solar Technology AG	69,928	3,028,599
# *	SMT Scharf AG	11,942	98,759
	Softing AG	14,914	82,499
	Software AG	359,622	12,903,825
	Stabilus SA	170,155	9,646,647
	STRATEC SE	24,591	3,609,242
*	Stroeer SE & Co. KGaA.	198,823	14,372,402
	Suedzucker AG	522,404	7,518,202
*	SUESS MicroTec SE	134,313	2,416,706
*	Surteco Group SE	46,502	1,169,159
*	Syzygy AG	2,030	11,572
#	TAG Immobilien AG	954,559	28,130,494
*	Takkt AG	209,522	2,226,551
# *	Technotrans SE	46,673	935,130
#*Ω	Tele Columbus AG	327,138	805,133
	Traffic Systems SE	35,766	1,083,125
	VERBIO Vereinigte BioEnergie AG	157,195	3,358,238
*	Vossloh AG	66,029	2,411,593
	Wacker Chemie AG	58,418	5,635,704
*	Wacker Neuson SE	218,897	4,024,690
*	Washtec AG	76,425	3,383,878
	Wuestenrot & Wuerttembergische AG	113,328	1,884,803
	Zeal Network SE	53,361	2,316,011
*	zooplus AG	150	24,047

TOTAL GERMANY			688,645,034

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
GREECE — (0.0%)
	Alfa Alfa Energy SA	3,810	$0
*	Babis Vovos International Construction SA	21,073	0
*	Neorion Holdings SA	14,991	0

TOTAL GREECE			0

IRELAND — (0.5%)
*	AIB Group P.L.C.	83,254	94,176
*	Bank of Ireland Group P.L.C.	3,974,763	9,862,361
*	Cairn Homes P.L.C.	1,661,924	1,517,216
*	Datalex P.L.C.	107,125	51,255
*	FBD Holdings P.L.C.	125,459	886,784
	FBD Holdings P.L.C.	17,353	125,728
	Glanbia P.L.C.	346,148	3,292,419
	Glanbia P.L.C.	700,613	6,630,366
	Irish Continental Group P.L.C.	583,096	2,141,669
	Irish Continental Group P.L.C.	234,200	864,863
*	Permanent TSB Group Holdings P.L.C.	229,967	139,292

TOTAL IRELAND			25,606,129

ISRAEL — (3.2%)
#	Adgar Investment and Development, Ltd.	39,391	48,139
# *	Afcon Holdings, Ltd.	3,064	94,793
*	AFI Properties, Ltd.	107,958	2,591,065
	Africa Israel Residences, Ltd.	2,237	59,402
# *	Airport City, Ltd.	281,774	3,053,515
*	Albaad Massuot Yitzhak, Ltd.	1,520	33,605
*	Allot, Ltd.	188,324	1,781,028
#	Alrov Properties and Lodgings, Ltd.	49,397	1,419,042
	Arad, Ltd.	18,409	242,432
*	Arko Holdings, Ltd.	1,571,124	1,023,563
#	Ashtrom Group, Ltd.	124,270	1,585,769
#	Ashtrom Properties, Ltd.	219,123	1,229,796
	Atreyu Capital Markets, Ltd.	2,154	33,141
	AudioCodes, Ltd.	153,820	4,629,925
# *	Avgol Industries 1953, Ltd.	468,925	515,094
*	Azorim-Investment Development & Construction Co., Ltd.	511,227	897,212
#	Bayside Land Corp.	660,000	4,596,148
# *	Bet Shemesh Engines Holdings 1997, Ltd.	21,702	337,519
	Big Shopping Centers, Ltd.	32,885	2,487,663
	Blue Square Real Estate, Ltd.	36,427	1,474,344
*	Brack Capital Properties NV	18,347	1,386,015
# *	Brainsway, Ltd.	54,222	155,547
# *	Camtek, Ltd.	113,800	2,080,132
	Carasso Motors, Ltd.	127,253	381,462
*	Cellcom Israel, Ltd.	495,333	1,912,146
*	Ceragon Networks, Ltd.	266,244	588,399
*	Clal Insurance Enterprises Holdings, Ltd.	301,040	3,039,985
# *	Compugen, Ltd.	186,817	2,515,279
	Danel Adir Yeoshua, Ltd.	21,864	2,723,556
	Delek Automotive Systems, Ltd.	226,353	1,080,886
# *	Delek Group, Ltd.	7,609	138,926
	Delta-Galil Industries, Ltd.	70,358	1,247,465
#	Dor Alon Energy in Israel 1988, Ltd.	15,057	304,912
	Duniec Brothers, Ltd.	304	7,881
# *	El Al Israel Airlines	1,449,354	264,049
	Electra Consumer Products 1970, Ltd.	53,953	1,478,230
# *	Electra Real Estate, Ltd.	23,236	121,326
	Electra, Ltd.	12,063	5,241,663

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
ISRAEL — (Continued)
*	Enlight Renewable Energy, Ltd.	2,170,107	$4,078,448
# *	Equital, Ltd.	117,510	2,173,778
	FMS Enterprises Migun, Ltd.	19,186	403,960
	Formula Systems 1985, Ltd.	62,881	4,963,261
	Fox Wizel, Ltd.	57,376	4,435,677
*	Gilat Satellite Networks, Ltd.	225,761	1,325,752
# *	Hadera Paper, Ltd.	24,531	815,127
*	Hamlet Israel-Canada, Ltd.	32,585	514,570
# *	Harel Insurance Investments & Financial Services, Ltd.	867,528	6,302,732
	Hilan, Ltd.	100,860	4,474,249
#	IDI Insurance Co., Ltd.	44,734	1,096,341
*	IES Holdings, Ltd.	322	13,727
#	Inrom Construction Industries, Ltd.	357,290	1,412,379
#	Israel Canada T.R, Ltd.	131,507	222,114
#	Israel Land Development—Urban Renewal, Ltd.	41,747	287,792
	Isras Investment Co., Ltd.	5,655	897,137
*	Issta Lines, Ltd.	12,135	130,101
*	Kamada, Ltd.	212,977	1,522,745
	Kenon Holdings, Ltd.	124,381	3,016,651
	Kerur Holdings, Ltd.	31,762	919,905
*	Klil Industries, Ltd.	5,696	391,922
#	Magic Software Enterprises, Ltd.	133,913	1,760,747
	Malam—Team, Ltd.	276	49,815
	Matrix IT, Ltd.	221,443	5,068,078
	Maytronics, Ltd.	285,819	4,358,234
# *	Mediterranean Towers, Ltd.	389,107	819,477
#	Mega Or Holdings, Ltd.	81,523	2,104,273
# *	Mehadrin, Ltd.	3,072	123,105
	Meitav Dash Investments, Ltd.	125,156	489,949
	Menora Mivtachim Holdings, Ltd.	183,680	2,473,801
*	Migdal Insurance & Financial Holdings, Ltd.	2,542,729	1,994,446
*	Minrav Holdings, Ltd.	263	34,015
#	Mivne Real Estate KD, Ltd.	608,512	1,163,706
# *	Mivtach Shamir Holdings, Ltd.	24,697	596,561
	Mizrahi Tefahot Bank, Ltd.	34,083	664,626
# *	Naphtha Israel Petroleum Corp., Ltd.	244,337	953,451
# *	Nawi Brothers, Ltd.	116,369	530,777
	Neto ME Holdings, Ltd.	9,545	437,840
*	Nova Measuring Instruments, Ltd.	183,116	10,393,109
	NR Spuntech Industries, Ltd.	76,176	249,596
	Oil Refineries, Ltd.	9,609,294	1,720,844
	One Software Technologies, Ltd.	2,082	182,388
#	OPC Energy, Ltd.	51,779	511,961
*	Partner Communications Co., Ltd.	806,477	3,153,813
#	Paz Oil Co., Ltd.	60,870	5,627,487
*	Perion Network, Ltd.	29,950	209,424
*	Phoenix Holdings, Ltd. (The)	595,683	3,122,395
	Plasson Industries, Ltd.	20,585	886,257
*	Pluristem Therapeutics, Inc.	3,536	32,298
#	Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	51,193	3,326,468
*	Scope Metals Group, Ltd.	47,147	852,703
*	Shikun & Binui, Ltd.	943,116	4,391,312
#	Shufersal, Ltd.	426,039	3,206,552
#	Summit Real Estate Holdings, Ltd.	215,385	1,876,869
*	Suny Cellular Communication, Ltd.	473,129	140,622
#	Tadiran Holdings, Ltd.	15,407	1,014,649
#	YH Dimri Construction & Development, Ltd.	10,575	313,837

TOTAL ISRAEL			157,034,907

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
ITALY — (7.9%)
	A2A SpA	9,873,712	$12,539,507
	ACEA SpA	377,888	7,502,518
# *	Aeffe SpA	198,906	160,621
*	Amplifon SpA	120,427	4,378,449
Ω	Anima Holding SpA	2,104,654	7,885,655
# *	Aquafil SpA	77,554	285,008
*	Arnoldo Mondadori Editore SpA	884,755	1,139,973
	Ascopiave SpA	474,229	1,644,656
# *	Autogrill SpA	871,040	3,264,940
*	Autostrade Meridionali SpA	3,917	72,491
*	Avio SpA	104,775	1,486,618
	Azimut Holding SpA	742,592	12,517,326
*	B&C Speakers SpA	19,155	176,995
# *	Banca Carige SpA	148,414,098	48,398
* Ω	Banca Farmafactoring SpA	754,049	3,478,871
*	Banca Generali SpA	362,225	10,314,082
*	Banca IFIS SpA	158,376	1,270,449
# *	Banca Monte dei Paschi di Siena SpA	213,039	257,197
*	Banca Popolare di Sondrio SCPA	3,017,495	5,303,856
# *	Banca Profilo SpA	1,814,636	404,007
#*Ω	Banca Sistema SpA	379,814	626,934
# *	Banco BPM SpA	9,217,317	16,697,140
*	Banco di Desio e della Brianza SpA	238,796	522,310
	BasicNet SpA	150,020	501,363
	Be Shaping The Future SpA	533,191	653,795
*	Biesse SpA	58,060	1,003,404
# *	BPER Banca	6,105,132	7,253,744
# *	Brunello Cucinelli SpA	247,094	7,419,301
	Buzzi Unicem SpA	4,665	66,152
	Buzzi Unicem SpA	619,867	13,412,551
# *	Cairo Communication SpA	311,756	367,390
Ω	Carel Industries SpA	1,744	32,431
# *	Carraro SpA	102,068	133,785
	Cementir Holding NV	333,699	2,125,388
*	Cerved Group SpA	1,348,374	9,540,793
*	CIR SpA-Compagnie Industriali	5,326,857	2,321,837
*	Credito Emiliano SpA	539,334	2,124,977
*	Credito Valtellinese SpA	409,480	2,946,657
*	d’Amico International Shipping SA	1,821,713	169,894
	Danieli & C Officine Meccaniche SpA	36,955	334,378
#	Danieli & C Officine Meccaniche SpA	102,606	1,471,209
	Datalogic SpA	61,820	712,205
*	De’ Longhi SpA	387,895	12,405,544
	DeA Capital SpA	736,902	861,990
# *	Elica SpA	188,933	560,880
*	Emak SpA	388,913	369,699
Ω	Enav SpA	646,710	2,244,061
	ERG SpA	375,194	8,497,087
*	Esprinet SpA	221,349	1,882,211
# *	Eurotech SpA	216,751	832,471
	Falck Renewables SpA	127,793	692,993
#	Fiera Milano SpA	107,924	242,962
# *	Fila SpA	142,640	1,024,431
# *	Fincantieri SpA	3,504,948	1,966,701
#	Finmatica SpA	5,960	0
*	FNM SpA	1,412,345	757,046
# *	Freni Brembo SpA	1,042,640	10,833,125
# *	Gefran SpA	35,925	171,566
# *	Geox SpA	528,388	288,364

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
ITALY — (Continued)
	Gruppo MutuiOnline SpA	164,315	$4,140,713
*	Guala Closures SpA	56,729	424,058
	Hera SpA	4,939,246	15,514,784
	Illimity Bank SpA	139,513	1,260,471
*	IMA Industria Macchine Automatiche SpA	126,942	9,987,116
*	IMMSI SpA	1,038,472	399,427
# *	Intek Group SpA	1,885,608	622,903
	Interpump Group SpA	311,620	11,770,340
	Iren SpA	4,259,847	9,667,113
	Italgas SpA	3,402,703	19,663,311
	Italmobiliare SpA	76,176	2,461,142
# *	IVS Group SA	58,424	283,318
# *	Juventus Football Club SpA	2,997,765	2,550,593
	La Doria SpA	87,297	1,279,469
#	Leonardo SpA	600,493	2,863,235
	LU-VE SpA	5,064	73,987
# *	Maire Tecnimont SpA	977,846	1,323,903
#	Mariella Burani Fashion Group S.p.A	22,744	0
*	MARR SpA	74,598	1,009,900
Ω	Massimo Zanetti Beverage Group SpA	57,150	334,992
# *	Mediaset SpA	3,709,525	6,307,264
	Mediobanca Banca di Credito Finanziario SpA	9,137	64,870
# *	Mondo TV SpA	38,811	63,804
	Openjobmetis SpA agenzia per il lavoro.	63,025	347,805
#*Ω	OVS SpA	1,173,731	1,058,326
	Piaggio & C SpA	1,243,896	3,394,753
#*Ω	Pirelli & C SpA	2,304,139	9,607,091
# *	Prima Industrie SpA	32,067	403,501
	Prysmian SpA	614,980	16,735,081
Ω	RAI Way SpA	552,918	3,367,897
	Reno de Medici SpA	1,173,753	1,266,681
	Reply SpA	147,531	15,850,257
# *	Rizzoli Corriere Della Sera Mediagroup SpA	1,063,177	563,118
	Sabaf SpA	49,948	685,998
	SAES Getters SpA	5,611	128,232
# *	Safilo Group SpA	233,748	138,024
#	Saipem SpA	3,876,239	6,829,438
# *	Salvatore Ferragamo SpA	247,504	3,192,750
# *	Saras SpA	3,650,103	1,870,226
	Servizi Italia SpA	62,874	150,160
*	Sesa SpA	49,781	4,664,029
# *	Societa Cattolica di Assicurazioni SC.	779,964	3,856,462
# *	Sogefi SpA	332,859	342,380
	SOL SpA	161,642	2,126,397
	Tamburi Investment Partners SpA	824,569	5,141,920
* Ω	Technogym SpA	631,612	4,697,344
*	Tinexta S.p.A	122,766	2,637,967
# *	Tod’s SpA	63,640	1,340,656
*	TXT e-solutions SpA	43,931	378,647
* Ω	Unieuro SpA	66,937	807,026
*	Unipol Gruppo SpA	3,109,522	11,342,159
	UnipolSai Assicurazioni SpA	49,634	115,274
#	Webuild SpA	1,282,257	1,373,765
	Zignago Vetro SpA	187,970	2,713,282

TOTAL ITALY			387,393,745

NETHERLANDS — (6.6%)
	Aalberts NV	714,897	23,984,157
*	Accell Group NV	144,227	3,894,718

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
NETHERLANDS — (Continued)
	AFC Ajax NV	13,955	$252,252
# *	Altice Europe NV	3,929,414	19,319,574
*	Altice Europe NV, Class B	143,350	707,758
	AMG Advanced Metallurgical Group NV	184,488	3,320,935
	Amsterdam Commodities NV	119,479	2,489,958
	APERAM SA	379,216	10,176,890
# *	Arcadis NV	526,518	12,234,689
	ASM International NV	42,089	6,011,606
	ASR Nederland NV	873,857	26,517,609
*Ω	Basic-Fit NV	181,929	4,414,015
	BE Semiconductor Industries NV	529,783	21,346,926
*	Beter Bed Holding NV	10,924	46,991
*	Boskalis Westminster	600,774	12,080,737
# *	Brunel International NV	155,477	1,102,315
	Corbion NV	416,939	18,936,387
Ω	Flow Traders.	223,910	7,339,254
	ForFarmers NV	214,677	1,255,047
# *	Fugro NV	554,580	2,116,437
* Ω	GrandVision NV	173,216	4,815,171
# *	Heijmans NV	146,628	1,242,664
*	Hunter Douglas NV	25,613	1,478,968
	IMCD NV	357,089	41,329,836
# Ω	Intertrust NV	466,539	7,233,648
*	Kendrion NV	96,440	1,731,175
*	Koninklijke BAM Groep NV	1,844,053	2,285,250
* Ω	Lucas Bols NV	23,064	197,372
	Nedap N.V	33,400	1,735,555
*	OCI NV	327,478	3,920,488
*	Ordina NV	625,125	1,682,487
*	PostNL NV	3,372,376	11,185,237
	SBM Offshore NV	1,312,499	21,210,222
# *	SIF Holding NV	34,182	586,915
* Ω	Signify NV	780,137	27,691,217
*	Sligro Food Group NV	166,461	2,381,452
#	SNS NV	705,718	0
	TKH Group NV	267,721	8,620,282
*	TomTom NV	483,754	3,250,277
	Van Lanschot Kempen NV	76,871	1,538,599

TOTAL NETHERLANDS			321,665,070

NORWAY — (2.0%)
	ABG Sundal Collier Holding ASA	2,446,501	1,305,507
	AF Gruppen ASA	68,590	1,114,488
# *	Akastor ASA	914,532	660,213
*	Aker Carbon Capture A/S	112,117	82,679
# *	Aker Solutions ASA	1,005,785	984,156
	American Shipping Co. ASA	236,690	689,008
*	Archer, Ltd.	8,164	1,840
*	ArcticZymes Technologies ASA	3,238	20,248
	Arendals Fossekompani A.S.	90	37,705
*	Asetek A/S	1,176	9,542
*	Atea ASA	529,509	6,152,261
	Austevoll Seafood ASA	437,677	2,981,238
# Ω	Avance Gas Holding, Ltd.	393,737	1,124,304
# *	Axactor SE	698,332	534,653
*	B2Holding ASA	1,451,568	945,908
	Bonheur ASA	146,347	3,096,070
# *	Borr Drilling Ltd.	58,749	22,906
	Borregaard ASA	743,872	9,964,679

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
NORWAY — (Continued)
# *	BW Energy, Ltd.	205,065	$317,841
Ω	BW LPG, Ltd.	662,186	2,899,062
	BW Offshore, Ltd.	759,145	1,826,866
* Ω	Crayon Group Holding ASA	890	9,865
#	DNO ASA	3,329,878	1,384,804
Ω	Elkem ASA	5,249	11,164
Ω	Europris ASA	1,186,781	6,168,699
Ω	Fjordkraft Holding ASA	1,127	9,282
#	FLEX LNG, Ltd.	196,666	1,265,876
#	Frontline, Ltd.	521,534	2,894,413
#	Golden Ocean Group, Ltd.	176,309	573,196
#	Grieg Seafood ASA	346,230	2,448,902
# *	Hexagon Composites ASA	640,597	2,931,906
#	Hoegh LNG Holdings, Ltd.	182,037	214,819
*	IDEX Biometrics ASA	506,708	84,530
	Itera ASA	10,713	15,223
	Kitron ASA	5,831	10,533
# *	Kongsberg Automotive ASA	17,439,468	335,052
*	Kvaerner ASA	1,204,493	938,212
*	Nordic Nanovector ASA	328,770	480,277
# *	Nordic Semiconductor ASA	1,018,555	10,713,738
	Norway Royal Salmon ASA	92,975	1,998,434
*	Norwegian Finans Holding ASA	671,029	4,835,526
	Norwegian Property ASA	43,744	51,428
# *	NRC Group ASA	6,559	13,773
#	Ocean Yield ASA	388,657	864,195
# *	Odfjell Drilling, Ltd.	610,141	642,827
*	Odfjell SE, Class A	137,586	302,868
*	Olav Thon Eiendomsselskap ASA	118,760	1,652,306
# *	Otello Corp. ASA	571,363	1,153,935
*	Panoro Energy ASA	43,655	41,430
*	PGS ASA	2,380,755	592,055
*	PhotoCure ASA	22,827	189,106
# *	Protector Forsikring ASA	438,078	2,077,877
# *	REC Silicon ASA	1,473,908	1,573,923
* Ω	Sbanken ASA	486,979	3,105,267
	Selvaag Bolig ASA	309,083	1,541,731
*	Solon Eiendom ASA	56,855	191,166
*	SpareBank 1 SR-Bank ASA	6,864	54,740
#	Stolt-Nielsen, Ltd.	195,297	1,806,022
*	Subsea 7 SA	77,590	515,310
	TGS NOPEC Geophysical Co. ASA	12,586	116,114
	Treasure ASA	314,079	510,999
*	Veidekke ASA	712,897	8,216,089
# *	Wallenius Wilhelmsen ASA	401,589	766,274
	Wilh Wilhelmsen Holding ASA, Class A	68,304	1,011,462
* Ω	XXL ASA	631,470	1,443,256

TOTAL NORWAY			100,529,778

PORTUGAL — (0.7%)
#	Altri SGPS SA	537,332	2,077,242
# *	Banco Comercial Portugues SA, Class R	53,094,081	4,668,991
*	Banco Espirito Santo SA	4,777,921	0
*	CTT-Correios de Portugal SA	767,322	1,877,425
*	Ibersol SGPS SA	35,043	150,025
# *	Mota-Engil SGPS SA	641,747	820,518
#	Navigator Co. SA (The)	1,820,852	4,011,889
#	NOS SGPS SA	1,732,873	5,955,485
#	Novabase SGPS SA	72,649	267,921

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
PORTUGAL — (Continued)
	REN—Redes Energeticas Nacionais SGPS SA	3,006,659	$7,897,236
	Semapa-Sociedade de Investimento e Gestao	166,209	1,249,171
	Sonae SGPS SA	6,699,002	3,948,589

TOTAL PORTUGAL			32,924,492

SPAIN — (5.2%)
	Acciona SA	173,951	17,575,410
*	Acerinox SA	1,140,518	9,053,750
	ACS Actividades de Construccion y Servicios SA	1,154	27,431
# *	Adveo Group International SA	84,445	8,940
	Alantra Partners SA	70,405	900,111
	Almirall SA	424,745	4,543,034
# *	Amper SA	5,396,257	1,099,266
*	Applus Services SA	911,014	7,140,974
#	Atresmedia Corp. de Medios de Comunicacion SA	545,239	1,429,117
*	Azkoyen SA	67,253	319,687
	Banco de Sabadell SA	24,460,882	7,485,233
	Bankia SA	6,339,451	7,798,653
	Bankinter SA	3,802,314	14,289,644
# *	Caja de Ahorros del Mediterraneo.	116,412	0
	Cia de Distribucion Integral Logista Holdings SA	336,921	5,688,386
	CIE Automotive SA	424,373	8,305,177
*	Construcciones y Auxiliar de Ferrocarriles SA	129,621	4,106,611
*	Distribuidora Internacional de Alimentacion SA	207,031	27,164
	Ebro Foods SA	531,944	11,910,185
# *	eDreams ODIGEO SA	424,956	1,099,815
	Elecnor SA	200,108	2,042,444
	Enagas SA	611,296	13,194,073
# *	Ence Energia y Celulosa SA	988,129	2,207,133
	Ercros SA	649,327	1,347,592
Ω	Euskaltel SA	548,865	5,218,706
	Faes Farma SA	1,930,108	7,273,768
	Fluidra SA	324,873	5,870,203
	Fomento de Construcciones y Contratas SA	348,032	2,945,455
Ω	Gestamp Automocion SA	294,399	900,269
Ω	Global Dominion Access SA	695,411	2,473,936
	Grupo Catalana Occidente SA	271,298	6,258,873
#	Grupo Empresarial San Jose SA	151,317	707,433
# *	Grupo Ezentis SA	1,629,459	435,871
	Iberpapel Gestion SA	47,911	886,393
# *	Indra Sistemas SA	856,710	5,137,828
*	Laboratorios Farmaceuticos Rovi SA	72,954	2,601,895
*	Liberbank SA	12,554,267	3,359,440
	Mapfre SA	39,935	60,255
*	Mediaset Espana Comunicacion SA	1,072,499	3,585,594
*	Melia Hotels International SA	715,232	2,650,783
* Ω	Metrovacesa S.A.	12,162	68,560
	Miquel y Costas & Miquel SA	142,055	1,944,717
* Ω	Neinor Homes SA	23,589	284,784
# *	Obrascon Huarte Lain SA	905,725	609,142
#	Pharma Mar SA	109,560	14,708,109
	Prim SA	39,523	409,792
*	Promotora de Informaciones SA, Class A	2,035,799	1,521,161
#	Prosegur Cia de Seguridad SA	1,677,108	3,841,513
*	Quabit Inmobiliaria SA	576,617	219,185
*	Realia Business SA	1,667,905	1,186,267
	Renta 4 Banco SA	442	3,349
#	Sacyr SA	3,012,849	5,123,671
*	Solaria Energia y Medio Ambiente SA	395,783	7,700,245

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
SPAIN — (Continued)
* Ω	Talgo SA	612,943	$2,181,213
*	Tecnicas Reunidas SA	195,397	1,566,903
# *	Tubacex SA	751,753	831,721
* Ω	Unicaja Banco SA	2,602,289	1,666,307
	Vidrala SA	117,537	11,225,509
	Viscofan SA	280,336	18,926,325
*	Vocento SA	352,577	259,714
	Zardoya Otis SA	1,131,276	6,910,920

TOTAL SPAIN.			253,155,639

SWEDEN — (8.6%)
Ω	AcadeMedia AB	409,206	3,293,056
*	Adapteo Oyj	280,480	2,576,203
*	AddLife AB, Class B	219,380	3,296,654
*	AddNode Group AB	84,058	2,074,249
	AddTech AB, Class B	1,321,884	14,608,239
*	AF Poyry AB	595,413	13,605,485
# Ω	Alimak Group AB	253,043	3,113,101
* Ω	Ambea AB	53,235	299,302
*	Arise AB	39,939	154,411
	Arjo AB, Class B	927,443	6,592,817
#	Atrium Ljungberg AB, Class B	244,368	3,947,794
* Ω	Attendo AB	680,729	3,119,153
	Avanza Bank Holding AB	651,151	12,402,021
	Beijer Alma AB	281,601	3,673,586
*	Beijer Electronics Group AB	93,898	369,607
	Bergman & Beving AB	193,579	1,741,208
	Besqab AB	21,962	316,567
	Betsson AB	977,562	7,448,547
*	Bilia AB, Class A	653,084	8,687,060
	BillerudKorsnas AB	363,381	5,676,401
	BioGaia AB, Class B	122,544	5,815,016
*	Biotage AB	390,521	6,504,844
*	Bjorn Borg AB	13,009	21,736
*	Bonava AB, Class B	458,773	3,565,247
Ω	Bravida Holding AB	955,458	11,016,406
*	Bufab AB	215,726	3,214,638
*	Bulten AB	117,488	984,404
	Bure Equity AB	449,636	13,047,388
*	Byggmax Group AB	356,302	1,760,745
	Catena AB	152,830	6,220,096
# *	Catena Media P.L.C.	51,578	175,995
*	Cavotec SA	79,682	165,873
*	Clas Ohlson AB, Class B	148,783	1,316,474
*	Cloetta AB, Class B	1,643,220	3,862,253
# *	Collector AB	134,446	217,469
*	Concentric AB	355,701	5,893,680
* Ω	Coor Service Management Holding AB	270,442	1,737,698
#	Corem Property Group AB, Class B	163,626	316,845
	Dios Fastigheter AB	850,608	5,955,642
* Ω	Dometic Group AB	563,465	6,090,761
*	Doro AB	155,569	726,403
*	Duni AB	220,953	1,933,921
Ω	Dustin Group AB	436,502	2,776,009
	Eastnine AB	126,421	1,555,731
*	Elanders AB, Class B	54,920	496,999
*	Electrolux Professional AB, Class B	2,810	10,593
* Ω	Eltel AB	206,068	478,992
# *	Enea AB	102,697	1,835,825

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
SWEDEN — (Continued)
# *	eWork Group AB	32,666	$268,410
*	Fagerhult AB	293,570	1,327,301
	FastPartner AB, Class A	1,130	9,369
# *	Fenix Outdoor International AG	19,372	2,009,582
# *	Fingerprint Cards AB, Class B	634,700	1,070,508
	G5 Entertainment AB	497	21,988
# *	Granges AB	582,272	5,252,181
*	Gunnebo AB	247,275	687,962
*	Haldex AB	276,371	1,126,489
	Heba Fastighets AB, Class B	133,938	1,564,479
*	Hexpol AB	147,016	1,294,825
*	HMS Networks AB	115,458	2,528,807
# * Ω	Hoist Finance AB	461,349	1,647,689
*	Humana AB	93,965	558,854
*	IAR Systems Group AB	1,213	18,334
	Instalco AB	516	11,452
# *	International Petroleum Corp.	61,606	97,912
	INVISIO AB	555	9,985
*	Inwido AB	457,409	4,840,279
	JM AB	497,581	14,370,072
	Kindred Group P.L.C.	1,200,537	9,132,663
#	Klovern AB, Class B	3,954,547	6,025,839
*	KNOW IT AB	200,518	5,486,014
	Kungsleden AB	1,438,162	12,203,954
	Lagercrantz Group AB, Class B	1,394,313	8,593,801
	LIME TECHNOLOGIES AB	405	13,805
	Lindab International AB	603,188	9,311,747
*	Loomis AB	258,214	5,759,153
*	Medivir AB, Class B	51,327	81,119
*	Mekonomen AB	269,960	2,617,926
#	Millicom International Cellular SA	11,648	342,092
	MIPS AB	248	10,669
*	Modern Times Group MTG AB, Class B	358,340	4,772,559
*	Momentum Group AB, Class B	181,444	2,490,804
	Mycronic AB	407,447	8,596,551
*	NCC AB, Class B	112,716	1,796,400
*	Nederman Holding AB	29,566	397,929
*	Net Insight AB, Class B	1,178,944	242,765
*	New Wave Group AB, Class B	426,925	1,926,109
*	Nobia AB	852,732	5,139,762
* Ω	Nobina AB	732,991	4,019,460
*	Nolato AB, Class B	159,009	13,225,744
*	Nordic Entertainment Group AB, Class B	53,518	1,910,476
* Ω	Nordic Waterproofing Holding A.S.	66,304	910,125
	NP3 Fastigheter AB	152,387	1,775,905
*	Nyfosa AB	1,249,698	10,332,794
*	OEM International AB, Class B	46,319	1,408,986
*	Pandox AB	103,309	1,031,389
*	Peab AB, Class B	620,593	5,743,584
	Platzer Fastigheter Holding AB, Class B	249,458	2,389,983
	Pricer AB, Class B	892,974	2,668,294
*	Proact IT Group AB	61,875	1,472,321
# *	Qliro AB	70,318	264,728
# *	Qliro Group AB	703,184	498,780
	Ratos AB, Class B	1,526,547	5,561,721
# *	RaySearch Laboratories AB	163,313	1,382,482
*	Recipharm AB, Class B	455,455	7,334,167
Ω	Resurs Holding AB	622,116	2,844,033
	Rottneros AB	672,020	602,464

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
SWEDEN — (Continued)
# *	SAS AB	1,278,841	$224,907
# *	SAS AB	11,509,569	1,264,987
*	Scandi Standard AB	397,762	2,692,992
	Sectra AB, Class B	111,168	6,773,507
*	Semcon AB	118,592	853,863
*	Sensys Gatso Group AB	2,498,845	382,827
#	SkiStar AB	312,431	3,502,076
# *	Systemair AB	88,489	2,484,701
	Tethys Oil AB	41,133	171,727
* Ω	Thule Group AB	295,568	9,670,550
	Troax Group AB	210,818	3,436,286
*	VBG Group AB, Class B	26,108	410,387
	Wihlborgs Fastigheter AB	796,443	14,355,437

TOTAL SWEDEN			419,952,966

SWITZERLAND — (15.2%)
	Allreal Holding AG	113,917	24,127,535
	ALSO Holding AG	43,335	10,138,939
*	ams AG	1,516,165	32,463,632
*	APG SGA SA	8,640	1,681,123
*	Arbonia AG	345,865	3,840,031
# *	Aryzta AG	6,340,320	3,182,371
*	Ascom Holding AG	185,628	2,225,595
*	Autoneum Holding AG	21,144	2,617,552
	Bachem Holding AG, Class B	3,642	1,472,276
	Banque Cantonale de Geneve.	9,528	1,699,892
*	Banque Cantonale du Jura SA	4,071	224,379
	Banque Cantonale Vaudoise.	75,290	7,295,618
*	Basilea Pharmaceutica AG	210	10,202
	Belimo Holding AG	3,028	22,518,341
	Bell Food Group AG	14,524	3,681,693
	Bellevue Group AG	57,974	1,524,050
	Berner Kantonalbank AG	28,933	6,583,883
	BKW AG	153,128	15,210,916
	Bobst Group SA	65,642	3,158,384
	Bossard Holding AG, Class A	43,180	7,014,930
	Bucher Industries AG	54,197	20,894,138
	Burckhardt Compression Holding AG	541	135,451
	Burkhalter Holding AG	28,978	1,863,319
*	Calida Holding AG	32,749	979,051
# *	Carlo Gavazzi Holding AG	2,982	487,891
	Cembra Money Bank AG	187,433	20,824,503
	Cicor Technologies, Ltd.	14,897	671,410
	Cie Financiere Tradition SA	10,661	1,227,708
#	Clariant AG	249,867	4,286,645
	Coltene Holding AG	25,850	1,993,941
	Comet Holding AG	101	14,199
	Conzzeta AG	9,616	9,692,718
	Daetwyler Holding AG	25,033	5,600,376
	DKSH Holding AG	225,777	14,526,510
	dormakaba Holding AG	24,057	11,061,243
# *	Dottikon Es Holding AG	143	184,007
# *	Dufry AG	399,743	15,094,678
	EFG International AG	675,982	3,665,523
	Emmi AG	15,057	14,222,838
	Energiedienst Holding AG	82,946	2,424,246
# *	Evolva Holding SA	3,349,123	750,080
# *	Feintool International Holding AG	16,000	820,742
*	Flughafen Zurich AG	126,351	17,051,491

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
SWITZERLAND — (Continued)
	Forbo Holding AG	8,604	$13,173,515
Ω	Galenica AG	28,866	1,820,345
# *	GAM Holding AG	1,195,762	1,932,575
	Georg Fischer AG	31,470	31,786,184
	Gurit Holding AG	3,022	6,329,077
	Helvetia Holding AG	218,900	17,164,641
*	Hiag Immobilien Holding AG	19,720	2,000,405
# *	HOCHDORF Holding AG	6,697	422,933
	Huber & Suhner AG	94,378	6,806,062
	Hypothekarbank Lenzburg AG	6	28,173
	Implenia AG	126,765	2,542,554
*	Ina Invest Holding AG	25,352	471,303
	Inficon Holding AG	14,600	10,720,053
	Interroll Holding AG	4,787	12,861,849
	Intershop Holding AG	10,283	6,305,516
	Investis Holding SA	3,673	352,227
# *	Jungfraubahn Holding AG	17,432	1,932,505
	Kardex Holding AG	47,102	8,316,329
# *	Komax Holding AG	24,346	4,409,703
#	Kudelski SA	229,865	811,458
*	Landis & Gyr Group AG	33,447	1,867,991
# *	Lastminute.com NV	23,689	404,095
	LEM Holding SA	3,808	6,902,862
	Liechtensteinische Landesbank AG	63,994	3,612,353
	Luzerner Kantonalbank AG	19,960	8,494,118
*	MCH Group AG	3,068	44,053
*	Meier Tobler Group AG	45,826	456,838
	Metall Zug AG	1,082	1,337,041
# *	Meyer Burger Technology AG	2,931,882	784,109
*	Mikron Holding AG	8,692	44,064
	Mobilezone Holding AG	279,877	2,621,454
	Mobimo Holding AG	55,872	16,146,111
	OC Oerlikon Corp. AG	1,609,083	11,200,630
# *	Orascom Development Holding AG	93,520	811,520
#	Orell Fuessli AG	5,028	498,187
	Orior AG	37,151	2,708,301
	Phoenix Mecano AG	4,472	2,031,904
	Plazza AG, Class A	7,247	2,276,067
	PSP Swiss Property AG	326,804	39,519,077
	Rieter Holding AG	20,000	1,722,265
	Romande Energie Holding SA	2,625	3,227,957
#	Schaffner Holding AG	3,363	704,007
	Schweiter Technologies AG	7,099	9,695,377
	Schweizerische Nationalbank.	23	111,439
* Ω	Sensirion Holding AG	229	12,604
	SFS Group AG	124,609	11,631,590
	Siegfried Holding AG	30,001	18,993,894
	SIG Combibloc Group AG	226,009	4,648,728
	St Galler Kantonalbank AG	17,241	7,275,603
	Sulzer AG	136,230	9,970,990
*	Sunrise Communications Group AG	271,523	32,543,081
#	Swiss Prime Site AG	42,985	3,616,325
# *	Swiss Steel Holding AG	3,310,891	631,960
	Swissquote Group Holding SA	77,115	6,140,465
	Thurgauer Kantonalbank	3,152	355,771
# *	Tornos Holding AG	26,632	106,124
	TX Group AG	17,190	1,203,478
	u-blox Holding AG	46,720	2,348,623
	Valiant Holding AG	106,532	8,547,069

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
SWITZERLAND — (Continued)
*	Valora Holding AG	27,553	$3,933,366
Ω	VAT Group AG	205,035	38,467,620
#	Vaudoise Assurances Holding SA	6,710	3,260,018
*	Vetropack Holding AG	64,600	3,603,374
*	Von Roll Holding AG	378,198	280,284
	Vontobel Holding AG	223,125	13,693,048
	VP Bank AG	24,056	2,729,180
	VZ Holding AG	90,005	7,563,395
*	V-ZUG Holding AG	10,820	824,007
	Walliser Kantonalbank.	18,991	2,226,505
	Warteck Invest AG	27	66,865
	Ypsomed Holding AG	7,378	917,434
	Zehnder Group AG	82,191	3,930,932
	Zug Estates Holding AG, Class B	1,178	2,454,651
	Zuger Kantonalbank AG	700	4,827,798

TOTAL SWITZERLAND			743,358,059

UNITED KINGDOM — (0.0%)
	C&C Group P.L.C.	0	0
	Just Eat Takeaway.com NV	0	0

TOTAL UNITED KINGDOM			0

TOTAL COMMON STOCKS			4,533,834,693

PREFERRED STOCKS — (0.9%)

GERMANY — (0.9%)
	Biotest AG	100,615	3,024,159
	Draegerwerk AG & Co. KGaA	60,431	4,855,558
	Fuchs Petrolub SE	274,048	14,105,613
	Jungheinrich AG	366,703	13,332,259
	Sixt SE	116,451	5,513,605
	STO SE & Co. KGaA	13,696	1,713,213
	Villeroy & Boch AG	49,772	718,999

TOTAL GERMANY			43,263,406

RIGHTS/WARRANTS — (0.0%)

FRANCE — (0.0%)
# *	Technicolor SA 9/22/24	53,357	4,394

ISRAEL — (0.0%)
	Arko Holdings, Ltd. Rights 05/10/20	0	0

ITALY — (0.0%)
# *	Banca Monte dei Paschi di Siena SpA Rights 11/21/20	213,039	0
*	Cattolica Assicurazioni Rights 11/26/20	1,070,747	0

TOTAL ITALY			0

NORWAY — (0.0%)
	XXL ASA Rights 05/28/20	0	0

SPAIN — (0.0%)
*	Vidrala SA Rights 11/5/20	117,537	560,562

TOTAL RIGHTS/WARRANTS			564,956

TOTAL INVESTMENT SECURITIES (Cost $4,362,167,478)			4,577,663,055

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
SECURITIES LENDING COLLATERAL — (6.6%)
@ §	The DFA Short Term Investment Fund	28,037,153	$324,417,899

TOTAL INVESTMENTS — (100.0%) (Cost $4,686,535,113)			$4,902,080,954

BAM	BuildAmerica Mutual
P.L.C.	Public Limited Company
SA	Special Assessment
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
Ω

Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	—	$151,369,211	—	$151,369,211
Belgium	—	152,889,016	—	152,889,016
Denmark	—	283,996,140	—	283,996,140
Finland	—	319,013,103	—	319,013,103
France	—	496,301,404	—	496,301,404
Germany	$10,245,361	678,399,673	—	688,645,034
Ireland	—	25,606,129	—	25,606,129
Israel	588,399	156,446,508	—	157,034,907
Italy	—	387,393,745	—	387,393,745
Netherlands	—	321,665,070	—	321,665,070
Norway	82,679	100,447,099	—	100,529,778
Portugal	—	32,924,492	—	32,924,492
Spain	—	253,155,639	—	253,155,639
Sweden	1,529,715	418,423,251	—	419,952,966
Switzerland	32,543,081	710,814,978	—	743,358,059
Preferred Stocks
Germany	—	43,263,406	—	43,263,406
Rights/Warrants
France	—	4,394	—	4,394
Spain	—	560,562	—	560,562
Securities Lending Collateral	—	324,417,899	—	324,417,899

TOTAL	$44,989,235	$4,857,091,719	—	$4,902,080,954

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value»
COMMON STOCKS — (86.8%)
COMMUNICATION SERVICES — (1.1%)
*	AcuityAds Holdings, Inc.	6,000	$20,311
# *	Aimia, Inc.	805,975	2,093,127
#	Cineplex, Inc.	308,311	1,177,890
#	Cogeco Communications, Inc.	45,428	3,164,241
#	Cogeco, Inc.	27,419	1,639,830
#	Corus Entertainment, Inc., Class B	997,219	2,634,700
*	Glacier Media, Inc.	2,995	517
	MDF Commerce, Inc.	21,970	157,482
*	TeraGo, Inc.	2,400	12,160
# *	WildBrain, Ltd.	729,363	903,287
	Yellow Pages, Ltd.	105,820	1,004,746

TOTAL COMMUNICATION SERVICES			12,808,291

CONSUMER DISCRETIONARY — (5.5%)
*	Aritzia, Inc.	427,638	6,458,062
#	AutoCanada, Inc.	139,673	2,110,349
	BMTC Group, Inc.	20,581	138,257
#	BRP, Inc.	133,511	7,211,177
	BRP, Inc.	4,149	223,839
# *	Canada Goose Holdings, Inc.	30,280	944,332
# *	Canada Goose Holdings, Inc.	161,929	5,048,946
*	Dorel Industries, Inc., Class B	133,076	1,437,337
	Exco Technologies, Ltd.	164,124	874,638
	Gamehost, Inc.	83,699	268,254
#	Gildan Activewear, Inc.	90,984	1,889,738
# *	Great Canadian Gaming Corp.	428,062	7,309,473
*	Intertain Group, Ltd. (The)	70,628	625,291
	Leon’s Furniture, Ltd.	171,679	2,395,491
	Linamar Corp.	216,634	7,081,296
	Martinrea International, Inc.	518,668	3,904,706
#	MTY Food Group, Inc.	81,414	2,318,447
#	Park Lawn Corp.	121,994	2,573,018
	Pizza Pizza Royalty Corp.	156,674	978,404
# *	Points International, Ltd.	50,316	510,600
*	Points International, Ltd.	11,831	118,902
	Pollard Banknote, Ltd.	25,700	400,266
	Recipe Unlimited Corp.	76,777	649,461
	Reitmans Canada, Ltd., Class A	125,155	10,803
#	Sleep Country Canada Holdings, Inc.	160,435	2,734,729
*	Spin Master Corp.	109,740	2,222,311
	Uni-Select, Inc.	193,659	885,223
*	Zenith Capital Corp.	111,820	6,798

TOTAL CONSUMER DISCRETIONARY			61,330,148

CONSUMER STAPLES — (5.2%)
# *	Alcanna, Inc.	131,061	479,072
	Andrew Peller, Ltd., Class A	168,200	1,311,715
#	Clearwater Seafoods, Inc.	104,195	563,872
	Corby Spirit and Wine, Ltd.	87,267	974,655
#	High Liner Foods, Inc.	89,880	572,080
#	Jamieson Wellness, Inc.	275,646	7,973,727
	KP Tissue, Inc.	45,700	399,270
	Lassonde Industries, Inc., Class A	17,800	2,030,774
#	Maple Leaf Foods, Inc.	355,793	6,478,675

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
CONSUMER STAPLES — (Continued)
*	Mav Beauty Brands, Inc.	7,000	$20,333
#	North West Co., Inc. (The)	319,480	7,877,293
#	Premium Brands Holdings Corp.	182,482	13,017,405
	Primo Water Corp.	96,682	1,211,426
	Primo Water Corp.	813,424	10,196,038
#	Rogers Sugar, Inc.	712,254	2,534,027
*	SunOpta, Inc.	291,540	1,995,680
# *	Village Farms International, Inc.	21,817	100,873
*	Village Farms International, Inc.	20,293	94,362

TOTAL CONSUMER STAPLES			57,831,277

ENERGY — (11.4%)
# *	Advantage Oil & Gas, Ltd.	918,066	1,515,984
# *	Africa Oil Corp.	1,333,299	900,675
	ARC Resources, Ltd.	2,215,726	10,909,827
# *	Athabasca Oil Corp.	2,252,410	194,421
# *	Baytex Energy Corp.	2,263,234	671,003
#	Birchcliff Energy, Ltd.	1,330,199	1,897,004
	Cameco Corp.	209,026	1,986,241
#	Cameco Corp.	682,775	6,493,190
#	Canacol Energy, Ltd.	930,761	2,521,992
#	Cardinal Energy, Ltd.	245,096	75,425
#	Cenovus Energy, Inc.	16,205	53,152
#	CES Energy Solutions Corp.	1,255,351	603,036
	Computer Modelling Group, Ltd.	464,145	1,647,832
#	Crescent Point Energy Corp.	2,370,438	2,953,484
*	Crew Energy, Inc.	384,876	119,886
# *	Denison Mines Corp.	2,698,875	952,091
#	Enerflex, Ltd.	448,285	1,611,713
# *	Energy Fuels, Inc.	347,960	522,345
#	Enerplus Corp.	1,046,075	1,900,099
#	Ensign Energy Services, Inc.	617,495	231,740
# *	Fission Uranium Corp.	1,962,000	390,250
#	Freehold Royalties, Ltd.	447,473	1,239,342
	Frontera Energy Corp.	244,929	395,254
*	Gasfrac Energy Services, Inc.	91,560	0
*	Gear Energy, Ltd.	398,456	44,861
#	Gibson Energy, Inc.	940,791	13,854,477
# *	Gran Tierra Energy, Inc.	1,826,935	342,816
#	Husky Energy, Inc.	940,757	2,421,974
#	Inter Pipeline, Ltd.	344,071	3,062,885
# *	Kelt Exploration, Ltd.	773,541	946,387
#	Keyera Corp.	373,123	5,295,921
*	Lightstream Resources, Ltd.	687,816	0
# *	MEG Energy Corp.	2,470,617	4,506,192
#	North American Construction Group, Ltd.	118,644	922,579
	North American Construction Group, Ltd.	9,342	72,401
# *	NuVista Energy, Ltd.	1,105,436	630,587
*	Obsidian Energy, Ltd.	31	9
# *	Paramount Resources, Ltd., Class A	332,422	558,903
*	Parex Resources, Inc.	786,291	7,654,578
#	Parkland Corp.	250,090	6,108,180
	Pason Systems, Inc.	379,526	1,467,056
#	Peyto Exploration & Development Corp.	802,135	1,733,955
*	PHX Energy Services Corp.	74,028	80,012
	Pinnacle Renewable Energy, Inc.	43,606	206,853
#	PrairieSky Royalty, Ltd.	1,029,307	6,311,970
# *	Precision Drilling Corp.	1,488,896	1,039,310
*	Pulse Seismic, Inc.	211,032	137,805

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
ENERGY — (Continued)
# *	Questerre Energy Corp., Class A	797,460	$62,849
#	Secure Energy Services, Inc.	723,755	809,424
*	Seven Generations Energy, Ltd., Class A	1,263,073	4,474,746
#	ShawCor, Ltd.	320,715	522,369
*	Storm Resources, Ltd.	5,600	9,163
#	Surge Energy, Inc.	1,451,747	217,931
# *	Tamarack Valley Energy, Ltd.	1,151,040	665,241
	TerraVest Industries, Inc.	3,700	40,130
# *	Tervita Corp.	62,896	82,615
#	Tidewater Midstream and Infrastructure, Ltd.	1,197,800	602,361
#	TORC Oil & Gas, Ltd.	791,118	819,442
	Total Energy Services, Inc.	212,863	316,347
# *	Touchstone Exploration, Inc.	51,500	65,327
	Tourmaline Oil Corp.	1,090,347	14,125,489
*	TransGlobe Energy Corp.	320,745	125,188
# *	Trican Well Service, Ltd.	1,247,228	1,085,930
#	Vermilion Energy, Inc.	524,924	1,296,255
	Vermilion Energy, Inc.	33,463	82,654
#	Whitecap Resources, Inc.	2,078,199	3,790,455
# *	Yangarra Resources, Ltd.	346,971	117,194

TOTAL ENERGY			126,496,807

FINANCIALS — (9.1%)
	AGF Management, Ltd., Class B	329,175	1,410,785
	Alaris Equity Partners Income.	173,725	1,599,944
#	Canaccord Genuity Group, Inc.	444,384	2,208,078
#	Canadian Western Bank	456,902	8,402,086
#	Chesswood Group, Ltd.	56,542	237,661
	CI Financial Corp.	672,201	7,835,534
	Clairvest Group, Inc.	1,900	73,444
	ECN Capital Corp.	2,488,693	9,862,868
	E-L Financial Corp., Ltd.	7,178	3,558,560
#	Element Fleet Management Corp.	1,490,738	14,042,454
	Equitable Group, Inc.	53,142	3,393,621
#	Fiera Capital Corp.	302,075	2,140,350
	Firm Capital Mortgage Investment Corp.	185,919	1,641,077
	First National Financial Corp.	53,893	1,496,691
	Genworth MI Canada, Inc.	234,684	7,785,809
#	GMP Capital, Inc.	286,387	401,969
#	goeasy, Ltd.	39,839	2,063,267
	GoldMoney, Inc.	125,000	206,410
	Guardian Capital Group, Ltd., Class A	88,614	1,486,544
# *	Home Capital Group, Inc.	303,217	5,537,244
	iA Financial Corp., Inc.	234,884	8,183,829
*	Kingsway Financial Services, Inc.	13,070	41,956
#	Laurentian Bank of Canada	412,090	8,106,942
#	Onex Corp.	31,366	1,356,062
	Sprott, Inc.	121,492	3,632,986
#	Timbercreek Financial Corp.	506,740	2,883,051
*	Trisura Group, Ltd.	31,411	2,055,637

TOTAL FINANCIALS			101,644,859

HEALTH CARE — (0.9%)
*	CRH Medical Corp.	312,688	621,949
# *	Cronos Group, Inc.	206,397	1,091,840
#	Extendicare, Inc.	498,639	1,908,774
#	HLS Therapeutics, Inc.	5,300	58,597
*	Knight Therapeutics, Inc.	808,695	3,320,245

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
HEALTH CARE — (Continued)
#	Medical Facilities Corp.	157,139	$592,087
*	Organigram Holdings, Inc.	11,400	13,605
#	Sienna Senior Living, Inc.	282,531	2,462,047
*	Viemed Healthcare Inc.	33,425	267,734

TOTAL HEALTH CARE			10,336,878

INDUSTRIALS — (11.4%)
	Aecon Group, Inc.	270,661	2,888,838
#	AG Growth International, Inc.	136,123	2,709,586
# *	Air Canada	204,217	2,257,837
	Algoma Central Corp.	48,800	388,993
# *	ATS Automation Tooling Systems, Inc.	441,354	5,465,992
#	Badger Daylighting, Ltd.	143,356	4,159,831
#	Bird Construction, Inc.	255,438	1,223,219
*	Black Diamond Group, Ltd.	296,392	380,418
	CAE, Inc.	31,755	542,717
	CAE, Inc.	194,775	3,324,809
	Calian Group, Ltd.	39,603	1,916,092
	CanWel Building Materials Group, Ltd.	337,453	1,545,045
#	Cargojet, Inc.	6,253	1,027,007
	Cervus Equipment Corp.	47,197	286,590
# *	DIRTT Environmental Solutions	273,168	381,365
#	Exchange Income Corp.	56,748	1,348,100
#	Finning International, Inc.	885,513	13,465,806
*	GDI Integrated Facility Services, Inc.	12,500	344,517
	Hardwoods Distribution, Inc.	15,802	283,589
*	Heroux-Devtek, Inc.	239,845	1,809,234
#	Horizon North Logistics, Inc.	203,489	731,601
*	IBI Group, Inc.	113,900	545,434
	K-Bro Linen, Inc.	57,753	1,213,754
	Magellan Aerospace Corp.	112,778	560,377
#	Morneau Shepell, Inc.	401,948	8,034,133
#	Mullen Group, Ltd.	376,027	2,528,861
#	NFI Group, Inc.	317,312	3,593,964
*	Patriot One Technologies, Inc.	120,000	49,538
#	Richelieu Hardware, Ltd.	361,973	9,731,947
	Rocky Mountain Dealerships, Inc.	92,674	383,968
	Russel Metals, Inc.	339,623	4,519,640
#	Savaria Corp.	184,973	1,947,888
#	SNC-Lavalin Group, Inc.	274,556	3,841,270
#	Stantec, Inc.	507,094	14,562,348
#	TFI International, Inc.	481,820	21,452,798
	Toromont Industries, Ltd.	1,514	94,263
#	Transcontinental, Inc., Class A	346,473	4,103,688
	Wajax Corp.	99,180	931,278
#	Westshore Terminals Investment Corp.	203,386	2,044,088

TOTAL INDUSTRIALS.			126,620,423

INFORMATION TECHNOLOGY — (5.4%)
	Absolute Software Corp.	303,292	3,432,893
# *	BlackBerry, Ltd.	977,994	4,389,705
# *	BlackBerry, Ltd.	1,540,551	6,917,074
*	Celestica, Inc.	36,408	213,715
*	Celestica, Inc.	575,408	3,381,704
# *	Descartes Systems Group, Inc. (The)	19,744	1,058,704
	Enghouse Systems, Ltd.	263,395	13,069,912
	Evertz Technologies, Ltd.	146,939	1,298,110
*	EXFO, Inc.	60,487	155,269

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
INFORMATION TECHNOLOGY — (Continued)
# *	Kinaxis, Inc.	141,544	$21,607,160
*	Photon Control, Inc.	447,494	517,256
	Pivot Technology Solutions, Inc.	27,500	53,460
	Quarterhill, Inc.	575,556	1,105,925
# *	Sierra Wireless, Inc.	241,452	2,678,571
	Vecima Networks, Inc.	6,059	58,212

TOTAL INFORMATION TECHNOLOGY			59,937,670

MATERIALS — (25.8%)
*	5N Plus, Inc.	414,065	606,040
#	Acadian Timber Corp.	65,067	744,781
#	AirBoss of America Corp.	76,006	1,021,172
#	Alamos Gold, Inc., Class A	2,003,290	18,299,207
#	Altius Minerals Corp.	169,012	1,342,150
# *	Americas Gold & Silver Corp.	86,596	222,942
*	Amerigo Resources, Ltd.	18,200	7,104
# *	Argonaut Gold, Inc.	1,555,539	2,895,547
	Caledonia Mining Corp. P.L.C.	540	8,818
*	Canfor Corp.	245,098	2,972,892
	Canfor Pulp Products, Inc.	138,951	469,323
*	Capstone Mining Corp.	2,456,528	3,079,188
	Cascades, Inc.	430,569	4,582,653
	Centerra Gold, Inc.	1,270,606	11,100,996
# *	China Gold International Resources Corp., Ltd.	1,488,085	1,798,256
*	Copper Mountain Mining Corp.	715,655	606,988
	Dundee Precious Metals, Inc.	810,500	5,377,783
*	Eldorado Gold Corp.	664,263	8,326,345
*	Eldorado Gold Corp.	74,100	928,473
# *	Endeavour Mining Corp.	675,295	16,564,312
# *	Endeavour Silver Corp.	555,055	1,758,112
*	ERO Copper Corp.	98,067	1,284,447
# *	First Majestic Silver Corp.	606,133	6,201,003
# *	First Mining Gold Corp.	749,400	241,869
# *	Fortuna Silver Mines, Inc.	574,492	3,798,900
*	Fortuna Silver Mines, Inc.	437,641	2,897,183
# *	Galiano Gold, Inc.	696,057	940,406
*	GoGold Resources, Inc.	40,000	44,134
*	Gold Standard Ventures Corp.	10,700	7,148
# *	Golden Star Resources, Ltd.	374,657	1,526,974
*	Hanfeng Evergreen, Inc.	45,837	0
	Hudbay Minerals, Inc.	30,172	136,679
#	Hudbay Minerals, Inc.	1,003,501	4,526,789
*	IAMGOLD Corp.	2,197,656	8,049,659
*	IAMGOLD Corp.	599,837	2,201,402
# *	Imperial Metals Corp.	346,592	788,241
*	Interfor Corp.	268,341	3,023,192
#	Intertape Polymer Group, Inc.	203,244	2,311,151
# *	IPL Plastics, Inc.	3,075	23,080
# *	Ivanhoe Mines, Ltd., Class A	2,965,148	11,662,070
#	Labrador Iron Ore Royalty Corp.	289,259	5,317,085
# *	Largo Resources, Ltd.	573,711	417,698
#	Lucara Diamond Corp.	1,564,773	534,393
*	Lundin Gold, Inc.	86,276	718,805
	Lundin Mining Corp.	379,173	2,291,033
# *	Major Drilling Group International, Inc.	441,505	2,160,634
*	Mandalay Resources Corp.	464	539
# *	Marathon Gold Corp.	147,500	256,849
#	Methanex Corp.	140,382	4,162,042
#	Methanex Corp.	44,780	1,328,623

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
MATERIALS — (Continued)
*	New Gold, Inc.	3,469,405	$7,030,994
#	Norbord, Inc.	148,749	4,886,847
# *	Northern Dynasty Minerals, Ltd.	76,877	68,666
# *	OceanaGold Corp.	3,272,419	4,273,819
*	Orbite Technologies, Inc.	73,500	0
*	Orla Mining, Ltd.	9,900	39,903
#	Osisko Gold Royalties, Ltd.	547,068	6,118,232
*	Osisko Mining, Inc.	219,488	604,609
	Pan American Silver Corp.	274,369	8,719,342
# *	PolyMet Mining Corp.	64,208	213,979
# *	Premier Gold Mines, Ltd.	998,349	2,053,198
# *	Pretium Resources, Inc.	293,903	3,579,739
# *	Pretium Resources, Inc.	455,178	5,551,785
*	Roxgold, Inc.	1,208,860	1,569,712
*	Sabina Gold & Silver Corp.	1,421,714	2,689,124
*	Sandstorm Gold, Ltd.	792,058	5,849,922
*	Seabridge Gold, Inc.	64,995	1,252,775
# *	SSR Mining, Inc.	1,130,996	20,933,991
#	Stelco Holdings, Inc.	37,984	415,107
	Stella-Jones, Inc.	207,304	6,746,755
*	Stornoway Diamond Corp.	208,109	583
*	Taseko Mines, Ltd.	1,204,804	1,112,294
*	Teranga Gold Corp.	618,863	6,438,069
# *	TMAC Resources, Inc.	15,407	14,108
*	Torex Gold Resources, Inc.	381,514	5,142,979
# *	Trevali Mining Corp.	2,559,289	240,119
*	Turquoise Hill Resources, Ltd.	224,833	1,766,874
# *	Wesdome Gold Mines, Ltd.	637,024	6,306,648
#	West Fraser Timber Co., Ltd.	221,992	10,295,643
#	Western Forest Products, Inc.	1,866,235	1,204,655
	Winpak, Ltd.	124,683	3,851,949
	Yamana Gold, Inc.	3,304,447	18,378,708

TOTAL MATERIALS			286,916,238

REAL ESTATE — (3.7%)
#	Altus Group, Ltd.	261,893	10,715,145
	Bridgemarq Real Estate Services	53,069	558,055
#	Colliers International Group, Inc.	165,544	11,724,635
	Colliers International Group, Inc.	4,163	295,073
	DREAM Unlimited Corp., Class A	246,187	3,263,276
	Information Services Corp.	17,674	248,601
#	Invesque, Inc.	191,266	342,366
*	Mainstreet Equity Corp.	31,349	1,519,567
	Melcor Developments, Ltd.	55,340	246,316
#	Morguard Corp.	21,982	1,588,056
*	Real Matters, Inc.	341,820	5,970,241
	Tricon Residential, Inc.	551,330	4,527,171

TOTAL REAL ESTATE			40,998,502

UTILITIES — (7.3%)
#	AltaGas, Ltd.	343,281	4,351,885
	Atco, Ltd., Class I	110,720	3,082,342
#	Boralex, Inc., Class A	549,954	15,995,435
#	Capital Power Corp.	771,649	17,004,890
#	Innergex Renewable Energy, Inc.	800,557	14,433,219
*	Just Energy Group, Inc.	4,926	25,327
*	Maxim Power Corp.	66,734	91,663
	Polaris Infrastructure, Inc.	115,463	1,100,638

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»
	UTILITIES — (Continued)
#	Superior Plus Corp.	781,510	$6,951,057
	TransAlta Corp.	1,784,708	10,582,596
	TransAlta Corp.	16,789	99,559
#	TransAlta Renewables, Inc.	614,934	7,708,022

	TOTAL UTILITIES		81,426,633

	TOTAL COMMON STOCKS		966,347,726

	RIGHTS/WARRANTS — (0.1%)

	MATERIALS — (0.1%)
*	Pan American Silver Corp. Rights 02/22/29	1,876,416	1,351,019

	TOTAL INVESTMENT SECURITIES (Cost $979,047,177)		967,698,745

			Value†
	SECURITIES LENDING COLLATERAL — (13.1%)
@ §	The DFA Short Term Investment Fund	12,646,413	146,331,640

	TOTAL INVESTMENTS — (100.0%) (Cost $1,125,355,991)		$1,114,030,385

P.L.C.	Public Limited Company
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

Summary of the Series’ investments as of October31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$12,808,291	—	—	$12,808,291
Consumer Discretionary	60,698,059	$632,089	—	61,330,148
Consumer Staples	57,831,277	—	—	57,831,277
Energy	126,496,807	—	—	126,496,807
Financials	101,644,859	—	—	101,644,859
Health Care	10,336,878	—	—	10,336,878
Industrials	126,620,423	—	—	126,620,423
Information Technology	59,937,670	—	—	59,937,670
Materials	286,883,757	32,481	—	286,916,238
Real Estate	40,998,502	—	—	40,998,502
Utilities	81,426,633	—	—	81,426,633
Rights/Warrants
Materials	—	1,351,019	—	1,351,019
Securities Lending Collateral	—	146,331,640	—	146,331,640

TOTAL	$965,683,156	$148,347,229	—	$1,114,030,385

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value»
COMMON STOCKS — (97.8%)
BRAZIL — (3.5%)
	Ambev SA, ADR	2,551,959	$5,461,192
	Atacadao SA	247,864	796,990
*	B2W Cia Digital.	60,195	789,319
	B3 SA—Brasil Bolsa Balcao	1,101,857	9,803,118
	Banco Bradesco SA, ADR	64,163	224,570
	Banco Bradesco SA	574,924	1,820,575
	Banco BTG Pactual SA	210,458	2,659,174
	Banco do Brasil SA	467,950	2,430,295
	Banco Santander Brasil SA	175,562	980,622
	BB Seguridade Participacoes SA	636,043	2,624,892
	Braskem SA, Sponsored ADR	111,084	884,229
*	BRF SA	588,923	1,722,240
	CCR SA	2,445,817	4,756,981
	Centrais Eletricas Brasileiras SA	107,077	579,617
	Cia Brasileira de Distribuicao.	294,340	3,177,853
	Cia de Saneamento Basico do Estado de Sao Paulo	288,020	2,133,314
	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	40,965	302,322
	Cia Energetica de Minas Gerais.	156,898	317,736
	Cia Paranaense de Energia, Sponsored ADR	8,700	93,960
	Cia Paranaense de Energia	19,900	190,435
#	Cia Siderurgica Nacional SA, Sponsored ADR	525,351	1,875,503
	Cia Siderurgica Nacional SA	1,343,065	4,807,737
	Cosan SA	199,698	2,261,848
	CPFL Energia SA	121,800	591,599
	Energisa SA	228,135	1,668,684
	Engie Brasil Energia SA	157,476	1,094,767
	Equatorial Energia SA	1,237,021	4,296,627
	Gerdau SA	107,316	338,522
Ω	Hapvida Participacoes e Investimentos SA	90,409	1,014,235
	Hypera SA	382,463	1,859,674
	Itau Unibanco Holding SA	273,403	1,047,307
	JBS SA	1,943,203	6,586,899
	Klabin SA	1,710,990	7,078,992
	Localiza Rent a Car SA	560,114	5,923,321
	Lojas Americanas SA	148,413	521,701
	Lojas Renner SA	1,008,565	6,582,623
	Magazine Luiza SA	1,554,684	6,673,440
	Natura & Co. Holding SA	784,107	6,299,695
	Notre Dame Intermedica Participacoes S.A	357,492	4,096,428
	Petrobras Distribuidora SA	688,555	2,301,603
#	Petroleo Brasileiro SA, Sponsored ADR	1,299,604	8,590,382
	Petroleo Brasileiro SA, Sponsored ADR	556,265	3,688,037
	Petroleo Brasileiro SA	3,033,556	10,044,975
	Porto Seguro SA	250,037	2,066,375
	Raia Drogasil SA	962,685	4,036,668
*	Rumo SA	1,324,031	4,231,952
	Sul America SA	557,325	3,884,214
*	Suzano SA	480,607	4,192,156
# *	Suzano SA, Sponsored ADR	74,273	643,203
	TIM SA	762,836	1,575,407
	Ultrapar Participacoes SA	1,019,063	2,909,097
#	Ultrapar Participacoes SA, Sponsored ADR	22,860	64,922
#	Vale SA, Sponsored ADR	749,681	7,924,134
	Vale SA	3,260,013	34,401,443
	WEG SA	363,333	4,801,635

TOTAL BRAZIL.			201,725,239

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHILE — (0.6%)
	AES Gener SA	1,289,563	$200,130
	Aguas Andinas SA, Class A	3,788,127	984,840
#	Banco de Chile, ADR	128,473	2,023,439
	Banco de Credito e Inversiones SA	46,525	1,456,554
#	Banco Santander Chile, ADR	123,046	1,707,878
	Cencosud SA	2,385,792	3,322,022
	Cia Cervecerias Unidas SA	109,017	605,872
#	Cia Cervecerias Unidas SA, Sponsored ADR	56,575	608,747
	Colbun SA	10,640,694	1,607,255
	Embotelladora Andina SA, ADR, Class B	24,029	300,122
	Empresa Nacional de Telecomunicaciones SA	260,143	1,469,385
	Empresas CMPC SA	1,495,711	3,112,378
	Empresas COPEC SA	254,120	1,937,655
	Enel Americas SA, ADR	1,054,708	6,855,603
	Enel Chile SA, ADR	719,579	2,396,199
	Falabella SA	394,725	1,083,645
	Itau CorpBanca Chile SA	162,071,150	427,781
	Itau CorpBanca Chile SA, ADR	9,425	35,909
	Parque Arauco SA	31,373	40,291
	Plaza SA	74,670	94,762
#	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	122,464	4,532,393

TOTAL CHILE			34,802,860

CHINA — (37.9%)
	360 Security Technology, Inc., Class A	62,500	147,860
*	51job, Inc., ADR	36,065	2,528,156
	AAC Technologies Holdings, Inc.	1,726,500	9,075,139
	Accelink Technologies Co. Ltd, Class A	20,400	95,799
	Addsino Co., Ltd., Class A	59,500	179,050
	AECC Aero-Engine Control Co., Ltd., Class A	17,900	47,851
	AECC Aviation Power Co., Ltd., Class A	79,700	435,609
	Aerospace CH UAV Co., Ltd.	6,500	23,021
	Agile Group Holdings, Ltd.	4,030,000	5,529,811
	Agricultural Bank of China, Ltd., Class H	24,424,000	8,309,443
	Aier Eye Hospital Group Co., Ltd., Class A	147,348	1,372,531
	Air China, Ltd., Class H	4,598,000	2,974,528
	Aisino Corp., Class A	148,300	344,541
*	Alibaba Group Holding Ltd.	531,400	20,136,789
*	Alibaba Group Holding, Ltd., Sponsored ADR	929,746	283,284,309
# *	Alibaba Health Information Technology, Ltd.	1,060,000	2,779,776
# Ω	A-Living Services Co., Ltd., Class H	58,500	246,360
# *	Aluminum Corp. of China, Ltd., ADR	30,726	167,457
*	Aluminum Corp. of China, Ltd., Class H	3,820,000	834,367
	Angang Steel Co., Ltd., Class H	1,276,200	374,720
	Angel Yeast Co., Ltd., Class A	35,900	283,466
	Anhui Anke Biotechnology Group Co., Ltd., Class A	9,200	23,887
	Anhui Conch Cement Co., Ltd., Class H	2,235,000	13,981,018
	Anhui Gujing Distillery Co., Ltd., Class A	14,516	456,325
	Anhui Kouzi Distillery Co., Ltd., Class A	67,000	549,161
	ANTA Sports Products, Ltd.	912,000	10,124,246
	Apeloa Pharmaceutical Co., Ltd., Class A	94,020	287,283
	Asymchem Laboratories Tianjin Co., Ltd., Class A	5,200	213,410
	Autobio Diagnostics Co., Ltd., Class A	4,600	119,882
	Avary Holding Shenzhen Co., Ltd., Class A	14,876	109,126
	AVIC Aircraft Co., Ltd., Class A	113,100	409,734
	Avic Capital Co., Ltd., Class A	327,700	214,463
	AVIC Electromechanical Systems Co., Ltd., Class A	142,400	225,168
	AVIC Jonhon Optronic Technology Co., Ltd., Class A	54,602	452,515
	AVIC Shenyang Aircraft Co., Ltd., Class A	30,900	239,483

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	AVICOPTER P.L.C., Class A	22,704	$170,015
*	BAIC BluePark New Energy Technology Co., Ltd., Class A	90,250	89,756
Ω	BAIC Motor Corp., Ltd., Class H	290,500	107,436
*	Baidu, Inc., Sponsored ADR	256,028	34,064,525
	Bank of Beijing Co., Ltd., Class A	474,700	331,205
	Bank of Changsha Co., Ltd., Class A	105,084	141,492
	Bank of Chengdu Co., Ltd., Class A	183,200	283,501
	Bank of China, Ltd., Class H	43,242,181	13,658,522
	Bank of Communications Co., Ltd., Class H	8,604,515	4,233,272
	Bank of Hangzhou Co., Ltd., Class A	399,504	774,674
	Bank of Jiangsu Co., Ltd., Class A	777,900	698,597
	Bank of Nanjing Co., Ltd., Class A	674,280	771,110
	Bank of Ningbo Co., Ltd., Class A	212,482	1,079,633
	Bank of Shanghai Co., Ltd., Class A	534,383	626,916
	Bank of Tianjin Co., Ltd., Class A	61,800	36,348
	Baoshan Iron & Steel Co., Ltd., Class A	651,400	520,196
	BBMG Corp., Class H	686,500	129,552
*	BeiGene, Ltd., ADR	3,348	992,749
# *	BeiGene, Ltd.	106,500	2,366,312
	Beijing Capital Co., Ltd., Class A	487,760	212,472
	Beijing Capital Development Co., Ltd., Class A	73,900	68,186
	Beijing Dabeinong Technology Group Co., Ltd., Class A	133,652	165,831
*	Beijing Easpring Material Technology Co., Ltd., Class A	3,000	22,804
	Beijing E-Hualu Information Technology Co., Ltd., Class A	25,480	121,040
	Beijing Enlight Media Co., Ltd., Class A	88,100	160,125
	Beijing Kunlun Tech Co., Ltd., Class A	97,700	359,076
	Beijing New Building Materials P.L.C., Class A	78,603	406,357
	Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	121,206	673,042
	Beijing Originwater Technology Co., Ltd., Class A	158,400	183,896
	Beijing Shiji Information Technology Co., Ltd., Class A	25,100	138,759
*	Beijing Shougang Co., Ltd., Class A	14,600	8,010
	Beijing Shunxin Agriculture Co., Ltd., Class A	35,300	290,106
	Beijing Sinnet Technology Co., Ltd., Class A	50,737	144,964
	Beijing Thunisoft Corp., Ltd., Class A	6,300	22,003
	Beijing Tiantan Biological Products Corp., Ltd., Class A	44,847	231,339
	Beijing Tongrentang Co., Ltd., Class A	25,500	102,636
	Beijing Yanjing Brewery Co., Ltd., Class A	112,400	146,109
*	Berry Genomics Co., Ltd., Class A	24,500	182,915
	Betta Pharmaceuticals Co., Ltd., Class A	2,500	40,127
	BGI Genomics Co., Ltd., Class A	14,000	312,555
	Blue Sail Medical Co., Ltd., Class A	15,500	55,181
*	Bluefocus Intelligent Communications Group Co., Ltd., Class A	69,200	71,025
	BOE Technology Group Co., Ltd., Class A	1,281,100	907,424
*	Bohai Leasing Co., Ltd., Class A	447,000	169,871
	Boya Bio-pharmaceutical Group Co., Ltd., Class A	4,500	25,146
	Bright Dairy & Food Co., Ltd., Class A	111,085	257,474
	Brilliance China Automotive Holdings, Ltd.	1,110,000	958,165
	BTG Hotels Group Co., Ltd., Class A	13,900	36,017
	BYD Co., Ltd., Class H	1,095,886	22,153,115
	BYD Electronic International Co., Ltd.	1,343,500	5,789,869
	C&S Paper Co., Ltd., Class A	86,900	263,043
	Caitong Securities Co., Ltd., Class A	154,300	296,850
Ω	CGN Power Co., Ltd., Class H	5,516,000	1,183,035
	Chacha Food Co., Ltd., Class A	30,700	272,791
	Changchun High & New Technology Industry Group, Inc., Class A	16,500	924,594
	Changjiang Securities Co., Ltd., Class A	234,302	264,019
	Changzhou Xingyu Automotive Lighting Systems Co., Ltd., Class A	7,800	189,355
	Chaozhou Three-Circle Group Co., Ltd., Class A	80,605	374,250
	Chengdu Kanghong Pharmaceutical Group Co., Ltd., Class A	3,600	22,863

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	China Aerospace Times Electronics Co., Ltd., Class A	95,100	$94,092
	China Avionics Systems Co., Ltd., Class A	42,000	101,026
	China Baoan Group Co., Ltd., Class A	43,000	48,770
	China Cinda Asset Management Co., Ltd., Class H	12,063,000	2,262,971
	China CITIC Bank Corp., Ltd., Class H	9,406,928	3,828,687
	China Coal Energy Co., Ltd., Class H	3,334,777	814,592
	China Common Rich Renewable Energy Investments, Ltd.	5,416,000	654,950
	China Communications Construction Co., Ltd., Class H	5,670,000	2,968,930
	China Communications Services Corp., Ltd., Class H	2,004,000	1,167,643
	China Conch Venture Holdings, Ltd.	2,237,000	9,960,918
	China Construction Bank Corp., Class H	90,026,590	62,038,499
*	China CSSC Holdings, Ltd., Class A	41,400	110,362
#	China Eastern Airlines Corp., Ltd., ADR	11,904	233,914
#	China Eastern Airlines Corp., Ltd., Class H	3,272,000	1,303,623
	China Everbright Bank Co., Ltd., Class H	5,515,000	1,911,224
#	China Evergrande Group.	3,952,000	7,881,145
	China Film Co., Ltd., Class A	47,900	90,655
	China Fortune Land Development Co., Ltd., Class A	532,281	1,121,755
	China Galaxy Securities Co., Ltd., Class H	4,860,500	2,667,557
	China Gas Holdings, Ltd.	4,754,600	14,611,120
	China Gezhouba Group Co., Ltd., Class A	320,800	333,772
	China Great Wall Securities Co., Ltd., Class A	26,100	48,404
	China Greatwall Technology Group Co., Ltd., Class A	145,000	328,986
	China Hongqiao Group, Ltd.	2,630,000	1,902,913
Ω	China Huarong Asset Management Co., Ltd., Class H	8,334,000	873,199
* Ω	China International Capital Corp., Ltd., Class H	2,061,200	4,816,175
	China International Marine Containers Group Co., Ltd., Class H	198,520	269,800
#	China Jinmao Holdings Group, Ltd.	5,038,000	2,552,514
	China Jushi Co., Ltd., Class A	283,700	592,353
	China Life Insurance Co., Ltd., ADR	455,615	4,984,428
	China Life Insurance Co., Ltd., Class H	1,387,000	3,026,330
* Ω	China Literature, Ltd.	228,400	1,876,404
	China Longyuan Power Group Corp., Ltd., Class H	2,872,000	1,968,498
	China Meheco Co., Ltd., Class A	55,300	124,466
	China Mengniu Dairy Co., Ltd.	3,900,000	18,385,826
	China Merchants Bank Co., Ltd., Class H	3,814,554	19,869,756
* Ω	China Merchants Securities Co., Ltd., Class H	535,860	664,632
	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	168,800	355,318
	China Minsheng Banking Corp., Ltd., Class H	5,821,600	3,186,091
	China Mobile, Ltd.	1,195,500	7,312,323
	China Mobile, Ltd., Sponsored ADR	985,751	30,292,128
	China Molybdenum Co., Ltd., Class H	4,239,966	1,543,124
	China National Accord Medicines Corp., Ltd., Class A	25,200	187,407
	China National Building Material Co., Ltd., Class H	10,930,000	12,581,102
	China National Chemical Engineering Co., Ltd., Class A	207,900	164,674
	China National Medicines Corp., Ltd., Class A	41,500	266,162
	China National Nuclear Power Co., Ltd., Class A	1,600,390	1,060,688
*	China Northern Rare Earth Group High-Tech Co., Ltd., Class A	78,700	118,788
	China Oilfield Services, Ltd., Class H	4,074,000	2,460,212
	China Overseas Land & Investment, Ltd.	8,252,500	20,728,548
	China Pacific Insurance Group Co., Ltd., Class H	4,718,600	14,766,684
#	China Petroleum & Chemical Corp., ADR	72,061	2,834,147
	China Petroleum & Chemical Corp., Class H	18,710,800	7,306,024
	China Railway Construction Corp., Ltd., Class H	3,991,000	2,703,530
	China Railway Group, Ltd., Class H	7,348,000	3,382,379
# Ω	China Railway Signal & Communication Corp., Ltd., Class H	1,963,000	647,399
	China Reinsurance Group Corp., Class H	3,038,000	290,770
	China Resources Beer Holdings Co., Ltd.	1,559,611	9,676,726
	China Resources Cement Holdings, Ltd.	6,138,000	8,037,277

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	China Resources Gas Group, Ltd.	2,102,000	$9,133,634
	China Resources Land, Ltd.	5,456,666	22,315,938
	China Resources Power Holdings Co., Ltd.	2,194,517	2,284,096
	China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	68,758	278,438
	China Shenhua Energy Co., Ltd., Class H	5,876,500	10,181,861
	China South Publishing & Media Group Co., Ltd., Class A	26,400	41,408
*	China Southern Airlines Co., Ltd., Sponsored ADR	11,404	305,855
# *	China Southern Airlines Co., Ltd., Class H	4,054,000	2,123,422
	China Spacesat Co., Ltd., Class A	26,500	124,380
	China State Construction Engineering Corp., Ltd., Class A	1,922,400	1,469,586
	China Taiping Insurance Holdings Co., Ltd.	3,127,306	4,722,690
	China Telecom Corp., Ltd., ADR	55,096	1,730,014
	China Telecom Corp., Ltd., Class H	3,440,000	1,079,848
	China Tourism Group Duty Free Corp., Ltd., Class A	65,400	1,949,635
Ω	China Tower Corp., Ltd., Class H	12,532,000	1,961,190
	China TransInfo Technology Co., Ltd., Class A	49,000	162,763
	China Unicom Hong Kong, Ltd.	6,884,000	4,243,225
#	China Unicom Hong Kong, Ltd., ADR	549,731	3,402,835
	China United Network Communications, Ltd., Class A	1,471,368	1,049,941
	China Vanke Co., Ltd., Class H	3,093,100	9,600,871
	China Yangtze Power Co., Ltd., Class A	748,847	2,124,410
	China Zhenhua Group Science & Technology Co., Ltd., Class A	8,800	55,053
	Chinese Universe Publishing and Media Group Co., Ltd., Class A	28,600	49,491
	Chongqing Brewery Co., Ltd., Class A	8,400	134,144
*	Chongqing Changan Automobile Co., Ltd., Class A	168,500	416,979
	Chongqing Fuling Zhacai Group Co., Ltd., Class A	66,300	414,215
	Chongqing Rural Commercial Bank Co., Ltd., Class H	3,818,000	1,524,550
	Chongqing Zhifei Biological Products Co., Ltd., Class A	65,100	1,559,271
	CIFI Holdings Group Co., Ltd.	4,673,191	3,237,498
	CITIC Securities Co., Ltd., Class H	1,707,500	3,702,201
	CITIC, Ltd.	9,875,000	7,060,014
	CNHTC Jinan Truck Co., Ltd., Class A	65,438	342,434
	CNOOC, Ltd.	21,810,000	19,955,184
	CNOOC, Ltd., Sponsored ADR	116,097	10,694,856
	COFCO Biotechnology Co., Ltd., Class A	21,900	26,805
	Contemporary Amperex Technology Co., Ltd., Class A	92,400	3,393,486
*	COSCO SHIPPING Holdings Co., Ltd., Class H	5,157,500	3,300,205
	Country Garden Holdings Co., Ltd.	14,905,519	18,421,149
	Country Garden Services Holdings Co., Ltd.	1,687,492	10,627,315
	CRRC Corp., Ltd., Class H	4,225,000	1,638,797
Ω	CSC Financial Co., Ltd., Class H	1,036,000	1,256,278
	CSPC Pharmaceutical Group, Ltd.	15,713,200	16,686,241
	Da An Gene Co., Ltd. of Sun Yat-Sen University, Class A	14,900	84,260
Ω	Dali Foods Group Co., Ltd.	4,627,500	2,873,042
	Daqin Railway Co., Ltd., Class A	489,500	468,842
	DaShenLin Pharmaceutical Group Co., Ltd., Class A	14,256	201,748
	Datang International Power Generation Co., Ltd., Class H	3,446,000	436,072
	Dawning Information Industry Co., Ltd., Class A	35,600	190,552
	DHC Software Co., Ltd., Class A	109,900	150,229
	Dian Diagnostics Group Co., Ltd., Class A	29,629	172,887
	Digital China Group Co., Ltd., Class A	44,951	172,324
	Dong-E-E-Jiao Co. Ltd, Class A	24,500	140,250
	Dongfeng Motor Group Co., Ltd., Class H	3,016,000	2,124,547
	Dongxing Securities Co., Ltd., Class A	82,500	150,739
	East Money Information Co., Ltd., Class A	193,000	676,163
	ENN Ecological Holdings Co., Ltd., Class A	141,400	271,526
	ENN Energy Holdings, Ltd.	848,700	10,741,232
	Eoptolink Technology, Inc., Ltd., Class A	9,800	87,334
	Eve Energy Co., Ltd., Class A	65,105	519,147

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
Ω	Everbright Securities Co., Ltd., Class H	466,600	$379,516
*	Fangda Carbon New Material Co., Ltd., Class A	276,347	259,536
*	FAW Jiefang Group Co., Ltd.	187,400	347,337
	Fiberhome Telecommunication Technologies Co., Ltd., Class A	51,400	181,392
	Financial Street Holdings Co., Ltd., Class A	105,300	105,024
	First Capital Securities Co., Ltd., Class A	112,900	167,846
	Focus Media Information Technology Co., Ltd., Class A	591,500	827,239
	Foshan Haitian Flavouring & Food Co., Ltd., Class A	108,838	2,604,887
#	Fosun International, Ltd.	3,440,222	4,154,180
*	Founder Securities Co., Ltd., Class A	486,300	677,052
	Fujian Star-net Communication Co., Ltd., Class A	12,700	45,545
	Fujian Sunner Development Co., Ltd., Class A	157,863	520,810
Ω	Fuyao Glass Industry Group Co., Ltd., Class H	1,160,400	4,923,287
Ω	Ganfeng Lithium Co., Ltd., Class H	75,600	439,793
	Gansu Shangfeng Cement Co., Ltd., Class A	91,171	299,637
	G-bits Network Technology Xiamen Co., Ltd., Class A	3,100	218,730
# *	GDS Holdings, Ltd., ADR	45,771	3,846,595
	Geely Automobile Holdings, Ltd.	10,164,000	20,885,552
	GEM Co., Ltd., Class A	135,300	97,410
	Gemdale Corp., Class A	253,600	506,597
	GF Securities Co., Ltd., Class H	1,637,200	2,117,048
	Giant Network Group Co., Ltd., Class A	15,300	43,440
	Gigadevice Semiconductor Beijing, Inc., Class A	10,682	310,512
	Glodon Co., Ltd., Class A	8,600	91,563
	GoerTek, Inc., Class A	180,000	1,221,648
*	Gotion High-tech Co., Ltd., Class A	41,700	164,734
	Grandblue Environment Co., Ltd., Class A	4,600	17,200
	Grandjoy Holdings Group Co., Ltd., Class A	12,600	8,598
	Great Wall Motor Co., Ltd., Class H	3,312,500	5,363,168
	Gree Electric Appliances, Inc., Class A	170,033	1,490,681
*	Gree Real Estate Co., Ltd., Class A	60,500	87,649
	Greenland Holdings Corp., Ltd., Class A	389,300	360,783
	GRG Banking Equipment Co., Ltd., Class A	79,400	137,405
# *	GSX Techedu, Inc., ADR	18,400	1,222,128
	Guangdong Haid Group Co., Ltd., Class A	71,100	654,812
*	Guangdong HEC Technology Holding Co., Ltd., Class A	338,100	287,894
	Guangdong Hongda Blasting Co., Ltd., Class A	18,800	134,486
	Guangdong Investment, Ltd.	2,648,000	3,927,273
	Guangdong Tapai Group Co., Ltd., Class A	109,417	215,080
	Guangdong Xinbao Electrical Appliances Holdings Co., Ltd., Class A	33,800	223,957
*	Guanghui Energy Co., Ltd., Class A	328,500	141,532
	Guangshen Railway Co., Ltd., Sponsored ADR	6,606	54,500
	Guangxi Guiguan Electric Power Co., Ltd., Class A	34,400	22,814
	Guangzhou Automobile Group Co., Ltd., Class H	3,777,162	3,883,237
	Guangzhou Baiyun International Airport Co., Ltd., Class A	164,100	308,192
	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	264,000	627,670
	Guangzhou Haige Communications Group, Inc. Co., Class A	87,052	145,741
	Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	8,701	137,200
#	Guangzhou R&F Properties Co., Ltd., Class H	1,030,800	1,310,847
	Guangzhou Shiyuan Electronic Technology Co., Ltd., Class A	36,000	553,379
	Guangzhou Tinci Materials Technology Co., Ltd., Class A	14,100	131,284
	Guangzhou Wondfo Biotech Co., Ltd., Class A	20,067	228,415
	Guangzhou Yuexiu Financial Holdings Group Co., Ltd., Class A	57,400	134,356
	Guizhou Space Appliance Co., Ltd., Class A	11,400	77,671
	Guosen Securities Co., Ltd., Class A	39,300	78,543
Ω	Guotai Junan Securities Co., Ltd., Class H	720,600	939,294
	Guoyuan Securities Co., Ltd., Class A	80,800	101,316
	Haier Electronics Group Co., Ltd.	2,965,000	11,303,254
	Haier Smart Home Co., Ltd., Class A	240,600	895,257

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Hainan Poly Pharm Co., Ltd., Class A	11,167	$70,595
	Haisco Pharmaceutical Group Co., Ltd., Class A	14,100	47,529
*	Haitong Securities Co., Ltd., Class H	2,817,200	2,386,585
*	Hang Zhou Great Star Industrial Co., Ltd., Class A	50,000	194,765
	Hangzhou First Applied Material Co., Ltd., Class A	10,600	120,375
	Hangzhou Hikvision Digital Technology Co. Ltd, Class A	389,028	2,615,004
	Hangzhou Oxygen Plant Group Co., Ltd., Class A	71,200	306,845
	Hangzhou Robam Appliances Co., Ltd., Class A	42,573	233,068
	Hangzhou Silan Microelectronics Co., Ltd., Class A	8,100	18,298
	Hangzhou Tigermed Consulting Co., Ltd., Class A	6,100	113,302
	Han’s Laser Technology Industry Group Co. Ltd., Class A	66,500	400,382
	Hefei Meiya Optoelectronic Technology, Inc., Class A	8,334	52,643
	Heilongjiang Agriculture Co., Ltd., Class A	115,500	300,715
	Henan Shuanghui Investment & Development Co., Ltd., Class A	124,429	930,144
	Hengan International Group Co., Ltd.	1,801,500	12,566,460
	Hengdian Group DMEGC Magnetics Co., Ltd., Class A	162,321	341,737
	Hengli Petrochemical Co., Ltd.,, Class A	379,600	1,096,247
	Hengtong Optic-electric Co., Ltd., Class A	116,300	254,916
	Hengyi Petrochemical Co., Ltd., Class A	205,288	353,844
*	Hesteel Co., Ltd., Class A	1,316,800	405,615
	Hithink RoyalFlush Information Network Co., Ltd., Class A	15,681	317,294
	Holitech Technology Co., Ltd., Class A	85,900	56,978
	Hongfa Technology Co., Ltd., Class A	59,589	458,609
	Huaan Securities Co., Ltd., Class A	155,900	185,926
	Huadian Power International Corp., Ltd., Class H	1,678,000	416,351
	Huadong Medicine Co., Ltd., Class A	144,700	604,081
	Huagong Tech Co., Ltd., Class A	14,200	49,505
	Hualan Biological Engineering, Inc., Class A	53,100	406,745
	Huaneng Power International, Inc., Sponsored ADR	33,132	494,329
	Huaneng Power International, Inc., Class H	2,986,000	1,115,474
Ω	Huatai Securities Co., Ltd., Class H	1,506,600	2,440,103
	Huaxi Securities Co., Ltd., Class A	125,200	217,495
	Huaxia Bank Co., Ltd., Class A	358,700	324,771
	Huaxin Cement Co., Ltd., Class A	159,600	578,473
	Huayu Automotive Systems Co., Ltd., Class A	117,300	545,664
#	Huazhu Group, Ltd., ADR	103,662	4,108,125
	Hubei Biocause Pharmaceutical Co., Ltd., Class A	238,300	177,485
	Hubei Jumpcan Pharmaceutical Co., Ltd., Class A	56,130	185,483
*	Hunan Dakang International Food & Agriculture Co., Ltd., Class A	64,300	22,225
	Hunan Valin Steel Co., Ltd., Class A	900,100	683,463
	Hundsun Technologies, Inc., Class A	14,980	208,704
	Huolinhe Opencut Coal Industry Corp., Ltd. of Inner Mongolia, Class A	235,300	340,785
	Iflytek Co., Ltd., Class A	143,500	817,331
	Industrial & Commercial Bank of China, Ltd., Class H	53,639,185	30,459,764
	Industrial Bank Co., Ltd., Class A	781,339	2,078,648
	Industrial Securities Co., Ltd., Class A	334,360	388,106
	Infore Environment Technology Group Co., Ltd., Class A	58,300	70,874
*	Inner Mongolia BaoTou Steel Union Co., Ltd., Class A	2,504,420	426,642
	Inner Mongolia First Machinery Group Co., Ltd., Class A	12,100	19,634
	Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd., Class A	473,603	499,665
	Inner Mongolia Yili Industrial Group Co., Ltd., Class A	282,900	1,681,152
* Ω	Innovent Biologics, Inc.	62,500	463,437
	Inspur Electronic Information Industry Co., Ltd., Class A	43,384	198,109
	Jafron Biomedical Co., Ltd., Class A	17,400	206,428
	Jason Furniture Hangzhou Co., Ltd., Class A	6,500	69,534
*	JD.com, Inc., ADR	375,265	30,591,603
	Jiajiayue Group Co., Ltd., Class A	47,700	204,271
	Jiangsu Changshu Rural Commercial Bank Co., Ltd., Class A	115,500	116,941

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Jiangsu Eastern Shenghong Co., Ltd., Class A	138,440	$127,269
	Jiangsu Expressway Co., Ltd., Class H	1,116,000	1,116,981
	Jiangsu Hengli Hydraulic Co., Ltd., Class A	60,198	681,467
	Jiangsu Hengrui Medicine Co., Ltd., Class A	190,296	2,531,037
	Jiangsu Hengshun Vinegar Industry Co., Ltd., Class A	16,132	48,341
	Jiangsu King’s Luck Brewery JSC, Ltd., Class A	55,012	427,002
	Jiangsu Nhwa Pharmaceutical Co., Ltd., Class A	14,700	34,526
	Jiangsu Provincial Agricultural Reclamation and Development Corp.	7,400	14,330
	Jiangsu Shagang Co., Ltd., Class A	106,200	206,019
	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	77,000	1,936,506
	Jiangsu Yangnong Chemical Co., Ltd., Class A	39,837	554,325
	Jiangsu Yoke Technology Co., Ltd., Class A	10,000	75,686
	Jiangsu Yuyue Medical Equipment & Supply Co., Ltd., Class A	111,600	515,235
	Jiangsu Zhongnan Construction Group Co., Ltd., Class A	169,100	228,489
	Jiangsu Zhongtian Technology Co., Ltd., Class A	257,700	424,994
	Jiangxi Copper Co., Ltd., Class H	1,516,000	1,810,389
	Jiangxi Zhengbang Technology Co., Ltd., Class A	267,700	684,829
	Jilin Aodong Pharmaceutical Group Co., Ltd., Class A	21,600	54,334
	Jinduicheng Molybdenum Co., Ltd., Class A	77,400	65,685
	Jinke Properties Group Co., Ltd., Class A	56,300	65,330
	Jinyu Bio-Technology Co., Ltd., Class A	35,700	126,437
	JiuGui Liquor Co., Ltd., Class A	8,300	124,323
	Joincare Pharmaceutical Group Industry Co., Ltd., Class A	56,370	127,244
	Joinn Laboratories China Co., Ltd., Class A	1,900	29,910
*	Jointown Pharmaceutical Group Co., Ltd., Class A	151,467	411,489
	Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., Class A	27,600	259,600
	Joyoung Co., Ltd., Class A	53,600	282,787
	JOYY, Inc., ADR	51,464	4,702,780
	Juewei Food Co., Ltd., Class A	16,200	196,164
	Juneyao Airlines Co., Ltd., Class A	45,800	73,345
	Kingdee International Software Group Co., Ltd.	1,596,000	4,213,847
	Kingsoft Corp., Ltd.	419,000	2,253,901
*	Kuang-Chi Technologies Co., Ltd., Class A	8,300	24,628
	Kunlun Energy Co., Ltd.	9,690,000	6,273,339
	Kweichow Moutai Co., Ltd., Class A	51,093	12,765,432
	KWG Group Holdings, Ltd.	1,036,500	1,374,492
*	KWG Living Group Holdings, Ltd.	518,250	406,444
	Lao Feng Xiang Co., Ltd., Class A	9,100	62,561
	Laobaixing Pharmacy Chain JSC, Class A	27,521	294,315
	Lenovo Group, Ltd.	19,511,278	12,250,616
	Lens Technology Co., Ltd., Class A	130,000	651,207
	Leo Group Co., Ltd., Class A	123,400	58,532
	Lepu Medical Technology Beijing Co., Ltd., Class A	135,237	623,145
	Leyard Optoelectronic Co., Ltd., Class A	56,900	60,771
	Li Ning Co., Ltd.	2,852,000	14,864,451
	Liaoning Cheng Da Co., Ltd., Class A	71,300	240,773
	Lingyi iTech Guangdong Co., Class A	261,700	511,010
	Livzon Pharmaceutical Group, Inc., Class H	49,600	219,826
	Logan Group Co., Ltd.	3,728,000	5,849,172
	Lomon Billions Group Co., Ltd., Class A	157,000	581,455
Ω	Longfor Group Holdings, Ltd.	3,028,500	16,593,483
	LONGi Green Energy Technology Co., Ltd., Class A	234,800	2,669,662
	Luenmei Quantum Co., Ltd., Class A	107,860	213,155
	Luxshare Precision Industry Co., Ltd., Class A	280,324	2,296,116
	Luzhou Laojiao Co., Ltd., Class A	62,829	1,622,714
	Maccura Biotechnology Co., Ltd., Class A	28,600	221,260
	Mango Excellent Media Co., Ltd., Class A	45,392	503,791
*	Meinian Onehealth Healthcare Holdings Co., Ltd., Class A	52,557	134,108
*	Meituan Dianping, Class B	1,349,300	50,300,768

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Metallurgical Corp. of China, Ltd., Class H	3,852,000	$622,478
	Milkyway Chemical Supply Chain Service Co., Ltd., Class A	1,700	27,842
	Ming Yang Smart Energy Group, Ltd., Class A	69,904	169,527
	MLS Co., Ltd., Class A	78,500	142,666
	Muyuan Foods Co., Ltd., Class A	178,005	1,887,762
	NanJi E-Commerce Co., Ltd., Class A	77,000	211,704
	Nanjing Iron & Steel Co., Ltd., Class A	423,700	188,832
	Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd., Class A	13,180	77,287
	Nanjing Securities Co., Ltd., Class A	85,700	160,273
*	Nanyang Topsec Technologies Group, Inc., Class A	34,400	108,402
	NARI Technology Co., Ltd., Class A	134,800	418,904
	NAURA Technology Group Co., Ltd., Class A	8,100	207,540
	NavInfo Co., Ltd., Class A	64,300	136,699
	NetEase, Inc., ADR	334,090	28,995,671
	New China Life Insurance Co., Ltd., Class H	1,406,600	5,621,976
	New Hope Liuhe Co., Ltd., Class A	127,900	513,910
*	New Oriental Education & Technology Group, Inc., Sponsored ADR	93,806	15,044,606
	Newland Digital Technology Co., Ltd., Class A	18,600	44,020
	Nine Dragons Paper Holdings, Ltd.	3,293,000	4,392,312
	Ninestar Corp., Class A	79,151	345,142
	Ningbo Joyson Electronic Corp., Class A	91,800	328,725
	Ningbo Tuopu Group Co., Ltd., Class A	22,948	131,038
	Ningbo Zhoushan Port Co., Ltd., Class A	412,900	224,906
# *	NIO, Inc., ADR	333,796	10,207,482
	Northeast Securities Co., Ltd., Class A	69,500	97,029
	Oceanwide Holdings Co., Ltd., Class A	33,100	20,366
	Offcn Education Technology Co., Ltd., Class A	39,212	231,693
	Offshore Oil Engineering Co., Ltd., Class A	227,700	144,187
	OFILM Group Co., Ltd., Class A	248,600	575,128
	Oppein Home Group, Inc., Class A	17,530	322,322
	Opple Lighting Co., Ltd., Class A	7,237	32,419
Ω	Orient Securities Co., Ltd., Class H	1,105,600	728,451
	Oriental Pearl Group Co., Ltd., Class A	173,900	238,843
*	Ourpalm Co., Ltd., Class A	59,700	58,168
	Ovctek China, Inc., Class A	9,780	99,722
*	Pacific Securities Co., Ltd, Class A	288,500	162,465
*	Pangang Group Vanadium Titanium & Resources Co., Ltd., Class A	295,200	87,911
	PCI-Suntek Technology Co., Ltd., Class A	21,100	28,286
	People’s Insurance Co. Group of China, Ltd. (The), Class H	7,832,000	2,330,473
	Perfect World Co., Ltd., Class A	79,085	331,907
#	PetroChina Co., Ltd., ADR	118,623	3,376,011
	PetroChina Co., Ltd., Class H	10,762,000	3,022,371
	PharmaBlock Sciences Nanjing, Inc., Class A	1,000	20,307
	PICC Property & Casualty Co., Ltd., Class H	8,851,198	6,007,426
*	Pinduoduo, Inc., ADR	71,331	6,418,363
	Ping An Bank Co., Ltd., Class A	729,900	1,936,970
* Ω	Ping An Healthcare and Technology Co., Ltd.	222,400	2,869,776
	Ping An Insurance Group Co. of China, Ltd., Class H	5,805,000	60,021,804
*	Polaris Bay Group Co., Ltd., Class A	47,700	83,881
	Poly Developments and Holdings Group Co., Ltd., Class A	404,783	930,557
Ω	Postal Savings Bank of China Co., Ltd., Class H	7,064,000	3,466,752
	Power Construction Corp. of China, Ltd., Class A	830,611	477,394
	Proya Cosmetics Co., Ltd., Class A	10,700	276,704
	Qianhe Condiment and Food Co., Ltd., Class A	10,200	58,259
Ω	Qingdao Port International Co., Ltd., Class H	143,000	81,259
	Qingdao TGOOD Electric Co., Ltd., Class A	13,200	42,893
Ω	Red Star Macalline Group Corp., Ltd., Class H	492,829	297,051
	RiseSun Real Estate Development Co., Ltd., Class A	504,761	530,962
	Rongsheng Petro Chemical Co., Ltd., Class A	262,063	747,447

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	SAIC Motor Corp, Ltd., Class A	254,600	$881,406
	Sanan Optoelectronics Co., Ltd., Class A	146,200	486,635
	Sangfor Technologies, Inc., Class A	1,900	54,002
	Sansteel Minguang Co., Ltd. Fujian, Class A	323,100	318,060
	Sany Heavy Industry Co., Ltd., Class A	482,234	1,874,044
	SDIC Power Holdings Co., Ltd., Class A	90,100	124,541
	Sealand Securities Co., Ltd., Class A	226,400	176,269
	Seazen Group, Ltd.	5,844,000	4,381,288
	Seazen Holdings Co., Ltd. , Class A	245,400	1,194,099
*	Semiconductor Manufacturing International Corp.	3,244,100	9,570,521
	SF Holding Co., Ltd., Class A	165,361	2,048,295
	Shaanxi Coal Industry Co., Ltd., Class A	797,200	1,043,938
	Shandong Buchang Pharmaceuticals Co., Ltd., Class A	123,000	445,829
Ω	Shandong Gold Mining Co., Ltd., Class H	1,053,250	2,494,827
	Shandong Himile Mechanical Science & Technology Co., Ltd., Class A	73,800	270,955
	Shandong Hualu Hengsheng Chemical Co., Ltd., Class A	161,500	683,373
	Shandong Linglong Tyre Co., Ltd., Class A	147,800	661,814
	Shandong Nanshan Aluminum Co., Ltd., Class A	576,310	202,552
	Shandong Sinocera Functional Material Co., Ltd., Class A	23,600	144,956
	Shandong Sun Paper Industry JSC, Ltd., Class A	300,350	625,153
	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	4,024,000	7,804,100
	Shanghai AtHub Co., Ltd., Class A	4,800	49,998
	Shanghai Bairun Investment Holding Group Co., Ltd., Class A	28,100	280,129
	Shanghai Baosight Software Co., Ltd., Class A	36,710	348,658
# *	Shanghai Electric Group Co., Ltd., Class H	3,714,000	1,055,673
	Shanghai Electric Power Co., Ltd., Class A	33,600	35,908
	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	583,000	2,406,039
	Shanghai International Airport Co. Ltd, Class A	21,000	207,751
	Shanghai International Port Group Co., Ltd., Class A	61,300	38,318
	Shanghai Jahwa United Co., Ltd., Class A	35,100	216,664
	Shanghai Jinjiang International Hotels Co., Ltd., Class A	37,700	252,160
* Ω	Shanghai Junshi Biosciences Co., Ltd., Class H	4,400	26,459
	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class A	23,700	40,752
	Shanghai M&G Stationery Inc, Class A	51,069	613,484
	Shanghai Pharmaceuticals Holding Co., Ltd., Class H	1,163,400	1,805,952
	Shanghai Pudong Development Bank Co., Ltd., Class A	1,103,971	1,527,165
	Shanghai Putailai New Energy Technology Co., Ltd., Class A	10,601	176,966
	Shanghai RAAS Blood Products Co., Ltd., Class A	342,000	436,665
	Shanghai Shimao Co., Ltd., Class A	91,800	79,458
	Shanghai Tunnel Engineering Co., Ltd., Class A	23,800	19,859
*	Shanghai Wanye Enterprises Co., Ltd., Class A	11,640	29,356
	Shanghai Yuyuan Tourist Mart Group Co., Ltd., Class A	175,500	227,559
	Shanghai Zhangjiang High-Tech Park Development Co., Ltd., Class A	57,600	163,157
	Shanxi Lu’an Environmental Energy Development Co., Ltd., Class A	192,230	169,217
*	Shanxi Meijin Energy Co., Ltd., Class A	248,517	222,005
	Shanxi Securities Co., Ltd., Class A	144,260	162,233
	Shanxi Taigang Stainless Steel Co., Ltd., Class A	286,200	149,835
	Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A	35,448	1,192,814
	Shanxi Xishan Coal & Electricity Power Co., Ltd., Class A	318,630	220,739
	Shenergy Co., Ltd., Class A	43,000	33,538
	Shengyi Technology Co., Ltd., Class A	217,400	778,892
	Shennan Circuits Co., Ltd., Class A	25,382	410,351
	Shenwan Hongyuan Group Co., Ltd.	1,184,000	300,411
	Shenzhen Airport Co., Ltd., Class A	29,000	34,639
	Shenzhen Capchem Technology Co., Ltd., Class A	9,100	102,099
	Shenzhen Everwin Precision Technology Co., Ltd., Class A	34,500	123,726
	Shenzhen Fastprint Circuit Tech Co., Ltd., Class A	16,100	25,538
	Shenzhen Goodix Technology Co., Ltd., Class A	29,100	748,280
	Shenzhen Hepalink Pharmaceutical Group Co., Ltd., Class A	37,200	110,679

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Shenzhen Inovance Technology Co., Ltd., Class A	39,700	$381,646
	Shenzhen Kaifa Technology Co., Ltd., Class A	61,100	194,191
	Shenzhen Kangtai Biological Products Co., Ltd., Class A	21,650	587,694
	Shenzhen Kinwong Electronic Co., Ltd., Class A	29,864	143,063
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	36,300	2,101,260
*	Shenzhen MTC Co., Ltd., Class A	329,000	296,590
	Shenzhen Overseas Chinese Town Co., Ltd., Class A	614,800	603,210
	Shenzhen Salubris Pharmaceuticals Co., Ltd., Class A	21,100	97,316
	Shenzhen SC New Energy Technology Corp., Class A	7,600	113,576
	Shenzhen Sunlord Electronics Co., Ltd., Class A	47,900	184,922
	Shenzhen Suntak Circuit Technology Co., Ltd., Class A	38,400	96,313
	Shenzhen Sunway Communication Co., Ltd., Class A	49,600	352,578
	Shenzhen YUTO Packaging Technology Co., Ltd., Class A	55,716	246,659
	Shijiazhuang Yiling Pharmaceutical Co., Ltd., Class A	80,617	320,948
	Shimao Group Holdings, Ltd.	3,062,871	10,849,647
*	Siasun Robot & Automation Co., Ltd., Class A	25,500	51,043
	Sichuan Kelun Pharmaceutical Co., Ltd., Class A	107,593	376,882
	Sichuan Swellfun Co., Ltd., Class A	19,500	193,102
	Sieyuan Electric Co., Ltd., Class A	16,000	51,206
	Sino Biopharmaceutical, Ltd.	20,119,500	20,380,930
	Sinocare, Inc., Class A	3,500	21,473
	Sinolink Securities Co., Ltd., Class A	114,000	255,471
	Sinoma Science & Technology Co., Ltd., Class A	216,794	622,546
*	Sinopec Oilfield Service Corp., Class H	1,236,000	76,739
	Sinopec Shanghai Petrochemical Co., Ltd., Class H	1,505,000	278,140
	Sinopharm Group Co., Ltd., Class H	2,426,400	5,574,514
	Sinotruk Hong Kong, Ltd.	1,510,500	3,863,636
	Skshu Paint Co., Ltd., Class A	9,520	210,977
	Songcheng Performance Development Co., Ltd., Class A	62,200	154,490
	SooChow Securities Co., Ltd., Class A	125,400	183,686
	Spring Airlines Co., Ltd., Class A	39,500	251,735
	Sun Art Retail Group, Ltd.	5,105,000	5,530,970
#	Sunac China Holdings, Ltd.	5,686,000	21,073,171
	Sungrow Power Supply Co., Ltd., Class A	46,800	272,163
	Suning.com Co., Ltd., Class A	452,324	656,269
	Sunny Optical Technology Group Co., Ltd.	983,200	16,324,179
	Sunwoda Electronic Co., Ltd., Class A	63,700	266,367
	Suzhou Dongshan Precision Manufacturing Co., Ltd., Class A	113,300	429,647
	Suzhou Gold Mantis Construction Decoration Co., Ltd., Class A	205,700	303,731
	Taiji Computer Corp., Ltd., Class A	5,039	20,219
	Tangshan Jidong Cement Co., Ltd., Class A	192,000	431,276
	TBEA Co., Ltd., Class A	171,500	210,855
	TCL Technology Group Corp., Class A	644,200	582,311
*	Tech-Bank Food Co., Ltd., Class A	148,400	324,020
	Tencent Holdings, Ltd.	4,259,000	325,411,486
*	Tencent Music Entertainment Group, ADR	35,900	534,192
	Thunder Software Technology Co., Ltd., Class A	5,500	70,544
	Tianjin 712 Communication & Broadcasting Co., Ltd., Class A	24,100	155,193
	Tianjin Chase Sun Pharmaceutical Co., Ltd., Class A	29,600	24,414
	Tianjin Zhonghuan Semiconductor Co., Ltd., Class A	185,000	645,184
	Tianma Microelectronics Co., Ltd., Class A	161,455	344,866
*	Tianqi Lithium Corp., Class A	52,200	154,954
	Tianshui Huatian Technology Co., Ltd., Class A	101,500	218,304
	Tingyi Cayman Islands Holding Corp.	5,156,000	9,435,074
	Toly Bread Co., Ltd., Class A	15,200	144,582
*	TongFu Microelectronics Co., Ltd., Class A	70,600	262,813
	Tonghua Dongbao Pharmaceutical Co., Ltd., Class A	214,500	460,021
	Tongkun Group Co., Ltd., Class A	238,609	540,500
	Tongling Nonferrous Metals Group Co., Ltd., Class A	357,500	116,063

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Tongwei Co., Ltd., Class A	443,300	$2,040,887
*	Topchoice Medical Corp., Class A	5,700	192,104
	Transfar Zhilian Co., Ltd., Class A	136,526	110,687
	TravelSky Technology, Ltd., Class H	1,363,000	2,873,193
*	Trip.com Group, Ltd., ADR	462,117	13,290,485
	Tsingtao Brewery Co., Ltd., Class H	824,000	6,827,800
*	Tunghsu Optoelectronic Technology Co., Ltd., Class A	130,400	53,346
	Unigroup Guoxin Microelectronics Co., Ltd., Class A	6,600	106,118
	Unisplendour Corp., Ltd., Class A	106,960	352,121
	United Energy Group, Ltd.	4,846,000	657,940
	Universal Scientific Industrial Shanghai Co., Ltd., Class A	46,000	150,616
	Valiant Co., Ltd., Class A	19,100	49,922
	Venustech Group, Inc., Class A	13,200	61,066
	Victory Giant Technology Huizhou Co., Ltd., Class A	17,400	54,370
*	Vipshop Holdings, Ltd., ADR	978,073	20,930,762
	Walvax Biotechnology Co., Ltd., Class A	9,900	73,826
*	Wanda Film Holding Co., Ltd., Class A	109,300	251,434
	Wangfujing Group Co., Ltd., Class A	10,800	65,018
	Wangsu Science & Technology Co., Ltd., Class A	59,400	69,237
	Wanhua Chemical Group Co., Ltd., Class A	203,200	2,388,795
	Want Want China Holdings, Ltd.	12,213,000	8,087,868
# *	Weibo Corp., Sponsored ADR	134,278	5,579,251
	Weichai Power Co., Ltd., Class H	4,020,800	7,624,573
	Weifu High-Technology Group Co., Ltd., Class A	33,838	130,060
	Weihai Guangwei Composites Co., Ltd., Class A	14,400	142,287
	Wens Foodstuffs Group Co., Ltd., Class A	417,680	1,184,981
	Western Securities Co., Ltd., Class A	175,800	239,550
	Will Semiconductor, Ltd., Class A	19,312	572,041
	Wingtech Technology Co., Ltd., Class A	10,800	162,405
	Winning Health Technology Group Co., Ltd., Class A	9,100	24,217
	Wolong Electric Group Co., Ltd., Class A	27,300	49,928
*	Wonders Information Co., Ltd., Class A	21,868	71,344
	Wuchan Zhongda Group Co., Ltd., Class A	146,400	96,845
	Wuhan Guide Infrared Co., Ltd., Class A	26,560	134,597
	Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd., Class A	106,804	473,461
	Wuhu Token Science Co., Ltd., Class A	184,500	275,495
	Wuliangye Yibin Co., Ltd., Class A	177,806	6,501,011
	WUS Printed Circuit Kunshan Co., Ltd., Class A	195,400	539,019
# Ω	WuXi AppTec Co., Ltd., Class H	146,100	2,335,891
* Ω	Wuxi Biologics Cayman, Inc.	307,000	8,621,699
	Wuxi Lead Intelligent Equipment Co., Ltd., Class A	18,700	167,819
	Wuxi Taiji Industry Co., Ltd., Class A	103,500	157,584
	XCMG Construction Machinery Co., Ltd., Class A	532,703	427,244
	Xiamen C & D, Inc., Class A	197,600	247,495
	Xiamen Intretech, Inc., Class A	43,800	384,993
	Xiamen Kingdomway Group Co., Class A	27,395	155,134
	Xiamen Tungsten Co., Ltd., Class A	60,680	122,051
# * Ω	Xiaomi Corp., Class B	5,143,200	14,627,439
	Xinhu Zhongbao Co., Ltd., Class A	510,500	244,801
	Xinjiang Goldwind Science & Technology Co., Ltd., Class H	1,032,359	1,360,885
	Xinjiang Tianshan Cement Co., Ltd., Class A	137,900	306,875
#	Xinyi Solar Holdings, Ltd.	7,152,011	13,065,618
	Yango Group Co., Ltd., Class A	291,209	299,061
	Yangzhou Yangjie Electronic Technology Co., Ltd., Class A	8,400	51,066
	Yantai Dongcheng Pharmaceutical Co., Ltd., Class A	7,300	25,709
	Yantai Eddie Precision Machinery Co., Ltd., Class A	19,501	148,862
	Yantai Jereh Oilfield Services Group Co., Ltd., Class A	64,500	258,603
	YanTai Shuangta Food Co., Ltd., Class A	9,300	20,296

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Yanzhou Coal Mining Co., Ltd., Class H	4,920,000	$3,580,767
	Yealink Network Technology Corp., Ltd., Class A	24,100	217,513
	Yifan Pharmaceutical Co., Ltd., Class A	75,200	255,414
	Yifeng Pharmacy Chain Co., Ltd., Class A	11,000	167,543
	Yihai International Holding, Ltd.	861,000	11,437,584
	Yintai Gold Co., Ltd., Class A	153,160	230,138
	Yixintang Pharmaceutical Group Co., Ltd., Class A	23,500	141,113
	Yonghui Superstores Co., Ltd., Class A	635,200	741,998
	Yonyou Network Technology Co., Ltd., Class A	73,400	475,021
	Youngor Group Co., Ltd., Class A	239,256	254,941
*	Yuan Longping High-tech Agriculture Co., Ltd., Class A	20,600	51,629
	Yum China Holdings, Inc.	495,373	26,368,705
	Yunda Holding Co., Ltd., Class A	252,990	728,800
	Yunnan Baiyao Group Co. Ltd, Class A	29,300	451,470
*	Yunnan Copper Co., Ltd., Class A	141,600	263,238
	Yunnan Energy New Material Co., Ltd., Class A	33,285	497,843
*	Yunnan Tin Co., Ltd., Class A	74,300	99,718
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd., Class A	21,550	739,998
*	Zhefu Holding Group Co., Ltd., Class A	112,700	83,252
*	Zhejiang Century Huatong Group Co., Ltd., Class A	275,160	351,084
	Zhejiang Chint Electrics Co., Ltd., Class A	168,084	737,057
	Zhejiang Dahua Technology Co., Ltd., Class A	297,413	1,006,901
	Zhejiang Dingli Machinery Co., Ltd., Class A	15,370	209,430
	Zhejiang Hailiang Co., Ltd., Class A	14,200	16,668
	Zhejiang Huafeng Spandex Co., Ltd., Class A	178,583	214,305
	Zhejiang Huahai Pharmaceutical Co., Ltd., Class A	59,640	301,337
*	Zhejiang Huayou Cobalt Co., Ltd., Class A	33,200	197,917
	Zhejiang Jiahua Energy Chemical Industry Co., Ltd., Class A	23,200	34,343
	Zhejiang Jingsheng Mechanical & Electrical Co., Ltd., Class A	40,900	177,557
	Zhejiang Longsheng Group Co., Ltd., Class A	306,900	610,469
	Zhejiang NHU Co., Ltd., Class A	133,200	578,438
	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	184,790	677,210
	Zhejiang Satellite Petrochemical Co., Ltd., Class A	110,800	367,695
	Zhejiang Semir Garment Co., Ltd., Class A	46,900	58,520
	Zhejiang Supor Co., Ltd., Class A	13,900	146,704
	Zhejiang Tianyu Pharmaceutical Co., Ltd., Class A	7,200	101,353
	Zhejiang Weiming Environment Protection Co., Ltd., Class A	69,952	228,914
	Zhejiang Weixing New Building Materials Co., Ltd., Class A	162,434	454,532
	Zhejiang Wolwo Bio-Pharmaceutical Co., Ltd., Class A	3,900	35,280
	Zhengzhou Yutong Bus Co., Ltd., Class A	111,209	266,001
	Zheshang Securities Co., Ltd., Class A	131,600	293,359
# * Ω	ZhongAn Online P&C Insurance Co., Ltd., Class H	390,200	2,042,489
	Zhongji Innolight Co., Ltd., Class A	13,515	95,689
	Zhongjin Gold Corp., Ltd., Class A	212,900	297,440
	Zhongsheng Group Holdings, Ltd.	1,513,000	10,788,056
*	Zhongtian Financial Group Co., Ltd., Class A	218,100	99,357
	Zhuzhou Kibing Group Co., Ltd., Class A	378,501	519,473
	Zijin Mining Group Co., Ltd., Class H	8,813,000	6,424,789
	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	1,839,200	1,623,858
#	ZTE Corp., Class H	1,033,085	2,284,205
	ZTO Express Cayman, Inc., ADR	463,672	13,437,215

TOTAL CHINA			2,185,964,363

COLOMBIA — (0.2%)
	Banco de Bogota SA	52,622	925,084
#	Bancolombia SA, Sponsored ADR	69,079	1,760,824
	Bancolombia SA	181,411	1,148,364
	Cementos Argos SA	224,103	263,746
#	Ecopetrol SA, Sponsored ADR	59,388	549,339

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
COLOMBIA — (Continued)
	Ecopetrol SA	2,525,787	$1,168,805
	Grupo Argos SA	402,382	1,104,111
	Grupo Aval Acciones y Valores SA, ADR	81,855	371,621
	Grupo de Inversiones Suramericana SA	293,882	1,526,226
	Grupo Energia Bogota SA ESP.	742,733	460,568
	Grupo Nutresa SA	173,509	956,679
	Interconexion Electrica SA ESP	428,026	2,306,929

TOTAL COLOMBIA			12,542,296

CZECH REPUBLIC — (0.1%)
	CEZ A.S.	173,530	3,284,326
*	Komercni banka A.S.	44,490	903,421
	O2 Czech Republic A.S.	71,923	675,548

TOTAL CZECH REPUBLIC.			4,863,295

EGYPT — (0.1%)
	Commercial International Bank Egypt S.A.E., GDR.	1,287,014	4,964,505
	Commercial International Bank Egypt S.A.E., GDR.	770	2,976

TOTAL EGYPT.			4,967,481

GREECE — (0.2%)
*	Alpha Bank AE	762,661	388,100
*	Cairo Mezz P.L.C.	139,999	16,925
*	Eurobank Ergasias Services and Holdings SA, Class A	1,679,991	561,805
*	FF Group	12,618	13,226
	Hellenic Petroleum SA	55,582	272,621
	Hellenic Telecommunications Organization SA	210,844	2,796,151
	JUMBO SA	82,586	1,157,553
	Motor Oil Hellas Corinth Refineries SA	56,156	525,046
	Mytilineos SA	88,879	975,158
*	National Bank of Greece SA	392,915	413,793
	OPAP SA	330,784	2,676,067
	Terna Energy SA	62,596	833,270
	Titan Cement International SA	61,385	762,365

TOTAL GREECE.			11,392,080

HONG KONG — (0.3%)
	Shenzhou International Group Holdings, Ltd.	1,090,300	18,970,528

HUNGARY — (0.3%)
*	MOL Hungarian Oil & Gas P.L.C.	1,186,482	5,761,462
*	OTP Bank P.L.C.	233,904	7,296,534
	Richter Gedeon Nyrt.	158,949	3,245,334

TOTAL HUNGARY.			16,303,330

INDIA — (10.2%)
*	3M India, Ltd.	2,464	613,566
	ABB India, Ltd.	10,687	128,069
*	ABB Powar Products & System India, Ltd.	8,507	110,350
	ACC, Ltd.	91,975	2,045,899
	Adani Enterprises, Ltd.	131,784	598,445
	Adani Gas, Ltd.	197,796	587,577
*	Adani Green Energy, Ltd.	262,341	3,030,130
	Adani Ports & Special Economic Zone, Ltd.	981,634	4,737,078
*	Adani Power, Ltd.	1,288,677	620,985
*	Adani Transmissions, Ltd.	401,310	1,566,013
*	Aditya Birla Capital, Ltd.	564,243	493,197

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	AIA Engineering, Ltd.	3,956	$90,298
	Ambuja Cements, Ltd.	815,107	2,856,429
	Apollo Hospitals Enterprise, Ltd.	102,603	2,937,233
	Ashok Leyland, Ltd.	568,311	604,561
	Asian Paints, Ltd.	247,184	7,367,723
	Aurobindo Pharma, Ltd.	749,582	7,820,271
* Ω	Avenue Supermarts, Ltd.	72,626	2,185,975
*	Axis Bank, Ltd.	1,501,934	9,925,435
	Bajaj Auto, Ltd.	80,649	3,136,728
	Bajaj Finance, Ltd.	151,835	6,754,701
	Bajaj Finserv, Ltd.	46,272	3,462,663
	Bajaj Holdings & Investment, Ltd.	63,427	1,973,449
	Balkrishna Industries, Ltd.	140,951	2,547,360
* Ω	Bandhan Bank, Ltd.	68,599	267,069
*	Bank of Baroda.	864,283	484,800
	Bayer CropScience, Ltd.	3,229	237,923
	Berger Paints India, Ltd.	372,075	3,129,528
	Bharat Electronics, Ltd.	1,847,465	2,168,142
	Bharat Forge, Ltd.	348,724	2,116,445
	Bharat Petroleum Corp., Ltd.	432,546	2,063,997
	Bharti Airtel, Ltd.	1,486,827	8,673,481
	Bharti Infratel, Ltd.	704,276	1,762,201
*	Biocon, Ltd.	359,735	1,962,948
	Bosch, Ltd.	6,024	944,201
	Britannia Industries, Ltd.	48,194	2,260,353
	Cadila Healthcare, Ltd.	378,635	2,135,319
	Castrol India, Ltd.	53,803	83,001
	Cholamandalam Investment and Finance Co., Ltd.	687,891	2,515,062
	Cipla, Ltd.	405,531	4,134,521
	Coal India, Ltd.	771,890	1,192,861
	Colgate-Palmolive India, Ltd.	109,696	2,249,245
	Container Corp. Of India, Ltd.	323,952	1,709,247
	Coromandel International, Ltd.	5,122	50,179
	Dabur India, Ltd.	394,673	2,724,958
*	Dalmia Bharat, Ltd.	36,892	419,424
	Divi’s Laboratories, Ltd.	61,792	2,620,240
	DLF, Ltd.	665,071	1,424,428
	Dr Reddy’s Laboratories, Ltd., ADR	116,368	7,541,810
*	Edelweiss Financial Services, Ltd.	640,553	483,579
	EICHER MOTORS LTD.	178,780	5,029,940
	Emami, Ltd.	88,793	424,602
	GAIL India, Ltd.	1,765,666	2,020,043
	GAIL India, Ltd., GDR.	102,368	660,602
* Ω	General Insurance Corp. of India	58,534	93,534
	Gillette India, Ltd.	2,559	183,178
	GlaxoSmithKline Pharmaceuticals, Ltd.	34,920	691,436
	Glenmark Pharmaceuticals, Ltd.	9,337	59,897
	Godrej Consumer Products, Ltd.	373,519	3,356,238
*	Godrej Properties, Ltd.	39,365	547,932
	Grasim Industries, Ltd.	447,297	4,703,578
	Havells India, Ltd.	372,220	3,660,098
	HCL Technologies, Ltd.	1,098,224	12,536,712
Ω	HDFC Asset Management Co., Ltd.	23,512	713,756
*	HDFC Bank, Ltd.	2,413,140	38,500,245
* Ω	HDFC Life Insurance Co., Ltd.	305,640	2,435,469
*	Hemisphere Properties India, Ltd.	109,030	99,750
	Hero MotoCorp, Ltd.	131,435	4,967,758
	Hindalco Industries, Ltd.	2,897,154	6,702,444
	Hindustan Petroleum Corp., Ltd.	746,747	1,896,567

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Hindustan Unilever, Ltd.	707,479	$19,816,710
	Honeywell Automation India, Ltd.	1,023	391,855
	Housing Development Finance Corp., Ltd.	751,775	19,477,620
*	ICICI Bank, Ltd., Sponsored ADR	565,098	5,961,779
*	ICICI Bank, Ltd.	1,115,137	5,879,109
Ω	ICICI Lombard General Insurance Co., Ltd.	76,631	1,281,372
Ω	ICICI Prudential Life Insurance Co., Ltd.	248,252	1,352,445
	IIFL Finance, Ltd.	9,616	9,618
	IIFL Securities, Ltd.	120,008	63,358
	IIFL Wealth Management, Ltd.	14,519	179,185
	Indian Oil Corp., Ltd.	1,272,598	1,360,633
	Indraprastha Gas, Ltd.	285,841	1,554,967
*	IndusInd Bank, Ltd.	173,449	1,364,555
	Info Edge India, Ltd.	35,335	1,687,573
	Infosys, Ltd., Sponsored ADR	1,345,607	19,201,812
	Infosys, Ltd.	2,138,472	30,632,413
* Ω	InterGlobe Aviation, Ltd.	48,289	848,699
	ITC, Ltd.	2,744,005	6,137,671
	JSW Steel, Ltd.	2,298,891	9,575,969
	Jubilant Foodworks, Ltd.	119,239	3,505,467
	Kansai Nerolac Paints, Ltd.	142,647	991,361
*	Kotak Mahindra Bank, Ltd.	452,632	9,431,106
Ω	Larsen & Toubro Infotech, Ltd.	77,416	3,045,795
	Larsen & Toubro, Ltd.	382,250	4,795,969
	Lupin, Ltd.	303,782	3,720,160
*	Mahindra & Mahindra Financial Services, Ltd.	824,075	1,360,979
	Mahindra & Mahindra, Ltd.	927,663	7,435,880
	Marico, Ltd.	758,665	3,646,577
	Maruti Suzuki India, Ltd.	34,841	3,259,642
	Mindtree, Ltd.	3,245	58,383
	Motherson Sumi Systems, Ltd.	2,490,668	3,551,081
	Mphasis, Ltd.	149,384	2,795,879
	MRF, Ltd.	1,846	1,617,455
	Muthoot Finance, Ltd.	211,921	3,510,479
	Nestle India, Ltd.	20,232	4,679,432
	NHPC, Ltd.	1,503,523	402,888
	NMDC, Ltd.	397,000	440,060
	NTPC, Ltd.	1,349,584	1,608,331
*	Oberoi Realty, Ltd.	30,267	180,770
	Oil & Natural Gas Corp., Ltd.	617,756	540,020
	Oracle Financial Services Software, Ltd.	37,250	1,584,710
	Page Industries, Ltd.	8,408	2,274,407
	Petronet LNG, Ltd.	1,656,399	5,163,221
	Pfizer, Ltd.	2,520	169,620
	PI Industries, Ltd.	3,550	105,262
	Pidilite Industries, Ltd.	95,834	2,030,823
	Piramal Enterprises, Ltd.	123,786	2,102,102
	Power Finance Corp., Ltd.	1,284,234	1,513,916
	Power Grid Corp. of India, Ltd.	1,250,335	2,901,302
	Procter & Gamble Hygiene & Health Care, Ltd.	11,092	1,519,595
*	Punjab National Bank	2,198,080	793,071
	Rajesh Exports, Ltd.	65,676	409,448
	REC, Ltd.	1,315,399	1,825,414
	Reliance Industries, Ltd.	2,124,250	59,176,691
* Ω	SBI Life Insurance Co., Ltd.	132,215	1,374,843
	Shree Cement, Ltd.	10,117	2,948,797
	Shriram Transport Finance Co., Ltd.	173,639	1,615,392
	Siemens, Ltd.	46,139	788,743
	SRF, Ltd.	16,021	948,442

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
*	State Bank of India	1,062,397	$2,716,078
*	State Bank of India, GDR	3,115	78,965
	Sun Pharmaceutical Industries, Ltd.	680,204	4,275,065
	Sundaram Finance Holdings, Ltd.	27,690	20,215
	Sundaram Finance, Ltd.	16,522	327,702
	Tata Chemicals, Ltd.	103,755	448,312
	Tata Communications, Ltd.	109,030	1,367,816
	Tata Consultancy Services, Ltd.	789,149	28,427,406
	Tata Consumer Products, Ltd.	521,576	3,473,763
*	Tata Motors, Ltd., Sponsored ADR	7,294	63,968
*	Tata Motors, Ltd.	5,413,981	9,667,788
	Tata Steel, Ltd.	365,620	2,021,808
	Tech Mahindra, Ltd.	566,803	6,224,966
	Titan Co., Ltd.	269,307	4,245,216
	Torrent Pharmaceuticals, Ltd.	88,263	3,050,402
	UltraTech Cement, Ltd.	105,617	6,480,983
	United Breweries, Ltd.	95,900	1,197,813
*	United Spirits, Ltd.	386,381	2,628,698
	UPL, Ltd.	1,301,255	7,945,868
	Varun Beverages, Ltd.	13,519	119,223
	Vedanta, Ltd.	3,703,380	4,800,450
	Voltas, Ltd.	40,978	390,938
	Whirlpool of India, Ltd.	27,842	797,028
	Wipro, Ltd.	1,810,760	8,311,446
	Zee Entertainment Enterprises, Ltd.	334,510	844,958

TOTAL INDIA.			587,360,607

INDONESIA — (1.6%)
	Ace Hardware Indonesia Tbk PT	11,832,300	1,261,745
	Adaro Energy Tbk PT.	35,715,400	2,707,354
	Astra Agro Lestari Tbk PT.	455,245	332,697
	Astra International Tbk PT.	17,310,410	6,321,291
	Bank BTPN Syariah Tbk PT.	49,700	12,411
	Bank Central Asia Tbk PT.	5,656,500	11,130,045
	Bank Danamon Indonesia Tbk PT.	4,650,879	770,958
	Bank Mandiri Persero Tbk PT.	12,156,434	4,735,305
	Bank Negara Indonesia Persero Tbk PT.	6,400,322	2,036,255
*	Bank Pan Indonesia Tbk PT.	3,393,300	178,792
	Bank Rakyat Indonesia Persero Tbk PT.	43,426,900	9,830,629
*	Barito Pacific Tbk PT.	39,414,700	2,388,072
	Bayan Resources Tbk PT.	79,500	68,207
	Bukit Asam Tbk PT.	10,954,400	1,435,290
	Charoen Pokphand Indonesia Tbk PT	8,175,100	3,220,581
	Ciputra Development Tbk PT	1,189,900	65,439
*	Gudang Garam Tbk PT	1,030,300	2,869,386
	Indah Kiat Pulp & Paper Corp. Tbk PT.	6,824,500	4,179,286
	Indocement Tunggal Prakarsa Tbk PT	1,332,100	1,100,000
	Indofood CBP Sukses Makmur Tbk PT	2,659,100	1,746,710
	Indofood Sukses Makmur Tbk PT	10,932,900	5,179,006
	Jasa Marga Persero Tbk PT	1,686,613	406,477
	Kalbe Farma Tbk PT	26,362,200	2,735,107
	Mayora Indah Tbk PT	9,931,325	1,582,770
*	Merdeka Copper Gold Tbk PT.	2,099,200	262,051
	Mitra Keluarga Karyasehat Tbk PT.	4,366,400	781,152
	Perusahaan Gas Negara Tbk PT.	10,792,900	774,634
	Sarana Menara Nusantara Tbk PT.	38,313,400	2,565,751
	Semen Indonesia Persero Tbk PT.	3,312,600	2,145,942
*	Sinar Mas Agro Resources & Technology Tbk PT	1,035,700	210,852
	Telekomunikasi Indonesia Persero Tbk PT.	34,006,600	6,021,204

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDONESIA — (Continued)
#	Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	86,602	$1,480,028
	Tower Bersama Infrastructure Tbk PT	12,992,000	1,314,092
	Transcoal Pacific Tbk PT	179,600	74,599
	Unilever Indonesia Tbk PT.	7,070,800	3,752,378
	United Tractors Tbk PT	4,327,696	6,182,942
*	Vale Indonesia Tbk PT	2,831,000	774,309
	XL Axiata Tbk PT.	9,184,800	1,255,456

TOTAL INDONESIA.			93,889,203

MALAYSIA — (2.0%)
	AMMB Holdings Bhd.	4,097,459	2,811,950
	Astro Malaysia Holdings Bhd.	1,486,700	261,339
	Axiata Group Bhd.	3,897,232	2,748,154
	Batu Kawan Bhd.	105,400	383,581
	BIMB Holdings Bhd.	1,185,355	896,522
	Carlsberg Brewery Malaysia Bhd, Class B	122,900	546,636
	CIMB Group Holdings Bhd.	4,064,491	2,884,689
	Dialog Group Bhd.	2,303,318	2,051,403
	DiGi.Com Bhd.	2,985,120	2,708,203
	Fraser & Neave Holdings Bhd.	226,900	1,725,685
	Gamuda Bhd.	2,908,846	2,331,342
#	Genting Bhd.	3,004,400	2,141,718
#	Genting Malaysia Bhd.	3,686,500	1,774,945
	Genting Plantations Bhd.	319,600	755,162
#	HAP Seng Consolidated Bhd.	935,700	1,650,152
	Hartalega Holdings Bhd.	1,527,200	6,624,742
	Heineken Malaysia Bhd.	121,200	525,313
	Hong Leong Bank Bhd.	494,166	1,761,534
#	Hong Leong Financial Group Bhd.	541,183	1,839,279
	IHH Healthcare Bhd.	941,700	1,127,106
	IJM Corp. Bhd.	2,079,762	670,606
	Inari Amertron Bhd.	3,580,200	2,191,196
	IOI Corp. Bhd.	1,439,405	1,490,538
	IOI Properties Group Bhd.	2,271,129	470,416
	Kossan Rubber Industries	1,160,000	2,095,948
	Kuala Lumpur Kepong Bhd.	267,846	1,366,267
	LPI Capital Bhd.	12,900	39,661
#	Malayan Banking Bhd.	3,044,838	5,126,372
	Malaysia Airports Holdings Bhd.	2,369,641	2,385,567
	Malaysia Building Society Bhd.	684,059	80,706
#	Maxis Bhd.	2,620,500	3,026,793
	MISC Bhd.	713,998	1,132,607
	Nestle Malaysia Bhd.	45,500	1,525,625
	Petronas Chemicals Group Bhd.	1,858,100	2,618,101
	Petronas Dagangan Bhd.	344,300	1,427,568
	Petronas Gas Bhd.	610,600	2,316,341
	PPB Group Bhd.	797,280	3,609,228
	Press Metal Aluminium Holdings Bhd.	1,846,600	2,442,242
	Public Bank Bhd.	3,261,414	11,833,147
#	QL Resources Bhd.	1,762,785	2,671,820
#	RHB Bank Bhd.	2,566,705	2,612,295
	Serba Dinamik Holdings Bhd.	2,892,120	1,066,129
	Sime Darby Bhd.	6,709,461	3,891,734
	Sime Darby Plantation Bhd.	1,265,961	1,474,377
	Sime Darby Property Bhd.	325,961	42,346
	Sunway Bhd.	2,523,482	814,384
	Telekom Malaysia Bhd.	1,604,564	1,617,417
	Tenaga Nasional Bhd.	1,613,150	3,702,813
	TIME dotCom Bhd.	99,200	307,380

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
MALAYSIA — (Continued)
	Top Glove Corp. Bhd.	3,875,700	$7,993,715
	United Plantations Bhd.	77,000	266,946
	Westports Holdings Bhd.	1,788,800	1,677,915
	Yinson Holdings Bhd.	765,800	843,980
*	YTL Corp. Bhd.	13,107,212	2,288,630
# *	YTL Power International Bhd.	1,251,621	192,919

TOTAL MALAYSIA.			114,863,184

MEXICO — (2.3%)
#	Alfa S.A.B. de C.V., Class A	9,345,672	6,247,631
#	America Movil S.A.B. de C.V.	30,206,745	18,356,313
	America Movil S.A.B. de C.V., Sponsored ADR, Class L.	109,448	1,304,620
	Arca Continental S.A.B. de C.V.	448,558	1,956,091
#	Becle S.A.B. de C.V.	572,695	1,208,757
#	Cemex S.A.B. de C.V.	25,115,105	10,372,124
#	Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR	18,919	716,841
#	Coca-Cola Femsa S.A.B. de C.V.	415,925	1,582,992
#	El Puerto de Liverpool S.A.B. de C.V., Class C1.	255,837	689,541
	Fomento Economico Mexicano S.A.B. de C.V.	820,425	4,413,582
#	Gruma S.A.B. de C.V., Class B	468,885	5,004,402
	Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR	11,244	935,276
	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	466,141	3,880,937
# *	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	19,109	2,204,223
	Grupo Bimbo S.A.B. de C.V., Class A	2,506,542	4,844,929
# *	Grupo Carso S.A.B. de C.V.	770,169	1,430,213
#	Grupo Elektra S.A.B. de C.V.	91,173	5,184,931
*	Grupo Financiero Banorte S.A.B. de C.V., Class O	3,719,595	16,588,817
*	Grupo Financiero Inbursa S.A.B. de C.V., Class O	3,711,278	2,750,456
#	Grupo Mexico S.A.B. de C.V., Class B	3,350,437	9,553,046
*	Grupo Qumma S.A. de C.V., Class B	1,591	0
*	Grupo Televisa S.A.B., Sponsored ADR	221,037	1,405,795
# *	Grupo Televisa S.A.B.	3,855,546	4,907,703
	Industrias Penoles S.A.B. de C.V.	308,519	4,927,810
# *	Infraestructura Energetica Nova S.A.B. de C.V.	382,144	1,277,687
	Kimberly-Clark de Mexico S.A.B. de C.V., Class A	2,340,544	3,495,671
	Megacable Holdings S.A.B. de C.V.	42,767	135,490
	Orbia Advance Corp. S.A.B. de C.V.	3,444,833	6,121,008
*	Organizacion Soriana S.A.B. de C.V., Class B	799,583	609,163
	Promotora y Operadora de Infraestructura S.A.B. de C.V.	203,000	1,339,361
#	Wal-Mart de Mexico S.A.B. de C.V.	3,657,853	8,856,862

TOTAL MEXICO.			132,302,272

PERU — (0.1%)
	Cementos Pacasmayo SAA, ADR	15,158	115,203
	Cia de Minas Buenaventura SAA, ADR	105,921	1,299,651
	Credicorp, Ltd.	51,859	5,947,190
*	Grana y Montero SAA, Sponsored ADR	66,290	118,990

TOTAL PERU			7,481,034

PHILIPPINES — (0.9%)
	Aboitiz Equity Ventures, Inc.	1,305,570	1,201,496
	Aboitiz Power Corp.	1,440,600	803,838
*	Alliance Global Group, Inc.	1,964,800	321,947
	Ayala Corp.	146,972	2,316,425
	Ayala Land, Inc.	6,329,818	4,309,117
	Bank of the Philippine Islands.	1,230,042	1,865,556
	BDO Unibank, Inc.	1,553,962	2,845,559
	DMCI Holdings, Inc.	1,715,800	155,411

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
PHILIPPINES — (Continued)
	Emperador, Inc.	1,979,300	$409,910
	Fwbc Holdings, Inc.	2,006,957	0
	Globe Telecom, Inc.	32,255	1,350,447
	GT Capital Holdings, Inc.	66,016	585,869
	International Container Terminal Services, Inc.	1,324,490	3,141,100
	JG Summit Holdings, Inc.	3,291,739	4,365,997
	Jollibee Foods Corp.	583,860	2,047,684
	LT Group, Inc.	3,445,300	821,204
	Manila Electric Co.	158,670	982,792
*	Megaworld Corp.	8,531,000	533,698
	Metro Pacific Investments Corp.	10,608,700	877,736
	Metropolitan Bank & Trust Co.	2,147,218	1,804,845
#	PLDT, Inc., Sponsored ADR	89,661	2,416,364
	PLDT, Inc.	120,010	3,273,313
	Puregold Price Club, Inc.	2,182,700	1,860,239
	Robinsons Land Corp.	2,484,282	769,345
	Robinsons Retail Holdings, Inc.	542,310	718,812
	San Miguel Corp.	1,444,330	3,041,072
	San Miguel Food and Beverage, Inc.	48,780	64,356
	Security Bank Corp.	162,240	322,368
	SM Investments Corp.	112,933	2,214,738
	SM Prime Holdings, Inc.	7,543,610	5,252,530
*	Top Frontier Investment Holdings, Inc.	9,805	25,496
	Universal Robina Corp.	792,150	2,252,886

TOTAL PHILIPPINES.			52,952,150

POLAND — (0.6%)
*	AmRest Holdings SE.	33,344	116,137
	Asseco Poland SA	13,849	224,454
*	Bank Handlowy w Warszawie SA	38,652	270,031
*	Bank Millennium SA	282,730	154,634
*	Bank Polska Kasa Opieki SA	80,250	858,804
# *	CD Projekt SA	46,198	3,922,732
#	Cyfrowy Polsat SA	364,278	2,273,785
# * Ω	Dino Polska SA	49,289	2,709,881
	Grupa Lotos SA	132,220	932,503
# *	ING Bank Slaski SA	31,569	819,040
*	KGHM Polska Miedz SA	182,117	5,449,318
*	LPP SA	1,691	2,242,836
# *	mBank SA	20,217	591,236
# *	Orange Polska SA	921,255	1,416,117
*	PGE Polska Grupa Energetyczna SA	1,367,420	1,560,143
	Polski Koncern Naftowy Orlen SA	494,427	4,765,365
	Polskie Gornictwo Naftowe i Gazownictwo SA	1,110,257	1,170,819
*	Powszechna Kasa Oszczednosci Bank Polski SA	412,767	1,980,126
# *	Powszechny Zaklad Ubezpieczen SA	398,671	2,178,971
# *	Santander Bank Polska SA	28,970	901,798

TOTAL POLAND.			34,538,730

QATAR — (0.2%)
	Commercial Bank PSQC (The)	87,247	102,251
	Industries Qatar QSC.	164,595	406,174
	Masraf Al Rayan QSC.	1,681,242	1,981,423
	Mesaieed Petrochemical Holding Co.	706,143	361,319
	Ooredoo QPSC.	308,907	560,605
	Qatar Electricity & Water Co. QSC	237,950	1,089,163
	Qatar Fuel QSC.	131,484	620,854
	Qatar Gas Transport Co., Ltd.	1,586,091	1,168,994

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
QATAR — (Continued)
	Qatar Islamic Bank SAQ	332,658	$1,481,524
	Qatar National Bank QPSC	1,050,868	5,102,104

TOTAL QATAR			12,874,411

RUSSIA — (1.1%)
	Gazprom PJSC, Sponsored ADR	1,200,576	4,599,475
	Gazprom PJSC, Sponsored ADR	55,465	213,540
	Lukoil PJSC, Sponsored ADR	188,186	9,628,187
	Magnitogorsk Iron & Steel Works PJSC, GDR.	199,210	1,222,165
*	Mail.Ru Group, Ltd., GDR	26,729	701,636
	MMC Norilsk Nickel PJSC, ADR	1,184	28,120
	MMC Norilsk Nickel PJSC, ADR	384,564	9,165,851
	Mobile TeleSystems PJSC, Sponsored ADR	433,757	3,391,980
	Novatek PJSC, GDR	9,336	1,125,671
	Novolipetsk Steel PJSC, GDR.	56,468	1,311,664
	Novolipetsk Steel PJSC, GDR.	113	2,626
	PhosAgro PJSC, GDR	83,207	958,749
	PhosAgro PJSC, GDR	2,148	24,745
	Polyus PJSC, GDR.	18,709	1,839,095
	Polyus PJSC, GDR.	1,468	144,391
	Rosneft Oil Co. PJSC, GDR.	1,571	6,865
	Rosneft Oil Co. PJSC, GDR.	700,727	3,058,628
	Rostelecom PJSC, Sponsored ADR	9,232	64,070
	Rostelecom PJSC, Sponsored ADR	78,867	546,309
	RusHydro PJSC, ADR	8,031	6,869
	RusHydro PJSC, ADR	977,442	839,501
	Sberbank of Russia PJSC, Sponsored ADR	998,144	10,082,676
	Severstal PAO, GDR	86,064	1,176,450
	Severstal PAO, GDR	110	1,504
	Tatneft PJSC, Sponsored ADR	113,973	3,542,080
	Tatneft PJSC, Sponsored ADR	2,160	66,960
	VEON, Ltd., ADR	40,163	50,204
	VTB Bank PJSC, GDR	1,358,280	1,055,667
	VTB Bank PJSC, GDR	1,104,344	857,523
	X5 Retail Group NV, GDR.	106,857	3,754,955

TOTAL RUSSIA			59,468,156

SAUDI ARABIA — (1.7%)
	Abdullah Al Othaim Markets Co.	49,677	1,726,750
	Advanced Petrochemical Co.	94,729	1,460,697
	Al Rajhi Bank.	838,186	14,708,032
*	Alinma Bank	1,405,371	5,712,161
	Almarai Co. JSC.	155,935	2,146,691
	Arab National Bank	68,859	347,704
	Arabian Centres Co., Ltd.	159,005	1,026,927
	Bank AlBilad	535,232	3,314,013
	Bank Al-Jazira.	917,031	3,175,785
	Banque Saudi Fransi.	99,528	786,416
*	Bupa Arabia for Cooperative Insurance Co.	47,849	1,456,445
*	Co. for Cooperative Insurance (The)	35,675	769,681
*	Dar Al Arkan Real Estate Development Co.	84,873	180,374
*	Etihad Etisalat Co.	847,122	6,303,667
	Jarir Marketing Co.	57,964	2,669,642
	Mouwasat Medical Services Co.	32,954	1,124,340
	National Commercial Bank	797,752	8,282,778
	National Petrochemical Co.	52,666	379,793
*	Rabigh Refining & Petrochemical Co.	170,776	554,918
	Riyad Bank	490,801	2,352,606

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SAUDI ARABIA — (Continued)
	Sahara International Petrochemical Co.	491,514	$1,909,466
	Samba Financial Group.	321,774	2,363,831
	Saudi Arabian Fertilizer Co.	107,996	2,169,368
*	Saudi Arabian Mining Co.	265,591	2,648,957
	Saudi Basic Industries Corp.	416,831	9,997,632
	Saudi British Bank (The)	218,542	1,383,420
	Saudi Electricity Co.	417,214	2,104,769
	Saudi Industrial Investment Group.	12,889	69,687
*	Saudi Investment Bank (The)	20,503	87,973
*	Saudi Kayan Petrochemical Co.	994,698	2,515,750
	Saudi Telecom Co.	373,207	9,914,621
	Savola Group (The)	285,100	3,480,813
	Yanbu National Petrochemical Co.	151,285	2,316,168

TOTAL SAUDI ARABIA			99,441,875

SOUTH AFRICA — (4.2%)
	Absa Group, Ltd.	1,418,105	7,623,003
	Anglo American Platinum, Ltd.	61,285	4,057,982
	AngloGold Ashanti, Ltd., Sponsored ADR	571,706	13,229,277
*	Aspen Pharmacare Holdings, Ltd.	725,979	4,727,593
	Bid Corp., Ltd.	370,728	5,104,120
#	Bidvest Group, Ltd. (The)	924,825	7,604,820
*	Capitec Bank Holdings, Ltd.	53,791	3,780,411
	Clicks Group, Ltd.	422,422	6,109,660
	Discovery, Ltd.	835,792	5,525,347
	Exxaro Resources, Ltd.	622,412	4,198,855
	FirstRand, Ltd.	3,698,398	8,585,188
	Gold Fields, Ltd., Sponsored ADR	2,253,137	24,626,787
	Impala Platinum Holdings, Ltd.	1,398,536	12,447,419
	Investec, Ltd.	596,531	1,098,382
	Kumba Iron Ore, Ltd.	85,514	2,538,859
	Liberty Holdings, Ltd.	37,414	123,820
	Life Healthcare Group Holdings, Ltd.	111,749	111,735
	Mr. Price Group, Ltd.	389,288	2,944,956
	MTN Group, Ltd.	4,077,215	14,557,738
	MultiChoice Group, Ltd.	845,585	6,973,438
	Naspers, Ltd., Class N.	149,803	29,245,654
	Nedbank Group, Ltd.	789,916	4,672,827
	NEPI Rockcastle P.L.C.	382,624	1,356,866
*	Ninety One, Ltd.	298,265	785,233
# *	Northam Platinum, Ltd.	535,431	5,144,382
#	Old Mutual, Ltd.	7,858,201	4,558,409
Ω	Pepkor Holdings, Ltd.	189,137	139,138
	PSG Group, Ltd.	289,732	936,355
	Sanlam, Ltd.	1,854,766	5,410,184
# *	Sasol, Ltd., Sponsored ADR	742,393	3,904,987
	Shoprite Holdings, Ltd.	903,171	7,155,618
	Sibanye Stillwater, Ltd.	3,325,327	9,805,456
	Sibanye Stillwater, Ltd., ADR	214,816	2,549,866
	SPAR Group, Ltd. (The)	176,081	1,866,650
	Standard Bank Group, Ltd.	1,959,872	12,815,391
*	Steinhoff International Holdings NV.	3,098,116	164,441
	Tiger Brands, Ltd.	383,036	4,751,210
	Vodacom Group, Ltd.	771,595	5,814,720
	Woolworths Holdings, Ltd.	1,632,381	3,506,124

TOTAL SOUTH AFRICA			240,552,901

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (13.5%)
*	Alteogen, Inc.	10,185	$1,436,359
	Amorepacific Corp.	20,758	2,916,201
	AMOREPACIFIC Group	19,744	763,732
	BGF retail Co., Ltd.	12,966	1,348,316
	BNK Financial Group, Inc.	103,423	505,224
	Bukwang Pharmaceutical Co., Ltd.	20,716	426,832
*	Celltrion Pharm, Inc.	8,392	811,772
# *	Celltrion, Inc.	67,643	14,443,378
	Cheil Worldwide, Inc.	121,186	2,242,722
	CJ CheilJedang Corp.	16,098	5,148,409
	CJ Corp.	56,308	3,785,852
	CJ ENM Co., Ltd.	23,451	2,739,989
*	CJ Logistics Corp.	11,638	1,642,537
	Com2uSCorp.	10,851	1,070,162
	Coway Co., Ltd.	59,427	3,638,863
	Daelim Industrial Co., Ltd.	55,977	3,868,846
*	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	71,856	1,364,978
	DB HiTek Co., Ltd.	9,251	262,658
	DB Insurance Co., Ltd.	133,456	5,217,610
	Dongsuh Cos., Inc.	24,238	618,406
	Doosan Bobcat, Inc.	55,047	1,406,688
*	Doosan Fuel Cell Co., Ltd.	51,053	1,892,173
*	Doosan Heavy Industries & Construction Co., Ltd.	356,717	4,340,785
# *	Doosan Infracore Co., Ltd.	339,079	2,508,816
*	Doosan Solus Co., Ltd.	28,141	792,896
	Douzone Bizon Co., Ltd.	33,863	2,985,563
	E-MART, Inc.	22,093	2,781,462
	F&F Co., Ltd.	10,001	807,522
	Fila Holdings Corp.	62,832	2,143,939
*	Genexine Co., Ltd.	7,064	706,614
	Green Cross Corp.	3,210	852,882
	GS Engineering & Construction Corp.	124,440	2,952,626
	GS Holdings Corp.	103,742	3,032,206
	GS Retail Co., Ltd.	78,136	2,218,824
	Hana Financial Group, Inc.	429,523	11,602,475
# *	Hanall Biopharma Co., Ltd.	13,171	324,117
	Hanjin Kal Corp.	5,439	358,049
	Hankook Tire & Technology Co., Ltd.	148,187	4,151,344
	Hanmi Pharm Co., Ltd.	5,509	1,281,679
	Hanmi Science Co., Ltd.	7,319	345,428
	Hanon Systems.	223,003	2,211,331
	Hanssem Co., Ltd.	8,117	678,628
*	Hanwha Aerospace Co., Ltd.	50,714	1,132,753
	Hanwha Corp.	42,860	914,040
	Hanwha Solutions Corp.	135,156	5,253,733
# *	Helixmith Co., Ltd.	7,286	119,395
	Hite Jinro Co., Ltd.	39,010	1,158,390
# *	HLB, Inc.	31,752	2,603,198
*	HMM Co., Ltd.	141,234	1,125,448
	Hotel Shilla Co., Ltd.	55,107	3,632,630
*	Hugel, Inc.	3,911	728,406
	Hyosung Corp.	8,091	530,616
	Hyundai Department Store Co., Ltd.	11,496	603,778
	Hyundai Elevator Co., Ltd.	26,047	858,768
	Hyundai Engineering & Construction Co., Ltd.	91,114	2,483,868
	Hyundai Glovis Co., Ltd.	40,508	6,020,116
	Hyundai Heavy Industries Holdings Co., Ltd.	10,120	1,925,853
	Hyundai Marine & Fire Insurance Co., Ltd.	236,365	4,868,327
	Hyundai Mobis Co., Ltd.	37,378	7,489,188

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	Hyundai Motor Co.	62,745	$9,184,362
*	Hyundai Rotem Co., Ltd.	34,517	456,103
	Hyundai Steel Co.	101,560	2,610,962
	Iljin Materials Co., Ltd.	12,480	474,348
	Industrial Bank of Korea.	489,000	3,550,441
	Kakao Corp.	14,217	4,145,548
	Kangwon Land, Inc.	67,450	1,258,576
	KB Financial Group, Inc.	221,779	7,932,977
#	KB Financial Group, Inc., ADR	31,200	1,114,776
	KCC Corp.	3,556	482,594
*	KCC Glass Corp.	1,840	48,246
	Kia Motors Corp.	342,300	15,351,859
	KIWOOM Securities Co., Ltd.	26,929	2,463,343
# *	KMW Co., Ltd.	45,444	2,518,967
	Koh Young Technology, Inc.	1,653	116,329
	Korea Aerospace Industries, Ltd.	37,044	717,316
*	Korea Electric Power Corp., Sponsored ADR	93,784	810,294
*	Korea Electric Power Corp.	108,108	1,906,959
	Korea Gas Corp.	41,078	993,563
	Korea Investment Holdings Co., Ltd.	81,544	4,980,865
*	Korea Shipbuilding & Offshore Engineering Co., Ltd.	42,167	2,940,301
	Korea Zinc Co., Ltd.	12,663	4,282,719
*	Korean Air Lines Co., Ltd.	282,178	5,010,450
	KT Corp., Sponsored ADR	82,100	789,802
	KT&G Corp.	100,714	7,191,396
	Kumho Petrochemical Co., Ltd.	24,556	2,904,682
	LEENO Industrial, Inc.	10,832	1,165,126
	LG Chem, Ltd.	22,611	12,329,347
	LG Corp.	93,236	5,582,883
# *	LG Display Co., Ltd., ADR	520,462	3,263,297
# *	LG Display Co., Ltd.	470,973	5,880,809
	LG Electronics, Inc.	320,927	23,857,535
	LG Household & Health Care, Ltd.	8,312	11,020,703
	LG Innotek Co., Ltd.	32,254	4,372,563
	LG Uplus Corp.	528,937	5,178,065
	Lotte Chemical Corp.	14,183	2,933,245
	Lotte Corp.	33,271	838,662
	LOTTE Fine Chemical Co., Ltd.	16,315	700,767
#	Lotte Shopping Co., Ltd.	13,022	964,293
	LS Corp.	11,522	527,817
	LS Electric Co., Ltd.	22,156	972,867
	Macquarie Korea Infrastructure Fund.	332,855	3,233,582
	Mando Corp.	85,231	2,709,033
	Medy-Tox, Inc.	1,202	196,581
	Meritz Financial Group, Inc.	77,357	644,192
	Meritz Fire & Marine Insurance Co., Ltd.	189,338	2,323,008
	Meritz Securities Co., Ltd.	584,053	1,704,979
	Mirae Asset Daewoo Co., Ltd.	468,090	3,487,455
	NAVER Corp.	56,198	14,379,432
	NCSoft Corp.	10,480	7,200,638
* Ω	Netmarble Corp.	4,549	472,597
	NH Investment & Securities Co., Ltd.	150,807	1,277,674
*	NHN Corp.	9,819	604,261
	NongShim Co., Ltd.	2,415	614,660
*	OCI Co., Ltd.	7,694	423,620
	Orion Corp.	8,589	823,022
	Ottogi Corp.	1,318	617,879
*	Pan Ocean Co., Ltd.	328,861	1,047,071
*	Pearl Abyss Corp.	10,853	1,930,149

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	POSCO, Sponsored ADR	53,814	$2,492,126
	POSCO.	66,149	12,211,381
	POSCO Chemical Co., Ltd.	14,633	961,941
	Posco International Corp.	165,596	1,955,812
	S-1 Corp.	27,240	1,957,729
* Ω	Samsung Biologics Co., Ltd.	4,034	2,437,734
	Samsung C&T Corp.	50,541	4,950,804
	Samsung Card Co., Ltd.	36,669	951,653
	Samsung Electro-Mechanics Co., Ltd.	66,506	7,904,774
	Samsung Electronics Co., Ltd., GDR.	15,174	19,143,068
	Samsung Electronics Co., Ltd.	4,886,904	245,643,203
*	Samsung Engineering Co., Ltd.	275,085	2,876,397
	Samsung Fire & Marine Insurance Co., Ltd.	46,188	7,303,061
*	Samsung Heavy Industries Co., Ltd.	548,807	2,466,870
	Samsung Life Insurance Co., Ltd.	62,110	3,476,429
	Samsung SDI Co., Ltd.	15,984	6,296,677
	Samsung SDS Co., Ltd.	22,002	3,283,217
	Samsung Securities Co., Ltd.	77,119	2,196,759
	Seegene, Inc.	11,033	2,526,675
	SFA Engineering Corp.	18,551	598,686
	Shinhan Financial Group Co., Ltd.	354,020	9,605,376
#	Shinhan Financial Group Co., Ltd., ADR	56,372	1,516,971
	Shinsegae, Inc.	14,886	2,745,690
	SK Holdings Co., Ltd.	28,479	4,637,784
	SK Hynix, Inc.	649,088	46,048,152
	SK Innovation Co., Ltd.	46,713	5,221,271
	SK Materials Co., Ltd.	8,417	1,657,775
	SK Networks Co., Ltd.	438,461	1,758,740
	SK Telecom Co., Ltd.	14,801	2,806,694
	SKC Co., Ltd.	22,835	1,490,165
	S-Oil Corp.	32,131	1,551,699
*	Soulbrain Co., Ltd.	8,541	1,636,426
	Soulbrain Holdings Co., Ltd.	10,563	402,650
	Ssangyong Cement Industrial Co., Ltd.	189,600	929,366
	Taekwang Industrial Co., Ltd.	122	76,800
*	WONIK IPS Co., Ltd.	25,087	715,704
	Woori Financial Group, Inc.	688,663	5,437,413
	Youngone Corp.	6,063	152,502
	Yuhan Corp.	51,735	2,722,561
*	Yungjin Pharmaceutical Co., Ltd.	6,562	41,322

TOTAL SOUTH KOREA.			776,383,047

TAIWAN — (13.8%)
	Accton Technology Corp.	589,000	4,279,255
	Acer, Inc.	3,172,811	2,651,595
	Advantech Co., Ltd.	193,190	1,955,828
	Airtac International Group	108,518	2,921,397
	ASE Technology Holding Co., Ltd., ADR	75,042	342,943
	ASE Technology Holding Co., Ltd.	5,134,782	11,525,352
	Asia Cement Corp.	4,335,758	6,241,011
#	Asustek Computer, Inc.	626,180	5,320,094
# *	AU Optronics Corp.	9,503,873	3,838,454
#	Catcher Technology Co., Ltd.	1,138,429	7,196,598
	Cathay Financial Holding Co., Ltd.	5,497,340	7,386,959
	Chailease Holding Co., Ltd.	1,960,811	9,525,401
	Chang Hwa Commercial Bank, Ltd.	8,893,469	5,302,828
	Cheng Shin Rubber Industry Co., Ltd.	3,150,965	3,980,041
	Chicony Electronics Co., Ltd.	1,039,497	3,133,906
*	China Airlines, Ltd.	9,779,536	2,994,796

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	China Development Financial Holding Corp.	16,499,121	$4,841,824
	China Life Insurance Co., Ltd.	3,520,188	2,360,661
	China Steel Corp.	18,450,932	13,106,840
	Chipbond Technology Corp.	1,103,000	2,416,270
	Chroma ATE, Inc.	549,000	2,615,729
#	Chunghwa Telecom Co., Ltd., Sponsored ADR	161,782	6,112,124
	Chunghwa Telecom Co., Ltd.	1,215,000	4,558,304
	Compal Electronics, Inc.	5,685,541	3,704,121
	CTBC Financial Holding Co., Ltd.	16,844,175	10,637,263
	Delta Electronics, Inc.	1,360,486	9,051,881
	E Ink Holdings, Inc.	271,000	363,899
	E.Sun Financial Holding Co., Ltd.	17,382,049	14,778,493
	Eclat Textile Co., Ltd.	287,402	3,824,208
	Eternal Materials Co., Ltd.	808,591	952,239
	Eva Airways Corp.	5,065,758	1,914,450
*	Evergreen Marine Corp. Taiwan, Ltd.	4,704,222	3,112,395
	Far Eastern International Bank.	424,000	153,504
	Far Eastern New Century Corp.	3,805,085	3,435,268
	Far EasTone Telecommunications Co., Ltd.	3,250,000	6,820,749
	Feng TAY Enterprise Co., Ltd.	429,559	2,607,528
	First Financial Holding Co., Ltd.	10,937,935	7,674,818
	Formosa Chemicals & Fibre Corp.	1,608,518	3,874,114
	Formosa Petrochemical Corp.	456,000	1,255,336
	Formosa Plastics Corp.	1,670,153	4,623,267
#	Formosa Sumco Technology Corp.	115,000	455,180
#	Formosa Taffeta Co., Ltd.	886,000	970,215
	Foxconn Technology Co., Ltd.	1,229,627	2,156,498
	Fubon Financial Holding Co., Ltd.	5,175,233	7,372,403
	General Interface Solution Holding, Ltd.	378,000	1,503,110
#	Genius Electronic Optical Co., Ltd.	119,695	2,352,776
	Giant Manufacturing Co., Ltd.	435,506	4,302,307
#	Globalwafers Co., Ltd.	293,000	4,266,748
	Highwealth Construction Corp.	1,044,841	1,517,579
#	Hiwin Technologies Corp.	384,401	3,354,038
	Hon Hai Precision Industry Co., Ltd.	6,081,322	16,493,336
	Hotai Motor Co., Ltd.	234,000	4,931,885
	Hua Nan Financial Holdings Co., Ltd.	10,281,004	6,185,952
	Innolux Corp.	8,943,241	3,104,096
	Inventec Corp.	4,304,550	3,406,969
#	ITEQ Corp.	142,455	598,425
	King’s Town Bank Co., Ltd.	442,000	599,135
#	Largan Precision Co., Ltd.	69,860	7,419,054
	Lien Hwa Industrial Holdings Corp.	101,824	142,451
	Lite-On Technology Corp.	3,761,410	6,127,026
#	Macronix International.	3,117,074	3,498,758
	MediaTek, Inc.	591,995	14,071,875
	Mega Financial Holding Co., Ltd.	4,781,369	4,607,333
	Merida Industry Co., Ltd.	184,287	1,796,704
	Micro-Star International Co., Ltd.	1,129,000	4,550,900
	momo.com, Inc.	33,000	789,736
	Nan Ya Plastics Corp.	2,386,599	4,902,403
	Nanya Technology Corp.	1,940,010	3,931,318
	Nien Made Enterprise Co., Ltd.	289,000	3,258,222
	Novatek Microelectronics Corp.	656,000	6,130,409
	Parade Technologies, Ltd.	65,000	2,483,895
	Pegatron Corp.	2,990,345	6,444,275
	Phison Electronics Corp.	267,000	2,779,329
	Pou Chen Corp.	4,226,487	3,734,466
	Powertech Technology, Inc.	2,134,819	6,316,576

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Poya International Co., Ltd.	55,275	$1,193,851
#	President Chain Store Corp.	517,831	4,673,863
	Qisda Corp.	2,157,000	1,413,125
	Quanta Computer, Inc.	3,571,000	9,010,565
	Radiant Opto-Electronics Corp.	717,000	2,824,991
	Realtek Semiconductor Corp.	215,950	2,690,183
	Ruentex Development Co., Ltd.	642,345	888,257
	Ruentex Industries, Ltd.	97,109	224,949
	Shin Kong Financial Holding Co., Ltd.	13,408,761	3,734,933
	Silergy Corp.	32,000	1,972,890
	Simplo Technology Co., Ltd.	319,000	3,558,242
	Sino-American Silicon Products, Inc.	1,508,000	5,268,432
	SinoPac Financial Holdings Co., Ltd.	13,826,623	5,176,112
	Standard Foods Corp.	778,418	1,664,917
	Synnex Technology International Corp.	1,548,343	2,301,134
#	TA Chen Stainless Pipe.	1,710,309	1,311,445
	Taichung Commercial Bank Co., Ltd.	1,499,823	569,231
	Taishin Financial Holding Co., Ltd.	14,873,808	6,559,143
	Taiwan Business Bank.	8,402,685	2,764,211
#	Taiwan Cement Corp.	9,100,034	12,914,533
	Taiwan Cooperative Financial Holding Co., Ltd.	11,555,127	7,761,954
	Taiwan FamilyMart Co., Ltd.	59,000	539,234
	Taiwan Fertilizer Co., Ltd.	489,000	876,203
*	Taiwan Glass Industry Corp.	638,374	280,210
	Taiwan High Speed Rail Corp.	1,160,000	1,227,770
	Taiwan Mobile Co., Ltd.	1,870,300	6,388,946
	Taiwan Secom Co., Ltd.	432,670	1,327,809
	Taiwan Semiconductor Manufacturing Co., Ltd.	18,986,808	287,264,205
*	Tatung Co., Ltd.	1,342,000	991,540
	Teco Electric and Machinery Co., Ltd.	2,604,000	2,723,421
	Tripod Technology Corp.	753,870	2,997,897
#	Unimicron Technology Corp.	2,012,000	4,807,496
	Uni-President Enterprises Corp.	5,022,033	10,765,036
	United Microelectronics Corp.	8,924,000	9,591,074
	Vanguard International Semiconductor Corp.	853,000	2,786,790
#	Voltronic Power Technology Corp.	107,224	3,677,910
	Walsin Lihwa Corp.	3,019,000	1,875,999
#	Walsin Technology Corp.	560,000	3,206,881
	Wan Hai Lines, Ltd.	1,164,800	1,068,385
#	Win Semiconductors Corp.	338,034	3,687,713
	Winbond Electronics Corp.	6,058,407	3,598,557
*	Wintek Corp.	604,760	7,254
	Wistron Corp.	5,857,699	5,856,184
	WPG Holdings, Ltd.	2,842,039	3,860,169
	Yageo Corp.	303,682	3,783,208
	Yuanta Financial Holding Co., Ltd.	12,911,398	8,027,379
	Zhen Ding Technology Holding, Ltd.	1,020,700	4,325,883

TOTAL TAIWAN			793,967,239

THAILAND — (1.8%)
	Advanced Info Service PCL.	1,067,800	5,909,858
	Airports of Thailand PCL	1,869,300	3,103,755
	B Grimm Power PCL.	755,900	951,923
	Bangkok Bank PCL.	207,800	646,719
	Bangkok Bank PCL.	218,000	676,714
	Bangkok Dusit Medical Services PCL, Class F.	8,356,100	4,691,802
	Bangkok Expressway & Metro PCL	8,962,899	2,358,090
	Banpu PCL	678,450	142,579
	Banpu Power PCL.	310,400	132,456

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
THAILAND — (Continued)
	Berli Jucker PCL.	1,492,500	$1,376,735
	BTS Group Holdings PCL.	3,289,100	939,215
	Bumrungrad Hospital PCL.	811,000	2,367,883
	Carabao Group PCL, Class F	264,200	928,207
	Central Pattana PCL.	1,555,300	1,921,202
*	Central Retail Corp. PCL.	293,550	251,944
	Charoen Pokphand Foods PCL.	4,641,500	3,760,259
*	CP ALL PCL	5,314,700	9,165,481
	Delta Electronics Thailand PCL.	152,400	875,258
	Electricity Generating PCL.	179,300	954,963
	Energy Absolute PCL.	1,265,900	1,543,409
	Global Power Synergy PCL, Class F.	398,000	660,833
	Home Product Center PCL	5,214,213	2,342,151
	Indorama Ventures PCL.	1,424,400	1,010,002
	Intouch Holdings PCL	281,586	483,351
	Intouch Holdings PCL, Class F.	625,800	1,074,205
	IRPC PCL	8,653,000	560,810
	Kasikornbank PCL.	990,400	2,422,973
	Kasikornbank PCL.	164,300	401,953
	Krung Thai Bank PCL.	3,364,987	933,894
	Krungthai Card PCL.	1,616,900	2,049,171
	Land & Houses PCL.	7,526,900	1,545,589
	Land & Houses PCL.	1,091,740	224,180
*	Minor International PCL.	3,072,083	1,646,067
	MK Restaurants Group PCL.	572,400	835,620
*	Muangthai Capital PCL.	1,191,000	2,092,155
	Osotspa PCL	575,200	590,564
	PTT Exploration & Production PCL	1,758,055	4,442,026
	PTT Global Chemical PCL	1,955,572	2,509,758
	PTT PCL.	8,619,500	8,573,177
	Ratch Group PCL.	616,200	919,333
	Siam Cement PCL (The)	370,900	4,022,273
	Siam Cement PCL (The)	105,800	1,147,362
	Siam City Cement PCL.	107,467	408,594
	Siam Commercial Bank PCL (The)	632,166	1,318,386
	Siam Global House PCL	2,637,455	1,345,489
	Srisawad Corp. PCL	1,536,072	2,439,579
	Thai Oil PCL.	1,279,400	1,405,934
	Thai Union Group PCL, Class F.	6,225,040	3,035,874
	Tisco Financial Group PCL.	541,000	1,228,066
	TMB Bank PCL.	26,912,667	699,423
	TOA Paint Thailand PCL.	943,300	976,062
	Total Access Communication PCL.	1,066,300	1,052,017
	Total Access Communication PCL.	563,300	555,754
	True Corp. PCL.	35,598,931	3,106,733
	TTW PCL	1,909,600	710,720
	VGI PCL.	2,085,000	401,380
	WHA Corp. PCL.	6,404,400	489,050

TOTAL THAILAND.			102,358,960

TURKEY — (0.4%)
*	Akbank T.A.S	1,694,509	961,314
	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	250,784	582,658
# *	Arcelik A.S.	280,477	901,995
	Aselsan Elektronik Sanayi Ve Ticaret A.S.	637,614	1,273,548
#	BIM Birlesik Magazalar A.S.	402,414	3,181,673
*	Coca-Cola Icecek A.S.	166,200	892,846
Ω	Enerjisa Enerji A.S.	246,453	264,981
	Enka Insaat ve Sanayi A.S.	724,135	625,404

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TURKEY — (Continued)
	Eregli Demir ve Celik Fabrikalari TAS	482,167	$551,382
	Ford Otomotiv Sanayi A.S.	76,498	989,690
	KOC Holding A.S.	319,003	539,985
# *	Koza Altin Isletmeleri A.S.	67,645	597,721
*	Petkim Petrokimya Holding A.S.	1,352,394	660,558
	Tofas Turk Otomobil Fabrikasi A.S.	246,939	790,718
# *	Tupras Turkiye Petrol Rafinerileri A.S.	52,681	471,053
# *	Turk Hava Yollari AO.	1,537,126	1,653,905
	Turk Telekomunikasyon A.S.	562,814	430,780
	Turkcell Iletisim Hizmetleri A.S.	1,084,914	1,878,630
# *	Turkiye Garanti Bankasi A.S.	1,991,110	1,572,003
# *	Turkiye Halk Bankasi A.S.	769,867	432,100
*	Turkiye Is Bankasi A.S., Class C	2,034,740	1,243,579
	Turkiye Sise ve Cam Fabrikalari A.S.	758,983	553,750
# *	Turkiye Vakiflar Bankasi TAO, Class D	1,370,696	623,563
*	Ulker Biskuvi Sanayi A.S.	220,913	532,841
# *	Yapi ve Kredi Bankasi A.S.	3,249,838	834,425

TOTAL TURKEY.			23,041,102

UNITED ARAB EMIRATES — (0.2%)
	Abu Dhabi Commercial Bank PJSC.	644,949	1,020,984
	Abu Dhabi Islamic Bank PJSC.	819,975	965,069
	Aldar Properties PJSC	1,180,033	871,360
	Dubai Financial Market PJSC.	29,134	6,560
	Dubai Islamic Bank PJSC.	1,633,841	1,848,813
*	Emaar Malls PJSC.	326,532	130,214
*	Emaar Properties PJSC.	56,951	40,812
	Emirates NBD Bank PJSC	133,339	341,763
	Emirates Telecommunications Group Co. PJSC.	595,718	2,729,333
	First Abu Dhabi Bank PJSC	813,173	2,505,709
*	International Holdings Co. PJSC	23,685	245,798

TOTAL UNITED ARAB EMIRATES.			10,706,415

TOTAL COMMON STOCKS			5,633,712,758

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
	Alpargatas SA	122,900	867,890
	Banco Bradesco SA	1,916,554	6,733,716
	Braskem SA, Class A	88,139	350,839
	Centrais Eletricas Brasileiras SA, Class B	150,746	814,162
	Cia de Transmissao de Energia Eletrica Paulista	122,300	501,098
	Cia Energetica de Minas Gerais.	814,827	1,455,568
	Cia Paranaense de Energia	86,999	936,407
	Gerdau SA	1,127,021	4,283,817
	Itau Unibanco Holding SA	1,846,900	7,557,614
	Lojas Americanas SA	651,281	2,636,701
	Petroleo Brasileiro SA	3,525,848	11,638,226
	Telefonica Brasil SA	248,062	1,839,081

TOTAL BRAZIL.			39,615,119

CHILE — (0.0%)
	Embotelladora Andina SA, Class B	430,906	898,604

COLOMBIA — (0.0%)
	Banco Davivienda SA	117,198	760,961
	Grupo Argos SA	41,546	92,316

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
	COLOMBIA — (Continued)
	Grupo Aval Acciones y Valores SA	3,126,389	$718,924
	Grupo de Inversiones Suramericana SA	129,106	557,407

	TOTAL COLOMBIA		2,129,608

	SOUTH KOREA — (0.0%)
	AMOREPACIFIC Group	1,205	34,939

	TOTAL PREFERRED STOCKS.		42,678,270

	RIGHTS/WARRANTS — (0.0%)

	CHINA — (0.0%)
*	Legend Holdings Corp. Rights 05/23/19.	25,976	0

	SOUTH KOREA — (0.0%)
*	Doosan Fuel Cell Co., Ltd. Rights 12/8/20	6,661	46,375
*	Doosan Heavy Industries & Construction Co., Ltd. Rights 12/4/20	136,973	496,130
	HLB, Inc. Rights 05/29/20	0	0

	TOTAL SOUTH KOREA.		542,505

	THAILAND — (0.0%)
*	Srisawad Corp. P.C.L. Warrants 8/29/25	72,947	19,192

	TOTAL RIGHTS/WARRANTS.		561,697

	TOTAL INVESTMENT SECURITIES (Cost $3,825,169,035)		5,676,952,725

			Value†
	SECURITIES LENDING COLLATERAL — (1.5%)
@ §	The DFA Short Term Investment Fund	7,504,709	86,836,989

	TOTAL INVESTMENTS — (100.0%) (Cost $3,911,982,853)		$5,763,789,714

ADR	American Depositary Receipt
CP	Certificate Participation
GDR	Global Depositary Receipt
P.L.C.	Public Limited Company
SA	Special Assessment
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
Ω

Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

As of October 31, 2020, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/18/20	$35,489,791	$35,811,750	$321,959
S&P 500® Emini Index	25	12/18/20	4,365,618	4,080,875	(284,743)

Total Futures Contracts			$39,855,409	$39,892,625	$37,216

THE EMERGING MARKETS SERIES

CONTINUED

Summary of the Series’ investments as of October31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$201,725,239	—	—	$201,725,239
Chile	18,460,290	$16,342,570	—	34,802,860
China	565,124,620	1,620,839,743	—	2,185,964,363
Colombia	12,542,296	—	—	12,542,296
Czech Republic	—	4,863,295	—	4,863,295
Egypt.	2,976	4,964,505	—	4,967,481
Greece.	16,925	11,375,155	—	11,392,080
Hong Kong.	—	18,970,528	—	18,970,528
Hungary	—	16,303,330	—	16,303,330
India.	37,978,024	549,382,583	—	587,360,607
Indonesia.	1,480,028	92,409,175	—	93,889,203
Malaysia	—	114,863,184	—	114,863,184
Mexico.	132,302,272	—	—	132,302,272
Peru.	7,481,034	—	—	7,481,034
Philippines	2,416,364	50,535,786	—	52,952,150
Poland.	—	34,538,730	—	34,538,730
Qatar	—	12,874,411	—	12,874,411
Russia.	11,010,692	48,457,464	—	59,468,156
Saudi Arabia.	—	99,441,875	—	99,441,875
South Africa.	44,310,917	196,241,984	—	240,552,901
South Korea	11,623,692	764,759,355	—	776,383,047
Taiwan.	6,455,067	787,512,172	—	793,967,239
Thailand	102,358,960	—	—	102,358,960
Turkey.	—	23,041,102	—	23,041,102
United Arab Emirates.	—	10,706,415	—	10,706,415
Preferred Stocks
Brazil	39,615,119	—	—	39,615,119
Chile	—	898,604	—	898,604
Colombia	2,129,608	—	—	2,129,608
South Korea	—	34,939	—	34,939
Rights/Warrants
South Korea	—	542,505	—	542,505
Thailand	—	19,192	—	19,192
Securities Lending Collateral	—	86,836,989	—	86,836,989
Futures Contracts**	37,216	—	—	37,216

TOTAL	$1,197,071,339	$4,566,755,591	—	$5,763,826,930

** Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SMALL CAP SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value»
COMMON STOCKS — (96.8%)
BRAZIL — (4.1%)
	AES Tiete Energia SA	1,439,180	$3,687,022
	AES Tiete Energia SA	13,378	6,855
	Aliansce Sonae Shopping Centers SA	126,266	506,343
	Alliar Medicos A Frente SA	312,800	527,698
	Alupar Investimento SA	887,122	3,526,565
*	Anima Holding SA	351,800	1,711,193
	Arezzo Industria e Comercio SA	254,644	2,676,049
# *	Azul SA, ADR	493,371	5,846,446
	BK Brasil Operacao e Assessoria a Restaurantes SA	393,328	667,663
*	BR Malls Participacoes SA	4,225,492	6,009,117
	BR Properties SA	1,397,353	2,111,390
	BrasilAgro—Co. Brasileira de Propriedades Agricolas	252,942	963,198
*	BRF SA	131,700	385,142
	Camil Alimentos SA	817,935	1,723,409
	Cia de Locacao das Americas	1,789,285	7,839,494
	Cia de Saneamento de Minas Gerais-COPASA	344,158	2,567,112
	Cia de Saneamento do Parana	1,615,537	6,669,990
	Cia de Saneamento do Parana	41,700	34,738
	Cia Hering	801,914	2,223,521
	Cia Siderurgica Nacional SA	2,655,451	9,505,653
	Cielo SA	998,800	586,613
	Cogna Educacao	3,824,828	2,859,647
	Construtora Tenda SA	399,678	1,870,938
*	Cosan Logistica SA	893,962	2,553,532
	CSU Cardsystem SA	211,135	480,191
	CVC Brasil Operadora e Agencia de Viagens SA	793,871	1,698,993
	Cyrela Commercial Properties SA Empreendimentos e Participacoes	54,690	124,764
	Dimed SA Distribuidora da Medicamentos	43,158	154,116
	Direcional Engenharia SA	680,706	1,336,986
	Duratex SA	1,784,742	5,962,670
*	EcoRodovias Infraestrutura e Logistica SA	1,082,907	1,885,384
	EDP—Energias do Brasil SA	1,630,578	4,830,963
*	Embraer SA	1,203,609	1,264,870
*	Embraer SA, Sponsored ADR	602,741	2,483,293
	Enauta Participacoes SA	456,224	752,959
*	Eneva SA	730,700	6,698,354
	Even Construtora e Incorporadora SA	632,694	1,136,830
	Ez Tec Empreendimentos e Participacoes SA	548,356	3,354,387
	Fleury SA	1,089,100	5,191,207
	Fras-Le SA	242,460	255,646
*	Gafisa SA	1,029,005	683,259
*	Gafisa SA, ADR	70,312	113,905
# *	Gol Linhas Aereas Inteligentes SA, ADR	322,980	1,766,701
	Grendene SA	1,713,623	2,395,151
	Guararapes Confeccoes SA	555,575	1,318,752
*	Helbor Empreendimentos SA	471,173	734,931
	Iguatemi Empresa de Shopping Centers SA	23,200	121,257
	Industrias Romi SA	178,499	381,701
	Instituto Hermes Pardini SA	263,258	983,670
*	International Meal Co. Alimentacao SA, Class A	1,363,342	684,290
	Iochpe-Maxion SA	603,911	1,397,701
	JHSF Participacoes SA	1,493,564	1,673,702
*	JSL SA	153,336	244,517
	Kepler Weber SA	136,646	925,667
*	Light SA	1,368,815	4,601,720
	LOG Commercial Properties e Participacoes SA	188,072	1,027,552
*	Log-in Logistica Intermodal SA	296,109	659,517

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
BRAZIL — (Continued)
	M Dias Branco SA	324,311	$1,834,086
	Mahle-Metal Leve SA	223,324	694,342
	Marcopolo SA	638,300	265,868
*	Marfrig Global Foods SA	2,338,120	5,611,048
*	Marisa Lojas SA	784,679	843,763
*	Mills Estruturas e Servicos de Engenharia SA	910,820	806,380
*	Minerva SA	1,384,548	2,405,727
	Movida Participacoes SA	674,047	2,130,937
	MRV Engenharia e Participacoes SA	1,694,303	4,975,471
	Natura & Co. Holding SA	175,725	1,411,815
	Odontoprev SA	1,435,717	3,155,202
*	Omega Geracao SA	217,310	1,278,194
*	Paranapanema SA	117,502	194,747
*	Petro Rio SA	631,391	3,446,382
	Portobello SA	488,541	535,544
	Positivo Tecnologia SA	122,980	86,803
*	Profarma Distribuidora de Produtos Farmaceuticos SA	187,802	161,685
	Qualicorp Consultoria e Corretora de Seguros SA	1,170,863	6,495,102
*	Restoque Comercio e Confeccoes de Roupas SA	183,440	129,477
	Sao Carlos Empreendimentos e Participacoes SA	86,509	550,297
	Sao Martinho SA	987,173	3,621,501
Ω	Ser Educacional SA	289,680	671,450
*	SIMPAR SA	437,228	1,957,561
	SLC Agricola SA	638,189	2,843,959
	Smiles Fidelidade SA	337,300	848,254
*	Tecnisa SA	306,868	423,030
	Tegma Gestao Logistica SA	163,173	598,610
*	Terra Santa Agro SA	3,000	8,533
	TOTVS SA	359,242	1,690,419
	Transmissora Alianca de Energia Eletrica SA	1,819,323	8,925,477
	Trisul SA	309,282	567,579
*	Tupy SA	375,655	1,235,391
	Unipar Carbocloro SA	5,573	33,800
	Usinas Siderurgicas de Minas Gerais SA Usiminas	105,700	217,186
	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e
	Identificacao SA	449,050	571,295
*	Via Varejo SA	3,476,519	10,396,930
*	Vulcabras Azaleia SA	604,709	692,397
	Wiz Solucoes e Corretagem de Seguros SA	368,944	574,832
	YDUQS Participacoes SA	1,453,402	5,805,553

TOTAL BRAZIL.			203,081,561

CHILE — (0.9%)
	AES Gener SA	11,288,762	1,751,924
*	Banvida SA	48,106	12,360
	Besalco SA	2,656,617	1,154,067
	Camanchaca SA	1,471,136	102,457
	CAP SA	379,797	3,137,857
	Cementos BIO BIO SA	352,724	332,186
*	Cia Sud Americana de Vapores SA	126,853,423	3,695,090
	Cristalerias de Chile SA	130,323	638,925
	Embotelladora Andina SA, ADR, Class B	7,408	92,526
	Empresa Nacional de Telecomunicaciones SA	649,071	3,666,196
	Empresas Hites SA	1,238,776	166,913
	Empresas Lipigas SA	6,383	33,417
	Empresas Tricot SA	70,631	35,481
	Engie Energia Chile SA	3,981,445	4,197,390
*	Enjoy SA	2,562,139	17,195
	Forus SA	592,001	716,423

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHILE — (Continued)
	Grupo Security SA	6,865,931	$1,078,365
	Hortifrut SA	118,502	116,652
	Instituto de Diagnostico SA	2,928	5,685
	Inversiones Aguas Metropolitanas SA	2,885,087	1,946,957
	Inversiones La Construccion SA	248,433	1,337,128
*	Masisa SA	16,367,077	209,536
	Multiexport Foods SA	4,336,869	1,240,168
	Parque Arauco SA	3,820,432	4,906,401
	PAZ Corp. SA	1,235,012	747,881
	Ripley Corp. SA	6,321,745	1,554,326
	Salfacorp SA	2,425,592	1,167,033
	Sigdo Koppers SA	1,180,120	1,131,844
	SMU SA	5,737,460	754,647
	Sociedad Matriz SAAM SA	36,383,427	2,361,193
	Socovesa SA	2,984,812	671,971
	SONDA SA	2,940,279	1,866,891
	Vina Concha y Toro SA	3,288,062	s5,248,469

TOTAL CHILE			46,095,554

CHINA — (25.7%)
*	21Vianet Group, Inc., ADR	138,521	3,180,442
	361 Degrees International, Ltd.	6,036,000	741,115
* Ω	3SBio, Inc.	8,281,000	7,723,658
# *	500.com, Ltd., ADR, Class A	5,931	17,559
*	51job, Inc., ADR	134,562	9,432,796
	5I5J Holding Group Co., Ltd., Class A	1,162,200	632,600
	AAC Technologies Holdings, Inc.	1,838,000	9,661,225
Ω	AAG Energy Holdings, Ltd.	982,601	128,284
*	Advanced Technology & Materials Co., Ltd., Class A	146,900	141,165
	Aerospace Hi-Tech Holdings Grp, Ltd., Class A	279,103	409,736
	Agile Group Holdings, Ltd.	2,010,000	2,758,045
	Ajisen China Holdings, Ltd.	3,911,000	495,505
Ω	Ak Medical Holdings, Ltd.	458,000	1,024,815
	AKM Industrial Co., Ltd.	2,850,000	356,476
*	Alibaba Pictures Group, Ltd.	9,840,000	1,285,108
Ω	A-Living Services Co., Ltd., Class H	2,091,000	8,805,784
*	Alpha Group, Class A	141,200	135,761
*	Aluminum Corp. of China, Ltd., Class H	2,000,000	436,842
	Amoy Diagnostics Co., Ltd., Class A	33,000	415,181
	AMVIG Holdings, Ltd.	2,508,000	699,582
	An Hui Wenergy Co., Ltd., Class A	1,410,402	847,842
	Angang Steel Co., Ltd., Class H	10,314,999	3,028,706
	Anhui Construction Engineering Group Co., Ltd., Class A	684,590	401,439
	Anhui Expressway Co., Ltd., Class H	3,054,000	1,466,744
	Anhui Genuine New Materials Co., Ltd., Class A	59,100	324,654
*	Anhui Guangxin Agrochemical Co., Ltd., Class A	71,400	202,046
	Anhui Hengyuan Coal Industry and Electricity Power Co., Ltd., Class A	520,729	380,883
	Anhui Jianghuai Automobile Group Corp., Ltd., Class A	322,119	408,722
	Anhui Jiangnan Chemical Industry Co., Ltd., Class A	504,600	491,453
	Anhui Jinhe Industrial Co., Ltd., Class A	212,196	903,470
	Anhui Korrun Co., Ltd., Class A	18,646	85,581
	Anhui Sun-Create Electronics Co., Ltd., Class A	50,300	292,268
	Anhui Transport Consulting & Design Institute Co., Ltd., Class A	31,100	45,735
	Anhui Truchum Advanced Materials & Technology Co., Ltd., Class A	115,900	162,656
	Anhui Xinhua Media Co., Ltd., Class A	138,900	106,552
	Anhui Zhongding Sealing Parts Co., Ltd., Class A	246,849	407,705
	Animal Health Holdings, Inc.	3,671,000	44,417
# *	Anton Oilfield Services Group	12,714,000	543,475
	Aoshikang Technology Co., Ltd., Class A	38,900	362,760

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
*	Aowei Holdings, Ltd.	1,451,000	$277,176
	APT Satellite Holdings, Ltd.	226,000	55,825
*	Art Group Holdings, Ltd.	320,000	10,742
	Asia Cement China Holdings Corp.	3,334,500	3,060,243
Ω	AsiaInfo Technologies, Ltd.	48,000	66,281
*	Asian Citrus Holdings, Ltd.	2,314,000	70,144
	Ausnutria Dairy Corp., Ltd.	3,780,000	5,401,907
	Avic Heavy Machinery Co., Ltd., Class A	181,900	390,989
# *	AVIC International Holding HK, Ltd.	25,343,722	343,622
	AviChina Industry & Technology Co., Ltd., Class H	15,708,000	8,103,387
Ω	BAIC Motor Corp., Ltd., Class H	9,201,000	3,402,815
Ω	BAIOO Family Interactive, Ltd.	2,178,000	231,391
	Bank of Chongqing Co., Ltd., Class H	2,533,500	1,419,985
	Bank of Tianjin Co., Ltd., Class A	1,256,600	739,068
	Bank of Tianjin Co., Ltd., Class H	100,000	36,157
Ω	Bank of Zhengzhou Co., Ltd., Class H	671,000	158,616
	Baosheng Science and Technology Innovation Co., Ltd., Class A	191,902	127,255
*	Baoye Group Co., Ltd., Class H	1,422,000	826,686
# *	Baozun, Inc., Sponsored ADR	283,293	10,365,691
	BBMG Corp., Class H	6,122,000	1,155,306
	Befar Group Co., Ltd., Class A	623,900	493,936
	Beibuwan Port Co., Ltd., Class A	113,281	169,422
	Beijing Aosaikang Pharmaceutical Co., Ltd., Class A	107,550	261,241
	Beijing Capital Co., Ltd., Class A	1,211,860	527,895
	Beijing Capital Development Co., Ltd., Class A	289,000	266,656
	Beijing Capital International Airport Co., Ltd., Class H	11,576,000	7,073,028
	Beijing Capital Land, Ltd., Class H	11,233,750	1,932,996
#	Beijing Chunlizhengda Medical Instruments Co., Ltd., Class H	206,500	857,548
	Beijing Dahao Technology Corp., Ltd., Class A	171,400	197,612
*	Beijing Easpring Material Technology Co., Ltd., Class A	165,900	1,261,065
*	Beijing Enterprises Clean Energy Group, Ltd.	59,768,570	308,630
	Beijing Enterprises Holdings, Ltd.	1,352,000	4,073,241
*	Beijing Enterprises Medical & Health Group, Ltd.	22,158,000	334,778
#	Beijing Enterprises Water Group, Ltd.	14,416,000	5,483,826
	Beijing Forever Technology Co., Ltd., Class A	195,938	361,113
*	Beijing Gas Blue Sky Holdings, Ltd.	16,288,000	260,980
	Beijing GeoEnviron Engineering & Technology, Inc., Class A	245,300	521,579
	Beijing Global Safety Technology Co., Ltd., Class A	80,336	445,955
	Beijing Hualian Department Store Co., Ltd., Class A	927,300	264,938
*	Beijing Jetsen Technology Co., Ltd., Class A	615,000	472,775
	Beijing Jingneng Clean Energy Co., Ltd., Class H	9,038,000	2,558,629
*	Beijing Jingxi Culture & Tourism Co., Ltd., Class A	189,200	179,546
	Beijing Konruns Pharmaceutical Co., Ltd., Class A	52,954	304,042
#	Beijing North Star Co., Ltd., Class H	5,314,000	1,065,060
*	Beijing Orient Landscape & Environment Co., Ltd., Class A	707,100	513,400
	Beijing Orient National Communication Science & Technology Co., Ltd., Class A	360,754	653,654
	Beijing Sanju Environmental Protection and New Material Co., Ltd., Class A	399,600	437,768
	Beijing Shuzhi Technology Co., Ltd., Class A	262,697	275,420
	Beijing SL Pharmaceutical Co., Ltd., Class A	237,600	395,853
	Beijing SPC Environment Protection Tech Co., Ltd., Class A	104,200	83,349
	Beijing Strong Biotechnologies, Inc., Class A	60,300	201,471
	Beijing SuperMap Software Co., Ltd., Class A	130,017	403,790
*	Beijing UniStrong Science & Technology Co., Ltd., Class A	60,400	73,328
Ω	Beijing Urban Construction Design & Development Group Co., Ltd., Class H	1,390,000	355,184
	Beijing Zhong Ke San Huan High-Tech Co., Ltd., Class A	26,300	35,739
*	Berry Genomics Co., Ltd., Class A	17,900	133,640
	Best Pacific International Holdings, Ltd.	978,000	166,654

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
# *	BEST, Inc.	66,028	$169,692
	Bestsun Energy Co., Ltd., Class A	439,200	336,609
	Better Life Commercial Chain Share Co., Ltd., Class A	145,149	245,018
	Biem.L.Fdlkk Garment Co., Ltd., Class A	226,080	583,845
	BII Railway Transportation Technology Holdings Co., Ltd.	2,452,000	122,214
*	Billion Industrial Holdings, Ltd.	44,000	24,608
*	Bitauto Holdings, Ltd., ADR	222,123	3,540,641
*	Bluedon Information Security Technology Co., Ltd., Class A	940,700	1,152,153
*	Bluefocus Intelligent Communications Group Co., Ltd., Class A	436,500	448,011
*	Bohai Leasing Co., Ltd., Class A	826,700	314,166
#	Bosideng International Holdings, Ltd.	13,826,000	6,073,638
	Boya Bio-pharmaceutical Group Co., Ltd., Class A	68,250	381,388
*	Boyaa Interactive International, Ltd.	1,686,000	120,135
	Bright Real Estate Group Co., Ltd., Class A	962,280	377,022
	Brilliance China Automotive Holdings, Ltd.	8,928,000	7,706,752
	B-Soft Co., Ltd., Class A	249,778	487,691
	BTG Hotels Group Co., Ltd., Class A	152,156	394,263
	BYD Electronic International Co., Ltd.	221,500	954,564
	C C Land Holdings, Ltd.	14,305,015	3,398,226
	C&D International Investment Group, Ltd.	350,000	569,647
*	CA Cultural Technology Group, Ltd.	3,264,000	1,407,285
	Cabbeen Fashion, Ltd.	1,375,000	518,880
	Camel Group Co., Ltd., Class A	154,235	190,680
	Canny Elevator Co., Ltd., Class A	162,500	258,170
	Canvest Environmental Protection Group Co., Ltd.	4,515,000	1,919,839
*	Capital Environment Holdings, Ltd.	23,030,000	351,743
# *	CAR, Inc.	5,333,000	1,708,038
	Carrianna Group Holdings Co., Ltd.	891,257	56,321
*	CECEP COSTIN New Materials Group, Ltd.	4,494,000	65,214
	CECEP Solar Energy Co., Ltd., Class A	1,381,100	931,520
	CECEP Wind-Power Corp., Class A	2,167,600	878,698
	Central China Real Estate, Ltd.	6,127,626	3,297,044
#	Central China Securities Co., Ltd., Class H	5,620,000	988,989
*	Century Sunshine Group Holdings, Ltd.	6,070,000	34,448
*	CGN New Energy Holdings Co., Ltd.	9,458,000	1,247,824
	CGN Nuclear Technology Development Co., Ltd., Class A	141,400	186,410
	Changchun Faway Automobile Components Co., Ltd., Class A	232,830	410,062
*	Changshouhua Food Co., Ltd.	1,627,000	850,554
	Changzhou Qianhong Biopharma Co., Ltd., Class A	299,700	194,706
	Changzhou Tronly New Electronic Materials Co., Ltd., Class A	165,756	425,028
	Chaowei Power Holdings, Ltd.	3,803,000	1,308,943
	Cheetah Mobile, Inc., ADR	220,920	421,957
	Chengdu Fusen Noble-House Industrial Co., Ltd., Class A	69,800	141,767
	Chengdu Hongqi Chain Co., Ltd., Class A	213,900	248,263
	Chengdu Jiafaantai Education Technology Co., Ltd., Class A	138,234	342,393
	Chengdu Xingrong Environment Co., Ltd., Class A	983,399	731,691
	China Aerospace International Holdings, Ltd.	13,366,500	673,768
	China Aerospace Times Electronics Co., Ltd., Class A	91,300	90,332
	China Aircraft Leasing Group Holdings, Ltd.	1,943,500	1,570,149
	China Aoyuan Group, Ltd.	8,203,000	7,714,213
	China Baoan Group Co., Ltd., Class A	345,010	391,306
	China Bester Group Telecom Co., Ltd., Class A	102,700	213,241
	China Beststudy Education Group	312,000	116,681
	China BlueChemical, Ltd., Class H	13,754,000	1,956,306
	China Building Material Test & Certification Group Co., Ltd., Class A	83,747	240,461
	China CAMC Engineering Co., Ltd., Class A	332,197	344,351
*	China Chengtong Development Group, Ltd.	2,628,000	63,063
	China Cinda Asset Management Co., Ltd., Class H	2,545,000	477,432
	China Common Rich Renewable Energy Investments, Ltd.	17,084,000	2,065,946

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	China Communications Services Corp., Ltd., Class H	15,760,000	$9,182,659
	China CYTS Tours Holding Co., Ltd., Class A	255,300	376,133
	China Datang Corp. Renewable Power Co., Ltd., Class H	15,103,000	2,207,210
*	China Daye Non-Ferrous Metals Mining, Ltd.	7,434,000	42,377
Ω	China Development Bank Financial Leasing Co., Ltd., Class H	110,000	16,361
# *	China Dili Group	12,965,699	2,982,323
	China Distance Education Holdings, Ltd., ADR	86,803	748,242
	China Dongxiang Group Co., Ltd.	23,467,985	2,908,105
	China Education Group Holdings, Ltd.	365,000	608,464
#	China Electronics Huada Technology Co., Ltd.	5,342,000	477,118
#	China Electronics Optics Valley Union Holding Co., Ltd.	14,920,000	838,557
	China Energy Engineering Corp., Ltd., Class H	906,000	85,486
	China Everbright Environment Group, Ltd.	15,976,000	8,060,128
# Ω	China Everbright Greentech, Ltd.	3,230,000	1,282,784
	China Everbright, Ltd.	6,592,000	8,721,824
	China Express Airlines Co., Ltd., Class A	453,838	788,911
*	China Financial Services Holdings, Ltd.	5,092,000	64,881
	China Foods, Ltd.	6,422,000	2,199,047
*	China Glass Holdings, Ltd.	3,642,000	181,088
	China Grand Pharmaceutical and Healthcare Holdings, Ltd., Class A	5,312,000	4,323,854
*	China Greenland Broad Greenstate Group Co., Ltd.	4,572,000	256,419
	China Hanking Holdings, Ltd.	3,528,000	724,823
#	China Harmony Auto Holding, Ltd.	5,789,000	2,275,815
*	China High Precision Automation Group, Ltd.	1,289,000	38,034
	China High Speed Railway Technology Co., Ltd., Class A	741,500	298,421
	China High Speed Transmission Equipment Group Co., Ltd.	2,578,000	1,912,661
	China Hongqiao Group, Ltd.	3,530,500	2,554,461
Ω	China Huarong Asset Management Co., Ltd., Class H	28,035,000	2,937,381
# *	China Huiyuan Juice Group, Ltd.	4,034,500	182,457
*	China Index Holdings, Ltd., ADR	117,657	157,661
	China International Marine Containers Group Co., Ltd., Class H	3,316,820	4,507,746
	China Jinmao Holdings Group, Ltd.	4,514,000	2,287,028
	China Kepei Education Group, Ltd.	828,000	571,145
	China Kings Resources Group Co., Ltd., Class A	77,200	268,380
	China Lesso Group Holdings, Ltd.	7,027,000	11,392,353
	China Lilang, Ltd.	3,085,000	1,954,412
# * Ω	China Literature, Ltd.	476,000	3,910,545
# * Ω	China Logistics Property Holdings Co., Ltd.	3,646,000	1,906,004
# *	China Longevity Group Co., Ltd.	1,076,350	35,682
	China Longyuan Power Group Corp., Ltd., Class H	13,255,000	9,085,111
# *	China Lumena New Materials Corp.	363,249	0
	China Machinery Engineering Corp., Class H	6,030,000	1,161,277
#	China Maple Leaf Educational Systems, Ltd.	10,746,000	2,919,587
*	China Medical & HealthCare Group, Ltd.	930,000	16,881
	China Medical System Holdings, Ltd.	8,971,500	9,434,232
	China Meheco Co., Ltd., Class A	181,754	409,082
	China Meidong Auto Holdings, Ltd.	2,816,000	11,531,433
	China Merchants Land, Ltd.	9,398,000	1,363,285
	China Merchants Port Holdings Co., Ltd.	3,360,000	3,571,596
*	China Metal Recycling Holdings, Ltd.	2,401,686	0
# *	China Modern Dairy Holdings, Ltd.	8,264,000	1,101,909
	China National Accord Medicines Corp., Ltd., Class A	63,506	472,281
	China New Town Development Co., Ltd.	8,175,648	129,493
*	China Nonferrous Metal Industry’s Foreign Engineering and Construction
	Co., Ltd., Class A	401,000	258,545
*	China Oceanwide Holdings, Ltd.	4,994,000	100,578
# *	China Oil & Gas Group, Ltd.	25,798,000	1,035,138
	China Oilfield Services, Ltd., Class H	4,584,000	2,768,191
	China Oriental Group Co., Ltd.	8,484,000	1,920,375

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	China Overseas Grand Oceans Group, Ltd.	11,537,749	$6,735,136
	China Overseas Property Holdings, Ltd.	9,030,000	6,558,114
	China Pioneer Pharma Holdings, Ltd.	2,803,000	355,082
	China Power International Development, Ltd.	31,335,333	6,033,716
*	China Properties Group, Ltd.	2,045,000	118,812
	China Publishing & Media Co., Ltd., Class A	181,600	137,588
	China Railway Tielong Container Logistics Co., Ltd., Class A	189,400	141,404
*	China Rare Earth Holdings, Ltd.	7,152,799	337,286
#	China Reinsurance Group Corp., Class H	12,293,000	1,176,574
Ω	China Renaissance Holdings, Ltd.	144,100	297,683
	China Resources Double Crane Pharmaceutical Co., Ltd., Class A	329,774	621,192
	China Resources Medical Holdings Co., Ltd.	5,558,000	3,308,780
# Ω	China Resources Pharmaceutical Group, Ltd.	4,723,500	2,361,412
	China Resources Power Holdings Co., Ltd.	1,848,000	1,923,435
*	China Ruifeng Renewable Energy Holdings, Ltd.	224,000	7,353
	China Sanjiang Fine Chemicals Co., Ltd.	5,073,000	1,396,058
	China SCE Group Holdings, Ltd.	12,069,200	5,187,312
	China Science Publishing & Media, Ltd., Class A	175,900	281,527
# *	China Shanshui Cement Group, Ltd.	30,000	7,292
# * Ω	China Shengmu Organic Milk, Ltd.	11,882,000	798,645
	China Shineway Pharmaceutical Group, Ltd.	2,229,200	1,403,089
*	China Silver Group, Ltd.	5,550,000	526,227
	China South City Holdings, Ltd.	27,864,000	2,811,642
	China Starch Holdings, Ltd.	7,505,000	122,265
*	China State Construction Development Holdings, Ltd.	116,000	8,236
	China State Construction International Holdings, Ltd.	6,830,000	4,738,078
*	China Sunshine Paper Holdings Co., Ltd.	1,794,000	308,663
	China Suntien Green Energy Corp., Ltd., Class H	10,724,000	2,500,780
	China Taiping Insurance Holdings Co., Ltd.	5,606,600	8,466,786
#	China Tian Lun Gas Holdings, Ltd.	2,018,000	1,700,506
# *	China Tianrui Group Cement Co., Ltd.	256,000	243,115
*	China Tianying, Inc., Class A	657,100	430,633
	China Traditional Chinese Medicine Holdings Co., Ltd.	16,070,000	6,421,555
# *	China Travel International Investment Hong Kong, Ltd.	16,467,900	2,107,466
*	China Tungsten And Hightech Materials Co., Ltd., Class A	37,000	34,642
Ω	China Vast Industrial Urban Development Co., Ltd.	2,122,000	848,799
# *	China Vered Financial Holding Corp., Ltd.	4,620,000	52,055
#	China Water Affairs Group, Ltd.	5,866,000	4,208,100
	China West Construction Group Co., Ltd., Class A	135,400	184,777
*	China Wood Optimization Holding, Ltd.	2,076,000	401,913
	China World Trade Center Co., Ltd., Class A	169,977	312,985
	China XLX Fertiliser, Ltd.	2,158,000	627,516
	China Yongda Automobiles Services Holdings, Ltd.	1,952,500	2,782,013
Ω	China Yuhua Education Corp., Ltd.	7,634,000	6,038,781
*	China Yurun Food Group, Ltd.	1,019,000	92,278
# *	China ZhengTong Auto Services Holdings, Ltd.	6,982,000	972,662
	China Zhonghua Geotechnical Engineering Group Co., Ltd., Class A	387,600	193,707
*	China Zhongwang Holdings, Ltd.	12,656,000	2,583,959
#	Chinasoft International, Ltd.	13,960,000	10,134,099
	Chinese Universe Publishing and Media Group Co., Ltd., Class A	240,900	416,871
	Chongqing Department Store Co., Ltd., Class A	145,400	783,155
	Chongqing Fuling Electric Power Industrial Co., Ltd., Class A	131,600	349,765
	Chongqing Machinery & Electric Co., Ltd., Class H	4,630,000	251,469
	Chongqing Rural Commercial Bank Co., Ltd., Class H	930,000	371,355
	Chongqing Zongshen Power Machinery Co., Ltd., Class A	392,137	464,791
	Chow Tai Seng Jewellery Co., Ltd., Class A	31,400	115,619
	Chu Kong Shipping Enterprise Group Co., Ltd.	1,366,000	167,687
	CIFI Holdings Group Co., Ltd.	2,426,000	1,680,686
	CIMC Enric Holdings, Ltd.	4,292,000	2,021,007

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	CIMC-TianDa Holdings Co., Ltd.	10,355,000	$322,651
	Cinda Real Estate Co., Ltd., Class A	443,200	276,022
	Cisen Pharmaceutical Co., Ltd., Class A	154,600	336,791
*	CITIC Dameng Holdings, Ltd.	996,000	52,032
*	CITIC Guoan Information Industry Co., Ltd., Class A	962,000	370,217
*	CITIC Resources Holdings, Ltd.	18,350,600	724,416
# *	Citychamp Watch & Jewellery Group, Ltd.	10,022,000	2,017,788
*	CMST Development Co., Ltd., Class A	585,300	390,518
	CNNC Hua Yuan Titanium Dioxide Co., Ltd., Class A	324,100	269,713
	COFCO Biotechnology Co., Ltd., Class A	323,600	396,074
#	COFCO Joycome Foods, Ltd.	3,458,000	1,127,610
* Ω	Cogobuy Group	2,950,000	629,107
#	Colour Life Services Group Co., Ltd.	2,548,604	1,234,592
#	Comba Telecom Systems Holdings, Ltd.	6,332,001	2,031,029
	Concord New Energy Group, Ltd.	40,564,964	2,147,659
	Consun Pharmaceutical Group, Ltd.	3,029,000	1,195,480
*	Coolpad Group, Ltd.	2,740,000	59,409
	COSCO SHIPPING Development Co., Ltd., Class H	18,976,000	2,110,484
#	COSCO SHIPPING Energy Transportation Co., Ltd., Class H	8,626,000	3,402,656
	COSCO SHIPPING International Hong Kong Co., Ltd.	4,087,000	1,230,448
	COSCO SHIPPING Ports, Ltd.	12,807,565	7,501,161
* Ω	Cosmo Lady China Holdings Co., Ltd.	3,328,000	459,203
	CP Pokphand Co., Ltd.	42,204,594	3,600,633
	CPMC Holdings, Ltd.	3,507,000	1,546,493
	CQ Pharmaceutical Holding Co., Ltd., Class A	375,000	300,615
	CRCC High-Tech Equipment Corp., Ltd., Class H	960,500	91,874
	CSG Holding Co., Ltd., Class A	333,580	297,617
# *	CSSC Offshore and Marine Engineering Group Co., Ltd., Class H	722,000	707,553
	CSSC Science & Technology Co., Ltd., Class A	158,600	276,629
# *	CT Environmental Group, Ltd.	18,320,000	150,766
	CTS International Logistics Corp., Ltd., Class A	195,520	205,622
# *	CWT International, Ltd.	24,080,000	310,609
*	Cybernaut International Holdings Co., Ltd.	3,760,000	67,900
	D&O Home Collection Co., Ltd., Class A	45,800	159,099
# *	Da Ming International Holdings, Ltd.	880,000	218,925
	DaFa Properties Group, Ltd.	301,000	269,318
	Dalian Bio-Chem Co., Ltd., Class A	60,476	162,947
	Dalian Huarui Heavy Industry Group Co., Ltd., Class A	272,300	141,710
*	Dalian My Gym Education Technology Co., Ltd., Class A	265,797	276,703
	Dalian Port PDA Co., Ltd., Class H	238,000	20,926
	Dare Power Dekor Home Co., Ltd., Class A	112,600	269,519
	Dashang Co., Ltd., Class A	103,508	350,069
	Datang International Power Generation Co., Ltd., Class H	6,732,000	851,897
*	Datong Coal Industry Co., Ltd., Class A	722,972	507,336
	Dawnrays Pharmaceutical Holdings, Ltd.	5,979,886	681,101
	Dazhong Transportation Group Co., Ltd., Class A	631,520	332,350
	Dazzle Fashion Co., Ltd., Class A	106,528	344,443
# *	DBA Telecommunication Asia Holdings, Ltd.	876,000	43,006
	DBG Technology Co., Ltd., Class A	146,267	310,333
	Deppon Logistics Co., Ltd., Class A	48,487	103,445
#	Dexin China Holdings Co., Ltd.	402,000	158,756
# *	Differ Group Holding Co., Ltd.	12,814,000	1,191,020
	Digital China Group Co., Ltd., Class A	216,700	830,742
	Digital China Holdings, Ltd.	4,748,500	3,495,945
	Digital China Information Service Co., Ltd., Class A	166,625	434,166
	Do-Fluoride Chemicals Co., Ltd., Class A	62,000	136,838
	Dongfang Electric Corp., Ltd., Class H	2,441,600	1,703,321
	Dongfang Electronics Co., Ltd., Class A	107,300	76,900
	Dongfeng Motor Group Co., Ltd., Class H	4,734,000	3,334,750

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
#	Dongjiang Environmental Co., Ltd., Class H	1,254,575	$888,917
	Dongyue Group, Ltd.	8,492,000	3,240,111
*	Doushen Beijing Education & Technology, Inc., Class A	225,041	473,859
*	DouYu International Holdings, Ltd., ADR	108,221	1,655,781
	Dynagreen Environmental Protection Group Co., Ltd., Class H	2,609,000	1,170,845
*	Easysight Supply Chain Management Co., Ltd., Class A	358,700	509,204
*	E-Commodities Holdings, Ltd.	2,748,000	78,907
	EEKA Fashion Holdings, Ltd.	247,000	519,085
	E-House China Enterprise Holdings, Ltd.	164,700	168,591
	Electric Connector Technology Co., Ltd., Class A	90,900	503,848
	Elion Clean Energy Co., Ltd., Class A	826,663	390,756
	Embry Holdings, Ltd.	31,000	4,011
	ENN Ecological Holdings Co., Ltd., Class A	39,500	75,851
#	Essex Bio-technology, Ltd.	1,256,000	719,610
*	Estun Automation Co., Ltd., Class A	16,500	54,726
	Eternal Asia Supply Chain Management, Ltd., Class A	361,000	263,136
	EVA Precision Industrial Holdings, Ltd.	5,080,435	315,298
	Ever Sunshine Lifestyle Services Group, Ltd.	1,642,000	2,839,275
	Everbright Jiabao Co., Ltd., Class A	647,600	348,324
*	EverChina International Holdings Co., Ltd.	13,020,000	305,858
*	Fang Holdings, Ltd., ADR	16,680	165,794
*	Fangda Special Steel Technology Co., Ltd., Class A	97,600	89,227
#	Fanhua, Inc., ADR	236,949	3,551,866
#	Fantasia Holdings Group Co., Ltd.	10,869,000	2,055,728
	Far East Horizon, Ltd.	13,190,000	13,009,803
#	FinVolution Group	9,400	19,082
*	First Tractor Co., Ltd., Class H	1,705,176	654,609
#	Flat Glass Group Co., Ltd., Class H	1,648,000	4,923,464
*	Focused Photonics Hangzhou, Inc., Class A	87,400	176,889
	Foshan Nationstar Optoelectronics Co., Ltd., Class A	30,172	45,115
	Fu Shou Yuan International Group, Ltd.	5,891,000	6,068,112
	Fufeng Group, Ltd.	10,742,600	3,403,270
	Fujian Longking Co., Ltd., Class A	172,500	260,371
	Fujian Longma Environmental Sanitation Equipment Co., Ltd., Class A	133,700	411,466
	Fujian Star-net Communication Co., Ltd., Class A	134,073	480,819
# *	Fullshare Holdings, Ltd.	41,672,500	844,889
# *	Futu Holdings, Ltd., ADR	5,426	161,315
	Gansu Jingyuan Coal Industry and Electricity Power Co., Ltd., Class A	797,700	318,346
	Gansu Qilianshan Cement Group Co., Ltd., Class A	132,033	285,964
	GCI Science & Technology Co., Ltd., Class A	0	0
# *	GCL New Energy Holdings, Ltd.	18,764,000	276,843
*	GCL System Integration Technology Co., Ltd., Class A	957,000	493,993
# *	GCL-Poly Energy Holdings, Ltd.	85,202,000	3,912,654
	Gemdale Properties & Investment Corp., Ltd.	33,704,000	5,234,634
*	Gem-Year Industrial Co., Ltd., Class A	126,000	96,764
Ω	Genertec Universal Medical Group Co., Ltd.	7,595,000	5,289,321
	Genimous Technology Co., Ltd., Class A	330,115	289,642
*	Genscript Biotech Corp.	2,946,000	4,101,945
	Getein Biotech, Inc., Class A	24,531	141,337
*	Global Top E-Commerce Co., Ltd., Class A	517,700	440,278
*	Glorious Property Holdings, Ltd.	17,320,501	537,906
	Goldcard Smart Group Co., Ltd.	147,600	336,797
	Golden Eagle Retail Group, Ltd.	2,991,000	2,741,159
Ω	Golden Throat Holdings Group Co., Ltd.	991,500	183,499
	Golden Wheel Tiandi Holdings Co., Ltd.	546,000	39,151
	GoldenHome Living Co., Ltd., Class A	53,180	448,206
	Goldlion Holdings, Ltd.	1,752,962	364,863
	Goldpac Group, Ltd.	1,860,000	341,365
# *	GOME Retail Holdings, Ltd.	34,090,000	3,787,189

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
*	Gosuncn Technology Group Co., Ltd., Class A	352,291	$254,931
*	Grand Baoxin Auto Group, Ltd.	4,791,492	595,857
	Greattown Holdings, Ltd., Class A	455,000	357,740
	Greatview Aseptic Packaging Co., Ltd.	5,716,000	2,449,131
	Greenland Hong Kong Holdings, Ltd.	6,336,000	2,059,774
	Greentown China Holdings, Ltd.	5,068,148	8,236,836
	Greentown Service Group Co., Ltd.	7,644,000	8,391,637
	Guangdong Baolihua New Energy Stock Co., Ltd., Class A	285,600	323,288
*	Guangdong Dongfang Precision Science & Technology Co., Ltd., Class A	149,700	104,421
	Guangdong Ellington Electronics Technology Co., Ltd., Class A	149,300	181,033
*	Guangdong HEC Technology Holding Co., Ltd., Class A	517,900	440,995
*	Guangdong Huatie Tongda High-speed Railway Equipment Corp., Class A	324,900	277,738
*	Guangdong Land Holdings, Ltd.	3,314,800	496,524
*	Guangdong Shenglu Telecommunication Tech Co., Ltd., Class A	237,700	260,957
*	Guangdong Shirongzhaoye Co., Ltd., Class A	333,100	323,990
	Guangdong Tapai Group Co., Ltd., Class A	200,700	394,514
	Guangdong Zhongsheng Pharmaceutical Co., Ltd., Class A	166,200	308,316
	Guangshen Railway Co., Ltd., Class H	7,308,000	1,217,882
	Guangxi Liugong Machinery Co., Ltd., Class A	596,220	627,808
	Guangxi Liuzhou Pharmaceutical Co., Ltd., Class A	119,980	420,521
	Guangxi Wuzhou Zhongheng Group Co., Ltd., Class A	1,910,900	907,566
	Guangzhou R&F Properties Co., Ltd., Class H	5,424,800	6,898,603
	Guangzhou Restaurant Group Co., Ltd., Class A	15,300	84,673
	Guangzhou Shangpin Home Collection Co., Ltd., Class A	43,351	404,117
	Guizhou Bailing Group Pharmaceutical Co., Ltd., Class A	326,400	424,026
	Guizhou Broadcasting & TV Information Network Co., Ltd., Class A	301,400	296,133
	Guizhou Gas Group Corp., Ltd., Class A	381,000	630,813
	Guizhou Panjiang Refined Coal Co., Ltd., Class A	649,500	582,650
*	Guizhou Xinbang Pharmaceutical Co., Ltd., Class A	274,100	262,434
*	Guolian Securities Co., Ltd., Class H	1,395,500	615,977
	Guomai Technologies, Inc., Class A	132,100	159,560
	Guorui Properties, Ltd.	6,116,000	672,184
* Ω	Haichang Ocean Park Holdings, Ltd.	6,622,000	342,365
*	Hailiang Education Group, Inc., ADR	32,167	2,100,505
*	Hainan Meilan International Airport Co., Ltd., Class H	769,000	3,286,548
	Hainan Poly Pharm Co., Ltd., Class A	71,800	453,900
*	Hainan Ruize New Building Material Co., Ltd., Class A	215,100	189,063
	Hainan Strait Shipping Co., Ltd., Class A	564,265	755,698
	Haitian International Holdings, Ltd.	4,178,000	10,355,412
*	Hand Enterprise Solutions Co., Ltd., Class A	189,200	267,464
*	Hang Zhou Great Star Industrial Co., Ltd., Class A	15,100	58,819
	Hangcha Group Co., Ltd., Class A	176,488	501,050
	Hangjin Technology Co., Ltd., Class A	262,000	760,728
	Hangxiao Steel Structure Co., Ltd., Class A	438,608	273,153
	Hangzhou Binjiang Real Estate Group Co., Ltd., Class A	844,386	611,765
	Hangzhou Century Co., Ltd., Class A	207,700	316,392
Ω	Harbin Bank Co., Ltd., Class H	1,742,000	209,430
	Harbin Boshi Automation Co., Ltd., Class A	549,450	999,192
*	Harbin Electric Co., Ltd., Class H	5,147,413	1,444,202
*	Harbin Gloria Pharmaceuticals Co., Ltd., Class A	271,600	121,402
*	Harbin Pharmaceutical Group Co., Ltd., Class A	854,900	419,669
# * Ω	Harmonicare Medical Holdings, Ltd.	2,321,000	610,750
	HBIS Resources Co., Ltd., Class A	17,800	33,763
# *	HC Group, Inc.	3,095,000	399,375
	Health and Happiness H&H International Holdings, Ltd.	1,457,000	5,803,369
	Hebei Chengde Lolo Co., Class A	89,670	92,026
#	Hebei Construction Group Corp., Ltd., Class H	105,000	350,304
	Hebei Hengshui Laobaigan Liquor Co., Ltd., Class A	163,200	310,319
	Henan Lingrui Pharmaceutical Co., Class A	319,400	447,465

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Henan Pinggao Electric Co., Ltd., Class A	342,000	$340,793
*	Henan Senyuan Electric Co., Ltd., Class A	65,900	48,943
	Henan Shenhuo Coal & Power Co., Ltd., Class A	767,800	585,179
	Henan Zhongyuan Expressway Co., Ltd., Class A	907,923	461,356
	Henderson Investment, Ltd.	2,432,000	95,780
# *	Hengdeli Holdings, Ltd.	14,517,399	536,332
	Hexing Electrical Co., Ltd., Class A	168,690	363,019
*	Hi Sun Technology China, Ltd.	12,936,000	1,409,476
*	Hilong Holding, Ltd.	1,863,000	38,567
	Hisense Home Appliances Group Co., Ltd., Class H	2,448,000	3,520,256
	HKC Holdings, Ltd.	1,123,783	576,556
	Holitech Technology Co., Ltd., Class A	776,200	514,859
	Hongda Xingye Co., Ltd., Class A	272,700	146,901
*	Honghua Group, Ltd.	18,170,000	458,304
Ω	Honworld Group, Ltd.	1,382,500	425,457
Ω	Hope Education Group Co., Ltd.	3,488,000	822,289
	Hopson Development Holdings, Ltd.	4,368,000	11,174,533
*	Hua Han Health Industry Holdings, Ltd.	25,663,698	329,051
# * Ω	Hua Hong Semiconductor, Ltd.	2,940,000	10,831,253
	Huadian Power International Corp., Ltd., Class H	8,694,000	2,157,184
	Huafon Microfibre Shanghai Technology Co., Ltd.	432,200	450,921
	Huafu Fashion Co., Ltd., Class A	522,852	535,137
*	Huanxi Media Group, Ltd.	2,050,000	360,027
	Huapont Life Sciences Co., Ltd., Class A	498,900	388,265
*	Huawen Media Group, Class A	613,800	260,855
	Huaxi Holdings Co., Ltd.	444,000	127,778
	Huazhong In-Vehicle Holdings Co., Ltd.	3,736,000	294,452
	Hubei Dinglong Co., Ltd., Class A	410,000	907,160
*	Hubei Kaile Science & Technology Co., Ltd., Class A	205,500	380,557
	Hubei Xingfa Chemicals Group Co., Ltd., Class A	416,678	701,010
	Huishang Bank Corp., Ltd., Class H	34,000	11,197
	Hunan Aihua Group Co., Ltd., Class A	132,887	501,682
	Hunan Gold Corp., Ltd., Class A	244,800	305,868
	Hunan New Wellful Co., Ltd., Class A	263,400	313,940
# *	HUYA, Inc., ADR	115,040	2,576,896
*	Hytera Communications Corp., Ltd., Class A	439,400	468,404
*	HyUnion Holding Co., Ltd., Class A	190,700	188,190
* Ω	iDreamSky Technology Holdings, Ltd.	175,200	90,308
	IKD Co., Ltd., Class A	82,800	167,981
Ω	IMAX China Holding, Inc.	892,500	1,450,653
	Inner Mongolia Eerduosi Resources Co., Ltd., Class A	271,456	346,173
	Inner Mongolia MengDian HuaNeng Thermal Power Corp., Ltd., Class A	1,912,700	735,533
	Inner Mongolia Yitai Coal Co., Ltd., Class H	554,000	429,508
*	Inner Mongolia Yuan Xing Energy Co., Ltd., Class A	814,100	253,320
*	Innuovo Technology Co., Ltd., Class A	364,600	298,120
# *	Inspur International, Ltd.	1,576,000	372,639
	Inspur Software Co., Ltd., Class A	10,900	26,491
	IReader Technology Co., Ltd., Class A	114,200	438,396
*	IRICO Group New Energy Co., Ltd., Class H	1,518,000	211,703
	Jack Sewing Machine Co., Ltd., Class A	199,000	843,458
*	JC Finance & Tax Interconnect Holdings, Ltd., Class A	162,510	212,250
	Jiangling Motors Corp., Ltd., Class A	152,600	455,146
	Jiangnan Group, Ltd.	15,938,000	823,562
*	Jiangsu Akcome Science & Technology Co., Ltd., Class A	1,543,008	551,346
	Jiangsu Expressway Co., Ltd., Class H	766,000	766,673
	Jiangsu Guotai International Group Co., Ltd., Class A	612,495	567,702
	Jiangsu Jiangyin Rural Commercial Bank Co., Ltd., Class A	1,285,920	772,230
	Jiangsu Kanion Pharmaceutical Co., Ltd., Class A	192,140	362,226
*	Jiangsu Leike Defense Technology Co., Ltd., Class A	205,607	240,387

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Jiangsu Linyang Energy Co., Ltd., Class A	710,100	$835,417
	Jiangsu Nhwa Pharmaceutical Co., Ltd., Class A	160,800	377,675
	Jiangsu Zhangjiagang Rural Commercial Bank Co., Ltd., Class A	923,309	799,352
	Jiangxi Bank Co., Ltd., Class H	25,500	10,854
	Jiangxi Copper Co., Ltd., Class H	1,283,000	1,532,143
	Jiangxi Huangshanghuang Group Food Co., Ltd., Class A	76,200	238,095
	Jiangzhong Pharmaceutical Co., Ltd., Class A	196,640	339,828
	Jiayuan International Group, Ltd.	4,870,834	2,080,470
*	Jilin Electric Power Co., Ltd., Class A	1,310,500	759,448
	Jilin Jiutai Rural Commercial Bank Corp., Ltd., Class H	115,761	38,077
*	Jilin Zixin Pharmaceutical Industrial Co., Ltd., Class A	436,800	230,259
#	Jinchuan Group International Resources Co., Ltd.	12,519,000	1,183,405
	Jingrui Holdings, Ltd.	2,160,000	590,306
	Jingwei Textile Machinery Co., Ltd., Class A	284,500	374,849
# *	JinkoSolar Holding Co., Ltd., ADR	245,329	14,302,681
	Jinneng Science&Technology Co., Ltd., Class A	176,300	325,934
	Jinyuan EP Co., Ltd., Class A	145,600	173,730
	Jiuzhitang Co., Ltd., Class A	287,600	357,433
	Jizhong Energy Resources Co., Ltd., Class A	1,082,100	573,299
	JL Mag Rare-Earth Co., Ltd., Class A	223,471	1,292,522
	JNBY Design, Ltd.	1,149,500	1,251,921
	Jointo Energy Investment Co., Ltd. Hebei, Class A	1,114,796	916,747
	Joy City Property, Ltd.	19,994,000	1,230,024
	JOYY, Inc., ADR	129,276	11,813,241
	JSTI Group, Class A	213,888	232,493
	Ju Teng International Holdings, Ltd.	5,250,000	1,591,397
*	Kai Yuan Holdings, Ltd.	11,360,000	58,459
	Kaisa Group Holdings, Ltd.	15,972,000	7,449,359
#	Kaisa Prosperity Holdings, Ltd.	174,250	483,511
* Ω	Kangda International Environmental Co., Ltd.	4,346,000	376,846
# *	Kasen International Holdings, Ltd.	3,916,000	361,066
*	Keda Industrial Group Co., Ltd., Class A	71,400	44,461
	Kinetic Mines and Energy, Ltd.	468,000	21,164
	Kingboard Holdings, Ltd.	4,656,921	15,773,212
	Kingboard Laminates Holdings, Ltd.	7,133,000	11,400,647
	Kingdee International Software Group Co., Ltd.	1,998,200	5,275,758
	Kingsoft Corp., Ltd.	1,248,000	6,713,290
	Konfoong Materials International Co., Ltd., Class A	65,258	581,689
	Konka Group Co., Ltd., Class A	570,684	497,871
	KPC Pharmaceuticals, Inc., Class A	259,500	359,700
	Kunlun Energy Co., Ltd.	8,986,000	5,817,567
*	Kunwu Jiuding Investment Holdings Co., Ltd., Class A	78,245	274,144
	KWG Group Holdings, Ltd.	7,630,450	10,118,660
*	KWG Living Group Holdings, Ltd.	3,815,225	2,992,140
*	Lanzhou Minbai Shareholding Group Co., Ltd., Class A	80,500	73,034
	Lee & Man Chemical Co., Ltd.	1,098,785	413,784
	Lee & Man Paper Manufacturing, Ltd.	8,728,000	6,614,539
	Lee’s Pharmaceutical Holdings, Ltd.	1,709,000	961,126
Ω	Legend Holdings Corp., Class H	1,679,100	2,259,198
# *	LexinFintech Holdings, Ltd., ADR	368,542	3,036,786
	LianChuang Electronic Technology Co., Ltd., Class A	315,648	476,192
	Liaoning Wellhope Agri-Tech JSC, Ltd., Class A	503,180	929,701
*	Lier Chemical Co., Ltd., Class A	168,700	501,930
*	Lifestyle China Group, Ltd.	2,138,000	282,017
*	Lifetech Scientific Corp.	17,288,000	4,406,004
	LingNan Eco&Culture-Tourism Co., Ltd., Class A	408,100	240,818
	Lingyuan Iron & Steel Co., Ltd., Class A	490,702	156,319
*	Link Motion, Inc., Sponsored ADR	690,534	0
	Liuzhou Iron & Steel Co., Ltd., Class A	462,000	319,874

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Livzon Pharmaceutical Group, Inc., Class H	789,903	$3,500,828
	Loncin Motor Co., Ltd., Class A	724,300	411,699
	Long Yuan Construction Group Co., Ltd., Class A	398,400	471,445
	Lonking Holdings, Ltd.	13,654,000	3,636,247
	Luolai Lifestyle Technology Co., Ltd., Class A	85,840	165,105
*	Luoyang Glass Co., Ltd., Class H	154,000	68,787
	Luxi Chemical Group Co., Ltd., Class A	317,700	477,879
# Ω	Luye Pharma Group, Ltd.	7,907,000	4,588,605
	LVGEM China Real Estate Investment Co., Ltd.	1,788,000	572,329
	Maanshan Iron & Steel Co., Ltd., Class H	3,692,048	853,266
*	Macrolink Culturaltainment Development Co., Ltd., Class A	682,438	311,549
* Ω	Maoyan Entertainment	304,800	429,741
	Maoye International Holdings, Ltd.	6,107,000	248,223
*	Markor International Home Furnishings Co., Ltd., Class A	163,890	124,031
	Mayinglong Pharmaceutical Group Co., Ltd., Class A	33,600	106,968
* Ω	Meitu, Inc.	1,347,000	237,234
	Metallurgical Corp. of China, Ltd., Class H	98,000	15,837
	Milkyway Chemical Supply Chain Service Co., Ltd., Class A	18,100	296,437
	Min Xin Holdings, Ltd.	922,000	445,468
*	Mingfa Group International Co., Ltd.	7,108,000	51,620
	Minmetals Land, Ltd.	9,822,000	1,119,187
# Ω	Minsheng Education Group Co., Ltd.	132,000	16,703
	Minth Group, Ltd.	4,765,000	19,717,546
	Misho Ecology & Landscape Co., Ltd., Class A	137,400	156,546
# *	MMG, Ltd.	16,826,999	3,990,785
	MOBI Development Co., Ltd.	1,753,000	138,460
	Modern Land China Co., Ltd.	5,894,800	762,407
	Momo, Inc., Sponsored ADR	511,186	7,667,790
*	Montnets Rongxin Technology Group Co., Ltd., Class A	189,142	439,420
*	Myhome Real Estate Development Group Co., Ltd., Class A	1,065,200	587,226
	MYS Group Co., Ltd., Class A	215,887	142,067
*	Nan Hai Corp., Ltd.	24,100,000	146,226
	Nanjing Hanrui Cobalt Co., Ltd., Class A	53,237	507,249
	Nanjing Iron & Steel Co., Ltd., Class A	697,600	310,901
*	Nanjing Sample Technology Co., Ltd., Class H	45,500	13,455
*	Nanjing Xinjiekou Department Store Co., Ltd., Class A	185,000	284,916
	Natural Food International Holding, Ltd.	314,000	27,607
*	Nature Home Holding Co., Ltd.	1,787,000	225,803
	NetDragon Websoft Holdings, Ltd.	1,295,000	2,785,935
* Ω	New Century Healthcare Holding Co., Ltd.	35,000	4,982
*	New World Department Store China, Ltd.	2,684,462	404,554
	Newland Digital Technology Co., Ltd., Class A	223,300	528,474
	Nexteer Automotive Group, Ltd.	6,041,000	5,044,852
	Nine Dragons Paper Holdings, Ltd.	10,794,000	14,397,393
	Ningbo Huaxiang Electronic Co., Ltd., Class A	86,038	210,154
	Ningbo Orient Wires & Cables Co., Ltd., Class A	282,200	923,389
	Ningbo Sanxing Medical Electric Co., Ltd., Class A	300,700	316,809
	Ningbo Yunsheng Co., Ltd., Class A	340,100	315,129
	Ningxia Jiaze New Energy Co., Ltd., Class A	574,100	263,253
*	Niu Technologies, Sponsored ADR	75,728	1,989,375
# *	Noah Holdings, Ltd., Sponsored ADR	189,282	4,983,795
	Norinco International Cooperation, Ltd., Class A	269,374	292,239
	North Huajin Chemical Industries Co., Ltd., Class A	342,500	255,025
*	Northeast Pharmaceutical Group Co., Ltd., Class A	218,903	176,552
	NSFOCUS Technologies Group Co., Ltd., Class A	167,948	464,146
#	NVC Lighting Holdings, Ltd.	1,770,000	36,665
# *	OneSmart International Education Group, Ltd., ADR	75,190	312,039
	ORG Technology Co., Ltd., Class A	360,720	303,656
*	Orient Group, Inc., Class A	124,700	65,832

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Overseas Chinese Town Asia Holdings, Ltd.	1,376,183	$281,048
#	Pacific Online, Ltd.	2,479,365	340,251
*	Pangang Group Vanadium Titanium & Resources Co., Ltd., Class A	2,744,000	817,167
*	Parkson Retail Group, Ltd.	5,150,500	149,102
	PAX Global Technology, Ltd.	5,408,000	3,142,844
	PCI-Suntek Technology Co., Ltd., Class A	602,240	807,330
	PharmaBlock Sciences Nanjing, Inc., Class A	21,600	438,629
# *	Phoenix Media Investment Holdings, Ltd.	8,174,000	327,042
	Phoenix New Media, Ltd., ADR	154,014	206,379
	Pingdingshan Tianan Coal Mining Co., Ltd., Class A	712,948	555,961
	Poly Property Group Co., Ltd.	14,804,000	4,275,556
*	Pou Sheng International Holdings, Ltd.	14,951,806	3,426,800
	Powerlong Real Estate Holdings, Ltd.	9,045,000	6,089,809
# *	PW Medtech Group, Ltd.	4,409,000	1,126,836
#	Q Technology Group Co., Ltd.	2,725,000	3,011,552
	Qingdao East Steel Tower Stock Co., Ltd., Class A	127,400	147,616
	Qingdao Eastsoft Communication Technology Co., Ltd., Class A	65,022	182,483
	Qingdao Gon Technology Co., Ltd., Class A	87,300	404,618
	Qingdao Hanhe Cable Co., Ltd., Class A	368,600	227,495
Ω	Qingdao Port International Co., Ltd., Class H	1,069,000	607,455
	Qingdao TGOOD Electric Co., Ltd., Class A	187,200	608,296
	Qingdao Topscomm Communication, Inc., Class A	182,700	262,679
	Qingling Motors Co., Ltd., Class H	4,826,000	866,331
	Qinhuangdao Port Co., Ltd., Class H	3,011,500	482,136
# *	Qinqin Foodstuffs Group Cayman Co., Ltd.	65,000	20,171
# *	Qudian, Inc., Sponsored ADR	96,525	129,344
*	Qunxing Paper Holdings Co.	669,913	0
	Rainbow Digital Commercial Co., Ltd., Class A	356,250	437,713
	Raisecom Technology Co., Ltd., Class A	94,729	150,786
	Rastar Group, Class A	295,400	179,329
*	Realcan Pharmaceutical Group Co., Ltd., Class A	513,200	427,149
	Red Avenue New Materials Group Co., Ltd., Class A	49,500	286,866
Ω	Red Star Macalline Group Corp., Ltd., Class H	367,120	221,280
Ω	Redco Properties Group, Ltd.	6,322,000	2,799,391
	Redsun Properties Group, Ltd.	270,000	97,985
	Renhe Pharmacy Co., Ltd., Class A	409,700	394,047
*	REXLot Holdings, Ltd.	98,652,252	49,628
	Richinfo Technology Co., Ltd., Class A	82,300	274,043
# *	RISE Education Cayman, Ltd.	8,598	49,267
	Road King Infrastructure, Ltd.	1,731,000	2,058,733
	Rongan Property Co., Ltd., Class A	916,500	356,952
#	Ronshine China Holdings, Ltd.	3,466,500	2,363,305
*	Roshow Technology Co., Ltd., Class A	573,700	605,448
*	Ruhnn Holding, Ltd., ADR	9,397	22,083
	Runjian Co., Ltd., Class A	50,400	205,324
*	RYB Education, Inc., ADR	1,970	5,427
	Sai Micro Electronics, Inc., Class A	124,200	506,339
	Sailun Group Co., Ltd., Class A	965,304	713,743
	SanFeng Intelligent Equipment Group Co., Ltd., Class A	291,600	244,743
	Sansteel Minguang Co., Ltd. Fujian, Class A	386,500	380,472
	Sanxiang Impression Co., Ltd., Class A	36,100	24,068
	Sany Heavy Equipment International Holdings Co., Ltd.	6,931,000	3,820,964
*	Saurer Intelligent Technology Co., Ltd., Class A	417,200	318,746
	Seazen Group, Ltd.	1,148,000	860,664
# *	Secoo Holding, Ltd., ADR	64,187	160,468
	S-Enjoy Service Group Co., Ltd.	198,000	492,372
	SGIS Songshan Co., Ltd., Class A	977,500	614,649
	Shaan Xi Provincial Natural Gas Co., Ltd., Class A	446,990	426,875
	Shandong Chenming Paper Holdings, Ltd., Class H	2,599,750	1,034,983

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Shandong Denghai Seeds Co., Ltd., Class A	136,700	$349,786
	Shandong Humon Smelting Co., Ltd., Class A	188,600	392,434
	Shandong Longda Meat Foodstuff Co., Ltd., Class A	155,100	242,045
	Shandong Minhe Animal Husbandry Co., Ltd., Class A	55,200	123,350
	Shandong New Beiyang Information Technology Co., Ltd., Class A	73,500	102,773
	Shandong Publishing & Media Co., Ltd., Class A	166,700	151,223
#	Shandong Xinhua Pharmaceutical Co., Ltd., Class H	978,400	481,893
	Shandong Yisheng Livestock & Poultry Breeding Co., Ltd., Class A	198,290	321,414
	Shanghai 2345 Network Holding Group Co., Ltd., Class A	1,366,956	552,484
	Shanghai AJ Group Co., Ltd., Class A	426,800	511,852
	Shanghai AtHub Co., Ltd., Class A	45,700	476,026
	Shanghai Belling Co., Ltd., Class A	165,246	382,925
	Shanghai Daimay Automotive Interior Co., Ltd., Class A	58,117	231,633
	Shanghai East China Computer Co., Ltd., Class A	141,539	486,149
	Shanghai Environment Group Co., Ltd., Class A	108,773	180,758
*	Shanghai Fengyuzhu Culture and Technology Co., Ltd., Class A	92,100	293,625
# *	Shanghai Fudan Microelectronics Group Co., Ltd., Class H	116,000	175,381
	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd., Class H	1,781,000	840,971
	Shanghai Ganglian E-Commerce Holdings Co., Ltd., Class A	13,700	136,727
	Shanghai Industrial Development Co., Ltd., Class A	447,650	339,655
#	Shanghai Industrial Holdings, Ltd.	3,311,000	4,424,079
	Shanghai Industrial Urban Development Group, Ltd.	15,349,000	1,430,873
	Shanghai Jin Jiang Capital Co., Ltd., Class H	9,666,000	1,347,796
	Shanghai Jinqiao Export Processing Zone Development Co., Ltd., Class A	179,421	340,604
	Shanghai Kinetic Medical Co., Ltd., Class A	157,100	444,552
	Shanghai Maling Aquarius Co., Ltd., Class A	310,225	428,167
	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	137,200	387,383
	Shanghai Moons’ Electric Co., Ltd., Class A	12,560	34,606
	Shanghai Pharmaceuticals Holding Co., Ltd., Class H	645,200	1,001,547
*	Shanghai Phichem Material Co., Ltd., Class A	278,026	830,394
	Shanghai Prime Machinery Co., Ltd., Class H	2,464,000	483,276
	Shanghai Pudong Road & Bridge Construction Co., Ltd., Class A	391,992	373,828
	Shanghai Rongtai Health Technology Corp., Ltd., Class A	19,300	92,714
	Shanghai Shyndec Pharmaceutical Co., Ltd., Class A	332,033	501,787
	Shanghai Sinyang Semiconductor Materials Co., Ltd., Class A	93,400	668,214
	Shanghai Tongji Science & Technology Industrial Co., Ltd., Class A	127,300	161,434
	Shanghai Tunnel Engineering Co., Ltd., Class A	105,600	88,114
	Shanghai Waigaoqiao Free Trade Zone Group Co., Ltd., Class A	57,700	140,226
*	Shanghai Wanye Enterprises Co., Ltd., Class A	116,572	293,993
	Shanghai Weaver Network Co., Ltd., Class A	10,300	142,190
	Shanghai Zijiang Enterprise Group Co., Ltd., Class A	214,800	134,733
	Shanxi Blue Flame Holding Co., Ltd., Class A	476,100	557,376
	Shanxi Coking Co., Ltd., Class A	264,598	199,538
	Shanxi Lanhua Sci-Tech Venture Co., Ltd., Class A	308,400	231,482
	Shanxi Lu’an Environmental Energy Development Co., Ltd., Class A	444,664	391,431
	Shanxi Xishan Coal & Electricity Power Co., Ltd., Class A	651,283	451,193
*	Shanying International Holding Co., Ltd., Class A	1,207,015	552,591
#	Sheng Ye Capital, Ltd.	321,500	222,846
	Shengda Resources Co., Ltd., Class A	221,907	460,542
*	Shenghe Resources Holding Co., Ltd., Class A	343,200	338,043
	Shenguan Holdings Group, Ltd.	1,628,000	50,879
	Shenzhen Agricultural Products Group Co., Ltd., Class A	1,045,900	1,103,155
	Shenzhen Aisidi Co., Ltd., Class A	248,100	300,359
	Shenzhen Anche Technologies Co., Ltd., Class A	41,100	262,844
*	Shenzhen Bauing Construction Holding Group Co., Ltd., Class A	272,700	161,314
	Shenzhen Center Power Tech Co., Ltd., Class A	76,600	186,697
	Shenzhen Comix Group Co., Ltd., Class A	143,501	306,316
	Shenzhen Danbond Technology Co., Ltd., Class A	177,253	162,831
	Shenzhen Das Intellitech Co., Ltd., Class A	256,911	153,110

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Shenzhen Desay Battery Technology Co., Class A	111,382	$816,922
	Shenzhen Ellassay Fashion Co., Ltd., Class A	45,900	100,424
#	Shenzhen Expressway Co., Ltd., Class H	5,078,400	4,529,529
	Shenzhen Fastprint Circuit Tech Co., Ltd., Class A	293,984	466,322
	Shenzhen Gongjin Electronics Co., Ltd., Class A	192,000	334,220
	Shenzhen Grandland Group Co., Ltd., Class A	272,300	133,170
	Shenzhen H&T Intelligent Control Co., Ltd., Class A	236,929	597,041
	Shenzhen Heungkong Holding Co., Ltd., Class A	1,466,160	447,649
*	Shenzhen Hifuture Information Technology Co., Ltd., Class A	256,517	261,625
*	Shenzhen Infogem Technologies Co., Ltd., Class A	137,400	463,859
	Shenzhen International Holdings, Ltd.	7,166,552	11,159,477
	Shenzhen Investment, Ltd.	22,887,720	6,991,748
	Shenzhen Jinjia Group Co., Ltd., Class A	249,100	334,237
	Shenzhen Megmeet Electrical Co., Ltd., Class A	269,728	1,357,675
*	Shenzhen Neptunus Bioengineering Co., Ltd., Class A	1,685,200	1,017,723
	Shenzhen Noposion Agrochemicals Co., Ltd., Class A	186,200	163,415
	Shenzhen SDG Information Co., Ltd., Class A	257,520	381,424
	Shenzhen Sinovatio Technology Co., Ltd., Class A	41,707	464,065
	Shenzhen Sunline Tech Co., Ltd., Class A	172,700	570,578
	Shenzhen Sunlord Electronics Co., Ltd., Class A	145,500	561,715
	Shenzhen Suntak Circuit Technology Co., Ltd., Class A	299,700	751,696
	Shenzhen Tagen Group Co., Ltd., Class A	317,710	325,143
*	Shenzhen Techand Ecology & Environment Co., Ltd., Class A	184,500	98,819
	Shenzhen Woer Heat-Shrinkable Material Co., Ltd., Class A	256,400	201,271
	Shenzhen World Union Group, Inc., Class A	613,800	491,463
	Shenzhen Yan Tian Port Holding Co., Ltd., Class A	318,768	297,241
	Shenzhen Yinghe Technology Co., Ltd., Class A	122,500	525,187
*	Shenzhen Yitoa Intelligent Control Co., Ltd., Class A	337,300	547,711
	Shenzhen Ysstech Info-tech Co., Ltd., Class A	196,100	372,425
	Shenzhen Zhenye Group Co., Ltd., Class A	410,400	351,329
	Shenzhen Zhongjin Lingnan Nonfemet Co., Ltd., Class A	898,800	546,056
*	Shijiazhuang Changshan BeiMing Technology Co., Ltd., Class A	317,600	324,255
	Shinva Medical Instrument Co., Ltd., Class A	138,680	341,166
	Shougang Fushan Resources Group, Ltd.	13,715,128	3,210,021
*	Shouhang High-Tech Energy Co., Ltd., Class A	719,800	263,914
	Shui On Land, Ltd.	22,581,143	2,977,498
	Sichuan Expressway Co., Ltd., Class H	5,548,000	1,203,486
*	Sichuan Hebang Biotechnology Co., Ltd., Class A	2,341,760	469,255
	Sichuan Jiuyuan Yinhai Software Co., Ltd., Class A	103,000	325,615
	Sichuan Languang Development Co., Ltd., Class A	1,374,371	1,014,642
	Sichuan Shuangma Cement Co., Ltd., Class A	187,737	367,489
	Sichuan Tianyi Comheart Telecom Co., Ltd., Class A	90,600	286,110
	Sichuan Yahua Industrial Group Co., Ltd., Class A	308,300	595,667
	Sieyuan Electric Co., Ltd., Class A	65,500	209,625
	Sihuan Pharmaceutical Holdings Group, Ltd.	28,560,000	3,293,435
*	Silver Grant International Holdings Group, Ltd.	6,974,000	856,165
*	SINA Corp.	269,727	11,557,802
	Sino Wealth Electronic, Ltd., Class A	96,682	494,476
	Sinochem International Corp., Class A	391,600	306,252
	Sinofert Holdings, Ltd.	15,687,327	1,399,356
	Sino-I Technology, Ltd.	3,950,000	19,459
*	Sinolink Worldwide Holdings, Ltd.	10,286,800	646,042
	Sinoma International Engineering Co., Class A	252,500	284,148
	Sinomach Automobile Co., Ltd., Class A	342,600	307,177
	Sino-Ocean Group Holding, Ltd.	16,522,500	3,160,236
#	Sinopec Engineering Group Co., Ltd., Class H	9,964,500	3,873,237
	Sinopec Kantons Holdings, Ltd.	7,196,000	2,601,515
*	Sinopec Oilfield Service Corp., Class H	3,594,000	223,138
#	Sinopec Shanghai Petrochemical Co., Ltd., Class H	3,834,000	708,565

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Sinopharm Group Co., Ltd., Class H	2,884,400	$6,626,742
*	Sinosoft Technology Group, Ltd.	3,519,599	527,633
	Sinosteel Engineering & Technology Co., Ltd., Class A	507,700	302,427
	Sinotrans, Ltd., Class H	14,578,000	4,317,237
	Sinotruk Hong Kong, Ltd.	1,864,500	4,769,116
	Skyfame Realty Holdings, Ltd.	18,496,000	2,436,233
	Skyworth Digital Co., Ltd., Class A	347,346	453,181
*	Skyworth Group, Ltd.	7,054,266	1,847,901
# *	SMI Holdings Group, Ltd.	6,033,814	145,932
*	Sogou, Inc., ADR	51,996	462,764
# *	SOHO China, Ltd.	15,376,500	4,119,565
*	Sohu.com, Ltd., ADR	62,319	1,174,090
*	Sou Yu Te Group Co., Ltd., Class A	1,059,193	358,055
# *	Sparkle Roll Group, Ltd.	7,624,000	243,490
*	SPT Energy Group, Inc.	488,000	15,284
#	SSY Group, Ltd.	10,761,152	5,890,301
*	Starrise Media Holdings, Ltd.	1,982,000	37,084
*	Strait Innovation Internet Co., Ltd., Class A	147,000	150,877
	Suchuang Gas Corp., Ltd.	608,000	173,524
#	Sun King Power Electronics Group.	3,912,000	752,622
	Sunflower Pharmaceutical Group Co., Ltd., Class A	193,200	448,057
	Sunfly Intelligent Technology Co., Ltd., Class A	101,700	235,107
	Sunresin New Materials Co., Ltd., Class A	112,642	775,719
Ω	Sunshine 100 China Holdings, Ltd.	940,000	149,340
	Sunward Intelligent Equipment Co., Ltd., Class A	166,950	198,276
	Sunwave Communications Co., Ltd., Class A	190,000	210,291
*	Suzhou Anjie Technology Co., Ltd., Class A	238,099	708,330
*	Suzhou Chunxing Precision Mechanical Co., Ltd., Class A	362,797	261,205
	Suzhou Keda Technology Co., Ltd., Class A	109,368	143,227
	Suzhou Maxwell Technologies Co., Ltd., Class A	19,702	1,214,826
	Suzhou Secote Precision Electronic Co., Ltd., Class A	47,200	304,074
	Suzhou TFC Optical Communication Co., Ltd., Class A	67,900	602,618
	Symphony Holdings, Ltd.	8,950,000	1,062,550
	T&S Communications Co., Ltd., Class A	66,437	188,363
	Taiji Computer Corp., Ltd., Class A	168,856	677,527
	Tang Palace China Holdings, Ltd.	440,000	39,698
	TangShan Port Group Co., Ltd., Class A	1,557,011	558,733
	Tangshan Sanyou Chemical Industries Co., Ltd., Class A	663,176	691,709
*	Taung Gold International, Ltd.	60,770,000	195,875
	TCL Electronics Holdings, Ltd.	5,047,347	3,428,502
	Ten Pao Group Holdings, Ltd.	488,000	73,589
#	Tenfu Cayman Holdings Co., Ltd.	289,000	197,696
# *	Tenwow International Holdings, Ltd.	4,030,000	197,536
	Texhong Textile Group, Ltd.	2,031,500	1,563,345
	Tian An China Investment Co., Ltd.	1,719,000	982,862
	Tian Di Science & Technology Co., Ltd., Class A	1,093,400	495,717
* Ω	Tian Ge Interactive Holdings, Ltd.	3,128,000	230,204
*	Tian Shan Development Holding, Ltd.	1,910,000	695,538
	Tiangong International Co., Ltd.	4,890,000	1,641,524
	Tianjin Capital Environmental Protection Group Co., Ltd., Class H	2,274,000	899,335
	Tianjin Chase Sun Pharmaceutical Co., Ltd., Class A	1,351,400	1,114,620
	Tianjin Development Holdings, Ltd.	2,798,000	499,020
	Tianjin Guangyu Development Co., Ltd., Class A	368,394	346,991
	Tianjin Port Development Holdings, Ltd.	14,452,800	970,932
	Tianli Education International Holdings, Ltd.	1,215,000	966,171
#	Tianneng Power International, Ltd.	4,718,048	7,686,475
	Tianyun International Holdings, Ltd.	1,794,000	224,898
*	Tibet Summit Resources Co., Ltd., Class A	294,000	352,530
	Tibet Tianlu Co., Ltd., Class A	122,100	134,593

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
*	Tibet Water Resources, Ltd.	10,731,000	$561,252
	Time Watch Investments, Ltd.	1,562,000	149,250
	Titan Wind Energy Suzhou Co., Ltd., Class A	153,000	163,934
	Tomson Group, Ltd.	3,169,054	639,227
	Tong Ren Tang Technologies Co., Ltd., Class H	4,039,000	2,371,658
*	Tongcheng-Elong Holdings, Ltd.	986,800	1,642,363
	Tongda Group Holdings, Ltd.	29,180,000	1,585,728
*	Tongding Interconnection Information Co., Ltd., Class A	324,800	241,723
*	Tonghua Golden-Horse Pharmaceutical Industry Co., Ltd., Class A	170,100	93,608
	Tongling Jingda Special Magnet Wire Co., Ltd., Class A	153,500	72,870
	Tongyu Communication, Inc., Class A	0	0
	Tongyu Heavy Industry Co., Ltd., Class A	297,953	193,781
	Tonly Electronics Holdings, Ltd.	11,000	14,302
#	Top Spring International Holdings, Ltd.	1,539,500	254,617
	Towngas China Co., Ltd.	7,378,735	3,351,602
	Transfar Zhilian Co., Ltd., Class A	109,400	88,695
	TravelSky Technology, Ltd., Class H	1,847,000	3,893,461
# *	Trigiant Group, Ltd.	4,284,000	404,385
*	Trony Solar Holdings Co., Ltd.	1,757,000	0
*	Truly International Holdings, Ltd.	6,045,573	688,853
Ω	Tsaker Chemical Group, Ltd.	1,314,500	206,007
*	Tunghsu Optoelectronic Technology Co., Ltd., Class A	970,900	397,191
*	Tuniu Corp., Sponsored ADR	148,809	154,761
*	Tus Environmental Science And Technology Development Co., Ltd., Class A	360,500	395,339
	Unilumin Group Co., Ltd., Class A	259,700	379,284
	Uni-President China Holdings, Ltd.	8,480,000	7,345,559
	United Energy Group, Ltd.	40,190,900	5,456,709
# *	V1 Group, Ltd.	10,687,579	309,708
	Valiant Co., Ltd., Class A	100,800	263,464
	Vats Liquor Chain Store Management JSC, Ltd.	56,700	240,227
	Vatti Corp., Ltd., Class A	376,947	504,795
* Ω	VCredit Holdings, Ltd.	95,600	44,840
	Victory Giant Technology Huizhou Co., Ltd., Class A	227,600	711,185
	Vinda International Holdings, Ltd.	1,209,000	3,208,382
	Visual China Group Co., Ltd., Class A	26,000	57,534
	Wangneng Environment Co., Ltd., Class A	85,245	209,558
	Wanxiang Qianchao Co., Ltd., Class A	423,090	370,494
	Wasion Holdings, Ltd.	3,804,000	885,255
	Wasu Media Holding Co., Ltd., Class A	357,024	516,151
	Weiqiao Textile Co., Class H	2,420,500	516,207
	West China Cement, Ltd.	15,642,000	2,324,749
	Western Region Gold Co., Ltd., Class A	204,600	420,437
	Westone Information Industry, Inc., Class A	142,800	394,667
#	Wisdom Education International Holdings Co., Ltd.	3,656,000	1,189,564
	Wison Engineering Services Co., Ltd.	1,334,000	133,893
	Wolong Electric Group Co., Ltd., Class A	112,472	205,696
*	Wuhan DDMC Culture & Sports Co., Ltd., Class A	231,500	221,646
	Wuhan Department Store Group Co., Ltd., Class A	174,282	339,736
	Wuhan Jingce Electronic Group Co., Ltd., Class A	72,094	535,919
*	Wuhan P&S Information Technology Co., Ltd., Class A	405,100	376,361
	Wuhan Raycus Fiber Laser Technologies Co., Ltd., Class A	25,700	287,550
*	Wutong Holding Group Co., Ltd., Class A	433,200	324,433
	XGD, Inc., Class A	155,100	312,236
# Ω	Xiabuxiabu Catering Management China Holdings Co., Ltd.	2,660,000	4,553,029
	Xiamen Comfort Science & Technology Group Co., Ltd., Class A	105,900	224,432
	Xiamen Faratronic Co., Ltd., Class A	53,800	721,871
	Xiamen International Airport Co., Ltd., Class A	20,400	53,329
	Xiamen International Port Co., Ltd., Class H	6,634,000	548,444

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Xiamen ITG Group Corp., Ltd., Class A	489,000	$489,553
	Xiamen Meiya Pico Information Co., Ltd., Class A	235,566	799,665
	Xiamen Xiangyu Co., Ltd., Class A	569,400	509,467
*	Xian International Medical Investment Co., Ltd., Class A	672,022	778,020
	Xiandai Investment Co., Ltd., Class A	421,994	241,053
	Xinfengming Group Co., Ltd., Class A	243,008	370,258
	Xingda International Holdings, Ltd.	6,965,338	1,794,077
	Xingfa Aluminium Holdings, Ltd.	503,000	500,828
*	Xingyuan Environment Technology Co., Ltd., Class A	318,700	172,026
	Xinhua Winshare Publishing and Media Co., Ltd., Class H	2,843,103	1,727,606
	Xinjiang Communications Construction Group Co., Ltd., Class A	39,900	76,297
#	Xinjiang Goldwind Science & Technology Co., Ltd., Class H	631,800	832,856
*	Xinjiang Machinery Research Institute Co., Ltd., Class A	133,700	89,555
	Xinjiang Xintai Natural Gas Co., Ltd., Class A	47,024	183,338
	Xinjiang Zhongtai Chemical Co., Ltd., Class A	567,400	433,001
*	Xinming China Holdings, Ltd.	1,016,000	133,643
	Xinxing Ductile Iron Pipes Co., Ltd., Class A	1,045,700	567,866
	Xinyangfeng Agricultural Technology Co., Ltd., Class A	191,500	345,960
	Xinyu Iron & Steel Co., Ltd., Class A	839,400	521,508
	Xinyuan Real Estate Co., Ltd., ADR	238,162	433,455
	Xtep International Holdings, Ltd.	8,734,259	2,961,505
	Xuji Electric Co., Ltd., Class A	321,700	678,857
# *	Xunlei, Ltd., ADR	206,625	543,424
Ω	Yadea Group Holdings, Ltd.	6,576,000	9,415,748
	YaGuang Technology Group Co., Ltd., Class A	86,700	179,751
*	Yanchang Petroleum International, Ltd.	12,530,000	50,115
	Yang Quan Coal Industry Group Co., Ltd., Class A	586,000	413,826
	Yangzhou Yangjie Electronic Technology Co., Ltd., Class A	112,755	685,473
	Yantai Changyu Pioneer Wine Co., Ltd., Class A	186,280	919,816
	YanTai Shuangta Food Co., Ltd., Class A	135,700	296,148
*	Yantai Tayho Advanced Materials Co., Ltd., Class A	136,534	294,509
	Yantai Zhenghai Magnetic Material Co., Ltd., Class A	263,800	390,970
	Yanzhou Coal Mining Co., Ltd., Class H	3,968,000	2,887,903
*	Yashili International Holdings, Ltd.	5,308,000	332,572
	YGSOFT, Inc., Class A	362,400	447,411
# Ω	YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H	1,480,400	1,827,405
*	Yida China Holdings, Ltd.	1,148,000	316,790
	Yijiahe Technology Co., Ltd., Class A	51,140	636,190
	Yipinhong Pharmaceutical Co., Ltd., Class A	54,100	354,272
	Yip’s Chemical Holdings, Ltd.	1,682,000	590,938
# *	Yiren Digital, Ltd., Sponsored ADR	220,957	726,949
* Ω	Yixin Group, Ltd.	1,571,500	392,304
	Yotrio Group Co., Ltd., Class A	677,800	420,419
*	Youyuan International Holdings, Ltd.	2,698,070	16,984
	Youzu Interactive Co., Ltd., Class A	314,800	740,128
*	YuanShengTai Dairy Farm, Ltd.	9,214,000	725,614
	Yuexiu Property Co., Ltd.	49,556,284	9,621,398
	Yuexiu Transport Infrastructure, Ltd.	6,128,018	3,413,076
*	Yunnan Aluminium Co., Ltd., Class A	531,900	437,569
*	Yunnan Tin Co., Ltd., Class A	257,800	345,992
#	Yuzhou Group Holdings Co., Ltd.	13,519,956	5,233,185
	ZBOM Home Collection Co., Ltd., Class A	71,849	401,835
#	Zhaojin Mining Industry Co., Ltd., Class H	3,538,000	4,580,149
	Zhejiang Communications Technology Co., Ltd.	463,200	368,610
*	Zhejiang Conba Pharmaceutical Co., Ltd., Class A	612,900	459,661
	Zhejiang Crystal-Optech Co., Ltd., Class A	398,626	760,984
	Zhejiang Expressway Co., Ltd., Class H	9,598,000	6,552,382
*	Zhejiang Garden Bio-Chemical High-tech Co., Ltd., Class A	222,400	467,439
#	Zhejiang Glass Co., Ltd.	445,000	0

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Zhejiang Hailiang Co., Ltd., Class A	554,900	$651,339
	Zhejiang Hangmin Co., Ltd., Class A	354,400	281,458
	Zhejiang Hisoar Pharmaceutical Co., Ltd., Class A	997,630	1,158,732
	Zhejiang Huace Film & TV Co., Ltd., Class A	372,700	408,544
	Zhejiang Jiahua Energy Chemical Industry Co., Ltd., Class A	243,700	360,749
	Zhejiang Jianfeng Group Co., Ltd., Class A	24,600	53,960
	Zhejiang Jiecang Linear Motion Technology Co., Ltd., Class A	64,444	639,651
	Zhejiang Jiemei Electronic & Technology Co., Ltd., Class A	211,429	816,447
*	Zhejiang Jingu Co., Ltd., Class A	346,600	431,025
	Zhejiang Jingxin Pharmaceutical Co., Ltd., Class A	239,800	427,621
*	Zhejiang Jinke Culture Industry Co., Ltd., Class A	1,903,768	1,200,777
*	Zhejiang Kaishan Compressor Co., Ltd., Class A	377,100	873,659
	Zhejiang Medicine Co., Ltd., Class A	588,800	1,257,947
	Zhejiang Meida Industrial Co., Ltd., Class A	278,640	790,715
*	Zhejiang Narada Power Source Co., Ltd., Class A	146,200	350,874
	Zhejiang Orient Financial Holdings Group Co., Ltd., Class A	306,120	317,856
	Zhejiang Runtu Co., Ltd., Class A	306,134	409,655
	Zhejiang Tianyu Pharmaceutical Co., Ltd., Class A	28,381	399,513
	Zhejiang Wanfeng Auto Wheel Co., Ltd., Class A	819,420	881,232
	Zhejiang Wanliyang Co., Ltd., Class A	227,770	397,162
	Zhejiang Xianju Pharmaceutical Co., Ltd., Class A	142,400	327,212
	Zhejiang Xinan Chemical Industrial Group Co., Ltd., Class A	284,773	386,879
	Zhejiang Yankon Group Co., Ltd., Class A	95,500	56,122
	Zhejiang Yasha Decoration Co., Ltd., Class A	29,400	39,419
*	Zhejiang Yongtai Technology Co., Ltd., Class A	197,869	265,312
	Zhengzhou Coal Mining Machinery Group Co., Ltd., Class H	1,720,400	1,892,569
	Zhenro Properties Group, Ltd.	892,000	514,755
#	Zhong An Group, Ltd.	15,778,800	632,705
*	Zhongshan Broad Ocean Motor Co., Ltd., Class A	296,300	172,642
	Zhongshan Public Utilities Group Co., Ltd., Class A	485,800	610,014
	Zhongyu Gas Holdings, Ltd.	1,899,306	1,659,889
# Ω	Zhou Hei Ya International Holdings Co., Ltd.	4,193,500	4,081,423
# *	Zhuguang Holdings Group Co., Ltd.	7,324,000	1,134,931
*	Zhuhai Orbita Aerospace Science & Technology Co., Ltd., Class A	172,200	264,380
#	Zhuzhou CRRC Times Electric Co., Ltd., Class H	1,775,000	5,466,102
	Zhuzhou Hongda Electronics Corp., Ltd., Class A	79,634	572,516
	Zibo Qixiang Tengda Chemical Co., Ltd., Class A	301,900	371,732
*	ZJBC Information Technology Co., Ltd., Class A	201,160	159,829

TOTAL CHINA			1,278,948,949

COLOMBIA — (0.2%)
	Bolsa de Valores de Colombia	63,819	168,190
	Celsia SA ESP	2,207,486	2,398,927
	Cementos Argos SA	1,161,934	1,367,476
*	CEMEX Latam Holdings SA	931,510	771,375
*	Constructora Conconcreto SA	323,906	27,283
*	Corp. Financiera Colombiana SA	309,867	2,081,608
	Grupo Argos SA	8,008	21,973
	Grupo Nutresa SA	113,982	628,464
	Interconexion Electrica SA ESP	21,420	115,447
	Mineros SA	205,322	190,980
	Promigas SA ESP	10,240	17,766

TOTAL COLOMBIA			7,789,489

GREECE — (0.4%)
*	Aegean Airlines SA	153,783	476,244
	Athens Water Supply & Sewage Co. SA	160,888	1,247,289
	Autohellas SA	84,542	365,215

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
GREECE — (Continued)
	Bank of Greece	129,287	$2,022,084
*	Ellaktor SA	393,541	618,402
*	Fourlis Holdings SA	210,799	813,971
*	GEK Terna Holding Real Estate Construction SA	428,391	2,898,049
	Hellenic Exchanges—Athens Stock Exchange SA	316,728	943,293
	Holding Co. ADMIE IPTO SA	501,091	1,239,154
*	Intracom Holdings SA	98,741	71,531
*	LAMDA Development SA	306,115	1,809,554
*	Marfin Investment Group Holdings SA	2,177,777	58,407
	Mytilineos SA	156,621	1,718,405
*	Piraeus Bank SA	830,877	639,146
	Piraeus Port Authority SA	37,934	749,957
	Sarantis SA	171,584	1,692,788
	Terna Energy SA	155,372	2,068,292
	Thessaloniki Port Authority SA	344	8,817

TOTAL GREECE			19,440,598

HONG KONG — (0.3%)
	Anxin-China Holdings, Ltd.	16,347,000	0
	Atlas Corp.	558,523	4,820,053
# *	Beijing Energy International Holding Co., Ltd.	23,204,000	662,900
*	China Agri-Products Exchange, Ltd.	45,605	419
*	China Boton Group Co., Ltd.	192,000	43,660
Ω	China New Higher Education Group, Ltd.	986,000	514,499
	Fiber Optic Center, Inc.	9,639,999	65,282
	Fuguiniao Co., Ltd.	1,930,000	181,112
*	GR Properties, Ltd.	1,044,000	157,715
	Guangdong Highsun Group Co., Ltd., Class A	256,300	89,062
	Hosa International, Inc.	3,700,000	25,963
	K Wah International Holdings, Ltd.	0	0
	Karce International Holdings Open	1,336,000	0
# *	Long Well International Holdings, Ltd.	15,232,000	43,422
* Ω	Mobvista, Inc.	480,000	202,962
	My Medicare	6,950,000	38,638
	Perennial Energy Holdings, Ltd.	460,000	476,254
	Real Gold Mining, Ltd.	300,500	10,194
	Shoucheng Holdings, Ltd.	11,871,600	4,263,346
	Tech-Pro, Inc.	43,862,000	72,420
	Wharf Holdings, Ltd. (The)	1,981,000	4,100,855

TOTAL HONG KONG			15,768,756

HUNGARY — (0.1%)
*	CIG Pannonia Life Insurance P.L.C., Class A	134,673	131,770
	Magyar Telekom Telecommunications P.L.C.	1,903,232	2,097,671
*	Opus Global Nyrt	333,629	214,285
	Richter Gedeon Nyrt	114,778	2,343,475

TOTAL HUNGARY			4,787,201

INDIA — (11.9%)
*	3M India, Ltd.	3,499	871,293
	Aarti Drugs, Ltd.	83,380	766,778
	Aarti Industries, Ltd.	314,502	4,232,812
	ABB India, Ltd.	1,078	12,918
	Abbott India, Ltd.	15,291	3,155,833
*	Accelya Kale Solutions, Ltd.	3,300	38,388
	Adani Enterprises, Ltd.	563,980	2,561,092
	Adani Gas, Ltd.	172,039	511,063
*	Adani Green Energy, Ltd.	797,969	9,216,821

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
*	Adani Power, Ltd.	2,993,477	$1,442,491
*	Adani Transmissions, Ltd.	282,961	1,104,185
*	Aditya Birla Capital, Ltd.	728,578	636,839
*	Aditya Birla Fashion and Retail, Ltd.	841,640	1,749,699
	Advanced Enzyme Technologies, Ltd.	180,273	759,618
	Aegis Logistics, Ltd.	533,369	1,493,464
	Agro Tech Foods, Ltd.	67,657	648,868
	Ahluwalia Contracts India, Ltd.	24,323	71,221
	AIA Engineering, Ltd.	225,222	5,140,845
	Ajanta Pharma, Ltd.	131,239	2,787,762
	Akzo Nobel India, Ltd.	63,919	1,699,841
	Alembic Pharmaceuticals, Ltd.	328,752	4,265,840
	Alembic, Ltd.	502,005	624,092
	Alkyl Amines Chemicals.	25,698	1,032,518
	Allcargo Logistics, Ltd.	303,509	482,876
	Amara Raja Batteries, Ltd.	101,302	1,050,321
	Amber Enterprises India, Ltd.	9,759	284,928
	Amrutanjan Health Care, Ltd.	7,403	41,726
*	Amtek Auto, Ltd.	217,501	1,513
*	Anant Raj Global, Ltd.	106,825	23,424
	Anant Raj, Ltd.	66,210	16,070
	Apar Industries, Ltd.	58,275	226,182
	APL Apollo Tubes, Ltd.	31,409	1,326,460
	Apollo Hospitals Enterprise, Ltd.	394,040	11,280,248
	Apollo Tyres, Ltd.	1,292,553	2,440,845
*	Arvind Fashions, Ltd.	291,173	481,918
*	Arvind, Ltd.	560,042	254,934
	Asahi India Glass, Ltd.	442,452	1,339,998
	Ashiana Housing, Ltd.	41,417	44,662
	Ashok Leyland, Ltd.	4,777,564	5,082,305
*	Ashoka Buildcon, Ltd.	369,747	303,496
	Astral Poly Technik, Ltd.	165,627	2,519,730
	AstraZeneca Pharma India, Ltd.	19,541	1,130,535
	Atul, Ltd.	70,921	5,752,848
	Automotive Axles, Ltd.	23,919	227,878
	Avanti Feeds, Ltd.	180,708	1,170,424
*	Bajaj Consumer Care, Ltd.	392,957	990,710
*	Bajaj Electricals, Ltd.	147,844	972,393
*	Bajaj Hindusthan Sugar, Ltd.	374,704	23,747
	Bajaj Holdings & Investment, Ltd.	83,522	2,598,679
	Balaji Amines, Ltd.	55,230	625,036
	Balkrishna Industries, Ltd.	409,693	7,404,244
	Balmer Lawrie & Co., Ltd.	356,878	485,911
	Balrampur Chini Mills, Ltd.	814,373	1,764,698
*	Bank of Maharashtra	986,206	147,527
	Bannari Amman Sugars, Ltd.	13,479	236,350
	BASF India, Ltd.	62,117	1,139,444
	Bata India, Ltd.	133,975	2,372,987
	Bayer CropScience, Ltd.	7,704	567,656
	BEML, Ltd.	44,668	367,286
*	BF Utilities, Ltd.	82,031	264,468
	Bhansali Engineering Polymers, Ltd.	217,589	240,363
	Bharat Dyanamics, Ltd.	18,219	71,200
	Bharat Electronics, Ltd.	823,398	966,321
	Bharat Forge, Ltd.	346,767	2,104,568
	Bharat Heavy Electricals, Ltd.	4,629,955	1,754,984
	Bharat Rasayan, Ltd.	2,844	330,111
	Birla Corp., Ltd.	96,625	834,876
*	Birlasoft, Ltd.	779,352	1,904,106

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Bliss Gvs Pharma, Ltd.	234,711	$535,362
*	Blue Dart Express, Ltd.	26,504	1,314,501
	Blue Star, Ltd.	128,746	1,092,365
	Bodal Chemicals, Ltd.	82,131	66,293
	Bombay Dyeing & Manufacturing Co., Ltd.	203,732	169,170
	Borosil Renewables, Ltd.	92,973	116,103
*	Borosil, Ltd.	119,703	231,560
	Brigade Enterprises, Ltd.	267,513	645,474
	BSE, Ltd.	74,598	496,170
	Can Fin Homes, Ltd.	177,846	1,096,427
*	Canara Bank	960,129	1,119,819
*	Capacit’e Infraprojects, Ltd.	15,657	28,644
	Caplin Point Laboratories, Ltd.	122,099	818,290
	Carborundum Universal, Ltd.	271,916	1,037,477
	Care Ratings, Ltd.	33,116	133,062
	Castrol India, Ltd.	540,366	833,618
	CCL Products India, Ltd.	333,585	1,083,722
	Ceat, Ltd.	102,686	1,512,389
	Central Depository Services India, Ltd.	153,909	1,002,338
	Century Plyboards India, Ltd.	292,410	681,179
	Century Textiles & Industries, Ltd.	129,847	535,471
	Cera Sanitaryware, Ltd.	28,457	1,023,167
	CESC, Ltd.	316,252	2,394,172
*	CG Power and Industrial Solutions, Ltd.	288,948	122,253
	Chambal Fertilizers & Chemicals, Ltd.	582,022	1,275,946
*	Chennai Petroleum Corp., Ltd.	216,468	223,884
	Chennai Super Kings Cricket, Ltd.	1,658,632	9,443
*	Cholamandalam Financial Holdings, Ltd.	476,507	2,477,484
	Cholamandalam Investment and Finance Co., Ltd.	236,371	864,218
	City Union Bank, Ltd.	1,549,796	3,091,759
Ω	Cochin Shipyard, Ltd.	43,308	197,281
* Ω	Coffee Day Enterprises, Ltd.	170,282	60,546
	Coforge, Ltd.	102,611	3,052,356
	Coromandel International, Ltd.	486,774	4,768,817
*	CreditAccess Grameen, Ltd.	13,160	115,316
	CRISIL, Ltd.	106,763	2,993,782
*	Crompton Greaves Consumer Electricals, Ltd.	2,653,591	10,680,053
	Cummins India, Ltd.	235,271	1,375,384
	Cyient, Ltd.	384,592	2,047,648
*	Dalmia Bharat, Ltd.	249,218	2,833,355
	DB Corp., Ltd.	23,065	22,973
*	DCB Bank, Ltd.	886,416	929,125
	DCM Shriram, Ltd.	229,113	1,045,976
	Deepak Fertilisers & Petrochemicals Corp., Ltd.	187,415	373,224
	Deepak Nitrite, Ltd.	201,851	2,024,981
	Delta Corp., Ltd.	638,962	1,022,997
	Dhampur Sugar Mills, Ltd.	121,578	234,045
	Dhani Services, Ltd.	898,257	2,384,036
	Dhani Services, Ltd.	152,225	197,099
	Dhanuka Agritech, Ltd.	52,930	524,127
Ω	Dilip Buildcon, Ltd.	173,383	763,235
*	Dish TV India, Ltd.	3,319,974	510,826
	Dishman Carbogen Amcis, Ltd.	418,703	856,181
	Dixon Technologies India, Ltd.	15,729	1,981,542
Ω	Dr Lal PathLabs, Ltd.	148,742	4,613,498
	eClerx Services, Ltd.	88,494	834,916
*	Edelweiss Financial Services, Ltd.	1,553,368	1,172,700
*	EID Parry India, Ltd.	392,856	1,467,585
*	EIH, Ltd.	781,698	793,643

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Elgi Equipments, Ltd.	667,378	$941,985
	Emami, Ltd.	218,114	1,043,006
Ω	Endurance Technologies, Ltd.	33,286	475,804
	Engineers India, Ltd.	802,196	702,004
	EPL, Ltd.	160,818	543,742
Ω	Eris Lifesciences, Ltd.	75,063	505,781
	Escorts, Ltd.	367,490	5,966,586
	Excel Industries, Ltd.	3,403	39,733
	Exide Industries, Ltd.	1,060,995	2,272,087
	FDC, Ltd.	308,478	1,424,751
*	Federal Bank, Ltd.	6,778,646	4,612,766
	Fine Organic Industries, Ltd.	658	23,524
	Finolex Cables, Ltd.	579,014	2,173,460
	Finolex Industries, Ltd.	241,344	1,695,565
	Firstsource Solutions, Ltd.	1,207,770	1,139,634
	Force Motors, Ltd.	4,465	61,831
*	Fortis Healthcare, Ltd.	2,398,611	4,071,872
*	Future Lifestyle Fashions, Ltd.	141,933	145,377
	Gabriel India, Ltd.	321,848	411,114
	Galaxy Surfactants, Ltd.	6,246	138,667
	Garware Technical Fibres, Ltd.	51,724	1,309,453
	Gateway Distriparks, Ltd.	266,820	330,955
	GE Power India, Ltd.	3,345	9,246
*	GE T&D India, Ltd.	196,502	215,380
	GHCL, Ltd.	176,999	371,615
	Gillette India, Ltd.	15,725	1,125,627
	GlaxoSmithKline Pharmaceuticals, Ltd.	12,699	251,448
	Glenmark Pharmaceuticals, Ltd.	579,828	3,719,595
	GMM Pfaudler, Ltd.	2,017	96,624
*	GMR Infrastructure, Ltd.	3,544,719	1,117,809
	Godfrey Phillips India, Ltd.	70,229	850,948
*	Godrej Industries, Ltd.	429,257	2,118,522
*	Godrej Properties, Ltd.	102,573	1,427,742
	Granules India, Ltd.	751,239	3,871,189
	Graphite India, Ltd.	52,686	125,030
	Great Eastern Shipping Co., Ltd. (The)	324,437	988,965
*	Greaves Cotton, Ltd.	371,882	349,036
	Greenply Industries, Ltd.	57,080	62,367
	Grindwell Norton, Ltd.	105,759	773,429
	Gujarat Alkalies & Chemicals, Ltd.	126,178	545,128
	Gujarat Ambuja Exports, Ltd.	426,574	661,414
*	Gujarat Fluorochemicals, Ltd.	224,424	1,452,456
	Gujarat Gas, Ltd.	1,273,238	5,093,278
*	Gujarat Industries Power Co., Ltd.	185,080	170,069
	Gujarat Mineral Development Corp., Ltd.	26,110	15,113
	Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	224,160	619,619
	Gujarat Pipavav Port, Ltd.	1,174,216	1,401,191
	Gujarat State Fertilizers & Chemicals, Ltd.	444,767	406,213
	Gujarat State Petronet, Ltd.	806,148	2,107,572
	Gulf Oil Lubricants India, Ltd.	79,057	707,468
	Hatsun Agro Products, Ltd.	68,638	739,577
	HEG, Ltd.	11,644	106,043
	HeidelbergCement India, Ltd.	277,246	689,834
*	Hemisphere Properties India, Ltd.	216,014	197,628
	Heritage Foods, Ltd.	78,954	323,453
	Hester Biosciences, Ltd.	11,114	264,511
	HFCL, Ltd.	2,456,465	571,052
*	HG Infra Engineering, Ltd.	6,179	15,034
	Hikal, Ltd.	248,466	546,984

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	HIL, Ltd.	14,674	$346,427
	Himadri Speciality Chemical, Ltd.	539,750	342,545
	Himatsingka Seide, Ltd.	13,953	23,765
	Hinduja Global Solutions, Ltd.	41,828	375,613
*	Hindustan Construction Co., Ltd.	1,606,341	107,228
*	Hindustan Oil Exploration Co., Ltd.	253,831	218,949
	Honda India Power Products, Ltd.	15,287	203,884
	Honeywell Automation India, Ltd.	10,438	3,998,223
	Huhtamaki PPL, Ltd.	117,894	439,613
Ω	ICICI Securities, Ltd.	136,551	850,856
	ICRA, Ltd.	3,234	122,175
*	IDFC First Bank, Ltd.	10,469,070	4,352,413
	IDFC, Ltd.	4,912,013	2,017,003
*	IFB Industries, Ltd.	47,316	451,169
*	IFCI, Ltd.	4,018,992	314,293
	IIFL Finance, Ltd.	904,906	905,115
	IIFL Securities, Ltd.	1,017,142	536,994
	IIFL Wealth Management, Ltd.	196,217	2,421,597
	India Cements, Ltd. (The)	1,152,528	1,835,681
	India Glycols, Ltd.	58,141	214,342
	Indiabulls Housing Finance, Ltd.	1,386,114	2,630,319
*	Indiabulls Real Estate, Ltd.	1,198,123	771,418
*	Indian Bank	680,820	529,106
Ω	Indian Energy Exchange, Ltd.	107,781	278,356
	Indian Hotels Co., Ltd. (The)	2,530,096	3,253,569
	Indian Hume Pipe Co., Ltd. (The)	35,244	75,542
*	Indian Overseas Bank.	3,261,175	402,125
	Indo Count Industries, Ltd.	118,915	230,242
	Indoco Remedies, Ltd.	159,926	555,300
*	INEOS Styrolution India, Ltd.	22,002	155,877
	Infibeam Avenues, Ltd.	887,661	999,354
	Inox Leisure, Ltd.	242,295	829,807
*	Intellect Design Arena, Ltd.	336,954	1,077,841
	Ipca Laboratories, Ltd.	297,184	9,360,780
	IRB Infrastructure Developers, Ltd.	967,658	1,473,589
Ω	IRCON International, Ltd.	94,785	96,973
	ITD Cementation India, Ltd.	280,853	185,201
*	ITI, Ltd.	77,824	123,894
	J Kumar Infraprojects, Ltd.	45,943	63,576
	Jagran Prakashan, Ltd.	360,532	178,925
	Jai Corp., Ltd.	231,104	257,888
*	Jaiprakash Power Ventures, Ltd.	13,083,400	405,483
*	Jammu & Kashmir Bank, Ltd. (The)	112,103	21,481
	Jamna Auto Industries, Ltd.	596,709	324,491
	JB Chemicals & Pharmaceuticals, Ltd.	189,580	2,575,047
	Jindal Poly Films, Ltd.	91,734	564,459
	Jindal Saw, Ltd.	612,977	501,339
*	Jindal Stainless Hisar, Ltd.	336,993	447,842
*	Jindal Stainless, Ltd.	553,776	466,610
*	Jindal Steel & Power, Ltd.	1,914,116	4,950,332
	JK Cement, Ltd.	144,335	3,573,226
	JK Lakshmi Cement, Ltd.	154,054	601,577
	JK Paper, Ltd.	330,575	392,349
	JK Tyre & Industries, Ltd.	377,147	341,104
	JM Financial, Ltd.	1,500,361	1,638,904
	JMC Projects India, Ltd.	220,641	139,145
*	Johnson Controls-Hitachi Air Conditioning India, Ltd.	55,308	1,630,228
	JSW Energy, Ltd.	1,877,878	1,522,391
	JTEKT India, Ltd.	143,939	143,676

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Jubilant Foodworks, Ltd.	334,741	$9,840,938
	Jubilant Life Sciences, Ltd.	503,225	4,939,544
*	Just Dial, Ltd.	195,678	1,717,509
	Jyothy Labs, Ltd.	469,217	858,921
	Kajaria Ceramics, Ltd.	385,130	2,946,100
	Kalpataru Power Transmission, Ltd.	240,281	805,021
	Kalyani Steels, Ltd.	76,920	217,311
	Kansai Nerolac Paints, Ltd.	99,858	693,988
*	Karnataka Bank, Ltd. (The)	572,132	328,425
*	Karur Vysya Bank, Ltd. (The)	1,698,575	739,868
*	Kaveri Seed Co., Ltd.	155,190	1,058,088
	KEC International, Ltd.	357,862	1,562,862
	KEI Industries, Ltd.	235,113	1,082,578
	Kiri Industries, Ltd.	65,943	395,733
	Kirloskar Oil Engines, Ltd.	233,424	322,491
	KNR Constructions, Ltd.	183,626	620,022
	KPIT Technologies, Ltd.	899,814	1,137,413
	KPR Mill, Ltd.	105,973	1,064,672
	KRBL, Ltd.	281,184	970,230
	KSB, Ltd.	40,851	249,172
	L&T Finance Holdings, Ltd.	2,602,232	2,264,816
	LA Opala RG, Ltd.	131,747	364,405
	Lakshmi Machine Works, Ltd.	15,034	810,726
Ω	Laurus Labs, Ltd.	554,335	2,369,790
	LG Balakrishnan & Bros, Ltd.	46,615	156,851
	LIC Housing Finance, Ltd.	209,903	800,300
	Linde India, Ltd.	102,514	1,154,084
	LT Foods, Ltd.	632,306	449,598
	Lumax Industries, Ltd.	1,862	31,314
	LUX Industries, Ltd.	36,978	695,798
*	Magma Fincorp, Ltd.	49,866	24,715
	Mahanagar Gas, Ltd.	195,326	2,148,592
	Maharashtra Scooters, Ltd.	8,849	333,304
	Maharashtra Seamless, Ltd.	115,063	343,996
*	Mahindra & Mahindra Financial Services, Ltd.	1,293,522	2,136,281
*	Mahindra CIE Automotive, Ltd.	434,548	808,482
*	Mahindra Holidays & Resorts India, Ltd.	229,566	516,049
*	Mahindra Lifespace Developers, Ltd.	112,470	424,459
Ω	Mahindra Logistics, Ltd.	13,323	63,813
	Maithan Alloys, Ltd.	3,803	24,832
	Majesco, Ltd.	68,070	848,566
	Manappuram Finance, Ltd.	1,010,236	2,121,287
*	Mangalore Refinery & Petrochemicals, Ltd.	806,347	311,891
	Marksans Pharma, Ltd.	1,386,544	950,281
Ω	MAS Financial Services, Ltd.	21,563	240,910
	Mastek, Ltd.	49,438	564,519
*	Max Financial Services, Ltd.	319,790	2,545,302
*	Max Healthcare Institute, Ltd.	794,712	1,139,937
*	Max India, Ltd.	160,548	123,919
	Mayur Uniquoters, Ltd.	90,548	300,565
	Meghmani Organics, Ltd.	550,558	529,233
	Minda Industries, Ltd.	322,151	1,386,890
	Mindtree, Ltd.	205,932	3,705,033
Ω	Mishra Dhatu Nigam, Ltd.	20,660	48,903
	MOIL, Ltd.	431,296	747,330
*	Morepen Laboratories, Ltd.	1,192,326	407,467
	Motilal Oswal Financial Services, Ltd.	179,065	1,357,261
	Mphasis, Ltd.	542,471	10,152,916
	Multi Commodity Exchange of India, Ltd.	6,234	142,979

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Muthoot Finance, Ltd.	209,653	$3,472,910
	Narayana Hrudayalaya, Ltd.	222,842	1,025,021
	Natco Pharma, Ltd.	516,496	6,240,634
	National Aluminium Co., Ltd.	2,223,972	918,088
	Nava Bharat Ventures, Ltd.	237,619	169,523
	Navin Fluorine International, Ltd.	73,424	2,217,167
	Navneet Education, Ltd.	504,894	519,338
	NBCC India, Ltd.	1,986,749	609,498
	NCC, Ltd.	1,000,407	457,455
	NESCO, Ltd.	100,398	685,964
*	Network18 Media & Investments, Ltd.	627,668	294,702
	NHPC, Ltd.	271,593	72,777
	NIIT, Ltd.	370,759	700,880
	Nilkamal, Ltd.	27,733	472,840
	NLC India, Ltd.	664,476	438,612
	NOCIL, Ltd.	294,679	542,431
	NRB Bearings, Ltd.	169,564	154,410
	Nucleus Software Exports, Ltd.	30,339	249,490
*	Oberoi Realty, Ltd.	308,113	1,840,205
	Oil India, Ltd.	1,100,411	1,274,390
*	Omaxe, Ltd.	223,323	199,728
	Oracle Financial Services Software, Ltd.	439	18,676
	Orient Cement, Ltd.	363,955	315,328
	Orient Electric, Ltd.	264,168	740,817
	Orient Refractories, Ltd.	181,847	458,939
	Oriental Carbon & Chemicals, Ltd.	13,160	137,860
	Paisalo Digital, Ltd.	11,486	60,086
Ω	Parag Milk Foods, Ltd.	32,624	46,555
	Persistent Systems, Ltd.	246,408	3,859,670
	Pfizer, Ltd.	61,866	4,164,163
	Phillips Carbon Black, Ltd.	342,905	649,300
	Phoenix Mills, Ltd. (The)	342,753	2,617,026
	PI Industries, Ltd.	382,902	11,353,576
* Ω	PNB Housing Finance, Ltd.	238,767	1,133,673
	PNC Infratech, Ltd.	120,036	275,103
	Poly Medicure, Ltd.	70,966	461,177
	Polyplex Corp., Ltd.	56,807	593,623
	Power Finance Corp., Ltd.	72,607	85,593
	Praj Industries, Ltd.	374,676	388,703
	Prestige Estates Projects, Ltd.	754,423	2,546,878
*	Prism Johnson, Ltd.	631,808	608,685
*	Procter & Gamble Health, Ltd.	34,217	2,375,693
	PSP Projects, Ltd.	13,842	72,140
	PTC India Financial Services, Ltd.	1,361,445	333,300
	PTC India, Ltd.	685,827	435,381
*	Punjab National Bank	1,961,074	707,559
	PVR, Ltd.	189,658	2,746,584
* Ω	Quess Corp., Ltd.	89,506	495,855
	Radico Khaitan, Ltd.	298,166	1,751,761
	Rain Industries, Ltd.	437,719	623,184
	Rajesh Exports, Ltd.	298,277	1,859,568
	Rallis India, Ltd.	308,978	1,031,145
	Ramco Cements, Ltd. (The)	289,435	3,115,246
	Ramco Industries, Ltd.	158,036	403,338
	Rashtriya Chemicals & Fertilizers, Ltd.	681,811	389,532
	Ratnamani Metals & Tubes, Ltd.	65,320	1,117,639
*	Raymond, Ltd.	133,725	492,962
Ω	RBL Bank, Ltd.	1,178,715	2,766,001
	REC, Ltd.	331,593	460,160

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED
		Shares	Value»
INDIA — (Continued)
	Redington India, Ltd.	1,431,863	$2,487,139
*	Relaxo Footwears, Ltd.	248,528	2,207,919
*	Reliance Power, Ltd.	124,897	5,979
*	Religare Enterprises, Ltd.	66,465	47,572
	Repco Home Finance, Ltd.	52,378	135,274
	Sadbhav Engineering, Ltd.	22,501	14,561
	Sanofi India, Ltd.	37,323	4,030,294
	Sasken Technologies, Ltd.	27,703	242,677
	Savita Oil Technologies, Ltd.	1,482	13,712
	Schaeffler India, Ltd.	38,112	1,936,477
*	Schneider Electric Infrastructure, Ltd.	59,047	55,620
	Security & Intelligence Services India, Ltd.	1,632	8,053
*	Sequent Scientific, Ltd.	244,159	464,285
	Sharda Cropchem, Ltd.	97,276	355,476
*	Sheela Foam, Ltd.	4,860	85,946
	Shilpa Medicare, Ltd.	123,440	749,002
	Shipping Corp. of India, Ltd.	601,620	414,284
*	Shoppers Stop, Ltd.	76,321	179,109
	Shriram City Union Finance, Ltd.	64,781	698,046
	Shriram Transport Finance Co., Ltd.	117,997	1,097,745
	SKF India, Ltd.	104,643	2,082,739
	SML ISUZU, Ltd.	1,836	9,265
	Sobha, Ltd.	263,925	1,032,203
	Solar Industries India, Ltd.	136,269	1,849,262
	Solara Active Pharma Sciences, Ltd.	9,569	145,829
	Somany Home Innovation, Ltd.	230,605	234,641
	Sonata Software, Ltd.	182,923	778,872
*	South Indian Bank, Ltd. (The)	2,590,987	226,836
	SRF, Ltd.	90,930	5,383,051
	Srikalahasthi Pipes, Ltd.	80,058	131,598
	Star Cement, Ltd.	164,842	184,055
*	Steel Authority of India, Ltd.	3,450,454	1,605,715
	Sterlite Technologies, Ltd.	530,839	1,053,132
	Strides Pharma Science, Ltd.	233,106	2,162,791
	Subros, Ltd.	121,729	459,799
	Sudarshan Chemical Industries.	94,600	559,893
	Sumitomo Chemical India, Ltd.	124,491	447,315
	Sun TV Network, Ltd.	471,915	2,695,763
	Sundaram Finance Holdings, Ltd.	54,598	39,858
	Sundaram Finance, Ltd.	68,586	1,360,354
	Sundaram-Clayton, Ltd.	6,812	155,381
	Sundram Fasteners, Ltd.	336,383	1,941,393
	Sunteck Realty, Ltd.	273,876	981,186
	Suprajit Engineering, Ltd.	222,958	535,177
	Supreme Industries, Ltd.	250,734	4,898,987
	Supreme Petrochem, Ltd.	165,945	587,266
*	Suven Pharmaceuticals, Ltd.	874,180	3,665,812
*	Suzlon Energy, Ltd.	3,064,190	151,042
	Swan Energy, Ltd.	76,621	148,100
	Swaraj Engines, Ltd.	27,061	515,063
	Symphony, Ltd.	72,354	829,572
* Ω	Syngene International, Ltd.	503,550	3,624,104
	Tanla Solutions, Ltd.	32,027	141,278
	Tasty Bite Eatables, Ltd.	629	85,746
	Tata Chemicals, Ltd.	283,358	1,224,354
	Tata Communications, Ltd.	233,493	2,929,245
	Tata Consumer Products, Ltd.	2,082,187	13,867,642
	Tata Elxsi, Ltd.	76,457	1,584,712
	Tata Metaliks, Ltd.	56,536	392,100

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Tata Power Co., Ltd. (The)	4,443,162	$3,129,252
*	Tata Sponge Iron, Ltd.	63,429	371,343
*	Tata Steel BSL, Ltd.	85,559	28,778
	TCI Express, Ltd.	91,047	969,515
*	Techno Electric & Engineering Co., Ltd.	221,100	569,311
	Texmaco Rail & Engineering, Ltd.	35,805	11,721
	Thermax, Ltd.	161,774	1,666,546
*	Thomas Cook India, Ltd.	54,020	19,521
Ω	Thyrocare Technologies, Ltd.	70,367	1,091,666
	Tide Water Oil Co. India, Ltd.	6,241	370,412
	Time Technoplast, Ltd.	427,660	216,713
	Timken India, Ltd.	134,050	1,952,363
	Tinplate Co. of India, Ltd. (The)	129,946	225,642
	Torrent Power, Ltd.	648,743	2,719,582
	Transport Corp. of India, Ltd.	154,153	466,379
	Trent, Ltd.	449,150	3,991,049
	Trident, Ltd.	6,329,229	627,803
	Triveni Engineering & Industries, Ltd.	330,865	320,222
	Triveni Turbine, Ltd.	426,083	398,603
	TTK Prestige, Ltd.	26,130	2,011,460
	Tube Investments of India, Ltd.	510,368	4,544,928
	TV Today Network, Ltd.	129,394	348,198
*	TV18 Broadcast, Ltd.	2,961,266	1,149,778
	TVS Srichakra, Ltd.	12,965	246,738
*	UCO Bank	2,632,442	411,952
	Uflex, Ltd.	184,639	828,547
	Unichem Laboratories, Ltd.	185,816	628,875
*	Union Bank of India	1,755,363	573,191
*	Usha Martin, Ltd.	50,166	14,308
*	VA Tech Wabag, Ltd.	72,637	178,767
	Vaibhav Global, Ltd.	62,500	1,644,551
	Vakrangee, Ltd.	737,146	279,383
	Vardhman Textiles, Ltd.	109,931	1,138,844
Ω	Varroc Engineering, Ltd.	13,628	53,142
	Varun Beverages, Ltd.	87,083	768,001
	Venky’s India, Ltd.	21,527	424,314
	Vesuvius India, Ltd.	9,930	119,885
	V-Guard Industries, Ltd.	565,738	1,286,858
	Vinati Organics, Ltd.	127,526	2,078,875
	Vindhya Telelinks, Ltd.	15,392	148,382
	VIP Industries, Ltd.	188,247	689,797
*	V-Mart Retail, Ltd.	40,820	1,060,695
*	Vodafone Idea, Ltd.	26,426,231	3,134,361
	Voltas, Ltd.	63,024	601,261
	VRL Logistics, Ltd.	151,784	306,279
	VST Industries, Ltd.	28,318	1,297,616
	VST Tillers Tractors, Ltd.	13,719	290,406
	Welspun Corp., Ltd.	443,288	639,219
	Welspun Enterprises, Ltd.	351,723	357,575
	Welspun India, Ltd.	1,834,775	1,724,364
	West Coast Paper Mills, Ltd.	124,123	264,533
*	Westlife Development, Ltd.	15,971	81,517
	Wheels India, Ltd.	3,448	18,282
	Whirlpool of India, Ltd.	71,984	2,060,674
*	Wockhardt, Ltd.	169,050	662,830
*	Yes Bank, Ltd.	237,637	39,860
	Zee Entertainment Enterprises, Ltd.	443,456	1,120,151
	Zensar Technologies, Ltd.	374,962	905,593

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Zydus Wellness, Ltd.	9,704	$244,385

TOTAL INDIA			591,171,350

INDONESIA — (1.7%)
	Ace Hardware Indonesia Tbk PT	19,988,600	2,131,497
	Adhi Karya Persero Tbk PT	8,319,488	323,315
*	Adi Sarana Armada Tbk PT	4,074,600	138,661
	AKR Corporindo Tbk PT	8,875,400	1,605,131
*	Alam Sutera Realty Tbk PT	69,622,000	726,308
	Aneka Tambang Tbk	40,093,291	2,851,593
*	Armidian Karyatama Tbk PT	844,800	542
	Arwana Citramulia Tbk PT	21,384,400	725,168
*	Asahimas Flat Glass Tbk PT	978,600	156,536
	Astra Agro Lestari Tbk PT	2,224,900	1,625,980
	Astra Otoparts Tbk PT	2,983,800	175,154
*	Astrindo Nusantara Infrastructure Tbk PT	85,392,400	291,940
*	Asuransi Kresna Mitra Tbk PT	9,131,000	669,398
*	Bakrie Telecom Tbk PT	49,756,298	31,895
*	Bank Brisyariah Tbk PT	2,663,600	222,069
	Bank BTPN Syariah Tbk PT	1,215,100	303,421
*	Bank Bukopin Tbk.	65,090,992	1,081,236
*	Bank Capital Indonesia Tbk PT	1,152,700	31,523
*	Bank Ina Perdana PT	6,723,800	322,490
	Bank Maybank Indonesia Tbk PT	6,897,100	104,824
*	Bank Nationalnobu Tbk PT	715,800	40,134
*	Bank Pan Indonesia Tbk PT	19,521,300	1,028,570
	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	13,055,800	954,295
	Bank Pembangunan Daerah Jawa Timur Tbk PT	15,245,700	599,124
	Bank Tabungan Negara Persero Tbk PT	14,431,549	1,343,354
*	Barito Pacific Tbk PT	21,329,800	1,292,338
*	Bekasi Fajar Industrial Estate Tbk PT	19,699,700	239,333
	BFI Finance Indonesia Tbk PT	2,009,900	52,252
*	Bintang Oto Global Tbk PT	10,495,500	985,632
	BISI International Tbk PT	12,181,100	748,342
*	Blue Bird Tbk PT	345,400	19,538
*	Buana Lintas Lautan Tbk PT	11,680,600	263,348
	Bukit Asam Tbk PT	4,717,000	618,041
*	Bumi Serpong Damai Tbk PT	11,885,700	707,440
*	Bumi Teknokultura Unggul Tbk PT	65,924,600	225,383
	Buyung Poetra Sembada PT	1,131,500	65,497
*	Capital Financial Indonesia Tbk PT	3,739,300	99,099
	Catur Sentosa Adiprana Tbk PT	2,986,100	64,633
Ω	Cikarang Listrindo Tbk PT	662,200	26,998
	Ciputra Development Tbk PT	52,731,920	2,900,018
*	Citra Marga Nusaphala Persada Tbk PT	11,135,102	779,450
*	City Retail Developments Tbk PT	12,056,400	122,200
	Davomas Abadi Tbk PT	11,631,700	0
*	Delta Dunia Makmur Tbk PT	24,887,800	402,687
	Dharma Satya Nusantara Tbk PT	2,071,600	69,854
*	Eagle High Plantations Tbk PT	43,644,800	282,826
	Elnusa Tbk PT	14,373,200	205,243
*	Erajaya Swasembada Tbk PT	7,704,000	906,956
*	Gajah Tunggal Tbk PT	9,398,100	287,328
*	Garuda Indonesia Persero Tbk PT	3,281,364	53,055
*	Global Mediacom Tbk PT	29,839,800	457,704
*	Hanson International Tbk PT	483,480,300	619,847
*	Harum Energy Tbk PT	3,036,400	448,526
	Hexindo Adiperkasa Tbk PT	508,500	104,877
*	Impack Pratama Industri Tbk PT	169,800	15,548

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
INDONESIA — (Continued)
	Indah Kiat Pulp & Paper Corp. Tbk PT	1,019,200	$624,152
	Indika Energy Tbk PT	7,895,900	492,482
	Indo Tambangraya Megah Tbk PT	1,994,600	1,092,657
*	Indo-Rama Synthetics Tbk PT	130,400	18,843
*	Indosat Tbk PT	6,452,600	874,413
	Industri Jamu Dan Farmasi Sido Muncul Tbk PT	33,777,000	1,839,230
*	Inovisi Infracom Tbk PT	1,806,467	0
*	Integra Indocabinet Tbk PT	2,097,900	68,364
*	Inti Agri Resources Tbk PT	92,782,800	118,952
*	Intikeramik Alamasri Industri Tbk PT	19,413,007	66,422
*	Intiland Development Tbk PT	59,030,932	638,253
	Japfa Comfeed Indonesia Tbk PT	21,875,500	1,577,040
	Jasa Marga Persero Tbk PT	1,965,500	473,689
	Jaya Real Property Tbk PT	13,571,500	389,877
*	Kapuas Prima Coal Tbk PT	44,252,100	355,244
*	Kawasan Industri Jababeka Tbk PT	129,492,557	1,833,906
*	KMI Wire & Cable Tbk PT	8,647,100	181,875
*	Krakatau Steel Persero Tbk PT	19,832,502	479,987
*	Kresna Graha Investama Tbk PT	67,308,600	398,586
	Link Net Tbk PT	5,921,800	845,339
*	Lippo Cikarang Tbk PT	8,283,475	448,256
*	Lippo Karawaci Tbk PT	297,476,640	2,698,494
	Mahkota Group Tbk PT	374,000	20,404
*	Malindo Feedmill Tbk PT	3,423,300	126,037
*	Map Aktif Adiperkasa PT	84,100	11,807
*	Matahari Department Store Tbk PT	12,357,500	833,673
*	Medco Energi Internasional Tbk PT	36,328,106	932,409
*	Media Nusantara Citra Tbk PT	20,365,900	1,135,987
	Metrodata Electronics Tbk PT	4,179,400	456,967
	Metropolitan Kentjana Tbk PT	7,900	13,009
*	Mitra Adiperkasa Tbk PT	44,164,800	1,945,368
*	MNC Investama Tbk PT	112,535,200	384,605
*	MNC Land Tbk PT	29,086,600	206,308
*	MNC Sky Vision Tbk PT	1,494,300	74,298
	MNC Vision Networks Tbk PT	2,605,000	51,635
	Nippon Indosari Corpindo Tbk PT	15,968,189	1,348,255
	Pabrik Kertas Tjiwi Kimia Tbk PT	1,702,300	697,991
*	Pacific Strategic Financial Tbk PT	28,037,800	1,693,698
*	Pakuwon Jati Tbk PT	25,368,000	709,173
*	Pan Brothers Tbk PT	27,855,700	411,708
*	Panin Financial Tbk PT	95,786,100	1,225,209
*	Paninvest Tbk PT	7,325,100	343,509
*	Pelayaran Tamarin Samudra Tbk PT	23,700,400	80,850
	Perusahaan Gas Negara Tbk PT	14,684,400	1,053,937
	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	15,571,600	1,021,641
*	Pool Advista Indonesia Tbk PT	10,473,500	26,855
	PP Persero Tbk PT	15,873,414	970,206
	Puradelta Lestari Tbk PT	47,808,000	731,228
	Ramayana Lestari Sentosa Tbk PT	13,134,300	508,792
	Resource Alam Indonesia Tbk PT	1,487,400	19,652
*	Rimo International Lestari Tbk PT	211,251,900	270,836
*	Salim Ivomas Pratama Tbk PT	20,431,900	452,112
	Samindo Resources Tbk PT	106,600	8,289
*	Sampoerna Agro Tbk PT	4,824,500	474,835
*	Sariguna Primatirta Tbk PT	4,236,700	137,669
*	Sawit Sumbermas Sarana Tbk PT	22,785,700	1,269,121
*	Sekawan Intipratama Tbk PT	9,367,900	0
	Selamat Sempurna Tbk PT	15,117,000	1,432,989
	Semen Baturaja Persero Tbk PT	7,658,100	256,418

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
INDONESIA — (Continued)
*	Sentul City Tbk PT	79,424,100	$271,074
*	Siloam International Hospitals Tbk PT	1,804,450	613,406
*	Sinar Mas Agro Resources & Technology Tbk PT	1,037,460	211,211
*	Sitara Propertindo Tbk PT	38,971,700	135,786
	Sri Rejeki Isman Tbk PT	60,351,331	830,870
*	Sugih Energy Tbk PT	100,457,800	64,396
*	Summarecon Agung Tbk PT	47,057,964	2,075,411
	Surabaya Agung Industri Pulp & Kertas	64,500	0
	Surya Citra Media Tbk PT	15,416,600	1,541,113
*	Surya Esa Perkasa Tbk PT	21,076,200	197,831
	Surya Pertiwi Tbk PT	1,435,000	39,175
	Surya Semesta Internusa Tbk PT	21,532,700	710,302
*	Suryainti Permata Tbk PT	7,252,000	0
	Tempo Scan Pacific Tbk PT	1,861,700	159,419
*	Tiga Pilar Sejahtera Food Tbk	19,238,200	281,503
*	Timah Tbk PT	12,637,514	701,023
	Tower Bersama Infrastructure Tbk PT	471,100	47,650
*	Trada Alam Minera Tbk PT	180,020,800	230,796
	Transcoal Pacific Tbk PT	234,100	97,236
	Trias Sentosa Tbk PT	33,232,900	885,875
*	Truba Alam Manuggal Engineering PT	21,316,500	0
	Tunas Baru Lampung Tbk PT	15,451,000	787,942
	Tunas Ridean Tbk PT	6,994,500	615,328
	Ultrajaya Milk Industry & Trading Co. Tbk PT	16,685,400	1,880,275
	Unggul Indah Cahaya Tbk PT	48,239	13,387
	Waskita Beton Precast Tbk PT	45,679,900	479,608
	Waskita Karya Persero Tbk PT	23,067,600	1,148,645
	Wijaya Karya Bangunan Gedung Tbk PT	9,746,500	117,164
	Wijaya Karya Beton Tbk PT	18,858,000	307,558
	Wijaya Karya Persero Tbk PT	15,622,307	1,263,819
	XL Axiata Tbk PT	4,427,500	605,188

TOTAL INDONESIA			83,714,683

MALAYSIA — (2.2%)
#	Duopharma Biotech Bhd.	1,101,579	994,213
#	7-Eleven Malaysia Holdings Bhd, Class B	2,494,385	815,439
#	Aeon Co. M Bhd.	2,831,200	470,762
#	AEON Credit Service M Bhd.	428,700	941,122
#	AFFIN Bank Bhd.	1,831,408	603,287
# *	AirAsia Group Bhd.	5,873,600	777,703
*	AirAsia X Bhd.	12,080,000	101,612
	Ajinomoto Malaysia Bhd.	73,700	260,223
	Alliance Bank Malaysia Bhd.	4,288,200	2,251,683
	Allianz Malaysia Bhd.	178,300	565,850
# *	Ann Joo Resources Bhd.	759,450	113,619
	Astro Malaysia Holdings Bhd.	1,192,900	209,694
	Batu Kawan Bhd.	5,600	20,380
# *	Berjaya Assets Bhd.	2,897,000	184,647
*	Berjaya Corp. Bhd.	15,836,628	723,538
*	Berjaya Land Bhd.	3,396,100	143,204
	Berjaya Sports Toto Bhd.	3,854,429	1,754,378
# *	Bermaz Auto Bhd.	2,847,400	797,835
	BIMB Holdings Bhd.	217,808	164,735
	Bintulu Port Holdings Bhd.	25,900	24,229
# *	Boustead Holdings Bhd.	2,115,528	290,508
*	Boustead Plantations Bhd.	622,199	70,418
#	British American Tobacco Malaysia Bhd.	375,300	914,193
*	Bumi Armada Bhd.	10,538,800	560,796
	Bursa Malaysia Bhd.	1,337,600	2,593,271

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
MALAYSIA — (Continued)
	Cahya Mata Sarawak Bhd.	2,766,300	$720,091
	Carlsberg Brewery Malaysia Bhd, Class B	752,900	3,348,757
	Carotech Bhd.	230,650	0
	CB Industrial Product Holding Bhd.	832,940	176,263
	Comfort Glove Bhd.	96,400	91,748
	CSC Steel Holdings Bhd.	353,800	69,480
*	Cypark Resources Bhd.	1,120,950	218,253
	D&O Green Technologies Bhd.	3,187,700	853,730
*	Dagang NeXchange Bhd.	2,019,400	85,406
#	Datasonic Group Bhd.	5,773,600	716,206
# *	Dayang Enterprise Holdings Bhd.	1,552,175	281,133
	DRB-Hicom Bhd.	3,367,800	1,541,157
	Dufu Technology Corp. Bhd.	212,800	162,171
	Dutch Lady Milk Industries Bhd.	94,900	789,948
	Eastern & Oriental Bhd.	1,774,707	154,026
# *	Eco World Development Group Bhd.	3,876,700	354,748
# *	Eco World International Bhd.	872,100	77,646
	Econpile Holdings Bhd.	526,300	41,167
	Ekovest BHD	6,010,550	679,742
	FAR East Holdings BHD	258,300	158,178
	FGV Holdings Bhd.	7,197,600	1,837,723
	Formosa Prosonic Industries BHD	143,000	54,490
	Frontken Corp. Bhd.	2,292,300	1,939,730
	Gabungan AQRS Bhd.	1,376,410	198,729
	Gadang Holdings Bhd.	1,732,500	154,479
#	Gas Malaysia Bhd.	817,500	531,124
	George Kent Malaysia Bhd.	1,061,800	171,294
	Globetronics Technology Bhd.	2,494,772	1,713,558
	Golden Plus Holding Bhd.	216,000	0
	Guan Chong Bhd.	995,200	678,679
	GuocoLand Malaysia Bhd.	455,300	49,372
	Hai-O Enterprise Bhd.	793,320	380,399
	HAP Seng Consolidated Bhd.	683,140	1,204,751
	Heineken Malaysia Bhd.	418,300	1,813,023
# *	Hengyuan Refining Co. Bhd.	528,400	335,084
	HeveaBoard Bhd.	526,300	63,369
	Hiap Teck Venture Bhd.	3,287,000	146,502
# *	Hibiscus Petroleum Bhd.	5,289,200	587,717
	Hong Leong Industries Bhd.	417,400	749,305
*	HSS Engineers Bhd.	142,700	13,733
	Hup Seng Industries Bhd.	1,201,533	264,734
*	IGB Bhd.	659,423	395,293
	IJM Corp. Bhd.	1,463,600	471,928
	IJM Plantations Bhd.	650,100	257,681
	Inari Amertron Bhd.	3,375,145	2,065,696
	Inch Kenneth Kajang Rubber P.L.C.	291,900	36,868
	Insas Bhd.	1,987,381	353,950
# *	Iskandar Waterfront City Bhd.	2,071,200	236,815
# *	JAKS Resources Bhd.	2,245,800	232,611
# *	Jaya Tiasa Holdings Bhd.	1,574,827	271,820
#	JHM Consolidation Bhd.	1,456,900	611,886
	Johore Tin Bhd.	232,200	88,352
	Karex Bhd.	97,000	17,477
	Keck Seng Malaysia Bhd.	444,550	393,996
	Kenanga Investment Bank Bhd.	121,900	22,011
	Kerjaya Prospek Group Bhd.	1,416,390	308,467
	Kim Loong Resources Bhd.	933,780	301,487
# *	KNM Group Bhd.	10,457,580	378,874
	KPJ Healthcare Bhd.	11,984,400	2,453,736

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
MALAYSIA — (Continued)
*	Kretam Holdings Bhd.	2,761,800	$335,986
*	Kronologi Asia Bhd.	874,500	108,929
# *	KSL Holdings Bhd.	952,318	105,515
	Kumpulan Fima BHD	353,150	123,179
	Land & General Bhd.	7,564,960	155,246
# *	LBS Bina Group Bhd.	3,472,116	304,790
	Leong Hup International Bhd.	78,400	12,567
	Lii Hen Industries Bhd.	376,500	360,725
	Lingkaran Trans Kota Holdings Bhd.	749,500	704,126
Ω	Lotte Chemical Titan Holding Bhd.	1,472,200	737,507
	LPI Capital Bhd.	356,024	1,094,605
	Magni-Tech Industries Bhd.	695,033	387,242
#	Magnum Bhd.	3,905,163	1,879,950
#	Mah Sing Group Bhd.	4,608,587	1,010,784
	Malakoff Corp. Bhd.	6,200,500	1,380,783
#	Malayan Flour Mills Bhd.	2,753,275	381,387
	Malaysia Building Society Bhd.	7,828,966	923,671
	Malaysian Pacific Industries Bhd.	471,313	2,499,500
	Malaysian Resources Corp. Bhd.	9,629,598	869,028
#	Matrix Concepts Holdings Bhd.	2,711,358	1,037,982
	MBM Resources BHD	638,396	406,047
#	Media Chinese International, Ltd.	2,642,200	92,137
	Mega First Corp. Bhd.	1,123,900	1,882,950
	Mi Technovation Bhd.	51,700	49,803
#	MKH Bhd.	1,794,734	513,611
#	MMC Corp. Bhd.	1,901,100	330,116
#	MNRB Holdings Bhd.	1,379,988	286,013
# *	MPHB Capital Bhd.	1,429,100	313,560
	Muda Holdings Bhd.	520,200	201,832
*	Muhibbah Engineering M Bhd.	1,304,050	229,038
*	Mulpha International Bhd.	620,230	185,188
	My EG Services Bhd.	2,940,100	972,792
	NTPM Holdings Bhd.	640,000	111,464
*	OCK Group Bhd.	1,605,300	154,698
	Oriental Holdings BHD	679,900	830,393
#	OSK Holdings Bhd.	6,552,855	1,175,349
	Padini Holdings Bhd.	1,692,800	847,991
	Panasonic Manufacturing Malaysia Bhd.	40,784	276,406
	Pantech Group Holdings Bhd.	1,438,719	121,352
#	Paramount Corp. Bhd.	1,181,255	202,023
	Pentamaster Corp. Bhd.	2,049,665	2,485,405
*	PESTECH International Bhd.	190,000	30,475
#	Petron Malaysia Refining & Marketing Bhd.	309,400	227,230
	PIE Industrial Bhd.	580,300	238,965
# *	Pos Malaysia Bhd.	1,104,600	249,926
	Power Root Bhd.	150,600	75,032
#	Ranhill Utilities Bhd.	1,801,294	368,248
	RCE Capital Bhd.	72,500	33,145
	RGB International Bhd.	1,303,514	36,106
*	Rimbunan Sawit Bhd.	321,700	20,180
	Sam Engineering & Equipment M Bhd.	154,700	232,865
*	Sapura Energy Bhd.	37,991,700	920,213
	Sarawak Oil Palms Bhd.	803,804	680,537
#	Scientex Bhd.	1,191,224	3,408,352
#	SEG International BHD	145,885	22,492
	Serba Dinamik Holdings Bhd.	2,387,500	880,109
	Shangri-La Hotels Malaysia Bhd.	406,900	389,080
#	Sime Darby Property Bhd.	5,180,500	673,010
	SKP Resources Bhd.	2,130,500	901,946

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
MALAYSIA — (Continued)
	SP Setia Bhd. Group.	3,125,400	$519,623
*	Sumatec Resources Bhd.	6,536,100	2,989
	Sunway Construction Group Bhd.	1,364,236	595,327
	Suria Capital Holdings Bhd.	613,860	122,563
#	Syarikat Takaful Malaysia Keluarga Bhd.	1,279,700	1,302,703
#	Ta Ann Holdings Bhd.	1,338,289	847,975
#	TA Enterprise Bhd.	7,022,300	1,039,627
*	TA Global Bhd.	5,952,140	379,464
#	Taliworks Corp. Bhd.	2,466,716	481,157
#	Tan Chong Motor Holdings Bhd.	632,900	154,789
	Thong Guan Industries Bhd.	490,000	351,531
	TIME dotCom Bhd.	832,088	2,578,299
	TMC Life Sciences Bhd.	1,213,500	140,317
# *	Tropicana Corp. Bhd.	3,320,390	651,314
	TSH Resources Bhd.	2,420,200	545,702
*	Tune Protect Group Bhd.	650,600	46,980
#	Uchi Technologies Bhd.	1,392,800	875,250
	UEM Edgenta Bhd.	1,336,800	604,167
*	UEM Sunrise Bhd.	6,951,100	619,839
	UMW Holdings Bhd.	1,221,300	647,107
	Unisem M Bhd.	97,800	120,070
#	United Malacca Bhd.	466,350	532,546
	United Plantations Bhd.	671,400	2,327,630
	UOA Development Bhd.	4,476,100	1,604,906
*	Velesto Energy Bhd.	14,366,808	399,632
	ViTrox Corp. Bhd.	222,500	760,602
*	Vivocom International Holdings Bhd.	5,070,832	60,944
*	Vizione Holdings Bhd.	761,028	73,509
	VS Industry Bhd.	1,529,737	862,597
	Wah Seong Corp. Bhd.	545,777	51,304
# *	WCT Holdings Bhd.	3,776,688	332,507
#	Wellcall Holdings Bhd.	1,845,300	466,705
	Widad Group Bhd.	767,800	123,614
	Yinson Holdings Bhd.	808,100	890,598
# *	YNH Property Bhd.	3,279,116	2,217,356
*	YTL Corp. Bhd.	107,063	18,694
*	YTL Power International Bhd.	765,743	118,028

TOTAL MALAYSIA			107,591,478

MEXICO — (2.5%)
#	ALEATICA S.A.B. de C.V.	228,600	215,651
	Alfa S.A.B. de C.V., Class A	858,225	573,728
#	Alpek S.A.B. de C.V.	2,437,309	1,837,332
# *	Alsea S.A.B. de C.V.	2,533,365	2,202,355
# *	Axtel S.A.B. de C.V.	7,041,964	2,635,985
# * Ω	Banco del Bajio SA	3,780,922	3,135,394
#	Bolsa Mexicana de Valores S.A.B. de C.V.	2,956,674	6,018,866
*	CMR S.A.B. de C.V.	1,323	147
*	Consorcio ARA S.A.B. de C.V.	6,291,257	759,287
# *	Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR	147,981	1,166,090
# *	Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A	2,046,089	1,595,470
*	Corp. Interamericana de Entretenimiento S.A.B. de C.V., Class B	960,372	226,154
# *	Corp. Actinver S.A.B. de C.V.	198,770	80,589
#	Corp. Inmobiliaria Vesta S.A.B. de C.V.	4,020,051	6,494,927
	Corp. Moctezuma S.A.B. de C.V.	880,024	2,281,843
	Corporativo Fragua S.A.B. de C.V.	3	31
*	Corporativo GBM S.A.B. de C.V.	24,619	10,684
	Corpovael S.A. de C.V.	73,341	21,091
*	Credito Real S.A.B. de C.V. SOFOM ER	1,622,957	841,644

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
MEXICO — (Continued)
	Cydsa S.A.B. de C.V.	10,875	$10,751
# * Ω	Elementia S.A.B. de C.V.	642,287	339,138
# *	Empresas ICA S.A.B. de C.V.	3,768,186	15,897
*	Financiera Independencia S.A.B. de C.V. SOFOM ENR	3,187	1,104
# *	Genomma Lab Internacional S.A.B. de C.V., Class B	5,197,739	4,636,222
*	Gentera S.A.B. de C.V.	6,637,754	1,564,659
# *	Grupo Aeromexico S.A.B. de C.V.	704,597	141,507
# *	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	1,882,745	8,503,263
*	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	10,176	1,173,802
	Grupo Cementos de Chihuahua S.A.B. de C.V.	1,057,798	5,334,994
	Grupo Comercial Chedraui S.A. de C.V.	2,302,586	2,930,949
# *	Grupo GICSA SAB de CV	2,528,781	374,343
#	Grupo Herdez S.A.B. de C.V.	1,654,057	2,945,277
# *	Grupo Hotelero Santa Fe S.A.B. de C.V.	618,935	115,842
# *	Grupo Industrial Saltillo S.A.B. de C.V.	1,098,605	1,025,499
#	Grupo KUO S.A.B. de C.V., Class B	758,658	1,645,252
#	Grupo Lala S.A.B. de C.V.	1,598,237	979,520
# *	Grupo Pochteca S.A.B. de C.V.	561,552	167,183
# *	Grupo Posadas S.A.B. de C.V.	198,900	195,510
*	Grupo Qumma S.A. de C.V., Class B	105,334	0
#	Grupo Rotoplas S.A.B. de C.V.	879,147	766,764
	Grupo Sanborns S.A.B. de C.V.	905,924	784,780
#	Grupo Simec S.A.B. de C.V., Class B	1,038,171	3,132,402
*	Grupo Sports World S.A.B. de C.V.	662,018	205,988
# *	Grupo Televisa S.A.B.	327,121	416,391
* Ω	Grupo Traxion S.A.B. de C.V.	317,143	245,204
# *	Hoteles City Express S.A.B. de C.V.	2,156,111	548,900
	Industrias Bachoco S.A.B. de C.V., Sponsored ADR	10,023	373,958
#	Industrias Bachoco S.A.B. de C.V., Class B	1,262,776	3,924,985
#	Industrias CH S.A.B. de C.V., Class B	1,845,838	7,396,753
#	La Comer S.A.B. de C.V.	3,863,326	7,057,676
	Megacable Holdings S.A.B. de C.V.	2,955,539	9,363,422
# *	Minera Frisco S.A.B. de C.V., Class A1	2,242,920	422,963
# *	Minera Frisco S.A.B. de C.V., Class A2	3,084,098	580,136
# Ω	Nemak S.A.B. de C.V.	3,255,716	999,209
	Orbia Advance Corp. S.A.B. de C.V.	277,849	493,701
*	Organizacion Cultiba S.A.B. de C.V.	1,205,623	825,290
*	Organizacion Soriana S.A.B. de C.V., Class B	348,965	265,859
#	Promotora y Operadora de Infraestructura S.A.B. de C.V.	760,848	5,019,950
	Promotora y Operadora de Infraestructura S.A.B. de C.V., Class L	7,839	38,231
	Qualitas Controladora S.A.B. de C.V.	1,245,290	4,990,788
# *	Regional S.A.B. de C.V.	1,094,016	2,970,294
	Sanluis Corp. SA B	4,642	0
	Sanluis Corp. SA C	4,642	0
	SANLUIS RASSINI A	3,300	0
# *	Telesites S.A.B. de C.V.	8,717,173	8,042,575
*	Unifin Financiera S.A.B. de C.V.	957,184	830,313
*	Vitro S.A.B. de C.V., Class A	833,452	990,170

TOTAL MEXICO			122,884,682

PHILIPPINES — (1.1%)
*	8990 Holdings, Inc.	3,671,200	582,672
	A Soriano Corp.	3,051,811	413,521
	AC Energy Corp.	6,571,000	506,212
	ACR Mining Corp.	48,205	3,343
*	AgriNurture, Inc.	1,481,200	246,068
*	Alliance Global Group, Inc.	9,526,900	1,561,054
	Alsons Consolidated Resources, Inc.	4,246,000	117,615
*	Apex Mining Co., Inc.	5,876,000	226,916

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
PHILIPPINES — (Continued)
*	AyalaLand Logistics Holdings Corp.	5,392,000	$305,215
	Belle Corp.	20,715,400	598,842
	Bloomberry Resorts Corp.	17,229,900	2,519,635
*	Cebu Air, Inc.	1,353,740	1,085,345
	Cebu Holdings, Inc.	3,294,900	406,814
* Ω	CEMEX Holdings Philippines, Inc.	15,710,263	512,618
	Century Pacific Food, Inc.	4,428,600	1,419,394
	Century Properties Group, Inc.	10,951,151	81,363
	Chelsea Logistics and Infrastructure Holdings Corp.	364,500	44,189
	China Banking Corp.	7,024,728	3,171,243
	COL Financial Group, Inc.	92,200	53,290
	Cosco Capital, Inc.	13,587,800	1,437,536
	D&L Industries, Inc.	13,467,900	1,732,165
	DMCI Holdings, Inc.	9,182,800	831,742
*	DoubleDragon Properties Corp.	3,626,490	1,052,220
*	Eagle Cement Corp.	574,500	177,144
*	East West Banking Corp.	3,045,500	600,089
	EEI Corp.	1,215,300	180,258
	Emperador, Inc.	4,756,900	985,147
*	Empire East Land Holdings, Inc.	467,000	2,798
	Filinvest Development Corp.	3,592,622	719,585
	Filinvest Land, Inc.	68,669,577	1,375,141
	First Gen Corp.	366,000	215,625
	First Philippine Holdings Corp.	1,866,110	2,420,999
*	Global Ferronickel Holdings, Inc.	6,969,911	189,537
*	Global-Estate Resorts, Inc.	2,410,000	37,303
	GT Capital Holdings, Inc.	66,960	594,247
*	Holcim Philippines, Inc.	2,082,100	245,442
*	Integrated Micro-Electronics, Inc.	3,432,814	456,561
	Lopez Holdings Corp.	7,583,000	402,317
	LT Group, Inc.	841,700	200,623
*	MacroAsia Corp.	2,168,232	227,924
	Manila Water Co., Inc.	7,255,700	2,096,466
	Max’s Group, Inc.	922,900	112,555
	Megawide Construction Corp.	3,761,308	582,087
*	Megaworld Corp.	5,203,000	325,499
	METRO PACIFIC Corp. COM	1,827,193	0
	Metro Pacific Investments Corp.	1,278,000	105,738
	Nickel Asia Corp.	15,456,600	1,200,965
	Petron Corp.	14,538,800	921,886
	Philex Mining Corp.	5,473,700	612,631
*	Philippine National Bank.	2,324,726	1,306,215
*	Philippine National Construction Corp.	173,000	3,285
	Philippine Savings Bank.	490,477	539,503
*	Philippine Stock Exchange, Inc. (The)	120,992	416,906
	Philippine Townships, Inc.	318,732	0
	Philtown Properties, Inc.	111,562	0
	Phoenix Petroleum Philippines, Inc.	1,622,380	436,412
*	Pilipinas Shell Petroleum Corp.	1,463,690	498,627
	Premium Leisure Corp.	19,737,000	130,533
	Puregold Price Club, Inc.	2,085,990	1,777,816
*	PXP Energy Corp.	3,703,500	927,858
	RFM Corp.	8,554,068	830,435
	Rizal Commercial Banking Corp.	3,253,152	1,147,263
	Robinsons Land Corp.	12,939,651	4,007,215
	Robinsons Retail Holdings, Inc.	1,579,000	2,092,907
	San Miguel Food and Beverage, Inc.	117,440	154,939
	Security Bank Corp.	318,480	632,814
	Semirara Mining & Power Corp.	3,543,200	774,929

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
PHILIPPINES — (Continued)
	Shakey’s Pizza Asia Ventures, Inc.	274,900	$38,943
*	SSI Group, Inc.	4,087,000	110,670
*	Top Frontier Investment Holdings, Inc.	2,580	6,709
	Union Bank of the Philippines	1,467,341	1,678,243
	Vista Land & Lifescapes, Inc.	35,404,600	2,462,352
	Vistamalls, Inc.	589,600	50,162
	Wilcon Depot, Inc.	5,574,600	1,648,543

TOTAL PHILIPPINES			55,570,858

POLAND — (0.9%)
*	11 bit studios SA	3,990	485,821
*	AB SA	2,202	14,806
*	Agora SA	182,872	205,333
# *	Alior Bank SA	288,715	828,485
*	Alumetal SA	7,000	63,690
	Amica SA	22,822	807,780
# *	AmRest Holdings SE.	12,941	45,074
	Apator SA	63,508	313,104
	Asseco Poland SA	41,114	666,344
# *	Bank Handlowy w Warszawie SA	29,684	207,379
*	Bank Millennium SA	411,492	225,058
# *	Bank Ochrony Srodowiska SA	39,255	45,857
*	Benefit Systems SA	415	58,448
# *	Bioton SA	211,668	220,594
*	Boryszew SA	207,243	139,259
	Budimex SA	80,537	4,763,377
# *	CCC SA	73,868	724,239
	Celon Pharma SA	2,420	20,581
*	CI Games SA	67,015	18,328
*	Ciech SA	163,584	1,075,358
	ComArch SA	13,615	664,403
*	Develia SA	1,554,787	629,012
	Dom Development SA	13,222	314,148
	Echo Investment SA	22,550	21,404
# *	Enea SA	1,160,916	1,327,706
*	Eurocash SA	379,837	1,115,904
*	Fabryki Mebli Forte SA	84,093	761,219
# *	Famur SA	1,178,516	406,592
	Firma Oponiarska Debica SA	13,064	232,388
*	Getin Noble Bank SA	2,585,838	105,675
*	Globe Trade Centre SA	449,775	616,906
*	Grupa Azoty SA	106,583	552,982
*	Grupa Azoty Zaklady Chemiczne Police SA	160,566	442,468
	Grupa Kety SA	71,825	7,448,854
*	Inter Cars SA	41,146	2,102,571
*	Jastrzebska Spolka Weglowa SA	309,945	1,193,796
	Kernel Holding SA	343,058	3,341,390
*	KRUK SA	82,186	2,335,057
	Lentex SA	107,400	239,515
	LiveChat Software SA	9,469	228,407
*	Lubelski Wegiel Bogdanka SA	56,299	211,141
# *	Mabion SA	3,166	17,284
*	Netia SA	562,062	637,824
#	Neuca SA	424	56,237
	NEWAG SA	522	2,879
*	Orange Polska SA	2,289,649	3,519,558
# *	PKP Cargo SA	144,082	332,365
#	PlayWay SA	3,415	448,985
	Stalexport Autostrady SA	522,891	354,268

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
POLAND — (Continued)
# *	Tauron Polska Energia SA	5,651,822	$2,484,022
	Tim SA/Siechnice	4,029	13,773
# *	VRG SA	1,109,359	561,207
	Warsaw Stock Exchange	81,659	888,720
#	Wawel SA	2,250	304,751
*	Zespol Elektrocieplowni Wroclawskich Kogeneracja SA	672	5,597
*	Zespol Elektrowni Patnow Adamow Konin SA	91,906	220,852

TOTAL POLAND			45,068,775

QATAR — (0.4%)
	Commercial Bank PSQC (The)	0	0
	Aamal Co.	5,119,682	1,121,402
	Al Khaleej Takaful Group QSC	689,282	359,282
	Al Khalij Commercial Bank PQSC	623,023	308,301
	Al Meera Consumer Goods Co. QSC	162,639	893,321
	Alijarah Holding Co.	1,568,921	492,089
	Barwa Real Estate Co.	1,140,678	1,044,752
*	Doha Bank QPSC	1,658,035	1,107,381
*	Gulf International Services QSC	2,424,025	1,025,377
	Gulf Warehousing Co.	479,965	657,531
*	Mazaya Qatar Real Estate Development QSC	2,434,319	669,367
	Medicare Group	430,007	1,014,879
*	Qatar First Bank	3,189,553	1,412,877
	Qatar Gas Transport Co., Ltd.	1,885,973	1,390,015
	Qatar Insurance Co. SAQ	1,652,730	1,039,396
	Qatar International Islamic Bank QSC	350,904	797,022
	Qatar National Cement Co. QSC	375,093	397,326
	Qatar Navigation QSC	372,755	613,056
*	Salam International Investment, Ltd. QSC	2,075,692	317,521
	United Development Co. QSC	5,408,706	2,195,079
	Vodafone Qatar QSC	3,981,518	1,414,028
	Widam Food Co.	279,974	524,490

TOTAL QATAR			18,794,492

RUSSIA — (0.3%)
	Etalon Group P.L.C., GDR	434,205	701,241
	Globaltrans Investment P.L.C., GDR	269,150	1,523,389
	LSR Group PJSC, GDR	171,026	377,112
	Magnitogorsk Iron & Steel Works PJSC, GDR	81,229	498,746
*	Mail.Ru Group, Ltd., GDR	165,655	4,348,444
*	Mechel PJSC, Sponsored ADR	94,871	126,178
	PhosAgro PJSC, GDR	310,672	3,578,942
	QIWI P.L.C., Sponsored ADR	93,804	1,368,600
	Ros Agro P.L.C., GDR	46,956	431,056
	Rostelecom PJSC, Sponsored ADR	167,414	1,161,853
	RusHydro PJSC, ADR	826,374	706,798
	VEON, Ltd., ADR	1,649,123	2,061,404
	VTB Bank PJSC, GDR	27,705	21,513

TOTAL RUSSIA			16,905,276

SAUDI ARABIA — (1.1%)
*	Abdul Mohsen Al-Hokair Tourism and Development Co.	42,732	145,703
	Al Babtain Power & Telecommunication Co.	17,877	122,015
	Al Etihad Cooperative Insurance	35,560	171,746
*	Al Hammadi Co. for Development and Investment	50,064	377,169
*	Al Hassan Ghazi Ibrahim Shaker Co.	48,704	168,117
	Al Jouf Agricultural Development Co.	42,476	375,932
*	Al Jouf Cement Co.	223,614	621,149

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SAUDI ARABIA — (Continued)
	Al Khaleej Training and Education Co.	29,442	$145,278
	Al Moammar Information Systems Co.	4,802	91,218
*	Al Rajhi Co. for Co-operative Insurance	30,956	669,621
*	Al Yamamah Steel Industries Co.	69,971	401,144
*	AlAbdullatif Industrial Investment Co.	24,661	89,259
	Alandalus Property Co.	83,420	437,719
	Aldrees Petroleum and Transport Services Co.	55,677	942,307
	Arabian Cement Co.	107,811	883,990
	Arabian Pipes Co.	57,224	211,715
*	Arabian Shield Cooperative Insurance Co.	24,725	118,359
	Arriyadh Development Co.	114,990	514,804
*	Aseer Trading Tourism & Manufacturing Co.	136,620	438,551
*	Astra Industrial Group	90,830	530,964
*	AXA Cooperative Insurance Co.	4,413	40,750
*	Basic Chemical Industries, Ltd.	23,915	178,731
*	Bawan Co.	31,695	171,570
*	City Cement Co.	216,166	1,153,365
*	Co. for Cooperative Insurance (The)	1,986	42,848
	Dallah Healthcare Co.	34,457	404,368
*	Dar Al Arkan Real Estate Development Co.	2,210,146	4,697,058
	Dur Hospitality Co.	39,412	270,024
	Eastern Province Cement Co.	60,529	559,513
*	Electrical Industries Co.	18,361	92,898
*	Emaar Economic City	881,112	2,089,280
*	Fitaihi Holding Group	26,313	106,707
*	Hail Cement Co.	153,844	594,632
	Halwani Brothers Co.	6,265	103,210
	Herfy Food Services Co.	35,172	453,056
*	Jazan Energy and Development Co.	86,300	322,188
*	L’Azurde Co. for Jewelry	41,602	171,007
	Leejam Sports Co. JSC	55,696	918,744
*	Methanol Chemicals Co.	207,080	527,093
*	Middle East Healthcare Co.	17,280	154,831
*	Middle East Paper Co.	31,285	133,728
*	Mobile Telecommunications Co. Saudi Arabia	1,220,752	4,005,272
	Najran Cement Co.	214,164	896,255
*	Nama Chemicals Co.	69,924	498,673
*	National Agriculture Development Co. (The)	139,945	1,054,875
*	National Co., for Glass Manufacturing (The)	21,596	135,856
	National Gas & Industrialization Co.	55,760	432,526
	National Gypsum	28,033	174,080
*	National Industrialization Co.	776,731	2,340,554
	National Medical Care Co.	54,484	757,079
	Northern Region Cement Co.	204,341	605,817
	Qassim Cement Co. (The)	46,113	845,765
*	Red Sea International Co.	6,940	32,448
	Saudi Airlines Catering Co.	90,319	1,871,785
	Saudi Automotive Services Co.	46,554	356,416
	Saudi Cement Co.	127,929	1,845,776
*	Saudi Ceramic Co.	80,858	835,494
*	Saudi Chemical Co., Holding	121,919	1,007,365
	Saudi Co. For Hardware CJSC	42,940	528,236
*	Saudi Ground Services Co.	133,610	996,863
	Saudi Industrial Investment Group	175,967	951,397
	Saudi Industrial Services Co.	96,222	728,204
*	Saudi Marketing Co.	88,696	638,560
	Saudi Pharmaceutical Industries & Medical Appliances Corp.	0	0
*	Saudi Printing & Packaging Co.	96,359	547,926
*	Saudi Public Transport Co.	113,420	452,988

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SAUDI ARABIA — (Continued)
*	Saudi Re for Cooperative Reinsurance Co.	163,447	$461,360
*	Saudi Real Estate Co.	181,581	705,905
*	Saudi Research & Marketing Group	55,399	1,009,916
	Saudia Dairy & Foodstuff Co.	4,294	194,236
*	Seera Group Holding	567,775	2,527,126
	Southern Province Cement Co.	45,054	806,880
*	Tabuk Cement Co.	105,701	408,288
*	Takween Advanced Industries Co.	104,689	306,040
	Umm Al-Qura Cement Co.	67,155	450,388
	United Electronics Co.	100,655	2,050,253
	United International Transportation Co.	53,158	480,240
	Yamama Cement Co.	187,784	1,252,293
	Yanbu Cement Co.	182,159	1,605,343
	Zahrat Al Waha For Trading Co.	13,014	197,754
*	Zamil Industrial Investment Co.	52,541	286,330

TOTAL SAUDI ARABIA			55,924,923

SOUTH AFRICA — (3.8%)
	Adcock Ingram Holdings, Ltd.	155,195	385,946
*	Adcorp Holdings, Ltd.	347,188	77,348
	Advtech, Ltd.	3,194,218	1,595,523
	AECI, Ltd.	827,178	3,877,377
	African Oxygen, Ltd.	666,500	986,326
	African Rainbow Minerals, Ltd.	451,586	6,351,861
	Afrimat, Ltd.	287,304	671,660
	Alexander Forbes Group Holdings, Ltd.	4,754,756	986,203
	Allied Electronics Corp., Ltd., Class A	940,823	1,545,697
	Alviva Holdings, Ltd.	601,842	256,328
	Astral Foods, Ltd.	213,920	1,517,063
	AVI, Ltd.	1,372,105	6,214,510
	Barloworld, Ltd.	1,304,192	4,582,217
*	Blue Label Telecoms, Ltd.	2,179,024	474,111
# *	Brait SE	4,803,396	1,044,488
	Cashbuild, Ltd.	127,795	1,729,107
	Caxton and CTP Publishers and Printers, Ltd.	323,754	97,497
	City Lodge Hotels, Ltd.	1,465,181	227,008
	Clicks Group, Ltd.	283,109	4,094,720
	Coronation Fund Managers, Ltd.	963,140	2,229,625
#	Curro Holdings, Ltd.	907,004	557,326
*	DataTec, Ltd.	2,079,323	2,819,818
# Ω	Dis-Chem Pharmacies, Ltd.	904,728	1,003,955
	Distell Group Holdings, Ltd.	180,903	904,795
	DRDGOLD, Ltd.	1,451,771	1,605,741
*	enX Group, Ltd.	14,070	3,290
	Famous Brands, Ltd.	430,803	1,142,544
	Foschini Group, Ltd. (The)	934,267	4,975,152
	Gold Fields, Ltd.	108,855	1,177,287
	Gold Fields, Ltd., Sponsored ADR	1,266,996	13,848,266
*	Grand Parade Investments, Ltd.	1,258,031	160,142
*	Grindrod Shipping Holdings, Ltd.	44,624	165,155
	Grindrod, Ltd.	3,235,596	746,185
*	Harmony Gold Mining Co., Ltd.	19,597	97,597
# *	Harmony Gold Mining Co., Ltd., Sponsored ADR	1,937,941	9,515,290
	Hudaco Industries, Ltd.	160,823	781,626
#	Impala Platinum Holdings, Ltd.	1,297,780	11,550,658
	Imperial Logistics, Ltd.	691,403	1,466,203
	Investec, Ltd.	33,577	61,825
	Italtile, Ltd.	818,897	654,642
	JSE, Ltd.	493,531	3,293,021

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH AFRICA — (Continued)
*	KAP Industrial Holdings, Ltd.	10,946,118	$1,558,536
	Lewis Group, Ltd.	667,566	652,958
	Liberty Holdings, Ltd.	658,491	2,179,254
	Life Healthcare Group Holdings, Ltd.	5,555,949	5,555,268
*	Long4Life, Ltd.	2,687,927	445,879
# *	Massmart Holdings, Ltd.	437,781	889,132
	Merafe Resources, Ltd.	3,009,333	85,485
*	Metair Investments, Ltd.	1,113,445	1,128,855
	MiX Telematics, Ltd.	37,895	12,681
	MiX Telematics, Ltd., Sponsored ADR	27,358	233,364
	Momentum Metropolitan Holdings	5,301,963	4,241,657
#	Motus Holdings, Ltd.	459,916	1,184,043
	Mpact, Ltd.	1,327,740	846,092
	Mr. Price Group, Ltd.	93,783	709,466
*	Murray & Roberts Holdings, Ltd.	3,641,515	1,821,710
*	Nampak, Ltd.	2,439,174	128,167
	NEPI Rockcastle P.L.C.	10,993	38,984
*	Net 1 UEPS Technologies, Inc.	776	2,257
	Netcare, Ltd.	3,444,416	2,726,103
*	Northam Platinum, Ltd.	1,057,434	10,159,750
	Oceana Group, Ltd.	300,036	1,096,549
*	Omnia Holdings, Ltd.	1,412,596	3,307,473
Ω	Pepkor Holdings, Ltd.	233,264	171,599
	Pick n Pay Stores, Ltd.	1,080,815	3,403,759
*	PPC, Ltd.	8,590,118	281,339
#	PSG Group, Ltd.	133,441	431,254
	PSG Konsult, Ltd.	744,984	361,069
	Raubex Group, Ltd.	1,303,847	1,602,077
#	RCL Foods, Ltd.	716,485	324,929
	Reunert, Ltd.	1,003,917	2,070,493
#	RFG Holdings, Ltd.	524,214	408,466
# *	Royal Bafokeng Platinum, Ltd.	617,502	2,226,722
	Santam, Ltd.	202,450	3,054,095
*	Sappi, Ltd.	1,381,096	1,970,628
	Sibanye Stillwater, Ltd.	3,593,907	10,597,423
	SPAR Group, Ltd. (The)	830,715	8,806,484
	Spur Corp., Ltd.	330,941	326,475
# *	Sun International, Ltd.	1,689,029	1,402,455
*	Super Group, Ltd.	2,424,470	2,718,770
	Telkom SA SOC, Ltd.	1,073,635	1,689,379
	Tiger Brands, Ltd.	64,304	797,632
# *	Tongaat Hulett, Ltd.	431,534	159,621
	Transaction Capital, Ltd.	1,555,729	1,899,915
	Trencor, Ltd.	903,601	229,185
	Truworths International, Ltd.	1,504,761	2,902,732
	Tsogo Sun Gaming, Ltd.	2,258,092	483,148
*	Tsogo Sun Hotels, Ltd.	92,144	7,744
	Wilson Bayly Holmes-Ovcon, Ltd.	403,317	2,104,099
	Woolworths Holdings, Ltd.	994,316	2,135,650

TOTAL SOUTH AFRICA			187,045,938

SOUTH KOREA — (15.1%)
# *	3S Korea Co., Ltd.	251,524	456,434
	AbClon, Inc.	0	0
	ABco Electronics Co., Ltd.	50,300	289,422
*	Able C&C Co., Ltd.	41,842	270,177
#	ABOV Semiconductor Co., Ltd.	57,340	480,512
# *	Abpro Bio Co., Ltd.	630,240	453,176
*	Actoz Soft Co., Ltd.	26,888	253,424

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
*	ADTechnology Co., Ltd.	48,621	$1,007,558
# *	Advanced Cosmeceutical Technology Co., Ltd.	97,584	72,240
*	Advanced Digital Chips, Inc.	143,496	98,201
	Advanced Nano Products Co., Ltd.	39,732	981,960
	Advanced Process Systems Corp.	66,690	1,241,810
	Aekyung Petrochemical Co., Ltd.	64,605	413,518
*	AeroSpace Technology of Korea, Inc.	16,794	59,176
	AfreecaTV Co., Ltd.	45,792	2,428,010
# *	Agabang&Company.	135,769	305,642
	Ahn-Gook Pharmaceutical Co., Ltd.	41,958	455,256
	Ahnlab, Inc.	36,245	2,020,010
*	Air Busan Co., Ltd.	6,451	19,030
	AJ Networks Co., Ltd.	73,938	233,113
*	Ajin Industrial Co., Ltd.	102,112	262,905
	Aju Capital Co., Ltd.	4,764	49,893
	AK Holdings, Inc.	28,001	424,755
*	Alpha Holdings, Inc.	8,313	30,560
# *	ALUKO Co., Ltd.	233,226	896,224
*	Amicogen, Inc.	15,023	409,390
*	Aminologics Co., Ltd.	376,643	651,010
# *	Amotech Co., Ltd.	34,287	915,637
*	Anam Electronics Co., Ltd.	228,730	455,619
*	Ananti, Inc.	252,759	1,869,200
# *	Anapass, Inc.	46,012	828,991
	Anterogen Co., Ltd.	0	0
*	Apact Co., Ltd.	71,606	394,773
*	Aprogen Healthcare & Games, Inc.	348,018	189,426
*	Aprogen KIC, Inc.	115,172	174,047
*	Aprogen pharmaceuticals, Inc.	861,356	956,675
*	APS Holdings Corp.	83,009	503,387
*	Arion Technology, Inc.	51,658	4,695
	Asia Cement Co., Ltd.	7,082	347,719
	ASIA Holdings Co., Ltd.	4,976	346,302
	Asia Paper Manufacturing Co., Ltd.	22,018	600,703
*	Asiana Airlines, Inc.	305,630	974,943
#	Atec Co., Ltd.	15,058	397,543
*	A-Tech Solution Co., Ltd.	10,226	90,118
#	Atinum Investment Co., Ltd.	186,408	378,156
	AUK Corp.	135,338	280,751
	Aurora World Corp.	32,803	252,183
	Austem Co., Ltd.	53,159	133,653
#	Autech Corp.	107,090	1,184,737
#	Avaco Co., Ltd.	66,951	539,141
	Avatec Co., Ltd.	5,446	39,574
#	Baiksan Co., Ltd.	57,960	230,689
# *	Barun Electronics Co., Ltd.	10,909	37,675
# *	Barunson Entertainment & Arts Corp.	180,998	228,545
#	Bcworld Pharm Co., Ltd.	38,913	650,097
	BGF Co., Ltd.	172,418	610,967
# *	BH Co., Ltd.	135,604	2,457,087
*	Binex Co., Ltd.	149,241	3,230,289
	Binggrae Co., Ltd.	32,073	1,576,569
*	Biolog Device Co., Ltd.	126,061	168,864
#	BioSmart Co., Ltd.	80,924	711,573
# *	Biotoxtech Co., Ltd.	61,107	573,262
	BIT Computer Co., Ltd.	81,820	632,373
	Bixolon Co., Ltd.	53,803	202,273
*	Bluecom Co., Ltd.	53,146	279,724
	BNK Financial Group, Inc.	106,835	521,892

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
#	Boditech Med, Inc.	116,473	$3,275,000
*	Bohae Brewery Co., Ltd.	576,129	420,782
	BoKwang Industry Co., Ltd.	76,420	438,435
#	Bolak Co., Ltd.	209,708	400,994
	Bookook Securities Co., Ltd.	14,493	269,110
	Boryung Pharmaceutical Co., Ltd.	124,100	1,542,570
# *	Bosung Power Technology Co., Ltd.	218,995	365,111
# *	Brain Contents Co., Ltd.	604,538	256,109
	Bubang Co., Ltd.	155,379	330,294
	Busan City Gas Co., Ltd.	8,952	391,054
	BYC Co., Ltd.	1,007	215,574
# *	BYON Co., Ltd.	332,849	555,683
*	Byucksan Corp.	184,748	298,396
*	Cafe24 Corp.	5,709	283,002
*	CammSys Corp.	340,736	827,381
*	Capro Corp.	185,810	500,943
	Caregen Co., Ltd.	27,611	1,465,808
	Cell Biotech Co., Ltd.	28,607	400,516
#	Changhae Ethanol Co., Ltd.	27,873	308,404
*	Charm Engineering Co., Ltd.	241,967	278,296
# *	Cheil Bio Co., Ltd.	11,457	79,011
#	Chemtronics Co., Ltd.	52,337	835,605
#	Cheryong Electric Co., Ltd.	59,212	256,697
# *	ChinHung International, Inc.	153,914	305,403
	Chinyang Holdings Corp.	126,076	299,789
# *	Choa Pharmaceutical Co.	127,356	538,094
*	Chokwang Leather Co., Ltd.	607	26,907
	Chokwang Paint, Ltd.	20,012	87,836
	Chong Kun Dang Pharmaceutical Corp.	34,997	4,731,361
	Chongkundang Holdings Corp.	14,661	1,262,513
#	Choong Ang Vaccine Laboratory	41,559	629,930
# *	Chorokbaem Media Co., Ltd.	484,198	904,278
	Chosun Refractories Co., Ltd.	7,263	474,264
	Chunbo Co., Ltd.	3,152	417,144
#	Chungdahm Learning, Inc.	30,605	555,424
# *	CJ CGV Co., Ltd.	93,784	1,675,247
#	CJ Freshway Corp.	30,839	442,849
# *	CJ Seafood Corp.	108,137	426,148
	CKD Bio Corp.	17,141	597,415
	Classys, Inc.	19,199	250,311
#	Clean & Science Co., Ltd.	28,813	786,702
	CLIO Cosmetics Co., Ltd.	33,489	468,124
# *	CMG Pharmaceutical Co., Ltd.	588,241	2,360,069
	Com2uSCorp	31,919	3,147,958
	Commax Co., Ltd.	61,101	244,388
# *	Coreana Cosmetics Co., Ltd.	172,532	809,798
*	CORESTEM, Inc.	22,616	470,456
	Cosmax BTI, Inc.	16,690	244,697
# *	COSMAX NBT, Inc.	72,519	523,381
	Cosmax, Inc.	44,693	4,162,781
# *	Cosmecca Korea Co., Ltd.	23,478	248,799
*	CosmoAM&T Co., Ltd.	113,486	1,340,377
# *	Cosmochemical Co., Ltd.	100,233	684,262
*	COSON Co., Ltd.	24,711	114,588
	COWELL FASHION Co., Ltd.	139,522	713,661
*	Creative & Innovative System	257,552	1,443,682
	Crown Confectionery Co., Ltd.	29,084	211,794
	CROWNHAITAI Holdings Co., Ltd.	33,065	258,904
	CS Wind Corp.	32,281	2,852,457

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
# *	CTC BIO, Inc.	153,373	$994,666
#	Cuckoo Holdings Co., Ltd.	8,108	654,949
	Cuckoo Homesys Co., Ltd.	38,570	1,324,048
# *	Curo Co., Ltd.	697,107	370,802
	Cymechs, Inc.	40,521	466,259
	D.I Corp.	121,866	419,673
# *	DA Technology Co., Ltd.	60,673	379,641
	Dae Dong Industrial Co., Ltd.	89,084	522,137
	Dae Han Flour Mills Co., Ltd.	5,663	694,352
	Dae Hwa Pharmaceutical Co., Ltd.	72,540	853,863
	Dae Hyun Co., Ltd.	136,127	217,439
	Dae Won Chemical Co., Ltd.	135,603	174,156
	Dae Won Kang Up Co., Ltd.	165,207	589,783
# *	Dae Young Packaging Co., Ltd.	357,184	338,642
#	Daea TI Co., Ltd.	325,257	1,654,791
#	Daebongls Co., Ltd.	45,311	400,678
#	Daechang Co., Ltd.	290,712	298,175
	Daechang Forging Co., Ltd.	8,459	247,593
	Daeduck Co., Ltd.	64,469	350,712
*	Daeduck Electronics Co., Ltd.	99,329	872,022
# *	Daehan New Pharm Co., Ltd.	64,878	664,691
	Daehan Steel Co., Ltd.	58,990	342,850
*	Dae-Il Corp.	8,506	10,472
# *	Daejoo Electronic Materials Co., Ltd.	59,472	1,938,453
	Daekyo Co., Ltd.	128,572	429,916
	Daelim B&Co. Co., Ltd.	53,948	260,894
	Daelim Construction Co., Ltd.	26,871	566,166
*	Daemyung Sonoseason Co., Ltd.	340,243	314,620
	Daeryuk Can Co., Ltd.	12,389	46,594
	Daesang Corp.	114,027	2,425,008
	Daesang Holdings Co., Ltd.	68,738	582,337
	Daesung Energy Co., Ltd.	37,543	175,641
	Daesung Holdings Co., Ltd.	26,734	542,774
*	Daesung Industrial Co., Ltd.	83,195	220,086
# *	Daewon Cable Co., Ltd.	284,615	238,092
*	Daewon Media Co., Ltd.	49,014	280,437
#	Daewon Pharmaceutical Co., Ltd.	72,949	1,150,362
#	Daewon San Up Co., Ltd.	66,379	337,976
# *	Daewoo Electronic Components Co., Ltd.	219,480	522,952
*	Daewoo Engineering & Construction Co., Ltd.	160,977	428,338
*	Dahaam E-Tec Co., Ltd.	2,100	38,217
	Daihan Pharmaceutical Co., Ltd.	27,048	697,283
	Daishin Securities Co., Ltd.	179,371	2,135,222
*	Daiyang Metal Co., Ltd.	2,014	5,485
# *	Danal Co., Ltd.	296,514	1,300,463
#	Danawa Co., Ltd.	41,387	1,093,480
	Daou Data Corp.	88,302	844,486
	Daou Technology, Inc.	141,450	2,348,870
*	Dasan Networks, Inc.	140,990	1,276,365
#	Dawonsys Co., Ltd.	111,447	2,071,121
# *	Dayou Automotive Seat Technology Co., Ltd.	311,517	216,753
*	Dayou Plus Co., Ltd.	354,517	241,680
	DB Financial Investment Co., Ltd.	173,967	593,031
	DB HiTek Co., Ltd.	181,092	5,141,635
*	DB, Inc.	631,128	380,759
	DCM Corp.	26,622	254,769
*	Dentium Co., Ltd.	38,428	1,269,293
# *	Deutsch Motors, Inc.	100,163	495,388
# *	Development Advance Solution Co., Ltd.	53,799	242,134

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
*	Dexter Studios Co., Ltd.	7,066	$30,865
	DGB Financial Group, Inc.	644,591	3,539,769
	DHP Korea Co., Ltd.	62,988	419,140
	DI Dong Il Corp.	7,397	547,518
	Digital Chosun Co., Ltd.	183,547	412,967
#	Digital Daesung Co., Ltd.	65,314	393,830
#	Digital Power Communications Co., Ltd.	162,111	1,365,002
*	DIO Corp.	51,536	1,335,714
	Display Tech Co., Ltd.	52,616	160,475
	DMS Co., Ltd.	93,018	736,878
# *	DNF Co., Ltd.	50,037	556,549
	Dohwa Engineering Co., Ltd.	60,443	391,039
	Dong A Eltek Co., Ltd.	19,652	135,816
	Dong Ah Tire & Rubber Co., Ltd.	38,282	307,631
	Dong-A Socio Holdings Co., Ltd.	20,129	1,890,260
	Dong-A ST Co., Ltd.	29,902	2,217,399
#	Dong-Ah Geological Engineering Co., Ltd.	55,748	712,417
*	Dongbang Transport Logistics Co., Ltd.	25,627	43,183
	Dongbu Corp.	44,189	437,201
	Dongil Industries Co., Ltd.	5,507	335,154
	Dongjin Semichem Co., Ltd.	189,277	4,593,227
	DongKook Pharmaceutical Co., Ltd.	137,540	2,942,627
	Dongkuk Industries Co., Ltd.	189,855	563,385
*	Dongkuk Steel Mill Co., Ltd.	337,198	1,808,847
	Dongkuk Structures & Construction Co., Ltd.	151,941	1,030,266
	Dongsung Chemical Co., Ltd.	12,769	174,888
	DONGSUNG Corp.	142,236	503,979
	Dongsung Finetec Co., Ltd.	100,223	841,696
	Dongwha Enterprise Co., Ltd.	26,074	815,985
	Dongwha Pharm Co., Ltd.	92,411	1,469,392
	Dongwon Development Co., Ltd.	235,662	874,241
	Dongwon F&B Co., Ltd.	6,381	909,913
	Dongwon Industries Co., Ltd.	7,403	1,321,366
	Dongwon Systems Corp.	29,890	600,785
*	Dongwoo Farm To Table Co., Ltd.	75,970	208,237
	Dongyang E&P, Inc.	31,077	439,119
# *	Dongyang Steel Pipe Co., Ltd.	495,999	438,168
	Doosan Co., Ltd.	22,914	947,515
# *	Doosan Infracore Co., Ltd.	489,348	3,620,643
	DoubleUGames Co., Ltd.	41,843	2,284,337
	DRB Holding Co., Ltd.	20,458	112,688
# *	Dreamus Co.	106,691	454,622
	Drgem Corp.	2,230	31,251
# *	DRTECH Corp.	175,505	223,424
*	DSK Co., Ltd.	6,892	42,812
	DTR Automotive Corp.	22,455	437,749
*	Duk San Neolux Co., Ltd.	56,637	1,488,361
	DY Corp.	79,928	283,763
	DY POWER Corp.	44,353	417,330
	e Tec E&C, Ltd.	7,662	716,434
	E1 Corp.	23,453	941,743
	Eagon Industrial, Ltd.	17,740	126,461
# *	Easy Bio, Inc.	12,045	815,504
#	Easy Holdings Co., Ltd.	233,098	799,853
	EBEST Investment & Securities Co., Ltd.	14,685	75,818
	Echo Marketing, Inc.	11,312	238,384
*	EcoBio Holdings Co., Ltd.	47,380	369,147
	Ecopro Co., Ltd.	107,131	4,067,321
	e-Credible Co., Ltd.	22,052	468,669

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
#	Eehwa Construction Co., Ltd.	68,520	$302,471
# *	EG Corp.	33,408	249,924
*	Ehwa Technologies Information Co., Ltd.	3,284,906	406,941
#	Elcomtec Co., Ltd.	135,002	170,020
#	Elentec Co., Ltd.	76,987	377,310
# *	EMKOREA Co., Ltd.	136,418	701,117
# *	EM-Tech Co., Ltd.	70,897	654,948
# *	EMW Co., Ltd.	204,411	93,901
*	Enex Co., Ltd.	106,249	90,765
	ENF Technology Co., Ltd.	53,064	1,839,112
*	Enplus Co., Ltd.	7,607	23,740
	Eo Technics Co., Ltd.	49,839	3,888,862
	Estechpharma Co., Ltd.	42,421	391,972
*	ESTsoft Corp.	31,344	225,406
# *	E-TRON Co., Ltd.	1,491,477	355,923
*	Eubiologics Co., Ltd.	17,258	269,222
	Eugene Corp.	275,292	1,024,012
	Eugene Investment & Securities Co., Ltd.	339,650	1,076,862
#	Eugene Technology Co., Ltd.	66,860	1,604,314
*	Eusu Holdings Co., Ltd.	74,351	349,737
*	Ewon Comfortech Co., Ltd.	3,634	34,327
*	Exax, Inc.	13,599	18,358
# *	Exem Co., Ltd.	152,435	499,113
#	Ezwel Co., Ltd.	91,444	781,527
	F&F Co., Ltd.	5,196	419,547
	Farmsco	70,294	286,760
	FarmStory Co., Ltd.	168,511	161,893
*	Feelux Co., Ltd.	283,759	749,996
	Fine Semitech Corp.	39,942	708,808
# *	Firstec Co., Ltd.	163,256	289,092
*	FNC Entertainment Co., Ltd.	3,147	17,008
#	Foosung Co., Ltd.	274,319	2,177,317
# *	Fourth-Link, Inc.	52,309	12,620
	Fursys, Inc.	16,042	417,078
*	Futurestream Networks Co., Ltd.	16,175	16,443
	Gabia, Inc.	44,165	518,677
# *	GAEASOFT	14,151	136,930
#	Galaxia Moneytree Co., Ltd.	63,004	190,116
*	Gamevil, Inc.	25,613	685,751
	Gaon Cable Co., Ltd.	11,599	209,723
	Gemvaxlink Co., Ltd.	291,934	308,353
*	Genie Music Corp.	196,662	698,947
	Geumhwa PSC Co., Ltd.	6,842	167,930
*	Gigalane Co., Ltd.	64,068	100,497
*	Globon Co., Ltd.	29,365	95,080
	GMB Korea Corp.	35,866	225,600
# *	GNCO Co., Ltd.	418,682	406,055
	GOLFZON Co., Ltd.	16,204	1,019,607
	Golfzon Newdin Holdings Co., Ltd.	118,033	665,552
# *	Good People Co., Ltd.	225,318	302,887
	Grand Korea Leisure Co., Ltd.	82,487	877,368
	Green Cross Cell Corp.	32,860	1,106,776
	Green Cross Holdings Corp.	79,061	1,572,995
*	Green Cross Medical Science Corp.	11,604	160,671
*	Green Non-Life Insurance Co., Ltd.	22,357	0
*	GS Global Corp.	239,806	355,231
	GS Home Shopping, Inc.	19,246	2,361,629
	Gwangju Shinsegae Co., Ltd.	3,553	483,214
# *	GY Commerce Co., Ltd.	149,142	55,450

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	Hae In Corp.	4,066	$18,101
#	HAESUNG DS Co., Ltd.	39,224	602,585
	Haesung Industrial Co., Ltd.	43,805	391,220
	Haimarrow Food Service Co., Ltd.	194,879	513,972
	Haitai Confectionery & Foods Co., Ltd.	48,751	356,638
*	Halla Corp.	108,814	322,188
	Halla Holdings Corp.	45,162	1,266,966
*	Han Chang Corp.	175,437	160,854
	Han Kuk Carbon Co., Ltd.	146,310	1,239,713
	Hana Micron, Inc.	122,373	790,691
#	Hana Tour Service, Inc.	49,379	1,695,143
	HanChang Paper Co., Ltd.	14,488	25,384
*	Hancom MDS, Inc.	28,657	303,941
*	Hancom, Inc.	74,218	1,127,963
	Handok, Inc.	51,132	1,354,663
	Handsome Co., Ltd.	76,917	1,901,721
#	Hanil Holdings Co., Ltd.	12,939	514,300
	Hanil Hyundai Cement Co., Ltd.	16,083	344,107
# *	Hanjin Heavy Industries & Construction Co., Ltd.	195,140	1,186,157
	Hanjin Transportation Co., Ltd.	48,288	2,015,769
	Hankook AtlasBX Co., Ltd.	1,212	52,162
*	Hankook Corp., Inc.	9,559	891
#	Hankook Cosmetics Manufacturing Co., Ltd.	12,582	433,753
	Hankook Shell Oil Co., Ltd.	3,797	802,857
	Hankook Synthetics, Inc.	550	0
	Hanla IMS Co., Ltd.	15,971	78,512
	Hanmi Semiconductor Co., Ltd.	132,343	1,276,235
	HanmiGlobal Co., Ltd.	38,637	294,664
	Hans Biomed Corp.	47,257	924,933
	Hansae Co., Ltd.	105,005	1,647,879
	Hansae Yes24 Holdings Co., Ltd.	63,193	319,340
#	Hanshin Construction.	44,474	520,967
	Hanshin Machinery Co.	91,006	124,545
	Hansol Chemical Co., Ltd.	50,585	6,310,819
*	Hansol Holdings Co., Ltd.	252,708	745,169
# *	Hansol HomeDeco Co., Ltd.	413,807	666,915
	Hansol Paper Co., Ltd.	96,988	1,170,277
*	Hansol Technics Co., Ltd.	137,939	1,052,395
*	Hanwha Aerospace Co., Ltd.	50,791	1,134,473
*	Hanwha General Insurance Co., Ltd.	311,367	770,444
*	Hanwha Investment & Securities Co., Ltd.	621,523	952,307
	Hanwha Life Insurance Co., Ltd.	655,542	893,730
	Hanyang Eng Co., Ltd.	55,645	540,422
	Hanyang Securities Co., Ltd.	41,592	325,881
*	Harim Co., Ltd.	276,387	630,022
	Harim Holdings Co., Ltd.	183,271	1,052,959
#	HB Technology Co., Ltd.	306,331	491,070
	HDC Holdings Co., Ltd.	49,223	435,324
	HDC Hyundai Development Co. Engineering & Construction, Class E	103,857	1,821,078
	HDC Hyundai Engineering Plastics Co., Ltd.	63,535	325,387
#	HDC I-Controls Co., Ltd.	31,380	262,451
# *	Heung-A Shipping Co., Ltd.	729,772	62,224
*	Heungkuk Fire & Marine Insurance Co., Ltd.	305,286	721,463
*	HFR, Inc.	6,434	148,246
	High Tech Pharm Co., Ltd.	9,245	95,527
#	Hitejinro Holdings Co., Ltd.	37,761	488,460
# *	HJ Magnolia Yongpyong Hotel & Resort Corp.	139,009	488,721
# *	HLB Life Science Co., Ltd.	107,649	2,511,668
*	HLB POWER Co., Ltd.	64,725	75,957

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
#	HLscience Co., Ltd.	2,994	$115,120
*	HMM Co., Ltd.	398,435	3,174,999
*	HNT Electronics Co., Ltd.	55,565	35,258
*	Home Center Holdings Co., Ltd.	299,272	324,051
# *	Homecast Co., Ltd.	167,079	438,709
	HS Industries Co., Ltd.	205,478	1,286,748
	HS R&A Co., Ltd.	185,609	319,650
*	HSD Engine Co., Ltd.	115,126	467,312
	Huchems Fine Chemical Corp.	100,258	2,032,347
*	Humax Co., Ltd.	42,751	175,011
	Humedix Co., Ltd.	29,564	567,151
*	Huneed Technologies.	55,366	271,820
	Huons Co., Ltd.	33,178	1,639,937
	Huons Global Co., Ltd.	29,434	734,115
#	Huvis Corp.	91,586	648,925
	Huvitz Co., Ltd.	54,273	327,194
	Hwa Shin Co., Ltd.	48,675	114,462
	Hwacheon Machine Tool Co., Ltd.	6,481	174,151
#	Hwail Pharm Co., Ltd.	53,363	480,456
	Hwangkum Steel & Technology Co., Ltd.	41,081	234,793
	Hwaseung Enterprise Co., Ltd.	71,812	827,800
	HwaSung Industrial Co., Ltd.	52,463	556,600
	Hy-Lok Corp.	49,998	463,218
*	Hyosung Advanced Materials Corp.	4,480	531,971
	Hyosung Chemical Corp.	3,102	347,405
*	Hyosung Heavy Industries Corp.	1,710	89,516
	Hyosung TNC Co., Ltd.	3,095	392,981
	HyosungITX Co., Ltd.	18,151	322,531
# *	Hyulim ROBOT Co., Ltd.	303,281	384,790
	Hyundai Bioland Co., Ltd.	88,938	1,754,111
*	Hyundai Bioscience Co., Ltd.	186,501	1,819,165
#	Hyundai BNG Steel Co., Ltd.	48,500	314,222
*	Hyundai Construction Equipment Co., Ltd.	64,837	1,434,428
	Hyundai Corp. Holdings, Inc.	31,669	296,057
#	Hyundai Corp.	46,652	570,728
	Hyundai Department Store Co., Ltd.	15,613	820,006
*	Hyundai Electric & Energy System Co., Ltd.	50,960	678,526
	Hyundai Greenfood Co., Ltd.	255,253	1,641,828
	Hyundai Home Shopping Network Corp.	35,021	2,189,766
	Hyundai Hy Communications & Networks Co., Ltd.	232,295	642,548
	Hyundai Livart Furniture Co., Ltd.	63,745	868,772
	Hyundai Mipo Dockyard Co., Ltd.	18,712	465,653
	Hyundai Motor Securities Co., Ltd.	84,211	800,626
#	Hyundai Pharmaceutical Co., Ltd.	96,966	510,849
*	Hyundai Rotem Co., Ltd.	67,663	894,090
	Hyundai Telecommunication Co., Ltd.	8,282	50,934
	Hyundai Wia Corp.	92,332	3,428,754
#	HyVision System, Inc.	58,211	561,299
	I&C Technology Co., Ltd.	56,987	197,966
#	i3system, Inc.	21,257	404,365
*	iA, Inc.	1,230,523	550,749
#	ICD Co., Ltd.	75,843	964,743
*	Icure Pharm, Inc.	1,675	68,457
	IDIS Holdings Co., Ltd.	1,320	15,240
# *	IHQ, Inc.	358,338	427,624
*	Il Dong Pharmaceutical Co., Ltd.	64,262	980,332
#	Iljin Diamond Co., Ltd.	38,246	1,640,932
*	Iljin Display Co., Ltd.	85,380	283,788
*	Iljin Electric Co., Ltd.	95,300	227,899

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
#	Iljin Holdings Co., Ltd.	109,778	$466,293
	Ilshin Spinning Co., Ltd.	8,136	493,590
# *	Ilshin Stone Co., Ltd.	256,307	451,037
#	ilShinbiobase Co., Ltd.	153,975	836,580
#	Ilsung Pharmaceuticals Co., Ltd.	4,137	284,176
	Ilyang Pharmaceutical Co., Ltd.	75,501	4,775,101
	iMarketKorea, Inc.	94,782	713,594
	InBody Co., Ltd.	58,869	793,634
# *	INCON Co., Ltd.	63,380	119,751
# *	Incross Co., Ltd.	21,432	761,711
# *	Infinitt Healthcare Co., Ltd.	85,520	472,533
	INITECH Co., Ltd.	34,978	130,914
	Innocean Worldwide, Inc.	47,201	2,461,716
	InnoWireless, Inc.	23,340	1,042,699
*	Innox Advanced Materials Co., Ltd.	34,261	1,344,150
# *	Inscobee, Inc.	463,400	923,492
# *	Insun ENT Co., Ltd.	146,116	1,176,711
	Intellian Technologies, Inc.	8,711	224,243
	Intelligent Digital Integrated Security Co., Ltd.	34,248	733,567
*	Interflex Co., Ltd.	67,672	811,135
#	Interojo Co., Ltd.	45,573	814,166
	Interpark Corp.	311,796	586,704
	INTOPS Co., Ltd.	69,613	1,002,725
	INZI Display Co., Ltd.	20,792	65,380
# *	Iones Co., Ltd.	55,099	372,845
	IS Dongseo Co., Ltd.	78,963	2,667,714
#	ISC Co., Ltd.	45,161	718,832
	i-SENS, Inc.	48,116	1,162,097
	ISU Chemical Co., Ltd.	94,059	879,545
	IsuPetasys Co., Ltd.	123,822	416,720
	It’s Hanbul Co., Ltd.	29,892	754,993
*	Jahwa Electronics Co., Ltd.	67,806	832,130
	JASTECH, Ltd.	45,583	305,272
# *	Jayjun Cosmetic Co., Ltd.	155,532	346,193
	JB Financial Group Co., Ltd.	718,074	3,244,167
#	JC Chemical Co., Ltd.	11,668	56,674
# *	JC Hyun System, Inc.	82,351	560,554
*	Jcontentree Corp.	25,881	565,501
	Jeil Pharmaceutical Co., Ltd.	5,220	293,182
# *	Jeju Semiconductor Corp.	154,448	481,290
*	Jejuair Co., Ltd.	57,829	662,210
# *	Jeongsan Aikang Co., Ltd.	156,808	247,330
*	Jin Air Co., Ltd.	2,355	17,544
	Jinro Distillers Co., Ltd.	10,056	274,475
	Jinsung T.E.C	75,315	665,226
	JLS Co., Ltd.	54,638	301,418
*	JNK Heaters Co., Ltd.	52,520	369,412
*	JoyCity Corp.	6,537	127,568
	JS Corp.	40,769	238,025
	Jusung Engineering Co., Ltd.	199,193	1,228,989
	JVM Co., Ltd.	14,255	422,083
	JW Holdings Corp.	200,778	939,596
#	JW Life Science Corp.	41,551	661,833
	JW Pharmaceutical Corp.	67,439	1,842,849
	JW Shinyak Corp.	53,446	242,514
	JYP Entertainment Corp.	137,162	3,740,962
# *	Kanglim Co., Ltd.	178,282	244,856
	Kangnam Jevisco Co., Ltd.	14,797	209,543
*	Kangstem Biotech Co., Ltd.	36,730	245,173

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
#	KAON Media Co., Ltd.	80,434	$413,164
	KC Co., Ltd.	35,918	757,652
	KC Cottrell Co., Ltd.	57,816	406,229
	KC Green Holdings Co., Ltd.	71,194	261,071
	KC Tech Co., Ltd.	49,778	982,998
	KCC Corp.	4,612	625,889
	KCC Engineering & Construction Co., Ltd.	36,099	225,204
	KCI, Ltd.	30,100	268,931
	KCO Energy, Inc.	120	0
*	KEC Corp.	487,373	869,551
#	KEPCO Engineering & Construction Co., Inc.	79,609	1,094,362
#	Keyang Electric Machinery Co., Ltd.	95,833	244,466
*	KEYEAST Co., Ltd.	58,751	555,362
	KG Eco Technology Service Co., Ltd.	33,870	122,577
	Kginicis Co., Ltd.	85,637	1,431,230
	KGMobilians Co., Ltd.	114,785	851,839
*	KH Vatec Co., Ltd.	92,733	1,398,298
	KINX, Inc.	15,872	1,145,519
	KISCO Corp.	85,062	348,694
	KISCO Holdings Co., Ltd.	45,990	471,244
	KISWIRE, Ltd.	42,127	515,149
# *	Kiwi Media Group Co., Ltd.	1,683,238	41,721
	KL-Net Corp.	61,091	141,459
#	KM Corp.	32,729	389,371
	KMH Co., Ltd.	68,139	1,462,816
	Kocom Co., Ltd.	38,159	205,092
	Koentec Co., Ltd.	121,211	905,994
	Koh Young Technology, Inc.	50,451	3,550,477
	Kolmar BNH Co., Ltd.	37,326	1,717,351
#	Kolmar Korea Co., Ltd.	69,539	2,720,805
	Kolmar Korea Holdings Co., Ltd.	39,964	839,203
	Kolon Corp.	35,128	631,289
	Kolon Global Corp.	40,693	633,631
	Kolon Industries, Inc.	79,866	2,513,363
	Kolon Plastic, Inc.	69,857	236,172
	Komelon Corp.	28,362	209,610
	KoMiCo, Ltd.	30,137	979,964
*	KONA I Co., Ltd.	46,410	1,121,322
	Kopla Co., Ltd.	93,079	314,751
#	Korea Alcohol Industrial Co., Ltd.	73,199	823,345
	Korea Asset In Trust Co., Ltd.	338,561	1,104,221
	Korea Autoglass Corp.	55,011	685,012
#	Korea Cast Iron Pipe Industries Co., Ltd.	56,204	396,615
# *	Korea Circuit Co., Ltd.	56,477	632,100
*	Korea District Heating Corp.	17,481	561,746
	Korea Electric Terminal Co., Ltd.	32,721	1,332,574
	Korea Electronic Certification Authority, Inc.	76,475	385,698
#	Korea Electronic Power Industrial Development Co., Ltd.	71,059	229,527
	Korea Export Packaging Industrial Co., Ltd.	5,621	91,998
	Korea Flange Co., Ltd.	70,591	120,648
# *	Korea Information & Communications Co., Ltd.	33,358	245,492
	Korea Information Certificate Authority, Inc.	86,298	544,055
*	Korea Line Corp.	749,270	1,059,067
*	Korea Materials & Analysis Corp.	145,937	173,361
	Korea Petrochemical Ind Co., Ltd.	18,080	3,108,150
	Korea Real Estate Investment & Trust Co., Ltd.	868,715	1,379,633
	Korea United Pharm, Inc.	48,550	2,057,370
	Korean Reinsurance Co.	464,852	3,049,208
	Kortek Corp.	52,215	370,351

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
# *	KPM Tech Co., Ltd.	113,288	$304,349
#	KPX Chemical Co., Ltd.	11,331	480,559
	KRTnet Corp.	39,915	149,225
*	KSIGN Co., Ltd.	220,369	280,460
	KSS LINE, Ltd.	82,257	676,230
*	KT Hitel Co., Ltd.	77,968	343,646
	KT Skylife Co., Ltd.	112,914	948,189
#	KT Submarine Co., Ltd.	70,841	344,736
	KTB Investment & Securities Co., Ltd.	228,843	516,382
#	KTCS Corp.	149,693	268,785
	Ktis Corp.	145,592	308,171
#	Kuk Young G&M.	186,943	665,143
	Kukbo Design Co., Ltd.	18,504	250,606
	Kukdo Chemical Co., Ltd.	11,618	442,554
#	Kukdong Oil & Chemicals Co., Ltd.	89,179	261,128
# *	Kuk-il Paper Manufacturing Co., Ltd.	596,800	2,535,188
# *	Kum Yang Co., Ltd.	95,714	403,941
	Kumho Industrial Co., Ltd.	111,606	692,480
# *	Kumho Tire Co., Inc.	468,603	1,472,399
	Kumkang Kind Co., Ltd.	62,740	238,083
	Kwang Dong Pharmaceutical Co., Ltd.	190,695	1,531,381
	Kwang Myung Electric Co., Ltd.	178,430	304,804
#	Kyeryong Construction Industrial Co., Ltd.	33,110	602,598
	Kyobo Securities Co., Ltd.	110,833	652,811
	Kyongbo Pharmaceutical Co., Ltd.	63,922	538,883
	Kyung Dong Navien Co., Ltd.	33,244	1,566,095
	Kyung Nong Corp.	29,850	304,161
#	Kyungbang Co., Ltd.	66,497	630,741
	KyungDong City Gas Co., Ltd.	17,104	281,830
	Kyungdong Pharm Co., Ltd.	78,312	641,369
	Kyung-In Synthetic Corp.	182,535	1,057,061
	L&F Co., Ltd.	82,706	2,889,628
*	L&K Biomed Co., Ltd.	26,992	247,279
# *	LabGenomics Co., Ltd.	49,913	1,299,984
*	Lake Materials Co., Ltd.	9,106	16,642
#	LB Semicon, Inc.	183,953	1,492,153
	Leadcorp, Inc. (The)	94,611	574,050
*	Leaders Cosmetics Co., Ltd.	44,585	144,681
	LEENO Industrial, Inc.	15,458	1,662,714
*	Leenos Corp.	87,523	81,145
*	LegoChem Biosciences, Inc.	5,838	273,307
	LF Corp.	114,664	1,485,222
	LG Hausys, Ltd.	37,646	2,202,587
	LG HelloVision Co., Ltd.	144,411	485,814
	LG International Corp.	170,457	2,337,071
	LIG Nex1 Co., Ltd.	58,193	1,443,233
#	Lion Chemtech Co., Ltd.	53,763	339,746
# *	Livefinancial Co., Ltd.	141,635	158,684
#	LMS Co., Ltd.	29,641	245,889
*	Lock & Lock Co., Ltd.	108,303	998,109
# *	LONGTU KOREA, Inc.	87,167	374,071
*	LOT Vacuum Co., Ltd.	56,801	843,100
	Lotte Chilsung Beverage Co., Ltd.	17,472	1,330,373
	Lotte Confectionery Co., Ltd.	2,631	228,956
	LOTTE Fine Chemical Co., Ltd.	100,843	4,331,440
	Lotte Food Co., Ltd.	2,422	652,796
	LOTTE Himart Co., Ltd.	53,303	1,448,168
# *	Lotte Non-Life Insurance Co., Ltd.	310,616	455,507
# *	Lotte Tour Development Co., Ltd.	73,567	940,056

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	LS Cable & System Asia, Ltd.	53,938	$347,797
	LS Corp.	10,154	465,149
	LS Electric Co., Ltd.	6,961	305,657
*	Lumens Co., Ltd.	212,272	310,996
*	Lumimicro Co., Ltd.	41,764	74,298
*	Lutronic Corp.	106,910	466,575
# *	LVMC Holdings	273,689	738,713
	Maeil Dairies Co., Ltd.	3,867	227,086
	Maeil Holdings Co., Ltd.	29,023	203,565
	Mando Corp.	58,410	1,856,535
# *	Maniker Co., Ltd.	577,058	340,475
#	Mcnex Co., Ltd.	68,256	2,002,261
# *	ME2ON Co., Ltd.	114,316	584,425
# *	Mediana Co., Ltd.	35,251	447,740
# *	Medience Co., Ltd.	53,361	73,979
*	Medipost Co., Ltd.	18,859	498,568
	Medy-Tox, Inc.	10,131	1,656,876
	Meerecompany, Inc.	19,710	608,966
#	MegaStudy Co., Ltd.	45,287	459,820
	MegaStudyEdu Co., Ltd.	41,993	1,283,737
*	Melfas, Inc.	52,204	58,036
	Meritz Financial Group, Inc.	3,500	29,146
	Meritz Fire & Marine Insurance Co., Ltd.	24,199	296,900
#	META BIOMED Co., Ltd.	111,778	256,658
*	Mgame Corp.	104,493	431,037
	Mi Chang Oil Industrial Co., Ltd.	3,528	195,405
	MiCo, Ltd.	139,973	1,872,838
	Minwise Co., Ltd.	47,784	627,785
	Mirae Asset Life Insurance Co., Ltd.	406,022	1,359,552
*	Mirae Corp.	64,038	167,335
	Miwon Chemicals Co., Ltd.	3,853	191,956
	Miwon Commercial Co., Ltd.	5,072	438,066
	Miwon Specialty Chemical Co., Ltd.	8,979	788,832
#	MK Electron Co., Ltd.	75,720	610,584
*	MNTech Co., Ltd.	86,069	196,584
# *	Mobile Appliance, Inc.	152,843	716,381
	Modetour Network, Inc.	77,217	948,590
#	Monalisa Co., Ltd.	124,394	578,830
#	MonAmi Co., Ltd.	104,161	599,343
	Moorim P&P Co., Ltd.	122,017	336,413
	Moorim Paper Co., Ltd.	123,315	255,632
#	Motonic Corp.	58,751	589,654
# *	MP Group, Inc.	151,072	32,827
#	MS Autotech Co., Ltd.	143,953	771,278
# *	Muhak Co., Ltd.	67,096	376,340
#	Multicampus Co., Ltd.	12,960	414,721
# *	MyungMoon Pharm Co., Ltd.	128,892	682,234
#	Nam Hwa Construction Co., Ltd.	37,268	378,161
#	Namhae Chemical Corp.	141,345	991,612
*	NamKwang Engineering & Construction Co., Ltd.	2,218	19,144
# *	Namsun Aluminum Co., Ltd.	338,074	1,185,357
# *	Namuga Co., Ltd.	18,234	307,009
	Namyang Dairy Products Co., Ltd.	1,721	387,898
*	NanoenTek, Inc.	99,817	815,089
	Nasmedia Co., Ltd.	17,666	485,390
# *	Nature & Environment Co., Ltd.	384,677	450,758
# *	Naturecell Co., Ltd.	132,386	1,074,378
*	NDFOS Co., Ltd.	42,482	279,546
	NeoPharm Co., Ltd.	25,196	602,503

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
*	Neowiz	74,956	$1,391,607
#	NEOWIZ HOLDINGS Corp.	24,054	328,812
#	NEPES Corp.	94,712	2,395,179
# *	New Power Plasma Co., Ltd.	129,289	750,022
	Newtree Co., Ltd.	2,760	52,459
	Nexen Corp.	125,041	443,067
	Nexen Tire Corp.	178,824	828,433
*	Nexon GT Co., Ltd.	5,993	62,725
*	Next Entertainment World Co., Ltd.	105,261	354,639
*	Next Science Co., Ltd.	13,106	65,078
# *	NextEye Co., Ltd.	197,968	318,916
	Nexturn Co., Ltd.	15,192	114,891
	NHN KCP Corp.	64,332	3,821,760
*	NIBEC Co., Ltd.	6,411	157,461
	NICE Holdings Co., Ltd.	120,806	1,925,247
	Nice Information & Telecommunication, Inc.	31,968	655,785
	NICE Information Service Co., Ltd.	191,326	3,294,269
	NICE Total Cash Management Co., Ltd.	80,908	411,384
*	NK Co., Ltd.	342,863	306,932
	Nong Shim Holdings Co., Ltd.	11,490	734,548
#	Nong Woo Bio Co., Ltd.	39,694	339,084
	Noroo Holdings Co., Ltd.	9,344	75,504
#	NOROO Paint & Coatings Co., Ltd.	48,541	299,996
	NPC	66,771	175,480
	NS Shopping Co., Ltd.	75,999	822,981
*	nTels Co., Ltd.	24,999	172,298
	Nuri Telecom Co., Ltd.	17,628	110,741
*	NUVOTEC Co., Ltd.	153,125	191,902
	Oceanbridge Co., Ltd.	19,278	242,147
*	OCI Co., Ltd.	44,150	2,430,829
	Okong Corp.	14,342	57,421
# *	Omnisystem Co., Ltd.	233,956	544,896
#	Openbase, Inc.	183,847	531,755
	Opto Device Technology Co., Ltd.	29,480	131,190
	OptoElectronics Solutions Co., Ltd.	38,766	1,510,219
	OPTRON-TEC, Inc.	118,222	648,078
# *	Orbitech Co., Ltd.	115,974	421,319
# *	Orientbio, Inc.	437,273	578,454
	Orion Holdings Corp.	130,785	1,434,115
*	OSANGJAIEL Co., Ltd.	37,994	423,287
*	Osstem Implant Co., Ltd.	63,955	2,199,491
*	Osung Advanced Materials Co., Ltd.	258,797	770,711
#	Paik Kwang Industrial Co., Ltd.	153,313	416,269
*	Pan Ocean Co., Ltd.	119,301	379,846
	Pang Rim Co., Ltd.	101,740	153,605
	Pan-Pacific Co., Ltd.	161,223	221,586
	Paradise Co., Ltd.	61,644	695,728
	Park Systems Corp.	1,748	93,563
	Partron Co., Ltd.	218,368	1,879,840
# *	Paru Co., Ltd.	152,785	391,910
*	People & Technology, Inc.	27,588	476,365
	Pharma Research Products Co., Ltd.	24,555	1,306,114
*	Pharmicell Co., Ltd.	119,815	1,871,090
	PI Advanced Materials Co., Ltd.	83,696	2,132,273
# *	PNE Solution Co., Ltd.	61,691	979,534
*	Pobis TNC Co., Ltd.	414,534	335,920
	Point Engineering Co., Ltd.	5,136	13,661
*	POLUS BioPharm, Inc.	42,209	8,544
	Poongsan Corp.	107,439	2,337,012

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	Poongsan Holdings Corp.	26,047	$599,692
	Posco ICT Co., Ltd.	296,838	1,757,802
	Posco International Corp.	23,326	275,497
#	Posco M-Tech Co., Ltd.	137,510	512,571
#	Power Logics Co., Ltd.	136,868	957,866
*	Prostemics Co., Ltd.	49,725	153,738
#	Protec Co., Ltd.	28,509	676,646
	PS TEC Co., Ltd.	60,011	230,871
	PSK, Inc.	55,461	1,526,760
	Pulmuone Co., Ltd.	78,987	1,092,520
	Puloon Technology, Inc.	1,590	18,060
	Pungkuk Alcohol Industry Co., Ltd.	32,332	567,267
#	Pyeong Hwa Automotive Co., Ltd.	45,439	305,111
# *	RaonSecure Co., Ltd.	159,690	466,226
	Rayence Co., Ltd.	21,966	207,492
*	Redrover Co., Ltd.	335,561	33,824
#	Reyon Pharmaceutical Co., Ltd.	33,224	550,051
#	RFHIC Corp.	64,357	1,979,065
*	RFTech Co., Ltd.	114,269	1,010,724
# *	Robostar Co., Ltd.	34,112	380,408
*	Robotis Co., Ltd.	9,311	104,513
*	Rorze Systems Corp.	12,806	56,717
#	Rsupport Co., Ltd.	59,819	720,981
#	S Net Systems, Inc.	62,738	388,452
#	S&S Tech Corp.	75,160	2,250,934
	S&T Corp.	13,299	176,772
	S&T Dynamics Co., Ltd.	92,749	427,021
	S&T Holdings Co., Ltd.	40,063	490,508
	S&T Motiv Co., Ltd.	51,092	2,283,549
# *	S.Y. Co., Ltd.	134,827	428,818
	Sajo Industries Co., Ltd.	11,477	287,593
	Sajodaerim Corp.	2,580	30,676
*	Sajodongaone Co., Ltd.	29,518	21,432
	Sam Chun Dang Pharm Co., Ltd.	75,658	3,571,576
*	SAM KANG M&T Co., Ltd.	103,756	1,393,532
	Sam Kwang Glass Co., Ltd.	15,501	520,623
	Sam Young Electronics Co., Ltd.	63,720	439,867
#	Sam Yung Trading Co., Ltd.	95,984	1,158,097
	Sambo Corrugated Board Co., Ltd.	7,239	53,492
*	Sambo Motors Co., Ltd.	45,702	258,951
*	Sambon Electronics Co., Ltd.	208,977	308,384
*	Sambu Engineering & Construction Co., Ltd.	29,011	96,844
	Samchully Co., Ltd.	13,381	900,987
*	Samchuly Bicycle Co., Ltd.	47,168	350,055
#	Samho Development Co., Ltd.	97,370	342,840
	SAMHWA Paints Industrial Co., Ltd.	51,482	222,099
	Samick Musical Instruments Co., Ltd.	280,818	336,846
#	Samick THK Co., Ltd.	48,469	436,805
#	Samil Pharmaceutical Co., Ltd.	22,485	419,605
	Samji Electronics Co., Ltd.	48,854	473,846
	Samjin LND Co., Ltd.	98,862	291,054
	Samjin Pharmaceutical Co., Ltd.	50,152	1,144,628
*	Samkee Corp.	55,391	149,400
	Sammok S-Form Co., Ltd.	31,502	208,890
#	SAMPYO Cement Co., Ltd.	179,001	536,415
# *	Samsung Pharmaceutical Co., Ltd.	296,288	928,712
	Samsung Publishing Co., Ltd.	23,083	488,922
	SAMT Co., Ltd.	290,605	569,831
	Samwha Capacitor Co., Ltd.	43,204	1,943,326

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
#	Samwha Electric Co., Ltd.	24,490	$390,140
	Samyang Corp.	19,500	831,170
	Samyang Foods Co., Ltd.	16,779	1,434,053
	Samyang Holdings Corp.	20,315	1,113,896
	Samyang Tongsang Co., Ltd.	6,974	380,549
	Sang-A Frontec Co., Ltd.	45,202	1,593,858
*	Sangbo Corp.	96,831	102,130
	Sangsangin Co., Ltd.	176,286	910,377
	Sangsin Energy Display Precision Co., Ltd.	47,374	528,907
	SaraminHR Co., Ltd.	30,866	637,128
#	Satrec Initiative Co., Ltd.	35,524	741,896
	SAVEZONE I&C Corp.	94,291	224,676
# *	SBI Investment Korea Co., Ltd.	517,939	380,467
*	SBS Media Holdings Co., Ltd.	163,378	237,434
# *	SBW	1,186,119	642,408
	SCI Information Service, Inc.	18,181	82,582
*	S-Connect Co., Ltd.	235,710	442,678
*	SD Biotechnologies Co., Ltd.	48,626	227,762
# *	SDN Co., Ltd.	237,263	885,476
	Seah Besteel Corp.	51,280	426,880
	SeAH Holdings Corp.	3,948	245,267
	SeAH Steel Corp.	7,164	520,571
	SeAH Steel Holdings Corp.	7,958	315,845
	Sebang Co., Ltd.	65,994	525,609
	Sebang Global Battery Co., Ltd.	38,208	928,428
#	Secuve Co., Ltd.	184,996	239,346
	Seegene, Inc.	65,372	14,970,889
	Sejin Heavy Industries Co., Ltd.	6	36
	Sejong Industrial Co., Ltd.	53,849	411,620
*	Sejong Telecom, Inc.	2,024,357	531,962
	Sekonix Co., Ltd.	57,447	289,600
# *	Selvas AI, Inc.	179,027	421,117
	Sempio Foods Co.	12,562	484,188
	Semyung Electric Machinery Co., Ltd.	8,458	28,283
	S-Energy Co., Ltd.	61,002	412,653
*	Seobu T&D	272,503	1,468,748
	Seohan Co., Ltd.	463,181	561,515
	Seohee Construction Co., Ltd.	53,839	54,000
	Seojin System Co., Ltd.	17,833	556,097
*	Seoul Auction Co., Ltd.	36,120	143,552
*	Seoul Food Industrial Co., Ltd.	1,710,513	226,047
#	Seoul Pharma Co., Ltd.	27,724	283,601
	Seoul Semiconductor Co., Ltd.	222,458	3,442,168
#	Seoulin Bioscience Co., Ltd.	30,510	307,997
#	Seowon Co., Ltd.	158,377	397,495
	SEOWONINTECH Co., Ltd.	42,617	237,062
#	Seoyon Co., Ltd.	56,279	453,564
	Seoyon E-Hwa Co., Ltd.	37,029	144,850
	Sewha P&C, Inc.	34,542	122,456
*	Sewon Cellontech Co., Ltd.	259,045	619,570
	Sewon Precision Industry Co., Ltd.	25,563	34,173
	SEWOONMEDICAL Co., Ltd.	143,318	447,833
	SFA Engineering Corp.	101,797	3,285,239
*	SFA Semicon Co., Ltd.	439,054	1,918,275
# *	SG Corp.	646,214	329,790
*	SH Energy & Chemical Co., Ltd.	473,167	327,206
*	Shin Poong Pharmaceutical Co., Ltd.	38,000	4,228,575
	Shindaeyang Paper Co., Ltd.	9,597	433,657
#	Shinil Electronics Co., Ltd.	370,771	587,004

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	Shinsegae Engineering & Construction Co., Ltd.	13,660	$263,989
#	Shinsegae Food Co., Ltd.	7,783	356,077
	Shinsegae International, Inc.	3,873	487,248
# *	Shinsung E&G Co., Ltd.	695,198	1,838,985
# *	Shinsung Tongsang Co., Ltd.	303,011	502,008
#	Shinwha Intertek Corp.	129,666	296,354
# *	Shinwon Corp.	284,341	340,719
	Shinyoung Securities Co., Ltd.	24,911	1,008,963
	SHOWBOX Corp.	156,362	372,165
*	Signetics Corp.	215,282	132,253
	SIGONG TECH Co., Ltd.	55,345	226,680
	Silicon Works Co., Ltd.	66,741	2,691,172
#	Silla Co., Ltd.	32,497	266,046
	SIMMTECH Co., Ltd.	66,827	1,003,222
	SIMPAC, Inc.	57,924	116,174
	Sindoh Co., Ltd.	26,797	523,321
	Sinil Pharm Co., Ltd.	1,717	33,868
	SinSin Pharmaceutical Co., Ltd.	50,462	355,169
	SK D&D Co., Ltd.	45,917	1,655,122
	SK Discovery Co., Ltd.	61,089	3,411,263
	SK Gas, Ltd.	4,847	451,537
	SK Networks Co., Ltd.	1,121,588	4,498,877
*	SK Rent A Car Co., Ltd.	5,142	37,819
	SK Securities Co., Ltd.	2,161,071	1,339,098
	SL Corp.	91,774	1,178,175
*	SM Culture & Contents Co., Ltd.	277,128	375,040
*	SM Entertainment Co., Ltd.	106,992	2,745,422
*	SM Life Design Group Co., Ltd.	66,427	103,866
# *	S-MAC Co., Ltd.	1,016,327	1,619,811
	SMCore, Inc.	57,045	320,421
*	SMEC Co., Ltd.	142,051	259,679
*	SNU Precision Co., Ltd.	123,171	420,961
*	Solborn, Inc.	80,654	285,870
# *	Solid, Inc.	229,788	1,789,942
	Songwon Industrial Co., Ltd.	85,384	1,075,273
# *	Sonokong Co., Ltd.	81,520	115,464
*	Soulbrain Co., Ltd.	16,048	3,074,637
	Soulbrain Holdings Co., Ltd.	19,846	756,529
	SPC Samlip Co., Ltd.	12,646	706,772
#	SPG Co., Ltd.	73,037	454,880
#	Spigen Korea Co., Ltd.	16,487	908,934
# *	Ssangyong Motor Co.	208,506	808,650
*	ST Pharm Co., Ltd.	48,756	2,597,544
	Suheung Co., Ltd.	28,683	1,245,593
	Sun Kwang Co., Ltd.	23,100	480,324
# *	SundayToz Corp.	27,241	470,573
	Sung Bo Chemicals Co., Ltd.	54,364	194,708
	Sung Kwang Bend Co., Ltd.	96,169	502,331
*	Sungchang Enterprise Holdings, Ltd.	298,700	442,693
#	Sungdo Engineering & Construction Co., Ltd.	58,912	205,721
#	Sungshin Cement Co., Ltd.	105,692	612,871
	Sungwoo Hitech Co., Ltd.	267,199	839,912
#	Sunjin Co., Ltd.	75,392	668,271
# *	Sunny Electronics Corp.	208,190	798,536
*	Suprema, Inc.	30,158	729,437
*	Synergy Innovation Co., Ltd.	105,399	291,714
*	Synopex, Inc.	353,288	1,450,583
	Systems Technology, Inc.	57,629	756,657
#	Tae Kyung Industrial Co., Ltd.	55,377	244,548

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	Taekwang Industrial Co., Ltd.	1,790	$1,126,825
*	Taewoong Co., Ltd.	58,216	665,398
#	Taeyoung Engineering & Construction Co., Ltd.	119,455	1,058,347
# *	Taihan Electric Wire Co., Ltd.	1,331,592	1,027,754
# *	Taihan Fiberoptics Co., Ltd.	319,405	1,003,922
*	Taihan Textile Co., Ltd.	1,976	59,734
	Tailim Packaging Co., Ltd.	119,701	536,093
	TechWing, Inc.	73,207	1,134,457
*	Tego Science, Inc.	7,237	160,073
*	Telcon RF Pharmaceutical, Inc.	277,957	1,483,297
#	Telechips, Inc.	59,054	654,171
	TES Co., Ltd.	78,960	1,735,134
*	Theragen Etex Co., Ltd.	162,753	1,420,592
# *	Thinkware Systems Corp.	30,488	251,017
*	TK Chemical Corp.	236,531	351,587
	TK Corp.	83,276	437,098
*	TOBESOFT Co., Ltd.	19,357	32,320
#	Tokai Carbon Korea Co., Ltd.	25,232	2,063,522
# *	Tong Yang Moolsan Co., Ltd.	469,563	591,932
	Tongyang Life Insurance Co., Ltd.	251,965	703,741
#	Tongyang, Inc.	734,340	721,829
*	Tonymoly Co., Ltd.	33,132	268,695
	Top Engineering Co., Ltd.	72,611	584,212
#	Toptec Co., Ltd.	114,568	1,533,443
	Tovis Co., Ltd.	76,203	405,910
#	TS Corp.	25,021	409,046
*	TY Holdings Co., Ltd.	115,163	2,065,356
#	UBCare Co., Ltd.	136,518	1,020,558
	Ubiquoss Holdings, Inc.	38,567	875,241
	Ubiquoss, Inc.	15,845	425,390
	UIL Co., Ltd.	61,218	205,248
#	Uju Electronics Co., Ltd.	39,632	968,447
*	Uni-Chem Co., Ltd.	257,716	299,493
#	Unick Corp.	67,234	465,460
	Unid Co., Ltd.	28,785	1,105,013
	Union Semiconductor Equipment & Materials Co., Ltd.	132,749	786,752
	Uniquest Corp.	76,360	683,098
*	Unison Co., Ltd.	490,743	2,237,004
# *	Unitekno Co., Ltd.	17,561	167,326
	UniTest, Inc.	74,969	1,463,032
	UTI, Inc.	19,414	208,207
	Value Added Technology Co., Ltd.	46,869	857,792
*	Viatron Technologies, Inc.	57,855	439,691
# *	VICTEK Co., Ltd.	129,990	821,672
*	Vidente Co., Ltd.	35,339	200,040
#	Vieworks Co., Ltd.	43,901	1,117,797
#	Visang Education, Inc.	39,727	223,648
	Vitzro Tech Co., Ltd.	11,550	77,318
	Vitzrocell Co., Ltd.	75,098	1,161,720
# *	VitzroSys Co., Ltd.	4,135	23,197
*	Vivien Corp.	12,352	34,245
*	VT GMP Co., Ltd.	17,665	126,674
*	W Holding Co., Ltd.	56,937	15,651
*	Webzen, Inc.	89,808	2,546,045
*	Welcron Co., Ltd.	189,702	1,151,252
*	Wellbiotec Co., Ltd.	17,722	31,792
	Wemade Co., Ltd.	52,283	1,837,702
	Whanin Pharmaceutical Co., Ltd.	59,974	768,393
# *	WillBes & Co. (The)	293,821	304,952

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	Winix, Inc.	50,207	$879,193
	Wins Co., Ltd.	34,279	477,720
	WiSoL Co., Ltd.	111,508	1,468,872
*	WIZIT Co., Ltd.	395,737	239,854
*	WONIK CUBE Corp.	46,479	66,472
*	Wonik Holdings Co., Ltd.	235,016	874,965
	Wonik Materials Co., Ltd.	37,769	882,253
# *	Wonik QnC Corp.	76,921	1,020,707
*	Wonpung Mulsan Co., Ltd.	12,366	27,145
	Woojin, Inc.	2,070	7,756
*	Woori Investment Bank Co., Ltd.	2,002,972	910,311
# *	Woori Technology Investment Co., Ltd.	326,126	965,463
# *	Woori Technology, Inc.	601,518	614,484
*	Wooridul Pharmaceutical, Ltd.	82,795	942,611
# *	Wooriro Co., Ltd.	16,683	21,716
	Woorison F&G Co., Ltd.	163,424	283,562
#	Woory Industrial Co., Ltd.	33,960	500,806
# *	Woosu AMS Co., Ltd.	106,413	741,622
#	WooSung Feed Co., Ltd.	103,772	275,412
*	Woowon Development Co., Ltd.	34,932	165,369
#	Worldex Industry & Trading Co., Ltd.	49,210	598,903
	Y G-1 Co., Ltd.	84,360	374,392
*	YBM NET, Inc.	18,867	146,724
*	Y-entec Co., Ltd.	4,556	44,058
*	Yest Co., Ltd.	54,484	400,484
*	YG Entertainment, Inc.	56,949	1,963,969
*	YIK Corp.	98,562	467,803
# *	YJM Games Co., Ltd.	191,657	214,480
# *	YMC Co., Ltd.	69,354	472,759
	Yonwoo Co., Ltd.	22,703	374,999
	Yoosung Enterprise Co., Ltd.	97,019	231,411
	Youlchon Chemical Co., Ltd.	51,749	694,973
	Young Poong Corp.	702	299,384
	Young Poong Precision Corp.	48,139	322,576
	Youngone Corp.	18,516	465,732
	Youngone Holdings Co., Ltd.	33,501	1,056,210
*	YoungWoo DSP Co., Ltd.	125,945	168,094
	YTN Co., Ltd.	73,837	207,967
*	Yuanta Securities Korea Co., Ltd.	535,199	1,280,873
	YuHwa Securities Co., Ltd.	96,255	189,454
*	Yujin Robot Co., Ltd.	111,009	262,335
*	Yungjin Pharmaceutical Co., Ltd.	518,587	3,265,667
# *	Yuyang DNU Co., Ltd.	177,980	71,760
	Yuyu Pharma, Inc.	1,676	20,129
	Zeus Co., Ltd.	35,614	559,591

TOTAL SOUTH KOREA			749,004,499

TAIWAN — (19.7%)
	Sino American Electronic Co.	564,703	0
	ABC Taiwan Electronics Corp.	408,977	290,220
	Ability Enterprise Co., Ltd.	1,452,293	656,839
# *	Ability Opto-Electronics Technology Co., Ltd.	360,776	411,947
#	AcBel Polytech, Inc.	2,107,599	1,926,850
	Ace Pillar Co., Ltd.	279,000	239,734
#	ACES Electronic Co., Ltd.	537,000	607,750
*	Acon Holding, Inc.	951,000	283,811
#	Acter Group Corp., Ltd.	221,302	1,451,610
	Action Electronics Co., Ltd.	1,082,000	425,622
#	Actron Technology Corp.	314,320	948,730

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
#	A-DATA Technology Co., Ltd.	1,222,879	$2,362,057
#	Addcn Technology Co., Ltd.	114,299	827,446
	Adlink Technology, Inc.	12,000	27,721
	Advanced Ceramic X Corp.	232,000	2,910,388
	Advanced International Multitech Co., Ltd.	624,000	846,235
*	Advanced Lithium Electrochemistry Cayman Co., Ltd.	513,111	256,567
# *	Advanced Optoelectronic Technology, Inc.	681,000	490,253
	Advanced Power Electronics Corp.	113,000	158,578
#	Advanced Wireless Semiconductor Co.	741,409	2,563,285
	Advancetek Enterprise Co., Ltd.	1,325,519	885,751
	AEON Motor Co., Ltd.	11,359	12,746
	Aerospace Industrial Development Corp.	2,860,000	2,741,673
*	AGV Products Corp.	2,118,433	548,429
	Airmate Cayman International Co., Ltd.	37,234	29,999
#	Alchip Technologies, Ltd.	302,000	5,124,973
# *	ALI Corp.	928,775	941,018
#	Allied Circuit Co., Ltd.	151,000	591,902
#	Allis Electric Co., Ltd.	818,874	812,908
#	Alltek Technology Corp.	751,750	522,410
#	Alltop Technology Co., Ltd.	334,000	896,691
	Alpha Networks, Inc.	1,759,158	1,590,315
	Altek Corp.	1,320,945	1,189,769
#	Amazing Microelectronic Corp.	378,085	1,074,501
# *	Ambassador Hotel (The)	1,554,000	1,668,573
#	Ampire Co., Ltd.	444,000	295,419
#	AMPOC Far-East Co., Ltd.	473,444	552,551
*	AmTRAN Technology Co., Ltd.	4,121,951	1,470,370
	Anderson Industrial Corp.	290,416	80,685
#	Anpec Electronics Corp.	375,007	1,040,622
#	Apac Opto Electronics, Inc.	147,000	146,158
	Apacer Technology, Inc.	444,325	566,229
#	APAQ Technology Co., Ltd.	239,120	411,220
#	APCB, Inc.	687,000	492,810
#	Apex Biotechnology Corp.	474,483	397,624
#	Apex International Co., Ltd.	1,110,470	2,885,638
#	Apex Medical Corp.	334,500	346,240
#	Apex Science & Engineering	666,132	257,623
	Apogee Optocom Co., Ltd.	48,000	158,971
#	Arcadyan Technology Corp.	723,055	2,526,551
	Ardentec Corp.	2,296,274	2,687,719
#	Argosy Research, Inc.	337,396	1,248,294
	Asia Electronic Material Co., Ltd.	331,000	183,181
	Asia Optical Co., Inc.	1,200,000	2,673,792
*	Asia Pacific Telecom Co., Ltd.	6,978,999	2,292,874
# *	Asia Plastic Recycling Holding, Ltd.	1,131,182	292,021
#	Asia Polymer Corp.	1,919,193	1,276,006
#	Asia Tech Image, Inc.	258,000	457,886
	Asia Vital Components Co., Ltd.	1,508,058	3,554,943
#	ASPEED Technology, Inc.	111,599	5,401,337
#	ASROCK, Inc.	215,000	1,238,709
	ATE Energy International Co., Ltd.	9,000	9,959
	Aten International Co., Ltd.	449,479	1,292,871
	Audix Corp.	415,600	647,710
	AURAS Technology Co., Ltd.	345,148	2,651,940
	Aurona Industries, Inc.	336,000	196,897
	Aurora Corp.	392,349	1,154,788
#	Avalue Technology, Inc.	243,000	426,077
	Avita Corp.	13,000	63,805
	AVY Precision Technology, Inc.	623,841	513,280

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
#	Awea Mechantronic Co., Ltd.	168,210	$175,306
#	Axiomtek Co., Ltd.	301,000	535,749
*	Azurewave Technologies, Inc.	457,000	493,614
	Bank of Kaohsiung Co., Ltd.	2,797,693	983,497
#	Baolong International Co., Ltd.	386,000	194,599
	Basso Industry Corp.	629,900	845,507
#	BenQ Materials Corp.	978,000	760,293
	BES Engineering Corp.	7,552,750	1,937,423
#	Bin Chuan Enterprise Co., Ltd.	426,070	404,612
#	Bionet Corp.	132,000	168,059
	Bionime Corp.	154,000	380,968
# *	Biostar Microtech International Corp.	871,975	457,219
#	Bioteque Corp.	288,308	1,387,772
#	Bizlink Holding, Inc.	652,492	5,017,509
*	Boardtek Electronics Corp.	893,000	792,987
	Bon Fame Co., Ltd.	71,000	93,712
	Bora Pharmaceuticals Co., Ltd.	14,000	118,984
	Bright Led Electronics Corp.	487,520	227,761
	Brighton-Best International Taiwan, Inc.	1,504,318	1,342,523
	Brogent Technologies, Inc.	32,000	112,033
	Browave Corp.	197,000	419,120
#	C Sun Manufacturing, Ltd.	673,221	734,375
*	Cameo Communications, Inc.	1,085,818	292,144
	Capital Futures Corp.	654,895	839,892
	Capital Securities Corp.	8,736,501	3,333,746
#	Career Technology MFG. Co., Ltd.	2,156,459	2,180,126
#	Carnival Industrial Corp.	585,353	217,998
	Casetek Holdings, Ltd.	980,571	2,965,352
	Cathay Chemical Works	30,000	18,830
	Cathay Real Estate Development Co., Ltd.	3,332,700	2,221,544
#	Cayman Engley Industrial Co., Ltd.	237,099	625,116
#	CCP Contact Probes Co., Ltd.	137,000	159,767
#	Celxpert Energy Corp.	479,000	685,489
	Center Laboratories, Inc.	1,710,219	3,795,127
#	Central Reinsurance Co., Ltd.	620,380	439,405
*	Chain Chon Industrial Co., Ltd.	710,000	226,027
	ChainQui Construction Development Co., Ltd.	617,080	409,981
*	Champion Building Materials Co., Ltd.	1,434,851	311,112
#	Chang Wah Electromaterials, Inc.	1,461,350	1,129,176
#	Chang Wah Technology Co., Ltd.	628,170	1,006,355
#	Channel Well Technology Co., Ltd.	889,000	1,213,547
#	Chant Sincere Co., Ltd.	262,000	321,073
	Charoen Pokphand Enterprise	880,985	2,119,229
#	Chaun-Choung Technology Corp.	165,000	1,334,307
#	CHC Healthcare Group	489,000	635,664
#	CHC Resources Corp.	425,282	651,625
#	Chen Full International Co., Ltd.	463,000	645,788
	Chenbro Micom Co., Ltd.	358,000	1,088,052
#	Cheng Loong Corp.	3,821,383	4,540,257
# *	Cheng Mei Materials Technology Corp.	2,836,900	944,468
	Cheng Uei Precision Industry Co., Ltd.	1,879,331	2,659,371
	Chenming Electronic Technology Corp.	437,437	189,331
	Chia Chang Co., Ltd.	555,000	744,890
	Chia Hsin Cement Corp.	2,375,121	1,296,045
	Chian Hsing Forging Industrial Co., Ltd.	169,000	248,372
	Chicony Power Technology Co., Ltd.	748,454	1,750,619
#	Chieftek Precision Co., Ltd.	300,225	774,626
	Chien Kuo Construction Co., Ltd.	869,249	355,814
#	Chilisin Electronics Corp.	1,136,380	4,200,205

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
#	Chime Ball Technology Co., Ltd.	134,840	$141,765
*	China Airlines, Ltd.	6,744,000	2,065,221
	China Bills Finance Corp.	5,075,000	2,573,431
	China Chemical & Pharmaceutical Co., Ltd.	1,220,000	971,418
	China Ecotek Corp.	192,000	218,434
	China Electric Manufacturing Corp.	1,290,959	489,769
#	China Fineblanking Technology Co., Ltd.	236,120	330,546
	China General Plastics Corp.	1,874,820	1,434,230
#	China Glaze Co., Ltd.	310,002	123,176
*	China Man-Made Fiber Corp.	7,078,799	2,069,394
	China Metal Products	1,605,603	1,869,499
*	China Motor Corp.	1,152,600	1,791,182
#	China Petrochemical Development Corp.	17,780,150	5,322,137
#	China Steel Chemical Corp.	820,554	2,629,320
#	China Steel Structure Co., Ltd.	497,000	513,806
#	China Wire & Cable Co., Ltd.	516,160	517,499
#	Chinese Maritime Transport, Ltd.	408,594	350,389
#	Ching Feng Home Fashions Co., Ltd.	714,409	830,657
	Chin-Poon Industrial Co., Ltd.	1,992,207	2,113,714
#	Chipbond Technology Corp.	3,410,000	7,470,063
	ChipMOS Techinologies, Inc.	3,033,076	2,989,160
	ChipMOS Technologies, Inc., ADR	3,576	69,564
#	Chlitina Holding, Ltd.	259,000	1,587,070
	Chong Hong Construction Co., Ltd.	912,665	2,542,060
#	Chun YU Works & Co., Ltd.	1,051,000	592,025
	Chun Yuan Steel Industry Co., Ltd.	2,190,529	824,071
#	Chung Hsin Electric & Machinery Manufacturing Corp.	1,675,375	2,823,836
*	Chung Hung Steel Corp.	4,559,979	1,575,500
	Chung Hwa Food Industrial Co., Ltd.	106,850	337,051
# *	Chung Hwa Pulp Corp.	2,164,405	697,388
#	Chunghwa Chemical Synthesis & Biotech Co., Ltd.	139,000	300,315
	Chunghwa Precision Test Tech Co., Ltd.	9,000	213,114
	Chyang Sheng Dyeing & Finishing Co., Ltd.	569,000	244,398
#	Cleanaway Co., Ltd.	440,000	2,425,300
	Clevo Co.	2,892,200	2,925,859
#	CMC Magnetics Corp.	6,022,498	1,674,439
	C-Media Electronics, Inc.	60,000	85,562
	CoAsia Electronics Corp.	526,724	217,395
#	Collins Co., Ltd.	562,431	267,055
	Compucase Enterprise	369,000	624,480
	Concord Securities Co., Ltd.	3,750,796	1,104,789
#	Concraft Holding Co., Ltd.	362,841	1,101,249
#	Continental Holdings Corp.	2,088,320	1,779,766
#	Contrel Technology Co., Ltd.	621,000	288,850
#	Coremax Corp.	323,275	591,240
	Coretronic Corp.	2,144,200	2,569,585
#	Co-Tech Development Corp.	1,060,533	1,427,365
	Cowealth Medical Holding Co., Ltd.	195,972	205,417
# *	Coxon Precise Industrial Co., Ltd.	476,000	198,938
	Creative Sensor, Inc.	451,000	269,896
*	Crowell Development Corp.	36,000	30,020
# *	CSBC Corp. Taiwan.	1,200,676	1,033,617
	CTCI Corp.	3,038,000	4,137,017
	C-Tech United Corp.	151,971	77,659
#	Cub Elecparts, Inc.	318,297	1,767,050
#	CviLux Corp.	410,040	419,941
	Cyberlink Corp.	279,697	996,010
	CyberPower Systems, Inc.	242,000	643,070
#	CyberTAN Technology, Inc.	1,665,779	816,294

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
#	Cypress Technology Co., Ltd.	225,530	$468,923
	DA CIN Construction Co., Ltd.	1,226,711	1,164,274
#	Dadi Early-Childhood Education Group, Ltd.	191,357	1,164,195
	Dafeng TV, Ltd.	375,870	537,538
#	Da-Li Development Co., Ltd.	1,325,866	1,375,654
*	Danen Technology Corp.	496,421	380,376
	Darfon Electronics Corp.	1,042,550	1,443,522
# *	Darwin Precisions Corp.	2,049,635	793,036
#	Davicom Semiconductor, Inc.	401,888	296,255
#	Daxin Materials Corp.	248,200	694,023
#	De Licacy Industrial Co., Ltd.	1,547,511	983,551
	Delpha Construction Co., Ltd.	412,931	223,138
	Depo Auto Parts Ind Co., Ltd.	601,000	991,383
	Der Pao Construction Co., Ltd.	902,078	0
#	Dimerco Data System Corp.	256,000	480,836
#	Dimerco Express Corp.	497,000	1,150,426
# *	D-Link Corp.	3,169,668	2,010,186
	Donpon Precision, Inc.	104,000	54,307
	Draytek Corp.	307,000	269,211
	Dyaco International, Inc.	142,813	661,316
	DYNACOLOR, Inc.	142,000	145,113
# *	Dynamic Electronics Co., Ltd.	1,317,826	852,129
	Dynapack International Technology Corp.	682,000	1,903,793
	E Ink Holdings, Inc.	4,444,000	5,967,409
	Eastern Media International Corp.	1,891,511	1,106,143
	ECOVE Environment Corp.	156,000	1,159,333
#	Edimax Technology Co., Ltd.	983,108	462,778
	Edison Opto Corp.	480,000	194,122
#	Edom Technology Co., Ltd.	819,968	522,406
#	eGalax_eMPIA Technology, Inc.	272,131	507,136
#	Egis Technology, Inc.	317,000	1,729,959
#	Elan Microelectronics Corp.	1,446,400	6,832,403
# *	E-Lead Electronic Co., Ltd.	320,942	181,945
#	E-LIFE MALL Corp.	376,000	902,750
#	Elite Advanced Laser Corp.	709,226	1,572,394
#	Elite Material Co., Ltd.	487,350	2,560,661
	Elite Semiconductor Microelectronics Technology, Inc.	1,472,200	2,162,036
*	Elitegroup Computer Systems Co., Ltd.	1,818,254	1,078,773
	eMemory Technology, Inc.	316,000	6,320,519
#	Emerging Display Technologies Corp.	717,000	434,257
#	Ennoconn Corp.	347,485	2,743,430
	EnTie Commercial Bank Co., Ltd.	2,292,603	1,155,066
# *	Epistar Corp.	5,614,000	6,593,767
	Eslite Spectrum Corp. (The)	63,000	170,494
	Eson Precision Ind. Co., Ltd.	450,000	528,193
	Eternal Materials Co., Ltd.	4,615,985	5,436,023
# *	Etron Technology, Inc.	1,031,414	606,584
#	Eurocharm Holdings Co., Ltd.	159,000	524,507
*	Everest Textile Co., Ltd.	1,921,696	666,548
	Evergreen International Storage & Transport Corp.	2,610,000	1,319,851
#	Everlight Chemical Industrial Corp.	2,234,606	1,278,878
	Everlight Electronics Co., Ltd.	2,026,000	2,690,116
# *	Everspring Industry Co., Ltd.	816,000	431,893
#	Excellence Opto, Inc.	72,000	83,159
	Excelsior Medical Co., Ltd.	539,209	1,060,208
#	EZconn Corp.	218,800	219,395
	Far Eastern Department Stores, Ltd.	6,227,000	5,142,929
	Far Eastern International Bank	14,781,774	5,351,571
#	Faraday Technology Corp.	1,080,305	1,577,221

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
#	Farglory F T Z Investment Holding Co., Ltd.	528,957	$560,210
	Farglory Land Development Co., Ltd.	1,348,000	2,075,915
*	Federal Corp.	1,803,238	1,261,435
#	Feedback Technology Corp.	186,200	431,767
	Feng Hsin Steel Co., Ltd.	2,692,100	5,369,777
	Firich Enterprises Co., Ltd.	181,613	162,087
*	First Copper Technology Co., Ltd.	729,000	239,410
	First Hi-Tec Enterprise Co., Ltd.	329,205	503,008
	First Hotel	894,350	411,485
	First Insurance Co., Ltd. (The)	1,255,179	566,302
#	First Steamship Co., Ltd.	2,763,612	849,302
*	FIT Holding Co., Ltd.	485,456	607,536
	FLEXium Interconnect, Inc.	1,718,087	7,014,677
#	Flytech Technology Co., Ltd.	621,309	1,310,976
	FocalTech Systems Co., Ltd.	652,536	1,169,587
	FOCI Fiber Optic Communications, Inc.	199,000	171,465
#	Forest Water Environment Engineering Co., Ltd.	216,133	322,753
	Formosa Advanced Technologies Co., Ltd.	836,000	1,023,209
	Formosa International Hotels Corp.	263,329	1,175,139
# *	Formosa Laboratories, Inc.	418,089	704,039
	Formosa Oilseed Processing Co., Ltd.	312,567	344,308
	Formosa Optical Technology Co., Ltd.	160,000	330,631
	Formosan Rubber Group, Inc.	1,345,952	946,658
#	Formosan Union Chemical	1,655,733	813,844
#	Fortune Electric Co., Ltd.	698,078	1,242,152
	Founding Construction & Development Co., Ltd.	922,623	511,602
	Foxsemicon Integrated Technology, Inc.	334,027	2,027,220
#	Froch Enterprise Co., Ltd.	846,189	303,469
#	FSP Technology, Inc.	710,427	827,929
#	Fulgent Sun International Holding Co., Ltd.	606,748	2,543,547
	Fullerton Technology Co., Ltd.	510,600	307,411
# *	Fulltech Fiber Glass Corp.	1,757,313	616,617
#	Fusheng Precision Co., Ltd.	35,000	220,616
	Fwusow Industry Co., Ltd.	867,138	573,374
	G Shank Enterprise Co., Ltd.	807,281	523,885
*	G Tech Optoelectronics Corp.	221,354	132,547
#	Gallant Precision Machining Co., Ltd.	741,000	923,335
#	Gamania Digital Entertainment Co., Ltd.	506,000	1,083,187
#	GCS Holdings, Inc.	387,000	639,237
#	GEM Services, Inc.	283,570	550,959
	Gemtek Technology Corp.	1,768,219	1,718,310
	General Interface Solution Holding, Ltd.	1,247,000	4,958,673
	General Plastic Industrial Co., Ltd.	353,357	332,201
#	Generalplus Technology, Inc.	289,000	346,223
#	Genesys Logic, Inc.	462,000	1,088,389
#	Genius Electronic Optical Co., Ltd.	278,917	5,482,512
#	Genmont Biotech, Inc.	283,000	223,299
*	GeoVision, Inc.	366,096	314,228
	Getac Technology Corp.	2,037,360	3,354,227
#	Giantplus Technology Co., Ltd.	1,591,900	574,156
	Gigabyte Technology Co., Ltd.	1,708,800	4,299,703
#	Gigasolar Materials Corp.	139,880	871,347
# *	Gigastorage Corp.	1,608,711	1,454,734
	Ginko International Co., Ltd.	309,750	1,385,872
#	Global Brands Manufacture, Ltd.	1,290,359	978,575
#	Global Lighting Technologies, Inc.	363,000	1,284,373
	Global Mixed Mode Technology, Inc.	358,000	1,869,315
#	Global PMX Co., Ltd.	248,000	1,467,939
	Global Unichip Corp.	454,000	4,121,132

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Globe Union Industrial Corp.	984,914	$528,488
#	Gloria Material Technology Corp.	3,164,547	1,707,283
*	GlycoNex, Inc.	258,000	238,948
# *	Gold Circuit Electronics, Ltd.	1,846,227	2,841,509
	Golden Friends Corp.	250,600	500,138
	Goldsun Building Materials Co., Ltd.	4,587,587	4,210,126
#	Good Will Instrument Co., Ltd.	318,869	251,025
	Gourmet Master Co., Ltd.	458,000	1,676,429
	Grand Fortune Securities Co., Ltd.	835,000	238,787
#	Grand Ocean Retail Group, Ltd.	463,000	334,026
*	Grand Pacific Petrochemical	4,556,000	3,629,837
#	Grand Plastic Technology Corp.	102,000	1,260,378
#	GrandTech CG Systems, Inc.	250,750	327,529
#	Grape King Bio, Ltd.	603,000	3,503,309
	Great China Metal Industry	942,000	710,132
	Great Taipei Gas Co., Ltd.	1,810,000	1,975,252
	Great Tree Pharmacy Co., Ltd.	9,410	28,560
	Great Wall Enterprise Co., Ltd.	3,064,311	4,822,755
	Greatek Electronics, Inc.	1,530,000	2,665,750
*	Green Energy Technology, Inc.	1,570,850	3,295
#	GTM Holdings Corp.	619,150	512,444
#	Hannstar Board Corp.	2,308,954	3,166,981
# *	HannStar Display Corp.	13,706,505	4,401,743
	HannsTouch Solution, Inc.	2,929,782	1,020,738
#	Hanpin Electron Co., Ltd.	296,000	296,548
# *	Harvatek Corp.	791,949	370,140
	Hey Song Corp.	1,860,750	2,116,211
#	Hi-Clearance, Inc.	102,964	400,400
#	Highlight Tech Corp.	528,281	672,518
	HIM International Music, Inc.	71,710	252,296
	Hiroca Holdings, Ltd.	316,448	600,327
#	Hitron Technology, Inc.	611,557	433,737
	Ho Tung Chemical Corp.	4,436,684	1,638,853
# *	Hocheng Corp.	1,354,700	424,879
	Hold-Key Electric Wire & Cable Co., Ltd.	205,908	87,542
	Holiday Entertainment Co., Ltd.	559,800	1,181,053
	Holtek Semiconductor, Inc.	974,000	2,402,043
	Holy Stone Enterprise Co., Ltd.	713,910	2,513,636
	Hong Pu Real Estate Development Co., Ltd.	993,185	825,811
#	Hong TAI Electric Industrial	1,041,000	548,138
#	Hong YI Fiber Industry Co.	697,652	374,370
	Horizon Securities Co., Ltd.	1,688,000	402,592
#	Hota Industrial Manufacturing Co., Ltd.	1,095,932	3,372,316
	Hotron Precision Electronic Industrial Co., Ltd.	290,994	452,899
	Hsin Kuang Steel Co., Ltd.	1,183,443	1,302,638
#	Hsin Yung Chien Co., Ltd.	197,505	559,618
	Hsing TA Cement Co.	488,162	321,630
*	HTC Corp.	416,000	418,207
	Hu Lane Associate, Inc.	363,737	1,021,313
	HUA ENG Wire & Cable Co., Ltd.	1,805,565	679,477
	Hua Yu Lien Development Co., Ltd.	30,000	39,346
	Huaku Development Co., Ltd.	1,238,816	3,756,109
	Huang Hsiang Construction Corp.	551,800	747,511
#	Hung Ching Development & Construction Co., Ltd.	902,000	580,777
	Hung Sheng Construction, Ltd.	2,986,064	1,786,896
	Huxen Corp.	194,244	326,341
*	Hwa Fong Rubber Industrial Co., Ltd.	1,467,890	574,853
	Hwacom Systems, Inc.	442,000	237,844
	Ibase Technology, Inc.	872,206	1,212,851

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	IBF Financial Holdings Co., Ltd.	14,441,976	$5,940,778
	Ichia Technologies, Inc.	1,277,000	789,229
# *	I-Chiun Precision Industry Co., Ltd.	858,313	393,743
	IEI Integration Corp.	588,832	905,372
	Infortrend Technology, Inc.	1,028,163	433,761
#	Info-Tek Corp.	350,000	220,199
	Innodisk Corp.	378,543	1,984,091
#	Inpaq Technology Co., Ltd.	390,950	593,633
#	Insyde Software Corp.	114,000	356,043
#	Intai Technology Corp.	170,400	580,277
#	Integrated Service Technology, Inc.	473,326	851,699
	IntelliEPI, Inc.	147,000	256,778
#	International CSRC Investment Holdings Co.	3,643,363	2,499,565
	International Games System Co., Ltd.	41,000	1,078,908
#	Iron Force Industrial Co., Ltd.	232,393	636,294
	I-Sheng Electric Wire & Cable Co., Ltd.	611,000	876,219
	ITE Technology, Inc.	771,095	1,860,379
#	ITEQ Corp.	1,109,040	4,658,859
	J Touch Corp.	11,000	0
#	Jarllytec Co., Ltd.	285,000	666,790
	Jentech Precision Industrial Co., Ltd.	499,868	5,218,870
	Jess-Link Products Co., Ltd.	514,925	611,124
#	Jih Lin Technology Co., Ltd.	276,000	431,906
	Jih Sun Financial Holdings Co., Ltd.	10,586,586	3,892,683
#	Jinan Acetate Chemical Co., Ltd.	53,900	237,759
#	Jinli Group Holdings, Ltd.	547,681	157,136
	JMC Electronics Co., Ltd.	184,000	275,966
#	Johnson Health Tech Co., Ltd.	221,000	508,931
#	Jourdeness Group, Ltd.	137,000	415,915
*	K Laser Technology, Inc.	715,000	383,101
#	Kaimei Electronic Corp.	561,229	868,210
#	Kaori Heat Treatment Co., Ltd.	401,197	656,479
	Kaulin Manufacturing Co., Ltd.	547,330	215,390
	KEE TAI Properties Co., Ltd.	2,268,473	765,590
	Kenda Rubber Industrial Co., Ltd.	1,763,845	1,937,787
	Kenmec Mechanical Engineering Co., Ltd.	763,000	978,411
#	Kerry TJ Logistics Co., Ltd.	1,164,000	1,616,878
#	Key Ware Electronics Co., Ltd.	273,432	108,830
	Kindom Development Co., Ltd.	1,541,000	1,878,015
	King Chou Marine Technology Co., Ltd.	330,920	359,777
#	King Slide Works Co., Ltd.	184,000	1,854,256
#	King Yuan Electronics Co., Ltd.	5,718,979	6,003,222
	King’s Town Bank Co., Ltd.	4,239,701	5,746,950
*	King’s Town Construction Co., Ltd.	472,074	625,549
	Kinik Co.	520,000	1,064,926
# *	Kinko Optical Co., Ltd.	704,000	792,651
#	Kinpo Electronics	6,016,157	2,217,098
#	Kinsus Interconnect Technology Corp.	1,440,000	3,487,613
#	KMC Kuei Meng International, Inc.	300,253	2,181,843
#	KNH Enterprise Co., Ltd.	589,020	849,550
#	KS Terminals, Inc.	624,482	822,215
	Kung Long Batteries Industrial Co., Ltd.	339,000	1,624,977
*	Kung Sing Engineering Corp.	2,500,991	1,081,448
	Kuo Toong International Co., Ltd.	1,183,648	894,315
#	Kuoyang Construction Co., Ltd.	1,605,621	1,325,987
*	Kwong Fong Industries Corp.	443,691	181,343
	Kwong Lung Enterprise Co., Ltd.	425,000	593,802
#	KYE Systems Corp.	1,105,672	408,300
#	L&K Engineering Co., Ltd.	816,048	739,922

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
#	La Kaffa International Co., Ltd.	106,701	$421,834
*	LAN FA Textile	1,012,933	289,793
#	Land Mark Optoelectronics Corp.	414,300	3,844,043
#	Lanner Electronics, Inc.	472,916	1,009,819
	Laser Tek Taiwan Co., Ltd.	339,504	281,957
# *	Laster Tech Corp., Ltd.	199,589	273,049
	Leader Electronics, Inc.	262,000	77,812
# *	Lealea Enterprise Co., Ltd.	3,305,892	1,523,623
	Ledlink Optics, Inc.	165,300	137,529
#	LEE CHI Enterprises Co., Ltd.	926,000	422,323
#	Lelon Electronics Corp.	303,300	557,661
#	Lemtech Holdings Co., Ltd.	105,982	430,423
*	Leofoo Development Co., Ltd.	270,278	208,228
*	Lextar Electronics Corp.	1,404,500	888,100
	Li Cheng Enterprise Co., Ltd.	505,108	478,160
*	Li Peng Enterprise Co., Ltd.	3,211,897	877,465
#	Lian HWA Food Corp.	410,153	605,644
	Lida Holdings, Ltd.	321,400	414,403
	Lien Hwa Industrial Holdings Corp.	3,681,732	5,150,699
#	Lifestyle Global Enterprise, Inc.	104,000	189,889
*	Lingsen Precision Industries, Ltd.	1,748,506	652,771
#	Lion Travel Service Co., Ltd.	167,000	380,248
*	Lite-On Semiconductor Corp.	1,698,539	2,505,058
	Long Bon International Co., Ltd.	1,123,274	534,635
#	Longchen Paper & Packaging Co., Ltd.	3,679,993	2,076,993
#	Longwell Co.	677,000	1,215,889
	Lotes Co., Ltd.	273,923	4,187,883
# *	Lotus Pharmaceutical Co., Ltd.	189,000	529,517
	Lu Hai Holding Corp.	278,275	403,253
#	Lucky Cement Corp.	979,000	381,970
#	Lumax International Corp., Ltd.	478,592	1,054,633
	Lung Yen Life Service Corp.	959,000	1,770,479
# *	LuxNet Corp.	425,501	373,219
#	Macauto Industrial Co., Ltd.	289,000	783,872
#	Machvision, Inc.	194,398	1,926,986
#	Macroblock, Inc.	201,010	609,210
	Makalot Industrial Co., Ltd.	1,029,010	6,820,965
#	Marketech International Corp.	227,000	807,865
#	Materials Analysis Technology, Inc.	230,041	661,745
#	Mayer Steel Pipe Corp.	630,567	356,295
	Maywufa Co., Ltd.	69,322	41,840
#	Mechema Chemicals International Corp.	245,000	474,314
	Meiloon Industrial Co.	512,730	517,144
	Mercuries & Associates Holding, Ltd.	2,172,165	1,580,230
*	Mercuries Life Insurance Co., Ltd.	5,885,820	1,749,775
#	Merry Electronics Co., Ltd.	974,216	4,808,940
*	Microbio Co., Ltd.	463,607	1,178,223
# *	Microelectronics Technology, Inc.	367,655	280,077
#	Mildef Crete, Inc.	246,000	399,660
# *	MIN AIK Technology Co., Ltd.	705,452	334,792
#	Mirle Automation Corp.	823,098	1,148,861
	Mitac Holdings Corp.	4,523,918	4,468,731
#	Mobiletron Electronics Co., Ltd.	329,800	358,913
*	Motech Industries, Inc.	1,657,074	2,180,818
	MPI Corp.	298,000	922,519
#	Nak Sealing Technologies Corp.	315,954	709,707
	Namchow Holdings Co., Ltd.	917,000	1,374,675
#	Nan Kang Rubber Tire Co., Ltd.	2,145,952	3,115,060
#	Nan Liu Enterprise Co., Ltd.	218,000	1,771,001

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Nan Pao Resins Chemical Co., Ltd.	10,000	$49,377
#	Nan Ren Lake Leisure Amusement Co., Ltd.	744,000	245,259
#	Nang Kuang Pharmaceutical Co., Ltd.	255,000	347,082
	Nantex Industry Co., Ltd.	1,393,606	3,765,171
#	National Aerospace Fasteners Corp.	105,000	179,342
	National Petroleum Co., Ltd.	227,824	372,163
#	Netronix, Inc.	309,000	374,548
	New Best Wire Industrial Co., Ltd.	195,600	202,640
#	New Era Electronics Co., Ltd.	312,000	182,051
	Nexcom International Co., Ltd.	609,094	502,105
	Nichidenbo Corp.	924,417	1,453,475
*	Nien Hsing Textile Co., Ltd.	685,345	385,241
#	Niko Semiconductor Co., Ltd.	218,000	279,404
#	Nishoku Technology, Inc.	197,400	705,846
#	Nova Technology Corp.	56,000	257,817
#	Nuvoton Technology Corp.	709,127	1,028,366
	O-Bank Co., Ltd.	2,038,071	456,992
# *	Ocean Plastics Co., Ltd.	980,200	1,180,100
	OK Biotech Co., Ltd.	182,527	191,963
# *	OptoTech Corp.	1,817,804	1,433,000
#	Orient Europharma Co., Ltd.	177,000	310,405
	Orient Semiconductor Electronics, Ltd.	2,248,599	870,993
	Oriental Union Chemical Corp.	3,130,267	1,797,233
#	O-TA Precision Industry Co., Ltd.	282,227	583,739
*	Pacific Construction Co.	1,727,921	571,803
#	Pacific Hospital Supply Co., Ltd.	383,209	925,048
#	Paiho Shih Holdings Corp.	619,365	604,744
	Pan Jit International, Inc.	1,354,486	1,709,956
	Pan-International Industrial Corp.	2,174,747	1,306,099
#	Panion & BF Biotech, Inc.	186,000	681,526
*	Paragon Technologies Co., Ltd.	335,246	317,020
#	Parpro Corp.	233,000	171,326
	PChome Online, Inc.	223,000	751,883
#	PCL Technologies, Inc.	268,810	965,316
#	P-Duke Technology Co., Ltd.	298,950	685,366
	Pharmally International Holding Co., Ltd.	441,605	873,839
# *	Phihong Technology Co., Ltd.	1,535,401	629,072
	Phoenix Tours International, Inc.	264,481	268,511
	Pixart Imaging, Inc.	649,150	3,865,446
	Planet Technology Corp.	196,000	419,918
#	Plastron Precision Co., Ltd.	627,460	299,043
	Plotech Co., Ltd.	632,000	577,633
#	Polytronics Technology Corp.	300,027	967,392
	Posiflex Technology, Inc.	107,457	294,659
	Power Wind Health Industry, Inc.	182,203	998,072
	Poya International Co., Ltd.	127,098	2,745,112
	President Securities Corp.	4,868,994	2,506,700
#	Primax Electronics, Ltd.	2,086,000	3,242,517
	Prince Housing & Development Corp.	7,188,644	2,653,066
*	Princeton Technology Corp.	786,000	209,732
	Pro Hawk Corp.	89,000	599,429
	Prodisc Technology, Inc.	1,707,199	0
#	Promate Electronic Co., Ltd.	875,000	1,087,853
#	Prosperity Dielectrics Co., Ltd.	508,559	946,581
	Qisda Corp.	7,208,900	4,722,799
	QST International Corp.	298,000	572,159
	Qualipoly Chemical Corp.	418,048	407,311
#	Quang Viet Enterprise Co., Ltd.	262,000	961,942
	Quanta Storage, Inc.	1,006,000	1,278,416

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
*	Quintain Steel Co., Ltd.	1,038,823	$300,207
#	Radiant Innovation, Inc.	40,000	133,972
	Radiant Opto-Electronics Corp.	724,000	2,852,571
	Radium Life Tech Co., Ltd.	4,232,242	1,563,399
#	Rafael Microelectronics, Inc.	111,000	474,414
	Rechi Precision Co., Ltd.	1,687,181	1,133,454
#	Rexon Industrial Corp., Ltd.	581,000	1,630,795
	Rich Development Co., Ltd.	3,309,036	1,141,635
#	RichWave Technology Corp.	285,900	2,378,297
*	Right WAY Industrial Co., Ltd.	119,384	45,116
*	Ritek Corp.	4,051,867	1,476,293
# *	Roo Hsing Co., Ltd.	2,385,000	955,710
*	Rotam Global Agrosciences, Ltd.	437,268	171,393
	Ruentex Development Co., Ltd.	1,434,000	1,982,985
#	Ruentex Engineering & Construction Co.	168,000	352,125
	Ruentex Industries, Ltd.	1,826,000	4,229,843
	Samebest Co., Ltd.	73,420	134,680
	Sampo Corp.	1,570,861	1,269,972
#	San Fang Chemical Industry Co., Ltd.	1,022,647	741,005
*	San Far Property, Ltd.	540,761	375,649
#	San Shing Fastech Corp.	692,875	1,109,816
	Sanitar Co., Ltd.	221,000	234,013
	Sanyang Motor Co., Ltd.	2,646,628	2,086,889
#	SCI Pharmtech, Inc.	272,395	1,110,064
#	Scientech Corp.	260,000	510,592
	SDI Corp.	762,000	1,609,969
	Sea Sonic Electronics Co., Ltd.	45,000	107,554
	Senao International Co., Ltd.	467,541	466,234
#	Senao Networks, Inc.	127,000	399,020
	Sercomm Corp.	1,158,000	2,975,468
	Sesoda Corp.	1,156,370	889,980
	Shane Global Holding, Inc.	6,000	20,732
	Shan-Loong Transportation Co., Ltd.	371,000	388,991
	Sharehope Medicine Co., Ltd.	421,445	527,941
	Sheng Yu Steel Co., Ltd.	659,980	422,971
#	ShenMao Technology, Inc.	389,891	329,670
	Shieh Yih Machinery Industry Co., Ltd.	166,000	63,303
	Shih Her Technologies, Inc.	189,000	333,649
*	Shih Wei Navigation Co., Ltd.	409,081	99,416
#	Shihlin Electric & Engineering Corp.	1,687,000	2,909,687
	Shin Hai Gas Corp.	1,245	1,892
	Shin Zu Shing Co., Ltd.	860,943	4,281,154
*	Shinih Enterprise Co., Ltd.	71,000	55,972
*	Shining Building Business Co., Ltd.	2,225,814	791,239
#	Shinkong Insurance Co., Ltd.	1,192,131	1,500,970
	Shinkong Synthetic Fibers Corp.	6,246,395	2,532,085
	Shinkong Textile Co., Ltd.	926,542	1,406,884
#	Shiny Chemical Industrial Co., Ltd.	419,637	1,452,918
*	Shuttle, Inc.	1,741,152	538,270
	Sigurd Microelectronics Corp.	2,009,907	2,656,034
#	Silicon Integrated Systems Corp.	3,006,302	1,181,973
	Sinbon Electronics Co., Ltd.	1,159,813	7,818,326
	Sincere Navigation Corp.	1,703,139	849,427
	Single Well Industrial Corp.	79,224	82,301
	Sinher Technology, Inc.	277,000	440,361
#	Sinmag Equipment Corp.	198,056	534,043
	Sinon Corp.	2,075,510	1,415,723
#	Sinopower Semiconductor, Inc.	41,000	142,394
#	Sinphar Pharmaceutical Co., Ltd.	180,938	199,989

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Sinyi Realty Co.	1,270,660	$1,271,611
	Sirtec International Co., Ltd.	500,600	457,261
	Sitronix Technology Corp.	597,879	2,636,787
	Siward Crystal Technology Co., Ltd.	817,000	590,577
	Soft-World International Corp.	351,000	998,932
	Solar Applied Materials Technology Co.	1,849,207	2,773,408
#	Solomon Technology Corp.	567,000	361,163
#	Solteam, Inc.	325,034	431,910
	Sonix Technology Co., Ltd.	700,000	1,634,061
	Southeast Cement Co., Ltd.	875,700	520,982
#	Speed Tech Corp.	435,000	1,467,368
#	Spirox Corp.	412,824	477,991
#	Sporton International, Inc.	343,192	2,743,786
#	St Shine Optical Co., Ltd.	257,000	2,329,125
	Standard Chemical & Pharmaceutical Co., Ltd.	400,571	515,922
#	Stark Technology, Inc.	490,688	1,107,255
*	Sun Yad Construction Co., Ltd.	210,000	81,915
# *	Sunko INK Co., Ltd.	800,000	278,225
	SunMax Biotechnology Co., Ltd.	89,000	202,925
	Sunny Friend Environmental Technology Co., Ltd.	326,000	2,411,394
#	Sunonwealth Electric Machine Industry Co., Ltd.	1,001,487	2,052,045
	Sunplus Technology Co., Ltd.	2,342,000	1,156,873
#	Sunrex Technology Corp.	509,612	1,142,035
	Sunspring Metal Corp.	377,000	314,116
	Sunty Development Co., Ltd.	42,000	20,922
	Supreme Electronics Co., Ltd.	1,987,508	2,109,016
#	Swancor Holding Co., Ltd.	87,206	482,475
#	Sweeten Real Estate Development Co., Ltd.	788,465	590,275
#	Symtek Automation Asia Co., Ltd.	315,069	876,215
	Syncmold Enterprise Corp.	532,750	1,598,399
	SYNergy ScienTech Corp.	20,000	35,507
#	Synmosa Biopharma Corp.	785,446	668,615
#	Sysage Technology Co., Ltd.	585,041	811,649
	Systex Corp.	787,388	2,233,102
	T3EX Global Holdings Corp.	473,117	635,548
#	TA Chen Stainless Pipe.	5,919,083	4,538,683
#	Ta Liang Technology Co., Ltd.	249,000	370,403
#	Ta Ya Electric Wire & Cable	2,881,318	2,028,061
	Ta Yih Industrial Co., Ltd.	140,000	262,029
	Tah Hsin Industrial Corp.	374,220	885,769
	TAI Roun Products Co., Ltd.	201,000	83,309
#	TA-I Technology Co., Ltd.	461,788	1,092,831
*	Tai Tung Communication Co., Ltd.	455,197	245,147
	Taichung Commercial Bank Co., Ltd.	14,944,200	5,671,803
#	TaiDoc Technology Corp.	267,470	2,165,687
	Taiflex Scientific Co., Ltd.	954,340	1,673,978
#	Taimide Tech, Inc.	524,262	971,399
#	Tainan Enterprises Co., Ltd.	502,370	309,302
#	Tainan Spinning Co., Ltd.	5,763,044	2,481,011
*	Tainergy Tech Co., Ltd.	232,622	241,839
#	Tai-Saw Technology Co., Ltd.	235,120	177,538
	TaiSol Electronics Co., Ltd.	63,000	124,826
#	Taisun Enterprise Co., Ltd.	1,088,648	826,899
#	Taita Chemical Co., Ltd.	1,233,497	1,403,483
*	Taiwan Chinsan Electronic Industrial Co., Ltd.	574,673	722,740
	Taiwan Cogeneration Corp.	2,062,566	2,745,209
	Taiwan Fertilizer Co., Ltd.	532,000	953,251
	Taiwan Fire & Marine Insurance Co., Ltd.	1,236,338	853,841
	Taiwan FU Hsing Industrial Co., Ltd.	909,000	1,349,586

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
*	Taiwan Glass Industry Corp.	736,000	$323,062
	Taiwan Hon Chuan Enterprise Co., Ltd.	1,322,468	2,703,148
#	Taiwan Hopax Chemicals Manufacturing Co., Ltd.	832,120	688,705
	Taiwan Kolin Co., Ltd.	1,356,000	0
*	Taiwan Land Development Corp.	3,734,991	960,855
	Taiwan Line Tek Electronic.	239,777	202,109
#	Taiwan Mask Corp.	197,000	192,302
	Taiwan Navigation Co., Ltd.	934,777	546,343
	Taiwan Optical Platform Co., Ltd.	9,738	36,282
	Taiwan Paiho, Ltd.	1,376,287	3,424,131
	Taiwan PCB Techvest Co., Ltd.	1,359,238	1,937,197
#	Taiwan Sakura Corp.	994,803	1,717,892
	Taiwan Sanyo Electric Co., Ltd.	417,400	513,580
	Taiwan Secom Co., Ltd.	196,000	601,499
	Taiwan Semiconductor Co., Ltd.	1,157,000	1,820,308
#	Taiwan Shin Kong Security Co., Ltd.	1,703,577	2,172,740
	Taiwan Steel Union Co., Ltd.	18,000	42,527
#	Taiwan Styrene Monomer	2,520,209	1,420,299
	Taiwan Surface Mounting Technology Corp.	1,317,388	4,339,542
	Taiwan Taxi Co., Ltd.	73,227	201,507
*	Taiwan TEA Corp.	4,136,897	2,381,448
#	Taiwan Union Technology Corp.	1,274,000	4,244,684
	Taiyen Biotech Co., Ltd.	505,883	578,754
# *	Tatung Co., Ltd.	5,982,015	4,419,825
	Tayih Lun An Co., Ltd.	242,890	149,533
	TCI Co., Ltd.	454,746	3,632,259
	Te Chang Construction Co., Ltd.	310,206	318,195
	Tehmag Foods Corp.	125,800	1,078,877
	Ten Ren Tea Co., Ltd.	164,980	208,327
	Tera Autotech Corp.	91,885	75,558
	Test Research, Inc.	866,820	1,685,651
	Test-Rite International Co., Ltd.	1,526,495	1,342,384
*	Tex-Ray Industrial Co., Ltd.	311,000	198,309
#	Thinking Electronic Industrial Co., Ltd.	391,204	1,486,083
	Thye Ming Industrial Co., Ltd.	852,669	822,356
*	Ton Yi Industrial Corp.	4,066,644	1,412,595
	Tong Hsing Electronic Industries, Ltd.	1,080,240	4,768,177
#	Tong Yang Industry Co., Ltd.	1,913,741	2,524,948
	Tong-Tai Machine & Tool Co., Ltd.	1,155,892	570,286
#	TOPBI International Holdings, Ltd.	403,922	410,120
	Topco Scientific Co., Ltd.	840,087	3,368,113
	Topco Technologies Corp.	241,720	533,892
#	Topkey Corp.	284,000	1,509,891
	Topoint Technology Co., Ltd.	691,898	524,376
#	Toung Loong Textile Manufacturing	423,000	364,426
*	TPK Holding Co., Ltd.	1,729,000	3,051,374
	Trade-Van Information Services Co.	255,000	410,761
	Transart Graphics Co., Ltd.	18,000	43,563
	Transcend Information, Inc.	1,018,000	2,270,006
	Tsang Yow Industrial Co., Ltd.	270,000	158,347
	Tsann Kuen Enterprise Co., Ltd.	357,686	226,611
#	TSC Auto ID Technology Co., Ltd.	137,470	862,023
	TSRC Corp.	2,914,200	2,065,989
	Ttet Union Corp.	220,000	950,524
#	TTFB Co., Ltd.	50,000	396,409
	TTY Biopharm Co., Ltd.	1,111,979	2,968,881
	Tung Ho Steel Enterprise Corp.	3,634,000	3,842,544
	TURVO International Co., Ltd.	288,922	796,979
	TXC Corp.	1,554,053	4,191,379

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	TYC Brother Industrial Co., Ltd.	1,056,980	$766,276
*	Tycoons Group Enterprise.	2,199,767	398,893
#	Tyntek Corp.	1,489,039	912,655
	UDE Corp.	323,000	320,675
	Ultra Chip, Inc.	359,786	358,699
	U-Ming Marine Transport Corp.	2,253,000	2,286,483
	Union Bank Of Taiwan	9,580,122	3,368,022
	Union Insurance Co., Ltd.	64,743	42,938
#	Unitech Computer Co., Ltd.	483,804	416,535
#	Unitech Printed Circuit Board Corp.	2,994,937	2,208,482
	United Integrated Services Co., Ltd.	789,951	5,484,673
	United Orthopedic Corp.	421,935	494,646
	United Radiant Technology.	474,000	230,868
*	United Renewable Energy Co., Ltd.	4,391,108	2,329,870
*	Unity Opto Technology Co., Ltd.	2,760,500	149,107
	Univacco Technology, Inc.	32,000	25,813
	Universal Cement Corp.	2,331,433	1,627,174
#	Universal Microwave Technology, Inc.	257,534	612,401
# *	Unizyx Holding Corp.	1,456,430	1,149,533
	UPC Technology Corp.	4,121,124	1,874,704
#	Userjoy Technology Co., Ltd.	186,274	462,233
	USI Corp.	3,754,156	2,318,932
# *	Usun Technology Co., Ltd.	265,200	464,589
#	Utechzone Co., Ltd.	269,000	460,467
	Ve Wong Corp.	650,696	804,420
# *	VHQ Media Holdings, Ltd.	60,000	127,724
# *	Victory New Materials, Ltd. Co.	734,832	317,628
	Visual Photonics Epitaxy Co., Ltd.	795,772	2,246,370
#	Vivotek, Inc.	154,704	392,689
	Wafer Works Corp.	2,551,548	2,831,016
# *	Waffer Technology Corp.	619,000	334,033
	Wah Hong Industrial Corp.	144,021	157,593
	Wah Lee Industrial Corp.	885,000	1,974,646
	Walsin Lihwa Corp.	2,541,000	1,578,971
# *	Walton Advanced Engineering, Inc.	1,328,197	497,914
	Wan Hai Lines, Ltd.	463,000	424,676
	WAN HWA Enterprise Co.	489,238	199,394
*	Ways Technical Corp., Ltd.	189,000	111,173
*	We & Win Development Co., Ltd.	161,000	56,670
*	We&Win Diversification Co., Ltd.	95,000	48,198
	Wei Chuan Foods Corp.	1,678,000	1,174,815
	Wei Mon Industry Co., Ltd.	3,075,282	0
#	Weikeng Industrial Co., Ltd.	1,676,459	1,071,517
	Well Shin Technology Co., Ltd.	470,000	745,758
	Weltrend Semiconductor.	182,000	195,271
*	Wha Yu Industrial Co., Ltd.	301,000	163,791
#	Wholetech System Hitech, Ltd.	207,000	205,844
	Winbond Electronics Corp.	558,000	331,439
	Winmate, Inc.	157,000	399,243
#	Winstek Semiconductor Co., Ltd.	318,000	259,688
*	Wintek Corp.	5,447,000	65,337
	Wisdom Marine Lines Co., Ltd.	2,219,241	1,646,349
	Wistron NeWeb Corp.	1,532,155	4,049,118
	Wowprime Corp.	334,000	873,122
	WT Microelectronics Co., Ltd.	1,650,450	2,125,115
	WUS Printed Circuit Co., Ltd.	838,737	854,880
#	XAC Automation Corp.	384,000	347,875
# *	XinTec, Inc.	108,000	455,037
#	X-Legend Entertainment Co., Ltd.	106,000	216,810

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	XPEC Entertainment, Inc.	192,135	$0
	Xxentria Technology Materials Corp.	645,207	1,288,463
*	Yang Ming Marine Transport Corp.	6,413,981	2,581,827
	YC INOX Co., Ltd.	1,954,388	1,565,981
#	YCC Parts Manufacturing Co., Ltd.	210,000	314,517
*	Yea Shin International Development Co., Ltd.	897,076	481,735
#	Yem Chio Co., Ltd.	2,060,673	1,052,702
#	Yeong Guan Energy Technology Group Co., Ltd.	392,987	1,260,708
	YFC-Boneagle Electric Co., Ltd.	504,000	441,846
	YFY, Inc.	6,311,212	4,287,644
	Yi Jinn Industrial Co., Ltd.	996,284	484,532
*	Yieh Phui Enterprise Co., Ltd.	7,762,049	2,759,188
	Yonyu Plastics Co., Ltd.	363,600	416,467
#	Young Fast Optoelectronics Co., Ltd.	454,872	327,939
# *	Young Optics, Inc.	143,000	259,946
#	Youngtek Electronics Corp.	588,666	1,081,744
#	Yuanta Futures Co., Ltd.	375,829	685,682
	Yulon Finance Corp.	796,320	2,695,721
*	Yulon Motor Co., Ltd.	2,590,056	3,229,178
	Yung Chi Paint & Varnish Manufacturing Co., Ltd.	367,869	892,789
#	Yungshin Construction & Development Co., Ltd.	503,000	681,672
	YungShin Global Holding Corp.	974,015	1,461,736
	Yungtay Engineering Co., Ltd.	17,000	38,001
	Yusin Holding Corp.	6,721	14,504
	Zeng Hsing Industrial Co., Ltd.	278,107	1,325,781
#	Zenitron Corp.	986,000	728,461
#	Zero One Technology Co., Ltd.	578,000	735,769
	Zhong Yang Technology Co., Ltd.	7,000	12,012
*	Zig Sheng Industrial Co., Ltd.	2,188,732	615,187
*	Zinwell Corp.	1,481,586	942,554
#	Zippy Technology Corp.	595,948	665,444
#	ZongTai Real Estate Development Co., Ltd.	783,849	1,059,202

TOTAL TAIWAN			980,232,112

THAILAND — (3.0%)
*	AAPICO Hitech PCL	82,700	31,841
*	AAPICO Hitech PCL	966,439	372,095
	Advanced Information Technology PCL, Class F	838,500	427,758
	AEON Thana Sinsap Thailand PCL	411,400	1,715,954
	After You PCL	1,491,000	418,585
	AJ Plast PCL	406,188	242,403
	Allianz Ayudhya Capital PCL	195,200	206,677
	Alucon PCL	2,200	10,800
	Amanah Leasing PCL	1,161,500	96,147
	Amata Corp. PCL	4,431,710	1,663,624
	Amata VN PCL, Class F	28,100	4,418
	Ananda Development PCL	9,266,700	422,193
	AP Thailand PCL	12,522,116	2,511,052
*	Asia Aviation PCL	14,319,600	656,999
	Asia Plus Group Holdings PCL	10,182,300	542,316
	Asia Sermkij Leasing PCL	1,030,800	595,312
	Asian Insulators PCL	8,798,700	570,253
	Bangchak Corp. PCL	5,597,000	2,603,882
	Bangkok Airways PCL	4,679,600	747,715
	Bangkok Aviation Fuel Services PCL	1,198,246	761,218
	Bangkok Chain Hospital PCL	5,905,437	2,614,744
	Bangkok Insurance PCL	195,981	1,697,758
	Bangkok Land PCL	76,719,370	2,387,673
*	Bangkok Life Assurance PCL	1,095,400	629,106

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
THAILAND — (Continued)
*	Bangkok Ranch PCL	3,204,600	$173,764
	Bangkok Rubber Pub Co.	14,600	0
	Banpu PCL	12,020,900	2,526,250
	Banpu Power PCL	1,249,000	532,981
*	Beauty Community PCL	11,586,700	457,260
*	BEC World PCL	4,825,248	715,253
*	Better World Green PCL	14,328,300	197,679
	BG Container Glass PCL	455,200	121,221
	Brooker Group PCL (The)	1,909,700	23,896
*	Buriram Sugar PCL	448,900	37,447
	Cal-Comp Electronics Thailand PCL, Class F	13,468,244	993,887
	Central Paper Industry PCL	20	0
*	Central Plaza Hotel PCL	2,661,300	1,682,124
*	CH Karnchang PCL	6,269,200	2,997,067
	Charoong Thai Wire & Cable PCL, Class F	931,600	164,396
	Chularat Hospital PCL, Class F	24,489,000	1,980,020
	CIMB Thai Bank PCL	8,597,100	148,951
*	COL PCL	691,200	416,927
	Com7 PCL, Class F	2,432,900	3,200,414
	Communication & System Solution PCL	865,600	39,159
*	Country Group Development PCL	21,319,400	437,777
*	Country Group Holdings PCL	8,567,500	178,676
	Demco PCL	260,300	22,549
	Dhipaya Insurance PCL	2,523,300	1,878,257
	Diamond Building Products PCL	58,000	10,793
	Do Day Dream PCL	434,400	195,126
	Dusit Thani PCL	114,500	25,532
	Dynasty Ceramic PCL	19,489,680	1,438,237
	Eastern Polymer Group PCL, Class F	5,781,700	916,390
	Eastern Power Group PCL	2,099,608	261,377
	Eastern Water Resources Development and Management PCL, Class F	3,523,200	1,017,367
*	Ekachai Medical Care PCL	927,600	122,619
	Erawan Group PCL (The)	7,716,370	559,525
*	Esso Thailand PCL	5,679,400	1,102,442
	Forth Corp. PCL	1,975,600	358,134
	Forth Smart Service PCL	1,442,400	314,697
	Fortune Parts Industry PCL, Class F	1,865,300	84,385
	GFPT PCL	2,792,100	1,021,254
	Global Green Chemicals PCL, Class F	1,773,600	412,564
	GMM Grammy PCL	154,160	45,010
*	Grande Asset Hotels & Property PCL	1,507,800	24,672
*	Group Lease PCL	1,644,700	96,569
	Gunkul Engineering PCL	20,209,780	1,322,787
	Haad Thip PCL	400,500	446,535
	Hana Microelectronics PCL	2,893,996	4,178,385
	Humanica PCL	41,600	10,745
*	ICC International PCL	204,600	180,525
	Ichitan Group PCL	3,794,800	1,241,901
*	Interlink Communication PCL	798,400	127,057
	IRPC PCL	1,600,800	103,750
*	Italian-Thai Development PCL	21,130,627	603,393
*	ITV PCL	2,785,600	0
	Jasmine International PCL	8,204,700	679,173
	Jubilee Enterprise PCL	272,500	148,632
	JWD Infologistics PCL	415,000	91,875
	Kang Yong Electric PCL	6,000	59,293
	Karmarts PCL	3,724,500	382,398
	KCE Electronics PCL	4,013,800	5,022,482
	KGI Securities Thailand PCL	7,334,200	654,177

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
THAILAND — (Continued)
	Khon Kaen Sugar Industry PCL	10,145,237	$742,156
	Khonburi Sugar PCL	138,500	13,331
	Kiatnakin Phatra Bank PCL	1,200,800	1,521,829
	Lalin Property PCL	194,800	35,626
	Lam Soon Thailand PCL	1,298,700	180,841
	Lanna Resources PCL	672,250	125,100
	Lee Feed Mill PCL	67,000	4,772
	LH Financial Group PCL	44,048,139	1,257,812
*	Loxley PCL	8,578,276	357,801
	LPN Development PCL	7,183,302	875,802
	Major Cineplex Group PCL	927,300	383,803
	MBK PCL	5,641,600	1,954,898
*	MCOT PCL	1,716,300	155,289
	MCS Steel PCL	1,852,900	755,012
	Mega Lifesciences PCL	1,947,100	2,170,906
	Millcon Steel PCL	3,497,033	76,297
	Modernform Group PCL	2,003,800	155,585
*	Mono Next P.C.L., Class F	6,028,600	518,381
	More Return PCL	0	0
	Muang Thai Insurance PCL	61,288	167,636
	Namyong Terminal PCL	2,623,500	269,358
*	Nava Nakorn PCL	1,852,800	109,382
*	Nawarat Patanakarn PCL	2,154,200	35,941
	Netbay PCL	581,300	464,406
	Noble Development PCL	560,700	357,999
	Northeast Rubber PCL	141,900	21,580
*	Nusasiri PCL	2,408,400	19,318
	Origin Property PCL, Class F	4,930,750	1,044,131
	PCS Machine Group Holding PCL	1,737,100	245,231
	Plan B Media Pcl, Class F	10,231,100	1,772,614
	Platinum Group PCL (The), Class F	3,236,300	209,748
	Polyplex Thailand PCL	1,521,450	1,176,448
	Power Solution Technologies PCL, Class F	8,101,420	397,695
*	Precious Shipping PCL	4,177,650	651,428
	Premier Marketing PCL	1,948,000	462,507
	Prima Marine PCL	4,033,200	1,002,881
*	Principal Capital PCL	1,537,400	127,264
	Property Perfect PCL	42,787,930	453,037
	Pruksa Holding PCL	4,129,500	1,298,439
	PTG Energy PCL	3,978,600	2,425,392
	Pylon PCL	1,829,000	201,869
	Quality Houses PCL	43,708,326	2,916,927
*	Raimon Land PCL	11,180,400	200,883
	Rajthanee Hospital PCL	845,900	583,520
	Ratchthani Leasing PCL	10,394,155	1,160,557
*	Regional Container Lines PCL	2,112,900	437,257
	Rojana Industrial Park PCL	5,166,454	636,534
	RS PCL	2,386,300	1,408,773
	S 11 Group PCL	1,380,900	276,911
	Sabina PCL	1,072,000	715,412
	Saha Pathana Inter-Holding PCL	699,100	1,345,825
*	Sahakol Equipment PCL	2,553,800	122,907
	Sahamitr Pressure Container PCL	676,000	245,089
	Saha-Union PCL	887,600	961,145
	Sahaviriya Steel Industries PCL	0	0
	Samart Corp. PCL	3,438,700	538,409
	Samart Telcoms PCL	850,900	132,682
	Sansiri PCL	64,865,710	1,207,094
	Sappe PCL	568,800	399,670

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
THAILAND — (Continued)
	SC Asset Corp. PCL	10,888,215	$803,494
	SEAFCO PCL	2,921,502	427,434
	Sena Development PCL	2,808,533	241,497
	Sermsang Power Corp. Co., Ltd.	1,133,800	251,006
	Siam City Cement PCL	29,054	110,464
	Siam Future Development PCL	7,200,747	984,204
	Siam Wellness Group PCL, Class F	2,453,600	444,785
	Siamgas & Petrochemicals PCL	4,761,300	1,382,522
	Singha Estate PCL	21,677,354	772,018
	Sino-Thai Engineering & Construction PCL	5,649,000	1,830,590
	SISB PCL	39,100	10,412
	SNC Former PCL	626,400	198,969
	Somboon Advance Technology PCL	1,700,137	725,494
	Southern Concrete Pile PCL	115,700	21,345
	SPCG PCL	2,771,800	1,760,861
*	Sri Trang Agro-Industry PCL	4,514,408	5,178,153
*	Sriracha Construction PCL	585,500	164,374
	Srisawad Finance PCL	414,300	362,226
*	Srithai Superware PCL	8,442,800	165,240
	Srivichai Vejvivat PCL	688,600	132,561
	Star Petroleum Refining PCL	9,668,600	1,644,135
	STP & I PCL	5,356,064	546,476
	Supalai PCL	7,510,191	3,783,108
	Super Energy Corp. PCL	88,939,400	2,368,483
	Susco PCL	3,412,900	284,705
	SVI PCL	1,693,800	279,877
	Synnex Thailand PCL	106,040	50,353
	Syntec Construction PCL	6,031,500	247,704
	TAC Consumer PCL, Class F	1,991,500	421,718
	Taokaenoi Food & Marketing PCL, Class F	2,245,080	806,767
	Tapaco PCL	80,100	7,556
*	Tata Steel Thailand PCL	3,381,400	40,142
	Thai Agro Energy PCL	1,648,100	118,449
*	Thai Airways International PCL	1,860,600	171,927
	Thai Nakarin Hospital PCL	338,300	358,190
	Thai Rayon PCL	40,200	27,989
*	Thai Reinsurance PCL	13,194,400	567,273
	Thai Solar Energy PCL, Class F	4,090,574	328,112
	Thai Stanley Electric PCL, Class F	191,300	886,913
	Thai Vegetable Oil PCL	2,410,775	2,629,866
*	Thai Wacoal PCL	78,000	113,556
	Thai Wah PCL, Class F	2,788,800	304,225
	Thaicom PCL	4,067,900	717,846
	Thaifoods Group PCL	4,336,400	559,311
	Thaire Life Assurance PCL	331,700	28,735
	Thanachart Capital PCL	275,800	243,346
	Thitikorn PCL	1,017,200	226,824
	Thoresen Thai Agencies PCL	8,334,654	738,065
	Tipco Asphalt PCL	3,567,000	1,739,581
	TIPCO Foods PCL	1,402,482	251,990
	TKS Technologies PCL	681,450	121,346
*	TMT Steel PCL	1,454,500	229,603
	TPC Power Holdings Co., Ltd.	1,448,600	478,722
	TPI Polene PCL	43,450,000	1,923,831
	TPI Polene Power PCL	13,795,400	1,859,010
	TQM Corp. PCL	202,900	768,178
	TTCL PCL	241,240	29,258
	TTW PCL	2,759,300	1,026,963
*	U City PCL, Class F	16,368,114	572,431

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
THAILAND — (Continued)
	UAC Global PCL	353,200	$41,703
	Union Auction PCL	1,214,200	463,591
	Unique Engineering & Construction PCL	3,742,070	487,457
	United Paper PCL	1,795,800	777,839
	Univanich Palm Oil PCL	2,378,600	372,425
	Univentures PCL	3,790,300	274,840
*	Vanachai Group PCL	3,346,559	329,636
	Vibhavadi Medical Center PCL	3,363,700	156,489
	Vinythai PCL	1,352,434	1,045,758
	WHA Corp. PCL	6,493,300	495,839
	WHA Utilities and Power PCL	6,725,600	901,998
	Workpoint Entertainment PCL	1,310,140	414,049

TOTAL THAILAND.			150,837,256

TURKEY — (1.2%)
*	Adese Alisveris Merkezleri Ticaret A.S.	1,099,020	342,868
*	Afyon Cimento Sanayi TAS.	1,787,299	898,967
	Akcansa Cimento A.S.	118,218	177,115
#	Aksa Akrilik Kimya Sanayii A.S.	911,863	881,023
*	Aksa Enerji Uretim A.S.	713,373	525,913
	Aksigorta A.S.	530,269	445,991
#	Alarko Holding A.S.	883,782	652,262
# *	Albaraka Turk Katilim Bankasi A.S.	3,412,000	662,244
	Alkim Alkali Kimya A.S.	380,444	629,264
#	Anadolu Anonim Turk Sigorta Sirketi	1,350,067	1,072,297
	Anadolu Hayat Emeklilik A.S.	402,101	387,568
	AvivaSA Emeklilik ve Hayat A.S., Class A	211,469	327,029
#	Aygaz A.S.	408,024	514,969
*	Bagfas Bandirma Gubre Fabrikalari A.S.	195,965	379,360
*	Bera Holding A.S.	2,782,485	2,989,128
# *	Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.	879,607	307,671
	Bizim Toptan Satis Magazalari A.S.	159,618	274,032
*	Borusan Mannesmann Boru Sanayi ve Ticaret A.S.	192,327	313,632
	Borusan Yatirim ve Pazarlama A.S.	31,790	595,836
	Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.	213,747	379,443
*	Cimsa Cimento Sanayi VE Ticaret A.S.	323,514	481,164
	Deva Holding A.S.	195,430	499,209
#	Dogan Sirketler Grubu Holding A.S.	6,545,028	1,899,213
#	Dogus Otomotiv Servis ve Ticaret A.S.	146,035	295,515
	EGE Endustri VE Ticaret A.S.	6,492	708,259
	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S.	780,839	611,810
Ω	Enerjisa Enerji A.S.	31,458	33,823
#	Erbosan Erciyas Boru Sanayii ve Ticaret A.S.	76,729	239,367
*	Fenerbahce Futbol A.S.	190,973	795,256
*	Global Yatirim Holding A.S.	508,575	322,138
*	Goldas Kuyumculuk Sanayi Ithalat Ve B	8,540	0
*	Goodyear Lastikleri TAS.	507,133	366,925
# *	Gozde Girisim Sermayesi Yatirim Ortakligi A.S.	1,043,152	689,218
	GSD Holding A.S.	1,439,487	361,339
# *	Gubre Fabrikalari TAS.	353,881	1,408,328
#	Hektas Ticaret TAS	626,777	911,561
*	Ihlas Holding A.S.	3,402,242	431,830
#	Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret A.S.	179,897	348,829
# *	Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S.	515,739	665,770
# *	Is Finansal Kiralama A.S.	1,271,306	525,831
	Is Yatirim Menkul Degerler A.S., Class A	973,297	1,216,913
*	Isiklar Enerji ve Yapi Holding A.S.	4,524,519	616,535
	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class A	1,133,490	707,521
#	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D	4,728,746	1,748,978

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
TURKEY — (Continued)
	Kartonsan Karton Sanayi ve Ticaret A.S.	4,074	$876,614
*	Kerevitas Gida Sanayi ve Ticaret A.S.	633,326	484,441
	Kordsa Teknik Tekstil A.S.	336,416	437,895
# *	Koza Anadolu Metal Madencilik Isletmeleri A.S.	1,195,657	1,726,209
*	Kutahya Porselen Sanayi A.S.	7,678	25,417
*	Logo Yazilim Sanayi Ve Ticaret A.S.	101,991	1,132,008
* Ω	Mavi Giyim Sanayi Ve Ticaret AS, Class B	202,837	914,309
*	Menderes Tekstil Sanayi ve Ticaret A.S.	325,597	117,849
*	Metro Ticari ve Mali Yatirimlar Holding A.S.	1,698,921	424,804
# *	Migros Ticaret A.S.	456,336	2,035,367
* Ω	MLP Saglik Hizmetleri A.S.	500,109	951,918
*	NET Holding A.S.	749,748	281,709
*	Netas Telekomunikasyon A.S.	164,979	393,309
	Nuh Cimento Sanayi A.S.	383,295	1,377,397
# *	ODAS Elektrik Uretim ve Sanayi Ticaret A.S.	2,908,605	1,082,041
#	Otokar Otomotiv Ve Savunma Sanayi A.S.	51,098	1,106,828
# *	Oyak Cimento Fabrikalari A.S.	1,496,960	1,316,679
*	Parsan Makina Parcalari Sanayii A.S.	126,184	270,435
# *	Pegasus Hava Tasimaciligi A.S.	195,500	927,313
# *	Petkim Petrokimya Holding A.S.	1,740,749	850,245
#	Polisan Holding A.S.	978,114	439,376
*	Reysas Tasimacilik ve Lojistik Ticaret A.S.	339,969	268,583
	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.	1,832,859	1,445,611
*	Sasa Polyester Sanayi A.S.	566,919	1,040,666
# *	Sekerbank Turk A.S.	2,648,150	573,850
	Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	639,913	697,861
	Tat Gida Sanayi A.S.	435,934	531,835
	TAV Havalimanlari Holding A.S.	360,988	594,406
#	Tekfen Holding A.S.	1,083,878	1,704,549
*	Turcas Petrol A.S.	822,759	416,158
	Turk Traktor ve Ziraat Makineleri A.S.	80,475	1,088,940
# *	Turkiye Sinai Kalkinma Bankasi A.S.	8,367,261	2,546,611
	Turkiye Sise ve Cam Fabrikalari A.S.	376,803	274,913
*	Ulker Biskuvi Sanayi A.S.	814,973	1,965,710
# *	Vestel Elektronik Sanayi ve Ticaret A.S.	395,418	782,996
*	Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S.	635,940	665,506
# *	Zorlu Enerji Elektrik Uretim A.S.	1,892,606	559,518

TOTAL TURKEY.			60,971,820

UNITED ARAB EMIRATES — (0.2%)
	Abu Dhabi Islamic Bank PJSC	446,429	525,424
	Air Arabia PJSC	3,609,681	1,073,278
	Amanat Holdings PJSC	2,099,448	439,904
*	Amlak Finance PJSC	1,550,731	112,522
*	Arabtec Holding PJSC	2,783,626	401,650
	Aramex PJSC	1,976,136	2,120,560
*	DAMAC Properties Dubai Co. PJSC	2,412,634	709,819
	Dana Gas PJSC	4,082,918	750,858
*	Deyaar Development PJSC	5,615,929	412,030
	Dubai Financial Market PJSC	2,455,062	552,827
	Dubai Investments PJSC	2,087,183	640,733
*	DXB Entertainments PJSC	4,894,882	152,090
*	Emaar Development PJSC	116,758	71,774
*	Eshraq Investments PJSC	2,052,943	168,145
*	Gulf Navigation Holding PJSC	1,096,558	124,221
	Islamic Arab Insurance Co.	1,214,883	245,450
*	Manazel Real Estate PJSC	1,154,309	98,024
	National Central Cooling Co. PJSC	486,811	326,743

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»
UNITED ARAB EMIRATES — (Continued)
RAK Properties PJSC	748,774	$78,348

TOTAL UNITED ARAB EMIRATES		9,004,400

UNITED STATES — (0.0%)
Textainer Group Holdings, Ltd.	1,666	23,524

TOTAL COMMON STOCKS		4,810,658,174

PREFERRED STOCKS — (0.7%)

BRAZIL — (0.7%)
AES Tiete Energia SA	7,992	4,081
Alpargatas SA	650,452	4,593,333
Banco ABC Brasil SA	479,999	1,020,571
* Banco ABC Brasil SA	8,007	16,997
Banco do Estado do Rio Grande do Sul SA, Class B	1,123,744	2,350,130
Banco Pan SA	117,090	152,231
* Banco Pine SA	87,300	33,776
Centrais Eletricas Santa Catarina	75,900	681,095
Cia de Saneamento do Parana	5,573,603	4,623,664
Cia de Transmissao de Energia Eletrica Paulista	877,578	3,595,685
Cia Energetica de Sao Paulo, Class B	996,420	4,633,098
Cia Energetica do Ceara, Class A	117,039	1,217,722
Cia Ferro Ligas da Bahia—FERBASA	269,003	852,303
Cia Paranaense de Energia	144,043	1,550,396
* Eucatex SA Industria e Comercio	196,878	253,906
* Gol Linhas Aereas Inteligentes SA	8,548	23,374
Grazziotin SA	12,400	63,146
Marcopolo SA	3,236,511	1,381,931
Randon SA Implementos e Participacoes	1,005,721	2,224,244
Schulz SA	78,800	163,424
Unipar Carbocloro SA	353,718	1,864,771
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A	2,442,271	4,639,419

TOTAL BRAZIL		35,939,297

CHILE — (0.0%)
Coca-Cola Embonor SA, Class B	657,545	799,564

COLOMBIA — (0.0%)
Avianca Holdings SA	485,000	19,862

TOTAL PREFERRED STOCKS		36,758,723

RIGHTS/WARRANTS — (0.0%)

BRAZIL — (0.0%)
* CVC Brasil Operadora e Agencia de Viagens SA Warrants 1/29/21	44,873	15,562
* Gafisa SA Rights 06/15/20	0	0
* Gafisa SA Rights 06/15/20	2	0

TOTAL BRAZIL.		15,562

CHILE — (0.0%)
* Banvida SA Rights 9/24/20	5,722	0

HONG KONG — (0.0%)
* Jiayuan International Group, Ltd. Rights 11/30/20	59,400	0

INDIA — (0.0%)
Arvind Fashions, Ltd. Rights 04/17/20	0	0

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»
MALAYSIA — (0.0%)
*	JAKS Resources Bhd. Rights 11/12/20	3,593,280	$224,850
*	Vizione Holdings Bhd. Warrants 8/24/23	182,611	5,714

TOTAL MALAYSIA			230,564

SOUTH KOREA — (0.0%)
*	Air Busan Co., Ltd. Rights 12/8/20	2,979	1,824

TAIWAN — (0.0%)
*	Amazing Microelectronic Corp. Rights 10/5/20	33,033	10,394
*	Da Li Development Co., Ltd. Rights 11/12/20	69,968	11,374
*	Etron Technology, Inc. Rights 11/16/20	177,661	13,043
*	Nuvoton Technology Corp. Rights 10/28/20	152,060	18,075
*	OK Biotech Co., Ltd. Rights 08/03/20	20,528	2,907
*	Supreme Electronics Co., Ltd. Rights 10/28/20	196,915	0
*	Tai Tung Communication Co., Ltd. Rights 11/9/20	58,071	2,335

TOTAL TAIWAN			58,128

THAILAND — (0.0%)
*	MBK-W1, Inc. Warrants 1/21/21	225,664	56,475
	PP Prime PCL	0	0
	Tapaco PCL Rights 03/18/22	0	0

TOTAL THAILAND.			56,475

TOTAL RIGHTS/WARRANTS			362,553

TOTAL INVESTMENT SECURITIES (Cost $4,637,948,288)			4,847,779,450

			Value†
SECURITIES LENDING COLLATERAL — (2.5%)
@ §	The DFA Short Term Investment Fund	10,596,378	122,610,691

TOTAL INVESTMENTS — (100.0%) (Cost $4,760,537,239)			$4,970,390,141

ADR	American Depositary Receipt
CP	Certificate Participation
GDR	Global Depositary Receipt
P.L.C.	Public Limited Company
SA	Special Assessment
ST	Special Tax
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

As of October 31, 2020, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	282	12/18/20	$15,350,175	$15,536,790	$186,615
S&P 500® Emini Index	53	12/18/20	$8,592,769	$8,651,455	$58,686

Total Futures Contracts			$23,942,944	$24,188,245	$245,301

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$203,081,561	—	—	$203,081,561
Chile	92,526	$46,003,028	—	46,095,554
China	101,370,733	1,177,578,216	—	1,278,948,949
Colombia	7,789,489	—	—	7,789,489
Greece	—	19,440,598	—	19,440,598
Hong Kong	4,820,053	10,948,703	—	15,768,756
Hungary	—	4,787,201	—	4,787,201
India	1,522,030	589,649,320	—	591,171,350
Indonesia	838,960	82,875,723	—	83,714,683
Malaysia	—	107,591,478	—	107,591,478
Mexico	122,868,785	15,897	—	122,884,682
Philippines	—	55,570,858	—	55,570,858
Poland	—	45,068,775	—	45,068,775
Qatar	—	18,794,492	—	18,794,492
Russia	16,905,276	—	—	16,905,276
Saudi Arabia	638,560	55,286,363	—	55,924,923
South Africa	23,596,920	163,449,018	—	187,045,938
South Korea	5,519,634	743,484,865	—	749,004,499
Taiwan	69,564	980,162,548	—	980,232,112
Thailand	150,837,256	—	—	150,837,256
Turkey	—	60,971,820	—	60,971,820
United Arab Emirates	—	9,004,400	—	9,004,400
United States	—	23,524	—	23,524
Preferred Stocks
Brazil	35,939,297	—	—	35,939,297
Chile	—	799,564	—	799,564
Colombia	19,862	—	—	19,862
Rights/Warrants
Brazil	—	15,562	—	15,562
Malaysia	—	230,564	—	230,564
South Korea	—	1,824	—	1,824
Taiwan	—	58,128	—	58,128
Thailand	—	56,475	—	56,475
Securities Lending Collateral	—	122,610,691	—	122,610,691
Futures Contracts**	245,301	—	—	245,301

TOTAL	$676,155,807	$4,294,479,635	—	$4,970,635,442

** Valued at the unrealized appreciation/(depreciation) on the investment.

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2020

		Shares	Value†
COMMON STOCKS — (98.8%)

COMMUNICATION SERVICES — (15.1%)
	Activision Blizzard, Inc.	496,359	$37,589,267
# *	AMC Networks, Inc., Class A	6,800	144,500
	AT&T, Inc.	7,109,251	192,091,962
	ATN International, Inc.	684	30,575
#	Beasley Broadcast Group, Inc., Class A	9,471	11,460
# *	Cars.com, Inc.	39,542	292,215
#	CenturyLink, Inc.	539,862	4,653,610
# *	Charter Communications, Inc., Class A	339,394	204,932,885
	Comcast Corp., Class A	5,775,217	243,945,166
# *	Consolidated Communications Holdings, Inc.	10,700	49,969
*	Discovery, Inc., Class B	1,794	56,547
*	Discovery, Inc., Class C	136,284	2,496,723
*	DISH Network Corp., Class A	83,975	2,140,523
	Entravision Communications Corp., Class A	38,094	69,712
	EW Scripps Co. (The), Class A	81,265	737,886
#	Fox Corp., Class A	211,170	5,600,228
*	Fox Corp., Class B	104,154	2,722,586
#	Gannett Co., Inc.	53,152	61,125
*	GCI Liberty, Inc., Class A	123,145	10,003,068
*	GCI Liberty, Inc., Class B	1,686	144,575
*	Gray Television, Inc.	54,374	689,462
*	Hemisphere Media Group, Inc.	18,877	147,618
*	IAC/InterActiveCorp.	23,037	2,781,027
# *	IMAX Corp.	18,300	210,999
	Interpublic Group of Cos., Inc. (The)	30,820	557,534
*	Iridium Communications, Inc.	51,500	1,360,115
	John Wiley & Sons, Inc., Class A	23,898	739,882
*	Liberty Broadband Corp.	1,905	271,472
*	Liberty Broadband Corp., Class A	24,095	3,386,552
*	Liberty Broadband Corp., Class C	67,601	9,579,738
*	Liberty Latin America, Ltd., Class A	4,700	46,060
*	Liberty Latin America, Ltd., Class C	4,641	45,111
# *	Liberty Media Corp.-Liberty Braves, Class A	7,613	157,589
*	Liberty Media Corp.-Liberty Braves, Class B	762	24,289
*	Liberty Media Corp.-Liberty Braves, Class C	16,901	345,963
# *	Liberty Media Corp.-Liberty Formula One, Class A	17,043	567,532
*	Liberty Media Corp.-Liberty Formula One, Class C	44,409	1,604,497
*	Liberty Media Corp.-Liberty SiriusXM, Class A	96,383	3,331,960
# *	Liberty Media Corp.-Liberty SiriusXM, Class B	4,953	180,091
*	Liberty Media Corp.-Liberty SiriusXM, Class C	208,025	7,197,665
*	Lions Gate Entertainment Corp., Class B	1	6
*	Madison Square Garden Entertainment Corp.	9,852	640,380
#	Marcus Corp. (The)	7,499	54,968
*	Match Group, Inc.	49,723	5,806,652
#	Meredith Corp.	44,176	485,936
# *	MSG Networks, Inc., Class A	29,558	264,249
	News Corp., Class A	402,247	5,281,503
	News Corp., Class B	99,903	1,300,737
	Nexstar Media Group, Inc., Class A	51,781	4,266,754
*	ORBCOMM, Inc.	45,543	195,835
# *	Reading International, Inc., Class A	8,800	20,592
	Saga Communications, Inc., Class A	8,693	147,955
	Scholastic Corp.	21,511	425,057
	Spok Holdings, Inc.	9,322	84,644
	TEGNA, Inc.	184,139	2,215,192

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
COMMUNICATION SERVICES — (Continued)
	Telephone and Data Systems, Inc.	90,571	$1,539,707
*	T-Mobile US, Inc.	282,437	30,946,622
#	Tribune Publishing Co.	900	10,314
	TripAdvisor, Inc.	17,950	343,025
# *	United States Cellular Corp.	12,191	355,002
#	ViacomCBS, Inc., Class A	14,300	426,998
*	Vonage Holdings Corp.	85,934	909,182
	Walt Disney Co. (The)	498,715	60,469,194
*	Zillow Group, Inc., Class A	26,410	2,359,205
# *	Zillow Group, Inc., Class C	65,484	5,803,192
# *	Zynga, Inc., Class A	640,800	5,760,792

TOTAL COMMUNICATION SERVICES			871,113,431

CONSUMER DISCRETIONARY — (6.7%)
# *	1-800-Flowers.com, Inc., Class A	44,330	879,064
	Aaron’s Holdings Co., Inc.	58,430	3,053,552
	Acushnet Holdings Corp.	2,067	70,547
*	Adtalem Global Education, Inc.	59,964	1,405,556
	Advance Auto Parts, Inc.	20,070	2,955,910
*	American Axle & Manufacturing Holdings, Inc.	91,765	616,661
#	American Eagle Outfitters, Inc.	173,750	2,382,112
*	American Outdoor Brands, Inc.	16,076	243,230
	Aramark	136,783	3,794,360
# *	Asbury Automotive Group, Inc.	6,182	636,622
#	Autoliv, Inc.	53,413	4,048,705
*	AutoNation, Inc.	58,352	3,310,309
# *	Barnes & Noble Education, Inc.	20,210	46,483
	Bassett Furniture Industries, Inc.	2,900	42,804
# *	Beazer Homes USA, Inc.	4,326	52,691
	Best Buy Co., Inc.	15,363	1,713,743
#	Big 5 Sporting Goods Corp.	10,801	79,279
*	Biglari Holdings, Inc., Class B	8	670
#	BJ’s Restaurants, Inc.	20,458	577,120
# *	Boot Barn Holdings, Inc.	32,500	1,040,650
	BorgWarner, Inc.	203,984	7,135,360
	Brunswick Corp.	63,040	4,016,278
# *	Build-A-Bear Workshop, Inc.	25,874	106,860
	Caleres, Inc.	53,097	407,785
	Callaway Golf Co.	108,543	1,681,331
	Canterbury Park Holding Corp.	2,755	32,922
*	Capri Holdings, Ltd.	129,788	2,754,101
#	Carnival Corp.	139,546	1,913,176
	Carriage Services, Inc.	20,916	539,842
# *	Carrols Restaurant Group, Inc.	35,900	210,015
*	Cavco Industries, Inc.	7,600	1,308,264
*	Century Communities, Inc.	14,709	571,298
#	Chico’s FAS, Inc.	32,500	34,775
*	Chuy’s Holdings, Inc.	12,152	255,070
#	Citi Trends, Inc.	5,815	151,830
#	Columbia Sportswear Co.	1,785	133,143
# *	Conn’s, Inc.	25,450	238,467
#	Cooper Tire & Rubber Co.	55,558	1,910,640
	Core-Mark Holding Co., Inc.	96,236	2,632,055
	Culp, Inc.	10,036	124,547
	Dana, Inc.	112,665	1,576,183
*	Deckers Outdoor Corp.	9,229	2,338,352
*	Delta Apparel, Inc.	7,532	125,408
#	Dick’s Sporting Goods, Inc.	83,076	4,706,255
#	Dillard’s, Inc., Class A	75,900	3,395,007

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
# *	Dorman Products, Inc.	9,311	$831,193
	DR Horton, Inc.	225,681	15,077,748
	Educational Development Corp.	3,358	55,844
# *	El Pollo Loco Holdings, Inc.	4,415	62,340
	Escalade, Inc.	277	5,155
	Ethan Allen Interiors, Inc.	23,817	382,263
	Expedia Group, Inc.	30,369	2,859,241
	Extended Stay America, Inc.	90,395	1,025,983
*	Fiesta Restaurant Group, Inc.	10,900	94,176
*	Flanigan’s Enterprises, Inc.	865	14,494
	Flexsteel Industries, Inc.	2,068	57,801
	Foot Locker, Inc.	102,986	3,798,124
	Ford Motor Co.	2,868,969	22,177,130
# *	Fossil Group, Inc.	600	3,426
	General Motors Co.	1,095,598	37,830,999
*	Genesco, Inc.	6,456	114,400
	Gentex Corp.	145,810	4,034,563
*	Gentherm, Inc.	37,081	1,716,479
# *	G-III Apparel Group, Ltd.	31,225	420,913
	Goodyear Tire & Rubber Co. (The)	267,257	2,212,888
	Graham Holdings Co., Class B	5,780	2,198,365
*	Green Brick Partners, Inc.	2,594	46,407
#	Group 1 Automotive, Inc.	57,936	6,145,851
#	Guess?, Inc.	59,800	704,444
#	Hamilton Beach Brands Holding Co., Class A	10,413	229,607
#	Harley-Davidson, Inc.	3,372	110,871
#	Haverty Furniture Cos., Inc.	33,479	837,645
# *	Helen of Troy, Ltd.	61,653	11,689,409
# *	Hibbett Sports, Inc.	20,800	786,448
	Hooker Furniture Corp.	14,814	407,385
#	Hyatt Hotels Corp., Class A	14,601	805,099
#	International Game Technology P.L.C.	7,100	58,291
*	J Alexander’s Holdings, Inc.	2,666	14,823
	Johnson Outdoors, Inc., Class A	15,588	1,361,300
*	K12, Inc.	3,100	73,997
	KB Home	30,800	993,300
#	Kohl’s Corp.	144,069	3,067,229
# *	Lakeland Industries, Inc.	9,887	213,263
#	La-Z-Boy, Inc.	56,332	1,928,244
	LCI Industries	10,111	1,108,772
	Lear Corp.	51,273	6,194,291
	Lennar Corp., Class A	224,100	15,738,543
	Lennar Corp., Class B	12,506	711,466
	Lifetime Brands, Inc.	16,431	165,132
	Lithia Motors, Inc., Class A	34,933	8,019,569
*	LKQ Corp.	208,413	6,667,132
*	M/I Homes, Inc.	37,930	1,552,096
#	Macy’s, Inc.	62,400	387,504
# *	MarineMax, Inc.	29,164	874,337
	Marriott Vacations Worldwide Corp.	11,331	1,094,575
* »	Media General, Inc.	25,196	2,363
*	Meritage Homes Corp.	28,156	2,452,106
#	MGM Resorts International	227,871	4,687,306
*	Modine Manufacturing Co.	14,650	93,760
*	Mohawk Industries, Inc.	98,740	10,188,981
*	Monarch Casino & Resort, Inc.	1,103	47,859
#	Monro, Inc.	3,100	130,386
*	Motorcar Parts of America, Inc.	17,638	259,808
	Movado Group, Inc.	21,998	239,998

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
*	Murphy USA, Inc.	34,678	$4,240,773
	Newell Brands, Inc.	126,940	2,241,760
# *	Norwegian Cruise Line Holdings, Ltd.	80,215	1,333,975
#	ODP Corp. (The)	54,901	1,070,570
	Oxford Industries, Inc.	11,400	469,338
	Patrick Industries, Inc.	13,200	735,900
#	Penske Automotive Group, Inc.	43,845	2,243,110
*	Perdoceo Education Corp.	78,974	891,616
	PulteGroup, Inc.	275,833	11,242,953
	PVH Corp.	31,964	1,863,182
	Qurate Retail, Inc., Class A	620,725	4,202,308
#	Ralph Lauren Corp.	13,658	913,037
#	RCI Hospitality Holdings, Inc.	12,026	257,356
# *	Red Robin Gourmet Burgers, Inc.	17,849	214,902
	Rocky Brands, Inc.	8,729	234,810
#	Royal Caribbean Cruises, Ltd.	322,500	18,195,450
	Shoe Carnival, Inc.	32,650	1,011,497
*	Skechers U.S.A., Inc., Class A	146,140	4,634,099
#	Smith & Wesson Brands, Inc.	64,307	1,066,853
	Sonic Automotive, Inc., Class A	22,800	822,168
*	Sportsman’s Warehouse Holdings, Inc.	21,200	276,024
# *	Stamps.com, Inc.	15,800	3,527,192
	Standard Motor Products, Inc.	37,342	1,710,264
	Steven Madden, Ltd.	35,225	845,752
*	Stoneridge, Inc.	25,661	585,841
	Strategic Education, Inc.	123	10,216
#	Strattec Security Corp.	5,224	151,705
	Superior Group of Cos, Inc.	17,956	388,209
# *	Superior Industries International, Inc.	3,408	4,192
*	Tandy Leather Factory, Inc.	9,974	29,822
	Target Corp.	259,962	39,571,416
	Thor Industries, Inc.	38,190	3,230,110
#	Tilly’s, Inc., Class A	18,598	114,192
	Toll Brothers, Inc.	126,380	5,343,346
*	TopBuild Corp.	35,100	5,377,671
*	Unifi, Inc.	41,401	620,601
*	Universal Electronics, Inc.	15,506	574,652
# *	Urban Outfitters, Inc.	31,400	701,476
	Whirlpool Corp.	50,924	9,418,903
#	Winnebago Industries, Inc.	27,135	1,273,988
	Wolverine World Wide, Inc.	28,683	764,976
	Wyndham Hotels & Resorts, Inc.	47,600	2,213,876
# *	ZAGG, Inc.	30,497	86,916
# *	Zumiez, Inc.	2,800	78,400

TOTAL CONSUMER DISCRETIONARY			385,097,551

CONSUMER STAPLES — (7.5%)
	Alico, Inc.	960	27,725
	Andersons, Inc. (The)	30,460	660,677
	Archer-Daniels-Midland Co.	750,362	34,696,739
	Bunge, Ltd.	114,694	6,506,591
*	Cal-Maine Foods, Inc.	1,523	58,407
	Casey’s General Stores, Inc.	26,905	4,535,376
# *	Central Garden & Pet Co.	25,184	981,169
*	Central Garden & Pet Co., Class A	48,121	1,703,002
	Conagra Brands, Inc.	144,700	5,077,523
#	Coty, Inc., Class A	71,506	207,367
*	Darling Ingredients, Inc.	173,938	7,479,334
# *	Farmer Bros Co.	7,800	27,066

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
CONSUMER STAPLES — (Continued)
	Flowers Foods, Inc.	44,317	$1,044,995
#	Fresh Del Monte Produce, Inc.	39,437	849,079
# *	Hain Celestial Group, Inc. (The)	87,292	2,684,229
	Ingles Markets, Inc., Class A	11,437	410,131
	Ingredion, Inc.	62,317	4,417,652
#	JM Smucker Co. (The)	108,204	12,140,489
	John B. Sanfilippo & Son, Inc.	10,428	758,741
	Kroger Co. (The)	285,863	9,207,647
*	Landec Corp.	37,056	356,108
	Limoneira Co.	6,194	85,663
	Molson Coors Beverage Co., Class B	133,800	4,717,788
#	Molson Coors Brewing Co., Class A	1,417	64,799
	Mondelez International, Inc., Class A	2,081,099	110,547,979
#	Natural Grocers by Vitamin Cottage, Inc.	1,000	10,640
*	Nature’s Sunshine Products, Inc.	1,029	10,722
	Nu Skin Enterprises, Inc., Class A	3,097	152,837
	Oil-Dri Corp. of America	5,047	172,406
*	Performance Food Group Co.	50,855	1,709,237
*	Pilgrim’s Pride Corp.	7,900	132,246
*	Post Holdings, Inc.	72,415	6,220,448
	PriceSmart, Inc.	4,262	294,078
#	Sanderson Farms, Inc.	22,700	2,904,919
	Seaboard Corp.	1,781	6,135,545
*	Seneca Foods Corp., Class A	6,301	232,192
*	Seneca Foods Corp., Class B	300	11,139
*	Simply Good Foods Co. (The)	8,033	151,020
	SpartanNash Co.	33,983	625,627
	Spectrum Brands Holdings, Inc.	6,675	379,607
	Tyson Foods, Inc., Class A	405,030	23,179,867
# *	United Natural Foods, Inc.	2,700	39,339
	Universal Corp.	22,290	888,256
*	US Foods Holding Corp.	208,373	4,354,996
	Village Super Market, Inc., Class A	1,900	43,035
	Walgreens Boots Alliance, Inc.	624,054	21,242,798
	Walmart, Inc.	1,115,621	154,792,414
#	Weis Markets, Inc.	11,602	526,847

TOTAL CONSUMER STAPLES			433,456,491

ENERGY — (4.8%)
	Adams Resources & Energy, Inc.	6,004	114,556
#	Arch Resources, Inc.	17,190	525,154
	Archrock, Inc.	69,200	410,356
*	Bonanza Creek Energy, Inc.	6,200	109,802
# *	Bristow Group, Inc.	3,352	69,655
	Chevron Corp.	1,161,733	80,740,443
*	CNX Resources Corp.	154,203	1,495,769
	ConocoPhillips	1,439,649	41,202,754
# *	CONSOL Energy, Inc.	3,800	14,402
# *	Dawson Geophysical Co.	21,211	37,968
#	Delek US Holdings, Inc.	52,256	525,695
	Devon Energy Corp.	87,794	784,000
#	DMC Global, Inc.	372	13,232
# *	Dorian LPG, Ltd.	13,595	111,479
# *	Earthstone Energy, Inc., Class A	8,400	22,596
	Evolution Petroleum Corp.	17,727	39,177
*	Exterran Corp.	22,548	95,378
	Exxon Mobil Corp.	620,038	20,225,640
# *	Green Plains, Inc.	21,234	320,633
	Halliburton Co.	666,057	8,032,647

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
ENERGY — (Continued)
#	Helmerich & Payne, Inc.	62,000	$921,940
	Hess Corp.	146,488	5,452,283
	HollyFrontier Corp.	64,310	1,190,378
#	International Seaways, Inc.	12	162
	Kinder Morgan, Inc.	416,091	4,951,483
#	Kosmos Energy, Ltd.	26,900	26,747
	Marathon Oil Corp.	467,019	1,849,395
	Marathon Petroleum Corp.	1,004,662	29,637,529
*	Matrix Service Co.	17,846	135,630
#	Murphy Oil Corp.	28,000	216,160
#	Nabors Industries, Ltd.	640	18,189
	NACCO Industries, Inc., Class A	6,832	133,156
*	Natural Gas Services Group, Inc.	10,028	87,244
*	Newpark Resources, Inc.	73,721	52,718
*	NexTier Oilfield Solutions, Inc.	1,400	2,646
	Parsley Energy, Inc., Class A	81,213	812,942
	Patterson-UTI Energy, Inc.	1,400	3,584
# *	PDC Energy, Inc.	21,789	259,725
	Phillips 66	723,574	33,761,963
	PHX Minerals, Inc.	10,414	15,621
	Pioneer Natural Resources Co.	111,950	8,906,742
*	ProPetro Holding Corp.	5,764	22,768
*	REX American Resources Corp.	4,050	294,395
# *	SEACOR Holdings, Inc.	18,204	557,589
# *	SEACOR Marine Holdings, Inc.	12,678	21,806
#	SFL Corp., Ltd.	12,481	81,251
# *	SilverBow Resources, Inc.	3,019	14,099
#	SM Energy Co.	24,900	40,089
# *	Southwestern Energy Co.	377,255	1,007,271
	Targa Resources Corp.	26,979	433,013
*	TETRA Technologies, Inc.	31,400	17,443
	Valero Energy Corp.	605,899	23,393,760
	Williams Cos., Inc. (The)	352,897	6,772,093
	World Fuel Services Corp.	28,812	606,493

TOTAL ENERGY			276,589,643

FINANCIALS — (17.8%)
#	1st Constitution Bancorp	692	9,024
	1st Source Corp.	45,305	1,517,264
	Affiliated Managers Group, Inc.	31,797	2,396,540
	Aflac, Inc.	337,222	11,448,687
	Alleghany Corp.	3,115	1,703,687
	Allstate Corp. (The)	157,339	13,963,836
	American Equity Investment Life Holding Co.	89,529	2,222,110
	American Financial Group, Inc.	156,083	11,696,860
	American International Group, Inc.	169,239	5,329,336
	American National Group, Inc.	22,561	1,552,197
	Ameris Bancorp	6,370	186,641
	AmeriServ Financial, Inc.	30,968	85,472
*	Arch Capital Group, Ltd.	9,282	280,409
	Argo Group International Holdings, Ltd.	59,381	2,118,714
	Associated Banc-Corp.	34,231	468,622
	Assurant, Inc.	65,820	8,186,033
#	Assured Guaranty, Ltd.	122,989	3,139,909
	Atlantic Union Bankshares Corp.	68,946	1,743,644
# *	Atlanticus Holdings Corp.	12,567	143,892
	Banc of California, Inc.	4,100	49,200
*	Bancorp, Inc. (The)	14,759	141,686
	BancorpSouth Bank	52,027	1,217,952

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Bank of America Corp.	5,929,136	$140,520,547
	Bank of New York Mellon Corp. (The)	491,755	16,896,702
	Bank OZK	18,531	459,198
	BankFinancial Corp.	16,687	122,649
	BankUnited, Inc.	42,709	1,078,402
	Banner Corp.	34,593	1,275,444
#	Bar Harbor Bankshares	2,733	55,808
	BCB Bancorp, Inc.	1,059	9,626
*	Berkshire Hathaway, Inc., Class B	94,313	19,041,795
	Berkshire Hills Bancorp, Inc.	18,119	236,091
*	Blucora, Inc.	57,127	568,414
#	BOK Financial Corp.	26,900	1,580,106
	Boston Private Financial Holdings, Inc.	14,600	90,228
	Brookline Bancorp, Inc.	90,600	867,948
	Capital City Bank Group, Inc.	14,283	304,371
	Capital One Financial Corp.	333,920	24,402,874
#	Cathay General Bancorp	85,940	2,022,168
#	CCUR Holdings, Inc.	11,740	35,220
	Century Bancorp, Inc., Class A	295	21,113
	Chemung Financial Corp.	300	10,224
	Chubb, Ltd.	64,312	8,354,772
#	Cincinnati Financial Corp.	12,284	868,970
	CIT Group, Inc.	60,259	1,774,628
	Citigroup, Inc.	1,441,183	59,693,800
	Citizens Community Bancorp, Inc.	10,355	78,698
	Citizens Financial Group, Inc.	2,265	61,721
	CME Group, Inc.	14,330	2,159,818
	CNA Financial Corp.	51,474	1,533,410
	CNO Financial Group, Inc.	301,264	5,347,436
	Codorus Valley Bancorp, Inc.	165	2,221
	Columbia Banking System, Inc.	69,936	1,986,882
	Comerica, Inc.	47,590	2,165,821
	Community Bankers Trust Corp.	5,917	32,307
	Community Financial Corp. (The)	408	8,915
	Community Trust Bancorp, Inc.	18,195	578,965
	Community West Bancshares	400	3,224
	ConnectOne Bancorp, Inc.	38,800	598,684
# *	Consumer Portfolio Services, Inc.	26,500	99,375
#	Cowen, Inc., Class A	3,989	85,604
	Cullen/Frost Bankers, Inc.	500	35,135
*	Customers Bancorp, Inc.	2,290	31,648
	Donegal Group, Inc., Class A	12,386	179,721
*	Donnelley Financial Solutions, Inc.	6,900	87,147
	Eagle Bancorp Montana, Inc.	1,000	19,260
	East West Bancorp, Inc.	87,046	3,175,438
	Employers Holdings, Inc.	27,567	882,420
*	Equity Bancshares, Inc., Class A	2,393	43,983
	ESSA Bancorp, Inc.	8,217	104,438
	Evans Bancorp, Inc.	1,681	38,344
	Everest Re Group, Ltd.	34,913	6,880,654
#	FB Financial Corp.	5,150	151,925
	FBL Financial Group, Inc., Class A	24,660	1,225,355
	Federal Agricultural Mortgage Corp., Class A	177	10,239
	Federal Agricultural Mortgage Corp., Class C	9,500	613,605
	FedNat Holding Co.	13,665	70,101
	Fifth Third Bancorp	380,432	8,833,631
	Financial Institutions, Inc.	296	5,248
	First American Financial Corp.	71,961	3,208,741
	First Bancorp	16,138	388,764

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	First BanCorp.	149,954	$973,201
	First Busey Corp.	27,120	487,889
	First Business Financial Services, Inc.	964	16,533
	First Citizens BancShares, Inc., Class A	8,627	3,991,713
	First Commonwealth Financial Corp.	81,147	699,487
	First Financial Bancorp	65,406	935,306
	First Financial Corp.	1,147	39,824
	First Financial Northwest, Inc.	25,371	251,427
#	First Hawaiian, Inc.	67,992	1,173,542
	First Horizon National Corp.	185,460	1,930,639
	First Internet Bancorp	5,329	114,680
	First Interstate BancSystem, Inc., Class A	7,320	258,396
	First Merchants Corp.	40,115	1,047,403
	First Midwest Bancorp, Inc.	64,235	806,149
	First United Corp.	1,266	15,091
	Flagstar Bancorp, Inc.	9,232	270,959
	FNB Corp.	80,914	611,710
	Fulton Financial Corp.	140,780	1,547,172
	Global Indemnity Group LLC, Class A	8,282	202,992
	Goldman Sachs Group, Inc. (The)	198,993	37,617,637
	Great Southern Bancorp, Inc.	1,616	66,175
	Great Western Bancorp, Inc.	1,323	17,186
	Guaranty Federal Bancshares, Inc.	1,684	23,778
*	Hallmark Financial Services, Inc.	16,734	45,349
	Hanmi Financial Corp.	3,221	28,957
	Hanover Insurance Group, Inc. (The)	88,829	8,497,382
	Hartford Financial Services Group, Inc. (The)	245,844	9,469,911
	Heartland Financial USA, Inc.	465	15,317
	Hilltop Holdings, Inc.	26,171	596,960
# *	HMN Financial, Inc.	3,456	50,458
	Home Bancorp, Inc.	719	18,148
#	Home BancShares, Inc.	49,545	822,447
	HomeStreet, Inc.	2,200	68,354
	Hope Bancorp, Inc.	95,411	769,967
	Horace Mann Educators Corp.	58,206	1,973,765
	Huntington Bancshares, Inc.	707,863	7,390,090
	Independence Holding Co.	500	18,910
	Independent Bank Corp.	339	19,421
	Independent Bank Group, Inc.	40,199	2,073,464
	International Bancshares Corp.	23,718	656,514
	Investors Bancorp, Inc.	81,912	692,975
	Investors Title Co.	1,069	142,733
#	Janus Henderson Group P.L.C.	11,721	284,820
	JPMorgan Chase & Co.	2,307,658	226,242,790
	Kemper Corp.	40,117	2,473,614
	KeyCorp	526,210	6,830,206
	Lakeland Bancorp, Inc.	55,240	614,821
	Landmark Bancorp, Inc.	2,634	61,767
#	Lincoln National Corp.	22,300	782,730
	Loews Corp.	243,798	8,454,915
	M&T Bank Corp.	35,300	3,656,374
	Mackinac Financial Corp.	6,893	68,447
	Marlin Business Services Corp.	13,787	100,645
# *	MBIA, Inc.	82,267	469,745
	Mercantile Bank Corp	4,422	96,665
	Meridian Bancorp, Inc.	1,000	12,450
	Meridian Corp.	511	8,983
	MetLife, Inc.	318,167	12,042,621
	MGIC Investment Corp.	340,167	3,422,080

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Middlefield Banc Corp.	452	$8,624
	MidWestOne Financial Group, Inc.	346	6,972
	Morgan Stanley	1,127,557	54,291,870
	MVB Financial Corp.	716	11,420
	National Western Life Group, Inc., Class A	900	152,667
	Navient Corp.	61,729	494,449
	Nelnet, Inc., Class A	16,900	1,031,576
	New York Community Bancorp, Inc.	143,245	1,190,366
»	NewStar Financial, Inc.	41,166	4,182
	Northfield Bancorp, Inc.	2,300	23,368
	Northrim BanCorp, Inc.	5,734	163,763
	Northwest Bancshares, Inc.	109,427	1,167,586
	OceanFirst Financial Corp.	5,466	81,826
	OFG Bancorp	34,148	491,390
	Old National Bancorp	66,704	932,522
	Old Republic International Corp.	171,727	2,795,716
	OneMain Holdings, Inc.	68,655	2,395,373
	Oppenheimer Holdings, Inc., Class A	3,097	77,611
*	Pacific Mercantile Bancorp	4,866	18,053
	Pacific Premier Bancorp, Inc.	3,466	88,383
	PacWest Bancorp	88,630	1,705,241
	Parke Bancorp, Inc.	660	7,940
	Peoples Bancorp of North Carolina, Inc.	275	4,755
	Peoples Bancorp, Inc.	15,923	359,860
	People’s United Financial, Inc.	77,200	823,724
	Pinnacle Financial Partners, Inc.	13,681	626,453
	PNC Financial Services Group, Inc. (The)	158,525	17,735,777
	Popular, Inc.	56,536	2,385,819
# *	PRA Group, Inc.	3,923	133,892
	Premier Financial Bancorp, Inc.	9,004	112,550
	Premier Financial Corp.	21,760	391,462
	Principal Financial Group, Inc.	218,754	8,579,532
	Prosperity Bancshares, Inc.	39,489	2,176,239
	Protective Insurance Corp., Class A	300	4,380
	Protective Insurance Corp., Class B	5,098	67,039
	Provident Financial Holdings, Inc.	4,144	52,463
	Provident Financial Services, Inc.	64,659	877,423
	Prudential Bancorp, Inc.	1,222	14,163
	Prudential Financial, Inc.	220,446	14,112,953
	Radian Group, Inc.	167,314	3,003,286
	Regions Financial Corp.	1,302,555	17,323,981
	Reinsurance Group of America, Inc.	153,566	15,513,237
#	Renasant Corp.	44,538	1,269,778
	Riverview Bancorp, Inc.	1,682	7,889
	Safety Insurance Group, Inc.	24,000	1,680,000
	Salisbury Bancorp, Inc.	300	10,152
	Sandy Spring Bancorp, Inc.	10,325	261,739
#	Santander Consumer USA Holdings, Inc.	48,660	989,744
	SB Financial Group, Inc.	1,128	17,303
*	Select Bancorp, Inc.	2,728	20,324
	Selective Insurance Group, Inc.	45,200	2,353,112
	Severn Bancorp, Inc.	1,399	8,674
	Signature Bank	26,062	2,104,246
	Simmons First National Corp., Class A	52,445	891,041
	South State Corp.	7,796	478,674
	Southern National Bancorp of Virginia, Inc.	193	1,864
	State Auto Financial Corp.	15,100	186,334
	State Street Corp.	60,004	3,534,236
	Sterling Bancorp	110,271	1,475,426

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Stewart Information Services Corp.	21,171	$897,439
	Stifel Financial Corp.	73,600	4,302,656
	Synchrony Financial	544,549	13,624,616
	Synovus Financial Corp.	113,409	2,948,634
#	TCF Financial Corp.	154,714	4,209,768
	Territorial Bancorp, Inc.	823	17,456
*	Texas Capital Bancshares, Inc.	22,592	1,016,640
	Timberland Bancorp, Inc.	3,971	75,648
	Tiptree, Inc.	37,071	180,536
	Towne Bank	10,057	182,836
	Travelers Cos., Inc. (The)	168,250	20,309,457
	TriCo Bancshares	854	24,706
	Truist Financial Corp.	345,238	14,541,425
	Trustmark Corp.	53,239	1,245,260
	UMB Financial Corp.	6,961	423,716
	Umpqua Holdings Corp.	52,732	662,314
#	United Bankshares, Inc.	22,529	590,936
	United Community Banks, Inc.	9,172	192,062
	United Fire Group, Inc.	17,415	357,704
	Unity Bancorp, Inc.	3,592	50,360
	Universal Insurance Holdings, Inc.	900	11,223
	Univest Financial Corp.	2,256	35,780
	Unum Group	454,906	8,033,640
#	Valley National Bancorp	45,155	344,984
	Virtus Investment Partners, Inc.	3,700	590,335
	Voya Financial, Inc.	24,457	1,172,224
	Washington Federal, Inc.	97,887	2,084,014
	Waterstone Financial, Inc.	8,526	143,919
	Webster Financial Corp.	22,479	724,049
	Wells Fargo & Co.	1,288,810	27,644,974
	WesBanco, Inc.	34,796	845,195
	Western New England Bancorp, Inc.	13,698	78,900
	Wintrust Financial Corp.	47,328	2,329,957
	WSFS Financial Corp.	40,724	1,290,544
	Zions Bancorp NA	121,745	3,928,711

TOTAL FINANCIALS			1,024,538,415

HEALTH CARE — (19.6%)
	Abbott Laboratories	915,297	96,206,868
	AbbVie, Inc.	22,603	1,923,515
# *	Acadia Healthcare Co., Inc.	68,394	2,438,246
*	Addus HomeCare Corp.	2,044	199,433
*	Alexion Pharmaceuticals, Inc.	102,164	11,763,163
# *	Allscripts Healthcare Solutions, Inc.	33,823	340,936
*	AMN Healthcare Services, Inc.	3,400	221,952
*	AngioDynamics, Inc.	2,154	22,272
# *	Anika Therapeutics, Inc.	14,671	478,568
	Anthem, Inc.	504,640	137,665,792
*	Arena Pharmaceuticals, Inc.	2,796	239,673
	Becton Dickinson and Co.	409	94,532
*	Biogen, Inc.	668	168,383
*	Bio-Rad Laboratories, Inc., Class A	6,342	3,719,076
*	BioSpecifics Technologies Corp.	2,500	220,250
	Bristol-Myers Squibb Co.	298,861	17,468,425
*	Brookdale Senior Living, Inc.	106,229	312,313
*	Catalent, Inc.	16,700	1,465,759
*	Centene Corp.	102,379	6,050,599
	Cigna Corp.	285,386	47,650,900
	CONMED Corp.	43,239	3,371,345

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
HEALTH CARE — (Continued)
	Cooper Cos., Inc. (The)	13,956	$4,452,662
# *	Covetrus, Inc.	7,558	186,607
*	Cross Country Healthcare, Inc.	33,795	265,291
*	CryoLife, Inc.	17,502	293,334
# *	Cumberland Pharmaceuticals, Inc.	23,319	68,791
	CVS Health Corp.	1,510,745	84,737,687
	Danaher Corp.	375,873	86,277,888
*	DaVita, Inc.	73,290	6,321,262
	DENTSPLY SIRONA, Inc.	67,083	3,165,647
# *	Digirad Corp.	2,671	6,731
*	Elanco Animal Health, Inc.	300	9,303
*	Emergent BioSolutions, Inc.	30,178	2,715,115
*	Envista Holdings Corp.	163,737	4,325,932
# *	Enzo Biochem, Inc.	6,287	11,442
*	Exelixis, Inc.	31,444	643,973
*	FONAR Corp.	1,460	28,674
*	Globus Medical, Inc., Class A	13,207	688,349
# *	Harvard Bioscience, Inc.	16,180	54,688
*	HMS Holdings Corp.	6,400	170,368
*	Horizon Therapeutics P.L.C.	45,000	3,371,850
	Humana, Inc.	198,071	79,085,789
*	Integer Holdings Corp.	41,672	2,435,728
# *	IntriCon Corp.	8,135	101,688
*	Jazz Pharmaceuticals P.L.C.	44,811	6,457,265
	Kewaunee Scientific Corp.	1,631	13,456
*	Laboratory Corp. of America Holdings	9,871	1,971,930
*	LHC Group, Inc.	30,318	6,565,363
	Luminex Corp.	19,129	421,603
*	Magellan Health, Inc.	200	14,454
*»	MedCath Corp.	29,240	0
*	Medpace Holdings, Inc.	800	88,752
	Medtronic P.L.C.	814,175	81,881,580
# *	Meridian Bioscience, Inc.	37,500	643,125
# *	Merit Medical Systems, Inc.	27,130	1,357,857
*	Molina Healthcare, Inc.	18,941	3,531,928
*	Mylan NV	114,871	1,670,224
*	Myriad Genetics, Inc.	1,987	24,698
	National HealthCare Corp.	6,880	435,504
*	Natus Medical, Inc.	16,198	294,966
*	NuVasive, Inc.	4,355	193,493
# *	Omnicell, Inc.	35,405	3,064,303
# *	OraSure Technologies, Inc.	69,400	1,036,836
#	Patterson Cos., Inc.	12,992	323,176
	PerkinElmer, Inc.	76,500	9,910,575
	Perrigo Co. P.L.C.	36,061	1,581,996
	Pfizer, Inc.	3,696,959	131,168,105
	Premier, Inc., Class A	13,070	427,781
*	Prestige Consumer Healthcare, Inc.	111,489	3,682,482
*	Providence Service Corp. (The)	9,300	1,093,215
	Quest Diagnostics, Inc.	20,299	2,479,320
*	Select Medical Holdings Corp.	124,004	2,601,604
	STERIS P.L.C.	200	35,438
*	Supernus Pharmaceuticals, Inc.	523	9,602
# *	Surgalign Holdings, Inc.	48,158	83,795
*	Surmodics, Inc.	5,593	205,543
*	Syneos Health, Inc.	37,367	1,983,440
*	Taro Pharmaceutical Industries, Ltd.	3,478	203,915
	Teleflex, Inc.	19,840	6,313,683
	Thermo Fisher Scientific, Inc.	435,609	206,095,330

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
HEALTH CARE — (Continued)
# *	Triple-S Management Corp., Class B	21,741	$402,643
*	United Therapeutics Corp.	16,900	2,268,487
	UnitedHealth Group, Inc.	89,716	27,375,940
	Universal Health Services, Inc., Class B	38,927	4,264,453
*	Vanda Pharmaceuticals, Inc.	700	7,483
# *	Varex Imaging Corp.	5,400	72,360
	Zimmer Biomet Holdings, Inc.	34,405	4,544,901

TOTAL HEALTH CARE			1,128,243,403

INDUSTRIALS — (14.4%)
	AAR Corp.	35,596	692,698
	ABM Industries, Inc.	76,400	2,652,608
#	Acme United Corp.	1,030	29,046
#	Acuity Brands, Inc.	32,822	2,925,753
*	AECOM	22,080	990,067
*	Aegion Corp.	38,330	540,836
*	Aerovironment, Inc.	35,065	2,677,563
	AGCO Corp.	73,273	5,644,219
	Air Lease Corp.	74,037	2,016,768
*	Air Transport Services Group, Inc.	21,308	597,476
	Alamo Group, Inc.	22,751	2,737,628
	Alaska Air Group, Inc.	114,992	4,357,047
	Albany International Corp., Class A	20,551	1,046,868
	Allegiant Travel Co.	5,054	681,077
	Allied Motion Technologies, Inc.	1,458	55,083
	Altra Industrial Motion Corp.	15,484	662,096
	AMERCO.	29,431	10,217,266
# *	Ameresco, Inc., Class A	981	37,661
*	American Woodmark Corp.	17,504	1,446,005
	Apogee Enterprises, Inc.	36,374	868,975
	Applied Industrial Technologies, Inc.	11,718	715,384
	ARC Document Solutions, Inc.	20,800	24,336
	ArcBest Corp.	12,135	370,360
	Arcosa, Inc.	61,271	2,828,882
	Argan, Inc.	14,321	589,882
*	ASGN, Inc.	55,051	3,670,801
	Astec Industries, Inc.	22,925	1,164,590
# *	Atlas Air Worldwide Holdings, Inc.	29,094	1,721,201
	AZZ, Inc.	19,600	658,364
	Barnes Group, Inc.	52,200	1,915,740
*	Beacon Roofing Supply, Inc.	32,799	1,006,929
*	BMC Stock Holdings, Inc.	52,400	2,074,516
	Brady Corp., Class A	55,500	2,093,460
*	Builders FirstSource, Inc.	28,442	861,793
	CAI International, Inc.	17,082	450,111
	Carlisle Cos., Inc.	42,219	5,229,668
	Carrier Global Corp.	245,098	8,183,822
*	CBIZ, Inc.	39,049	885,241
*	CECO Environmental Corp.	3,773	26,713
# *	Chart Industries, Inc.	23,620	1,994,709
	Chicago Rivet & Machine Co.	700	14,438
*	CIRCOR International, Inc.	6,849	191,087
*	Clean Harbors, Inc.	40,519	2,146,291
# *	Colfax Corp.	17,646	479,795
	Columbus McKinnon Corp.	17,542	594,498
	Comfort Systems USA, Inc.	44,560	2,040,848
# *	Commercial Vehicle Group, Inc.	15,404	90,113
	CompX International, Inc.	500	6,320
	Copa Holdings SA, Class A	28,852	1,421,827

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	CoreLogic, Inc.	96,545	$7,427,207
*	Covenant Logistics Group, Inc.	7,080	97,492
	CRA International, Inc.	7,613	311,752
	Crane Co.	17,597	893,048
	CSW Industrials, Inc.	300	25,659
	CSX Corp.	1,008,000	79,571,520
#	Cubic Corp.	31,381	1,854,931
	Curtiss-Wright Corp.	46,353	3,910,339
	Deere & Co.	12,600	2,846,466
	Delta Air Lines, Inc.	433,135	13,271,256
	Douglas Dynamics, Inc.	30,234	1,031,282
*	Ducommun, Inc.	12,645	416,021
*	DXP Enterprises, Inc.	16,202	253,399
# *	Dycom Industries, Inc.	8,097	525,819
	Eastern Co. (The)	10,193	208,651
	Eaton Corp. P.L.C.	265,270	27,532,373
*	Echo Global Logistics, Inc.	31,380	846,319
	EMCOR Group, Inc.	63,171	4,307,630
	Encore Wire Corp.	24,066	1,112,090
	Enerpac Tool Group Corp.	21,000	374,430
	EnerSys	44,939	3,217,632
	Ennis, Inc	30,835	469,925
	ESCO Technologies, Inc.	29,848	2,497,979
	Espey Manufacturing & Electronics Corp.	1,671	31,491
	Federal Signal Corp.	71,923	2,062,752
	FedEx Corp.	144,562	37,509,502
	Flowserve Corp.	52,147	1,518,521
	Fortune Brands Home & Security, Inc.	123,726	10,005,722
	Forward Air Corp.	5,747	361,889
*	Franklin Covey Co.	3,046	51,538
	Franklin Electric Co., Inc.	21,158	1,263,767
# *	FTI Consulting, Inc.	43,936	4,325,939
#	GATX Corp.	65,445	4,468,585
*	Gencor Industries, Inc.	13,149	152,002
*	Gibraltar Industries, Inc.	34,903	2,005,177
*	Goldfield Corp. (The)	4,304	19,928
	Gorman-Rupp Co. (The)	22,062	685,025
*	GP Strategies Corp.	18,583	179,326
*	Great Lakes Dredge & Dock Corp.	69,820	721,241
#	Greenbrier Cos., Inc. (The)	23,651	638,104
	Griffon Corp.	40,152	860,859
#	Hawaiian Holdings, Inc.	12,054	166,948
	Heartland Express, Inc.	13,705	250,939
	Heidrick & Struggles International, Inc.	18,634	425,787
*	Herc Holdings, Inc.	1,679	74,480
*	Heritage-Crystal Clean, Inc.	7,665	126,319
	Herman Miller, Inc.	23,686	721,712
# *	Hertz Global Holdings, Inc.	50,225	35,158
	Hillenbrand, Inc.	15,748	460,629
*	Houston Wire & Cable Co.	9,200	25,300
	Howmet Aerospace, Inc.	222,905	3,845,111
*	Hub Group, Inc., Class A	1,944	97,453
	Hubbell, Inc.	17,724	2,579,019
	Hurco Cos., Inc.	7,910	236,034
*	Huron Consulting Group, Inc.	16,999	643,582
	Hyster-Yale Materials Handling, Inc.	12,246	519,230
*	IAA, Inc.	18,100	1,024,279
	ICF International, Inc.	31,660	2,070,247
*	Ingersoll Rand, Inc.	193,247	6,752,050

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	Insteel Industries, Inc.	17,578	$382,497
	Interface, Inc.	9,774	59,915
	ITT, Inc.	92,819	5,616,478
*	JELD-WEN Holding, Inc.	4,547	95,623
# *	JetBlue Airways Corp.	324,893	3,888,969
	Kadant, Inc.	10,486	1,207,148
	Kaman Corp.	14,056	557,461
	KAR Auction Services, Inc.	18,100	263,536
	Kennametal, Inc.	49,746	1,542,126
	Kimball International, Inc., Class B	38,632	397,910
	Knight-Swift Transportation Holdings, Inc.	84,110	3,195,339
	Knoll, Inc.	8,100	92,826
	Korn Ferry.	63,010	1,902,272
*	Kratos Defense & Security Solutions, Inc.	2,711	51,211
	L3Harris Technologies, Inc.	127,356	20,518,325
*	Lawson Products, Inc.	8,847	364,585
*	LB Foster Co., Class A	4,904	66,498
	LSI Industries, Inc.	15,841	108,352
# *	Lydall, Inc.	15,605	308,823
	Macquarie Infrastructure Corp.	16,662	429,880
	ManpowerGroup, Inc.	57,319	3,890,241
	Marten Transport, Ltd.	119,454	1,833,022
*	Masonite International Corp.	19,500	1,716,000
# *	MasTec, Inc.	63,539	3,154,076
	Matson, Inc.	62,316	3,237,316
	Matthews International Corp., Class A	4,487	97,951
	McGrath RentCorp	22,452	1,281,560
*	Mercury Systems, Inc.	2,055	141,548
# *	Middleby Corp. (The)	6,600	656,964
	Miller Industries, Inc.	20,099	601,764
	Moog, Inc., Class A	35,839	2,235,995
# *	MRC Global, Inc.	97,164	413,919
	MSC Industrial Direct Co., Inc., Class A	3,500	243,810
	Mueller Industries, Inc.	44,012	1,273,267
	Mueller Water Products, Inc., Class A	72,387	749,929
*	MYR Group, Inc.	19,582	837,131
	National Presto Industries, Inc.	5,471	454,585
	Nielsen Holdings P.L.C.	17,000	229,670
	NL Industries, Inc.	100	414
#	NN, Inc.	9,957	53,370
	Norfolk Southern Corp.	545,229	114,018,288
*	Northwest Pipe Co.	5,286	141,665
	nVent Electric P.L.C.	141,034	2,545,664
	Oshkosh Corp.	76,335	5,141,926
	Owens Corning	149,300	9,774,671
	PACCAR, Inc.	165,276	14,111,265
*	PAM Transportation Services, Inc.	6,449	255,380
	Park Aerospace Corp.	9,330	98,805
	Park-Ohio Holdings Corp.	2,542	50,179
	Pentair P.L.C.	75,472	3,755,487
*	Perma-Pipe International Holdings, Inc.	8,900	48,416
*	PGT Innovations, Inc.	49,980	828,668
	Powell Industries, Inc.	5,719	135,140
	Preformed Line Products Co.	400	22,012
	Primoris Services Corp.	34,000	641,580
#	Quad/Graphics, Inc.	6,491	14,735
	Quanex Building Products Corp.	30,731	559,304
	Quanta Services, Inc.	168,307	10,507,406
*	Radiant Logistics, Inc.	42,044	216,106

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	Raytheon Technologies Corp.	266,443	$14,473,184
# *	RCM Technologies, Inc.	15,245	19,361
	Regal Beloit Corp.	22,880	2,257,112
	Republic Services, Inc.	429,755	37,891,498
*	Resideo Technologies, Inc.	10,125	102,060
	Resources Connection, Inc.	31,255	335,679
	Rexnord Corp.	66,378	2,129,406
	Rush Enterprises, Inc., Class A	50,254	1,801,103
	Rush Enterprises, Inc., Class B	27,783	873,775
#	Ryder System, Inc.	89,844	4,425,715
# *	Saia, Inc.	29,325	4,330,130
	Schneider National, Inc., Class B	9,398	207,320
*	Sensata Technologies Holding P.L.C.	88,061	3,849,146
	Shyft Group, Inc. (The)	33,020	637,616
*	SIFCO Industries, Inc.	4,527	16,071
	Simpson Manufacturing Co., Inc.	37,725	3,346,962
	SkyWest, Inc.	57,460	1,668,064
	Snap-on, Inc.	38,115	6,004,256
	Southwest Airlines Co.	531,263	21,000,826
*	SPX FLOW, Inc.	15,945	675,271
	Standex International Corp.	22,341	1,387,153
	Stanley Black & Decker, Inc.	129,900	21,589,380
	Steelcase, Inc., Class A	100,669	1,050,984
# *	Stericycle, Inc.	33,600	2,093,280
*	Sterling Construction Co., Inc.	29,900	439,530
#	Terex Corp.	42,936	1,060,090
	Tetra Tech, Inc.	57,122	5,764,181
*	Textainer Group Holdings, Ltd.	10,800	156,168
	Textron, Inc.	77,944	2,790,395
*	Thermon Group Holdings, Inc.	5,700	57,513
	Timken Co. (The)	40,125	2,395,463
	Titan International, Inc.	18,000	49,500
*	Titan Machinery, Inc.	17,783	266,567
	Trane Technologies P.L.C.	213,109	28,290,220
*	Transcat, Inc.	7,700	238,007
*	TriMas Corp.	10,200	248,166
#	Trinity Industries, Inc.	120,734	2,274,629
	Triton International, Ltd.	28,853	1,064,099
*	Twin Disc, Inc.	6,900	34,914
	UFP Industries, Inc.	95,400	4,761,414
*	Ultralife Corp.	3,309	17,074
	UniFirst Corp.	18,705	3,064,066
	Union Pacific Corp.	295,838	52,419,535
*	United Airlines Holdings, Inc.	138,905	4,703,323
*	United Rentals, Inc.	51,618	9,202,973
*	Univar Solutions, Inc.	77,916	1,292,626
*	USA Truck, Inc.	7,482	64,121
	Valmont Industries, Inc.	10,420	1,479,119
*	Vectrus, Inc.	11,269	445,351
*	Veritiv Corp.	9,937	143,093
#	Viad Corp.	23,193	463,860
*	Virco Manufacturing Corp.	12,601	24,698
	VSE Corp.	6,244	180,826
#	Wabash National Corp.	23,800	339,388
	Watts Water Technologies, Inc., Class A	29,209	3,235,481
	Werner Enterprises, Inc.	51,539	1,959,513
*	WESCO International, Inc.	55,106	2,272,571
# *	Willdan Group, Inc.	7,100	185,807
*	Willis Lease Finance Corp.	6,713	142,383

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
*	WillScot Mobile Mini Holdings Corp.	130,978	$2,433,571
	Woodward, Inc.	14,712	1,170,340
# *	XPO Logistics, Inc.	103,005	9,270,450

TOTAL INDUSTRIALS			827,832,704

INFORMATION TECHNOLOGY — (9.0%)
*	ACI Worldwide, Inc.	2,971	86,664
*	Advanced Energy Industries, Inc.	3,570	240,868
*	Agilysys, Inc.	3,000	81,240
*	Alithya Group, Inc., Class A	11,334	27,202
	Alliance Data Systems Corp.	4,964	255,845
*	Alpha & Omega Semiconductor, Ltd.	20,661	327,684
	Amdocs, Ltd.	99,072	5,585,679
*	Amkor Technology, Inc.	1,400	16,590
	Analog Devices, Inc.	24,652	2,922,002
*	Arrow Electronics, Inc.	171,470	13,355,798
	AstroNova, Inc.	6,285	49,652
	Avnet, Inc.	27,420	676,451
*	Aware, Inc.	14,326	37,821
*	Axcelis Technologies, Inc.	31,733	700,347
# *	AXT, Inc.	24,921	148,280
	Bel Fuse, Inc., Class A	3,574	43,531
	Bel Fuse, Inc., Class B	7,655	89,640
	Belden, Inc.	2,684	82,882
	Benchmark Electronics, Inc.	62,063	1,292,772
	Brooks Automation, Inc.	52,147	2,435,265
*	CACI International, Inc., Class A	27,304	5,693,703
*	CalAmp Corp.	6,602	46,742
*	Calix, Inc.	5,463	127,889
# *	Cardtronics P.L.C., Class A	13,293	236,748
# *	Cerence, Inc.	24,487	1,336,501
*	Ciena Corp.	133,800	5,270,382
*	Cirrus Logic, Inc.	66,501	4,579,924
	CMC Materials, Inc.	13,809	1,963,502
*	Coherent, Inc.	14,758	1,846,816
	Cohu, Inc.	20,008	434,774
# *	CommScope Holding Co., Inc.	9,771	86,962
	Comtech Telecommunications Corp.	15,569	224,194
*	Conduent, Inc.	481	1,676
	Corning, Inc.	785,955	25,126,981
# *	Cree, Inc.	13,400	852,240
	CSP, Inc.	2,414	17,115
	CTS Corp.	66,936	1,850,111
*	CyberOptics Corp.	3,281	75,594
	Daktronics, Inc.	40,433	157,689
# *	Digi International, Inc.	25,438	374,702
*	Diodes, Inc.	48,570	2,808,803
*	DSP Group, Inc.	46,713	615,210
	DXC Technology Co.	228,936	4,217,001
*	EchoStar Corp., Class A	23,551	545,441
*	EMCORE Corp.	744	2,425
*	ePlus, Inc.	17,490	1,180,750
*	Fabrinet	41,355	2,482,127
	Fidelity National Information Services, Inc.	198,899	24,780,826
# *	First Solar, Inc.	30,266	2,634,504
*	Flex, Ltd.	467,295	6,612,224
	FLIR Systems, Inc.	27,487	953,524
*	FormFactor, Inc.	83,395	2,364,248
*	Frequency Electronics, Inc.	7,390	67,545

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
INFORMATION TECHNOLOGY — (Continued)
	Global Payments, Inc.	76,846	$12,121,688
*	GSI Technology, Inc.	2,491	15,220
	Hackett Group, Inc. (The)	18,000	232,560
# *	Harmonic, Inc.	82,383	489,355
	Hewlett Packard Enterprise Co.	894,616	7,729,482
# *	Ichor Holdings, Ltd.	14,000	325,640
# *	II-VI, Inc.	548	24,918
*	Insight Enterprises, Inc.	42,100	2,246,035
	Intel Corp.	4,073,898	180,392,203
	InterDigital, Inc.	21,111	1,181,794
# *	Itron, Inc.	25,301	1,719,203
	Jabil, Inc.	156,633	5,190,818
	Juniper Networks, Inc.	195,414	3,853,564
#	KBR, Inc.	105,229	2,345,554
*	Key Tronic Corp.	17,623	134,640
*	Kimball Electronics, Inc.	23,443	284,129
*	Knowles Corp.	99,915	1,423,789
	Kulicke & Soffa Industries, Inc.	74,988	1,960,186
*	KVH Industries, Inc.	9,596	83,389
*	Lattice Semiconductor Corp.	18,203	635,285
# *	Limelight Networks, Inc.	52,504	185,339
	Littelfuse, Inc.	6,880	1,361,827
*	LiveRamp Holdings, Inc.	7,769	513,453
# *	Lumentum Holdings, Inc.	51,495	4,258,122
	ManTech International Corp., Class A	30,048	1,949,514
	Marvell Technology Group, Ltd.	166,418	6,242,339
	Methode Electronics, Inc.	72,016	2,215,932
*	Micron Technology, Inc.	878,203	44,208,739
	MKS Instruments, Inc.	62,405	6,764,078
	MTS Systems Corp.	20,700	502,596
*	NETGEAR, Inc.	26,028	802,183
# *	Nuance Communications, Inc.	176,892	5,644,624
# *	ON Semiconductor Corp.	379,816	9,529,583
*	Onto Innovation, Inc.	41,970	1,345,978
*	Optical Cable Corp.	10,474	27,966
*	OSI Systems, Inc.	19,200	1,481,472
# *	PAR Technology Corp.	3,113	115,088
#	PC Connection, Inc.	35,467	1,615,522
*	Perceptron, Inc.	1,300	8,970
*	Perficient, Inc.	28,300	1,108,228
	Perspecta, Inc.	114,468	2,052,411
*	Photronics, Inc.	79,712	777,192
*	Plexus Corp.	35,152	2,444,470
*	Qorvo, Inc.	95,832	12,205,164
*	Rambus, Inc.	9,315	128,454
	Richardson Electronics, Ltd.	15,464	65,258
# *	Rogers Corp.	10,243	1,241,657
*	Sanmina Corp.	39,846	973,836
*	ScanSource, Inc.	21,541	432,974
	Science Applications International Corp.	30,919	2,361,284
	SS&C Technologies Holdings, Inc.	51,586	3,054,923
*	Sykes Enterprises, Inc.	21,292	729,038
# *	Synaptics, Inc.	38,700	2,967,129
	SYNNEX Corp.	55,899	7,358,544
	TE Connectivity, Ltd.	197,255	19,110,064
	TESSCO Technologies, Inc.	8,689	53,003
# *	TTM Technologies, Inc.	72,684	862,759
# *	Ultra Clean Holdings, Inc.	39,982	851,217
*	Verint Systems, Inc.	44,826	2,174,958

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
INFORMATION TECHNOLOGY — (Continued)
# *	ViaSat, Inc.	22,743	$770,988
*	Viavi Solutions, Inc.	16,203	200,107
*	Virtusa Corp.	30,064	1,512,219
	Vishay Intertechnology, Inc.	151,731	2,461,077
*	Vishay Precision Group, Inc.	16,480	393,707
	Western Digital Corp.	215,907	8,146,171
	Xerox Holdings Corp.	128,558	2,234,338
#	Xperi Holding Corp.	63,080	782,192

TOTAL INFORMATION TECHNOLOGY			516,641,225

MATERIALS — (3.6%)
*	AdvanSix, Inc.	19,500	296,790
#	Albemarle Corp.	92,334	8,606,452
*	Alcoa Corp.	43,626	563,648
	Amcor P.L.C.	213,649	2,228,359
*	Arconic Corp.	64,458	1,401,317
	Ashland Global Holdings, Inc.	112,560	7,853,311
	Avient Corp.	1,985	61,674
*	Berry Global Group, Inc.	8,100	377,703
	Boise Cascade Co.	43,464	1,668,148
	Cabot Corp.	46,280	1,759,103
	Carpenter Technology Corp.	46,452	811,981
*	Century Aluminum Co.	2,522	16,595
	Chemours Co. (The)	7,630	153,668
*	Clearwater Paper Corp.	895	33,249
	Commercial Metals Co.	88,897	1,835,723
	Compass Minerals International, Inc.	3,757	226,848
*	Core Molding Technologies, Inc.	11,847	91,103
	Corteva, Inc.	3,686	121,564
	Domtar Corp.	46,407	1,108,199
	Dow, Inc.	163,118	7,420,238
	DuPont de Nemours, Inc.	3,686	209,660
	Eastman Chemical Co.	62,099	5,020,083
*	Element Solutions, Inc.	90,367	1,059,101
	Friedman Industries, Inc.	3,048	17,069
	FutureFuel Corp.	6,104	72,577
	Glatfelter Corp.	43,300	617,891
#	Gold Resource Corp.	53,300	146,042
	Graphic Packaging Holding Co.	204,980	2,724,184
	Greif, Inc., Class A	21,053	854,541
	Greif, Inc., Class B	400	17,300
	Hawkins, Inc.	10,809	504,888
	Haynes International, Inc.	10,047	162,862
	HB Fuller Co.	57,208	2,588,662
	Hecla Mining Co.	73,348	335,934
	Huntsman Corp.	188,589	4,580,827
	Innospec, Inc.	24,133	1,596,157
#	International Flavors & Fragrances, Inc.	12,728	1,306,656
	International Paper Co.	237,550	10,392,813
	Kaiser Aluminum Corp.	27,181	1,710,500
*	Kraton Corp.	18,082	511,721
#	Kronos Worldwide, Inc.	2,217	29,530
	Linde P.L.C.	47,639	10,496,777
	Louisiana-Pacific Corp.	173,457	4,957,401
# *	LSB Industries, Inc.	1,758	3,920
	LyondellBasell Industries NV, Class A	23,284	1,593,790
	Martin Marietta Materials, Inc.	23,633	6,294,650
	Materion Corp.	19,190	982,336
	Mercer International, Inc.	21,725	136,650

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
MATERIALS — (Continued)
	Minerals Technologies, Inc.	34,280	$1,874,773
	Myers Industries, Inc.	22,700	325,518
	Neenah, Inc.	7,684	289,149
	Newmont Corp.	502,635	31,585,583
	Northern Technologies International Corp.	6,070	48,621
	Nucor Corp.	164,456	7,854,419
#	Olin Corp.	107,501	1,779,142
	Olympic Steel, Inc.	9,986	113,940
	Packaging Corp. of America	15,471	1,771,275
*	PQ Group Holdings, Inc.	2,829	32,703
*	Rayonier Advanced Materials, Inc.	3,100	10,633
	Reliance Steel & Aluminum Co.	93,801	10,223,371
*	Resolute Forest Products, Inc.	46,500	213,435
	Royal Gold, Inc.	28,500	3,386,085
*	Ryerson Holding Corp.	10,600	83,422
	Schnitzer Steel Industries, Inc., Class A	400	8,400
	Schweitzer-Mauduit International, Inc.	31,500	1,045,800
	Sensient Technologies Corp.	38,101	2,492,948
	Silgan Holdings, Inc.	5,100	175,695
	Sonoco Products Co.	80,873	3,953,881
	Steel Dynamics, Inc.	215,469	6,782,964
	Stepan Co.	22,152	2,579,379
# *	Summit Materials, Inc., Class A	95,498	1,689,360
# *	Synalloy Corp.	949	4,925
# *	TimkenSteel Corp.	20,188	78,128
*	Trecora Resources	10,776	63,794
	Tredegar Corp.	26,545	387,026
#	Trinseo SA	29,519	939,295
*	Tronox Holdings P.L.C., Class A	64,513	630,292
*	UFP Technologies, Inc.	339	12,563
	United States Lime & Minerals, Inc.	2,500	231,750
*	Universal Stainless & Alloy Products, Inc.	6,269	34,041
# *	US Concrete, Inc.	4,591	155,910
	Valvoline, Inc.	204,538	4,023,262
#	Verso Corp., Class A	2,361	18,369
	Vulcan Materials Co.	58,246	8,436,351
#	Westlake Chemical Corp.	158,152	10,694,238
	WestRock Co.	162,029	6,084,189
	Worthington Industries, Inc.	47,320	2,328,617

TOTAL MATERIALS			208,003,441

REAL ESTATE — (0.2%)
*	CBRE Group, Inc., Class A	89,249	4,498,150
	Griffin Industrial Realty, Inc.	1,500	79,575
#	Jones Lang LaSalle, Inc.	40,739	4,597,803
	Kennedy-Wilson Holdings, Inc.	96,704	1,274,559
	Newmark Group, Inc., Class A	28,647	135,644
*	Rafael Holdings, Inc., Class B	550	9,020
	RE/MAX Holdings, Inc., Class A	3,800	122,892
# *	St Joe Co. (The)	40,700	1,100,528
*	Stratus Properties, Inc.	3,069	65,584

TOTAL REAL ESTATE			11,883,755

UTILITIES — (0.1%)
	MDU Resources Group, Inc.	134,867	3,204,440
	New Jersey Resources Corp.	46,254	1,349,692
	NRG Energy, Inc.	55,469	1,753,930
#	Ormat Technologies, Inc.	21,734	1,540,288

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

		Shares	Value†
	UTILITIES — (Continued)
	Vistra Corp.	26,700	$463,779

	TOTAL UTILITIES		8,312,129

	TOTAL COMMON STOCKS		5,691,712,188

	RIGHTS/WARRANTS — (0.0%)

	ENERGY — (0.0%)
# * »	Parker Drilling Co. Warrants 09/16/2024	710	0

	PREFERRED STOCKS — (0.0%)

	CONSUMER DISCRETIONARY — (0.0%)
*	Qurate Retail, Inc.	12,516	1,224,315

	INDUSTRIALS — (0.0%)
*	WESCO International, Inc.	11,314	327,880

	TOTAL PREFERRED STOCKS		1,552,195

	TOTAL INVESTMENT SECURITIES (Cost $3,184,925,593)		5,693,264,383

	TEMPORARY CASH INVESTMENTS — (0.0%)
	State Street Institutional U.S. Government Money Market Fund 0.026%	716,493	716,493

	SECURITIES LENDING COLLATERAL — (1.2%)
@ §	The DFA Short Term Investment Fund	5,788,274	66,976,114

	TOTAL INVESTMENTS — (100.0%) (Cost $3,252,609,084)		$5,760,956,990

P.L.C.	Public Limited Company
SA	Special Assessment
†	See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securitie.
»	Securities that have generally been fair value factored. See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

Summary of the Series’ investments as of October 31, 2020, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$871,113,431	—	—	$871,113,431
Consumer Discretionary	385,095,188	$2,363	—	385,097,551
Consumer Staples	433,456,491	—	—	433,456,491
Energy	276,589,643	—	—	276,589,643
Financials	1,024,534,233	4,182	—	1,024,538,415
Health Care	1,128,243,403	—	—	1,128,243,403
Industrials	827,832,704	—	—	827,832,704
Information Technology	516,641,225	—	—	516,641,225
Materials	208,003,441	—	—	208,003,441
Real Estate	11,883,755	—	—	11,883,755
Utilities	8,312,129	—	—	8,312,129

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Preferred Stocks
Consumer Discretionary	$1,224,315	—	—	$1,224,315
Industrials	327,880	—	—	327,880
Temporary Cash Investments	716,493	—	—	716,493
Securities Lending Collateral	—	$66,976,114	—	66,976,114

TOTAL	$5,693,974,331	$66,982,659	—	$5,760,956,990

See accompanying Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series and The Tax-Managed U.S. Marketwide Value Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series and The Tax-Managed U.S. Marketwide Value Series (ten of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020, and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodians, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

December 18, 2020

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s Co-Principal Executive Officers and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the Co-Principal Executive Officers and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 13.	EXHIBITS.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	This item is not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The DFA Investment Trust Company

By:	/s/ David P. Butler
David P. Butler
Co-Chief Executive Officer

Date:	January 6, 2021

By:	/s/ Gerard K. O’Reilly
Gerard K. O’Reilly
Co-Chief Executive Officer and
Chief Investment Officer

Date:	January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David P. Butler
David P. Butler
Co-Principal Executive Officer
The DFA Investment Trust Company

Date:	January 6, 2021

By:	/s/ Gerard K. O’Reilly
Gerard K. O’Reilly
Co-Principal Executive Officer
The DFA Investment Trust Company

Date:	January 6, 2021

By:	/s/ Lisa M. Dallmer
Lisa M. Dallmer
Principal Financial Officer
The DFA Investment Trust Company

Date:	January 6, 2021